UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803

Name of Registrant: Vanguard Scottsdale Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2017 – February 28, 2018

Item 1: Reports to Shareholders

Semiannual Report | February 28, 2018
Vanguard Explorer Value™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control. We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisors’ Report.	5
Results of Proxy Voting.	9
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangements.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Explorer Value Fund returned about 8% for the six months ended February 28, 2018, surpassing the result of about 5% for the benchmark Russell 2500 Value Index and the average return of about 7% for its peer small-capitalization value funds.

• Large-cap stocks outperformed their mid- and small-cap counterparts during the period, while growth stocks exceeded value stocks.

• Eight of the fund’s industry sectors recorded gains, five of them in double digits.

Utilities, real estate, and consumer staples produced negative returns.

• Based on relative performance, real estate, information technology, consumer discretionary, and industrials were the fund’s strongest sectors. Financials, materials, and energy detracted from performance.

• The fund had no exposure to telecommunication services stocks. This helped boost performance, as the sector produced a negative return for the benchmark.

Total Returns: Six Months Ended February 28, 2018
Total
Returns
Vanguard Explorer Value Fund	7.61%
Russell 2500 Value Index	5.25
Small-Cap Value Funds Average	6.63
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Explorer Value Fund	0.55%	1.30%

The fund expense ratio shown is from the prospectus dated December 21, 2017, and represents estimated costs for the current fiscal year. For the six months ended February 28, 2018, the fund’s annualized expense ratio was 0.59%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Small-Cap Value Funds.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

2

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

3

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

4

Advisors’ Report

For the six months ended February 28, 2018, Vanguard Explorer Value Fund returned 7.61%, ahead of the return of its benchmark, the Russell 2500 Value Index, and the average return of its small-capitalization value peers. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the six months and of how their portfolio positioning reflects this assessment. (Please note that the Frontier discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on March 15, 2018.

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Cardinal Capital Management,	49	330	The advisor seeks stocks that are able to
L.L.C.			generate excess cash flow and reinvest the
			cash to increase shareholder value.
Frontier Capital Management	47	320	The advisor selects stocks by identifying
Co., LLC			companies it believes are underpriced relative
			to their long-term value. These companies are
			generally inexpensive and have low
			price-to-book and price-to-earnings ratios.
Cash Investments	4	25	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor may also
			maintain a modest cash position.

5

Cardinal Capital Management, L.L.C.

Portfolio Managers:

Eugene Fox III, Managing Partner

Robert B. Kirkpatrick, CFA,
Managing Partner

Rachel D. Matthews, Partner

Robert Fields, Partner

For the six months ended February 28, 2018, the performance of Cardinal’s portion of the Explorer Value Fund outpaced that of its benchmark.

During this period, the performance of small- and mid-capitalization stocks was best characterized as cyclical. The consumer discretionary, materials, industrial, and energy sectors were the strongest performers, while the telecommunication services, real estate, and utilities sectors were the weakest. Stocks with larger market capitalizations and lower price/forward-earnings ratios also provided better returns. Investor behavior was generally consistent with a more optimistic view of the economy, primarily in response to the passage of the Tax Cuts and Jobs Act.

The main contributors to relative performance in our portion of the fund were stock selection in the information technology sector, a lower weighting and stock selection in the poorly performing real estate sector, not owning utilities, and stock selection in industrials. The primary detractor from relative performance was stock selection in materials.

Within information technology, the share price of internet services provider IAC/ InterActiveCorp rose significantly on strong results, particularly in its 83%-owned subsidiary, Match Group. In real estate, the share price of real estate owner and developer Howard Hughes rose as the company signed an attractive lease at its South Street Seaport commercial redevelopment and reported steady progress at its Summerlin and Ward Village residential projects. Not owning utilities contributed to performance because the sector declined as U.S. Treasury yields rose.

In industrials, shares of used-car auctioneer KAR Auction Services rose on solid results and guidance. In materials, shares of agricultural chemical provider FMC, a top performer in 2017, declined in early 2018 on concerns that the prospects for its lithium business would be less attractive after Latin American competitor SQM announced that it had secured access to a substantial new supply of lithium carbonate from the Chilean government.

Our near-term outlook for equities remains cautious as equity market valuations are full despite most economic indicators pointing to steady growth for 2018. The Federal Reserve, believing that inflation will hit its target, expects to gradually raise interest rates during the year. Inflation could become an area of concern if global growth pressures commodity prices and tight labor markets drive wage increases.

6

Although economic fundamentals continue to improve across much of the developed world, the U.S. dollar could gain support from improving U.S. growth. The mergers-and-acquisitions market should continue to be active as long as inexpensive capital is available and shareholder activism continues to lead to corporate breakups and sales of non-core assets.

Our investment team’s focus consistently remains on stocks of companies whose business performance is generally less dependent on the growth rate of the U.S. economy. By attempting to limit macroeconomic risks and taking them only when we believe that we are being adequately compensated, overall portfolio risk is reduced because the tools under management’s control are generally more dependable. Looking ahead, companies in our portfolio continue to redeploy their free cash flow through share repurchases, dividends, and opportunistic acquisitions that should bode well for future value creation.

Frontier Capital Management Co., LLC

Portfolio Managers:

Thomas W. Duncan, Jr.,
Executive Vice President

William A. Teichner, CFA,
Executive Vice President

Our portion of the fund benefited from positive stock and sector selection. Relative total attribution was positive in seven of the nine Russell sectors and was strongest in producer durables, materials and processing, and consumer discretionary. Financial services and health care were the only detractors.

The portfolio’s ten best contributing stocks added, on average, approximately 60 basis points each to absolute performance. (One basis point is equal to one-hundredth of 1%, and is used to denote the percentage change in a financial instrument.) These holdings were spread across four sectors and included four consumer discretionary companies and two holdings each from producer durables, materials and processing, and technology. The consumer discretionary positions included an entry-level home builder, two footwear-related companies, and a for-profit university.

The top contributor was LGI Homes (LGIH), a builder focused on first-time homeowners. The stock added approximately 120 basis points to performance as the company exceeded consensus earnings estimates. Earnings were driven by revenues, which grew with robust home sales across the firm’s nationwide markets as it deployed its distinctive marketing model. The company targets renters in a 25-mile radius of its communities through intensive direct mail campaigns in which it highlights the affordable monthly payments on an LGIH home.

The portfolio’s ten largest detractors trimmed, on average, approximately 30 basis points each from performance. These stocks were spread over four sectors and included four financial services

7

companies, three technology firms, two utilities, and one consumer discretionary holding. The financials included two property and casualty insurance stocks and two real estate investment trusts focused on office buildings.

The largest detractor was Aspen Insurance, a worldwide provider of insurance and reinsurance. The stock hindered performance by approximately 50 basis points. This was largely related to more than $300 million of losses from the three major hurricanes—Harvey, Irma, and Maria—that hit the U.S. in August and September 2017, along with more than $130 million in losses from wildfires in California. Harvey and Irma were the largest hurricanes to strike the U.S. since 2005, while Maria was the biggest storm to hit Puerto Rico since 1928.

Insuring against natural catastrophes is part of Aspen’s business, and the company diversifies its risk across the globe and limits its exposure by area and type of event. Nevertheless, there can be volatility in the year-to-year returns of insurance stocks, and our approach is to take a long-term view. The company is inexpensive as it trades around 90% of tangible book value. Over time, we believe the stock’s total return should benefit from growth in book value per share, dividends, and a higher multiple of book value.

During the period we bought three new stocks and sold six others. The purchases were spread across three sectors; the sales were across four. The net effect was an increase in consumer discretionary stocks and a reduction in materials and processing, technology, and financial services holdings. As is typical with our approach to investing, the changes were related to company-specific reasons rather than top-down positioning.

8

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	797,579,784	15,541,140	98.1%
Emerson U. Fullwood	796,911,377	16,209,547	98.0%
Amy Gutmann	796,611,379	16,509,545	98.0%
JoAnn Heffernan Heisen	795,715,738	17,405,186	97.9%
F. Joseph Loughrey	796,955,260	16,165,664	98.0%
Mark Loughridge	797,027,324	16,093,600	98.0%
Scott C. Malpass	797,191,317	15,929,607	98.0%
F. William McNabb III	794,211,732	18,909,192	97.7%
Deanna Mulligan	797,691,084	15,429,840	98.1%
André F. Perold	793,048,517	20,072,408	97.5%
Sarah Bloom Raskin	797,096,185	16,024,739	98.0%
Peter F. Volanakis	796,849,973	16,270,951	98.0%
*Results are for all funds within the same trust.

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Explorer Value Fund	8,927,842	378,646	577,409	853,969	83.1%

9

Explorer Value Fund

Fund Profile
As of February 28, 2018

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	112	1,737	3,746
Median Market Cap	$3.2B	$4.3B	$68.2B
Price/Earnings Ratio	20.5x	16.9x	21.7x
Price/Book Ratio	1.8x	1.6x	3.0x
Return on Equity	8.2%	8.1%	15.0%
Earnings Growth
Rate	12.7%	6.6%	8.5%
Dividend Yield	1.5%	2.1%	1.7%
Foreign Holdings	1.2%	0.0%	0.0%
Turnover Rate
(Annualized)	34%	—	—
Ticker Symbol	VEVFX	—	—
Expense Ratio[1]	0.55%	—	—
30-Day SEC Yield	0.97%	—	—
Short-Term Reserves	3.5%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	11.7%	10.7%	13.0%
Consumer Staples	3.5	3.4	6.8
Energy	5.2	6.7	5.2
Financials	24.9	25.1	15.4
Health Care	4.9	6.0	13.4
Industrials	16.9	13.6	10.8
Information Technology	13.6	8.6	24.2
Materials	8.4	5.9	3.3
Real Estate	8.2	13.4	3.5
Telecommunication
Services	0.0	0.3	1.7
Utilities	2.7	6.3	2.7

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	2500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.95	0.70
Beta	1.00	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
IAC/InterActiveCorp	Internet Software &
	Services	2.7%
PacWest Bancorp	Regional Banks	2.6
KAR Auction Services	Diversified Support
Inc.	Services	2.3
Columbia Banking
System Inc.	Regional Banks	1.7
Nexstar Media Group
Inc.	Broadcasting	1.7
MB Financial Inc.	Regional Banks	1.7
Genesee & Wyoming
Inc.	Railroads	1.6
Ligand Pharmaceuticals
Inc.	Biotechnology	1.6
ACI Worldwide Inc.	Application Software	1.6
Six Flags Entertainment
Corp.	Leisure Facilities	1.5
Top Ten		19.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 21, 2017, and represents estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratio was 0.59%.

10

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): March 30, 2010, Through February 28, 2018

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Explorer Value Fund	3/30/2010	13.27%	13.99%	13.13%

See Financial Highlights for dividend and capital gains information.

11

Explorer Value Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (93.2%)[1]
Consumer Discretionary (10.9%)
	Nexstar Media Group Inc.
	Class A	161,527	11,541
	Six Flags Entertainment
	Corp.	162,597	10,421
*	Modine Manufacturing
	Co.	397,229	9,136
*	Career Education Corp.	554,892	7,341
	Lithia Motors Inc. Class A	68,666	7,134
	Wendy’s Co.	292,246	4,661
*	Deckers Outdoor Corp.	40,641	3,844
*	Boot Barn Holdings Inc.	209,382	3,689
^,*	Lands’ End Inc.	203,051	3,655
*	Vista Outdoor Inc.	201,222	3,467
*	LGI Homes Inc.	56,031	3,171
*	Del Taco Restaurants Inc.	218,043	2,748
^	Rent-A-Center Inc.	177,557	1,335
	Libbey Inc.	209,202	1,312
^,*	Global Eagle
	Entertainment Inc.	297,830	402
			73,857
Consumer Staples (3.3%)
	Pinnacle Foods Inc.	160,791	8,676
*	HRG Group Inc.	468,859	7,403
*	Hostess Brands Inc.
	Class A	323,148	3,956
*	Central Garden & Pet Co.
	Class A	53,506	1,939
			21,974
Energy (4.8%)
*	Parsley Energy Inc.
	Class A	321,868	8,137
*	RSP Permian Inc.	146,103	5,597
*	Callon Petroleum Co.	381,754	4,035
*	PDC Energy Inc.	72,998	3,835
	SM Energy Co.	193,832	3,555
*	QEP Resources Inc.	349,208	3,010

			Market
			Value•
		Shares	($000)
*	Carrizo Oil & Gas Inc.	194,903	2,738
*	International Seaways Inc.	98,209	1,598
			32,505
Financials (23.5%)
	PacWest Bancorp	336,435	17,542
	Columbia Banking System
	Inc.	282,622	11,808
	MB Financial Inc.	275,088	11,281
	Popular Inc.	232,243	9,757
	Argo Group International
	Holdings Ltd.	156,064	9,091
	First Horizon National
	Corp.	460,484	8,772
	Starwood Property Trust
	Inc.	410,464	8,312
	Flushing Financial Corp.	294,467	7,862
	Washington Federal Inc.	221,507	7,686
	South State Corp.	82,412	7,145
	Aspen Insurance Holdings
	Ltd.	190,586	6,937
	BGC Partners Inc. Class A	522,525	6,908
	Affiliated Managers Group
	Inc.	35,276	6,680
*	First BanCorp
	(New York Shares)	1,087,254	6,556
	Navigators Group Inc.	111,697	6,020
	Renasant Corp.	143,359	5,987
*	Bancorp Inc.	417,109	4,409
	James River Group
	Holdings Ltd.	127,821	4,181
*	Texas Capital Bancshares
	Inc.	45,289	4,085
	FirstCash Inc.	35,268	2,599
*	Newmark Group Inc.
	Class A	169,878	2,478
	WSFS Financial Corp.	47,139	2,249
			158,345

12

Explorer Value Fund

			Market
			Value•
		Shares	($000)
Health Care (4.1%)
*	Ligand Pharmaceuticals
	Inc.	69,889	10,616
*	Diplomat Pharmacy Inc.	241,982	5,043
*	Myriad Genetics Inc.	141,523	4,588
*	Impax Laboratories Inc.	176,220	3,595
*	Syneos Health Inc.	59,519	2,494
*	Lannett Co. Inc.	83,961	1,343
			27,679
Industrials (15.7%)
	KAR Auction Services Inc.	282,579	15,282
*	Genesee & Wyoming Inc.
	Class A	158,987	11,054
*	Teledyne Technologies Inc.	43,686	8,123
*	Beacon Roofing Supply Inc.	150,325	7,954
	BWX Technologies Inc.	98,887	6,226
*	Wesco Aircraft Holdings
	Inc.	600,098	5,371
	Kaman Corp.	83,677	5,123
	Interface Inc. Class A	206,929	5,008
	Encore Wire Corp.	91,809	4,811
*	BMC Stock Holdings Inc.	242,735	4,551
	HNI Corp.	117,511	4,346
	Actuant Corp. Class A	179,597	4,077
*	Saia Inc.	49,671	3,609
	EnerSys	50,947	3,550
*	MRC Global Inc.	212,411	3,511
*	WESCO International Inc.	46,948	2,923
	Altra Industrial Motion
	Corp.	67,332	2,922
	Briggs & Stratton Corp.	123,055	2,766
*	KLX Inc.	40,116	2,715
*	DXP Enterprises Inc.	81,078	2,411
			106,333
Information Technology (12.6%)
*	IAC/InterActiveCorp	121,029	18,022
*	ACI Worldwide Inc.	445,456	10,535
*	Conduent Inc.	454,590	8,592
	Silicon Motion Technology
	Corp. ADR	174,984	8,202
*	Virtusa Corp.	114,747	5,476
	InterDigital Inc.	70,798	5,083
	j2 Global Inc.	63,591	4,707
	Jabil Inc.	155,273	4,206
^,*	Match Group Inc.	96,715	3,874
*	Integrated Device
	Technology Inc.	121,666	3,691
*	Semtech Corp.	97,945	3,296
*	Infinera Corp.	264,652	2,633
*	Itron Inc.	36,537	2,558
*	Insight Enterprises Inc.	65,279	2,280
*	Veeco Instruments Inc.	125,332	2,275
			85,430

		Market
		Value•
	Shares	($000)
Materials (8.0%)
FMC Corp.	128,962	10,121
Silgan Holdings Inc.	315,552	8,978
Valvoline Inc.	347,719	7,966
* Kraton Corp.	171,026	7,253
* Allegheny Technologies
Inc.	191,513	4,962
Carpenter Technology
Corp.	93,960	4,786
Ashland Global Holdings
Inc.	49,290	3,491
Innophos Holdings Inc.	81,554	3,389
Eagle Materials Inc.	23,902	2,396
PH Glatfelter Co.	41,414	845
		54,187
Real Estate (7.7%)
* Howard Hughes Corp.	69,894	8,960
Medical Properties Trust
Inc.	671,807	8,236
Gaming and Leisure
Properties Inc.	228,514	7,600
Sunstone Hotel Investors
Inc.	472,938	6,825
Cousins Properties Inc.	655,858	5,470
Invitation Homes Inc.	227,532	4,949
Mack-Cali Realty Corp.	262,629	4,436
Corporate Office
Properties Trust	128,128	3,198
National Retail Properties
Inc.	66,760	2,486
		52,160
Utilities (2.6%)
Portland General Electric
Co.	180,576	7,174
MDU Resources Group
Inc.	209,495	5,508
Unitil Corp.	110,216	4,633
		17,315
Total Common Stocks
(Cost $529,650)		629,785
Temporary Cash Investments (7.8%)[1]
Money Market Fund (7.6%)
[2,3] Vanguard Market
Liquidity Fund,
1.601%	510,615	51,056

13

Explorer Value Fund

	Face	Market
Amount		Value •
	($000)	($000)
U. S. Government and Agency Obligations (0.2%)
United States Treasury
Bill, 1.432%, 4/26/18	400	399
4 United States Treasury
Bill, 1.424%, 5/31/18	150	150
4 United States Treasury
Bill, 1.509%, 6/21/18	1,100	1,094
		1,643
Total Temporary Cash Investments
(Cost $52,702)		52,699
Total Investments (101.0%)
(Cost $582,352)		682,484
Other Assets and Liabilities (-1.0%)
Other Assets		2,393
Liabilities [3]		(9,470)
		(7,077)
Net Assets (100%)
Applicable to 18,908,089 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		675,407
Net Asset Value Per Share		$35.72

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		630,224
Collateral for Futures Contracts		1,204
Total Unaffiliated Issuers		631,428
Affiliated Vanguard Funds		51,056
Total Investments in Securities		682,484
Investment in Vanguard		38
Receivables for Investment Securities Sold		1,025
Receivables for Accrued Income		609
Receivables for Capital Shares Issued		686
Other Assets		35
Total Assets		684,877
Liabilities
Payables for Investment Securities
Purchased		3,266
Collateral for Securities on Loan		3,911
Payables to Investment Advisor		605
Payables for Capital Shares Redeemed		773
Payables to Vanguard		465
Variation Margin Payable—
Futures Contracts		450
Total Liabilities		9,470
Net Assets		675,407

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	556,958
Overdistributed Net Investment Income	(844)
Accumulated Net Realized Gains	19,670
Unrealized Appreciation (Depreciation)
Investment Securities	100,132
Futures Contracts	(509)
Net Assets	675,407

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $3,640,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 97.0% and 4.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $3,911,000 of collateral received for securities
on loan.
4 Securities with a value of $1,204,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

14

Explorer Value Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2018	332	25,086	(509)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Explorer Value Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	4,108
Interest[1]	325
Securities Lending—Net	39
Total Income	4,472
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,063
Performance Adjustment	110
The Vanguard Group—Note C
Management and Administrative	670
Marketing and Distribution	62
Custodian Fees	14
Shareholders’ Reports and Proxy	12
Trustees’ Fees and Expenses	1
Total Expenses	1,932
Net Investment Income	2,540
Realized Net Gain (Loss)
Investment Securities Sold[1]	23,097
Futures Contracts	1,804
Realized Net Gain (Loss)	24,901
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	18,739
Futures Contracts	(390)
Change in Unrealized Appreciation (Depreciation)	18,349
Net Increase (Decrease) in Net Assets Resulting from Operations	45,790

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $314,000, ($5,000), and ($10,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Explorer Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,540	5,213
Realized Net Gain (Loss)	24,901	17,669
Change in Unrealized Appreciation (Depreciation)	18,349	27,148
Net Increase (Decrease) in Net Assets Resulting from Operations	45,790	50,030
Distributions
Net Investment Income	(5,243)	(4,203)
Realized Capital Gain[1]	(20,022)	(6,166)
Total Distributions	(25,265)	(10,369)
Capital Share Transactions
Issued	96,144	295,734
Issued in Lieu of Cash Distributions	24,128	9,836
Redeemed	(72,330)	(115,593)
Net Increase (Decrease) from Capital Share Transactions	47,942	189,977
Total Increase (Decrease)	68,467	229,638
Net Assets
Beginning of Period	606,940	377,302
End of Period[2]	675,407	606,940

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $7,489,000 and $345,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($844,000) and $1,859,000.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Explorer Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$34.45	$31.55	$30.09	$32.97	$29.39	$23.44
Investment Operations
Net Investment Income	.140[1]	.329[1]	.293	.259	.251	.255
Net Realized and Unrealized Gain (Loss)
on Investments	2.517	3.331	2.964	(1.284)	5.539	6.429
Total from Investment Operations	2.657	3.660	3.257	(1.025)	5.790	6.684
Distributions
Dividends from Net Investment Income	(. 288)	(. 308)	(. 237)	(. 272)	(.168)	(. 290)
Distributions from Realized Capital Gains	(1.099)	(.452)	(1.560)	(1.583)	(2.042)	(.444)
Total Distributions	(1.387)	(.760)	(1.797)	(1.855)	(2.210)	(.734)
Net Asset Value, End of Period	$35.72	$34.45	$31.55	$30.09	$32.97	$29.39

Total Return[2]	7.61%	11.64%	11.41%	-3.12%	20.34%	29.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$675	$607	$377	$291	$323	$222
Ratio of Total Expenses to
Average Net Assets[3]	0.59%	0.55%	0.57%	0.56%	0.57%	0.60%
Ratio of Net Investment Income to
Average Net Assets	0.92%	0.98%	1.03%	0.78%	0.83%	0.88%
Portfolio Turnover Rate	34%	33%	61%	35%	36%	46%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, (0.01%), (0.01%), (0.02%), (0.02%), and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.
18

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

19

Explorer Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for tempo rary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Cardinal Capital Management, L.L.C., and Frontier Capital Management Co., LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance relative to the Russell 3000 Value Custom Index for the preceding three years. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Value Index for the preceding three years.

20

Explorer Value Fund

Vanguard manages the cash reserves of the fund as described below.

For the six months ended February 28, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.32% of the fund’s average net assets, before an increase of $110,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $38,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	629,785	—	—
Temporary Cash Investments	51,056	1,643	—
Futures Contracts—Liabilities[1]	(450)		—
Total	680,391	1,643	—
1 Represents variation margin on the last day of the reporting period.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will

21

Explorer Value Fund

reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At February 28, 2018, the cost of investment securities for tax purposes was $582,352,000. Net unrealized appreciation of investment securities for tax purposes was $100,132,000, consisting of unrealized gains of $125,237,000 on securities that had risen in value since their purchase and $25,105,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2018, the fund purchased $120,889,000 of investment securities and sold $103,407,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	February 28, 2018	August 31, 2017
	Shares	Shares
	(000)	(000)
Issued	2,604	8,790
Issued in Lieu of Cash Distributions	659	290
Redeemed	(1,972)	(3,422)
Net Increase (Decrease) in Shares Outstanding	1,291	5,658

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Value Fund	8/31/2017	2/28/2018	Period
Based on Actual Fund Return	$1,000.00	$1,076.13	$3.04
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.87	2.96

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.59%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

24

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Value Fund has renewed the fund’s investment advisory arrangements with Cardinal Capital Management, L.L.C. (Cardinal), and Frontier Capital Management Co., LLC (Frontier). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services since its inception in 2010, and took into account the organizational depth and stability of each advisor. The board considered the following:

Cardinal. Founded in 1995, Cardinal is an investment advisor that manages small- and mid-cap value portfolios. Cardinal utilizes fundamental research to analyze a company’s ability to generate free cash flow and deploy that cash flow efficiently, enhancing shareholder value. Cardinal’s analysts engage extensively with company management teams to understand their capital allocation decisions. Cardinal seeks to purchase companies that can generate superior cash flow and make value-creating capital allocation decisions at attractive valuations. Cardinal has managed a portion of the fund since the fund’s inception.

Frontier. Founded in 1980, Frontier is an investment advisor with a long history of investing in small- and mid-cap stocks. Frontier employs a relative value approach that focuses on identifying companies with solid business models, unrecognized earnings power, and attractive valuations. The portfolio managers have the support of Frontier’s deep team of sector-focused analysts and other small- and mid-cap portfolio managers. Frontier has managed a portion of the fund since the fund’s inception.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

25

Investment performance

The board considered the performance of the fund and each advisor since the fund’s inception, including any periods of outperformance or underperformance compared with a relevant benchmark and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the fund’s performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Cardinal or Frontier in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Cardinal and Frontier. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter MahoneyBorn in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
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Who Are Deaf or Hard of Hearing > 800-749-7273	CFA® is a registered trademark owned by CFA Institute.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16902 042018

Semiannual Report | February 28, 2018

Vanguard Russell 1000 Index Funds
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 1000 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	6
Russell 1000 Index Fund.	8
Russell 1000 Value Index Fund.	23
Russell 1000 Growth Index Fund.	38
About Your Fund’s Expenses.	53
Glossary.	55

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• For the six months ended February 28, 2018, results for the three funds reviewed in this report ranged from more than 7% for Vanguard Russell 1000 Value Index Fund to almost 14% for Vanguard Russell 1000 Growth Index Fund. Vanguard Russell 1000 Index Fund, which includes both growth and value stocks, returned more than 10%.

• The Index Fund and the Growth Index Fund exceeded the average returns of their peer groups. The Value Index Fund trailed its peer average.

• All three funds benefited from the performance of the technology, financial services, and consumer discretionary sectors.

• Utilities and consumer staples detracted from the performance of the Index and Value Index Funds. Those two sectors made the smallest, though still positive, contributions to the performance of the Growth Index Fund.

Total Returns: Six Months Ended February 28, 2018
Total
Returns
Vanguard Russell 1000 Index Fund
ETF Shares
Market Price	10.65%
Net Asset Value	10.55
Institutional Shares	10.57
Russell 1000 Index	10.62
Large-Cap Core Funds Average	10.13
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 1000 Value Index Fund
ETF Shares
Market Price	7.24%
Net Asset Value	7.20
Institutional Shares	7.22
Russell 1000 Value Index	7.26
Large-Cap Value Funds Average	8.92
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Russell 1000 Growth Index Fund
ETF Shares
Market Price	13.97%
Net Asset Value	13.88
Institutional Shares	13.90
Russell 1000 Growth Index	13.94
Large-Cap Growth Funds Average	13.29

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 1000 Index Fund	0.12%	0.08%	1.03%
Russell 1000 Value Index Fund	0.12	0.08	1.04
Russell 1000 Growth Index Fund	0.12	0.08	1.10

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the funds’ annualized expense ratios were: for the Russell 1000 Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Russell 1000 Index Fund, Large-Cap Core Funds; for the Russell 1000 Value Index Fund, Large-Cap Value Funds; and for the Russell 1000 Growth Index Fund, Large-Cap Growth Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

5

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	797,579,784	15,541,140	98.1%
Emerson U. Fullwood	796,911,377	16,209,547	98.0%
Amy Gutmann	796,611,379	16,509,545	98.0%
JoAnn Heffernan Heisen	795,715,738	17,405,186	97.9%
F. Joseph Loughrey	796,955,260	16,165,664	98.0%
Mark Loughridge	797,027,324	16,093,600	98.0%
Scott C. Malpass	797,191,317	15,929,607	98.0%
F. William McNabb III	794,211,732	18,909,192	97.7%
Deanna Mulligan	797,691,084	15,429,840	98.1%
André F. Perold	793,048,517	20,072,408	97.5%
Sarah Bloom Raskin	797,096,185	16,024,739	98.0%
Peter F. Volanakis	796,849,973	16,270,951	98.0%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Russell 1000 Growth Index Fund	8,561,508	306,783	337,322	2,263,999	74.6%
Russell 1000 Index Fund	6,972,585	191,845	38,546	1,186,495	83.1%
Russell 1000 Value Index Fund	8,799,295	332,770	297,639	2,149,605	76.0%

6

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Russell 1000 Growth Index Fund	8,747,011	276,833	181,768	2,263,999	76.3%
Russell 1000 Index Fund	6,976,744	184,875	41,357	1,186,495	83.2%
Russell 1000 Value Index Fund	8,887,867	330,991	210,846	2,149,605	76.8%

7

Russell 1000 Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONE	VRNIX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	1.74%	1.78%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		1000	Market
	Fund	Index	FA Index
Number of Stocks	982	977	3,746
Median Market Cap	$88.5B	$88.5B	$68.2B
Price/Earnings Ratio	21.9x	21.9x	21.7x
Price/Book Ratio	3.1x	3.1x	3.0x
Return on Equity	15.8%	15.8%	15.0%
Earnings Growth Rate	8.5%	8.5%	8.5%
Dividend Yield	1.8%	1.8%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		1000	Market
	Fund	Index	FA Index
Consumer Discretionary	14.2%	14.2%	14.2%
Consumer Staples	6.1	6.1	5.8
Energy	5.4	5.4	5.3
Financial Services	21.2	21.2	21.6
Health Care	13.1	13.1	13.2
Materials & Processing	3.6	3.6	3.9
Producer Durables	10.8	10.8	11.0
Technology	21.1	21.1	20.6
Utilities	4.5	4.5	4.4

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
	Russell	U.S. Total
	1000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	3.6%
Microsoft Corp.	Computer Services
	Software & Systems	2.7
Alphabet Inc.	Computer Services
	Software & Systems	2.6
Amazon.com Inc.	Diversified Retail	2.3
Facebook Inc.	Computer Services
	Software & Systems	1.6
JPMorgan Chase & Co.	Diversified Financial
	Services	1.5
Berkshire Hathaway Inc. Insurance: Multi-Line		1.5
Johnson & Johnson	Pharmaceuticals	1.4
Exxon Mobil Corp.	Oil: Integrated	1.2
Bank of America Corp.	Banks: Diversified	1.2
Top Ten		19.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

8

Russell 1000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 28, 2018

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		21.53%	15.55%	14.62%
Net Asset Value		21.54	15.54	14.62
Institutional Shares	10/15/2010	21.59	15.59	14.32

See Financial Highlights for dividend and capital gains information.

9

Russell 1000 Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 28, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	44,281	66,973	2.3%
Home Depot Inc.	131,248	23,923	0.8%
Comcast Corp. Class A	517,447	18,737	0.7%
Walt Disney Co.	171,766	17,719	0.6%
Walmart Inc.	159,929	14,395	0.5%
McDonald’s Corp.	89,092	14,053	0.5%
* Netflix Inc.	45,648	13,301	0.5%
Consumer Discretionary—Other †		237,642	8.3%
		406,743	14.2%
Consumer Staples
Procter & Gamble Co.	285,306	22,402	0.8%
Coca-Cola Co.	427,907	18,494	0.6%
Philip Morris International Inc.	172,927	17,907	0.6%
PepsiCo Inc.	159,034	17,451	0.6%
Altria Group Inc.	212,641	13,386	0.5%
1 Consumer Staples—Other †		86,177	3.0%
		175,817	6.1%
Energy
Exxon Mobil Corp.	472,928	35,820	1.2%
Chevron Corp.	210,791	23,592	0.8%
Energy—Other †		94,918	3.4%
		154,330	5.4%
Financial Services
JPMorgan Chase & Co.	384,847	44,450	1.5%
* Berkshire Hathaway Inc. Class B	214,218	44,386	1.5%
Bank of America Corp.	1,079,557	34,654	1.2%
Wells Fargo & Co.	492,821	28,786	1.0%
Visa Inc. Class A	202,760	24,927	0.9%

10

Russell 1000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Citigroup Inc.	294,590	22,239	0.8%
Mastercard Inc. Class A	104,925	18,442	0.7%
Financial Services—Other †		389,068	13.6%
		606,952	21.2%
Health Care
Johnson & Johnson	300,387	39,014	1.4%
UnitedHealth Group Inc.	106,924	24,182	0.8%
Pfizer Inc.	659,531	23,948	0.8%
AbbVie Inc.	177,537	20,564	0.7%
Merck & Co. Inc.	304,795	16,526	0.6%
Amgen Inc.	82,046	15,078	0.5%
Bristol-Myers Squibb Co.	183,454	12,145	0.4%
Medtronic plc	151,008	12,064	0.4%
Gilead Sciences Inc.	145,050	11,420	0.4%
Health Care—Other †		199,418	7.0%
		374,359	13.0%
Materials & Processing
DowDuPont Inc.	259,757	18,261	0.6%
Materials & Processing—Other †		84,845	3.0%
		103,106	3.6%

[2]Other †		21	0.0%

Producer Durables
Boeing Co.	62,009	22,460	0.8%
3M Co.	64,619	15,218	0.5%
General Electric Co.	967,415	13,650	0.5%
Honeywell International Inc.	84,719	12,802	0.5%
Union Pacific Corp.	87,728	11,427	0.4%
Producer Durables—Other †		233,267	8.1%
		308,824	10.8%
Technology
Apple Inc.	572,503	101,974	3.6%
Microsoft Corp.	835,960	78,388	2.7%
* Facebook Inc. Class A	259,929	46,351	1.6%
* Alphabet Inc. Class C	34,070	37,638	1.3%
* Alphabet Inc. Class A	32,801	36,210	1.3%
Intel Corp.	525,650	25,909	0.9%
Cisco Systems Inc.	552,893	24,759	0.9%
Oracle Corp.	324,516	16,443	0.6%
NVIDIA Corp.	63,259	15,309	0.5%
International Business Machines Corp.	94,211	14,681	0.5%
Texas Instruments Inc.	111,185	12,047	0.4%
* Adobe Systems Inc.	55,232	11,551	0.4%
Technology—Other †		181,486	6.3%
		602,746	21.0%
Utilities
AT&T Inc.	685,662	24,890	0.9%
Verizon Communications Inc.	459,075	21,916	0.8%
Utilities—Other †		82,140	2.8%
		128,946	4.5%
Total Common Stocks (Cost $2,126,515)		2,861,844	99.8%[3]

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Russell 1000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	1.601%	36,769	3,677	0.1%

6U.S. Government and Agency Obligations †			497	0.0%
Total Temporary Cash Investments (Cost $4,174)			4,174	0.1%[3]
[7]Total Investments (Cost $2,130,689)			2,866,018	99.9%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			155
Receivables for Accrued Income			5,068
Receivables for Capital Shares Issued			653
Other Assets			618
Total Other Assets			6,494	0.2%
Liabilities
Payables for Investment Securities Purchased			(375)
Collateral for Securities on Loan			(2,697)
Payables for Capital Shares Redeemed			(133)
Payables to Vanguard			(645)
Variation Margin Payable—Futures Contracts			(93)
Total Liabilities			(3,943)	(0.1%)
Net Assets			2,868,569	100.0%

At February 28, 2018, net assets consisted of:
				Amount
				($000)
Paid-in Capital				2,167,515
Undistributed Net Investment Income				6,895
Accumulated Net Realized Losses				(41,281)
Unrealized Appreciation (Depreciation)
Investment Securities				735,329
Futures Contracts				111
Net Assets				2,868,569

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Russell 1000 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 6,800,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	845,786
Net Asset Value Per Share—ETF Shares	$124.38

Institutional Shares—Net Assets
Applicable to 8,394,982 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,022,783
Net Asset Value Per Share—Institutional Shares	$240.95

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are valued using significant unobservable inputs.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $2,697,000 of collateral received for securities on loan.
6 Securities with a value of $423,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $2,553,000.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	56	7,600	111

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 1000 Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	25,135
Interest[1]	21
Securities Lending—Net	28
Total Income	25,184
Expenses
The Vanguard Group—Note B
Investment Advisory Services	350
Management and Administrative—ETF Shares	306
Management and Administrative—Institutional Shares	485
Marketing and Distribution—ETF Shares	24
Marketing and Distribution—Institutional Shares	22
Custodian Fees	79
Shareholders’ Reports and Proxy—ETF Shares	18
Shareholders’ Reports and Proxy—Institutional Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	1,288
Net Investment Income	23,896
Realized Net Gain (Loss)
Investment Securities Sold[1]	102,074
Futures Contracts	454
Realized Net Gain (Loss)	102,528
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	160,300
Futures Contracts	25
Change in Unrealized Appreciation (Depreciation)	160,325
Net Increase (Decrease) in Net Assets Resulting from Operations	286,749

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $20,000, $2,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
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Russell 1000 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,896	49,543
Realized Net Gain (Loss)	102,528	72,664
Change in Unrealized Appreciation (Depreciation)	160,325	254,042
Net Increase (Decrease) in Net Assets Resulting from Operations	286,749	376,249
Distributions
Net Investment Income
ETF Shares	(7,355)	(13,358)
Institutional Shares	(20,433)	(34,418)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(27,788)	(47,776)
Capital Share Transactions
ETF Shares	51,163	(45,968)
Institutional Shares	(179,569)	227,507
Net Increase (Decrease) from Capital Share Transactions	(128,406)	181,539
Total Increase (Decrease)	130,555	510,012
Net Assets
Beginning of Period	2,738,014	2,228,002
End of Period[1]	2,868,569	2,738,014

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,895,000 and $10,787,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Russell 1000 Index Fund

Financial Highlights

ETF Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$113.60	$99.81	$91.37	$92.70	$75.40	$64.29
Investment Operations
Net Investment Income	. 990[1]	2.054[1]	1.892	1.679	1.553	1.444
Net Realized and Unrealized Gain (Loss)
on Investments	10.928	13.753	8.383	(1.355)	17.272	11.068
Total from Investment Operations	11.918	15.807	10.275	.324	18.825	12.512
Distributions
Dividends from Net Investment Income	(1.138)	(2.017)	(1.835)	(1.654)	(1.525)	(1.402)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.138)	(2.017)	(1.835)	(1.654)	(1.525)	(1.402)
Net Asset Value, End of Period	$124.38	$113.60	$99.81	$91.37	$92.70	$75.40

Total Return	10.55%	16.02%	11.41%	0.29%	25.18%	19.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$846	$724	$679	$514	$380	$219
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.68%	1.94%	2.05%	1.84%	1.85%	2.09%
Portfolio Turnover Rate[2]	9%	11%	9%	4%	7%	11%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Russell 1000 Index Fund

Financial Highlights

Institutional Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$220.06	$193.36	$176.99	$179.58	$146.04	$124.53
Investment Operations
Net Investment Income	1.969[1]	4.080[1]	3.732	3.329	3.060	2.850
Net Realized and Unrealized Gain (Loss)
on Investments	21.168	26.609	16.259	(2.641)	33.485	21.424
Total from Investment Operations	23.137	30.689	19.991	.688	36.545	24.274
Distributions
Dividends from Net Investment Income	(2.247)	(3.989)	(3.621)	(3.278)	(3.005)	(2.764)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.247)	(3.989)	(3.621)	(3.278)	(3.005)	(2.764)
Net Asset Value, End of Period	$240.95	$220.06	$193.36	$176.99	$179.58	$146.04

Total Return	10.57%	16.06%	11.47%	0.33%	25.24%	19.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,023	$2,014	$1,549	$1,251	$944	$677
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.72%	1.98%	2.09%	1.88%	1.89%	2.13%
Portfolio Turnover Rate[2]	9%	11%	9%	4%	7%	11%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Russell 1000 Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

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Russell 1000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Russell 1000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $155,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,861,831	—	13
Temporary Cash Investments	3,677	497	—
Futures Contracts—Liabilities[1]	(93)	—	—
Total	2,865,415	497	13
1 Represents variation margin on the last day of the reporting period.

20

Russell 1000 Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $102,357,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $41,367,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $2,130,689,000. Net unrealized appreciation of investment securities for tax purposes was $735,329,000, consisting of unrealized gains of $815,931,000 on securities that had risen in value since their purchase and $80,602,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $248,004,000 of investment securities and sold $378,578,000 of investment securities, other than temporary cash investments. Purchases and sales include $82,527,000 and $253,258,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $40,125,000 and $19,905,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

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Russell 1000 Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	310,240	2,550	120,235	1,150
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(259,077)	(2,125)	(166,203)	(1,575)
Net Increase (Decrease)—ETF Shares	51,163	425	(45,968)	(425)
Institutional Shares
Issued	118,140	512	492,249	2,424
Issued in Lieu of Cash Distributions	19,247	84	31,880	157
Redeemed	(316,956)	(1,352)	(296,622)	(1,442)
Net Increase (Decrease)—Institutional Shares	(179,569)	(756)	227,507	1,139

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

22

Russell 1000 Value Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONV	VRVIX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	2.31%	2.35%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	714	712	3,746
Median Market Cap	$66.0B	$66.0B	$68.2B
Price/Earnings Ratio	17.3x	17.3x	21.7x
Price/Book Ratio	2.0x	2.0x	3.0x
Return on Equity	11.6%	11.6%	15.0%
Earnings Growth Rate	4.7%	4.7%	8.5%
Dividend Yield	2.4%	2.4%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	8.4%	8.4%	14.2%
Consumer Staples	7.0	7.0	5.8
Energy	10.3	10.3	5.3
Financial Services	32.3	32.3	21.6
Health Care	13.7	13.7	13.2
Materials & Processing	3.3	3.3	3.9
Producer Durables	7.9	7.9	11.0
Technology	8.7	8.7	20.6
Utilities	8.4	8.4	4.4

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.93
Beta	1.00	0.97

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
JPMorgan Chase & Co.	Diversified Financial
	Services	3.2%
Berkshire Hathaway Inc. Insurance: Multi-Line		3.2
Exxon Mobil Corp.	Oil: Integrated	2.6
Bank of America Corp.	Banks: Diversified	2.5
Johnson & Johnson	Pharmaceuticals	2.4
Wells Fargo & Co.	Banks: Diversified	2.1
Intel Corp.	Semiconductors &
	Components	1.9
AT&T Inc.	Utilities:
	Telecommunications	1.8
Cisco Systems Inc.	Communications
	Technology	1.8
Pfizer Inc.	Pharmaceuticals	1.7
Top Ten		23.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

23

Russell 1000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 28, 2018

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		13.56%	13.87%	13.25%
Net Asset Value		13.55	13.87	13.24
Institutional Shares	12/10/2010	13.60	13.93	12.58

See Financial Highlights for dividend and capital gains information.

24

Russell 1000 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 28, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Walmart Inc.	332,189	29,900	1.0%
Time Warner Inc.	179,716	16,706	0.6%
General Motors Co.	298,420	11,743	0.4%
Walt Disney Co.	113,140	11,671	0.4%
Consumer Discretionary—Other †		170,620	6.0%
		240,640	8.4%
Consumer Staples
Procter & Gamble Co.	561,850	44,117	1.5%
Philip Morris International Inc.	326,630	33,823	1.2%
CVS Health Corp.	235,294	15,937	0.6%
Mondelez International Inc. Class A	338,959	14,880	0.5%
Colgate-Palmolive Co.	167,571	11,557	0.4%
Consumer Staples—Other †		79,463	2.8%
		199,777	7.0%
Energy
Exxon Mobil Corp.	980,783	74,285	2.6%
Chevron Corp.	437,327	48,946	1.7%
Schlumberger Ltd.	322,168	21,147	0.7%
ConocoPhillips	277,071	15,048	0.5%
EOG Resources Inc.	121,364	12,309	0.4%
Occidental Petroleum Corp.	176,777	11,597	0.4%
Energy—Other †		112,928	4.0%
		296,260	10.3%
Financial Services
JPMorgan Chase & Co.	798,747	92,255	3.2%
* Berkshire Hathaway Inc. Class B	444,737	92,150	3.2%
Bank of America Corp.	2,243,021	72,001	2.5%
Wells Fargo & Co.	1,023,835	59,802	2.1%

25

Russell 1000 Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Citigroup Inc.	611,917	46,194	1.6%
Goldman Sachs Group Inc.	81,301	21,376	0.7%
US Bancorp	360,479	19,596	0.7%
PNC Financial Services Group Inc.	111,784	17,624	0.6%
Morgan Stanley	298,340	16,713	0.6%
American Express Co.	166,607	16,246	0.6%
BlackRock Inc.	28,731	15,786	0.5%
Chubb Ltd.	107,456	15,250	0.5%
Bank of New York Mellon Corp.	229,466	13,086	0.5%
CME Group Inc.	78,235	13,000	0.5%
Financial Services—Other †		413,107	14.4%
		924,186	32.2%
Health Care
Johnson & Johnson	528,371	68,625	2.4%
Pfizer Inc.	1,368,489	49,690	1.7%
Merck & Co. Inc.	598,670	32,460	1.1%
Abbott Laboratories	390,838	23,579	0.8%
Medtronic plc	290,924	23,242	0.8%
Amgen Inc.	121,094	22,253	0.8%
Anthem Inc.	59,406	13,983	0.5%
Danaher Corp.	141,598	13,845	0.5%
Bristol-Myers Squibb Co.	193,473	12,808	0.5%
Allergan plc	77,775	11,994	0.4%
Health Care—Other †		119,097	4.2%
		391,576	13.7%
Materials & Processing
DowDuPont Inc.	282,157	19,836	0.7%
Materials & Processing—Other †		74,180	2.6%
		94,016	3.3%

[1]Other †		13	0.0%

Producer Durables
General Electric Co.	1,661,620	23,446	0.8%
United Technologies Corp.	172,621	23,259	0.8%
Producer Durables—Other †		178,330	6.3%
		225,035	7.9%
Technology
Intel Corp.	1,090,565	53,754	1.9%
Cisco Systems Inc.	1,147,151	51,369	1.8%
Oracle Corp.	620,280	31,430	1.1%
QUALCOMM Inc.	341,573	22,202	0.7%
Technology—Other †		91,203	3.2%
		249,958	8.7%
Utilities
AT&T Inc.	1,423,524	51,674	1.8%
Verizon Communications Inc.	472,557	22,560	0.8%
NextEra Energy Inc.	108,174	16,459	0.6%
Duke Energy Corp.	162,049	12,209	0.4%
Utilities—Other †		137,407	4.8%
		240,309	8.4%
Total Common Stocks (Cost $2,484,973)		2,861,770	99.9%[2]

26

Russell 1000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	1.601%	5,977	598	0.0%

5U.S. Government and Agency Obligations †			399	0.0%
Total Temporary Cash Investments (Cost $997)			997	0.0%[2]
[6]Total Investments (Cost $2,485,970)			2,862,767	99.9%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			158
Receivables for Accrued Income			7,029
Receivables for Capital Shares Issued			872
Total Other Assets			8,059	0.3%
Liabilities
Payables for Investment Securities Purchased			(198)
Collateral for Securities on Loan			(596)
Payables for Capital Shares Redeemed			(19)
Payables to Vanguard			(657)
Variation Margin Payable—Futures Contracts			(58)
Other Liabilities			(3,879)
Total Liabilities			(5,407)	(0.2%)
Net Assets			2,865,419	100.0%

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,528,924
Undistributed Net Investment Income	9,012
Accumulated Net Realized Losses	(49,420)
Unrealized Appreciation (Depreciation)
Investment Securities	376,797
Futures Contracts	106
Net Assets	2,865,419

27

Russell 1000 Value Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 12,375,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,327,024
Net Asset Value Per Share—ETF Shares	$107.23

Institutional Shares—Net Assets
Applicable to 7,346,759 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,538,395
Net Asset Value Per Share—Institutional Shares	$209.40

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $596,000 of collateral received for securities on loan.
5 Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $565,000.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	35	4,750	106

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 1000 Value Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	32,155
Interest[1]	22
Securities Lending—Net	7
Total Income	32,184
Expenses
The Vanguard Group—Note B
Investment Advisory Services	352
Management and Administrative—ETF Shares	499
Management and Administrative—Institutional Shares	365
Marketing and Distribution—ETF Shares	39
Marketing and Distribution—Institutional Shares	18
Custodian Fees	74
Shareholders’ Reports and Proxy—ETF Shares	31
Shareholders’ Reports and Proxy—Institutional Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	1,384
Net Investment Income	30,800
Realized Net Gain (Loss)
Investment Securities Sold[1]	44,828
Futures Contracts	688
Realized Net Gain (Loss)	45,516
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	118,712
Futures Contracts	(8)
Change in Unrealized Appreciation (Depreciation)	118,704
Net Increase (Decrease) in Net Assets Resulting from Operations	195,020

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $17,000, ($3,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 1000 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,800	62,216
Realized Net Gain (Loss)	45,516	93,658
Change in Unrealized Appreciation (Depreciation)	118,704	106,805
Net Increase (Decrease) in Net Assets Resulting from Operations	195,020	262,679
Distributions
Net Investment Income
ETF Shares	(16,025)	(21,356)
Institutional Shares	(20,487)	(37,526)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(36,512)	(58,882)
Capital Share Transactions
ETF Shares	106,324	411,800
Institutional Shares	(93,023)	(74,873)
Net Increase (Decrease) from Capital Share Transactions	13,301	336,927
Total Increase (Decrease)	171,809	540,724
Net Assets
Beginning of Period	2,693,610	2,152,886
End of Period[1]	2,865,419	2,693,610

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,012,000 and $14,724,000.

See accompanying Notes, which are an integral part of the Financial Statements.
30

Russell 1000 Value Index Fund

Financial Highlights

ETF Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$101.32	$93.14	$84.77	$89.83	$73.82	$61.49
Investment Operations
Net Investment Income	1.140[1]	2.437[1]	2.205	1.990	1.774	1.610
Net Realized and Unrealized Gain (Loss)
on Investments	6.127	8.109	8.312	(5.097)	15.967	12.290
Total from Investment Operations	7.267	10.546	10.517	(3.107)	17.741	13.900
Distributions
Dividends from Net Investment Income	(1.357)	(2.366)	(2.147)	(1.953)	(1.731)	(1.570)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.357)	(2.366)	(2.147)	(1.953)	(1.731)	(1.570)
Net Asset Value, End of Period	$107.23	$101.32	$93.14	$84.77	$89.83	$73.82

Total Return	7.20%	11.45%	12.65%	-3.59%	24.27%	22.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,327	$1,153	$668	$407	$283	$137
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.19%	2.48%	2.58%	2.26%	2.22%	2.39%
Portfolio Turnover Rate[2]	6%	22%	18%	18%	16%	26%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 1000 Value Index Fund

Financial Highlights

Institutional Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$197.85	$181.86	$165.50	$175.38	$144.13	$120.04
Investment Operations
Net Investment Income	2.267[1]	4.850[1]	4.359	3.946	3.528	3.228
Net Realized and Unrealized Gain (Loss)
on Investments	11.966	15.821	16.249	(9.955)	31.182	24.017
Total from Investment Operations	14.233	20.671	20.608	(6.009)	34.710	27.245
Distributions
Dividends from Net Investment Income	(2.683)	(4.681)	(4.248)	(3.871)	(3.460)	(3.155)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.683)	(4.681)	(4.248)	(3.871)	(3.460)	(3.155)
Net Asset Value, End of Period	$209.40	$197.85	$181.86	$165.50	$175.38	$144.13

Total Return	7.22%	11.49%	12.72%	-3.55%	24.33%	23.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,538	$1,541	$1,485	$1,283	$1,222	$797
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.52%	2.62%	2.30%	2.26%	2.46%
Portfolio Turnover Rate[2]	6%	22%	18%	18%	16%	26%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 1000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

33

Russell 1000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

34

Russell 1000 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $158,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28,
2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,861,770	—	—
Temporary Cash Investments	598	399	—
Futures Contracts—Liabilities[1]	(58)	—	—
Total	2,862,310	399	—
1 Represents variation margin on the last day of the reporting period.

35

Russell 1000 Value Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $45,831,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $48,991,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $2,485,976,000.

Net unrealized appreciation of investment securities for tax purposes was $376,791,000, consisting of unrealized gains of $517,085,000 on securities that had risen in value since their purchase and $140,294,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $297,935,000 of investment securities and sold $284,663,000 of investment securities, other than temporary cash investments. Purchases and sales include $198,848,000 and $203,471,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

36

Russell 1000 Value Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	315,632	2,925	731,025	7,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(209,308)	(1,925)	(319,225)	(3,200)
Net Increase (Decrease)—ETF Shares	106,324	1,000	411,800	4,200
Institutional Shares
Issued	114,090	545	399,585	2,102
Issued in Lieu of Cash Distributions	18,974	92	35,304	186
Redeemed	(226,087)	(1,079)	(509,762)	(2,663)
Net Increase (Decrease)—Institutional Shares	(93,023)	(442)	(74,873)	(375)

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

37

Russell 1000 Growth Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VONG	VRGWX
Expense Ratio[1]	0.12%	0.08%
30-Day SEC Yield	1.21%	1.25%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	554	551	3,746
Median Market Cap	$101.7B	$101.7B	$68.2B
Price/Earnings Ratio	28.4x	28.4x	21.7x
Price/Book Ratio	6.6x	6.6x	3.0x
Return on Equity	22.1%	22.1%	15.0%
Earnings Growth Rate	11.9%	11.9%	8.5%
Dividend Yield	1.2%	1.2%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	19.6%	19.6%	14.2%
Consumer Staples	5.4	5.4	5.8
Energy	0.8	0.8	5.3
Financial Services	10.9	10.9	21.6
Health Care	12.5	12.5	13.2
Materials & Processing	3.9	3.9	3.9
Producer Durables	13.5	13.5	11.0
Technology	32.5	32.5	20.6
Utilities	0.9	0.9	4.4

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	1.00	0.91
Beta	1.00	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	6.9%
Microsoft Corp.	Computer Services
	Software & Systems	5.3
Alphabet Inc.	Computer Services
	Software & Systems	5.0
Amazon.com Inc.	Diversified Retail	4.5
Facebook Inc.	Computer Services
	Software & Systems	3.1
Visa Inc.	Financial Data &
	Systems	1.7
UnitedHealth Group Inc.	Health Care
	Management
	Services	1.6
Home Depot Inc.	Specialty Retail	1.6
Boeing Co.	Aerospace	1.5
AbbVie Inc.	Biotechnology	1.4
Top Ten		32.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

38

Russell 1000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 28, 2018

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

See Financial Highlights for dividend and capital gains information.

39

Russell 1000 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 28, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	131,727	199,231	4.5%
Home Depot Inc.	391,021	71,271	1.6%
Comcast Corp. Class A	1,423,669	51,551	1.2%
McDonald’s Corp.	264,612	41,740	0.9%
* Netflix Inc.	135,983	39,623	0.9%
Walt Disney Co.	349,778	36,083	0.8%
* Booking Holdings Inc.	16,255	33,063	0.8%
NIKE Inc. Class B	431,974	28,955	0.7%
Costco Wholesale Corp.	144,744	27,632	0.6%
Starbucks Corp.	467,401	26,689	0.6%
Lowe’s Cos. Inc.	276,375	24,760	0.6%
Consumer Discretionary—Other †		284,476	6.4%
		865,074	19.6%
Consumer Staples
PepsiCo Inc.	411,795	45,186	1.0%
Coca-Cola Co.	952,590	41,171	0.9%
Altria Group Inc.	632,674	39,827	0.9%
1 Consumer Staples—Other †		110,544	2.5%
		236,728	5.3%

Energy †		34,582	0.8%

Financial Services
Visa Inc. Class A	603,209	74,158	1.7%
Mastercard Inc. Class A	312,226	54,877	1.2%
* PayPal Holdings Inc.	375,304	29,803	0.7%
American Tower Corp.	139,979	19,503	0.4%
Financial Services—Other †		303,109	6.9%
		481,450	10.9%

40

Russell 1000 Growth Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Health Care
UnitedHealth Group Inc.	317,933	71,904	1.6%
AbbVie Inc.	528,134	61,174	1.4%
Eli Lilly & Co.	324,154	24,966	0.6%
Gilead Sciences Inc.	308,200	24,265	0.6%
* Celgene Corp.	256,732	22,366	0.5%
Becton Dickinson and Co.	86,217	19,142	0.4%
* Biogen Inc.	66,043	19,086	0.4%
Stryker Corp.	112,597	18,259	0.4%
Health Care—Other †		291,652	6.6%
		552,814	12.5%
Materials & Processing
DowDuPont Inc.	369,267	25,960	0.6%
Materials & Processing—Other †		146,170	3.3%
		172,130	3.9%

[2]Other †		42	0.0%

Producer Durables
Boeing Co.	184,591	66,861	1.5%
3M Co.	192,251	45,277	1.0%
Accenture plc Class A	205,475	33,084	0.8%
Union Pacific Corp.	236,814	30,845	0.7%
Caterpillar Inc.	170,660	26,389	0.6%
Lockheed Martin Corp.	74,699	26,327	0.6%
United Parcel Service Inc. Class B	228,719	23,881	0.5%
Honeywell International Inc.	147,538	22,295	0.5%
FedEx Corp.	81,992	20,204	0.5%
Northrop Grumman Corp.	53,395	18,690	0.4%
Producer Durables—Other †		283,217	6.4%
		597,070	13.5%
Technology
Apple Inc.	1,703,436	303,416	6.9%
Microsoft Corp.	2,486,649	233,173	5.3%
* Facebook Inc. Class A	773,827	137,989	3.1%
* Alphabet Inc. Class C	100,350	110,860	2.5%
* Alphabet Inc. Class A	98,577	108,821	2.5%
NVIDIA Corp.	188,455	45,606	1.0%
Texas Instruments Inc.	330,993	35,863	0.8%
* Adobe Systems Inc.	163,787	34,253	0.8%
Broadcom Ltd.	134,023	33,031	0.7%
International Business Machines Corp.	192,897	30,059	0.7%
* salesforce.com Inc.	223,831	26,020	0.6%
Applied Materials Inc.	353,311	20,347	0.4%
Technology—Other †		315,947	7.1%
		1,435,385	32.4%
Utilities
Verizon Communications Inc.	688,514	32,870	0.7%
Utilities—Other †		6,349	0.2%
		39,219	0.9%
Total Common Stocks (Cost $3,046,821)		4,414,494	99.8%[3]

41

Russell 1000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	1.601%	118,514	11,850	0.3%

6U.S. Government and Agency Obligations †			598	0.0%
Total Temporary Cash Investments (Cost $12,449)			12,448	0.3%[3]
[7]Total Investments (Cost $3,059,270)			4,426,942	100.1%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			235
Receivables for Accrued Income			4,932
Receivables for Capital Shares Issued			19,747
Other Assets			193
Total Other Assets			25,107	0.6%
Liabilities
Payables for Investment Securities Purchased			(791)
Collateral for Securities on Loan			(10,468)
Payables for Capital Shares Redeemed			(16,547)
Payables to Vanguard			(810)
Variation Margin Payable—Futures Contracts			(104)
Total Liabilities			(28,720)	(0.7%)
Net Assets			4,423,329	100.0%

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,135,683
Undistributed Net Investment Income	7,702
Accumulated Net Realized Losses	(87,809)
Unrealized Appreciation (Depreciation)
Investment Securities	1,367,672
Futures Contracts	81
Net Assets	4,423,329

42

Russell 1000 Growth Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 11,651,711 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,675,399
Net Asset Value Per Share—ETF Shares	$143.79

Institutional Shares—Net Assets
Applicable to 9,938,839 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,747,930
Net Asset Value Per Share—Institutional Shares	$276.48

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are valued using significant unobservable inputs.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $10,468,000 of collateral received for securities on loan.
6 Securities with a value of $459,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $9,822,000.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	March 2018	63	8,550	81

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Russell 1000 Growth Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	26,378
Interest[1]	43
Securities Lending—Net	74
Total Income	26,495
Expenses
The Vanguard Group—Note B
Investment Advisory Services	495
Management and Administrative—ETF Shares	608
Management and Administrative—Institutional Shares	661
Marketing and Distribution—ETF Shares	46
Marketing and Distribution—Institutional Shares	29
Custodian Fees	53
Shareholders’ Reports and Proxy—ETF Shares	40
Shareholders’ Reports and Proxy—Institutional Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	1,937
Net Investment Income	24,558
Realized Net Gain (Loss)
Investment Securities Sold[1]	87,042
Futures Contracts	770
Realized Net Gain (Loss)	87,812
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	422,018
Futures Contracts	(18)
Change in Unrealized Appreciation (Depreciation)	422,000
Net Increase (Decrease) in Net Assets Resulting from Operations	534,370

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $35,000, ($4,000), and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 1000 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,558	48,004
Realized Net Gain (Loss)	87,812	82,617
Change in Unrealized Appreciation (Depreciation)	422,000	499,028
Net Increase (Decrease) in Net Assets Resulting from Operations	534,370	629,649
Distributions
Net Investment Income
ETF Shares	(9,354)	(13,968)
Institutional Shares	(16,875)	(33,764)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(26,229)	(47,732)
Capital Share Transactions
ETF Shares	174,611	400,801
Institutional Shares	(54,079)	85,007
Net Increase (Decrease) from Capital Share Transactions	120,532	485,808
Total Increase (Decrease)	628,673	1,067,725
Net Assets
Beginning of Period	3,794,656	2,726,931
End of Period[1]	4,423,329	3,794,656

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,702,000 and $9,373,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 1000 Growth Index Fund

Financial Highlights

ETF Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$127.08	$106.90	$98.24	$95.74	$77.02	$67.41
Investment Operations
Net Investment Income	.794[1]	1.684[1]	1.602	1.466	1.293	1.226
Net Realized and Unrealized Gain (Loss)
on Investments	16.764	20.177	8.556	2.481	18.713	9.611
Total from Investment Operations	17.558	21.861	10.158	3.947	20.006	10.837
Distributions
Dividends from Net Investment Income	(.848)	(1.681)	(1.498)	(1.447)	(1.286)	(1.227)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.848)	(1.681)	(1.498)	(1.447)	(1.286)	(1.227)
Net Asset Value, End of Period	$143.79	$127.08	$106.90	$98.24	$95.74	$77.02

Total Return	13.88%	20.66%	10.44%	4.11%	26.15%	16.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,675	$1,319	$738	$452	$295	$148
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.17%	1.45%	1.60%	1.47%	1.51%	1.73%
Portfolio Turnover Rate [2]	6%	21%	15%	20%	18%	29%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
46

Russell 1000 Growth Index Fund

Financial Highlights

Institutional Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$244.34	$205.53	$188.88	$184.06	$148.07	$129.59
Investment Operations
Net Investment Income	1.572[1]	3.291[1]	3.147	2.882	2.544	2.446
Net Realized and Unrealized Gain (Loss)
on Investments	32.238	38.832	16.449	4.782	35.986	18.488
Total from Investment Operations	33.810	42.123	19.596	7.664	38.530	20.934
Distributions
Dividends from Net Investment Income	(1.670)	(3.313)	(2.946)	(2.844)	(2.540)	(2.454)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.670)	(3.313)	(2.946)	(2.844)	(2.540)	(2.454)
Net Asset Value, End of Period	$276.48	$244.34	$205.53	$188.88	$184.06	$148.07

Total Return	13.90%	20.72%	10.48%	4.15%	26.20%	16.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,748	$2,476	$1,989	$1,560	$1,460	$992
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.21%	1.49%	1.64%	1.51%	1.55%	1.80%
Portfolio Turnover Rate[2]	6%	21%	15%	20%	18%	29%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
47

Russell 1000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

48

Russell 1000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

49

Russell 1000 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $235,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28,
2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,414,462	—	32
Temporary Cash Investments	11,850	598	—
Futures Contracts—Liabilities[1]	(104)	—	—
Total	4,426,208	598	32
1 Represents variation margin on the last day of the reporting period.

50

Russell 1000 Growth Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $81,427,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $94,095,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $3,059,270,000. Net unrealized appreciation of investment securities for tax purposes was $1,367,672,000, consisting of unrealized gains of $1,408,979,000 on securities that had risen in value since their purchase and $41,307,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $415,231,000 of investment securities and sold $296,208,000 of investment securities, other than temporary cash investments. Purchases and sales include $227,122,000 and $177,772,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

51

Russell 1000 Growth Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	356,595	2,575	601,764	5,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(181,984)	(1,300)	(200,963)	(1,725)
Net Increase (Decrease)—ETF Shares	174,611	1,275	400,801	3,475
Institutional Shares
Issued	272,139	1,033	575,144	2,636
Issued in Lieu of Cash Distributions	15,256	60	30,714	142
Redeemed	(341,474)	(1,288)	(520,851)	(2,323)
Net Increase (Decrease)—Institutional Shares	(54,079)	(195)	85,007	455

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

52

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

53

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,105.47	$0.63
Institutional Shares	1,000.00	1,105.72	0.42
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,072.03	$0.62
Institutional Shares	1,000.00	1,072.24	0.41
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,138.76	$0.64
Institutional Shares	1,000.00	1,138.99	0.42
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,024.20	$0.60
Institutional Shares	1,000.00	1,024.40	0.40
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$0.60
Institutional Shares	1,000.00	1,024.40	0.40
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$0.60
Institutional Shares	1,000.00	1,024.40	0.40

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

54

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

55

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
The Russell Indexes and Russell® are registered
Text Telephone for People	trademarks of Russell Investments and have been
Who Are Deaf or Hard of Hearing > 800-749-7273	licensed for use by The Vanguard Group, Inc. The
This material may be used in conjunction	products are not sponsored, endorsed, sold, or
promoted by Russell Investments and Russell
with the offering of shares of any Vanguard	Investments makes no representation regarding the
fund only if preceded or accompanied by	advisability of investing in the products.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18482 042018

Semiannual Report | February 28, 2018

Vanguard Russell 2000 Index Funds
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	6
Russell 2000 Index Fund.	8
Russell 2000 Value Index Fund.	22
Russell 2000 Growth Index Fund.	36
About Your Fund’s Expenses.	51
Glossary.	53

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Growth stocks generally outpaced their value-oriented counterparts and large-capitalization stocks beat small-caps for the six months ended February 28, 2018. The broad trends were reflected in the performance of the three Vanguard Russell 2000 Index Funds.

• Results ranged from about 5% for Vanguard Russell 2000 Value Index Fund to more than 11% for Vanguard Russell 2000 Growth Index Fund. Vanguard Russell 2000 Index Fund, which includes both growth and value stocks, returned more than 8%.

• All three funds closely tracked their target indexes. The Index Fund exceeded the average return of its small-cap peer group. The Value and Growth Index Funds trailed their peers.

• The consumer discretionary and health care sectors were among the top contributors to all three funds. Utilities was the only sector to post negative returns.

Total Returns: Six Months Ended February 28, 2018
Total
Returns
Vanguard Russell 2000 Index Fund
ETF Shares
Market Price	8.31%
Net Asset Value	8.32
Institutional Shares	8.36
Russell 2000 Index	8.30
Small-Cap Core Funds Average	7.60
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 2000 Value Index Fund
ETF Shares
Market Price	5.11%
Net Asset Value	5.07
Institutional Shares	5.12
Russell 2000 Value Index	5.09
Small-Cap Value Funds Average	6.63
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Russell 2000 Growth Index Fund
ETF Shares
Market Price	11.24%
Net Asset Value	11.29
Institutional Shares	11.36
Russell 2000 Growth Index	11.32
Small-Cap Growth Funds Average	12.08

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 2000 Index Fund	0.15%	0.08%	1.20%
Russell 2000 Value Index Fund	0.20	0.08	1.30
Russell 2000 Growth Index Fund	0.20	0.08	1.31

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the funds’ annualized expense ratios were: for the Russell 2000 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. The peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Russell 2000 Index Fund, Small-Cap Core Funds; for the Russell 2000 Value Index Fund, Small-Cap Value Funds; and for the Russell 2000 Growth Index Fund, Small-Cap Growth Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

5

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	797,579,784	15,541,140	98.1%
Emerson U. Fullwood	796,911,377	16,209,547	98.0%
Amy Gutmann	796,611,379	16,509,545	98.0%
JoAnn Heffernan Heisen	795,715,738	17,405,186	97.9%
F. Joseph Loughrey	796,955,260	16,165,664	98.0%
Mark Loughridge	797,027,324	16,093,600	98.0%
Scott C. Malpass	797,191,317	15,929,607	98.0%
F. William McNabb III	794,211,732	18,909,192	97.7%
Deanna Mulligan	797,691,084	15,429,840	98.1%
André F. Perold	793,048,517	20,072,408	97.5%
Sarah Bloom Raskin	797,096,185	16,024,739	98.0%
Peter F. Volanakis	796,849,973	16,270,951	98.0%
*Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Russell 2000 Growth
Index Fund	1,490,456	50,123	27,494	384,198	76.3%
Russell 2000 Index Fund	5,346,727	226,358	123,843	1,700,632	72.3%
Russell 2000 Value Index Fund	1,123,237	56,468	21,445	242,317	77.8%

6

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Russell 2000 Growth
Index Fund	1,490,126	51,641	26,305	384,198	76.3%
Russell 2000 Index Fund	5,366,510	227,236	103,182	1,700,632	72.5%
Russell 2000 Value Index Fund	1,128,621	53,429	19,099	242,317	78.2%

7

Russell 2000 Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWO	VRTIX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.11%	1.18%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		2000	Market
	Fund	Index	FA Index
Number of Stocks	2,000	1,959	3,746
Median Market Cap	$2.1B	$2.1B	$68.2B
Price/Earnings Ratio	19.4x	19.4x	21.7x
Price/Book Ratio	2.2x	2.2x	3.0x
Return on Equity	7.9%	7.9%	15.0%
Earnings Growth Rate	9.8%	9.9%	8.5%
Dividend Yield	1.3%	1.3%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	12%	—	—
Short-Term Reserves	-0.3%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		2000	Market
	Fund	Index	FA Index
Consumer Discretionary	13.8%	13.8%	14.2%
Consumer Staples	2.2	2.2	5.8
Energy	3.4	3.4	5.3
Financial Services	24.7	24.7	21.6
Health Care	16.2	16.2	13.2
Materials & Processing	7.2	7.2	3.9
Producer Durables	14.0	14.0	11.0
Technology	14.4	14.4	20.6
Utilities	4.1	4.1	4.4

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
	Russell	U.S. Total
	2000	Market
	Index	FA Index
R-Squared	1.00	0.69
Beta	1.00	1.13

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Nektar Therapeutics	Biotechnology	0.6%
Bluebird Bio Inc.	Biotechnology	0.5
GrubHub Inc.	Computer Services
	Software & Systems	0.4
Sage Therapeutics Inc.	Biotechnology	0.3
Knight-Swift
Transportation Holdings
Inc.	Truckers	0.3
MKS Instruments Inc.	Production
	Technology
	Equipment	0.3
Curtiss-Wright Corp.	Aerospace	0.3
Aspen Technology Inc.	Computer Services
	Software & Systems	0.3
EPAM Systems Inc.	Computer Services
	Software & Systems	0.3
Catalent Inc.	Pharmaceuticals	0.3
Top Ten		3.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

8

Russell 2000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 28, 2018

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		14.68%	14.14%	13.61%
Net Asset Value		14.70	14.14	13.61
Institutional Shares	12/22/2010	14.78	14.22	11.51

See Financial Highlights for dividend and capital gains information.

9

Russell 2000 Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 28, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Grand Canyon Education Inc.	47,046	4,618	0.2%
* Cimpress NV	25,111	4,087	0.2%
* 2U Inc.	48,380	4,005	0.2%
Consumer Discretionary—Other †		271,303	13.1%
		284,013	13.7%
Consumer Staples
Snyder’s-Lance Inc.	86,510	4,315	0.2%
Consumer Staples—Other †		41,101	2.0%
		45,416	2.2%

Energy †		70,405	3.4%

Financial Services
* MGIC Investment Corp.	371,919	5,129	0.3%
Fair Isaac Corp.	29,886	5,079	0.3%
Sterling Bancorp	213,716	4,969	0.2%
Umpqua Holdings Corp.	222,942	4,751	0.2%
Wintrust Financial Corp.	56,106	4,742	0.2%
* Texas Capital Bancshares Inc.	50,013	4,511	0.2%
Radian Group Inc.	217,280	4,459	0.2%
Hancock Holding Co.	84,470	4,367	0.2%
Primerica Inc.	44,530	4,342	0.2%
Stifel Financial Corp.	66,978	4,278	0.2%
IBERIABANK Corp.	50,719	4,098	0.2%
Chemical Financial Corp.	71,360	3,938	0.2%
Financial Services—Other †		454,634	21.9%
		509,297	24.5%

10

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
*	Nektar Therapeutics Class A	148,757	12,876	0.6%
*	Bluebird Bio Inc.	49,070	9,863	0.5%
*	Sage Therapeutics Inc.	41,242	6,655	0.3%
*	Catalent Inc.	134,465	5,614	0.3%
*	Exact Sciences Corp.	118,084	5,268	0.3%
*	Encompass Health Corp.	98,825	5,263	0.2%
*	Insulet Corp.	58,371	4,383	0.2%
*	LivaNova plc	48,711	4,371	0.2%
	Cantel Medical Corp.	36,742	4,273	0.2%
*	PRA Health Sciences Inc.	49,770	4,181	0.2%
	Chemed Corp.	15,798	4,102	0.2%
*	Masimo Corp.	44,995	3,938	0.2%
	Health Care—Other †		264,355	12.7%
			335,142	16.1%
Materials & Processing
	Louisiana-Pacific Corp.	145,844	4,157	0.2%
1	Materials & Processing—Other †		144,994	7.0%
			149,151	7.2%

[1,2]Other †			319	0.0%

Producer Durables
	Knight-Swift Transportation Holdings Inc.	126,238	6,080	0.3%
	Curtiss-Wright Corp.	44,454	6,000	0.3%
	Littelfuse Inc.	24,212	5,024	0.3%
	EMCOR Group Inc.	59,083	4,509	0.2%
	MAXIMUS Inc.	64,475	4,319	0.2%
	Producer Durables—Other †		264,006	12.7%
			289,938	14.0%
Technology
*,^	GrubHub Inc.	86,180	8,567	0.4%
	MKS Instruments Inc.	54,040	6,017	0.3%
*	Aspen Technology Inc.	73,325	5,667	0.3%
*	EPAM Systems Inc.	50,028	5,659	0.3%
	Blackbaud Inc.	47,795	4,900	0.3%
*,^	Paycom Software Inc.	49,391	4,886	0.2%
	Entegris Inc.	142,449	4,729	0.2%
*	Proofpoint Inc.	43,889	4,704	0.2%
	Monolithic Power Systems Inc.	39,996	4,682	0.2%
*	Zendesk Inc.	100,140	4,324	0.2%
*	RingCentral Inc. Class A	65,283	4,090	0.2%
*	Integrated Device Technology Inc.	134,477	4,080	0.2%
*	Silicon Laboratories Inc.	42,089	3,935	0.2%
*	Nutanix Inc.	107,647	3,924	0.2%
	Technology—Other †		227,038	10.9%
			297,202	14.3%
Utilities
	WGL Holdings Inc.	51,330	4,274	0.2%
	IDACORP Inc.	50,629	4,103	0.2%
	Utilities—Other †		75,333	3.6%
			83,710	4.0%
Total Common Stocks (Cost $1,905,374)			2,064,593	99.4%[3]

11

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	1.601%	363,301	36,326	1.8%

6U.S. Government and Agency Obligations†			448	0.0%
Total Temporary Cash Investments (Cost $36,777)			36,774	1.8%[3]
Total Investments (Cost $1,942,151)			2,101,367	101.2%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			111
Receivables for Investment Securities Sold			1,804
Receivables for Accrued Income			1,272
Receivables for Capital Shares Issued			7,451
Other Assets			426
Total Other Assets			11,064	0.5%
Liabilities
Payables for Investment Securities Purchased			(1,947)
Collateral for Securities on Loan			(32,403)
Payables for Capital Shares Redeemed			(750)
Payables to Vanguard			(405)
Variation Margin Payable—Futures Contracts			(96)
Total Liabilities			(35,601)	(1.7%)
Net Assets			2,076,830	100.0%

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,950,680
Undistributed Net Investment Income	878
Accumulated Net Realized Losses	(34,003)
Unrealized Appreciation (Depreciation)
Investment Securities	159,216
Futures Contracts	59
Net Assets	2,076,830

12

Russell 2000 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 10,825,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,305,967
Net Asset Value Per Share—ETF Shares	$120.64

Institutional Shares—Net Assets
Applicable to 3,340,185 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	770,863
Net Asset Value Per Share—Institutional Shares	$230.78

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $29,899,000.
1 Certain of the fund’s securities are valued using significant unobservable inputs.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.2%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $32,403,000 of collateral received for securities on loan.
6 Securities with a value of $448,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2018	151	11,410	59

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 2000 Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	10,261
Interest[1]	44
Securities Lending—Net	1,151
Total Income	11,456
Expenses
The Vanguard Group—Note B
Investment Advisory Services	237
Management and Administrative—ETF Shares	584
Management and Administrative—Institutional Shares	117
Marketing and Distribution—ETF Shares	38
Marketing and Distribution—Institutional Shares	8
Custodian Fees	139
Shareholders’ Reports and Proxy—ETF Shares	48
Shareholders’ Reports and Proxy—Institutional Shares	5
Trustees’ Fees and Expenses	1
Total Expenses	1,177
Net Investment Income	10,279
Realized Net Gain (Loss)
Investment Securities Sold[1]	90,221
Futures Contracts	874
Realized Net Gain (Loss)	91,095
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	35,411
Futures Contracts	51
Change in Unrealized Appreciation (Depreciation)	35,462
Net Increase (Decrease) in Net Assets Resulting from Operations	136,836

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $38,000, ($1,000), and ($7,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 2000 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,279	20,174
Realized Net Gain (Loss)	91,095	44,973
Change in Unrealized Appreciation (Depreciation)	35,462	126,697
Net Increase (Decrease) in Net Assets Resulting from Operations	136,836	191,844
Distributions
Net Investment Income
ETF Shares	(8,785)	(12,026)
Institutional Shares	(4,849)	(7,759)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(13,634)	(19,785)
Capital Share Transactions
ETF Shares	140,188	282,534
Institutional Shares	154,112	27,481
Net Increase (Decrease) from Capital Share Transactions	294,300	310,015
Total Increase (Decrease)	417,502	482,074
Net Assets
Beginning of Period	1,659,328	1,177,254
End of Period[1]	2,076,830	1,659,328

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $878,000 and $4,232,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 2000 Index Fund

Financial Highlights

ETF Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$112.21	$98.98	$92.71	$93.72	$80.46	$64.74
Investment Operations
Net Investment Income	. 647[1]	1.443[1]	1.302	1.224[1]	1.054	1.161
Net Realized and Unrealized Gain (Loss)
on Investments	8.674	13.255	6.537	(1.163)	13.163	15.604
Total from Investment Operations	9.321	14.698	7.839	.061	14.217	16.765
Distributions
Dividends from Net Investment Income	(.891)	(1.468)	(1.569)	(1.071)	(.957)	(1.045)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.891)	(1.468)	(1.569)	(1.071)	(.957)	(1.045)
Net Asset Value, End of Period	$120.64	$112.21	$98.98	$92.71	$93.72	$80.46

Total Return	8.32%	14.94%	8.62%	0.03%	17.69%	26.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,306	$1,083	$698	$554	$375	$257
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.08%	1.34%	1.52%	1.28%	1.23%	1.71%
Portfolio Turnover Rate [2]	12%	23%	19%	17%	16%	32%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Russell 2000 Index Fund

Financial Highlights

Institutional Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$214.65	$189.31	$177.40	$179.29	$153.88	$123.77
Investment Operations
Net Investment Income	1.280[1]	2.956[1]	2.606	2.453[1]	2.110	2.306
Net Realized and Unrealized Gain (Loss)
on Investments	16.625	25.315	12.503	(2.212)	25.206	29.858
Total from Investment Operations	17.905	28.271	15.109	.241	27.316	32.164
Distributions
Dividends from Net Investment Income	(1.775)	(2.931)	(3.199)	(2.131)	(1.906)	(2.054)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.775)	(2.931)	(3.199)	(2.131)	(1.906)	(2.054)
Net Asset Value, End of Period	$230.78	$214.65	$189.31	$177.40	$179.29	$153.88

Total Return	8.36%	15.03%	8.69%	0.11%	17.78%	26.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$771	$576	$479	$528	$320	$278
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.15%	1.41%	1.59%	1.35%	1.30%	1.78%
Portfolio Turnover Rate[2]	12%	23%	19%	17%	16%	32%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Russell 2000 Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counter-party instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

18

Russell 2000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counter-parties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Russell 2000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $111,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28,
2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,064,384	—	209
Temporary Cash Investments	36,326	448	—
Futures Contracts—Liabilities[1]	(96)	—	—
Total	2,100,614	448	209
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

20

Russell 2000 Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $82,364,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

For tax purposes, at August 31, 2017, the fund had available capital losses totaling $42,725,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $1,942,448,000. Net unrealized appreciation of investment securities for tax purposes was $158,919,000, consisting of unrealized gains of $339,819,000 on securities that had risen in value since their purchase and $180,900,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $626,124,000 of investment securities and sold $340,448,000 of investment securities, other than temporary cash investments. Purchases and sales include $363,173,000 and $227,964,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	369,919	3,075	413,730	3,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(229,731)	(1,900)	(131,196)	(1,200)
Net Increase (Decrease)—ETF Shares	140,188	1,175	282,534	2,600
Institutional Shares
Issued	206,639	879	162,735	807
Issued in Lieu of Cash Distributions	4,753	21	7,230	35
Redeemed	(57,280)	(246)	(142,484)	(689)
Net Increase (Decrease)—Institutional Shares	154,112	654	27,481	153

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

21

Russell 2000 Value Index Fund

Fund Profile

As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWV	VRTVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.70%	1.82%

Portfolio Characteristics
		Russell	DJ
		2000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	1,394	1,373	3,746
Median Market Cap	$1.7B	$1.7B	$68.2B
Price/Earnings Ratio	16.6x	16.7x	21.7x
Price/Book Ratio	1.4x	1.4x	3.0x
Return on Equity	7.4%	7.4%	15.0%
Earnings Growth Rate	6.9%	6.9%	8.5%
Dividend Yield	1.9%	1.9%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	9%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	11.7%	11.7%	14.2%
Consumer Staples	2.2	2.2	5.8
Energy	6.1	6.1	5.3
Financial Services	40.8	40.8	21.6
Health Care	6.8	6.8	13.2
Materials & Processing	6.3	6.3	3.9
Producer Durables	12.1	12.1	11.0
Technology	7.6	7.6	20.6
Utilities	6.4	6.4	4.4

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	2000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.57
Beta	1.00	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bluebird Bio Inc.	Biotechnology	0.6%
MGIC Investment Corp.	Consumer Lending	0.5
Sterling Bancorp	Banks:
	Savings/Thrifts &
	Mortgage Lending	0.5
Umpqua Holdings Corp.	Banks: Diversified	0.5
Wintrust Financial Corp.	Banks: Diversified	0.5
Radian Group Inc.	Insurance:
	Property-Casualty	0.5
Hancock Holding Co.	Banks: Diversified	0.4
LivaNova plc	Medical Equipment	0.4
WGL Holdings Inc.	Utilities: Gas
	Distributors	0.4
Snyder's-Lance Inc.	Foods	0.4
Top Ten		4.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

22

Russell 2000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 28, 2018

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		7.74%	12.84%	12.52%
Net Asset Value		7.78	12.86	12.51
Institutional Shares	7/13/2012	7.91	13.00	13.48

See Financial Highlights for dividend and capital gains information.

23

Russell 2000 Value Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 28, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
American Eagle Outfitters Inc.	54,792	1,056	0.3%
ILG Inc.	32,736	994	0.3%
Aaron’s Inc.	21,427	990	0.3%
Consumer Discretionary—Other †		35,423	10.7%
		38,463	11.6%
Consumer Staples
Snyder’s-Lance Inc.	29,220	1,457	0.4%
Consumer Staples—Other †		5,953	1.8%
		7,410	2.2%
Energy
* PDC Energy Inc.	22,374	1,175	0.4%
Energy—Other †		18,846	5.7%
		20,021	6.1%
Financial Services
* MGIC Investment Corp.	125,852	1,735	0.5%
Sterling Bancorp	72,528	1,686	0.5%
Umpqua Holdings Corp.	75,440	1,608	0.5%
Wintrust Financial Corp.	18,877	1,595	0.5%
Radian Group Inc.	73,590	1,510	0.5%
Hancock Holding Co.	28,648	1,481	0.5%
Stifel Financial Corp.	22,592	1,443	0.4%
IBERIABANK Corp.	17,232	1,392	0.4%
Chemical Financial Corp.	24,075	1,329	0.4%
CNO Financial Group Inc.	57,506	1,296	0.4%
United Bankshares Inc.	33,968	1,206	0.4%
Investors Bancorp Inc.	88,581	1,196	0.4%
Cousins Properties Inc.	142,740	1,190	0.4%
RLJ Lodging Trust	57,570	1,140	0.4%

24

Russell 2000 Value Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	UMB Financial Corp.	15,381	1,123	0.3%
	Selective Insurance Group Inc.	19,540	1,111	0.3%
	Healthcare Realty Trust Inc.	41,823	1,110	0.3%
	Sunstone Hotel Investors Inc.	76,633	1,106	0.3%
	Valley National Bancorp	88,183	1,100	0.3%
	Cathay General Bancorp	25,930	1,065	0.3%
	Fulton Financial Corp.	58,304	1,055	0.3%
	Washington Federal Inc.	29,795	1,034	0.3%
	MB Financial Inc.	25,207	1,034	0.3%
	First Citizens BancShares Inc. Class A	2,515	1,024	0.3%
	Gramercy Property Trust	46,542	1,008	0.3%
	South State Corp.	11,467	994	0.3%
	Financial Services—Other †		101,464	30.7%
			134,035	40.5%
Health Care
*	Bluebird Bio Inc.	10,044	2,019	0.6%
*	LivaNova plc	16,434	1,475	0.4%
	Health Care—Other †		18,802	5.7%
			22,296	6.7%
Materials & Processing
*	Allegheny Technologies Inc.	42,578	1,103	0.3%
	Belden Inc.	14,253	1,037	0.3%
*	Rexnord Corp.	35,277	1,022	0.3%
1	Materials & Processing—Other †		17,394	5.3%
			20,556	6.2%

[1,2]Other †			15	0.0%

Producer Durables
*	KLX Inc.	17,540	1,187	0.4%
*	Darling Ingredients Inc.	55,692	1,013	0.3%
	Producer Durables—Other †		37,399	11.3%
			39,599	12.0%
Technology
*	Cree Inc.	33,107	1,252	0.4%
*	CACI International Inc. Class A	8,287	1,235	0.4%
*	ViaSat Inc.	17,073	1,192	0.3%
*	Tech Data Corp.	10,963	1,133	0.3%
	Technology—Other †		20,126	6.1%
			24,938	7.5%
Utilities
	WGL Holdings Inc.	17,565	1,463	0.4%
	IDACORP Inc.	17,223	1,396	0.4%
	Portland General Electric Co.	30,482	1,211	0.4%
	ALLETE Inc.	17,409	1,186	0.4%
	ONE Gas Inc.	17,817	1,133	0.4%
	Spire Inc.	16,065	1,089	0.3%
	Avista Corp.	22,043	1,054	0.3%
	New Jersey Resources Corp.	26,934	1,026	0.3%
	Utilities—Other †		11,529	3.5%
			21,087	6.4%
Total Common Stocks (Cost $294,305)			328,420	99.2%[3]

25

Russell 2000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	1.601%	43,456	4,345	1.3%

6U.S. Government and Agency Obligations†			199	0.1%
Total Temporary Cash Investments (Cost $4,544)			4,544	1.4%[3]
[7]Total Investments (Cost $298,849)			332,964	100.6%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			18
Receivables for Accrued Income			265
Receivables for Capital Shares Issued			164
Other Assets			7
Total Other Assets			454	0.1%
Liabilities
Payables for Investment Securities Purchased			(14)
Collateral for Securities on Loan			(2,218)
Payables to Vanguard			(75)
Variation Margin Payable-Futures Contracts			(45)
Total Liabilities			(2,352)	(0.7%)
Net Assets			331,066	100.0%

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	311,871
Undistributed Net Investment Income	31
Accumulated Net Realized Losses	(14,873)
Unrealized Appreciation (Depreciation)
Investment Securities	34,115
Futures Contracts	(78)
Net Assets	331,066

26

Russell 2000 Value Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 1,750,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	183,657
Net Asset Value Per Share—ETF Shares	$104.95

Institutional Shares—Net Assets
Applicable to 712,110 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	147,409
Net Asset Value Per Share—Institutional Shares	$207.00

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
* Non-income-producing security.
1 Certain of the fund’s securities are valued using significant unobservable inputs.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.6%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $2,218,000 of collateral received for securities on loan.
6 Securities with a value of $134,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $1,935,000.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2018	33	2,493	(78)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Russell 2000 Value Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	2,672
Interest[1]	12
Securities Lending—Net	162
Total Income	2,846
Expenses
The Vanguard Group—Note B
Investment Advisory Services	43
Management and Administrative—ETF Shares	104
Management and Administrative—Institutional Shares	7
Marketing and Distribution—ETF Shares	5
Marketing and Distribution—Institutional Shares	2
Custodian Fees	73
Shareholders’ Reports and Proxy—ETF Shares	12
Shareholders’ Reports and Proxy—Institutional Shares	—
Total Expenses	246
Net Investment Income	2,600
Realized Net Gain (Loss)
Investment Securities Sold[1]	376
Futures Contracts	206
Realized Net Gain (Loss)	582
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	13,365
Futures Contracts	(113)
Change in Unrealized Appreciation (Depreciation)	13,252
Net Increase (Decrease) in Net Assets Resulting from Operations	16,434

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $11,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 2000 Value Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,600	5,564
Realized Net Gain (Loss)	582	16,665
Change in Unrealized Appreciation (Depreciation)	13,252	13,434
Net Increase (Decrease) in Net Assets Resulting from Operations	16,434	35,663
Distributions
Net Investment Income
ETF Shares	(1,967)	(2,681)
Institutional Shares	(1,748)	(2,873)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(3,715)	(5,554)
Capital Share Transactions
ETF Shares	5,397	36,580
Institutional Shares	(4,683)	1,757
Net Increase (Decrease) from Capital Share Transactions	714	38,337
Total Increase (Decrease)	13,433	68,446
Net Assets
Beginning of Period	317,633	249,187
End of Period[1]	331,066	317,633

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $31,000 and $1,146,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 2000 Value Index Fund

Financial Highlights

ETF Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$100.96	$90.64	$81.88	$87.76	$75.48	$61.97
Investment Operations
Net Investment Income	.784[1]	1.736[1]	1.561	1.530	1.284	1.639
Net Realized and Unrealized Gain (Loss)
on Investments	4.353	10.358	9.305	(5.907)	12.219	13.109
Total from Investment Operations	5.137	12.094	10.866	(4.377)	13.503	14.748
Distributions
Dividends from Net Investment Income	(1.147)	(1.774)	(2.106)	(1.503)	(1.223)	(1.238)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.147)	(1.774)	(2.106)	(1.503)	(1.223)	(1.238)
Net Asset Value, End of Period	$104.95	$100.96	$90.64	$81.88	$87.76	$75.48

Total Return	5.07%	13.42%	13.62%	-5.10%	17.92%	24.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$184	$172	$120	$74	$70	$45
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.76%	2.02%	1.80%	1.83%	2.12%
Portfolio Turnover Rate[2]	9%	36%	31%	28%	36%	60%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
30

Russell 2000 Value Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$199.13	$178.76	$161.59	$173.15	$148.87	$122.12
Investment Operations
Net Investment Income	1.705[1]	3.737[1]	3.265	3.195	2.724	3.360
Net Realized and Unrealized Gain (Loss)
on Investments	8.537	20.356	18.355	(11.619)	24.103	25.888
Total from Investment Operations	10.242	24.093	21.620	(8.424)	26.827	29.248
Distributions
Dividends from Net Investment Income	(2.372)	(3.723)	(4.450)	(3.136)	(2.547)	(2.498)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.372)	(3.723)	(4.450)	(3.136)	(2.547)	(2.498)
Net Asset Value, End of Period	$207.00	$199.13	$178.76	$161.59	$173.15	$148.87

Total Return	5.12%	13.55%	13.76%	-4.97%	18.07%	24.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$147	$146	$129	$71	$82	$51
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.88%	2.14%	1.92%	1.95%	2.24%
Portfolio Turnover Rate[2]	9%	36%	31%	28%	36%	60%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
31

Russell 2000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

32

Russell 2000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

33

Russell 2000 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $18,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28,
2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	328,415	—	5
Temporary Cash Investments	4,345	199	—
Futures Contracts—Liabilities[1]	(45)	—	—
Total	332,715	199	5
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

34

Russell 2000 Value Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $15,392,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $298,892,000. Net unrealized appreciation of investment securities for tax purposes was $34,072,000, consisting of unrealized gains of $59,965,000 on securities that had risen in value since their purchase and $25,893,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $21,276,000 of investment securities and sold $20,624,000 of investment securities, other than temporary cash investments. Purchases include $5,396,000, in connection with in-kind purchases of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $2,012,000 and $4,401,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	5,397	50	95,420	950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(58,840)	(575)
Net Increase (Decrease)—ETF Shares	5,397	50	36,580	375
Institutional Shares
Issued	7,904	37	39,675	198
Issued in Lieu of Cash Distributions	1,672	8	2,511	13
Redeemed	(14,259)	(66)	(40,429)	(200)
Net Increase (Decrease)—Institutional Shares	(4,683)	(21)	1,757	11

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

35

Russell 2000 Growth Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTWG	VRTGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	0.48%	0.60%

Portfolio Characteristics
		Russell	DJ
		2000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	1,196	1,162	3,746
Median Market Cap	$2.5B	$2.5B	$68.2B
Price/Earnings Ratio	23.3x	23.1x	21.7x
Price/Book Ratio	4.1x	4.1x	3.0x
Return on Equity	9.8%	9.9%	15.0%
Earnings Growth Rate	13.0%	13.1%	8.5%
Dividend Yield	0.6%	0.6%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	14%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	15.6%	15.6%	14.2%
Consumer Staples	2.2	2.2	5.8
Energy	1.0	1.0	5.3
Financial Services	10.3	10.3	21.6
Health Care	24.6	24.6	13.2
Materials & Processing	8.1	8.1	3.9
Producer Durables	15.8	15.8	11.0
Technology	20.4	20.4	20.6
Utilities	2.0	2.0	4.4

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
		U.S. Total
	Russell 2000	Market
	Growth Index	FA Index
R-Squared	1.00	0.74
Beta	1.00	1.21

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Nektar Therapeutics	Biotechnology	1.2%
GrubHub Inc.	Computer Services
	Software & Systems	0.8
Sage Therapeutics Inc.	Biotechnology	0.6
Knight-Swift
Transportation Holdings
Inc.	Truckers	0.6
MKS Instruments Inc.	Production
	Technology
	Equipment	0.5
Aspen Technology Inc.	Computer Services
	Software & Systems	0.5
EPAM Systems Inc.	Computer Services
	Software & Systems	0.5
Catalent Inc.	Pharmaceuticals	0.5
Encompass Health Corp. Health Care Facilities		0.5
Exact Sciences Corp.	Biotechnology	0.5
Top Ten		6.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

36

Russell 2000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 28, 2018

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		22.20%	15.25%	14.49%
Net Asset Value		22.13	15.24	14.49
Institutional Shares	5/25/2011	22.28	15.37	12.03

See Financial Highlights for dividend and capital gains information.

37

Russell 2000 Growth Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 28, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Grand Canyon Education Inc.	28,711	2,818	0.4%
* Cimpress NV	15,305	2,491	0.4%
* 2U Inc.	29,468	2,439	0.4%
Texas Roadhouse Inc. Class A	40,948	2,263	0.3%
* Five Below Inc.	33,119	2,214	0.3%
Churchill Downs Inc.	8,237	2,127	0.3%
Consumer Discretionary—Other †		89,461	13.4%
		103,813	15.5%

Consumer Staples †		14,320	2.1%

Energy †		6,936	1.0%

Financial Services
Fair Isaac Corp.	18,239	3,100	0.5%
Primerica Inc.	27,104	2,643	0.4%
* Essent Group Ltd.	49,759	2,244	0.3%
Evercore Inc. Class A	23,534	2,190	0.3%
Financial Services—Other †		58,677	8.8%
		68,854	10.3%
Health Care
* Nektar Therapeutics Class A	90,697	7,851	1.2%
* Sage Therapeutics Inc.	25,150	4,058	0.6%
* Catalent Inc.	82,050	3,426	0.5%
* Encompass Health Corp.	60,401	3,217	0.5%
* Exact Sciences Corp.	72,077	3,215	0.5%
* Insulet Corp.	35,619	2,675	0.4%
Cantel Medical Corp.	22,290	2,593	0.4%

38

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	PRA Health Sciences Inc.	30,315	2,546	0.4%
	Chemed Corp.	9,622	2,498	0.4%
*	Masimo Corp.	27,500	2,407	0.4%
*	Bluebird Bio Inc.	11,775	2,367	0.3%
*	FibroGen Inc.	42,755	2,356	0.3%
*	Medidata Solutions Inc.	34,566	2,270	0.3%
*	Blueprint Medicines Corp.	26,061	2,256	0.3%
	Health Care—Other †		120,387	18.0%
			164,122	24.5%
Materials & Processing
	Louisiana-Pacific Corp.	83,709	2,386	0.4%
*	Summit Materials Inc. Class A	67,873	2,147	0.3%
	Materials & Processing—Other †		49,343	7.4%
			53,876	8.1%

[1,2]Other †			215	0.0%

Producer Durables
	Knight-Swift Transportation Holdings Inc.	76,859	3,702	0.6%
	Littelfuse Inc.	13,784	2,860	0.4%
	Curtiss-Wright Corp.	20,238	2,732	0.4%
	MAXIMUS Inc.	39,308	2,633	0.4%
*	On Assignment Inc.	30,582	2,345	0.4%
	Woodward Inc.	32,648	2,312	0.3%
	John Bean Technologies Corp.	19,247	2,132	0.3%
	Producer Durables—Other †		86,382	12.9%
			105,098	15.7%
Technology
*,^	GrubHub Inc.	52,577	5,227	0.8%
	MKS Instruments Inc.	33,004	3,675	0.6%
*	Aspen Technology Inc.	44,808	3,463	0.5%
*	EPAM Systems Inc.	30,519	3,452	0.5%
	Blackbaud Inc.	29,215	2,995	0.5%
*,^	Paycom Software Inc.	30,138	2,981	0.4%
	Entegris Inc.	87,051	2,890	0.4%
*	Proofpoint Inc.	26,746	2,866	0.4%
	Monolithic Power Systems Inc.	24,461	2,863	0.4%
*	Zendesk Inc.	61,050	2,636	0.4%
*	RingCentral Inc. Class A	39,847	2,496	0.4%
*	Integrated Device Technology Inc.	82,121	2,492	0.4%
*	Silicon Laboratories Inc.	25,722	2,405	0.4%
*	Nutanix Inc.	65,651	2,393	0.4%
*	HubSpot Inc.	20,891	2,320	0.3%
*	Lumentum Holdings Inc.	37,873	2,310	0.3%
*	Yelp Inc. Class A	48,981	2,134	0.3%
	Technology—Other †		86,687	12.9%
			136,285	20.3%

Utilities †			13,092	2.0%
Total Common Stocks (Cost $545,666)			666,611	99.5%[3]

39

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	1.601%	144,753	14,474	2.1%

6U.S. Government and Agency Obligations†			408	0.1%
Total Temporary Cash Investments (Cost $14,883)			14,882	2.2%[3]
Total Investments (Cost $560,549)			681,493	101.7%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			37
Receivables for Investment Securities Sold			1,096
Receivables for Accrued Income			306
Receivables for Capital Shares Issued			371
Other Assets			360
Total Other Assets			2,170	0.3%
Liabilities
Payables for Investment Securities Purchased			(974)
Collateral for Securities on Loan			(12,212)
Payables to Vanguard			(137)
Variation Margin Payable—Futures Contracts			(58)
Total Liabilities			(13,381)	(2.0%)
Net Assets			670,282	100.0%

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	587,130
Undistributed Net Investment Income	392
Accumulated Net Realized Losses	(38,162)
Unrealized Appreciation (Depreciation)
Investment Securities	120,944
Futures Contracts	(22)
Net Assets	670,282

40

Russell 2000 Growth Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 1,725,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	235,791
Net Asset Value Per Share—ETF Shares	$136.69

Institutional Shares—Net Assets
Applicable to 1,668,556 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	434,491
Net Asset Value Per Share—Institutional Shares	$260.40

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,435,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are valued using significant unobservable inputs.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.7%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $12,212,000 of collateral received for securities on loan.
6 Securities with a value of $249,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2018	43	3,249	(22)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Russell 2000 Growth Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	1,953
Interest[1]	24
Securities Lending—Net	441
Total Income	2,418
Expenses
The Vanguard Group—Note B
Investment Advisory Services	76
Management and Administrative—ETF Shares	163
Management and Administrative—Institutional Shares	89
Marketing and Distribution—ETF Shares	7
Marketing and Distribution—Institutional Shares	5
Custodian Fees	23
Shareholders’ Reports and Proxy—ETF Shares	12
Shareholders’ Reports and Proxy—Institutional Shares	8
Total Expenses	383
Net Investment Income	2,035
Realized Net Gain (Loss)
Investment Securities Sold[1]	7,961
Futures Contracts	286
Realized Net Gain (Loss)	8,247
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	55,487
Futures Contracts	12
Change in Unrealized Appreciation (Depreciation)	55,499
Net Increase (Decrease) in Net Assets Resulting from Operations	65,781

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $20,000, ($1,000), and ($3,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Russell 2000 Growth Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,035	4,195
Realized Net Gain (Loss)	8,247	11,911
Change in Unrealized Appreciation (Depreciation)	55,499	53,655
Net Increase (Decrease) in Net Assets Resulting from Operations	65,781	69,761
Distributions
Net Investment Income
ETF Shares	(754)	(1,648)
Institutional Shares	(1,664)	(2,980)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(2,418)	(4,628)
Capital Share Transactions
ETF Shares	20,111	25,090
Institutional Shares	22,881	110,695
Net Increase (Decrease) from Capital Share Transactions	42,992	135,785
Total Increase (Decrease)	106,355	200,918
Net Assets
Beginning of Period	563,927	363,009
End of Period[1]	670,282	563,927

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $392,000 and $775,000

See accompanying Notes, which are an integral part of the Financial Statements.

43

Russell 2000 Growth Index Fund

Financial Highlights

ETF Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$123.26	$106.98	$104.34	$99.83	$85.58	$67.37
Investment Operations
Net Investment Income	. 373[1]	.961[1]	. 989.680		.646	.699
Net Realized and Unrealized Gain (Loss)
on Investments	13.525	16.455	2.721	4.471	14.153	18.073
Total from Investment Operations	13.898	17.416	3.710	5.151	14.799	18.772
Distributions
Dividends from Net Investment Income	(.468)	(1.136)	(1.070)	(.641)	(.549)	(.562)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.468)	(1.136)	(1.070)	(.641)	(.549)	(.562)
Net Asset Value, End of Period	$136.69	$123.26	$106.98	$104.34	$99.83	$85.58

Total Return	11.29%	16.39%	3.62%	5.17%	17.30%	28.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$236	$194	$144	$149	$100	$68
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.57%	0.83%	0.99%	0.67%	0.60%	0.96%
Portfolio Turnover Rate[2]	14%	34%	33%	34%	35%	50%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 2000 Growth Index Fund

Financial Highlights

Institutional Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$234.80	$203.79	$198.85	$190.26	$162.99	$128.23
Investment Operations
Net Investment Income	. 866[1]	2.102[1]	2.121	1.478	1.412	1.412
Net Realized and Unrealized Gain (Loss)
on Investments	25.755	31.338	5.185	8.565	26.992	34.504
Total from Investment Operations	26.621	33.440	7.306	10.043	28.404	35.916
Distributions
Dividends from Net Investment Income	(1.021)	(2.430)	(2.366)	(1.453)	(1.134)	(1.156)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.021)	(2.430)	(2.366)	(1.453)	(1.134)	(1.156)
Net Asset Value, End of Period	$260.40	$234.80	$203.79	$198.85	$190.26	$162.99

Total Return	11.36%	16.53%	3.74%	5.29%	17.44%	28.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$434	$370	$219	$187	$171	$185
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	0.69%	0.95%	1.11%	0.79%	0.72%	1.08%
Portfolio Turnover Rate[2]	14%	34%	33%	34%	35%	50%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
45

Russell 2000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

46

Russell 2000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

47

Russell 2000 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $37,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	666,445	—	166
Temporary Cash Investments	14,474	408	—
Futures Contracts—Liabilities[1]	(58)	—	—
Total	680,861	408	166
1 Represents variation margin on the last day of the reporting period.

48

Russell 2000 Growth Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $1,315,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $45,127,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $560,553,000. Net unrealized appreciation of investment securities for tax purposes was $120,940,000, consisting of unrealized gains of $160,153,000 on securities that had risen in value since their purchase and $39,213,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $90,476,000 of investment securities and sold $48,503,000 of investment securities, other than temporary cash investments. Purchases and sales include $23,527,000 and $3,411,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $2,769,000 and $6,347,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

49

Russell 2000 Growth Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	23,544	175	48,370	425
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,433)	(25)	(23,280)	(200)
Net Increase (Decrease)—ETF Shares	20,111	150	25,090	225
Institutional Shares
Issued	44,879	179	142,467	647
Issued in Lieu of Cash Distributions	1,664	7	2,980	14
Redeemed	(23,662)	(92)	(34,752)	(159)
Net Increase (Decrease)—Institutional Shares	22,881	94	110,695	502

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

50

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

51

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,083.17	$0.77
Institutional Shares	1,000.00	1,083.55	0.41
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,050.66	$1.02
Institutional Shares	1,000.00	1,051.21	0.41
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,112.93	$1.05
Institutional Shares	1,000.00	1,113.61	0.42
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,024.05	$0.75
Institutional Shares	1,000.00	1,024.40	0.40
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,023.80	$1.00
Institutional Shares	1,000.00	1,024.40	0.40
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,023.80	$1.00
Institutional Shares	1,000.00	1,024.40	0.40

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

52

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

53

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

54

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

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Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
The Russell Indexes and Russell® are registered
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Who Are Deaf or Hard of Hearing > 800-749-7273	licensed for use by The Vanguard Group, Inc. The
This material may be used in conjunction	products are not sponsored, endorsed, sold, or
promoted by Russell Investments and Russell
with the offering of shares of any Vanguard	Investments makes no representation regarding the
fund only if preceded or accompanied by	advisability of investing in the products.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18512 042018

Semiannual Report | February 28, 2018
Vanguard Russell 3000 Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Results of Proxy Voting.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	22
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Russell 3000 Index Fund, which represents the broad U.S. stock market, returned more than 10% for the six months ended February 28, 2018. The fund’s returns were in line with the return of its benchmark index and exceeded the average return of its multicapitalization core fund peers.

• In general for the period, large-cap stocks outperformed small-caps. Growth stocks easily outpaced their value counterparts.

• During the period, an increase in market volatility cooled what had been a broad stock market rally. Seven of the Russell 3000 Index Fund’s nine industry sectors produced positive performance, with technology, financial services, and consumer discretionary stocks leading the way.

• The consumer staples and utilities sectors were the only detractors.

Total Returns: Six Months Ended February 28, 2018
Total
Returns
Vanguard Russell 3000 Index Fund
ETF Shares
Market Price	10.42%
Net Asset Value	10.35
Institutional Shares	10.39
Russell 3000 Index	10.45
Multi-Cap Core Funds Average	9.31

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 3000 Index Fund	0.15%	0.08%	1.11%

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Core Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

5

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the fund prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	797,579,784	15,541,140	98.1%
Emerson U. Fullwood	796,911,377	16,209,547	98.0%
Amy Gutmann	796,611,379	16,509,545	98.0%
JoAnn Heffernan Heisen	795,715,738	17,405,186	97.9%
F. Joseph Loughrey	796,955,260	16,165,664	98.0%
Mark Loughridge	797,027,324	16,093,600	98.0%
Scott C. Malpass	797,191,317	15,929,607	98.0%
F. William McNabb III	794,211,732	18,909,192	97.7%
Deanna Mulligan	797,691,084	15,429,840	98.1%
André F. Perold	793,048,517	20,072,408	97.5%
Sarah Bloom Raskin	797,096,185	16,024,739	98.0%
Peter F. Volanakis	796,849,973	16,270,951	98.0%
*Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Russell 3000 Index Fund	3,077,219	36,592	42,555	1,008,156	73.9%

6

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Russell 3000 Index Fund	3,080,700	32,216	43,450	1,008,156	74.0%

7

Russell 3000 Index Fund

Fund Profile

As of February 28, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VTHR	VRTTX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.67%	1.74%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	FA Index
Number of Stocks	2,770	2,936	3,746
Median Market Cap	$68.2B	$68.2B	$68.2B
Price/Earnings Ratio	21.7x	21.7x	21.7x
Price/Book Ratio	3.0x	3.0x	3.0x
Return on Equity	15.0%	15.0%	15.0%
Earnings Growth Rate	8.5%	8.5%	8.5%
Dividend Yield	1.7%	1.7%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	18%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	FA Index
Consumer Discretionary	14.2%	14.2%	14.2%
Consumer Staples	5.9	5.8	5.8
Energy	5.2	5.2	5.3
Financial Services	21.4	21.5	21.5
Health Care	13.3	13.3	13.3
Materials & Processing	3.9	3.9	3.9
Producer Durables	11.0	11.0	11.0
Technology	20.6	20.6	20.6
Utilities	4.5	4.5	4.4

Sector categories are based on the Russell Global Sectors (“RGS”), except for the “Other” category (if applicable), which includes securities that have not been provided a RGS classification as of the effective reporting period.

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	3.3%
Microsoft Corp.	Computer Services
	Software & Systems	2.5
Alphabet Inc.	Computer Services
	Software & Systems	2.4
Amazon.com Inc.	Diversified Retail	2.2
Facebook Inc.	Computer Services
	Software & Systems	1.5
JPMorgan Chase & Co.	Diversified Financial
	Services	1.4
Berkshire Hathaway Inc. Insurance: Multi-Line		1.4
Johnson & Johnson	Pharmaceuticals	1.3
Exxon Mobil Corp.	Oil: Integrated	1.2
Bank of America Corp.	Banks: Diversified	1.1
Top Ten		18.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

8

Russell 3000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 20, 2010, Through February 28, 2018

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		20.94%	15.41%	14.53%
Net Asset Value		20.95	15.40	14.51
Institutional Shares	11/1/2010	21.03	15.48	14.20

See Financial Highlights for dividend and capital gains information.

9

Russell 3000 Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 28, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	16,767	25,359	2.1%
Home Depot Inc.	49,648	9,049	0.8%
Comcast Corp. Class A	195,799	7,090	0.6%
Walt Disney Co.	65,292	6,736	0.6%
Walmart Inc.	60,578	5,453	0.5%
McDonald’s Corp.	33,603	5,301	0.4%
* Netflix Inc.	17,264	5,030	0.4%
Consumer Discretionary—Other †		101,896	8.7%
		165,914	14.1%
Consumer Staples
Procter & Gamble Co.	107,976	8,478	0.7%
Coca-Cola Co.	162,809	7,037	0.6%
Philip Morris International Inc.	65,407	6,773	0.6%
PepsiCo Inc.	60,319	6,619	0.6%
Altria Group Inc.	80,290	5,054	0.4%
Consumer Staples—Other †		34,584	2.9%
		68,545	5.8%
Energy
Exxon Mobil Corp.	179,022	13,559	1.1%
Chevron Corp.	79,553	8,904	0.8%
Energy—Other †		38,917	3.3%
		61,380	5.2%
Financial Services
JPMorgan Chase & Co.	146,725	16,947	1.5%
* Berkshire Hathaway Inc. Class B	81,547	16,897	1.4%
Bank of America Corp.	409,319	13,139	1.1%
Wells Fargo & Co.	186,756	10,908	0.9%
Visa Inc. Class A	76,766	9,438	0.8%

10

Russell 3000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Citigroup Inc.	111,719	8,434	0.7%
Mastercard Inc. Class A	39,735	6,984	0.6%
Financial Services—Other †		168,336	14.4%
		251,083	21.4%
Health Care
Johnson & Johnson	113,792	14,779	1.2%
UnitedHealth Group Inc.	40,354	9,126	0.8%
Pfizer Inc.	249,566	9,062	0.8%
AbbVie Inc.	67,246	7,789	0.7%
Merck & Co. Inc.	115,301	6,252	0.5%
Amgen Inc.	30,921	5,682	0.5%
Bristol-Myers Squibb Co.	69,073	4,573	0.4%
Medtronic plc	56,890	4,545	0.4%
Gilead Sciences Inc.	54,547	4,295	0.4%
Health Care—Other †		89,784	7.6%
		155,887	13.3%
Materials & Processing
DowDuPont Inc.	98,226	6,905	0.6%
Materials & Processing—Other †		38,281	3.3%
		45,186	3.9%

[1,2]Other †		37	0.0%

Producer Durables
Boeing Co.	23,488	8,508	0.7%
3M Co.	24,422	5,752	0.5%
General Electric Co.	366,024	5,165	0.4%
Honeywell International Inc.	32,221	4,869	0.4%
Union Pacific Corp.	33,208	4,325	0.4%
Producer Durables—Other †		100,546	8.6%
		129,165	11.0%
Technology
Apple Inc.	216,776	38,612	3.3%
Microsoft Corp.	316,764	29,703	2.5%
* Facebook Inc. Class A	98,399	17,546	1.5%
* Alphabet Inc. Class C	12,673	14,000	1.2%
* Alphabet Inc. Class A	12,636	13,949	1.2%
Intel Corp.	198,346	9,776	0.8%
Cisco Systems Inc.	208,947	9,357	0.8%
Oracle Corp.	123,013	6,233	0.5%
NVIDIA Corp.	24,010	5,810	0.5%
International Business Machines Corp.	35,715	5,565	0.5%
Texas Instruments Inc.	42,170	4,569	0.4%
* Adobe Systems Inc.	20,552	4,298	0.4%
Technology—Other †		81,391	6.9%
		240,809	20.5%
Utilities
AT&T Inc.	259,926	9,435	0.8%
Verizon Communications Inc.	173,543	8,285	0.7%
Utilities—Other †		34,652	3.0%
		52,372	4.5%
Total Common Stocks (Cost $924,988)		1,170,378	99.7%[3]

11

Russell 3000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	1.601%	32,470	3,246	0.3%

6U.S Government and Agency Obligations †			299	0.0%
Total Temporary Cash Investments (Cost $3,546)			3,545	0.3%[3]
[7]Total Investments (Cost $928,534)			1,173,923	100.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			67
Receivables for Accrued Income			2,013
Other Assets			77
Total Other Assets			2,157	0.2%
Liabilities
Payables for Investment Securities Purchased			(66)
Collateral for Securities on Loan			(1,406)
Payables for Capital Shares Redeemed			(818)
Payables to Vanguard			(299)
Variation Margin Payable—Futures Contracts			(54)
Other Liabilities			(8)
Total Liabilities			(2,651)	(0.2%)
Net Assets			1,173,429	100.0%

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	952,311
Undistributed Net Investment Income	2,678
Accumulated Net Realized Losses	(26,876)
Unrealized Appreciation (Depreciation)
Investment Securities	245,389
Futures Contracts	(73)
Net Assets	1,173,429

12

Russell 3000 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 2,900,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	359,861
Net Asset Value Per Share—ETF Shares	$124.09

Institutional Shares—Net Assets
Applicable to 3,387,157 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	813,568
Net Asset Value Per Share—Institutional Shares	$240.19

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 Security value determined using significant unobservable inputs.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $1,406,000 of collateral received for securities on loan.
6 Securities with a value of $209,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $1,295,000.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	March 2018	24	1,813	(112)
E-mini S&P 500 Index	March 2018	13	1,764	39
				(73)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 3000 Index Fund

Statement of Operations

Six Months Ended
February28,2018
($000)
Investment Income
Income
Dividends	9,916
Interest[1]	18
Securities Lending—Net	30
Total Income	9,964
Expenses
The Vanguard Group—Note B
Investment Advisory Services	155
Management and Administrative—ETF Shares	184
Management and Administrative—Institutional Shares	157
Marketing and Distribution—ETF Shares	11
Marketing and Distribution—Institutional Shares	9
Custodian Fees	66
Shareholders’ Reports and Proxy—ETF Shares	8
Shareholders’ Reports and Proxy—Institutional Shares	—
Total Expenses	590
Net Investment Income	9,374
Realized Net Gain (Loss)
Investment Securities Sold[1]	21,485
Futures Contracts	348
Realized Net Gain (Loss)	21,833
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	82,175
Futures Contracts	(143)
Change in Unrealized Appreciation (Depreciation)	82,032
Net Increase (Decrease) in Net Assets Resulting from Operations	113,239

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $18,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 3000 Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,374	22,270
Realized Net Gain (Loss)	21,833	52,614
Change in Unrealized Appreciation (Depreciation)	82,032	96,914
Net Increase (Decrease) in Net Assets Resulting from Operations	113,239	171,798
Distributions
Net Investment Income
ETF Shares	(3,320)	(5,670)
Institutional Shares	(7,712)	(16,819)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(11,032)	(22,489)
Capital Share Transactions
ETF Shares	(15,980)	21,046
Institutional Shares	(11,521)	(200,208)
Net Increase (Decrease) from Capital Share Transactions	(27,501)	(179,162)
Total Increase (Decrease)	74,706	(29,853)
Net Assets
Beginning of Period	1,098,723	1,128,576
End of Period[1]	1,173,429	1,098,723

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,678,000 and $4,336,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 3000 Index Fund

Financial Highlights

ETF Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$113.52	$99.77	$91.43	$92.82	$75.79	$64.28
Investment Operations
Net Investment Income	. 933[1]	1.980[1]	1.850	1.649	1.485	1.313
Net Realized and Unrealized Gain (Loss)
on Investments	10.758	13.722	8.248	(1.396)	17.004	11.484
Total from Investment Operations	11.691	15.702	10.098	.253	18.489	12.797
Distributions
Dividends from Net Investment Income	(1.121)	(1.952)	(1.758)	(1.643)	(1.459)	(1.287)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.121)	(1.952)	(1.758)	(1.643)	(1.459)	(1.287)
Net Asset Value, End of Period	$124.09	$113.52	$99.77	$91.43	$92.82	$75.79

Total Return	10.35%	15.92%	11.20%	0.21%	24.58%	20.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$360	$343	$282	$169	$121	$76
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.59%	1.85%	1.98%	1.76%	1.77%	2.03%
Portfolio Turnover Rate[2]	18%	16%	8%	4%	8%	16%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 3000 Index Fund

Financial Highlights

Institutional Shares

	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$219.72	$193.10	$176.98	$179.64	$146.68	$124.40
Investment Operations
Net Investment Income	1.896[1]	3.952[1]	3.689	3.318	2.986	2.630
Net Realized and Unrealized Gain (Loss)
on Investments	20.815	26.583	15.965	(2.689)	32.903	22.226
Total from Investment Operations	22.711	30.535	19.654	.629	35.889	24.856
Distributions
Dividends from Net Investment Income	(2.241)	(3.915)	(3.534)	(3.289)	(2.929)	(2.576)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(2.241)	(3.915)	(3.534)	(3.289)	(2.929)	(2.576)
Net Asset Value, End of Period	$240.19	$219.72	$193.10	$176.98	$179.64	$146.68

Total Return	10.39%	16.00%	11.28%	0.30%	24.66%	20.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$814	$755	$847	$788	$600	$426
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.66%	1.92%	2.05%	1.83%	1.84%	2.10%
Portfolio Turnover Rate[2]	18%	16%	8%	4%	8%	16%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 3000 Index Fund

Notes to Financial Statements

Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

18

Russell 3000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Russell 3000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $67,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28,
2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,170,358	—	20
Temporary Cash Investments	3,246	299	—
Futures Contracts—Liabilities[1]	(54)	—	—
Total	1,173,550	299	20

1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

20

Russell 3000 Index Fund

loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $23,780,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $24,860,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $928,551,000. Net unrealized appreciation of investment securities for tax purposes was $245,372,000, consisting of unrealized gains of $297,683,000 on securities that had risen in value since their purchase and $52,311,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $154,037,000 of investment securities and sold $181,206,000 of investment securities, other than temporary cash investments. Purchases and sales include $48,934,000 and $68,473,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	52,505	425	212,775	1,925
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(68,485)	(550)	(191,729)	(1,725)
Net Increase (Decrease)—ETF Shares	(15,980)	(125)	21,046	200
Institutional Shares
Issued	86,647	367	100,395	493
Issued in Lieu of Cash Distributions	7,547	33	16,428	81
Redeemed	(105,715)	(451)	(317,031)	(1,521)
Net Increase (Decrease)—Institutional Shares	(11,521)	(51)	(200,208)	(947)

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Russell 3000 Index Fund	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,103.51	$0.78
Institutional Shares	1,000.00	1,103.92	0.42
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.05	$0.75
Institutional Shares	1,000.00	1,024.40	0.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.15% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
The Russell Indexes and Russell® are registered
Text Telephone for People	trademarks of Russell Investments and have been
Who Are Deaf or Hard of Hearing > 800-749-7273	licensed for use by The Vanguard Group, Inc. The
This material may be used in conjunction	products are not sponsored, endorsed, sold, or
promoted by Russell Investments and Russell
with the offering of shares of any Vanguard	Investments makes no representation regarding the
fund only if preceded or accompanied by	advisability of investing in the products.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18542 042018

Semiannual Report | February 28, 2018

Vanguard Sector Bond Index Funds
Vanguard Short-Term Treasury Index Fund
Vanguard Intermediate-Term Treasury Index Fund
Vanguard Long-Term Treasury Index Fund
Vanguard Short-Term Corporate Bond Index Fund
Vanguard Intermediate-Term Corporate Bond Index Fund
Vanguard Long-Term Corporate Bond Index Fund
Vanguard Mortgage-Backed Securities Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
Results of Proxy Voting.	7
Short-Term Treasury Index Fund.	9
Intermediate-Term Treasury Index Fund.	24
Long-Term Treasury Index Fund.	39
Short-Term Corporate Bond Index Fund.	53
Intermediate-Term Corporate Bond Index Fund.	69
Long-Term Corporate Bond Index Fund.	85
Mortgage-Backed Securities Index Fund.	102
About Your Fund’s Expenses.	118
Glossary.	121

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Bond yields across the maturity spectrum closed higher for the six months ended February 28, 2018. The Federal Reserve’s continued path of gradual raises in short-term rates pushed up yields on those securities, and longer-term yields climbed on optimism about stronger growth and higher inflation.

• With bond prices declining as yields rose, all the funds in this report produced negative returns. They ranged from about –6% for Vanguard Long-Term Treasury Index Fund to about –1% for Vanguard Short-Term Treasury Index Fund. The funds all performed in line with their benchmarks, but the majority lagged their peer averages.

• Please note that the names of the three Vanguard Government Bond Index Funds changed in December to Vanguard Short-Term Treasury Index Fund, Vanguard Intermediate-Term Treasury Index Fund, and Vanguard Long-Term Treasury Index Fund. Their benchmarks also changed to reflect the funds’ narrower focus.

Total Returns: Six Months Ended February 28, 2018
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Treasury Index Fund
ETF Shares	2.12%
Market Price				-0.84%
Net Asset Value				-0.82
Admiral™ Shares	2.12	0.64%	-1.48%	-0.84
Institutional Shares	2.14	0.64	-1.49	-0.85
Spliced Bloomberg Barclays U.S. Treasury 1–3 Year Index				-0.79
Short-Term U.S. Treasury Funds Average				-0.42
For a benchmark description, see the Glossary.
Short-Term U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Treasury Index Fund
ETF Shares	2.58%
Market Price				-3.27%
Net Asset Value				-3.25
Admiral Shares	2.58	0.86%	-4.13%	-3.27
Institutional Shares	2.60	0.87	-4.10	-3.23
Spliced Bloomberg Barclays U.S. Treasury 3–10 Year
Index				-3.22
General U.S. Treasury Funds Average				-4.50
For a benchmark description, see the Glossary.
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Treasury Index Fund
ETF Shares	3.04%
Market Price				-6.04%
Net Asset Value				-5.98
Admiral Shares	3.04	1.22%	-7.19%	-5.97
Institutional Shares	3.06	1.22	-7.18	-5.96
Spliced Bloomberg Barclays U.S. Long Treasury Index				-5.98
General U.S. Treasury Funds Average				-4.50
For a benchmark description, see the Glossary.
General U.S. Treasury Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Short-Term Corporate Bond Index Fund
ETF Shares	2.87%
Market Price				-1.22%
Net Asset Value				-1.02
Admiral Shares	2.87	1.13%	-2.15%	-1.02
Institutional Shares	2.89	1.14	-2.13	-0.99
Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index				-1.02
Short-Intermediate Investment-Grade Debt Funds
Average				-1.03
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Corporate Bond Index Fund
ETF Shares	3.66%
Market Price				-2.62%
Net Asset Value				-2.38
Admiral Shares	3.66	1.57%	-3.95%	-2.38
Institutional Shares	3.68	1.58	-3.95	-2.37
Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index				-2.36
Core Bond Funds Average				-1.95
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Corporate Bond Index Fund
ETF Shares	4.36%
Market Price				-1.89%
Net Asset Value				-1.48
Admiral Shares	4.36	2.00%	-3.46%	-1.46
Institutional Shares	4.38	2.01	-3.46	-1.45
Bloomberg Barclays U.S. 10+ Year Corporate Bond Index				-1.55
Corporate Debt Funds BBB-Rated Average				-1.63

Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Mortgage-Backed Securities Index Fund
ETF Shares	2.46%
Market Price				-1.97%
Net Asset Value				-1.88
Admiral Shares	2.46	1.11%	-3.02%	-1.91
Institutional Shares	2.48	1.12	-3.00	-1.88
Bloomberg Barclays U.S. MBS Float Adjusted Index				-1.83
U.S. Mortgage Funds Average				-1.65
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Treasury Index Fund	0.07%	0.07%	0.05%	0.47%
Intermediate-Term Treasury Index Fund	0.07	0.07	0.05	0.42
Long-Term Treasury Index Fund	0.07	0.07	0.05	0.99
Short-Term Corporate Bond Index Fund	0.07	0.07	0.05	0.73
Intermediate-Term Corporate Bond Index Fund	0.07	0.07	0.05	0.74
Long-Term Corporate Bond Index Fund	0.07	0.07	0.05	0.87
Mortgage-Backed Securities Index Fund	0.07	0.07	0.05	0.85

The fund expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the funds’ annualized expense ratios were: for the Short-Term Treasury Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Treasury Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Treasury Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Mortgage-Backed Securities Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the Short-Term Treasury Index Fund, Short-Term U.S. Treasury Funds; for the Intermediate-Term Treasury Index Fund, General U.S. Treasury Funds; for the Long-Term Treasury Index Fund, General U.S. Treasury Funds; for the Short-Term Corporate Bond Index Fund, Short-Intermediate Investment-Grade Debt Funds; for the Intermediate-Term Corporate Bond Index Fund, Core Bond Funds; for the Long-Term Corporate Bond Index Fund, Corporate Debt Funds BBB-Rated; and for the Mortgage-Backed Securities Index Fund, U.S. Mortgage Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U. S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

Results of Proxy Voting

At a special meeting of shareholders on November 15, 2017, fund shareholders approved the following proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Ms. Mulligan, Ms. Raskin, and Mr. Buckley (each of whom already serves as a director of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
Mortimer J. Buckley	797,579,784	15,541,140	98.1%
Emerson U. Fullwood	796,911,377	16,209,547	98.0%
Amy Gutmann	796,611,379	16,509,545	98.0%
JoAnn Heffernan Heisen	795,715,738	17,405,186	97.9%
F. Joseph Loughrey	796,955,260	16,165,664	98.0%
Mark Loughridge	797,027,324	16,093,600	98.0%
Scott C. Malpass	797,191,317	15,929,607	98.0%
F. William McNabb III	794,211,732	18,909,192	97.7%
Deanna Mulligan	797,691,084	15,429,840	98.1%
André F. Perold	793,048,517	20,072,408	97.5%
Sarah Bloom Raskin	797,096,185	16,024,739	98.0%
Peter F. Volanakis	796,849,973	16,270,951	98.0%
* Results are for all funds within the same trust.

Proposal 2—Approve a manager-of-managers arrangement with third-party investment advisors.

This arrangement enables the fund to enter into and materially amend investment advisory arrangements with third-party investment advisors, subject to the approval of the fund’s board of trustees and certain conditions imposed by the Securities and Exchange Commission, while avoiding the costs and delays associated with obtaining future shareholder approval.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Intermediate-Term
Treasury Index Fund	35,614,635	840,449	758,751	10,584,101	74.5%
Long-Term Treasury
Index Fund	15,864,741	824,879	820,125	3,033,230	77.2%
Short-Term Treasury
Index Fund	33,963,706	918,757	1,194,657	9,506,250	74.5%
Intermediate-Term Corporate
Bond Index Fund	136,123,746	2,873,556	5,142,363	42,316,803	73.0%
Long-Term Corporate
Bond Index Fund	20,226,001	510,192	2,284,089	4,166,146	74.4%
Short-Term Corporate
Bond Index Fund	249,231,106	7,876,256	10,599,030	70,539,475	73.7%
Mortgage-Backed Securities
Index Fund	78,100,681	598,367	452,976	11,021,785	86.6%

Proposal 3—Approve a manager-of-managers arrangement with wholly owned subsidiaries of Vanguard.

This arrangement enables Vanguard or the fund to enter into and materially amend investment advisory arrangements with wholly owned subsidiaries of Vanguard, subject to the approval of the fund’s board of trustees and any conditions imposed by the Securities and Exchange Commission (SEC), while avoiding the costs and delays associated with obtaining future shareholder approval. The ability of the fund to operate in this manner is contingent upon the SEC’s approval of a pending application for an order of exemption.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Intermediate-Term Treasury
Index Fund	35,664,017	913,243	636,574	10,584,101	74.6%
Long-Term Treasury
Index Fund	16,102,760	779,257	627,728	3,033,230	78.4%
Short-Term Treasury
Index Fund	34,217,007	861,887	998,227	9,506,250	75.1%
Intermediate-Term Corporate
Bond Index Fund	136,626,045	2,771,351	4,742,269	42,316,803	73.3%
Long-Term Corporate
Bond Index Fund	20,373,776	486,553	2,159,953	4,166,146	74.9%
Short-Term Corporate
Bond Index Fund	249,710,896	7,562,019	10,433,477	70,539,475	73.8%
Mortgage-Backed Securities
Index Fund	78,154,250	608,677	389,097	11,021,785	86.7%

Short-Term Treasury Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGSH	VSBSX	VSBIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	2.12%	2.12%	2.14%

Financial Attributes

		Spliced
		Bloomberg
		Barclays
		U.S.	Bloomberg
		Treasury	Barclays
		1–3 Year	Aggregate
	Fund	Index	FA Index
Number of Bonds	92	95	9,791
Yield to Maturity
(before expenses)	2.3%	2.3%	3.1%
Average Coupon	1.6%	1.7%	3.0%
Average Duration	2.0 years	2.0 years	6.2 years
Average Effective
Maturity	2.0 years	2.0 years	8.4 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
U.S. Treasury	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Spliced
	Bloomberg
	Barclays
	U.S.	Bloomberg
	Treasury	Barclays
	1–3 Year	Aggregate
	Index	FA Index
R-Squared	0.99	0.64
Beta	1.02	0.21

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.5%
1 - 3 Years	99.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Short-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 28, 2018
		Spliced
		Bloomberg
		Barclays U.S.
		Treasury 1–3
	ETF Shares Net Asset Value	Year Index
Fiscal Year	Total Returns	Total Returns
2010	1.69%	1.83%
2011	1.39	1.53
2012	0.40	0.50
2013	0.04	0.16
2014	0.70	0.80
2015	0.75	0.84
2016	0.98	1.06
2017	0.50	0.56
2018	-0.82	-0.79
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		0.28%	0.49%			0.74%
Net Asset Value		0.38	0.49			0.74
Admiral Shares	12/28/2009	0.40	0.50	0.62%	0.19%	0.81
Institutional Shares	8/23/2010	0.40	0.52	0.65	-0.03	0.62

See Financial Highlights for dividend and capital gains information.

Short-Term Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government Obligations (99.2%)
U. S. Government Securities (99.2%)
United States Treasury Note/Bond	1.375%	2/28/19	8,000	7,942
United States Treasury Note/Bond	1.000%	3/15/19	19,916	19,689
United States Treasury Note/Bond	1.250%	3/31/19	16,000	15,852
United States Treasury Note/Bond	1.500%	3/31/19	6,250	6,209
United States Treasury Note/Bond	1.625%	3/31/19	78,585	78,168
United States Treasury Note/Bond	0.875%	4/15/19	25,265	24,914
United States Treasury Note/Bond	1.250%	4/30/19	40,085	39,678
United States Treasury Note/Bond	1.625%	4/30/19	54,890	54,573
United States Treasury Note/Bond	0.875%	5/15/19	65,634	64,649
United States Treasury Note/Bond	3.125%	5/15/19	12,380	12,521
United States Treasury Note/Bond	1.125%	5/31/19	5,000	4,937
United States Treasury Note/Bond	1.250%	5/31/19	38,630	38,207
United States Treasury Note/Bond	1.500%	5/31/19	28,375	28,149
United States Treasury Note/Bond	0.875%	6/15/19	14,000	13,772
United States Treasury Note/Bond	1.000%	6/30/19	13,000	12,801
United States Treasury Note/Bond	1.250%	6/30/19	1,820	1,798
United States Treasury Note/Bond	1.625%	6/30/19	57,030	56,629
United States Treasury Note/Bond	0.750%	7/15/19	22,950	22,509
United States Treasury Note/Bond	0.875%	7/31/19	2,500	2,455
United States Treasury Note/Bond	1.375%	7/31/19	22,000	21,756
United States Treasury Note/Bond	1.625%	7/31/19	58,850	58,399
United States Treasury Note/Bond	0.750%	8/15/19	45,630	44,696
United States Treasury Note/Bond	3.625%	8/15/19	15,000	15,302
United States Treasury Note/Bond	1.000%	8/31/19	9,950	9,774
United States Treasury Note/Bond	1.250%	8/31/19	32,000	31,555
United States Treasury Note/Bond	1.625%	8/31/19	47,900	47,496
United States Treasury Note/Bond	0.875%	9/15/19	16,315	15,989
United States Treasury Note/Bond	1.000%	9/30/19	12,000	11,777
United States Treasury Note/Bond	1.375%	9/30/19	35,695	35,232
United States Treasury Note/Bond	1.750%	9/30/19	22,635	22,476
United States Treasury Note/Bond	1.000%	10/15/19	32,000	31,385
United States Treasury Note/Bond	1.250%	10/31/19	9,100	8,955
United States Treasury Note/Bond	1.500%	10/31/19	88,075	87,043
United States Treasury Note/Bond	1.000%	11/15/19	15,625	15,305
United States Treasury Note/Bond	3.375%	11/15/19	15,000	15,284
United States Treasury Note/Bond	1.000%	11/30/19	58,030	56,806
United States Treasury Note/Bond	1.500%	11/30/19	47,010	46,415

Short-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.750%	11/30/19	8,000	7,934
United States Treasury Note/Bond	1.375%	12/15/19	63,605	62,641
United States Treasury Note/Bond	1.125%	12/31/19	20,000	19,603
United States Treasury Note/Bond	1.625%	12/31/19	39,200	38,759
United States Treasury Note/Bond	1.875%	12/31/19	30,000	29,803
United States Treasury Note/Bond	1.375%	1/15/20	92,050	90,569
United States Treasury Note/Bond	1.250%	1/31/20	38,125	37,410
United States Treasury Note/Bond	1.375%	1/31/20	12,025	11,828
United States Treasury Note/Bond	2.000%	1/31/20	41,300	41,106
United States Treasury Note/Bond	1.375%	2/15/20	48,406	47,574
United States Treasury Note/Bond	3.625%	2/15/20	29,000	29,743
United States Treasury Note/Bond	1.250%	2/29/20	15,000	14,700
United States Treasury Note/Bond	1.375%	2/29/20	54,805	53,846
United States Treasury Note/Bond	2.250%	2/29/20	15,000	14,998
United States Treasury Note/Bond	1.625%	3/15/20	19,718	19,459
United States Treasury Note/Bond	1.125%	3/31/20	8,000	7,810
United States Treasury Note/Bond	1.375%	3/31/20	62,705	61,529
United States Treasury Note/Bond	1.500%	4/15/20	65,330	64,258
United States Treasury Note/Bond	1.125%	4/30/20	10,000	9,750
United States Treasury Note/Bond	1.375%	4/30/20	13,540	13,276
United States Treasury Note/Bond	1.500%	5/15/20	29,980	29,455
United States Treasury Note/Bond	3.500%	5/15/20	36,095	37,009
United States Treasury Note/Bond	1.375%	5/31/20	10,000	9,791
United States Treasury Note/Bond	1.500%	5/31/20	54,825	53,840
United States Treasury Note/Bond	1.500%	6/15/20	34,000	33,378
United States Treasury Note/Bond	1.625%	6/30/20	30,000	29,517
United States Treasury Note/Bond	1.875%	6/30/20	14,000	13,851
United States Treasury Note/Bond	1.500%	7/15/20	78,090	76,589
United States Treasury Note/Bond	1.625%	7/31/20	34,850	34,262
United States Treasury Note/Bond	2.000%	7/31/20	15,650	15,523
United States Treasury Note/Bond	1.500%	8/15/20	25,261	24,756
United States Treasury Note/Bond	2.625%	8/15/20	20,000	20,125
United States Treasury Note/Bond	1.375%	8/31/20	35,860	35,008
United States Treasury Note/Bond	2.125%	8/31/20	20,000	19,884
United States Treasury Note/Bond	1.375%	9/15/20	18,652	18,203
United States Treasury Note/Bond	1.375%	9/30/20	21,565	21,033
United States Treasury Note/Bond	2.000%	9/30/20	15,000	14,859
United States Treasury Note/Bond	1.625%	10/15/20	44,388	43,549
United States Treasury Note/Bond	1.375%	10/31/20	35,575	34,658
United States Treasury Note/Bond	1.750%	10/31/20	28,000	27,545
United States Treasury Note/Bond	1.750%	11/15/20	56,000	55,073
United States Treasury Note/Bond	2.625%	11/15/20	45,000	45,281
United States Treasury Note/Bond	1.625%	11/30/20	45,000	44,086
United States Treasury Note/Bond	2.000%	11/30/20	35,770	35,401
United States Treasury Note/Bond	1.875%	12/15/20	39,258	38,712
United States Treasury Note/Bond	1.750%	12/31/20	39,624	38,918
United States Treasury Note/Bond	2.375%	12/31/20	33,757	33,736
United States Treasury Note/Bond	2.000%	1/15/21	64,090	63,369
United States Treasury Note/Bond	1.375%	1/31/21	48,000	46,590
United States Treasury Note/Bond	2.125%	1/31/21	29,000	28,765
United States Treasury Note/Bond	2.250%	2/15/21	10,000	9,953
United States Treasury Note/Bond	3.625%	2/15/21	45,000	46,540
United States Treasury Note/Bond	1.125%	2/28/21	39,500	38,006
United States Treasury Note/Bond	2.000%	2/28/21	30,000	29,630
Total U.S. Government Obligations (Cost $2,940,098)			2,904,588

Short-Term Treasury Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
1 Vanguard Market Liquidity Fund
(Cost $13,800)	1.601%	138,004	13,799
Total Investments (99.7%) (Cost $2,953,898)			2,918,387
Other Assets and Liabilities (0.3%)
Other Assets			177,514
Liabilities			(169,148)
			8,366
Net Assets (100%)			2,926,753

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			2,904,588
Affiliated Vanguard Funds			13,799
Total Investments in Securities			2,918,387
Investment in Vanguard			143
Receivables for Investment Securities Sold			162,704
Receivables for Accrued Income			9,598
Receivables for Capital Shares Issued			5,061
Other Assets			8
Total Assets			3,095,901
Liabilities
Payables for Investment Securities Purchased			168,060
Payables for Capital Shares Redeemed			430
Payables for Distributions			254
Payables to Vanguard			404
Total Liabilities			169,148
Net Assets			2,926,753

Short-Term Treasury Index Fund

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,968,100
Undistributed Net Investment Income	2,155
Accumulated Net Realized Losses	(7,991)
Unrealized Appreciation (Depreciation)	(35,511)
Net Assets	2,926,753

ETF Shares—Net Assets
Applicable to 33,697,516 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,021,329
Net Asset Value Per Share—ETF Shares	$59.98

Admiral Shares—Net Assets
Applicable to 33,567,849 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	671,010
Net Asset Value Per Share—Admiral Shares	$19.99

Institutional Shares—Net Assets
Applicable to 9,333,913 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	234,414
Net Asset Value Per Share—Institutional Shares	$25.11

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Interest[1]	18,286
Total Income	18,286
Expenses
The Vanguard Group—Note B
Investment Advisory Services	52
Management and Administrative—ETF Shares	509
Management and Administrative—Admiral Shares	150
Management and Administrative—Institutional Shares	42
Marketing and Distribution—ETF Shares	58
Marketing and Distribution—Admiral Shares	21
Marketing and Distribution—Institutional Shares	2
Custodian Fees	5
Shareholders’ Reports and Proxy—ETF Shares	62
Shareholders’ Reports and Proxy—Admiral Shares	10
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	912
Expenses Paid Indirectly	(3)
Net Expenses	909
Net Investment Income	17,377
Realized Net Gain (Loss) on Investment Securities Sold[1]	(6,635)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(32,763)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,021)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $54,000, ($7,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,377	19,015
Realized Net Gain (Loss)	(6,635)	(1,507)
Change in Unrealized Appreciation (Depreciation)	(32,763)	(4,467)
Net Increase (Decrease) in Net Assets Resulting from Operations	(22,021)	13,041
Distributions
Net Investment Income
ETF Shares	(12,065)	(11,818)
Admiral Shares	(3,693)	(4,153)
Institutional Shares	(1,303)	(1,921)
Realized Capital Gain[1]
ETF Shares	—	(153)
Admiral Shares	—	(62)
Institutional Shares	—	(28)
Total Distributions	(17,061)	(18,135)
Capital Share Transactions
ETF Shares	217,435	926,710
Admiral Shares	172,564	144,213
Institutional Shares	29,637	116,737
Net Increase (Decrease) from Capital Share Transactions	419,636	1,187,660
Total Increase (Decrease)	380,554	1,182,566
Net Assets
Beginning of Period	2,546,199	1,363,633
End of Period[2]	2,926,753	2,546,199

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $36,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,155,000 and $1,839,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$60.86	$61.14	$61.03	$60.95	$60.75	$60.98
Investment Operations
Net Investment Income	. 392[1]	.614[1]	.478	.351	.198	.158
Net Realized and Unrealized Gain (Loss)
on Investments	(.891)	(.311)	.118	.102	.227	(.134)
Total from Investment Operations	(.499)	.303	.596	.453	.425	.024
Distributions
Dividends from Net Investment Income	(.381)	(.573)	(.462)	(.340)	(.177)	(.158)
Distributions from Realized Capital Gains	—	(.010)	(.024)	(.033)	(.048)	(.096)
Total Distributions	(.381)	(.583)	(.486)	(.373)	(.225)	(.254)
Net Asset Value, End of Period	$59.98	$60.86	$61.14	$61.03	$60.95	$60.75

Total Return	-0.82%	0.50%	0.98%	0.75%	0.70%	0.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,021	$1,832	$908	$635	$497	$307
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.31%	1.01%	0.80%	0.59%	0.34%	0.26%
Portfolio Turnover Rate[2]	72%	60%	73%	64%	64%	73%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.29	$20.38	$20.35	$20.33	$20.27	$20.35
Investment Operations
Net Investment Income	.131[1]	. 202[1]	.158	.116	.068	.053
Net Realized and Unrealized Gain (Loss)
on Investments	(.301)	(.096)	.040	.031	.074	(.048)
Total from Investment Operations	(.170)	.106	.198	.147	.142	.005
Distributions
Dividends from Net Investment Income	(.130)	(.193)	(.160)	(.116)	(.066)	(.053)
Distributions from Realized Capital Gains	—	(.003)	(.008)	(.011)	(.016)	(.032)
Total Distributions	(.130)	(.196)	(.168)	(.127)	(.082)	(.085)
Net Asset Value, End of Period	$19.99	$20.29	$20.38	$20.35	$20.33	$20.27

Total Return[2]	-0.84%	0.53%	0.98%	0.72%	0.70%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$671	$507	$364	$221	$126	$53
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.31%	1.01%	0.80%	0.59%	0.34%	0.26%
Portfolio Turnover Rate [3]	72%	60%	73%	64%	64%	73%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.49	$25.60	$25.57	$25.54	$25.47	$25.57
Investment Operations
Net Investment Income	.166[1]	. 260[1]	. 207.156		.095	.075
Net Realized and Unrealized Gain (Loss)
on Investments	(.381)	(.117)	.042	.043	.088	(.059)
Total from Investment Operations	(.215)	.143	.249	.199	.183	.016
Distributions
Dividends from Net Investment Income	(.165)	(.249)	(.209)	(.155)	(.093)	(.075)
Distributions from Realized Capital Gains	—	(.004)	(.010)	(.014)	(.020)	(.041)
Total Distributions	(.165)	(.253)	(.219)	(.169)	(.113)	(.116)
Net Asset Value, End of Period	$25.11	$25.49	$25.60	$25.57	$25.54	$25.47

Total Return	-0.85%	0.56%	0.98%	0.78%	0.72%	0.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$234	$208	$92	$67	$49	$17
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.03%	0.82%	0.62%	0.37%	0.29%
Portfolio Turnover Rate[2]	72%	60%	73%	64%	64%	73%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Short-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund changed its name from Vanguard Short-Term Government Bond Index Fund to Vanguard Short-Term Treasury Index Fund in December 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

Short-Term Treasury Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $143,000, representing 0.00% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2018, custodian fee offset arrangements reduced the fund’s expenses by $3,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Short-Term Treasury Index Fund

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government Obligations	—	2,904,588	—
Temporary Cash Investments	13,799	—	—
Total	13,799	2,904,588	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $331,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $1,686,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $2,953,898,000. Net unrealized depreciation of investment securities for tax purposes was $35,511,000, consisting of unrealized gains of $14,000 on securities that had risen in value since their purchase and $35,525,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended February 28, 2018, the fund purchased $1,548,369,000 of investment securities and sold $1,136,418,000 of investment securities, other than temporary cash investments. Purchases and sales include $282,490,000 and $68,118,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $0 and $237,666,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

Short-Term Treasury Index Fund

G. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	286,797	4,750	969,314	15,950
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(69,362)	(1,150)	(42,604)	(700)
Net Increase (Decrease)—ETF Shares	217,435	3,600	926,710	15,250
Admiral Shares
Issued	305,965	15,219	338,355	16,679
Issued in Lieu of Cash Distributions	2,865	143	3,318	164
Redeemed	(136,266)	(6,773)	(197,460)	(9,736)
Net Increase (Decrease)—Admiral Shares	172,564	8,589	144,213	7,107
Institutional Shares
Issued	68,784	2,725	149,457	5,851
Issued in Lieu of Cash Distributions	904	36	1,182	46
Redeemed	(40,051)	(1,576)	(33,902)	(1,331)
Net Increase (Decrease)—Institutional Shares	29,637	1,185	116,737	4,566

H. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Intermediate-Term Treasury Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGIT	VSIGX	VIIGX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	2.58%	2.58%	2.60%

Financial Attributes

		Spliced
		Bloomberg
		Barclays
		U.S.	Bloomberg
		Treasury	Barclays
		3–10 Year	Aggregate
	Fund	Index	FA Index
Number of Bonds	111	115	9,791
Yield to Maturity
(before expenses)	2.7%	2.7%	3.1%
Average Coupon	2.0%	2.1%	3.0%
Average Duration	5.2 years	5.2 years	6.2 years
Average Effective
Maturity	5.6 years	5.6 years	8.4 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
U.S. Treasury	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Spliced
	Bloomberg
	Barclays
	U.S.	Bloomberg
	Treasury	Barclays
	3–10 Year	Aggregate
	Index	FA Index
R-Squared	1.00	0.83
Beta	1.03	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
3 - 5 Years	49.4
5 - 10 Years	50.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Intermediate-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 28, 2018
		Spliced
		Bloomberg
		Barclays U.S.
		Treasury 3–10
	ETF Shares Net Asset Value	Year Index
Fiscal Year	Total Returns	Total Returns
2010	7.65%	7.76%
2011	5.30	5.53
2012	4.50	4.51
2013	-3.18	-2.99
2014	3.54	3.54
2015	2.67	2.86
2016	4.37	4.47
2017	-0.21	-0.22
2018	-3.25	-3.22
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		1.63%	1.19%			2.82%
Net Asset Value		1.59	1.14			2.81
Admiral Shares	8/4/2010	1.63	1.15	1.66%	0.67%	2.33
Institutional Shares	3/19/2010	1.60	1.17	1.72	1.24	2.96

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government Obligations (99.7%)
U. S. Government Securities (99.7%)
United States Treasury Note/Bond	1.250%	3/31/21	40,180	38,755
United States Treasury Note/Bond	2.250%	3/31/21	12,175	12,105
United States Treasury Note/Bond	1.375%	4/30/21	16,620	16,072
United States Treasury Note/Bond	2.250%	4/30/21	4,000	3,975
United States Treasury Note/Bond	3.125%	5/15/21	55,317	56,423
United States Treasury Note/Bond	8.125%	5/15/21	1,340	1,573
United States Treasury Note/Bond	1.375%	5/31/21	41,325	39,904
United States Treasury Note/Bond	2.000%	5/31/21	34,810	34,293
United States Treasury Note/Bond	1.125%	6/30/21	16,150	15,448
United States Treasury Note/Bond	2.125%	6/30/21	46,555	46,017
United States Treasury Note/Bond	1.125%	7/31/21	15,490	14,793
United States Treasury Note/Bond	2.250%	7/31/21	6,200	6,148
United States Treasury Note/Bond	2.125%	8/15/21	58,062	57,318
United States Treasury Note/Bond	8.125%	8/15/21	1,775	2,106
United States Treasury Note/Bond	1.125%	8/31/21	19,628	18,714
United States Treasury Note/Bond	2.000%	8/31/21	21,325	20,955
United States Treasury Note/Bond	1.125%	9/30/21	37,650	35,856
United States Treasury Note/Bond	2.125%	9/30/21	50,760	50,062
United States Treasury Note/Bond	1.250%	10/31/21	12,750	12,180
United States Treasury Note/Bond	2.000%	10/31/21	60,715	59,577
United States Treasury Note/Bond	2.000%	11/15/21	6,013	5,901
United States Treasury Note/Bond	1.750%	11/30/21	11,327	11,007
United States Treasury Note/Bond	1.875%	11/30/21	26,960	26,328
United States Treasury Note/Bond	2.000%	12/31/21	20,385	19,971
United States Treasury Note/Bond	2.125%	12/31/21	25,375	24,987
United States Treasury Note/Bond	1.500%	1/31/22	21,519	20,668
United States Treasury Note/Bond	1.875%	1/31/22	13,500	13,154
United States Treasury Note/Bond	2.000%	2/15/22	31,394	30,742
United States Treasury Note/Bond	1.750%	2/28/22	13,346	12,931
United States Treasury Note/Bond	1.875%	2/28/22	27,300	26,575
United States Treasury Note/Bond	1.750%	3/31/22	14,606	14,140
United States Treasury Note/Bond	1.875%	3/31/22	45,500	44,256
United States Treasury Note/Bond	1.750%	4/30/22	8,500	8,220
United States Treasury Note/Bond	1.875%	4/30/22	15,000	14,576
United States Treasury Note/Bond	1.750%	5/15/22	5,000	4,834
United States Treasury Note/Bond	1.750%	5/31/22	59,440	57,416

Intermediate-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.875%	5/31/22	11,375	11,053
United States Treasury Note/Bond	1.750%	6/30/22	6,250	6,032
United States Treasury Note/Bond	2.125%	6/30/22	14,650	14,368
United States Treasury Note/Bond	1.875%	7/31/22	28,225	27,352
United States Treasury Note/Bond	2.000%	7/31/22	46,920	45,755
United States Treasury Note/Bond	1.625%	8/15/22	3,627	3,477
United States Treasury Note/Bond	7.250%	8/15/22	975	1,167
United States Treasury Note/Bond	1.625%	8/31/22	30,990	29,688
United States Treasury Note/Bond	1.875%	8/31/22	16,398	15,886
United States Treasury Note/Bond	1.750%	9/30/22	21,763	20,943
United States Treasury Note/Bond	1.875%	9/30/22	25,515	24,690
United States Treasury Note/Bond	1.875%	10/31/22	7,300	7,061
United States Treasury Note/Bond	2.000%	10/31/22	25,070	24,373
United States Treasury Note/Bond	1.625%	11/15/22	56,310	53,811
United States Treasury Note/Bond	7.625%	11/15/22	2,075	2,536
United States Treasury Note/Bond	2.000%	11/30/22	83,650	81,271
United States Treasury Note/Bond	2.125%	12/31/22	43,310	42,295
United States Treasury Note/Bond	1.750%	1/31/23	30,500	29,242
United States Treasury Note/Bond	2.375%	1/31/23	33,680	33,259
United States Treasury Note/Bond	2.000%	2/15/23	34,100	33,072
United States Treasury Note/Bond	7.125%	2/15/23	2,590	3,128
United States Treasury Note/Bond	1.500%	2/28/23	45,190	42,747
United States Treasury Note/Bond	2.625%	2/28/23	33,000	32,964
United States Treasury Note/Bond	1.500%	3/31/23	39,620	37,441
United States Treasury Note/Bond	1.625%	4/30/23	16,430	15,603
United States Treasury Note/Bond	1.750%	5/15/23	41,015	39,169
United States Treasury Note/Bond	1.625%	5/31/23	27,205	25,806
United States Treasury Note/Bond	1.375%	6/30/23	31,935	29,869
United States Treasury Note/Bond	1.250%	7/31/23	16,725	15,512
United States Treasury Note/Bond	2.500%	8/15/23	11,495	11,384
United States Treasury Note/Bond	6.250%	8/15/23	1,725	2,037
United States Treasury Note/Bond	1.375%	8/31/23	18,975	17,697
United States Treasury Note/Bond	1.375%	9/30/23	20,600	19,187
United States Treasury Note/Bond	1.625%	10/31/23	28,045	26,454
United States Treasury Note/Bond	2.750%	11/15/23	11,995	12,021
United States Treasury Note/Bond	2.125%	11/30/23	14,360	13,909
United States Treasury Note/Bond	2.250%	12/31/23	19,200	18,708
United States Treasury Note/Bond	2.250%	1/31/24	8,500	8,274
United States Treasury Note/Bond	2.750%	2/15/24	64,890	64,951
United States Treasury Note/Bond	2.125%	2/29/24	42,440	40,988
United States Treasury Note/Bond	2.125%	3/31/24	19,000	18,335
United States Treasury Note/Bond	2.000%	4/30/24	10,200	9,765
United States Treasury Note/Bond	2.500%	5/15/24	53,175	52,402
United States Treasury Note/Bond	2.000%	5/31/24	30,100	28,788
United States Treasury Note/Bond	2.000%	6/30/24	28,400	27,140
United States Treasury Note/Bond	2.125%	7/31/24	26,500	25,498
United States Treasury Note/Bond	2.375%	8/15/24	73,140	71,415
United States Treasury Note/Bond	1.875%	8/31/24	16,020	15,174
United States Treasury Note/Bond	2.125%	9/30/24	22,128	21,250
United States Treasury Note/Bond	2.250%	10/31/24	20,595	19,919
United States Treasury Note/Bond	2.250%	11/15/24	36,416	35,198
United States Treasury Note/Bond	7.500%	11/15/24	340	439
United States Treasury Note/Bond	2.125%	11/30/24	48,360	46,373
United States Treasury Note/Bond	2.250%	12/31/24	29,130	28,142

Intermediate-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.500%	1/31/25	26,550	26,056
United States Treasury Note/Bond	2.000%	2/15/25	66,148	62,769
United States Treasury Note/Bond	7.625%	2/15/25	300	392
United States Treasury Note/Bond	2.750%	2/28/25	29,500	29,408
United States Treasury Note/Bond	2.125%	5/15/25	60,510	57,787
United States Treasury Note/Bond	2.000%	8/15/25	30,840	29,134
United States Treasury Note/Bond	6.875%	8/15/25	1,150	1,466
United States Treasury Note/Bond	2.250%	11/15/25	61,585	59,093
United States Treasury Note/Bond	1.625%	2/15/26	38,755	35,382
United States Treasury Note/Bond	1.625%	5/15/26	38,590	35,117
United States Treasury Note/Bond	1.500%	8/15/26	61,840	55,501
United States Treasury Note/Bond	2.000%	11/15/26	41,327	38,544
United States Treasury Note/Bond	6.500%	11/15/26	3,000	3,845
United States Treasury Note/Bond	2.250%	2/15/27	60,335	57,337
United States Treasury Note/Bond	2.375%	5/15/27	57,830	55,472
United States Treasury Note/Bond	2.250%	8/15/27	55,070	52,179
United States Treasury Note/Bond	6.375%	8/15/27	3,000	3,874
United States Treasury Note/Bond	2.250%	11/15/27	54,365	51,434
United States Treasury Note/Bond	6.125%	11/15/27	7,000	8,926
United States Treasury Note/Bond	2.750%	2/15/28	20,700	20,490
Total U.S. Government Obligations (Cost $3,056,936)				2,947,204

			Shares
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
1 Vanguard Market Liquidity Fund
(Cost $10,921)	1.601%		109,212	10,920
Total Investments (100.1%) (Cost $3,067,857)				2,958,124

				Amount
				($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard				153
Receivables for Investment Securities Sold				68,977
Receivables for Accrued Income				12,466
Receivables for Capital Shares Issued				9,352
Total Other Assets				90,948
Liabilities
Payables for Investment Securities Purchased				(91,512)
Payables for Capital Shares Redeemed				(1,123)
Payables for Distributions				(230)
Payables to Vanguard				(437)
Other Liabilities				(879)
Total Liabilities				(94,181)
Net Assets (100%)				2,954,891

Intermediate-Term Treasury Index Fund

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	3,072,146
Undistributed Net Investment Income	2,412
Accumulated Net Realized Losses	(9,934)
Unrealized Appreciation (Depreciation)	(109,733)
Net Assets	2,954,891

ETF Shares—Net Assets
Applicable to 26,751,191 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,674,929
Net Asset Value Per Share—ETF Shares	$62.61

Admiral Shares—Net Assets
Applicable to 46,812,512 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	988,709
Net Asset Value Per Share—Admiral Shares	$21.12

Institutional Shares—Net Assets
Applicable to 11,111,928 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	291,253
Net Asset Value Per Share—Institutional Shares	$26.21

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Interest[1]	25,304
Total Income	25,304
Expenses
The Vanguard Group—Note B
Investment Advisory Services	54
Management and Administrative—ETF Shares	289
Management and Administrative—Admiral Shares	246
Management and Administrative—Institutional Shares	63
Marketing and Distribution—ETF Shares	47
Marketing and Distribution—Admiral Shares	35
Marketing and Distribution—Institutional Shares	4
Custodian Fees	5
Shareholders’ Reports and Proxy—ETF Shares	159
Shareholders’ Reports and Proxy—Admiral Shares	16
Shareholders’ Reports and Proxy—Institutional Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	920
Net Investment Income	24,384
Realized Net Gain (Loss) on Investment Securities Sold[1]	(7,192)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(108,648)
Net Increase (Decrease) in Net Assets Resulting from Operations	(91,456)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $36,000, ($1,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,384	34,849
Realized Net Gain (Loss)	(7,192)	(148)
Change in Unrealized Appreciation (Depreciation)	(108,648)	(32,895)
Net Increase (Decrease) in Net Assets Resulting from Operations	(91,456)	1,806
Distributions
Net Investment Income
ETF Shares	(13,310)	(16,506)
Admiral Shares	(8,228)	(11,627)
Institutional Shares	(2,650)	(5,744)
Realized Capital Gain[1]
ETF Shares	—	(1,196)
Admiral Shares	—	(889)
Institutional Shares	—	(450)
Total Distributions	(24,188)	(36,412)
Capital Share Transactions
ETF Shares	410,543	435,675
Admiral Shares	153,145	176,741
Institutional Shares	(31,969)	70,683
Net Increase (Decrease) from Capital Share Transactions	531,719	683,099
Total Increase (Decrease)	416,075	648,493
Net Assets
Beginning of Period	2,538,816	1,890,323
End of Period[2]	2,954,891	2,538,816

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $418,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,412,000 and $2,216,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$65.29	$66.54	$64.80	$64.14	$62.96	$66.58
Investment Operations
Net Investment Income	. 570[1]	1.043[1]	1.035	1.054	.920	.861
Net Realized and Unrealized Gain (Loss)
on Investments	(2.680)	(1.201)	1.770	.649	1.292	(2.940)
Total from Investment Operations	(2.110)	(.158)	2.805	1.703	2.212	(2.079)
Distributions
Dividends from Net Investment Income	(.570)	(1.011)	(1.038)	(1.043)	(.843)	(.861)
Distributions from Realized Capital Gains	—	(.081)	(.027)	—	(.189)	(.680)
Total Distributions	(.570)	(1.092)	(1.065)	(1.043)	(1.032)	(1.541)
Net Asset Value, End of Period	$62.61	$65.29	$66.54	$64.80	$64.14	$62.96

Total Return	-3.25%	-0.21%	4.37%	2.67%	3.54%	-3.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,675	$1,329	$908	$360	$164	$123
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.61%	1.61%	1.67%	1.50%	1.32%
Portfolio Turnover Rate[2]	32%	32%	37%	35%	43%	54%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$22.03	$22.45	$21.86	$21.64	$21.27	$22.50
Investment Operations
Net Investment Income	.192[1]	.351[1]	.349	.355	.317	.292
Net Realized and Unrealized Gain (Loss)
on Investments	(.909)	(.400)	.601	.220	.432	(1.000)
Total from Investment Operations	(.717)	(.049)	.950	.575	.749	(.708)
Distributions
Dividends from Net Investment Income	(.193)	(.344)	(.351)	(.355)	(.315)	(.292)
Distributions from Realized Capital Gains	—	(.027)	(.009)	—	(.064)	(.230)
Total Distributions	(.193)	(.371)	(.360)	(.355)	(.379)	(.522)
Net Asset Value, End of Period	$21.12	$22.03	$22.45	$21.86	$21.64	$21.27

Total Return[2]	-3.27%	-0.19%	4.38%	2.67%	3.55%	-3.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$989	$874	$710	$358	$232	$95
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.61%	1.61%	1.67%	1.50%	1.32%
Portfolio Turnover Rate [3]	32%	32%	37%	35%	43%	54%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$27.33	$27.86	$27.12	$26.85	$26.39	$27.91
Investment Operations
Net Investment Income	. 241[1]	.441[1]	.437	.447	.400	.368
Net Realized and Unrealized Gain (Loss)
on Investments	(1.120)	(.507)	.752	.271	.536	(1.235)
Total from Investment Operations	(.879)	(.066)	1.189	.718	.936	(.867)
Distributions
Dividends from Net Investment Income	(.241)	(.430)	(.438)	(.448)	(.397)	(.368)
Distributions from Realized Capital Gains	—	(.034)	(.011)	—	(.079)	(.285)
Total Distributions	(.241)	(.464)	(.449)	(.448)	(.476)	(.653)
Net Asset Value, End of Period	$26.21	$27.33	$27.86	$27.12	$26.85	$26.39

Total Return	-3.23%	-0.21%	4.42%	2.69%	3.58%	-3.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$291	$336	$272	$208	$54	$59
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.82%	1.63%	1.63%	1.70%	1.53%	1.35%
Portfolio Turnover Rate[2]	32%	32%	37%	35%	43%	54%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund changed its name from Vanguard Intermediate-Term Government Bond Index Fund to Vanguard Intermediate-Term Treasury Index Fund in December 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

Intermediate-Term Treasury Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $153,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government Obligations	—	2,947,204	—
Temporary Cash Investments	10,920	—	—
Total	10,920	2,947,204	—

Intermediate-Term Treasury Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $214,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $2,942,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $3,067,857,000. Net unrealized depreciation of investment securities for tax purposes was $109,733,000, consisting of unrealized gains of $40,000 on securities that had risen in value since their purchase and $109,773,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $1,058,989,000 of investment securities and sold $518,868,000 of investment securities, other than temporary cash investments. Purchases and sales include $460,316,000 and $53,391,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such sales were $113,450,000; this amount is included in the sale of investment securities noted above.

Intermediate-Term Treasury Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	464,446	7,250	610,836	9,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(53,903)	(850)	(175,161)	(2,700)
Net Increase (Decrease)—ETF Shares	410,543	6,400	435,675	6,700
Admiral Shares
Issued	291,475	13,532	453,636	20,733
Issued in Lieu of Cash Distributions	7,141	332	10,936	501
Redeemed	(145,471)	(6,747)	(287,831)	(13,186)
Net Increase (Decrease)—Admiral Shares	153,145	7,117	176,741	8,048
Institutional Shares
Issued	31,114	1,168	200,088	7,293
Issued in Lieu of Cash Distributions	2,466	92	5,268	194
Redeemed	(65,549)	(2,428)	(134,673)	(4,958)
Net Increase (Decrease)—Institutional Shares	(31,969)	(1,168)	70,683	2,529

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Long-Term Treasury Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGLT	VLGSX	VLGIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	3.04%	3.04%	3.06%

Financial Attributes

		Spliced
		Bloomberg
		Barclays	Bloomberg
		U.S. Long	Barclays
		Treasury	Aggregate
	Fund	Index	FA Index
Number of Bonds	49	47	9,791
Yield to Maturity
(before expenses)	3.1%	3.1%	3.1%
Average Coupon	3.3%	3.3%	3.0%
Average Duration	17.2 years	17.2 years	6.2 years
Average Effective
Maturity	25.1 years	25.1 years	8.4 years
Short-Term
Reserves	0.9%	—	—

Sector Diversification (% of portfolio)
U.S. Treasury	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Spliced
	Bloomberg
	Barclays	Bloomberg
	U.S. Long	Barclays
	Treasury	Aggregate
	Index	FA Index
R-Squared	0.99	0.87
Beta	1.04	3.20

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
10 - 20 Years	7.5%
20 - 30 Years	92.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Long-Term Treasury Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 28, 2018
		Spliced
		Bloomberg
		Barclays U.S.
		Long Treasury
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	16.21%	16.12%
2011	4.63	5.11
2012	19.06	18.68
2013	-13.13	-12.46
2014	14.65	14.15
2015	4.44	5.05
2016	16.96	16.59
2017	-5.63	-5.61
2018	-5.98	-5.98
For a benchmark description, see the Glossary.
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		8.76%	3.51%			6.48%
Net Asset Value		8.66	3.46			6.47
Admiral Shares	3/1/2010	8.69	3.46	3.10%	3.79%	6.89
Institutional Shares	7/30/2010	8.67	3.48	3.07	2.87	5.94

See Financial Highlights for dividend and capital gains information.

Long-Term Treasury Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government Obligations (99.5%)
U. S. Government Securities (99.5%)
United States Treasury Note/Bond	5.500%	8/15/28	4,159	5,135
United States Treasury Note/Bond	5.250%	11/15/28	9,149	11,127
United States Treasury Note/Bond	5.250%	2/15/29	6,977	8,514
United States Treasury Note/Bond	6.125%	8/15/29	4,800	6,305
United States Treasury Note/Bond	6.250%	5/15/30	12,463	16,722
United States Treasury Note/Bond	5.375%	2/15/31	22,795	28,828
United States Treasury Note/Bond	4.500%	2/15/36	7,997	9,694
United States Treasury Note/Bond	4.750%	2/15/37	6,721	8,431
United States Treasury Note/Bond	5.000%	5/15/37	4,555	5,884
United States Treasury Note/Bond	4.375%	2/15/38	5,489	6,607
United States Treasury Note/Bond	4.500%	5/15/38	7,760	9,501
United States Treasury Note/Bond	3.500%	2/15/39	15,201	16,289
United States Treasury Note/Bond	4.250%	5/15/39	22,192	26,370
United States Treasury Note/Bond	4.500%	8/15/39	16,914	20,783
United States Treasury Note/Bond	4.375%	11/15/39	18,831	22,777
United States Treasury Note/Bond	4.625%	2/15/40	25,895	32,377
United States Treasury Note/Bond	4.375%	5/15/40	22,476	27,224
United States Treasury Note/Bond	3.875%	8/15/40	16,708	18,890
United States Treasury Note/Bond	4.250%	11/15/40	19,300	23,009
United States Treasury Note/Bond	4.750%	2/15/41	22,268	28,402
United States Treasury Note/Bond	4.375%	5/15/41	20,610	25,035
United States Treasury Note/Bond	3.750%	8/15/41	25,988	28,875
United States Treasury Note/Bond	3.125%	11/15/41	17,431	17,532
United States Treasury Note/Bond	3.125%	2/15/42	20,606	20,722
United States Treasury Note/Bond	3.000%	5/15/42	18,197	17,907
United States Treasury Note/Bond	2.750%	8/15/42	37,854	35,571
United States Treasury Note/Bond	2.750%	11/15/42	43,929	41,225
United States Treasury Note/Bond	3.125%	2/15/43	33,284	33,383
United States Treasury Note/Bond	2.875%	5/15/43	49,941	47,865
United States Treasury Note/Bond	3.625%	8/15/43	41,347	45,055
United States Treasury Note/Bond	3.750%	11/15/43	43,138	47,971
United States Treasury Note/Bond	3.625%	2/15/44	49,541	54,008
United States Treasury Note/Bond	3.375%	5/15/44	44,753	46,795
United States Treasury Note/Bond	3.125%	8/15/44	53,513	53,555
United States Treasury Note/Bond	3.000%	11/15/44	38,015	37,171
United States Treasury Note/Bond	2.500%	2/15/45	37,064	32,825

Long-Term Treasury Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.000%	5/15/45	42,133	41,172
United States Treasury Note/Bond	2.875%	8/15/45	56,665	54,027
United States Treasury Note/Bond	3.000%	11/15/45	57,806	56,442
United States Treasury Note/Bond	2.500%	2/15/46	56,157	49,549
United States Treasury Note/Bond	2.500%	5/15/46	46,962	41,393
United States Treasury Note/Bond	2.250%	8/15/46	35,756	29,828
United States Treasury Note/Bond	2.875%	11/15/46	45,837	43,610
United States Treasury Note/Bond	3.000%	2/15/47	45,063	43,944
United States Treasury Note/Bond	3.000%	5/15/47	59,225	57,726
United States Treasury Note/Bond	2.750%	8/15/47	50,444	46,732
United States Treasury Note/Bond	2.750%	11/15/47	46,668	43,240
United States Treasury Note/Bond	3.000%	2/15/48	17,300	16,876
Total U.S. Government Obligations (Cost $1,542,945)			1,442,903

			Shares
Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)
1 Vanguard Market Liquidity Fund
(Cost $12,785)	1.601%		127,850	12,784
Total Investments (100.4%) (Cost $1,555,730)				1,455,687

				Amount
				($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard				81
Receivables for Investment Securities Sold				4,868
Receivables for Accrued Income				7,654
Receivables for Capital Shares Issued				653
Total Other Assets				13,256
Liabilities
Payables for Investment Securities Purchased				(17,153)
Payables for Capital Shares Redeemed				(1,870)
Payables for Distributions				(171)
Payables to Vanguard				(271)
Total Liabilities				(19,465)
Net Assets (100%)				1,449,478

Long-Term Treasury Index Fund

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,572,350
Undistributed Net Investment Income	1,243
Accumulated Net Realized Losses	(24,072)
Unrealized Appreciation (Depreciation)	(100,043)
Net Assets	1,449,478

ETF Shares—Net Assets
Applicable to 8,467,292 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	618,897
Net Asset Value Per Share—ETF Shares	$73.09

Admiral Shares—Net Assets
Applicable to 20,631,953 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	506,321
Net Asset Value Per Share—Admiral Shares	$24.54

Institutional Shares—Net Assets
Applicable to 10,410,729 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	324,260
Net Asset Value Per Share—Institutional Shares	$31.15

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Interest[1]	18,556
Total Income	18,556
Expenses
The Vanguard Group—Note B
Investment Advisory Services	28
Management and Administrative—ETF Shares	138
Management and Administrative—Admiral Shares	124
Management and Administrative—Institutional Shares	63
Marketing and Distribution—ETF Shares	19
Marketing and Distribution—Admiral Shares	19
Marketing and Distribution—Institutional Shares	4
Custodian Fees	3
Shareholders’ Reports and Proxy—ETF Shares	33
Shareholders’ Reports and Proxy—Admiral Shares	16
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	448
Net Investment Income	18,108
Realized Net Gain (Loss) on Investment Securities Sold[1]	(1,375)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(101,495)
Net Increase (Decrease) in Net Assets Resulting from Operations	(84,762)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $23,000, $4,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,108	27,249
Realized Net Gain (Loss)	(1,375)	(564)
Change in Unrealized Appreciation (Depreciation)	(101,495)	(82,295)
Net Increase (Decrease) in Net Assets Resulting from Operations	(84,762)	(55,610)
Distributions
Net Investment Income
ETF Shares	(7,740)	(13,190)
Admiral Shares	(6,388)	(9,591)
Institutional Shares	(4,034)	(4,367)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(18,162)	(27,148)
Capital Share Transactions
ETF Shares	115,559	20,982
Admiral Shares	75,741	118,161
Institutional Shares	131,175	83,424
Net Increase (Decrease) from Capital Share Transactions	322,475	222,567
Total Increase (Decrease)	219,551	139,809
Net Assets
Beginning of Period	1,229,927	1,090,118
End of Period[1]	1,449,478	1,229,927

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,243,000 and $1,297,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$78.76	$85.64	$75.13	$73.93	$66.33	$78.69
Investment Operations
Net Investment Income	1.007[1]	2.006[1]	2.021	2.073	2.100	2.055
Net Realized and Unrealized Gain (Loss)
on Investments	(5.671)	(6.905)	10.511	1.206	7.429	(12.216)
Total from Investment Operations	(4.664)	(4.899)	12.532	3.279	9.529	(10.161)
Distributions
Dividends from Net Investment Income	(1.006)	(1.981)	(2.022)	(2.079)	(1.929)	(2.056)
Distributions from Realized Capital Gains	—	—	—	—	—	(.143)
Total Distributions	(1.006)	(1.981)	(2.022)	(2.079)	(1.929)	(2.199)
Net Asset Value, End of Period	$73.09	$78.76	$85.64	$75.13	$73.93	$66.33

Total Return	-5.98%	-5.63%	16.96%	4.44%	14.65%	-13.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$619	$549	$578	$252	$107	$63
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.62%	2.58%	2.76%	3.17%	2.80%
Portfolio Turnover Rate[2]	15%	19%	18%	24%	23%	54%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.44	$28.75	$25.21	$24.81	$22.32	$26.48
Investment Operations
Net Investment Income	. 339[1]	. 676[1]	.679	.698	.711	.693
Net Realized and Unrealized Gain (Loss)
on Investments	(1.907)	(2.319)	3.540	.399	2.491	(4.112)
Total from Investment Operations	(1.568)	(1.643)	4.219	1.097	3.202	(3.419)
Distributions
Dividends from Net Investment Income	(.332)	(.667)	(.679)	(.697)	(.712)	(.693)
Distributions from Realized Capital Gains	—	—	—	—	—	(.048)
Total Distributions	(.332)	(.667)	(.679)	(.697)	(.712)	(.741)
Net Asset Value, End of Period	$24.54	$26.44	$28.75	$25.21	$24.81	$22.32

Total Return[2]	-5.97%	-5.62%	16.97%	4.40%	14.63%	-13.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$506	$468	$374	$130	$44	$6
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.62%	2.58%	2.76%	3.17%	2.80%
Portfolio Turnover Rate [3]	15%	19%	18%	24%	23%	54%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$33.56	$36.49	$32.00	$31.48	$28.32	$33.60
Investment Operations
Net Investment Income	. 433[1]	.865[1]	.868	.896	.910	.890
Net Realized and Unrealized Gain (Loss)
on Investments	(2.419)	(2.942)	4.492	.517	3.161	(5.219)
Total from Investment Operations	(1.986)	(2.077)	5.360	1.413	4.071	(4.329)
Distributions
Dividends from Net Investment Income	(.424)	(.853)	(.870)	(.893)	(.911)	(.890)
Distributions from Realized Capital Gains	—	—	—	—	—	(.061)
Total Distributions	(.424)	(.853)	(.870)	(.893)	(.911)	(.951)
Net Asset Value, End of Period	$31.15	$33.56	$36.49	$32.00	$31.48	$28.32

Total Return	-5.96%	-5.60%	16.99%	4.47%	14.66%	-13.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$324	$213	$138	$154	$95	$37
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.67%	2.64%	2.60%	2.79%	3.20%	2.83%
Portfolio Turnover Rate[2]	15%	19%	18%	24%	23%	54%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Treasury Index Fund

Notes to Financial Statements

Vanguard Long-Term Treasury Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund changed its name from Vanguard Long-Term Government Bond Index Fund to Vanguard Long-Term Treasury Index Fund in December 2017.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

Long-Term Treasury Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $81,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

Long-Term Treasury Index Fund

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government Obligations	—	1,442,903	—
Temporary Cash Investments	12,784	—	—
Total	12,784	1,442,903	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $95,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $22,792,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $1,555,730,000. Net unrealized depreciation of investment securities for tax purposes was $100,043,000, consisting of unrealized gains of $33,000 on securities that had risen in value since their purchase and $100,076,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $577,081,000 of investment securities and sold $251,702,000 of investment securities, other than temporary cash investments. Purchases and sales include $236,302,000 and $121,914,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such sales were $52,117,000; this amount is included in the sale of investment securities noted above.

Long-Term Treasury Index Fund

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	238,989	3,151	494,338	6,411
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(123,430)	(1,650)	(473,356)	(6,200)
Net Increase (Decrease)—ETF Shares	115,559	1,501	20,982	211
Admiral Shares
Issued	143,158	5,562	322,560	12,713
Issued in Lieu of Cash Distributions	5,382	211	8,434	327
Redeemed	(72,799)	(2,839)	(212,833)	(8,355)
Net Increase (Decrease)—Admiral Shares	75,741	2,934	118,161	4,685
Institutional Shares
Issued	145,341	4,491	96,263	2,986
Issued in Lieu of Cash Distributions	4,034	125	4,367	134
Redeemed	(18,200)	(564)	(17,206)	(530)
Net Increase (Decrease)—Institutional Shares	131,175	4,052	83,424	2,590

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Short-Term Corporate Bond Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCSH	VSCSX	VSTBX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	2.87%	2.87%	2.89%

Financial Attributes

		Bloomberg
		Barclays
		U.S. 1–5	Bloomberg
		Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	2,158	2,137	9,791
Yield to Maturity
(before expenses)	3.1%	3.1%	3.1%
Average Coupon	3.2%	3.3%	3.0%
Average Duration	2.8 years	2.8 years	6.2 years
Average Effective
Maturity	3.0 years	3.0 years	8.4 years
Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of portfolio)
Finance	41.7%
Industrial	53.9
Utilities	4.3
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays
	U.S. 1–5	Bloomberg
	Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.74
Beta	1.00	0.45

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.5%
1 - 3 Years	50.3
3 - 5 Years	49.1
5 - 10 Years	0.1

Distribution by Credit Quality (% of portfolio)
Aaa	1.3
Aa	11.5
A	45.0
Baa	42.2

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 28, 2018
		Bloomberg
		Barclays U.S.
		1–5 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	5.34%	5.61%
2011	2.94	3.45
2012	4.68	4.81
2013	1.03	1.29
2014	3.50	3.67
2015	0.96	1.03
2016	3.71	3.78
2017	1.84	2.03
2018	-1.02	-1.02
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		2.21%	1.85%			2.91%
Net Asset Value		2.45	1.93			2.92
Admiral Shares	11/18/2010	2.46	1.93	2.12%	0.37%	2.49
Institutional Shares	11/19/2009	2.48	1.95	2.16	0.79	2.95

See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 28, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities †					39,138	0.2%
Total U.S. Government and Agency Obligations (Cost $39,199)					39,138	0.2%
Corporate Bonds
Finance
	Banking
	American Express Co.	2.200%–8.125%	5/20/19–2/27/23	91,211	89,275	0.3%
	American Express
	Credit Corp.	1.700%–2.700%	3/18/19–3/3/22	182,066	179,905	0.7%
[1,2]	Bank of America Corp.	3.004%	12/20/23	99,593	97,493	0.4%
	Bank of America Corp.	3.300%	1/11/23	44,546	44,391	0.2%
2	Bank of America Corp.	2.369%	7/21/21	42,400	41,773	0.1%
2	Bank of America Corp.	2.151%–5.875%	3/15/19–3/5/24	380,592	375,021	1.4%
	Citibank NA	1.850%–2.850%	3/20/19–2/12/21	116,675	115,022	0.4%
	Citigroup Inc.	2.900%	12/8/21	43,271	42,683	0.2%
2	Citigroup Inc.	2.050%–8.500%	4/8/19–7/24/23	380,957	378,977	1.4%
	Credit Suisse AG	2.300%	5/28/19	43,371	43,129	0.2%
	Deutsche Bank AG	4.250%	10/14/21	45,370	46,245	0.2%
	Goldman Sachs Group Inc.	5.750%	1/24/22	64,791	70,255	0.3%
	Goldman Sachs Group Inc.	3.000%	4/26/22	58,450	57,588	0.2%
	Goldman Sachs Group Inc.	5.250%	7/27/21	44,671	47,578	0.2%
	Goldman Sachs Group Inc.	2.300%	12/13/19	41,810	41,458	0.1%
2	Goldman Sachs Group
	Inc.	1.950%– 6.000%	4/25/19–7/24/23	397,780	396,048	1.5%
	HSBC Bank USA NA	4.875%	8/24/20	12,601	13,109	0.1%
	HSBC Holdings plc	2.650%	1/5/22	50,435	48,996	0.2%
2	HSBC Holdings plc	3.262%	3/13/23	43,662	43,342	0.2%
2	HSBC Holdings plc	2.950%–5.100%	3/8/21–11/22/23	136,624	139,391	0.5%
	HSBC USA Inc.	2.250%–5.000%	6/23/19–9/27/20	90,468	90,191	0.3%
	JPMorgan Chase & Co.	2.250%	1/23/20	54,270	53,722	0.2%
	JPMorgan Chase & Co.	4.500%	1/24/22	46,435	48,597	0.2%

Short-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	JPMorgan Chase & Co.	2.295%	8/15/21	49,711	48,370	0.2%
	JPMorgan Chase & Co.	2.550%	3/1/21	44,521	43,912	0.2%
	JPMorgan Chase & Co.	2.750%	6/23/20	43,798	43,675	0.2%
	JPMorgan Chase & Co.	4.250%	10/15/20	40,348	41,721	0.1%
2	JPMorgan Chase & Co.	1.850%– 6.300%	3/22/19–4/25/23	334,242	337,553	1.3%
2	JPMorgan Chase Bank
	NA	1.650%–2.604%	9/23/19–2/1/21	29,173	28,926	0.1%
	Morgan Stanley	2.750%	5/19/22	61,400	60,015	0.2%
	Morgan Stanley	2.650%	1/27/20	48,261	48,047	0.2%
	Morgan Stanley	5.625%	9/23/19	44,658	46,519	0.2%
	Morgan Stanley	2.625%	11/17/21	44,756	43,839	0.2%
	Morgan Stanley	2.500%	4/21/21	42,725	41,995	0.1%
	Morgan Stanley	2.375%–7.300%	5/13/19–2/25/23	270,043	278,263	1.1%
	UBS AG	2.375%	8/14/19	46,012	45,761	0.2%
	Wells Fargo & Co.	3.069%	1/24/23	53,627	52,758	0.2%
	Wells Fargo & Co.	2.625%	7/22/22	46,800	45,467	0.2%
	Wells Fargo & Co.	2.100%	7/26/21	43,541	42,057	0.1%
	Wells Fargo & Co.	2.125%–4.600%	4/22/19–2/13/23	266,841	266,165	1.0%
	Wells Fargo Bank NA	1.750%–2.600%	5/24/19–1/15/21	128,230	126,891	0.5%
[1,3]	Banking—Other †				4,727,160	18.1%
	Brokerage †				232,612	0.9%
	Finance Companies
	GE Capital International
	Funding Co. Unlimited Co.	2.342%	11/15/20	80,080	78,398	0.3%
	Finance Companies—Other †				279,412	1.1%
	Insurance †				847,264	3.3%
	Other Finance †				9,865	0.0%
	Real Estate Investment Trusts †				511,930	2.0%
					10,832,764	41.5%
Industrial
	Basic Industry †				680,734	2.6%
	Capital Goods
	General Electric Co.	2.700%	10/9/22	42,288	40,689	0.1%
	General Electric Co.	2.100%– 6.000%	8/7/19–1/9/23	168,389	172,708	0.7%
4	Capital Goods—Other †				1,148,947	4.4%
	Communication
	AT&T Inc.	2.300%–5.875%	3/11/19–2/17/23	302,857	304,615	1.1%
	Charter Communications
	Operating LLC / Charter
	Communications
	Operating Capital	4.464%	7/23/22	42,542	43,537	0.2%
	Verizon Communications Inc.	2.946%	3/15/22	43,979	43,463	0.2%
1	Communication—Other †				1,257,309	4.8%
	Consumer Cyclical
	Ford Motor Credit Co.
	LLC	1.897%–8.125%	3/12/19–9/20/22	285,623	286,799	1.1%
	Visa Inc.	2.200%	12/14/20	42,086	41,508	0.2%
1	Consumer Cyclical—Other †				1,672,578	6.4%
	Consumer Noncyclical
	Abbott Laboratories	2.900%	11/30/21	50,203	49,858	0.2%
	Abbott Laboratories	2.350%	11/22/19	46,580	46,355	0.2%
	AbbVie Inc.	2.500%	5/14/20	60,080	59,623	0.2%
	AbbVie Inc.	2.900%	11/6/22	42,427	41,500	0.2%
	Allergan Funding SCS	3.000%	3/12/20	49,180	49,127	0.2%

Short-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	6,406	6,555	0.0%
	Anheuser-Busch InBev
	Finance Inc.	3.300%	2/1/23	95,399	95,275	0.4%
	Anheuser-Busch InBev
	Finance Inc.	2.650%	2/1/21	94,965	94,108	0.4%
	Anheuser-Busch InBev
	Finance Inc.	2.625%	1/17/23	1,525	1,480	0.0%
	Anheuser-Busch InBev
	Worldwide Inc.	2.500%	7/15/22	45,735	44,386	0.2%
	Anheuser-Busch InBev
	Worldwide Inc.	5.375%	1/15/20	38,166	39,951	0.1%
	Anheuser-Busch InBev
	Worldwide Inc.	3.750%– 6.875%	11/15/19–1/15/22	62,984	65,285	0.2%
1	Anheuser-Busch North
	American Holding Corp.	3.750%	1/15/22	750	765	0.0%
	CVS Health Corp.	2.800%	7/20/20	41,384	41,049	0.1%
	Medtronic Inc.	2.500%	3/15/20	47,566	47,315	0.2%
	Medtronic Inc.	3.150%	3/15/22	40,913	40,930	0.1%
	Shire Acquisitions Investments
	Ireland DAC	1.900%	9/23/19	47,027	46,275	0.2%
1	Consumer Noncyclical—Other †				2,963,789	11.3%
	Energy
	Baker Hughes a GE Co. LLC	3.200%	8/15/21	7,983	8,005	0.0%
	Baker Hughes a GE Co. LLC /
	Baker Hughes Co-Obligor Inc.	2.773%	12/15/22	16,600	16,208	0.1%
	Energy—Other †				1,880,410	7.2%
	Other Industrial †				18,956	0.1%
	Technology
	Apple Inc.	1.100%–2.850%	5/6/19–2/23/23	360,100	354,542	1.4%
	Broadcom Corp. /
	Broadcom Cayman
	Finance Ltd.	3.000%	1/15/22	50,867	49,775	0.2%
1	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	4.420%	6/15/21	65,326	66,655	0.2%
1	Diamond 1 Finance Corp. /
	Diamond 2 Finance Corp.	3.480%	6/1/19	54,127	54,482	0.2%
	Hewlett Packard Enterprise
	Co.	3.600%	10/15/20	46,481	47,016	0.2%
	Oracle Corp.	1.900%	9/15/21	57,224	55,249	0.2%
1	Technology—Other †				1,643,617	6.3%
	Transportation †				347,621	1.3%
					13,969,049	53.4%
Utilities
[1,3]	Electric †				1,029,839	3.9%
	Natural Gas †				69,173	0.3%
					1,099,012	4.2%
Total Corporate Bonds (Cost $26,305,269)					25,900,825	99.1%
Taxable Municipal Bonds (Cost $9,644) †					9,529	0.0%

Short-Term Corporate Bond Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investment
Money Market Fund
5 Vanguard Market Liquidity Fund
(Cost $89,584)	1.601%	895,917	89,583	0.3%
Total Investments (Cost $26,443,696)			26,039,075	99.6%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			1,397
Receivables for Investment Securities Sold			98,860
Receivables for Accrued Income			216,708
Receivables for Capital Shares Issued			5,894
Variation Margin Receivable—Futures Contracts			1,059
Other Assets			2,637
Total Other Assets			326,555	1.2%
Liabilities
Payables for Investment Securities Purchased			(206,059)
Payables for Capital Shares Redeemed			(8,428)
Payables for Distributions			(1,835)
Payables to Vanguard			(4,885)
Variation Margin Payable—Futures Contracts			(204)
Total Liabilities			(221,411)	(0.8%)
Net Assets			26,144,219	100.0%

At February 28, 2018, net assets consisted of:
				Amount
				($000)
Paid-in Capital				26,520,541
Undistributed Net Investment Income				43,312
Accumulated Net Realized Losses				(15,013)
Unrealized Appreciation (Depreciation)				(404,621)
Net Assets				26,144,219

ETF Shares—Net Assets
Applicable to 269,039,645 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				21,121,401
Net Asset Value Per Share—ETF Shares				$78.51

Short-Term Corporate Bond Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 164,548,938 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,511,912
Net Asset Value Per Share—Admiral Shares	$21.34

Institutional Shares—Net Assets
Applicable to 57,830,328 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,510,906
Net Asset Value Per Share—Institutional Shares	$26.13

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, the aggregate value of these securities was $419,633,000, representing 1.6% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Certain securities are valued using significant unobservable inputs.
4 Securities with a value of $4,045,000 have been segregated as initial margin for recently closed futures contracts.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Interest[1]	320,635
Total Income	320,635
Expenses
The Vanguard Group—Note B
Investment Advisory Services	510
Management and Administrative—ETF Shares	5,564
Management and Administrative—Admiral Shares	928
Management and Administrative—Institutional Shares	336
Marketing and Distribution—ETF Shares	597
Marketing and Distribution—Admiral Shares	129
Marketing and Distribution—Institutional Shares	19
Custodian Fees	68
Shareholders’ Reports and Proxy—ETF Shares	830
Shareholders’ Reports and Proxy—Admiral Shares	37
Shareholders’ Reports and Proxy—Institutional Shares	1
Trustees’ Fees and Expenses	8
Total Expenses	9,027
Net Investment Income	311,608
Realized Net Gain (Loss)
Investment Securities Sold[1]	(10,194)
Futures Contracts	2,802
Realized Net Gain (Loss)	(7,392)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(578,260)
Net Increase (Decrease) in Net Assets Resulting from Operations	(274,044)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $548,000, ($20,000), and ($5,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	311,608	463,976
Realized Net Gain (Loss)	(7,392)	13,416
Change in Unrealized Appreciation (Depreciation)	(578,260)	(39,014)
Net Increase (Decrease) in Net Assets Resulting from Operations	(274,044)	438,378
Distributions
Net Investment Income
ETF Shares	(249,645)	(368,312)
Admiral Shares	(39,237)	(53,903)
Institutional Shares	(18,290)	(27,080)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(307,172)	(449,295)
Capital Share Transactions
ETF Shares	731,496	6,749,919
Admiral Shares	407,008	1,222,309
Institutional Shares	30,784	495,280
Net Increase (Decrease) from Capital Share Transactions	1,169,288	8,467,508
Total Increase (Decrease)	588,072	8,456,591
Net Assets
Beginning of Period	25,556,147	17,099,556
End of Period[1]	26,144,219	25,556,147

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $43,312,000 and $38,876,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$80.25	$80.52	$79.33	$80.21	$78.97	$79.78
Investment Operations
Net Investment Income	.936[1]	1.768[1]	1.661	1.504	1.436	1.523
Net Realized and Unrealized Gain (Loss)
on Investments	(1.751)	(.317)	1.240	(.743)	1.305	(.699)
Total from Investment Operations	(.815)	1.451	2.901	.761	2.741	.824
Distributions
Dividends from Net Investment Income	(.925)	(1.721)	(1.648)	(1.492)	(1.321)	(1.517)
Distributions from Realized Capital Gains	—	—	(.063)	(.149)	(.180)	(.117)
Total Distributions	(.925)	(1.721)	(1.711)	(1.641)	(1.501)	(1.634)
Net Asset Value, End of Period	$78.51	$80.25	$80.52	$79.33	$80.21	$78.97

Total Return	-1.02%	1.84%	3.71%	0.96%	3.50%	1.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$21,121	$20,862	$14,121	$10,377	$8,430	$6,705
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.37%	2.21%	2.11%	1.90%	1.82%	1.92%
Portfolio Turnover Rate[2]	51%	66%	57%	62%	56%	61%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.81	$21.89	$21.57	$21.81	$21.51	$21.73
Investment Operations
Net Investment Income	. 255[1]	. 481[1]	.451	.409	.395	.414
Net Realized and Unrealized Gain (Loss)
on Investments	(.475)	(.088)	.337	(.199)	.347	(.189)
Total from Investment Operations	(.220)	.393	.788	.210	.742	.225
Distributions
Dividends from Net Investment Income	(.250)	(.473)	(.451)	(.410)	(.393)	(.413)
Distributions from Realized Capital Gains	—	—	(.017)	(.040)	(.049)	(.032)
Total Distributions	(.250)	(.473)	(.468)	(.450)	(.442)	(.445)
Net Asset Value, End of Period	$21.34	$21.81	$21.89	$21.57	$21.81	$21.51

Total Return[2]	-1.02%	1.83%	3.70%	0.97%	3.47%	1.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,512	$3,180	$1,959	$1,222	$821	$76
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.37%	2.21%	2.11%	1.90%	1.82%	1.92%
Portfolio Turnover Rate [3]	51%	66%	57%	62%	56%	61%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$26.70	$26.80	$26.41	$26.71	$26.33	$26.60
Investment Operations
Net Investment Income	. 314[1]	.594[1]	.558	.509	.491	.516
Net Realized and Unrealized Gain (Loss)
on Investments	(.577)	(.111)	.413	(.249)	.437	(.233)
Total from Investment Operations	(.263)	.483	.971	.260	.928	.283
Distributions
Dividends from Net Investment Income	(.307)	(.583)	(.560)	(.510)	(.488)	(.514)
Distributions from Realized Capital Gains	—	—	(.021)	(.050)	(.060)	(.039)
Total Distributions	(.307)	(.583)	(.581)	(.560)	(.548)	(.553)
Net Asset Value, End of Period	$26.13	$26.70	$26.80	$26.41	$26.71	$26.33

Total Return	-0.99%	1.84%	3.72%	0.98%	3.55%	1.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,511	$1,515	$1,020	$745	$634	$262
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.39%	2.23%	2.13%	1.93%	1.85%	1.95%
Portfolio Turnover Rate[2]	51%	66%	57%	62%	56%	61%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at February 28, 2018.

Short-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $1,397,000, representing 0.01% of the fund’s net assets and 0.56% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Short-Term Corporate Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	39,138	—
Corporate Bonds	—	25,871,929	28,896
Taxable Municipal Bonds	—	9,529	—
Temporary Cash Investments	89,583	—	—
Futures Contracts—Assets[1]	1,059	—	—
Futures Contracts—Liabilities[1]	(204)	—	—
Total	90,438	25,920,596	28,896

1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $5,597,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $11,570,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Short-Term Corporate Bond Index Fund

At February 28, 2018, the cost of investment securities for tax purposes was $26,445,297,000. Net unrealized depreciation of investment securities for tax purposes was $406,222,000, consisting of unrealized gains of $4,674,000 on securities that had risen in value since their purchase and $410,896,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $6,361,833,000 of investment securities and sold $4,974,433,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,465,074,000 and $2,570,920,000, respectively. Total purchases and sales include $1,606,399,000 and $900,514,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $2,633,085,000 and $535,770,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,647,197	20,668	6,885,407	86,293
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(915,701)	(11,600)	(135,488)	(1,700)
Net Increase (Decrease)—ETF Shares	731,496	9,068	6,749,919	84,593
Admiral Shares
Issued	1,200,941	55,508	2,266,859	104,397
Issued in Lieu of Cash Distributions	31,685	1,469	43,547	2,006
Redeemed	(825,618)	(38,188)	(1,088,097)	(50,134)
Net Increase (Decrease) —Admiral Shares	407,008	18,789	1,222,309	56,269
Institutional Shares
Issued	205,579	7,742	622,558	23,451
Issued in Lieu of Cash Distributions	14,153	536	20,932	788
Redeemed	(188,948)	(7,164)	(148,210)	(5,579)
Net Increase (Decrease)—Institutional Shares	30,784	1,114	495,280	18,660

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCIT	VICSX	VICBX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	3.66%	3.66%	3.68%

Financial Attributes

		Bloomberg
		Barclays
		U.S. 5–10	Bloomberg
		Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,752	1,711	9,791
Yield to Maturity
(before expenses)	3.8%	3.8%	3.1%
Average Coupon	3.7%	3.7%	3.0%
Average Duration	6.5 years	6.4 years	6.2 years
Average Effective
Maturity	7.5 years	7.4 years	8.4 years
Short-Term
Reserves	0.8%	—	—

Sector Diversification (% of portfolio)
Finance	35.7%
Industrial	58.2
Treasury/Agency	0.9
Utilities	5.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays
	U.S. 5–10	Bloomberg
	Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.87
Beta	1.02	1.24

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.1%
1 - 3 Years	0.2
3 - 5 Years	1.0
5 - 10 Years	98.2
10 - 20 Years	0.5

Distribution by Credit Quality (% of portfolio)
Aaa	1.9
Aa	6.6
A	37.4
Baa	54.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 28, 2018
		Bloomberg
		Barclays U.S.
		5–10 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	11.30%	11.41%
2011	5.65	6.19
2012	10.43	10.07
2013	-1.64	-1.27
2014	9.60	9.51
2015	0.32	0.39
2016	9.58	9.46
2017	1.98	2.30
2018	-2.38	-2.36
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		5.25%	3.37%			5.73%
Net Asset Value		5.50	3.41			5.72
Admiral Shares	3/2/2010	5.52	3.42	3.57%	2.07%	5.64
Fee-Adjusted Returns		5.25	3.37			5.61
Institutional Shares	11/19/2009	5.50	3.44	3.63	2.13	5.76
Fee-Adjusted Returns		5.24	3.39			5.72

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 28, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	2.500%	1/31/25	187,600	184,112	0.9%
	U.S. Government Securities—Other †				8,331	0.0%
Total U.S. Government and Agency Obligations (Cost $192,375)					192,443	0.9%
Corporate Bonds
Finance
	Banking
[1,2]	Bank of America Corp.	3.419%	12/20/28	108,744	104,103	0.5%
	Bank of America Corp.	4.200%	8/26/24	40,292	41,170	0.2%
	Bank of America Corp.	3.500%	4/19/26	39,529	38,983	0.2%
1	Bank of America Corp.	3.093%– 6.220%	7/24/23–3/5/29	458,652	457,740	2.2%
	Bank One Corp.	7.625%–8.000%	10/15/26–4/29/27	15,430	19,587	0.1%
	Citigroup Inc.	4.450%	9/29/27	48,255	49,128	0.2%
1	Citigroup Inc.	3.887%	1/10/28	44,350	44,148	0.2%
	Citigroup Inc.	3.200%	10/21/26	46,127	43,882	0.2%
1	Citigroup Inc.	3.300%– 6.625%	3/1/23–10/27/28	296,345	297,608	1.5%
	Credit Suisse AG	3.625%	9/9/24	41,938	41,763	0.2%
	Goldman Sachs Group Inc.	4.000%	3/3/24	42,333	43,017	0.2%
	Goldman Sachs Group Inc.	3.500%	1/23/25	40,135	39,416	0.2%
	Goldman Sachs Group Inc.	3.500%	11/16/26	40,572	38,982	0.2%
1	Goldman Sachs Group
	Inc.	3.272%–5.950%	7/8/24–4/23/29	226,813	225,071	1.1%
	HSBC Holdings plc	4.300%	3/8/26	39,570	40,684	0.2%
1	HSBC Holdings plc	3.600%–5.100%	4/5/21–3/13/28	172,153	172,598	0.8%
	HSBC USA Inc.	3.500%	6/23/24	8,935	8,886	0.1%
	JPMorgan Chase & Co.	3.875%	9/10/24	46,916	47,232	0.2%
	JPMorgan Chase & Co.	3.300%	4/1/26	43,805	42,417	0.2%
	JPMorgan Chase & Co.	3.900%	7/15/25	41,604	42,221	0.2%
1	JPMorgan Chase & Co.	2.700%–4.250%	5/1/23–1/23/29	373,462	367,596	1.8%

Intermediate-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Morgan Stanley	3.875%	4/29/24	43,762	44,209	0.2%
	Morgan Stanley	3.875%	1/27/26	43,223	43,330	0.2%
1	Morgan Stanley	3.591%	7/22/28	41,530	39,996	0.2%
1	Morgan Stanley	3.772%	1/24/29	40,600	39,596	0.2%
	Morgan Stanley	3.125%– 6.250%	5/22/23–4/23/27	281,896	283,461	1.4%
	Royal Bank of Scotland
	Group plc	3.875%	9/12/23	44,568	44,297	0.2%
	Wachovia Corp.	6.605%–7.574%	10/1/25–8/1/26	2,377	2,894	0.0%
	Wells Fargo & Co.	3.000%	4/22/26	48,433	45,846	0.2%
	Wells Fargo & Co.	4.100%	6/3/26	42,039	42,014	0.2%
	Wells Fargo & Co.	3.000%	10/23/26	44,335	41,905	0.2%
1	Wells Fargo & Co.	3.584%	5/22/28	38,971	37,940	0.2%
	Wells Fargo & Co.	3.000%–4.480%	8/15/23–7/22/27	167,025	166,142	0.8%
[2,3]	Banking—Other †				1,920,817	9.3%
	Brokerage †				293,743	1.4%
	Finance Companies †				118,838	0.6%
2	Insurance †				863,470	4.2%
2	Other Finance †				15,266	0.1%
3	Real Estate Investment Trusts †				1,034,247	5.0%
					7,284,243	35.3%
Industrial
2	Basic Industry †				534,372	2.6%
2	Capital Goods †				889,414	4.3%
	Communication
	AT&T Inc.	3.900%	8/14/27	64,900	64,403	0.3%
	AT&T Inc.	3.400%	5/15/25	63,003	60,396	0.3%
2	AT&T Inc.	3.400%–4.450%	3/1/24–2/15/28	203,107	202,790	1.0%
	Charter Communications
	Operating LLC / Charter
	Communications
	Operating Capital	4.908%	7/23/25	61,844	63,578	0.3%
	Verizon Communications Inc.	5.150%	9/15/23	79,331	86,122	0.4%
	Verizon Communications Inc.	3.376%	2/15/25	55,392	54,076	0.3%
	Verizon Communications Inc.	4.125%	3/16/27	44,360	45,053	0.2%
	Verizon Communications
	Inc.	2.625%–4.150%	3/15/24–8/15/26	85,848	83,237	0.4%
2	Communication—Other †				887,670	4.3%
	Consumer Cyclical
2	Amazon.com Inc.	3.150%	8/22/27	45,670	43,934	0.2%
	Visa Inc.	3.150%	12/14/25	64,315	63,039	0.3%
2	Consumer Cyclical—Other †				1,359,655	6.6%
	Consumer Noncyclical
	Abbott Laboratories	3.750%	11/30/26	44,383	43,964	0.2%
	AbbVie Inc.	3.600%	5/14/25	51,701	51,092	0.2%
	Allergan Funding SCS	3.800%	3/15/25	58,144	57,326	0.3%
	Anheuser-Busch InBev Finance
	Inc.	3.650%	2/1/26	160,789	159,281	0.8%
2	BAT Capital Corp.	3.557%	8/15/27	48,635	46,455	0.2%
	Celgene Corp.	3.875%	8/15/25	40,849	40,815	0.2%
	CVS Health Corp.	3.875%	7/20/25	39,031	38,554	0.2%
	Medtronic Inc.	3.500%	3/15/25	55,291	55,229	0.3%
	Reynolds American Inc.	4.450%	6/12/25	37,101	38,102	0.2%
2	Consumer Noncyclical—Other †				2,478,970	12.0%

Intermediate-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Energy †				1,913,329	9.3%
	Other Industrial †				55,960	0.3%
	Technology
4	Apple Inc.	2.400%	5/3/23	73,203	70,844	0.3%
	Apple Inc.	3.250%	2/23/26	43,587	42,811	0.2%
	Apple Inc.	2.450%–3.450%	2/9/24–11/13/27	307,036	297,249	1.4%
	Broadcom Corp. /
	Broadcom Cayman
	Finance Ltd.	3.875%	1/15/27	72,123	69,273	0.3%
2	Dell International LLC /
	EMC Corp.	5.450%	6/15/23	51,745	54,605	0.3%
2	Diamond 1 Finance
	Corp. / Diamond 2
	Finance Corp.	6.020%	6/15/26	62,946	67,350	0.3%
	Microsoft Corp.	3.300%	2/6/27	56,602	56,091	0.3%
	Microsoft Corp.	2.400%	8/8/26	56,752	52,550	0.3%
	Microsoft Corp.	2.000%–3.625%	5/1/23–11/3/25	158,366	154,752	0.7%
	Oracle Corp.	2.650%	7/15/26	40,568	37,865	0.2%
	Oracle Corp.	2.400%	9/15/23	39,503	37,759	0.2%
	Oracle Corp.	2.950%–3.625%	7/15/23–11/15/27	142,860	139,996	0.7%
2	Technology—Other †				974,216	4.7%
	Transportation †				417,491	2.0%
					11,889,668	57.6%
Utilities
[2,3]	Electric †				946,953	4.6%
	Natural Gas †				87,005	0.4%
	Other Utility †				20,077	0.1%
					1,054,035	5.1%
Total Corporate Bonds (Cost $20,674,267)					20,227,946	98.0%

				Shares
Temporary Cash Investment
Money Market Fund
5	Vanguard Market Liquidity Fund
	(Cost $162,240)	1.601%		1,622,557	162,240	0.8%
Total Investments (Cost $21,028,882)					20,582,629	99.7%

Intermediate-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,102
Receivables for Investment Securities Sold	404,287
Receivables for Accrued Income	200,763
Receivables for Capital Shares Issued	2,417
Variation Margin Receivable—Futures Contracts	—
Total Other Assets	608,569	2.9%
Liabilities
Payables for Investment Securities Purchased	(532,848)
Payables for Capital Shares Redeemed	(1,710)
Payables for Distributions	(1,036)
Payables to Vanguard	(3,015)
Variation Margin Payable—Futures Contracts	(41)
Other Liabilities	(6,857)
Total Liabilities	(545,507)	(2.6%)
Net Assets	20,645,691	100.0%

At February 28, 2018, net assets consisted of:
		Amount
		($000)
Paid-in Capital		21,064,263
Undistributed Net Investment Income		52,295
Accumulated Net Realized Losses		(24,614)
Unrealized Appreciation (Depreciation)
Investment Securities		(446,253)
Futures Contracts		—
Net Assets		20,645,691

ETF Shares—Net Assets
Applicable to 222,624,668 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		18,889,271
Net Asset Value Per Share—ETF Shares		$84.85

Admiral Shares—Net Assets
Applicable to 48,620,393 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,110,492
Net Asset Value Per Share—Admiral Shares		$22.84

Intermediate-Term Corporate Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 22,885,604 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	645,928
Net Asset Value Per Share—Institutional Shares	$28.22

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, the aggregate value of these securities was $553,751,000, representing 2.7% of net assets.
3 Certain securites value determined using significant unobservable inputs.
4 Securities with a value of $1,529,000 have been segregated as initial margin for open futures contracts.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	June 2018	15	1,801	—
—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Interest[1]	336,642
Total Income	336,642
Expenses
The Vanguard Group—Note B
Investment Advisory Services	390
Management and Administrative—ETF Shares	4,712
Management and Administrative—Admiral Shares	299
Management and Administrative—Institutional Shares	133
Marketing and Distribution—ETF Shares	557
Marketing and Distribution—Admiral Shares	41
Marketing and Distribution—Institutional Shares	7
Custodian Fees	34
Shareholders’ Reports and Proxy—ETF Shares	645
Shareholders’ Reports and Proxy—Admiral Shares	11
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	6
Total Expenses	6,835
Net Investment Income	329,807
Realized Net Gain (Loss)
Investment Securities Sold[1]	(2,497)
Futures Contracts	2,509
Realized Net Gain (Loss)	12
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(828,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	(498,710)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $535,000, ($41,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	329,807	456,587
Realized Net Gain (Loss)	12	27,719
Change in Unrealized Appreciation (Depreciation)	(828,529)	(65,344)
Net Increase (Decrease) in Net Assets Resulting from Operations	(498,710)	418,962
Distributions
Net Investment Income
ETF Shares	(294,064)	(397,564)
Admiral Shares	(17,579)	(26,554)
Institutional Shares	(10,320)	(14,578)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(321,963)	(438,696)
Capital Share Transactions
ETF Shares	2,939,920	6,663,645
Admiral Shares	141,369	318,614
Institutional Shares	99,740	187,545
Net Increase (Decrease) from Capital Share Transactions	3,181,029	7,169,804
Total Increase (Decrease)	2,360,356	7,150,070
Net Assets
Beginning of Period	18,285,335	11,135,265
End of Period[1]	20,645,691	18,285,335

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $52,295,000 and $44,451,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$88.35	$89.47	$84.39	$86.98	$82.31	$86.78
Investment Operations
Net Investment Income	1.444[1]	2.869[1]	2.831	2.767	2.724	2.715
Net Realized and Unrealized Gain (Loss)
on Investments	(3.517)	(1.184)	5.083	(2.473)	5.024	(4.042)
Total from Investment Operations	(2.073)	1.685	7.914	.294	7.748	(1.327)
Distributions
Dividends from Net Investment Income	(1.427)	(2.805)	(2.834)	(2.754)	(2.496)	(2.713)
Distributions from Realized Capital Gains	—	—	—	(.130)	(.582)	(.430)
Total Distributions	(1.427)	(2.805)	(2.834)	(2.884)	(3.078)	(3.143)
Net Asset Value, End of Period	$84.85	$88.35	$89.47	$84.39	$86.98	$82.31

Total Return	-2.38%	1.98%	9.58%	0.32%	9.60%	-1.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,889	$16,699	$10,048	$5,393	$4,010	$3,161
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.35%	3.30%	3.34%	3.25%	3.25%	3.16%
Portfolio Turnover Rate[2]	65%	65%	71%	56%	65%	73%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$23.78	$24.08	$22.71	$23.40	$22.20	$23.40
Investment Operations
Net Investment Income	. 390[1]	.774[1]	.764	.745	.736	.732
Net Realized and Unrealized Gain (Loss)
on Investments	(.950)	(.318)	1.371	(.654)	1.355	(1.085)
Total from Investment Operations	(.560)	.456	2.135	.091	2.091	(.353)
Distributions
Dividends from Net Investment Income	(.380)	(.756)	(.765)	(.746)	(.734)	(.731)
Distributions from Realized Capital Gains	—	—	—	(.035)	(.157)	(.116)
Total Distributions	(.380)	(.756)	(.765)	(.781)	(.891)	(.847)
Net Asset Value, End of Period	$22.84	$23.78	$24.08	$22.71	$23.40	$22.20

Total Return[2]	-2.38%	1.99%	9.57%	0.37%	9.60%	-1.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,110	$1,014	$700	$423	$239	$55
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.35%	3.30%	3.34%	3.25%	3.25%	3.16%
Portfolio Turnover Rate [3]	65%	65%	71%	56%	65%	73%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$29.38	$29.75	$28.06	$28.92	$27.44	$28.93
Investment Operations
Net Investment Income	. 484[1]	.962[1]	.949	.931	.919	.913
Net Realized and Unrealized Gain (Loss)
on Investments	(1.172)	(.392)	1.690	(.816)	1.671	(1.347)
Total from Investment Operations	(.688)	.570	2.639	.115	2.590	(.434)
Distributions
Dividends from Net Investment Income	(.472)	(.940)	(.949)	(.932)	(.916)	(.913)
Distributions from Realized Capital Gains	—	—	—	(.043)	(.194)	(.143)
Total Distributions	(.472)	(.940)	(.949)	(.975)	(1.110)	(1.056)
Net Asset Value, End of Period	$28.22	$29.38	$29.75	$28.06	$28.92	$27.44

Total Return[2]	-2.37%	2.01%	9.58%	0.37%	9.62%	-1.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$646	$572	$387	$338	$307	$164
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	3.37%	3.32%	3.36%	3.28%	3.28%	3.19%
Portfolio Turnover Rate [3]	65%	65%	71%	56%	65%	73%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0%, respectively, of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Intermediate-Term Corporate Bond Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $1,102,000, representing 0.01% of the fund’s net assets and 0.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Intermediate-Term Corporate Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	192,443	—
Corporate Bonds	—	20,203,463	24,483
Temporary Cash Investments	162,240	—	—
Futures Contracts—Assets[1]	—	—	—
Futures Contracts—Liabilities[1]	(41)	—	—
Total	162,199	20,395,906	24,483
1 Represents variation margin on the last day of the reporting period for futures contracts.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $8,066,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $12,927,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Intermediate-Term Corporate Bond Index Fund

At February 28, 2018, the cost of investment securities for tax purposes was $21,032,468,000. Net unrealized depreciation of investment securities for tax purposes was $449,839,000, consisting of unrealized gains of $27,531,000 on securities that had risen in value since their purchase and $477,370,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $6,420,812,000 of investment securities and sold $3,376,659,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,468,009,000 and $3,321,478,000, respectively. Total purchases and sales include $3,200,394,000 and $339,952,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $679,179,000 and $2,600,347,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	3,286,674	37,612	6,950,937	80,003
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(346,754)	(4,000)	(287,292)	(3,300)
Net Increase (Decrease)—ETF Shares	2,939,920	33,612	6,663,645	76,703
Admiral Shares
Issued[1]	288,681	12,286	526,063	22,458
Issued in Lieu of Cash Distributions	14,681	628	22,355	953
Redeemed	(161,993)	(6,925)	(229,804)	(9,850)
Net Increase (Decrease)—Admiral Shares	141,369	5,989	318,614	13,561
Institutional Shares
Issued[1]	120,073	4,113	224,066	7,736
Issued in Lieu of Cash Distributions	6,871	238	8,685	300
Redeemed	(27,204)	(938)	(45,206)	(1,569)
Net Increase (Decrease)—Institutional Shares	99,740	3,413	187,545	6,467

1 Includes purchase fees for fiscal 2018 and 2017 of $1,179,000 and $1,802,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCLT	VLTCX	VLCIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	4.36%	4.36%	4.38%

Financial Attributes

		Bloomberg
		Barclays
		U.S. 10+	Bloomberg
		Year	Barclays
		Corporate	Aggregate
	Fund	Bond Index	FA Index
Number of Bonds	1,781	1,750	9,791
Yield to Maturity
(before expenses)	4.4%	4.4%	3.1%
Average Coupon	5.0%	5.1%	3.0%
Average Duration	13.9 years	13.9 years	6.2 years
Average Effective
Maturity	23.7 years	23.5 years	8.4 years
Short-Term
Reserves	0.9%	—	—

Sector Diversification (% of portfolio)
Finance	17.1%
Industrial	70.6
Utilities	12.0
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays
	U.S. 10+	Bloomberg
	Year	Barclays
	Corporate	Aggregate
	Bond Index	FA Index
R-Squared	0.99	0.72
Beta	1.02	2.29

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
5 - 10 Years	0.6
10 - 20 Years	29.9
20 - 30 Years	63.3
Over 30 Years	5.9

Distribution by Credit Quality (% of portfolio)
Aaa	3.7%
Aa	5.7
A	41.9
Baa	48.7

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year. For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 28, 2018
		Bloomberg
		Barclays U.S.
		10+ Year
		Corporate
	ETF Shares Net Asset Value	Bond Index
Fiscal Year	Total Returns	Total Returns
2010	14.54%	14.46%
2011	4.19	5.18
2012	19.40	18.33
2013	-6.55	-6.09
2014	17.35	16.80
2015	-3.64	-3.48
2016	18.21	17.71
2017	1.81	2.08
2018	-1.48	-1.55
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		11.78%	5.41%			8.05%
Net Asset Value		12.40	5.42			8.04
Admiral Shares	1/19/2010	12.43	5.43	4.91%	3.18%	8.09
Fee-Adjusted Returns		11.31	5.22			7.95
Institutional Shares	11/19/2009	12.42	5.44	4.92	3.16	8.08
Fee-Adjusted Returns		11.29	5.23			7.94

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of February 28, 2018

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
1 Bank of America Corp.	3.946%–7.750%	1/29/37–1/23/49	26,801	30,645	1.0%
Bank of America NA	6.000%	10/15/36	2,567	3,185	0.1%
Bank One Capital III	8.750%	9/1/30	468	656	0.0%
1 Citigroup Inc.	3.878%–8.125%	7/25/28–4/24/48	26,856	31,203	1.1%
Goldman Sachs Capital I	6.345%	2/15/34	2,422	2,900	0.1%
Goldman Sachs Group Inc.	6.750%	10/1/37	10,410	13,130	0.5%
Goldman Sachs Group Inc.	6.250%	2/1/41	5,422	6,866	0.2%
1 Goldman Sachs Group
Inc.	3.814%– 6.450%	4/23/29–10/21/45	24,579	26,165	0.9%
HSBC Holdings plc	6.500%	9/15/37	4,860	6,030	0.2%
1 JPMorgan Chase & Co.	3.882%– 6.400%	5/15/38–1/23/49	39,292	42,549	1.4%
Morgan Stanley	6.375%	7/24/42	4,731	6,142	0.2%
Wachovia Corp.	5.500%–7.500%	4/15/35–10/15/35	3,233	3,820	0.1%
Wells Fargo & Co.	3.900%–5.606%	2/7/35–12/7/46	27,987	29,584	1.0%
Wells Fargo Bank NA	5.850%– 6.600%	8/26/36–1/15/38	5,096	6,469	0.2%
1 Wells Fargo Capital X	5.950%	12/1/86	1,350	1,480	0.1%
2 Banking—Other †				70,906	2.4%
Brokerage †				10,505	0.4%
Finance Companies
GE Capital International
Funding Co. Unlimited Co.	4.418%	11/15/35	21,322	20,877	0.7%
Finance Companies—Other †				641	0.0%
Insurance
Berkshire Hathaway
Finance Corp.	4.300%–5.750%	1/15/40–5/15/43	3,715	4,134	0.1%
Berkshire Hathaway Inc.	4.500%	2/11/43	1,906	2,063	0.1%
2 Insurance—Other †				163,971	5.5%
Real Estate Investment Trusts †				20,963	0.7%
				504,884	17.0%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Industrial
Basic Industry
Lubrizol Corp.	6.500%	10/1/34	403	518	0.0%
Vale Overseas Ltd.	6.875%	11/21/36	5,283	6,353	0.2%
2 Basic Industry—Other †				123,791	4.2%
Capital Goods
General Electric Co.	6.750%	3/15/32	5,675	7,032	0.3%
General Electric Co.	5.875%	1/14/38	5,753	6,731	0.2%
General Electric Co.	4.125%– 6.875%	8/7/37–3/11/44	13,619	14,770	0.5%
Precision Castparts
Corp.	3.900%–4.375%	6/15/35– 6/15/45	1,580	1,627	0.1%
United Technologies Corp.	4.500%	6/1/42	6,515	6,678	0.2%
3 Capital Goods—Other †				113,377	3.8%
Communication
AT&T Corp.	8.250%	11/15/31	972	1,285	0.0%
AT&T Inc.	4.900%	8/14/37	10,130	10,141	0.3%
AT&T Inc.	5.150%	2/14/50	9,590	9,588	0.3%
AT&T Inc.	4.500%	3/9/48	8,408	7,671	0.3%
AT&T Inc.	5.250%	3/1/37	7,159	7,420	0.3%
AT&T Inc.	4.750%	5/15/46	6,893	6,523	0.2%
2 AT&T Inc.	4.300%	2/15/30	6,300	6,157	0.2%
2 AT&T Inc.	4.300%– 6.375%	5/15/35–8/14/58	52,203	51,506	1.7%
British Telecommunications plc	9.125%	12/15/30	5,092	7,414	0.3%
Charter Communications
Operating LLC / Charter
Communications
Operating Capital	6.484%	10/23/45	6,880	7,747	0.3%
Charter Communications
Operating LLC / Charter
Communications
Operating Capital	4.200%– 6.834%	3/15/28–10/23/55	12,015	12,483	0.4%
Comcast Corp.	3.200%–7.050%	5/1/28–11/1/52	46,069	47,736	1.6%
Deutsche Telekom
International Finance BV	8.750%	6/15/30	7,770	11,073	0.4%
NBCUniversal Media
LLC	4.450%– 6.400%	4/30/40–1/15/43	4,840	5,694	0.2%
Orange SA	9.000%	3/1/31	4,610	6,798	0.2%
Time Warner Cable LLC	4.500%–7.300%	5/1/37–9/15/42	15,093	16,278	0.5%
Time Warner Entertainment
Co. LP	8.375%	7/15/33	1,448	1,922	0.1%
Verizon Communications Inc.	5.012%	8/21/54	10,824	10,717	0.4%
Verizon Communications Inc.	4.672%	3/15/55	9,969	9,275	0.3%
Verizon Communications Inc.	4.522%	9/15/48	9,724	9,187	0.3%
Verizon Communications Inc.	4.862%	8/21/46	9,103	9,062	0.3%
Verizon Communications Inc.	5.012%	4/15/49	7,904	8,042	0.3%
Verizon Communications Inc.	4.500%	8/10/33	6,475	6,505	0.2%
Verizon Communications Inc.	5.250%	3/16/37	6,105	6,468	0.2%
Verizon Communications Inc.	4.272%	1/15/36	6,125	5,859	0.2%
Verizon Communications
Inc.	3.850%–5.500%	11/1/34–3/16/47	19,686	19,222	0.6%
2 Communication—Other †				129,596	4.4%
Consumer Cyclical
2 Amazon.com Inc.	3.875%	8/22/37	6,235	6,179	0.2%
2 Amazon.com Inc.	4.050%	8/22/47	5,900	5,858	0.2%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value •	of Net
	Coupon	Date	($000)	($000)	Assets
Home Depot Inc.	5.875%	12/16/36	5,952	7,584	0.3%
Visa Inc.	4.300%	12/14/45	6,797	7,195	0.3%
2 Consumer Cyclical—Other †				151,827	5.1%
Consumer Noncyclical
Abbott Laboratories	4.900%	11/30/46	7,050	7,571	0.3%
Amgen Inc.	4.663%	6/15/51	6,457	6,513	0.2%
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	20,587	21,985	0.8%
Anheuser-Busch InBev
Finance Inc.	4.700%	2/1/36	11,527	12,111	0.4%
Anheuser-Busch InBev
Finance Inc.	4.000%–4.625%	1/17/43–2/1/44	2,640	2,595	0.1%
Anheuser-Busch InBev
Worldwide Inc.	3.750%–8.200%	6/15/35–10/6/48	13,096	14,589	0.5%
AstraZeneca plc	6.450%	9/15/37	4,653	5,961	0.2%
CVS Health Corp.	5.125%	7/20/45	6,653	6,935	0.2%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	5,005	6,636	0.2%
Medtronic Inc.	4.625%	3/15/45	8,588	9,289	0.3%
Medtronic Inc.	4.375%	3/15/35	6,252	6,594	0.2%
Pfizer Inc.	7.200%	3/15/39	4,662	6,752	0.2%
2 Consumer Noncyclical—Other †				395,790	13.4%
Energy
Baker Hughes a GE Co. LLC	5.125%	9/15/40	1,870	2,057	0.1%
Baker Hughes a GE Co. LLC /
Baker Hughes Co-Obligor Inc.	4.080%	12/15/47	2,650	2,492	0.1%
ConocoPhillips	6.500%	2/1/39	5,460	7,109	0.2%
Kinder Morgan Energy
Partners LP	4.700%–7.750%	3/15/31–9/1/44	16,445	18,278	0.6%
Kinder Morgan Inc.	4.300%–7.800%	3/1/28–2/15/46	10,533	11,199	0.4%
Shell International Finance BV	6.375%	12/15/38	5,661	7,463	0.3%
Shell International Finance BV	4.375%	5/11/45	5,528	5,816	0.2%
Tennessee Gas Pipeline
Co. LLC	7.000%–7.625%	10/15/28–4/1/37	1,009	1,243	0.0%
Energy—Other †				290,453	9.8%
Other Industrial †				14,980	0.5%
Technology
Apple Inc.	4.650%	2/23/46	7,373	8,042	0.3%
Apple Inc.	3.850%	5/4/43	6,227	6,059	0.2%
Apple Inc.	3.450%–4.500%	2/23/36–11/13/47	21,323	21,292	0.7%
2 Intel Corp.	3.734%	12/8/47	7,013	6,708	0.2%
Microsoft Corp.	3.700%	8/8/46	8,671	8,431	0.3%
Microsoft Corp.	4.250%	2/6/47	5,525	5,897	0.2%
Microsoft Corp.	3.450%–5.300%	2/12/35–2/6/57	45,651	47,506	1.6%
Oracle Corp.	3.250%– 6.500%	5/15/30–5/15/55	38,908	41,286	1.4%
2 Technology—Other †				60,540	2.0%
Transportation
Burlington Northern
Santa Fe LLC	3.900%– 6.200%	8/15/36– 6/15/48	21,591	23,366	0.8%
2 Transportation—Other †				83,632	2.8%
				2,068,059	69.7%
Utilities
Electric
2 Berkshire Hathaway
Energy Co.	3.250%– 6.125%	4/15/28–7/15/48	10,995	12,645	0.4%

Long-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value •	of Net
		Coupon	Date	($000)	($000)	Assets
	Duke Energy Carolinas
	LLC	3.700%– 6.450%	12/1/28–3/15/48	10,227	11,302	0.4%
	Duke Energy Corp.	3.750%–4.800%	12/15/45–8/15/47	5,930	5,583	0.2%
	Duke Energy Florida
	LLC	3.400%– 6.400%	9/15/37–10/1/46	3,774	4,456	0.1%
1	Duke Energy Florida
	Project Finance LLC	2.538%–3.112%	9/1/29–9/1/36	1,725	1,595	0.1%
	Duke Energy Indiana
	LLC	3.750%– 6.450%	10/15/35–5/15/46	4,227	4,936	0.2%
	Duke Energy Ohio Inc.	3.700%	6/15/46	645	618	0.0%
	Duke Energy Progress
	LLC	3.600%– 6.300%	4/1/38–9/15/47	7,956	8,023	0.3%
	MidAmerican Energy
	Co.	3.650%– 6.750%	12/30/31–8/1/48	6,225	6,901	0.2%
	Nevada Power Co.	6.650%– 6.750%	4/1/36–7/1/37	1,549	2,064	0.1%
	Pacific Gas & Electric Co.	6.050%	3/1/34	6,584	7,688	0.3%
	PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	6,082	7,570	0.2%
	Progress Energy Inc.	6.000%–7.750%	3/1/31–12/1/39	3,403	4,420	0.1%
[2,4]	Electric—Other †				240,682	8.1%
	Natural Gas
	Piedmont Natural Gas
	Co. Inc.	3.640%–4.650%	8/1/43–11/1/46	1,100	1,063	0.0%
	Natural Gas—Other †				26,156	0.9%
	Other Utility †				7,251	0.3%
					352,953	11.9%
Total Corporate Bonds (Cost $2,953,471)					2,925,896	98.6%
Taxable Municipal Bonds (Cost $7,640) †					7,464	0.3%

				Shares
Temporary Cash Investment
Money Market Fund
5	Vanguard Market Liquidity Fund
	(Cost $26,876)	1.601%		268,784	26,875	0.9%
Total Investments (Cost $2,987,987)					2,960,235	99.8%

Long-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	169
Receivables for Investment Securities Sold	3,999
Receivables for Accrued Income	36,345
Receivables for Capital Shares Issued	1,728
Variation Margin Receivable-Futures Contracts	57
Other Assets	93
Total Other Assets	42,391	1.4%
Liabilities
Payables for Investment Securities Purchased	(34,600)
Payables for Capital Shares Redeemed	(714)
Payables for Distributions	(278)
Payables to Vanguard	(624)
Variation Margin Payable-Futures Contracts	(213)
Other Liabilities	(114)
Total Liabilities	(36,543)	(1.2%)
Net Assets	2,966,083	100.0%

At February 28, 2018, net assets consisted of:
		Amount
		($000)
Paid-in Capital		3,022,412
Undistributed Net Investment Income		7,811
Accumulated Net Realized Losses		(36,328)
Unrealized Appreciation (Depreciation)
Investment Securities		(27,752)
Futures Contracts		(60)
Net Assets		2,966,083

ETF Shares—Net Assets
Applicable to 24,104,289 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,188,394
Net Asset Value Per Share—ETF Shares		$90.79

Long-Term Corporate Bond Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 7,937,259 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	192,957
Net Asset Value Per Share—Admiral Shares	$24.31

Institutional Shares—Net Assets
Applicable to 19,380,104 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	584,732
Net Asset Value Per Share—Institutional Shares	$30.17

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, the aggregate value of these securities was $70,470,000, representing 2.4% of net assets.
3 Securities with a value of $686,000 have been segregated as initial margin for open futures contracts.
4 Certain of the fund’s securities are valued using significant unobservable inputs.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
Ultra 10-Year U.S. Treasury Note	June 2018	54	6,915	(3)
30-Year U.S. Treasury Bond	June 2018	11	1,578	—
				(3)

Short Futures Contracts
Ultra Long U. S. Treasury Bond	June 2018	(84)	(13,094)	(57)
				(60)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Interest[1]	64,412
Total Income	64,412
Expenses
The Vanguard Group—Note B
Investment Advisory Services	60
Management and Administrative—ETF Shares	579
Management and Administrative—Admiral Shares	50
Management and Administrative—Institutional Shares	121
Marketing and Distribution—ETF Shares	71
Marketing and Distribution—Admiral Shares	7
Marketing and Distribution—Institutional Shares	6
Custodian Fees	20
Shareholders’ Reports and Proxy—ETF Shares	89
Shareholders’ Reports and Proxy—Admiral Shares	2
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,006
Net Investment Income	63,406
Realized Net Gain (Loss)
Investment Securities Sold[1]	22,700
Futures Contracts	(619)
Realized Net Gain (Loss)	22,081
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(132,418)
Futures Contracts	(106)
Change in Unrealized Appreciation (Depreciation)	(132,524)
Net Increase (Decrease) in Net Assets Resulting from Operations	(47,037)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $109,000, ($7,000), and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,406	95,044
Realized Net Gain (Loss)	22,081	8,603
Change in Unrealized Appreciation (Depreciation)	(132,524)	(37,094)
Net Increase (Decrease) in Net Assets Resulting from Operations	(47,037)	66,553
Distributions
Net Investment Income
ETF Shares	(47,112)	(68,989)
Admiral Shares	(3,810)	(4,937)
Institutional Shares	(11,871)	(18,938)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(62,793)	(92,864)
Capital Share Transactions
ETF Shares	171,297	623,715
Admiral Shares	39,607	70,782
Institutional Shares	78,513	150,313
Net Increase (Decrease) from Capital Share Transactions	289,417	844,810
Total Increase (Decrease)	179,587	818,499
Net Assets
Beginning of Period	2,786,496	1,967,997
End of Period[1]	2,966,083	2,786,496

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,811,000 and $7,198,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$94.07	$96.37	$85.25	$92.38	$82.11	$92.15
Investment Operations
Net Investment Income	1.941[1]	3.897[1]	3.905	3.910	3.964	4.018
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(3.283)	(2.356)	11.127	(7.127)	9.937	(9.816)
Total from Investment Operations	(1.342)	1.541	15.032	(3.217)	13.901	(5.798)
Distributions
Dividends from Net Investment Income	(1.938)	(3.841)	(3.912)	(3.913)	(3.631)	(4.018)
Distributions from Realized Capital Gains	—	—	—	—	—	(.224)
Total Distributions	(1.938)	(3.841)	(3.912)	(3.913)	(3.631)	(4.242)
Net Asset Value, End of Period	$90.79	$94.07	$96.37	$85.25	$92.38	$82.11

Total Return	-1.48%	1.81%	18.21%	-3.64%	17.35%	-6.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,188	$2,098	$1,494	$972	$878	$624
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.17%	4.27%	4.46%	4.37%	4.63%	4.47%
Portfolio Turnover Rate [3]	51%	56%	59%	64%	54%	57%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.05, $.09, $.03, $.11, $.05, and $.07.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$25.18	$25.79	$22.80	$24.71	$22.04	$24.74
Investment Operations
Net Investment Income	. 522[1]	1.047[1]	1.047	1.048	1.066	1.078
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(.879)	(.625)	2.991	(1.911)	2.669	(2.640)
Total from Investment Operations	(.357)	.422	4.038	(.863)	3.735	(1.562)
Distributions
Dividends from Net Investment Income	(.513)	(1.032)	(1.048)	(1.047)	(1.065)	(1.078)
Distributions from Realized Capital Gains	—	—	—	—	—	(.060)
Total Distributions	(.513)	(1.032)	(1.048)	(1.047)	(1.065)	(1.138)
Net Asset Value, End of Period	$24.31	$25.18	$25.79	$22.80	$24.71	$22.04

Total Return [3]	-1.46%	1.84%	18.21%	-3.66%	17.37%	-6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$193	$161	$90	$67	$44	$18
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.17%	4.27%	4.46%	4.37%	4.63%	4.47%
Portfolio Turnover Rate [4]	51%	56%	59%	64%	54%	57%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.01, $.02, $.01, $.02, $.01, and $.01.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$31.25	$32.02	$28.31	$30.68	$27.37	$30.71
Investment Operations
Net Investment Income	. 650[1]	1.306[1]	1.306	1.310	1.331	1.347
Net Realized and Unrealized Gain (Loss)
on Investments [2]	(1.090)	(.790)	3.710	(2.370)	3.308	(3.265)
Total from Investment Operations	(.440)	.516	5.016	(1.060)	4.639	(1.918)
Distributions
Dividends from Net Investment Income	(.640)	(1.286)	(1.306)	(1.310)	(1.329)	(1.347)
Distributions from Realized Capital Gains	—	—	—	—	—	(.075)
Total Distributions	(.640)	(1.286)	(1.306)	(1.310)	(1.329)	(1.422)
Net Asset Value, End of Period	$30.17	$31.25	$32.02	$28.31	$30.68	$27.37

Total Return[3]	-1.45%	1.81%	18.22%	-3.62%	17.38%	-6.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$585	$528	$384	$296	$250	$206
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.19%	4.29%	4.48%	4.40%	4.66%	4.50%
Portfolio Turnover Rate [4]	51%	56%	59%	64%	54%	57%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes increases from purchase fees of $.02, $.03, $.01, $.03, $.02, and $.01.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended February 28, 2018, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Long-Term Corporate Bond Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $169,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Long-Term Corporate Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	2,924,898	998
Taxable Municipal Bonds	—	7,464	—
Temporary Cash Investments	26,875	—	—
Futures Contracts—Assets[1]	57	—	—
Futures Contracts—Liabilities[1]	(213)	—	—
Total	26,719	2,932,362	998
1 Represents variation margin on the last day of the reporting period.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2018, the fund realized $21,202,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $36,018,000 that may be carried forward indefinitely to offset future capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Long-Term Corporate Bond Index Fund

At February 28, 2018, the cost of investment securities for tax purposes was $2,989,130,000. Net unrealized depreciation of investment securities for tax purposes was $28,895,000, consisting of unrealized gains of $30,066,000 on securities that had risen in value since their purchase and $58,961,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $1,066,150,000 of investment securities and sold $768,081,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $351,387,000 and $351,389,000, respectively. Total purchases and sales include $518,105,000 and $356,947,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the six months ended February 28, 2018, such purchases and sales were $136,260,000 and $285,863,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	536,223	5,700	1,037,964	11,403
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(364,926)	(3,900)	(414,249)	(4,600)
Net Increase (Decrease)—ETF Shares	171,297	1,800	623,715	6,803
Admiral Shares
Issued[1]	68,695	2,720	97,733	4,001
Issued in Lieu of Cash Distributions	2,956	118	3,760	154
Redeemed	(32,044)	(1,277)	(30,711)	(1,269)
Net Increase (Decrease)—Admiral Shares	39,607	1,561	70,782	2,886
Institutional Shares
Issued[1]	93,049	2,949	163,296	5,330
Issued in Lieu of Cash Distributions	11,014	354	18,070	595
Redeemed	(25,550)	(809)	(31,053)	(1,034)
Net Increase (Decrease)—Institutional Shares	78,513	2,494	150,313	4,891

1 Includes purchase fees for fiscal 2018 and 2017 of $1,781,000 and $2,617,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

Mortgage-Backed Securities Index Fund

Fund Profile
As of February 28, 2018

Share-Class Characteristics
	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VMBS	VMBSX	VMBIX
Expense Ratio[1]	0.07%	0.07%	0.05%
30-Day SEC Yield	2.46%	2.46%	2.48%

Financial Attributes

		Bloomberg
		Barclays	Bloomberg
		U.S. MBS	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	556[2]	308	9,791
Yield to Maturity
(before expenses)	3.3%	3.4%	3.1%
Average Coupon	3.6%	3.6%	3.0%
Average Duration	5.1 years	5.2 years	6.2 years
Average Effective
Maturity	7.4 years	7.5 years	8.4 years
Short-Term
Reserves	10.2%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Bloomberg
	Barclays	Bloomberg
	U.S. MBS	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.86
Beta	1.05	0.65

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.2%
1 - 3 Years	1.4
3 - 5 Years	10.0
5 - 10 Years	86.5
10 - 20 Years	0.9

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
0% - 5.0%	96.9%
5.0% - 5.5%	1.8
5.5% - 6.0%	1.1
6.0% - 6.5%	0.2

1 The expense ratios shown are from the prospectus dated December 21, 2017, and represent estimated costs for the current fiscal year.
For the six months ended February 28, 2018, the annualized expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and
0.05% for Institutional Shares.
2 Issues are mortgage pools grouped by coupon.

Mortgage-Backed Securities Index Fund

Investment Focus

Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 19, 2009, Through February 28, 2018
		Bloomberg
		Barclays U.S.
		MBS Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	4.39%	4.23%
2011	5.14	5.11
2012	3.62	3.62
2013	-2.36	-2.03
2014	5.21	5.15
2015	2.49	2.51
2016	3.70	3.76
2017	0.74	0.81
2018	-1.88	-1.83
Note: For 2018, performance data reflect the six months ended February 28, 2018.

Average Annual Total Returns: Periods Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		2.44%	1.93%			2.78%
Net Asset Value		2.37	1.93			2.78
Admiral Shares	12/3/2009	2.32	1.92	1.73%	1.03%	2.76
Institutional Shares	10/31/2013	2.38	—	1.82	0.59	2.41

See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.4%)
U.S. Government Securities (0.0%)
	United States Treasury Note/Bond	2.375%	1/31/23	1,000	987

Conventional Mortgage-Backed Securities (99.3%)
1,2	Fannie Mae Pool	2.000%	11/1/27–11/1/31	13,780	13,112
1,2	Fannie Mae Pool	2.500%	11/1/26–10/1/46	170,283	166,199
[1,2,3]	Fannie Mae Pool	3.000%	11/1/25–3/1/48	608,537	596,829
[1,2,3]	Fannie Mae Pool	3.500%	10/1/20–4/1/48	720,401	722,354
[1,2,3]	Fannie Mae Pool	4.000%	7/1/18–4/1/48	468,300	481,352
[1,2,3]	Fannie Mae Pool	4.500%	4/1/18–4/1/48	177,958	187,330
1,2	Fannie Mae Pool	5.000%	3/1/18–3/1/44	61,637	66,370
1,2	Fannie Mae Pool	5.500%	12/1/18–2/1/42	48,384	53,043
1,2	Fannie Mae Pool	6.000%	12/1/20–5/1/41	32,456	36,201
1,2	Fannie Mae Pool	6.500%	10/1/21–10/1/39	7,835	8,727
1,2	Fannie Mae Pool	7.000%	12/1/22–10/1/37	680	767
1,2	Fannie Mae Pool	7.500%	11/1/22	4	4
1,2	Freddie Mac Gold Pool	2.000%	1/1/28–12/1/31	8,216	7,799
1,2	Freddie Mac Gold Pool	2.500%	8/1/22–10/1/46	127,388	124,537
[1,2,3,4] Freddie Mac Gold Pool		3.000%	1/1/26–3/1/48	429,880	420,879
[1,2,3]	Freddie Mac Gold Pool	3.500%	9/1/25–4/1/48	468,207	469,556
[1,2,3]	Freddie Mac Gold Pool	4.000%	7/1/18–4/1/48	273,662	281,392
[1,2,3]	Freddie Mac Gold Pool	4.500%	4/1/18–4/1/48	100,919	106,149
1,2	Freddie Mac Gold Pool	5.000%	3/1/18–3/1/42	38,250	41,235
1,2	Freddie Mac Gold Pool	5.500%	4/1/21– 6/1/41	33,340	36,512
1,2	Freddie Mac Gold Pool	6.000%	1/1/24–5/1/40	19,110	21,369
1,2	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	3,341	3,771
1,2	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	274	312
1,2	Freddie Mac Gold Pool	8.000%	11/1/22	1	1
1	Ginnie Mae I Pool	3.000%	1/15/26–3/15/45	22,519	22,164
1,3	Ginnie Mae I Pool	3.500%	2/15/26–3/1/48	26,083	26,357
1,3	Ginnie Mae I Pool	4.000%	7/15/24–3/1/48	39,130	40,392
1,3	Ginnie Mae I Pool	4.500%	9/15/18–3/1/48	39,893	41,648
1	Ginnie Mae I Pool	5.000%	5/15/18–4/15/41	21,268	22,573
1	Ginnie Mae I Pool	5.500%	10/15/32–3/15/40	9,362	10,258
1	Ginnie Mae I Pool	6.000%	4/15/28–5/15/41	3,984	4,457
1	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	166	190
1	Ginnie Mae I Pool	7.000%	10/15/27	5	5
1	Ginnie Mae II Pool	2.500%	6/20/27–12/20/46	29,364	28,180

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[1,3,4] Ginnie Mae II Pool		3.000%	10/20/26–4/1/48	419,013	411,155
[1,3]	Ginnie Mae II Pool	3.500%	12/20/25–4/1/48	648,212	654,096
[1,3]	Ginnie Mae II Pool	4.000%	9/20/25–4/1/48	293,528	302,211
[1,3]	Ginnie Mae II Pool	4.500%	4/20/18–4/1/48	108,788	114,317
1	Ginnie Mae II Pool	5.000%	6/20/33–3/20/46	36,054	38,556
1	Ginnie Mae II Pool	5.500%	11/20/33–5/20/45	12,852	13,820
1	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	6,034	6,648
1	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	460	514
1	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	86	99
					5,583,440
Nonconventional Mortgage-Backed Securities (0.1%)
[1,2]	Fannie Mae Pool	2.124%	3/1/43	493	489
[1,2]	Fannie Mae Pool	2.179%	6/1/43	297	296
[1,2]	Fannie Mae Pool	2.266%	7/1/43	895	872
[1,2]	Fannie Mae Pool	2.394%	10/1/42	341	339
[1,2,5] Fannie Mae Pool		3.051%	12/1/41	93	95
[1,2,5] Fannie Mae Pool		3.060%	9/1/37	27	28
[1,2]	Fannie Mae Pool	3.344%	8/1/42	126	126
[1,2,5] Fannie Mae Pool		3.423%	10/1/37	92	95
[1,2,5] Fannie Mae Pool		3.440%	10/1/39–9/1/42	505	525
[1,2,5] Fannie Mae Pool		3.447%	6/1/42	970	1,007
[1,2,5] Fannie Mae Pool		3.450%	12/1/40	168	176
[1,2,6] Fannie Mae Pool		3.480%	5/1/42	78	81
[1,2,5] Fannie Mae Pool		3.481%	4/1/37	8	8
[1,2,5] Fannie Mae Pool		3.555%	11/1/41	86	92
[1,2,5] Fannie Mae Pool		3.556%	12/1/39–3/1/42	264	275
[1,2,5] Fannie Mae Pool		3.560%	10/1/40–12/1/40	19	20
[1,2,5] Fannie Mae Pool		3.563%	11/1/41	27	29
[1,2,5] Fannie Mae Pool		3.565%	11/1/40–12/1/40	17	18
[1,2,5] Fannie Mae Pool		3.566%	5/1/42	35	37
[1,2,5] Fannie Mae Pool		3.567%	12/1/41	94	99
[1,2,5] Fannie Mae Pool		3.574%	9/1/40	195	205
[1,2,6] Fannie Mae Pool		3.597%	8/1/39	51	52
[1,2,5] Fannie Mae Pool		3.600%	1/1/42	185	193
[1,2,5] Fannie Mae Pool		3.601%	3/1/41	159	166
[1,2]	Fannie Mae Pool	3.615%	4/1/41	54	54
[1,2,5] Fannie Mae Pool		3.622%	2/1/41	4	4
[1,2,5] Fannie Mae Pool		3.625%	11/1/39	21	21
[1,2,5] Fannie Mae Pool		3.632%	5/1/41	43	45
[1,2,5] Fannie Mae Pool		3.638%	5/1/40	3	3
[1,2,5] Fannie Mae Pool		3.645%	1/1/40	3	3
[1,2,6] Fannie Mae Pool		3.651%	2/1/42	144	153
[1,2,5] Fannie Mae Pool		3.627%	3/1/38	3	3
[1,2]	Freddie Mac Non Gold Pool	2.532%	11/1/43	372	381
[1,2,5] Freddie Mac Non Gold Pool		3.410%	10/1/37	11	11
[1,2,5] Freddie Mac Non Gold Pool		3.473%	2/1/37	17	17
[1,2,5] Freddie Mac Non Gold Pool		3.495%	12/1/40	24	24
[1,2,5] Freddie Mac Non Gold Pool		3.604%	12/1/39	17	18
[1,2,5] Freddie Mac Non Gold Pool		3.639%	2/1/42	31	32
[1,2,5] Freddie Mac Non Gold Pool		3.649%	9/1/40	52	55
[1,2,5] Freddie Mac Non Gold Pool		3.660%	2/1/41	5	5
[1,2,5] Freddie Mac Non Gold Pool		3.668%	2/1/41	121	128
[1,2,5] Freddie Mac Non Gold Pool		3.686%	6/1/37	185	195
[1,2,5] Freddie Mac Non Gold Pool		3.694%	6/1/41	67	69

Mortgage-Backed Securities Index Fund

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[1,2,5] Freddie Mac Non Gold Pool	3.706%	5/1/40	2	2
[1,2,5] Freddie Mac Non Gold Pool	3.708%	6/1/40	35	37
[1,2,5] Freddie Mac Non Gold Pool	3.723%	6/1/40	57	60
[1,2] Freddie Mac Non Gold Pool	4.990%	3/1/38	16	17
[1,7] Ginnie Mae II Pool	2.375%	1/20/41–2/20/41	470	487
[1,7] Ginnie Mae II Pool	2.625%	4/20/41	6	6
[1,7] Ginnie Mae II Pool	2.750%	7/20/41–8/20/41	117	121
[1,7] Ginnie Mae II Pool	3.125%	11/20/40–12/20/42	488	501
[1,7] Ginnie Mae II Pool	3.625%	11/20/40	12	12
				7,787
Total U.S. Government and Agency Obligations (Cost $5,751,779)				5,592,214

			Shares
Temporary Cash Investment (11.3%)
Money Market Fund (11.3%)
8 Vanguard Market Liquidity Fund
(Cost $634,535)	1.601%		6,345,272	634,464
Total Investments (110.7%) (Cost $6,386,314)				6,226,678
Other Assets and Liabilities (-10.7%)
Other Assets				179,335
Liabilities				(782,918)
				(603,583)
Net Assets (100%)				5,623,095

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				5,590,407
Collateral Pledged for TBA Transactions				1,807
Total Unaffiliated Issuers				5,592,214
Affiliated Vanguard Funds				634,464
Total Investments in Securities				6,226,678
Investment in Vanguard				293
Receivables for Investment Securities Sold				156,867
Receivables for Accrued Income				16,546
Receivables for Capital Shares Issued				5,372
Other Assets				257
Total Assets				6,406,013
Liabilities
Payables for Investment Securities Purchased				781,105
Payables for Capital Shares Redeemed				502
Payables for Distributions				506
Payables to Vanguard				805
Total Liabilities				782,918
Net Assets				5,623,095

Mortgage-Backed Securities Index Fund

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	5,787,129
Undistributed Net Investment Income	10,265
Accumulated Net Realized Losses	(14,663)
Unrealized Appreciation (Depreciation)	(159,636)
Net Assets	5,623,095

ETF Shares—Net Assets
Applicable to 97,151,190 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,995,408
Net Asset Value Per Share—ETF Shares	$51.42

Admiral Shares—Net Assets
Applicable to 27,640,493 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	567,589
Net Asset Value Per Share—Admiral Shares	$20.53

Institutional Shares—Net Assets
Applicable to 2,159,810 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	60,098
Net Asset Value Per Share—Institutional Shares	$27.83

• See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of February 28,
2018.
4 Securities with a value of $1,807,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
5 Adjustable-rate security based upon 12-month USD LIBOR plus spread.
6 Adjustable-rate security based upon 6-month USD LIBOR plus spread.
7 Adjustable-rate security based upon one-year Constant Maturity Treasury yield plus spread.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Operations

Six Months Ended
February 28, 2018
($000)
Investment Income
Income
Interest[1]	63,486
Total Income	63,486
Expenses
The Vanguard Group—Note B
Investment Advisory Services	104
Management and Administrative—ETF Shares	842
Management and Administrative—Admiral Shares	122
Management and Administrative—Institutional Shares	11
Marketing and Distribution—ETF Shares	143
Marketing and Distribution—Admiral Shares	21
Marketing and Distribution—Institutional Shares	—
Custodian Fees	69
Shareholders’ Reports and Proxy—ETF Shares	483
Shareholders’ Reports and Proxy—Admiral Shares	31
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	2
Total Expenses	1,828
Net Investment Income	61,658
Realized Net Gain (Loss) on Investment Securities Sold[1]	(11,321)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	(154,889)
Net Increase (Decrease) in Net Assets Resulting from Operations	(104,552)

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,990,000, ($54,000), and ($168,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	61,658	81,386
Realized Net Gain (Loss)	(11,321)	(3,034)
Change in Unrealized Appreciation (Depreciation)	(154,889)	(33,643)
Net Increase (Decrease) in Net Assets Resulting from Operations	(104,552)	44,709
Distributions
Net Investment Income
ETF Shares	(52,431)	(66,407)
Admiral Shares	(6,302)	(10,261)
Institutional Shares	(615)	(951)
Realized Capital Gain[1]
ETF Shares	—	(9,143)
Admiral Shares	—	(1,699)
Institutional Shares	—	(139)
Total Distributions	(59,348)	(88,600)
Capital Share Transactions
ETF Shares	888,281	1,449,272
Admiral Shares	58,091	(18,274)
Institutional Shares	9,786	6,068
Net Increase (Decrease) from Capital Share Transactions	956,158	1,437,066
Total Increase (Decrease)	792,258	1,393,175
Net Assets
Beginning of Period	4,830,837	3,437,662
End of Period[2]	5,623,095	4,830,837

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $10,882,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,265,000 and $7,955,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$53.00	$53.79	$53.05	$52.65	$50.85	$52.63
Investment Operations
Net Investment Income	. 611[1]	1.059[1]	.967	.748	.887	.292
Net Realized and Unrealized Gain (Loss)
on Investments	(1.597)	(.682)	.968	.554	1.741	(1.524)
Total from Investment Operations	(.986)	.377	1.935	1.302	2.628	(1.232)
Distributions
Dividends from Net Investment Income	(.594)	(1.004)	(.955)	(.741)	(.828)	(.294)
Distributions from Realized Capital Gains	—	(.163)	(.240)	(.161)	—	(.254)
Total Distributions	(.594)	(1.167)	(1.195)	(.902)	(.828)	(.548)
Net Asset Value, End of Period	$51.42	$53.00	$53.79	$53.05	$52.65	$50.85

Total Return	-1.88%	0.74%	3.70%	2.49%	5.21%	-2.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,995	$4,252	$2,837	$1,451	$542	$417
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.35%	2.00%	1.85%	1.43%	1.72%	0.57%
Portfolio Turnover Rate[2]	306%	339%	380%	713%	514%	840%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes 103%, 133%, 175%, 331%, 294%, and 371% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	February 28,			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$21.17	$21.49	$21.20	$21.05	$20.35	$21.06
Investment Operations
Net Investment Income	. 244[1]	.413[1]	.388	.298	.356	.118
Net Realized and Unrealized Gain (Loss)
on Investments	(.647)	(.258)	.387	.214	.699	(.608)
Total from Investment Operations	(.403)	.155	.775	.512	1.055	(.490)
Distributions
Dividends from Net Investment Income	(.237)	(.410)	(.389)	(.297)	(.355)	(.118)
Distributions from Realized Capital Gains	—	(.065)	(.096)	(.065)	—	(.102)
Total Distributions	(.237)	(.475)	(.485)	(.362)	(.355)	(.220)
Net Asset Value, End of Period	$20.53	$21.17	$21.49	$21.20	$21.05	$20.35

Total Return[2]	-1.91%	0.76%	3.70%	2.44%	5.22%	-2.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$568	$527	$554	$424	$305	$295
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.10%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.35%	2.00%	1.85%	1.43%	1.72%	0.57%
Portfolio Turnover Rate [3]	306%	339%	380%	713%	514%	840%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes 103%, 133%, 175%, 331%, 294%, and 371% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares
	Six Months				Oct. 31,	Sept. 1,
	Ended				2013[2] to	2012 to
For a Share Outstanding	February 28,	Year Ended August 31,			Aug. 31,	Jan. 22,
Throughout Each Period	2018	2017	2016	2015	2014	2013[1]
Net Asset Value, Beginning of Period	$28.69	$29.12	$28.73	$28.52	$28.04	$28.34
Investment Operations
Net Investment Income	. 334 [3]	.571[3]	.532	.412	.390	.042
Net Realized and Unrealized Gain (Loss)
on Investments	(.870)	(.353)	.522	.295	.504	(.146)
Total from Investment Operations	(.536)	.218	1.054	.707	.894	(.104)
Distributions
Dividends from Net Investment Income	(.324)	(.560)	(.534)	(.410)	(.414)	(.049)
Distributions from Realized Capital Gains	—	(.088)	(.130)	(.087)	—	(.137)
Total Distributions	(.324)	(.648)	(.664)	(.497)	(.414)	(.186)
Net Asset Value, End of Period	$27.83	$28.69	$29.12	$28.73	$28.52	$28.05[1]

Total Return	-1.88%	0.79%	3.72%	2.49%	3.22%	-0.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$60	$52	$47	$44	$109	$0
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.07%	0.09%[4]	0.09% [4]
Ratio of Net Investment Income to
Average Net Assets	2.37%	2.02%	1.87%	1.46%	1.75%[4]	0.35%[4]
Portfolio Turnover Rate [5]	306%	339%	380%	713%	514%	840%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Net asset value as of January 22, 2013, at which date all shares were redeemed.
2 Recommencement of operations.
3 Calculated based on average shares outstanding.
4 Annualized.
5 Includes 103%, 133%, 175%, 331%, 294%, and 371% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased.

Mortgage-Backed Securities Index Fund

The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2014–2017), and for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at February 28, 2018, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Mortgage-Backed Securities Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At February 28, 2018, the fund had contributed to Vanguard capital in the amount of $293,000, representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of February 28, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,592,214	—
Temporary Cash Investments	634,464	—	—
Total	634,434	5,592,214	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2017, the fund had available capital losses totaling $3,344,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital

Mortgage-Backed Securities Index Fund

losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2018; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At February 28, 2018, the cost of investment securities for tax purposes was $6,386,315,000. Net unrealized depreciation of investment securities for tax purposes was $159,637,000, consisting of unrealized gains of $1,685,000 on securities that had risen in value since their purchase and $161,322,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended February 28, 2018, the fund purchased $9,029,174,000 of investment securities and sold $8,070,638,000 of investment securities, other than temporary cash investments. Purchases and sales include $324,511,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	February 28, 2018		August 31, 2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	1,002,674	19,100	1,746,074	33,125
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(114,393)	(2,175)	(296,802)	(5,650)
Net Increase (Decrease)—ETF Shares	888,281	16,925	1,449,272	27,475
Admiral Shares
Issued	110,433	5,267	194,551	9,213
Issued in Lieu of Cash Distributions	3,280	157	6,385	304
Redeemed	(55,622)	(2,659)	(219,210)	(10,403)
Net Increase (Decrease)—Admiral Shares	58,091	2,765	(18,274)	(886)
Institutional Shares
Issued	10,248	363	6,657	234
Issued in Lieu of Cash Distributions	615	22	1,090	38
Redeemed	(1,077)	(38)	(1,679)	(59)
Net Increase (Decrease) —Institutional Shares	9,786	347	6,068	213

At February 28, 2018, one shareholder was the record or beneficial owner of 29% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2017	2/28/2018	Period
Based on Actual Fund Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$991.77	$0.35
Admiral Shares	1,000.00	991.62	0.35
Institutional Shares	1,000.00	991.55	0.25
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$967.51	$0.34
Admiral Shares	1,000.00	967.31	0.34
Institutional Shares	1,000.00	967.71	0.24
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$940.24	$0.34
Admiral Shares	1,000.00	940.27	0.34
Institutional Shares	1,000.00	940.41	0.24
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$989.76	$0.35
Admiral Shares	1,000.00	989.83	0.35
Institutional Shares	1,000.00	990.09	0.25
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$976.22	$0.34
Admiral Shares	1,000.00	976.19	0.34
Institutional Shares	1,000.00	976.31	0.24
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$985.25	$0.34
Admiral Shares	1,000.00	985.36	0.34
Institutional Shares	1,000.00	985.46	0.25
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$981.24	$0.34
Admiral Shares	1,000.00	980.85	0.34
Institutional Shares	1,000.00	981.19	0.25

Six Months Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	8/31/2017	2/28/2018	Period
Based on Hypothetical 5% Yearly Return
Short-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.35
Admiral Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.55	0.25
Intermediate-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.35
Admiral Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.55	0.25
Long-Term Treasury Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.35
Admiral Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.55	0.25
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.35
Admiral Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.55	0.25
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.35
Admiral Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.55	0.25
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.35
Admiral Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.55	0.25
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.35
Admiral Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.55	0.25

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Treasury Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Treasury Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Mortgage-Backed Securities Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Bloomberg Barclays U.S. Long Treasury Index: Bloomberg Barclays U.S. Long Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Long Treasury Bond Index thereafter.

Spliced Bloomberg Barclays U.S. Treasury 1-3 Year Index: Bloomberg Barclays U.S. 1-3 Year Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Treasury 1-3 Year Bond Index thereafter.

Spliced Bloomberg Barclays U.S. Treasury 3-10 Year Index: Bloomberg Barclays U.S. 3-10 Year Government Float Adjusted Index through December 11, 2017; Bloomberg Barclays U.S. Treasury 3-10 Year Bond Index thereafter.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Treasury 1–3 Year Bond Index, Bloomberg Barclays U.S. Treasury 3–10 Year Bond Index, Bloomberg Barclays U.S. Long Treasury Bond Index, Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index, Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index, Bloomberg Barclays U.S. 10+ Year Corporate Bond Index, and Bloomberg Barclays U.S. MBS Float Adjusted Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Sector Bond Index Funds and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Sector Bond Index Funds. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Sector Bond Index Funds. Bloomberg and Barclays’ only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Sector Bond Index Funds or the owners of the Sector Bond Index Funds.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Sector Bond Index Funds. Investors acquire the Sector Bond Index Funds from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Sector Bond Index Funds. The Sector Bond Index Funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Sector Bond Index Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Sector Bond Index Funds with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Sector Bond Index Funds to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Sector Bond Index Funds or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Sector Bond Index Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Sector Bond Index Funds, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Sector Bond Index Funds, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR

ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE SECTOR BOND INDEX FUNDS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16422 042018

Semiannual Report | February 28, 2018
Vanguard Total Corporate Bond ETF

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	6
Performance Summary.	7
Financial Statements.	8
About Your Fund’s Expenses.	16
Trustees Approve Advisory Arrangement.	18
Glossary.	19

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• From its inception on November 7, 2017, through February 28, 2018, Vanguard Total Corporate Bond ETF returned –2.22%. Its benchmark returned –2.07%, and the average return of its peer group was –1.81%.

• This ETF seeks to track the investment performance of the Bloomberg Barclays U.S. Corporate Bond Index, which measures the investment-grade, fixed-rate, taxable U.S. dollar-denominated corporate bond market. The index includes securities across the maturity spectrum publicly issued by industrial, utility, and financial companies.

• During the period under review, the Federal Reserve stayed on its path of gradually raising short-term interest rates, which pushed up yields on those securities. Longer-term yields climbed on optimism about stronger growth and higher inflation.

• With bond yields rising, prices declined. Long-term corporate bonds saw the biggest drop in prices, contributing to a return of about –3%. Their short-term counterparts held up better, returning about –1%.

Total Returns: Period Ended February 28, 2018
	30-Day SEC	Income	Capital	Since
	Yield	Return	Return	Inception
Vanguard Total Corporate Bond ETF
ETF Shares	3.22%
Market Price (Inception: 11/7/2017)				-2.22%
Net Asset Value (Inception:11/7/2017)		0.78%	-3.00%	-2.22
Bloomberg Barclays U.S. Corporate Bond Index				-2.07
Core Bond Funds Average				-1.81

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company. Benchmark returns are calculated since the inception of the fund.

ETF Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. The market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Total Corporate Bond ETF	0.07%	0.21%

The acquired fund fees and expenses—drawn from the prospectus dated November 7, 2017—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Corporate Bond ETF invests. The Total Corporate Bond ETF does not charge any expenses or fees of its own. For the period ended February 28, 2018, the annualized acquired fund fees and expenses were 0.07%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Core Bond Funds.

Underlying Funds: Allocations and Returns
Period Ended February 28, 2018
	Percentage of	Returns Since
	Total Corporate	Inception[1]
	Bond ETF Assets	(11/7/2017)
Vanguard Short-Term Corporate Bond ETF	38.3%	-0.99%
Vanguard Long-Term Corporate Bond ETF	31.7	-2.91
Vanguard Intermediate-Term Corporate Bond ETF	30.0	-2.44
Combined	100.0%	-2.22%
1 The table provides returns based on the net asset value for a share.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

As I begin my tenure as Vanguard’s fourth chief executive, I’ve been reflecting on both the past and the future of the company where I have spent my entire professional career.

I feel extremely fortunate to have the chance to lead a company filled with people who come to work every day passionate about Vanguard’s core purpose: to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.

Making a real difference

When I joined Vanguard in 1991, I found a mission-driven team focused on improving lives—helping people retire more comfortably, put their children through college, and achieve financial security. I found a company with purpose in an industry ripe for improvement.

It was clear, even early in my career, that the cards were stacked against most investors. Hidden fees, performance-chasing, and poor advice were relentlessly eroding investors’ dreams.

We knew Vanguard could be different and, as a result, could make a real difference. Over the past 25 years, for example, Vanguard has lowered our funds’ asset-weighted average expense ratio

3

from 0.31% to 0.12%. And over the past decade, 94% of our funds have beaten the average annual return of their peers.1

Focused on your success

Vanguard is built for Vanguard investors—as a client-owned company, we focus solely on you, our fund shareholders. Everything we do is designed to give our clients the best chance for investment success. In my role as CEO, I intend to keep this priority front and center. We’re proud of what we’ve achieved, but we’re even more excited about what’s to come.

As I write this, we’ve experienced a period of pronounced market volatility. Strong economic growth and budding signs of inflation have raised concerns about a more aggressive Federal Reserve. Although volatility can test investors’ nerves, we sometimes think of this as “Vanguard weather”—a time when having a disciplined, low-cost, and long-term approach to investment management serves investors well.

Market Barometer
			Total Returns
		Periods Ended February 28, 2018
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.62%	16.70%	14.56%
Russell 2000 Index (Small-caps)	8.30	10.51	12.19
Russell 3000 Index (Broad U.S. market)	10.45	16.22	14.37
FTSE All-World ex US Index (International)	7.84	21.50	6.69

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.51%	1.71%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-1.24	2.50	2.57
Citigroup Three-Month U.S. Treasury Bill Index	0.59	0.98	0.27

CPI
Consumer Price Index	1.41%	2.21%	1.41%

The performance data shown represent past performance, which is not a guarantee of future results.

1 For the ten-year period through December 31, 2017, 9 of 9 Vanguard money market funds, 56 of 60 bond funds, 21 of 22 balanced funds, and 131 of 140 stock funds, or 217 of 231 Vanguard funds, outperformed their peer-group averages. Sources: Vanguard, based on data from Lipper, a Thomson Reuters Company.

4

Steady, time-tested guidance

Our guidance for investors, as always, is to stay the course, tune out the hyperbolic headlines, and focus on your goals and what you can control, such as costs and how much you save. This time-tested advice has served our clients well over the decades.

Regardless of how the markets perform in the short term, I’m incredibly optimistic about the future for our investors. We have a dedicated team serving you, and we will never stop striving to make Vanguard the best place for you to invest through our high-quality funds and services, advice and guidance to help you meet your financial goals, and an experience that makes you feel good about entrusting us with your hard-earned savings.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
March 19, 2018

5

Total Corporate Bond ETF

Fund Profile
As of February 28, 2018

Total Fund Characteristics
Ticker Symbol	VTC
30-Day SEC Yield	3.22%
Acquired Fund Fees and Expenses[1]	0.07%

Allocation to Underlying Vanguard Funds
Vanguard Short-Term Corporate Bond ETF	38.3%
Vanguard Long-Term Corporate Bond ETF	31.7
Vanguard Intermediate-Term Corporate
Bond ETF	30.0

1 This figure—drawn from the prospectus dated November 7, 2017—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying funds (the ”acquired” funds) in which the Total Corporate Bond ETF invests. The Total Corporate Bond ETF does not charge any expenses or fees of its own. For the period ended February 28, 2018, the annualized acquired fund fees and expenses were 0.07%.

6

Total Corporate Bond ETF

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): November 7, 2017, Through February 28, 2018

Total Returns: Period Ended December 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	Since Inception
ETF Shares	11/7/2017
Market Price		0.57%
Net Asset Value		0.49

See Financial Highlights for dividend and capital gains information.

7

Total Corporate Bond ETF

Financial Statements (unaudited)

Statement of Net Assets
As of February 28, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.3%)
U.S. Bond Funds (100.3%)
Vanguard Short-Term Corporate Bond ETF	222,228	17,436
Vanguard Long-Term Corporate Bond ETF	158,803	14,419
Vanguard Intermediate-Term Corporate Bond ETF	160,936	13,654
Total Investment Companies (Cost $46,657)		45,509
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund, 1.601% (Cost $25)	251	25
Total Investments (100.4%) (Cost $46,682)		45,534
Other Assets and Liabilities (-0.4%)
Other Assets		—
Liabilities		(194)
Net Assets (100%)
Applicable to 550,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		45,340
Net Asset Value Per Share		$82.44

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		45,534
Total Assets		45,534
Liabilities
Payables for Investment Securities Purchased		194
Total Liabilities		194
Net Assets		45,340

8

Total Corporate Bond ETF

At February 28, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	46,494
Overdistributed Net Investment Income	(1)
Accumulated Net Realized Losses	(5)
Unrealized Appreciation (Depreciation)	(1,148)
Net Assets	45,340

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

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Total Corporate Bond ETF

Statement of Operations

Nov.7,2017[1] to
February28,2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	247
Net Investment Income—Note B	247
Realized Net Gain (Loss) on Affiliated Investment Securities Sold	(5)
Change in Unrealized Appreciation (Depreciation) of
Affiliated Investment Securities	(1,148)
Net Increase (Decrease) in Net Assets Resulting from Operations	(906)
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

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Total Corporate Bond ETF

Statement of Changes in Net Assets

Nov. 7, 2017[1] to
February 28, 2018
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	247
Realized Net Gain (Loss)	(5)
Change in Unrealized Appreciation (Depreciation)	(1,148)
Net Increase (Decrease) in Net Assets Resulting from Operations	(906)
Distributions
Net Investment Income	(248)
Realized Capital Gain	—
Total Distributions	(248)
Capital Share Transactions
Issued	46,494
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) from Capital Share Transactions	46,494
Total Increase (Decrease)	45,340
Net Assets
Beginning of Period	—
End of Period[2]	45,340

1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,000).

See accompanying Notes, which are an integral part of the Financial Statements.

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Total Corporate Bond ETF

Financial Highlights

Nov. 7, 2017[1] to
For a Share Outstanding Throughout the Period	February 28, 2018
Net Asset Value, Beginning of Period	$85.00
Investment Operations
Net Investment Income[2]	.642
Capital Gain Distributions Received	—
Net Realized and Unrealized Gain (Loss) on Investments	(2.523)
Total from Investment Operations	(1.881)
Distributions
Dividends from Net Investment Income	(.679)
Distributions from Realized Capital Gains	—
Total Distributions	(. 679)
Net Asset Value, End of Period	$82.44

Total Return	-2.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45
Ratio of Total Expenses to Average Net Assets	—
Acquired Fund Fees and Expenses	0.07%
Ratio of Net Investment Income to Average Net Assets	2.45%
Portfolio Turnover Rate [3]	3%

The expense ratio, acquired fund fees and expenses, net investment income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Total Corporate Bond ETF

Notes to Financial Statements

Vanguard Total Corporate Bond ETF is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund seeks to match the performance of its target index by investing in select Vanguard bond index ETFs. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended February 28, 2018, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended February 28, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Total Corporate Bond ETF

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At February 28, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

At February 28, 2018, the cost of investment securities for tax purposes was $46,682,000. Net unrealized depreciation of investment securities for tax purposes was $1,148,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

E. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Nov. 7,		Proceeds	Realized				Feb. 28,
	2017[1]		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost[2]	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA [3]	NA [3]	—	—	—	—	25
Vanguard
Intermediate-Term
Corporate Bond ETF	—	14,250	217	(4)	(375)	77	—	13,654
Vanguard
Long-Term
Corporate Bond ETF	—	15,164	186	(1)	(558)	101	—	14,419
Vanguard Short-Term
Corporate Bond ETF	—	17,702	51	—	(215)	69	—	17,436
Total	—	47,116	454	(5)	(1,148)	247	—	45,534

1 Inception.
2 Includes $46,481,000 of portfolio securities received as a result of in-kind purchases of the fund’s capital shares.
3 Not applicable—purchases and sales are for temporary cash investment purposes.

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Total Corporate Bond ETF

F. Capital shares issued and redeemed were:
November 7, 2017[1] to
February 28, 2018
Shares
(000)
Issued	550
Issued in Lieu of Cash Distributions	—
Redeemed	—
Net Increase (Decrease) in Shares Outstanding	550
1 Inception.

G. Management has determined that no material events or transactions occurred subsequent to February 28, 2018, that would require recognition or disclosure in these financial statements.

15

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Total Corporate Bond ETF has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Corporate Bond ETF.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Period Ended February 28, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Corporate Bond ETF	11/7/2017	2/28/2018	Period
Based on Actual Fund Return	$1,000.00	$977.83	$0.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,015.26	0.22

The calculations are based on acquired fund fees and expenses charged by the underlying funds in which the Total Corporate Bond ETF invests. The Total Corporate Bond ETF’s annualized expense figure for the period is 0.07%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the period since inception, November 7, 2017, through February 28, 2018, then divided by the number of days in the most recent 12-month period (114/365).

17

Trustees Approve Advisory Arrangement

Effective November 2017, the board of Vanguard Scottsdale Funds approved the launch of Vanguard Total Corporate Bond ETF, which utilizes an internalized management structure whereby The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group, provides investment advisory services to the fund. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the investment management services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that the Fixed Income Group, in its management of other Vanguard funds, has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s acquired fund fees and expenses will be well below the average expense ratio charged by funds in its peer group. The fund will not incur fees directly; however, the board noted that each of the underlying funds in which the fund will invest has advisory expenses well below the relevant peer-group average. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that Vanguard’s at-cost arrangement with the fund ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

19

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Barclays U.S. Corporate Bond Index, including its component Bloomberg Barclays U.S. 1–5 Year Corporate Bond Index, Bloomberg Barclays U.S. 5–10 Year Corporate Bond Index, and Bloomberg Barclays U.S. 10+ Year Corporate Bond Index (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of Vanguard Total Corporate Bond ETF, including Vanguard Short-Term Corporate Bond ETF, Vanguard Intermediate-Term Corporate Bond ETF, and Vanguard Long-Term Corporate Bond ETF (collectively, ETFs), and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the ETFs. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the ETFs. Bloomberg and Barclays only relationship with Vanguard in respect of the Indices is the licensing of the Indices, which are determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the ETFs or the owners of the ETFs.

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the ETFs. Investors acquire the ETFs from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the ETFs. The ETFs are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the ETFs or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the ETFs with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the ETFs to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the ETFs or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the ETFs.

20

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the ETFs, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the ETFs, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE ETFS.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

© 2018 Bloomberg. Used with Permission.

Source: Bloomberg Index Services Limited. Copyright 2018, Bloomberg. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
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All comparative mutual fund data are from Lipper, a
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You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
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You can review and copy information about your fund at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.	© 2018 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; and 8,417,623
Vanguard Marketing Corporation, Distributor.

Q9852 042018

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (14.2%)
*	Amazon.com Inc.	44,281	66,973
	Home Depot Inc.	131,248	23,923
	Comcast Corp. Class A	517,447	18,737
	Walt Disney Co.	171,766	17,719
	Walmart Inc.	159,929	14,395
	McDonald's Corp.	89,092	14,053
*	Netflix Inc.	45,648	13,301
*	Booking Holdings Inc.	5,468	11,122
	NIKE Inc. Class B	145,053	9,723
	Costco Wholesale Corp.	48,502	9,259
	Starbucks Corp.	156,911	8,960
	Lowe's Cos. Inc.	92,834	8,317
	Time Warner Inc.	86,451	8,036
*	Charter Communications Inc. Class A	20,535	7,021
	TJX Cos. Inc.	71,501	5,912
	General Motors Co.	144,852	5,700
*,^	Tesla Inc.	14,769	5,067
	Marriott International Inc. Class A	33,901	4,787
*	eBay Inc.	108,600	4,655
	Target Corp.	61,502	4,638
	Ford Motor Co.	433,586	4,600
	Twenty-First Century Fox Inc. Class A	116,163	4,277
	Estee Lauder Cos. Inc. Class A	24,229	3,354
	Ross Stores Inc.	42,782	3,341
	Yum! Brands Inc.	37,440	3,047
	Carnival Corp.	45,289	3,030
	Las Vegas Sands Corp.	40,017	2,914
	Dollar General Corp.	30,447	2,880
	Aptiv plc	29,727	2,715
	VF Corp.	36,355	2,711
*	Dollar Tree Inc.	25,682	2,636
	Royal Caribbean Cruises Ltd.	19,035	2,410
*	O'Reilly Automotive Inc.	9,303	2,272
	Best Buy Co. Inc.	28,591	2,071
*	AutoZone Inc.	3,028	2,013
	CBS Corp. Class B	37,103	1,965
	Omnicom Group Inc.	25,752	1,963
	Hilton Worldwide Holdings Inc.	24,191	1,954
	MGM Resorts International	55,677	1,906
	Twenty-First Century Fox Inc.	48,690	1,773
	Yum China Holdings Inc.	40,917	1,772
	DR Horton Inc.	39,082	1,638
*	Mohawk Industries Inc.	6,817	1,635
	Tapestry Inc.	31,909	1,624
	Lennar Corp. Class A	27,345	1,547
	Genuine Parts Co.	16,118	1,480
	Wynn Resorts Ltd.	8,808	1,475
	Expedia Inc.	13,701	1,441
*	Liberty Interactive Corp. QVC Group Class A	49,158	1,419
	Lear Corp.	7,602	1,418
	Newell Brands Inc.	54,496	1,400
*	LKQ Corp.	35,432	1,399
	Nielsen Holdings plc	40,110	1,309
*	Ulta Beauty Inc.	6,423	1,306
	L Brands Inc.	26,420	1,303
	PVH Corp.	8,967	1,294
	Wyndham Worldwide Corp.	11,086	1,284
	Kohl's Corp.	19,369	1,280
	Darden Restaurants Inc.	13,853	1,277
*	Norwegian Cruise Line Holdings Ltd.	22,268	1,267
	Whirlpool Corp.	7,745	1,258

1

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* CarMax Inc.	20,108	1,245
Viacom Inc. Class B	36,832	1,228
Hasbro Inc.	12,734	1,217
Tiffany & Co.	11,881	1,200
BorgWarner Inc.	23,705	1,163
Aramark	27,281	1,138
Fortune Brands Home & Security Inc.	17,712	1,074
Domino's Pizza Inc.	4,787	1,065
* NVR Inc.	366	1,041
^ Sirius XM Holdings Inc.	163,623	1,028
Interpublic Group of Cos. Inc.	43,714	1,023
* DISH Network Corp. Class A	24,204	1,009
Coty Inc. Class A	51,879	1,002
* Michael Kors Holdings Ltd.	15,773	993
Macy's Inc.	33,518	986
Vail Resorts Inc.	4,501	927
* Liberty Broadband Corp.	10,506	923
* Burlington Stores Inc.	7,449	914
* Chipotle Mexican Grill Inc. Class A	2,823	899
Tractor Supply Co.	13,818	897
Advance Auto Parts Inc.	7,848	897
PulteGroup Inc.	30,522	857
* Lululemon Athletica Inc.	10,456	848
Scripps Networks Interactive Inc. Class A	9,417	846
Harley-Davidson Inc.	18,454	837
Gap Inc.	26,430	835
* Liberty Media Corp-Liberty SiriusXMClass C	19,376	809
KAR Auction Services Inc.	14,795	800
Hanesbrands Inc.	41,123	798
* WABCO Holdings Inc.	5,706	787
Garmin Ltd.	13,247	785
Goodyear Tire & Rubber Co.	27,024	782
Service Corp. International	20,376	763
* ServiceMaster Global Holdings Inc.	14,732	757
Polaris Industries Inc.	6,541	746
* Discovery Communications Inc. Class A	30,594	744
Toll Brothers Inc.	16,631	729
Thor Industries Inc.	5,540	715
* Liberty Media Corp-Liberty Formula One	21,328	702
Gentex Corp.	30,906	702
* Live Nation Entertainment Inc.	15,033	673
Nordstrom Inc.	12,825	658
News Corp. Class A	40,493	653
Adient plc	10,333	641
Ralph Lauren Corp. Class A	6,046	640
Leggett & Platt Inc.	14,454	628
Foot Locker Inc.	13,549	622
Mattel Inc.	37,646	599
Carter's Inc.	5,084	593
Pool Corp.	4,273	590
Dunkin' Brands Group Inc.	9,836	589
* Skechers U.S.A. Inc. Class A	14,299	585
H&R Block Inc.	22,697	575
* Bright Horizons Family Solutions Inc.	5,889	563
Brunswick Corp.	9,533	545
Cinemark Holdings Inc.	11,541	491
* Madison Square Garden Co. Class A	2,009	491
Williams-Sonoma Inc.	9,316	482
Delphi Technologies plc	10,048	480
* TripAdvisor Inc.	11,839	474
* Liberty Ventures Class A	8,723	467
Six Flags Entertainment Corp.	7,161	459
* Liberty Media Corp-Liberty SiriusXM Class A	10,321	433
Extended Stay America Inc.	21,266	426

2

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Visteon Corp.	3,393	420
*	Hyatt Hotels Corp. Class A	4,988	385
	Tribune Media Co. Class A	8,906	371
	Cable One Inc.	534	364
*,^	Under Armour Inc.	23,172	349
*	Lions Gate Entertainment Corp. Class B	12,993	349
*	Liberty Broadband Corp. Class A	3,886	340
	Signet Jewelers Ltd.	6,636	334
*	Hilton Grand Vacations Inc.	7,519	324
*	Wayfair Inc.	4,184	324
	Bed Bath & Beyond Inc.	14,979	321
*,^	AutoNation Inc.	6,337	318
	Wendy's Co.	19,943	318
*	Urban Outfitters Inc.	8,876	313
	International Game Technology plc	11,809	313
	John Wiley & Sons Inc. Class A	4,826	310
	TEGNA Inc.	23,240	299
	Graham Holdings Co. Class B	510	296
	Regal Entertainment Group Class A	12,772	294
*	Under Armour Inc. Class A	17,543	291
	Dick's Sporting Goods Inc.	9,015	289
	Choice Hotels International Inc.	3,612	286
*	Michaels Cos. Inc.	12,118	279
*	AMC Networks Inc. Class A	5,284	278
	Tupperware Brands Corp.	5,547	272
*	Murphy USA Inc.	3,579	269
*	Tempur Sealy International Inc.	5,053	250
	News Corp. Class B	14,478	237
*	Sally Beauty Holdings Inc.	14,031	236
*	Liberty Expedia Holdings Inc. Class A	5,903	232
*	Discovery Communications Inc.	8,122	187
	AMERCO	531	183
	Penske Automotive Group Inc.	3,895	178
	GameStop Corp. Class A	10,909	171
	Lennar Corp. Class B	3,070	139
*	Pandora Media Inc.	29,109	128
*	Lions Gate Entertainment Corp. Class A	4,486	127
	Viacom Inc. Class A	3,229	126
*	Floor & Decor Holdings Inc. Class A	2,361	106
*	Liberty Media Corp-Liberty Formula One Class A	2,864	90
*	Altice USA Inc. Class A	1,263	23
			406,743
Consumer Staples (6.1%)
	Procter & Gamble Co.	285,306	22,402
	Coca-Cola Co.	427,907	18,494
	Philip Morris International Inc.	172,927	17,907
	PepsiCo Inc.	159,034	17,451
	Altria Group Inc.	212,641	13,386
	CVS Health Corp.	113,357	7,678
	Mondelez International Inc. Class A	163,216	7,165
	Walgreens Boots Alliance Inc.	97,149	6,693
	Colgate-Palmolive Co.	95,635	6,596
	Kraft Heinz Co.	66,930	4,488
	Kimberly-Clark Corp.	39,669	4,400
	Constellation Brands Inc. Class A	18,087	3,897
	General Mills Inc.	63,296	3,200
	Sysco Corp.	53,448	3,188
*	Monster Beverage Corp.	45,807	2,903
	Kroger Co.	99,481	2,698
	Archer-Daniels-Midland Co.	61,472	2,552
	Dr Pepper Snapple Group Inc.	20,303	2,360
	Tyson Foods Inc. Class A	31,009	2,306
	Clorox Co.	14,358	1,853
	Kellogg Co.	27,317	1,808

3

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Conagra Brands Inc.	43,594	1,575
	JM Smucker Co.	12,308	1,554
	Hershey Co.	15,638	1,537
	Molson Coors Brewing Co. Class B	19,307	1,472
	McCormick & Co. Inc.	13,511	1,443
	Church & Dwight Co. Inc.	27,917	1,373
	Brown-Forman Corp. Class B	19,182	1,339
	Bunge Ltd.	15,436	1,164
	Ingredion Inc.	7,851	1,026
	Hormel Foods Corp.	29,658	963
	Lamb Weston Holdings Inc.	16,064	869
	Campbell Soup Co.	19,427	836
*	US Foods Holding Corp.	23,369	780
	Pinnacle Foods Inc.	12,970	700
*	Herbalife Ltd.	7,011	646
*	Post Holdings Inc.	7,092	537
	Casey's General Stores Inc.	4,131	464
	Brown-Forman Corp. Class A	6,455	439
*	Blue Buffalo Pet Products Inc.	10,227	410
	Flowers Foods Inc.	19,392	402
	Nu Skin Enterprises Inc. Class A	5,647	397
*	Hain Celestial Group Inc.	11,146	388
*	Sprouts Farmers Market Inc.	14,775	381
	Energizer Holdings Inc.	6,560	357
*	Edgewell Personal Care Co.	6,257	314
	Spectrum Brands Holdings Inc.	2,716	268
*	Rite Aid Corp.	122,578	241
*	TreeHouse Foods Inc.	6,003	228
*	Pilgrim's Pride Corp.	6,116	154
	Seaboard Corp.	30	122
*,2	Herbalife Ltd. CVR	1,316	13
			175,817
Energy (5.4%)
	Exxon Mobil Corp.	472,928	35,820
	Chevron Corp.	210,791	23,592
	Schlumberger Ltd.	154,834	10,163
	ConocoPhillips	133,579	7,255
	EOG Resources Inc.	64,102	6,501
	Occidental Petroleum Corp.	84,874	5,568
	Halliburton Co.	96,205	4,466
	Valero Energy Corp.	48,581	4,393
	Phillips 66	48,437	4,377
	Anadarko Petroleum Corp.	60,868	3,472
	Kinder Morgan Inc.	213,906	3,465
	Marathon Petroleum Corp.	53,829	3,448
	Pioneer Natural Resources Co.	18,779	3,197
	Williams Cos. Inc.	91,957	2,553
*	Concho Resources Inc.	16,381	2,470
	ONEOK Inc.	41,538	2,340
	Devon Energy Corp.	58,118	1,782
	Noble Energy Inc.	53,764	1,604
	Andeavor	17,411	1,560
	National Oilwell Varco Inc.	42,619	1,496
	Hess Corp.	32,765	1,488
	Apache Corp.	42,479	1,451
	Marathon Oil Corp.	94,215	1,368
*	Diamondback Energy Inc.	10,955	1,365
	EQT Corp.	26,217	1,319
	Baker Hughes a GE Co.	47,674	1,259
	Cabot Oil & Gas Corp.	50,717	1,225
*	Cheniere Energy Inc.	22,788	1,197
	Targa Resources Corp.	24,546	1,096
	Cimarex Energy Co.	10,526	1,011
	HollyFrontier Corp.	19,871	851

4

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Helmerich & Payne Inc.	11,634	751
*	Parsley Energy Inc. Class A	25,608	647
*	WPX Energy Inc.	43,242	611
*	Energen Corp.	10,588	579
*	First Solar Inc.	9,132	574
*	RSP Permian Inc.	14,317	549
	Valvoline Inc.	22,852	524
*	Newfield Exploration Co.	21,759	508
*	Antero Resources Corp.	25,167	473
*	Continental Resources Inc.	9,518	452
	Murphy Oil Corp.	17,799	451
	Patterson-UTI Energy Inc.	22,797	412
	CNX Resources Corp.	24,873	400
*	Transocean Ltd.	43,012	392
	PBF Energy Inc. Class A	12,392	363
	Range Resources Corp.	24,941	331
*	Chesapeake Energy Corp.	98,639	278
*,^	Centennial Resource Development Inc.Class A	14,313	273
*	Whiting Petroleum Corp.	9,825	267
*	Weatherford International plc	96,620	254
*	QEP Resources Inc.	27,643	238
	Nabors Industries Ltd.	34,764	225
	SM Energy Co.	12,103	222
	Oceaneering International Inc.	10,694	197
*	Southwestern Energy Co.	55,042	197
*	Gulfport Energy Corp.	17,322	168
	World Fuel Services Corp.	7,270	166
*	Extraction Oil & Gas Inc.	13,035	157
*	Laredo Petroleum Inc.	17,584	148
*	Kosmos Energy Ltd.	25,075	135
	RPC Inc.	6,279	123
*	CONSOL Energy Inc.	3,552	113
			154,330
Financial Services (21.2%)
	JPMorgan Chase & Co.	384,847	44,450
*	Berkshire Hathaway Inc. Class B	214,218	44,386
	Bank of America Corp.	1,079,557	34,654
	Wells Fargo & Co.	492,821	28,786
	Visa Inc. Class A	202,760	24,927
	Citigroup Inc.	294,590	22,239
	Mastercard Inc. Class A	104,925	18,442
	Goldman Sachs Group Inc.	39,200	10,307
*	PayPal Holdings Inc.	125,974	10,004
	US Bancorp	174,056	9,462
	PNC Financial Services Group Inc.	53,757	8,475
	Morgan Stanley	143,366	8,031
	American Express Co.	80,039	7,805
	BlackRock Inc.	13,900	7,637
	Chubb Ltd.	51,768	7,347
	Charles Schwab Corp.	132,006	6,999
	American Tower Corp.	46,908	6,536
	CME Group Inc.	37,857	6,290
	Bank of New York Mellon Corp.	110,284	6,289
	American International Group Inc.	100,440	5,759
	S&P Global Inc.	28,890	5,541
	Simon Property Group Inc.	34,550	5,304
	Capital One Financial Corp.	53,647	5,254
	Prudential Financial Inc.	47,614	5,062
	Crown Castle International Corp.	44,652	4,914
	BB&T Corp.	87,600	4,761
	Marsh & McLennan Cos. Inc.	57,158	4,745
	Intercontinental Exchange Inc.	64,913	4,744
	MetLife Inc.	100,689	4,651
	State Street Corp.	41,530	4,408

5

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Travelers Cos. Inc.	30,722	4,270
Aon plc	27,561	3,867
Aflac Inc.	43,155	3,836
Allstate Corp.	40,397	3,727
SunTrust Banks Inc.	53,015	3,703
Progressive Corp.	64,281	3,701
Prologis Inc.	58,658	3,559
Fidelity National Information Services Inc.	36,574	3,554
* Fiserv Inc.	23,616	3,386
Equinix Inc.	8,608	3,375
Public Storage	16,455	3,199
Discover Financial Services	40,414	3,186
Synchrony Financial	87,415	3,181
Moody's Corp.	18,459	3,080
M&T Bank Corp.	15,757	2,991
T. Rowe Price Group Inc.	26,181	2,930
Weyerhaeuser Co.	83,297	2,918
Fifth Third Bancorp	78,835	2,605
* Worldpay Inc. Class A	31,686	2,575
Ameriprise Financial Inc.	16,440	2,572
Regions Financial Corp.	129,346	2,511
KeyCorp	118,713	2,508
Northern Trust Corp.	23,282	2,465
AvalonBay Communities Inc.	15,344	2,394
Citizens Financial Group Inc.	54,635	2,376
Digital Realty Trust Inc.	22,791	2,294
Equity Residential	39,783	2,237
Willis Towers Watson plc	14,109	2,228
Welltower Inc.	40,999	2,152
* SBA Communications Corp. Class A	13,402	2,108
Hartford Financial Services Group Inc.	39,557	2,091
Boston Properties Inc.	17,027	2,024
* FleetCor Technologies Inc.	9,935	1,986
Global Payments Inc.	16,953	1,922
Ventas Inc.	39,551	1,911
Huntington Bancshares Inc.	120,944	1,899
Comerica Inc.	19,396	1,886
Lincoln National Corp.	24,385	1,857
Principal Financial Group Inc.	29,733	1,853
Total System Services Inc.	20,630	1,814
* Markel Corp.	1,517	1,687
First Republic Bank	17,968	1,667
Essex Property Trust Inc.	7,309	1,636
TD Ameritrade Holding Corp.	28,260	1,625
* CBRE Group Inc. Class A	34,073	1,593
* E*TRADE Financial Corp.	30,175	1,576
Realty Income Corp.	31,554	1,552
Loews Corp.	30,745	1,517
Host Hotels & Resorts Inc.	81,660	1,516
Equifax Inc.	13,347	1,508
Invesco Ltd.	44,938	1,462
GGP Inc.	69,027	1,461
* SVB Financial Group	5,772	1,437
Franklin Resources Inc.	36,841	1,425
Ally Financial Inc.	49,869	1,391
MSCI Inc. Class A	9,826	1,391
Arthur J Gallagher & Co.	19,962	1,380
Cboe Global Markets Inc.	12,236	1,371
Broadridge Financial Solutions Inc.	13,478	1,353
Raymond James Financial Inc.	14,111	1,308
Alliance Data Systems Corp.	5,371	1,294
Cincinnati Financial Corp.	17,350	1,294
Unum Group	25,326	1,291
Vornado Realty Trust	19,301	1,283

6

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Annaly Capital Management Inc.	125,990	1,264
Alexandria Real Estate Equities Inc.	10,413	1,263
* Square Inc.	26,675	1,228
XL Group Ltd.	28,345	1,199
* Arch Capital Group Ltd.	13,578	1,198
Zions Bancorporation	21,655	1,190
Affiliated Managers Group Inc.	6,211	1,176
FNF Group	29,014	1,159
Extra Space Storage Inc.	13,504	1,149
HCP Inc.	52,255	1,131
Reinsurance Group of America Inc. Class A	7,215	1,110
Mid-America Apartment Communities Inc.	12,745	1,094
SL Green Realty Corp.	11,235	1,089
Torchmark Corp.	12,709	1,085
Everest Re Group Ltd.	4,511	1,084
SEI Investments Co.	14,710	1,071
Voya Financial Inc.	20,289	1,035
East West Bancorp Inc.	15,773	1,034
Jack Henry & Associates Inc.	8,683	1,019
* Alleghany Corp.	1,677	1,017
Nasdaq Inc.	12,504	1,010
Western Union Co.	50,506	1,001
Duke Realty Corp.	40,202	996
* TransUnion	17,279	986
UDR Inc.	29,165	981
Iron Mountain Inc.	30,542	961
Regency Centers Corp.	16,368	951
Federal Realty Investment Trust	8,114	924
Macerich Co.	15,301	902
* Signature Bank	6,096	891
FactSet Research Systems Inc.	4,344	883
American Financial Group Inc.	7,718	871
Leucadia National Corp.	35,575	853
MarketAxess Holdings Inc.	4,037	817
* First Data Corp. Class A	52,053	813
Jones Lang LaSalle Inc.	4,967	798
Camden Property Trust	9,964	794
VEREIT Inc.	115,491	791
AGNC Investment Corp.	43,087	773
Sun Communities Inc.	8,749	766
CIT Group Inc.	14,408	764
Gaming and Leisure Properties Inc.	22,787	758
Equity LifeStyle Properties Inc.	8,913	754
PacWest Bancorp	14,309	746
People's United Financial Inc.	37,730	722
Kilroy Realty Corp.	10,562	719
WR Berkley Corp.	10,484	717
New York Community Bancorp Inc.	52,405	714
Invitation Homes Inc.	32,795	713
WP Carey Inc.	11,597	695
Lazard Ltd. Class A	12,861	694
First American Financial Corp.	11,777	683
Kimco Realty Corp.	45,285	677
Brown & Brown Inc.	12,865	677
Bank of the Ozarks	13,405	669
Apartment Investment & Management Co.	17,103	661
Eaton Vance Corp.	12,248	648
Prosperity Bancshares Inc.	8,631	647
New Residential Investment Corp.	40,122	647
LPL Financial Holdings Inc.	9,987	642
Synovus Financial Corp.	12,983	640
* WEX Inc.	4,274	639
Cullen/Frost Bankers Inc.	6,141	639
Liberty Property Trust	16,154	634

7

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
First Horizon National Corp.	33,060	630
Douglas Emmett Inc.	17,448	624
* Western Alliance Bancorp	10,628	621
National Retail Properties Inc.	16,583	618
Lamar Advertising Co. Class A	9,084	604
Forest City Realty Trust Inc. Class A	28,283	602
Commerce Bancshares Inc.	10,344	598
Starwood Property Trust Inc.	28,488	577
Validus Holdings Ltd.	8,443	571
* Athene Holding Ltd. Class A	11,971	565
DCT Industrial Trust Inc.	10,142	561
RenaissanceRe Holdings Ltd.	4,372	561
Healthcare Trust of America Inc. Class A	22,211	552
Associated Banc-Corp	22,132	547
Webster Financial Corp.	10,006	546
American Campus Communities Inc.	14,919	544
Omega Healthcare Investors Inc.	21,315	543
CubeSmart	20,190	541
Hudson Pacific Properties Inc.	17,040	538
Old Republic International Corp.	26,755	536
Dun & Bradstreet Corp.	4,237	530
Interactive Brokers Group Inc.	7,576	526
* SLM Corp.	47,756	521
* Howard Hughes Corp.	4,042	518
Brixmor Property Group Inc.	33,341	518
* Brighthouse Financial Inc.	9,485	515
Assurant Inc.	5,895	504
American Homes 4 Rent Class A	26,156	502
Hanover Insurance Group Inc.	4,647	501
Pinnacle Financial Partners Inc.	7,710	498
CyrusOne Inc.	9,900	494
FNB Corp.	35,057	491
* Zillow Group Inc.	10,263	489
Medical Properties Trust Inc.	39,571	485
Highwoods Properties Inc.	11,162	480
Rayonier Inc.	14,120	480
* Equity Commonwealth	15,927	469
* Euronet Worldwide Inc.	5,483	465
Popular Inc.	11,042	464
Colony NorthStar Inc. Class A	59,120	460
BankUnited Inc.	11,389	458
Hospitality Properties Trust	17,798	453
STORE Capital Corp.	18,575	443
Axis Capital Holdings Ltd.	8,957	442
Assured Guaranty Ltd.	12,679	438
Life Storage Inc.	5,335	419
Park Hotels & Resorts Inc.	15,814	411
* CoreLogic Inc.	8,974	408
* Credit Acceptance Corp.	1,274	401
EPR Properties	6,854	395
Apple Hospitality REIT Inc.	23,066	392
Senior Housing Properties Trust	25,837	391
TCF Financial Corp.	17,392	388
Spirit Realty Capital Inc.	49,714	388
Bank of Hawaii Corp.	4,655	382
Taubman Centers Inc.	6,449	377
Navient Corp.	28,667	372
Realogy Holdings Corp.	14,509	371
Legg Mason Inc.	8,944	357
* Zillow Group Inc. Class A	7,497	356
Weingarten Realty Investors	13,105	356
CoreSite Realty Corp.	3,691	346
Chimera Investment Corp.	20,584	345
Federated Investors Inc. Class B	10,360	338

8

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
BGC Partners Inc. Class A	25,277	334
White Mountains Insurance Group Ltd.	413	333
Erie Indemnity Co. Class A	2,711	314
Paramount Group Inc.	22,474	313
Outfront Media Inc.	15,106	310
MFA Financial Inc.	43,474	310
JBG SMITH Properties	9,405	307
Retail Properties of America Inc.	24,677	295
Brandywine Realty Trust	18,779	294
Piedmont Office Realty Trust Inc. Class A	15,924	286
CoreCivic Inc.	13,505	281
Two Harbors Investment Corp.	18,987	279
Uniti Group Inc.	18,100	278
ProAssurance Corp.	5,773	276
Columbia Property Trust Inc.	13,193	275
Corporate Office Properties Trust	10,857	271
Santander Consumer USA Holdings Inc.	16,235	265
BOK Financial Corp.	2,757	260
DDR Corp.	33,340	260
Aspen Insurance Holdings Ltd.	6,492	236
Empire State Realty Trust Inc.	13,971	236
Tanger Factory Outlet Centers Inc.	9,988	223
* OneMain Holdings Inc.	7,221	221
Morningstar Inc.	2,097	196
First Hawaiian Inc.	5,904	164
CNA Financial Corp.	2,992	153
Mercury General Corp.	2,976	136
TFS Financial Corp.	7,327	107
American National Insurance Co.	827	97
* VICI Properties Inc.	596	12
		606,952
Health Care (13.0%)
Johnson & Johnson	300,387	39,014
UnitedHealth Group Inc.	106,924	24,182
Pfizer Inc.	659,531	23,948
AbbVie Inc.	177,537	20,564
Merck & Co. Inc.	304,795	16,526
Amgen Inc.	82,046	15,078
Bristol-Myers Squibb Co.	183,454	12,145
Medtronic plc	151,008	12,064
Gilead Sciences Inc.	145,050	11,420
Abbott Laboratories	188,418	11,367
Thermo Fisher Scientific Inc.	44,535	9,289
Eli Lilly & Co.	109,120	8,404
* Celgene Corp.	86,060	7,498
* Biogen Inc.	23,549	6,805
Anthem Inc.	28,753	6,768
Danaher Corp.	68,668	6,714
Becton Dickinson and Co.	28,914	6,419
Aetna Inc.	35,366	6,262
Stryker Corp.	37,759	6,123
Allergan plc	37,338	5,758
* Intuitive Surgical Inc.	12,332	5,259
Cigna Corp.	26,601	5,211
* Express Scripts Holding Co.	62,933	4,748
* Vertex Pharmaceuticals Inc.	27,994	4,648
Zoetis Inc.	54,600	4,415
Humana Inc.	15,841	4,306
* Boston Scientific Corp.	152,003	4,144
Baxter International Inc.	55,361	3,753
* Illumina Inc.	16,172	3,688
McKesson Corp.	23,538	3,513
HCA Healthcare Inc.	31,745	3,151
* Edwards Lifesciences Corp.	23,190	3,100

9

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* Alexion Pharmaceuticals Inc.	24,201	2,842
* Regeneron Pharmaceuticals Inc.	8,791	2,817
Zimmer Biomet Holdings Inc.	22,452	2,610
Agilent Technologies Inc.	35,878	2,461
Cardinal Health Inc.	35,220	2,438
* Mylan NV	59,332	2,392
* Align Technology Inc.	8,828	2,318
* Cerner Corp.	32,037	2,056
* Laboratory Corp. of America Holdings	11,441	1,976
* Centene Corp.	18,982	1,925
* IDEXX Laboratories Inc.	9,620	1,801
* IQVIA Holdings Inc.	17,828	1,753
AmerisourceBergen Corp. Class A	17,764	1,690
* Incyte Corp.	19,399	1,652
Quest Diagnostics Inc.	15,342	1,581
* BioMarin Pharmaceutical Inc.	19,467	1,580
ResMed Inc.	15,477	1,475
Dentsply Sirona Inc.	25,254	1,416
* Bioverativ Inc.	12,136	1,270
Teleflex Inc.	4,949	1,236
Cooper Cos. Inc.	5,344	1,232
* ABIOMED Inc.	4,546	1,219
* Varian Medical Systems Inc.	10,211	1,219
* DaVita Inc.	16,825	1,212
Perrigo Co. plc	14,861	1,211
* Hologic Inc.	30,932	1,201
* Henry Schein Inc.	17,756	1,175
* Alnylam Pharmaceuticals Inc.	9,453	1,136
Universal Health Services Inc. Class B	9,428	1,077
* Alkermes plc	16,981	969
* WellCare Health Plans Inc.	4,894	949
PerkinElmer Inc.	12,280	937
STERIS plc	9,839	898
* QIAGEN NV	24,784	835
* Exelixis Inc.	32,241	832
* Veeva Systems Inc. Class A	11,829	824
* Neurocrine Biosciences Inc.	9,546	806
* Ionis Pharmaceuticals Inc.	13,593	718
West Pharmaceutical Services Inc.	8,162	712
* Juno Therapeutics Inc.	7,513	652
* Seattle Genetics Inc.	11,582	625
* athenahealth Inc.	4,444	621
* Bio-Rad Laboratories Inc. Class A	2,275	614
Hill-Rom Holdings Inc.	7,156	599
Bio-Techne Corp.	4,062	574
* MEDNAX Inc.	10,399	572
* Charles River Laboratories International Inc.	5,129	547
* United Therapeutics Corp.	4,706	545
* DexCom Inc.	9,689	544
* Envision Healthcare Corp.	13,375	515
* Agios Pharmaceuticals Inc.	5,248	422
Bruker Corp.	11,101	340
* Acadia Healthcare Co. Inc.	8,570	327
Patterson Cos. Inc.	8,878	280
* ACADIA Pharmaceuticals Inc.	10,685	266
* TESARO Inc.	4,072	225
* Premier Inc. Class A	6,120	203
* LifePoint Health Inc.	3,945	182
* Mallinckrodt plc	10,371	173
* Akorn Inc.	9,901	168
* Endo International plc	24,323	153
* OPKO Health Inc.	39,660	134
* Brookdale Senior Living Inc.	20,089	131
* Intercept Pharmaceuticals Inc.	2,161	129

10

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*,^	Intrexon Corp.	6,399	83
*	Quorum Health Corp.	35	—
			374,359
Materials & Processing (3.6%)
	DowDuPont Inc.	259,757	18,261
	Monsanto Co.	48,912	6,034
	Praxair Inc.	31,936	4,782
	LyondellBasell Industries NV Class A	36,074	3,904
	Air Products & Chemicals Inc.	23,726	3,815
	Ecolab Inc.	28,542	3,723
	Sherwin-Williams Co.	9,106	3,657
	PPG Industries Inc.	28,456	3,200
*	Freeport-McMoRan Inc.	150,290	2,795
	International Paper Co.	45,820	2,730
	Ingersoll-Rand plc	27,845	2,473
	Nucor Corp.	35,680	2,333
	Newmont Mining Corp.	59,241	2,263
	WestRock Co.	28,068	1,846
	Fastenal Co.	32,334	1,769
	Vulcan Materials Co.	14,659	1,726
	Eastman Chemical Co.	16,081	1,625
	Ball Corp.	38,836	1,552
	Celanese Corp. Class A	15,170	1,530
	Masco Corp.	36,500	1,501
	Martin Marietta Materials Inc.	7,020	1,432
	Packaging Corp. of America	10,572	1,260
	Albemarle Corp.	12,495	1,255
	International Flavors & Fragrances Inc.	8,860	1,251
	Steel Dynamics Inc.	25,599	1,184
	FMC Corp.	14,771	1,159
	CF Industries Holdings Inc.	25,869	1,067
	Mosaic Co.	38,578	1,015
	Owens Corning	12,177	990
	Chemours Co.	20,449	972
*	Alcoa Corp.	20,253	911
	Lennox International Inc.	4,327	885
	Sealed Air Corp.	19,655	833
	United States Steel Corp.	19,093	831
	Reliance Steel & Aluminum Co.	8,672	782
*	Berry Global Group Inc.	14,200	772
*	Axalta Coating Systems Ltd.	23,826	734
	RPM International Inc.	14,335	713
	Huntsman Corp.	21,967	709
*	Crown Holdings Inc.	14,221	709
	Hexcel Corp.	9,772	657
	Acuity Brands Inc.	4,595	655
	AptarGroup Inc.	6,747	603
	Olin Corp.	18,504	601
	Royal Gold Inc.	7,104	574
	Watsco Inc.	3,315	548
	Graphic Packaging Holding Co.	33,942	520
	Sonoco Products Co.	10,753	516
	Eagle Materials Inc.	5,106	512
	WR Grace & Co.	7,450	493
	Ashland Global Holdings Inc.	6,800	482
	Southern Copper Corp.	8,904	470
	Versum Materials Inc.	11,899	441
	Westlake Chemical Corp.	4,037	437
	Bemis Co. Inc.	9,886	436
	Scotts Miracle-Gro Co.	4,723	424
	Cabot Corp.	6,680	402
*	Owens-Illinois Inc.	17,717	382
	Valmont Industries Inc.	2,526	372
*	Univar Inc.	12,528	361

11

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
NewMarket Corp.	806	337
Timken Co.	7,548	331
* USG Corp.	9,291	311
Domtar Corp.	6,824	305
* Armstrong World Industries Inc.	4,830	291
* Platform Specialty Products Corp.	23,972	250
Silgan Holdings Inc.	8,092	230
Tahoe Resources Inc.	31,266	153
Ardagh Group SA	1,573	29
		103,106
Other (0.0%)[3]
* ADT Inc.	1,950	21

Producer Durables (10.8%)
Boeing Co.	62,009	22,460
3M Co.	64,619	15,218
General Electric Co.	967,415	13,650
Honeywell International Inc.	84,719	12,802
Union Pacific Corp.	87,728	11,427
United Technologies Corp.	83,027	11,187
Accenture plc Class A	69,031	11,115
Lockheed Martin Corp.	27,923	9,841
Caterpillar Inc.	63,213	9,775
United Parcel Service Inc. Class B	76,806	8,019
Raytheon Co.	32,539	7,078
FedEx Corp.	27,500	6,776
General Dynamics Corp.	28,879	6,424
Northrop Grumman Corp.	17,918	6,272
Automatic Data Processing Inc.	49,821	5,745
Deere & Co.	35,357	5,688
Illinois Tool Works Inc.	33,843	5,464
CSX Corp.	94,988	5,103
Emerson Electric Co.	71,423	5,075
Norfolk Southern Corp.	32,172	4,475
Waste Management Inc.	48,280	4,168
Eaton Corp. plc	49,675	4,009
Delta Air Lines Inc.	72,697	3,918
Johnson Controls International plc	104,080	3,837
Southwest Airlines Co.	62,018	3,587
Roper Technologies Inc.	11,185	3,077
Cummins Inc.	17,667	2,971
PACCAR Inc.	38,240	2,738
Stanley Black & Decker Inc.	17,022	2,710
Fortive Corp.	34,263	2,631
Parker-Hannifin Corp.	14,653	2,615
American Airlines Group Inc.	48,040	2,606
Rockwell Automation Inc.	14,299	2,585
Rockwell Collins Inc.	18,039	2,484
Paychex Inc.	36,014	2,346
* United Continental Holdings Inc.	30,006	2,034
AMETEK Inc.	25,041	1,897
L3 Technologies Inc.	8,854	1,838
Textron Inc.	29,280	1,752
* Waters Corp.	8,543	1,748
* Mettler-Toledo International Inc.	2,818	1,737
Dover Corp.	17,078	1,710
* Verisk Analytics Inc. Class A	16,710	1,708
Republic Services Inc. Class A	25,362	1,704
* United Rentals Inc.	9,395	1,645
Cintas Corp.	9,634	1,644
TransDigm Group Inc.	5,329	1,536
WW Grainger Inc.	5,784	1,513
Xylem Inc.	20,113	1,500
CH Robinson Worldwide Inc.	15,709	1,467

12

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* CoStar Group Inc.	3,928	1,344
* XPO Logistics Inc.	13,109	1,290
Pentair plc	18,782	1,290
Huntington Ingalls Industries Inc.	4,913	1,287
Expeditors International of Washington Inc.	19,522	1,268
Spirit AeroSystems Holdings Inc. Class A	12,983	1,185
Kansas City Southern	11,365	1,171
Arconic Inc.	47,870	1,168
Avery Dennison Corp.	9,858	1,165
JB Hunt Transport Services Inc.	9,767	1,158
IDEX Corp.	8,402	1,149
* Trimble Inc.	28,138	1,067
* Copart Inc.	22,494	1,053
AO Smith Corp.	15,940	1,023
Snap-on Inc.	6,377	1,015
* Sensata Technologies Holding NV	18,610	984
* Keysight Technologies Inc.	20,880	982
Old Dominion Freight Line Inc.	6,725	934
Fluor Corp.	16,281	926
Allegion plc	10,493	883
Nordson Corp.	6,523	875
ManpowerGroup Inc.	7,353	871
Orbital ATK Inc.	6,491	857
Alaska Air Group Inc.	13,199	851
Jacobs Engineering Group Inc.	13,575	829
Graco Inc.	18,667	828
* Zebra Technologies Corp.	5,726	791
Hubbell Inc. Class B	5,985	784
Wabtec Corp.	9,613	782
Robert Half International Inc.	13,544	773
Xerox Corp.	25,117	762
* Middleby Corp.	6,228	749
* HD Supply Holdings Inc.	20,482	742
FLIR Systems Inc.	15,098	741
* JetBlue Airways Corp.	35,162	740
Toro Co.	11,565	735
* Teledyne Technologies Inc.	3,818	710
Carlisle Cos. Inc.	6,692	689
Donaldson Co. Inc.	14,309	679
BWX Technologies Inc.	10,301	649
Oshkosh Corp.	8,170	645
* AECOM	17,639	626
Flowserve Corp.	14,303	606
Booz Allen Hamilton Holding Corp. Class A	15,578	591
National Instruments Corp.	11,577	585
* Stericycle Inc.	9,048	567
Lincoln Electric Holdings Inc.	6,452	565
* Quanta Services Inc.	16,141	556
Allison Transmission Holdings Inc.	13,630	540
Trinity Industries Inc.	16,485	538
Genpact Ltd.	17,072	536
Rollins Inc.	10,489	527
HEICO Corp. Class A	7,151	518
Crane Co.	5,465	505
Landstar System Inc.	4,581	498
ITT Inc.	9,695	487
AGCO Corp.	7,298	486
* Genesee & Wyoming Inc. Class A	6,703	466
Copa Holdings SA Class A	3,404	463
Air Lease Corp. Class A	10,551	461
* Kirby Corp.	5,854	439
Ryder System Inc.	5,773	418
MSC Industrial Direct Co. Inc. Class A	4,771	417
* Conduent Inc.	20,705	391

13

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Macquarie Infrastructure Corp.	8,747	354
Regal Beloit Corp.	4,895	354
Terex Corp.	8,488	352
* WESCO International Inc.	5,123	319
* Colfax Corp.	9,642	307
* Spirit Airlines Inc.	7,616	303
* Clean Harbors Inc.	5,723	286
* Welbilt Inc.	14,079	279
HEICO Corp.	3,189	273
Pitney Bowes Inc.	20,360	252
* Gardner Denver Holdings Inc.	7,058	226
		308,824
Technology (21.0%)
Apple Inc.	572,503	101,974
Microsoft Corp.	835,960	78,388
* Facebook Inc. Class A	259,929	46,351
* Alphabet Inc. Class C	34,070	37,638
* Alphabet Inc. Class A	32,801	36,210
Intel Corp.	525,650	25,909
Cisco Systems Inc.	552,893	24,759
Oracle Corp.	324,516	16,443
NVIDIA Corp.	63,259	15,309
International Business Machines Corp.	94,211	14,681
Texas Instruments Inc.	111,185	12,047
* Adobe Systems Inc.	55,232	11,551
Broadcom Ltd.	45,219	11,145
QUALCOMM Inc.	164,885	10,718
* salesforce.com Inc.	74,980	8,716
Applied Materials Inc.	118,591	6,830
Activision Blizzard Inc.	82,169	6,009
* Micron Technology Inc.	121,152	5,913
Cognizant Technology Solutions Corp. Class A	65,157	5,344
* NXP Semiconductors NV	38,023	4,740
Intuit Inc.	26,988	4,503
HP Inc.	185,593	4,341
* Electronic Arts Inc.	33,251	4,113
Analog Devices Inc.	40,636	3,663
Lam Research Corp.	17,926	3,439
Hewlett Packard Enterprise Co.	180,245	3,351
DXC Technology Co.	31,336	3,213
Amphenol Corp. Class A	33,161	3,031
* ServiceNow Inc.	18,620	2,998
* Red Hat Inc.	19,744	2,910
Western Digital Corp.	32,932	2,866
Corning Inc.	95,735	2,784
* Autodesk Inc.	23,219	2,728
* Twitter Inc.	74,172	2,363
Microchip Technology Inc.	25,357	2,255
Skyworks Solutions Inc.	20,584	2,249
Harris Corp.	13,291	2,075
* IHS Markit Ltd.	42,906	2,019
Xilinx Inc.	27,785	1,980
KLA-Tencor Corp.	17,300	1,960
Motorola Solutions Inc.	18,303	1,943
Maxim Integrated Products Inc.	31,450	1,917
* Workday Inc. Class A	14,881	1,885
NetApp Inc.	30,339	1,837
Symantec Corp.	68,312	1,796
* Palo Alto Networks Inc.	9,943	1,724
* Dell Technologies Inc. Class V	22,626	1,681
* Arista Networks Inc.	5,892	1,589
* Citrix Systems Inc.	16,900	1,555
* ANSYS Inc.	9,509	1,521
* Splunk Inc.	15,592	1,453

14

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Synopsys Inc.	16,748	1,418
*	Take-Two Interactive Software Inc.	12,258	1,371
*	Akamai Technologies Inc.	18,548	1,251
	CDW Corp.	16,776	1,223
	CA Inc.	34,617	1,215
*	Cadence Design Systems Inc.	30,873	1,197
*	IAC/InterActiveCorp	7,651	1,139
*	Qorvo Inc.	14,116	1,139
*,^	Advanced Micro Devices Inc.	92,546	1,121
*	Gartner Inc.	9,822	1,114
*	VeriSign Inc.	9,563	1,109
*	ON Semiconductor Corp.	45,690	1,093
	Juniper Networks Inc.	42,039	1,079
*	F5 Networks Inc.	7,170	1,065
	Amdocs Ltd.	15,828	1,041
*	VMware Inc. Class A	7,903	1,041
	Marvell Technology Group Ltd.	43,771	1,028
	Leidos Holdings Inc.	16,020	1,014
	Cognex Corp.	18,599	999
*	IPG Photonics Corp.	4,026	989
	Teradyne Inc.	21,760	988
	CDK Global Inc.	14,043	964
	SS&C Technologies Holdings Inc.	19,410	961
*	PTC Inc.	12,956	956
*	GoDaddy Inc. Class A	15,081	902
*	Microsemi Corp.	12,872	835
*	CommScope Holding Co. Inc.	21,249	823
*	Fortinet Inc.	15,893	802
*	Arrow Electronics Inc.	9,667	789
*	Tyler Technologies Inc.	3,777	767
*	Ultimate Software Group Inc.	3,128	746
	CSRA Inc.	17,734	719
*	Guidewire Software Inc.	8,255	663
*	Cavium Inc.	7,402	659
	LogMeIn Inc.	5,676	656
	Cypress Semiconductor Corp.	35,919	628
	Universal Display Corp.	4,615	599
*	Black Knight Inc.	12,244	583
*	Coherent Inc.	2,730	571
*	Tableau Software Inc. Class A	6,983	570
	Avnet Inc.	13,158	562
	DST Systems Inc.	6,541	544
*	Atlassian Corp. plc Class A	9,993	543
	Sabre Corp.	22,493	517
	Jabil Inc.	18,792	509
*	Nuance Communications Inc.	31,300	503
*	ARRIS International plc	19,343	493
*	Teradata Corp.	13,214	487
*	NCR Corp.	13,787	455
	Dolby Laboratories Inc. Class A	5,956	384
*	FireEye Inc.	21,070	350
*	Manhattan Associates Inc.	7,839	330
*	EchoStar Corp. Class A	5,136	298
*	Zynga Inc. Class A	84,945	294
*	Match Group Inc.	4,492	180
	Switch Inc.	3,873	53
			602,746
Utilities (4.5%)
	AT&T Inc.	685,662	24,890
	Verizon Communications Inc.	459,075	21,916
	NextEra Energy Inc.	52,048	7,919
	Duke Energy Corp.	78,028	5,879
	Dominion Energy Inc.	71,516	5,297
	Southern Co.	110,667	4,765

15

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

					Market
					Value
				Shares	($000)
	Exelon Corp.			106,757	3,954
	American Electric Power Co. Inc.			54,732	3,589
	Sempra Energy			27,955	3,047
	Public Service Enterprise Group Inc.			56,502	2,736
	Consolidated Edison Inc.			34,707	2,599
	Xcel Energy Inc.			56,141	2,430
	PG&E Corp.			57,641	2,369
	PPL Corp.			76,522	2,192
	Edison International			35,145	2,129
	WEC Energy Group Inc.			35,220	2,110
	Eversource Energy			35,395	2,018
	DTE Energy Co.			19,945	2,010
*	T-Mobile US Inc.			32,718	1,983
	CenturyLink Inc.			107,381	1,897
	FirstEnergy Corp.			49,344	1,595
	American Water Works Co. Inc.			19,989	1,586
	Entergy Corp.			19,868	1,506
	Ameren Corp.			27,559	1,496
	CenterPoint Energy Inc.			48,418	1,310
	CMS Energy Corp.			30,713	1,304
	Alliant Energy Corp.			26,525	1,025
	Pinnacle West Capital Corp.			12,187	938
	Atmos Energy Corp.			11,440	921
	NiSource Inc.			36,985	855
	NRG Energy Inc.			32,968	853
	UGI Corp.			19,054	821
	AES Corp.			74,881	814
	Westar Energy Inc. Class A			15,610	761
*	Zayo Group Holdings Inc.			20,756	744
	Great Plains Energy Inc.			23,625	689
	OGE Energy Corp.			21,914	687
	Aqua America Inc.			19,662	672
*	Calpine Corp.			39,348	599
	SCANA Corp.			14,432	573
	MDU Resources Group Inc.			21,356	561
	Vectren Corp.			9,088	548
*	Vistra Energy Corp.			26,943	511
	National Fuel Gas Co.			8,589	425
	Hawaiian Electric Industries Inc.			11,950	394
*	Sprint Corp.			69,589	361
	Telephone & Data Systems Inc.			11,169	313
	Avangrid Inc.			6,272	304
*	United States Cellular Corp.			1,317	51
					128,946
Total Common Stocks (Cost $2,126,515)					2,861,844

		Coupon
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
4,5	Vanguard Market Liquidity Fund	1.601%		36,769	3,677

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
6	United States Treasury Bill	1.475%	6/21/18	500	497
Total Temporary Cash Investments (Cost $4,174)					4,174

16

Vanguard® Russell 1000 Index Fund
Schedule of Investments
February 28, 2018

Total Investments (99.9%) (Cost $2,130,689)	2,866,018
Other Assets and Liabilities—Net (0.1%)[5]	2,551
Net Assets (100%)	2,868,569

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,553,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $2,697,000 of collateral received for securities on loan.
6 Securities with a value of $423,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

17

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (8.4%)
Walmart Inc.	332,189	29,900
Time Warner Inc.	179,716	16,706
General Motors Co.	298,420	11,743
Walt Disney Co.	113,140	11,671
* eBay Inc.	225,447	9,663
Target Corp.	127,623	9,624
Ford Motor Co.	901,569	9,566
Twenty-First Century Fox Inc. Class A	228,382	8,409
Carnival Corp.	94,191	6,302
Royal Caribbean Cruises Ltd.	39,538	5,005
* Charter Communications Inc. Class A	13,900	4,753
Best Buy Co. Inc.	59,679	4,323
Dollar General Corp.	39,372	3,724
MGM Resorts International	106,488	3,645
Twenty-First Century Fox Inc.	96,348	3,509
Lennar Corp. Class A	58,130	3,289
* Mohawk Industries Inc.	13,352	3,203
Comcast Corp. Class A	80,389	2,911
Newell Brands Inc.	112,136	2,881
Tapestry Inc.	54,408	2,770
Viacom Inc. Class B	82,312	2,744
Nielsen Holdings plc	82,040	2,677
* Norwegian Cruise Line Holdings Ltd.	46,118	2,624
PVH Corp.	17,895	2,582
Kohl's Corp.	38,910	2,572
Tiffany & Co.	24,820	2,508
Whirlpool Corp.	14,989	2,435
* LKQ Corp.	60,679	2,396
L Brands Inc.	46,482	2,293
BorgWarner Inc.	43,782	2,149
Coty Inc. Class A	108,443	2,095
Macy's Inc.	70,524	2,074
* Michael Kors Holdings Ltd.	30,849	1,941
* Liberty Broadband Corp.	21,764	1,913
Genuine Parts Co.	20,700	1,901
* Liberty Media Corp-Liberty SiriusXM Class C	41,844	1,747
Gap Inc.	52,437	1,656
Garmin Ltd.	27,896	1,653
Goodyear Tire & Rubber Co.	57,006	1,650
News Corp. Class A	98,225	1,584
DR Horton Inc.	35,272	1,478
VF Corp.	19,492	1,453
Advance Auto Parts Inc.	12,117	1,384
Aramark	32,486	1,355
Ralph Lauren Corp. Class A	12,793	1,354
Adient plc	21,764	1,351
PulteGroup Inc.	45,067	1,265
* Liberty Media Corp-Liberty Formula One	37,535	1,236
Foot Locker Inc.	26,353	1,210
* Discovery Communications Inc.	51,363	1,180
* Liberty Interactive Corp. QVC Group Class A	39,000	1,126
H&R Block Inc.	41,004	1,039
Cinemark Holdings Inc.	24,236	1,031
Mattel Inc.	63,108	1,003
* Liberty Ventures Class A	18,121	970
* Madison Square Garden Co. Class A	3,861	943
* Liberty Media Corp-Liberty SiriusXM Class A	19,737	828
Williams-Sonoma Inc.	15,895	823
Toll Brothers Inc.	18,460	809
* Burlington Stores Inc.	6,575	806
* Hyatt Hotels Corp. Class A	10,426	806

18

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Scripps Networks Interactive Inc. Class A	8,834	794
	Tribune Media Co. Class A	18,710	780
*	Discovery Communications Inc. Class A	30,423	740
*	Liberty Broadband Corp. Class A	8,009	700
	Signet Jewelers Ltd.	13,825	695
*	Skechers U.S.A. Inc. Class A	16,926	693
	Bed Bath & Beyond Inc.	31,888	684
	International Game Technology plc	25,313	671
*,^	AutoNation Inc.	13,254	665
*	Urban Outfitters Inc.	18,604	657
	John Wiley & Sons Inc. Class A	10,100	649
	TEGNA Inc.	48,783	627
*	AutoZone Inc.	925	615
	Hasbro Inc.	6,296	602
	Graham Holdings Co. Class B	988	573
*	Murphy USA Inc.	7,455	560
	Gentex Corp.	23,440	532
*	TripAdvisor Inc.	13,187	529
	Yum China Holdings Inc.	11,498	498
	Lear Corp.	2,616	488
*	DISH Network Corp. Class A	11,517	480
	Hilton Worldwide Holdings Inc.	5,906	477
	Harley-Davidson Inc.	10,245	465
	Regal Entertainment Group Class A	19,017	437
	Extended Stay America Inc.	19,734	395
	AMERCO	1,134	390
*	Liberty Expedia Holdings Inc. Class A	9,852	387
	Penske Automotive Group Inc.	8,172	374
*	Liberty Media Corp-Liberty Formula One Class A	11,766	371
	GameStop Corp. Class A	22,600	355
	Interpublic Group of Cos. Inc.	13,841	324
*	Tempur Sealy International Inc.	6,465	320
*	Sally Beauty Holdings Inc.	18,590	313
	News Corp. Class B	17,670	290
*	Dollar Tree Inc.	2,782	286
	Leggett & Platt Inc.	5,846	254
	Brunswick Corp.	3,944	226
*	Lions Gate Entertainment Corp. Class B	8,389	225
	Lennar Corp. Class B	4,541	206
*	Under Armour Inc. Class A	11,753	195
*	Under Armour Inc.	10,984	165
	Fortune Brands Home & Security Inc.	2,432	147
	Dick's Sporting Goods Inc.	4,501	144
*	Michaels Cos. Inc.	5,808	134
^	Sirius XM Holdings Inc.	18,309	115
*	Lions Gate Entertainment Corp. Class A	3,941	111
	Viacom Inc. Class A	1,573	61
			240,640
Consumer Staples (7.0%)
	Procter & Gamble Co.	561,850	44,117
	Philip Morris International Inc.	326,630	33,823
	CVS Health Corp.	235,294	15,937
	Mondelez International Inc. Class A	338,959	14,880
	Colgate-Palmolive Co.	167,571	11,557
	Walgreens Boots Alliance Inc.	164,502	11,333
	Coca-Cola Co.	223,802	9,673
	Kraft Heinz Co.	138,938	9,316
	Archer-Daniels-Midland Co.	127,134	5,279
	Tyson Foods Inc. Class A	64,503	4,798
	PepsiCo Inc.	43,026	4,721
	Conagra Brands Inc.	90,748	3,279
	JM Smucker Co.	25,609	3,234
	Molson Coors Brewing Co. Class B	39,910	3,043
	Kroger Co.	94,520	2,563

19

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Bunge Ltd.	32,363	2,441
Ingredion Inc.	16,425	2,146
Hormel Foods Corp.	61,995	2,012
General Mills Inc.	37,920	1,917
* US Foods Holding Corp.	47,288	1,579
Pinnacle Foods Inc.	27,435	1,480
Lamb Weston Holdings Inc.	25,705	1,390
Kimberly-Clark Corp.	12,166	1,349
* Post Holdings Inc.	14,747	1,118
Casey's General Stores Inc.	8,835	992
Flowers Foods Inc.	40,847	847
* Hain Celestial Group Inc.	23,061	802
* Edgewell Personal Care Co.	13,329	668
Campbell Soup Co.	14,002	603
Nu Skin Enterprises Inc. Class A	8,553	602
Clorox Co.	4,332	559
* TreeHouse Foods Inc.	8,902	338
Hershey Co.	3,355	330
Kellogg Co.	4,577	303
* Rite Aid Corp.	127,601	251
Seaboard Corp.	59	239
Brown-Forman Corp. Class A	1,818	124
Brown-Forman Corp. Class B	1,444	101
* Pilgrim's Pride Corp.	1,309	33
		199,777
Energy (10.3%)
Exxon Mobil Corp.	980,783	74,285
Chevron Corp.	437,327	48,946
Schlumberger Ltd.	322,168	21,147
ConocoPhillips	277,071	15,048
EOG Resources Inc.	121,364	12,309
Occidental Petroleum Corp.	176,777	11,597
Valero Energy Corp.	101,178	9,149
Phillips 66	100,856	9,114
Anadarko Petroleum Corp.	126,201	7,199
Kinder Morgan Inc.	444,299	7,198
Marathon Petroleum Corp.	111,818	7,163
Pioneer Natural Resources Co.	39,032	6,644
* Concho Resources Inc.	33,933	5,117
Williams Cos. Inc.	162,924	4,523
Devon Energy Corp.	112,395	3,447
Noble Energy Inc.	112,515	3,356
Andeavor	35,922	3,219
National Oilwell Varco Inc.	87,702	3,077
Halliburton Co.	64,574	2,998
Hess Corp.	65,177	2,960
Apache Corp.	84,125	2,873
Marathon Oil Corp.	195,264	2,835
Baker Hughes a GE Co.	98,548	2,602
EQT Corp.	46,638	2,346
Targa Resources Corp.	48,713	2,175
* Diamondback Energy Inc.	17,445	2,174
HollyFrontier Corp.	40,922	1,753
Helmerich & Payne Inc.	24,263	1,566
* WPX Energy Inc.	91,951	1,299
* Energen Corp.	22,116	1,210
* First Solar Inc.	18,832	1,184
Valvoline Inc.	46,696	1,070
Murphy Oil Corp.	38,036	964
Patterson-UTI Energy Inc.	47,439	857
* Cheniere Energy Inc.	15,854	833
CNX Resources Corp.	51,811	833
* Transocean Ltd.	91,048	829
Cabot Oil & Gas Corp.	30,901	747

20

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	PBF Energy Inc. Class A	24,846	728
	Range Resources Corp.	52,190	694
*,^	Centennial Resource Development Inc. Class A	30,927	590
*	RSP Permian Inc.	14,864	569
*	Whiting Petroleum Corp.	20,458	557
*	Chesapeake Energy Corp.	192,209	542
*	Continental Resources Inc.	11,274	536
*	Weatherford International plc	200,698	528
*	Antero Resources Corp.	26,531	499
	SM Energy Co.	25,981	476
*	QEP Resources Inc.	54,404	469
*	Parsley Energy Inc. Class A	17,956	454
	Nabors Industries Ltd.	70,014	453
	Oceaneering International Inc.	22,320	410
*	Southwestern Energy Co.	114,808	410
	World Fuel Services Corp.	15,426	352
*	Extraction Oil & Gas Inc.	27,435	331
*	Gulfport Energy Corp.	32,589	316
*	Kosmos Energy Ltd.	54,189	292
*	CONSOL Energy Inc.	6,477	205
	Cimarex Energy Co.	1,857	178
	RPC Inc.	1,252	25
			296,260
Financial Services (32.2%)
	JPMorgan Chase & Co.	798,747	92,255
*	Berkshire Hathaway Inc. Class B	444,737	92,150
	Bank of America Corp.	2,243,021	72,001
	Wells Fargo & Co.	1,023,835	59,802
	Citigroup Inc.	611,917	46,194
	Goldman Sachs Group Inc.	81,301	21,376
	US Bancorp	360,479	19,596
	PNC Financial Services Group Inc.	111,784	17,624
	Morgan Stanley	298,340	16,713
	American Express Co.	166,607	16,246
	BlackRock Inc.	28,731	15,786
	Chubb Ltd.	107,456	15,250
	Bank of New York Mellon Corp.	229,466	13,086
	CME Group Inc.	78,235	13,000
	Prudential Financial Inc.	99,271	10,554
	American International Group Inc.	182,935	10,489
	Capital One Financial Corp.	104,067	10,191
	BB&T Corp.	182,246	9,905
	MetLife Inc.	209,048	9,656
	Travelers Cos. Inc.	63,825	8,872
	State Street Corp.	82,349	8,741
	Aflac Inc.	89,857	7,986
	SunTrust Banks Inc.	110,405	7,711
	Prologis Inc.	122,110	7,410
	Synchrony Financial	181,724	6,613
	Discover Financial Services	83,704	6,598
	M&T Bank Corp.	32,569	6,183
	Weyerhaeuser Co.	172,619	6,047
	Allstate Corp.	60,732	5,603
	Fifth Third Bancorp	162,470	5,370
	KeyCorp	246,412	5,207
	Intercontinental Exchange Inc.	70,928	5,183
	Regions Financial Corp.	266,978	5,182
	T. Rowe Price Group Inc.	45,829	5,128
	Northern Trust Corp.	48,217	5,105
	Citizens Financial Group Inc.	114,726	4,989
	AvalonBay Communities Inc.	31,974	4,989
	Equity Residential	82,833	4,658
	Willis Towers Watson plc	29,144	4,602
	Welltower Inc.	85,665	4,497

21

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Hartford Financial Services Group Inc.	81,936	4,330
Ventas Inc.	82,075	3,966
Huntington Bancshares Inc.	249,357	3,915
Comerica Inc.	39,801	3,869
Principal Financial Group Inc.	61,855	3,855
Lincoln National Corp.	50,307	3,832
Boston Properties Inc.	30,261	3,597
* Markel Corp.	3,162	3,516
Essex Property Trust Inc.	15,095	3,379
* E*TRADE Financial Corp.	62,330	3,255
Realty Income Corp.	65,234	3,208
Fidelity National Information Services Inc.	32,644	3,172
Loews Corp.	64,130	3,164
Host Hotels & Resorts Inc.	168,635	3,130
GGP Inc.	143,032	3,028
Franklin Resources Inc.	77,005	2,978
Charles Schwab Corp.	56,071	2,973
Ally Financial Inc.	103,757	2,895
Unum Group	52,504	2,676
Annaly Capital Management Inc.	264,517	2,653
Alexandria Real Estate Equities Inc.	21,859	2,652
Cincinnati Financial Corp.	35,337	2,636
Vornado Realty Trust	39,650	2,636
Invesco Ltd.	78,768	2,563
Zions Bancorporation	46,370	2,549
Affiliated Managers Group Inc.	12,855	2,434
FNF Group	60,409	2,412
HCP Inc.	108,070	2,339
Reinsurance Group of America Inc. Class A	14,787	2,274
Torchmark Corp.	26,629	2,273
Everest Re Group Ltd.	9,365	2,250
Mid-America Apartment Communities Inc.	25,948	2,227
* Arch Capital Group Ltd.	24,640	2,174
SL Green Realty Corp.	22,192	2,151
Nasdaq Inc.	26,257	2,120
Raymond James Financial Inc.	22,653	2,100
* Alleghany Corp.	3,417	2,071
UDR Inc.	61,070	2,053
Duke Realty Corp.	82,527	2,044
East West Bancorp Inc.	30,871	2,024
Regency Centers Corp.	34,409	2,000
Voya Financial Inc.	38,971	1,988
Macerich Co.	31,338	1,847
American Financial Group Inc.	16,106	1,817
* CBRE Group Inc. Class A	38,382	1,794
Jones Lang LaSalle Inc.	10,477	1,683
XL Group Ltd.	39,685	1,679
Camden Property Trust	20,857	1,663
AGNC Investment Corp.	90,585	1,625
CIT Group Inc.	30,146	1,599
VEREIT Inc.	228,234	1,563
People's United Financial Inc.	80,838	1,547
PacWest Bancorp	29,586	1,543
Sun Communities Inc.	17,555	1,537
WR Berkley Corp.	22,096	1,511
Kilroy Realty Corp.	22,107	1,505
New York Community Bancorp Inc.	110,199	1,501
Invitation Homes Inc.	67,107	1,460
First American Financial Corp.	24,939	1,447
WP Carey Inc.	24,042	1,441
Kimco Realty Corp.	96,092	1,438
Brown & Brown Inc.	27,173	1,430
Apartment Investment & Management Co.	35,812	1,384
Leucadia National Corp.	56,611	1,358

22

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Cullen/Frost Bankers Inc.	12,989	1,351
Synovus Financial Corp.	27,266	1,344
Liberty Property Trust	33,853	1,329
National Retail Properties Inc.	34,955	1,302
First Horizon National Corp.	66,765	1,272
Commerce Bancshares Inc.	21,499	1,242
Forest City Realty Trust Inc. Class A	57,916	1,232
New Residential Investment Corp.	75,910	1,224
Validus Holdings Ltd.	17,921	1,212
DCT Industrial Trust Inc.	21,258	1,177
Starwood Property Trust Inc.	57,878	1,172
* Athene Holding Ltd. Class A	24,633	1,163
Healthcare Trust of America Inc. Class A	46,450	1,154
Federal Realty Investment Trust	10,122	1,153
American Campus Communities Inc.	31,492	1,149
Webster Financial Corp.	21,013	1,147
Prosperity Bancshares Inc.	15,179	1,138
Omega Healthcare Investors Inc.	44,524	1,134
Interactive Brokers Group Inc.	16,165	1,122
Digital Realty Trust Inc.	11,113	1,118
Old Republic International Corp.	55,709	1,116
RenaissanceRe Holdings Ltd.	8,677	1,113
* SLM Corp.	100,853	1,100
Brixmor Property Group Inc.	69,600	1,082
Hanover Insurance Group Inc.	9,950	1,074
* Howard Hughes Corp.	8,357	1,071
FNB Corp.	75,545	1,059
Gaming and Leisure Properties Inc.	31,720	1,055
American Homes 4 Rent Class A	54,794	1,051
Rayonier Inc.	30,573	1,039
* Brighthouse Financial Inc.	19,012	1,032
Simon Property Group Inc.	6,694	1,028
Medical Properties Trust Inc.	82,913	1,017
Hudson Pacific Properties Inc.	32,072	1,013
Highwoods Properties Inc.	23,489	1,010
Popular Inc.	23,619	992
BankUnited Inc.	24,356	980
Associated Banc-Corp	38,811	959
Colony NorthStar Inc. Class A	122,893	956
Hospitality Properties Trust	37,522	955
Axis Capital Holdings Ltd.	18,905	933
STORE Capital Corp.	38,993	930
Assured Guaranty Ltd.	26,590	919
Arthur J Gallagher & Co.	12,785	884
Park Hotels & Resorts Inc.	33,045	859
Assurant Inc.	9,872	844
Senior Housing Properties Trust	54,690	828
* Equity Commonwealth	28,034	825
Life Storage Inc.	10,497	825
Apple Hospitality REIT Inc.	48,277	820
EPR Properties	14,221	820
Spirit Realty Capital Inc.	104,832	818
TCF Financial Corp.	36,136	806
Bank of Hawaii Corp.	9,736	798
Realogy Holdings Corp.	30,972	791
* SVB Financial Group	3,128	779
Navient Corp.	59,481	771
Weingarten Realty Investors	28,144	764
* Signature Bank	5,077	742
Bank of the Ozarks	14,766	737
Chimera Investment Corp.	43,213	724
Pinnacle Financial Partners Inc.	11,061	714
First Republic Bank	7,359	683
Paramount Group Inc.	48,640	679

23

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
White Mountains Insurance Group Ltd.	804	649
JBG SMITH Properties	19,615	640
Dun & Bradstreet Corp.	5,065	633
MFA Financial Inc.	88,945	633
Retail Properties of America Inc.	52,098	623
Brandywine Realty Trust	39,544	619
Piedmont Office Realty Trust Inc. Class A	33,705	605
Two Harbors Investment Corp.	40,802	599
Legg Mason Inc.	14,730	588
Uniti Group Inc.	37,897	582
ProAssurance Corp.	12,157	581
Columbia Property Trust Inc.	27,195	566
* Western Alliance Bancorp	9,667	565
Corporate Office Properties Trust	22,616	564
CoreCivic Inc.	26,821	558
Outfront Media Inc.	27,168	557
Santander Consumer USA Holdings Inc.	33,839	553
Ameriprise Financial Inc.	3,485	545
DDR Corp.	69,765	544
BOK Financial Corp.	5,731	541
BGC Partners Inc. Class A	39,890	527
Empire State Realty Trust Inc.	30,563	515
Federated Investors Inc. Class B	15,804	515
Tanger Factory Outlet Centers Inc.	20,094	449
* OneMain Holdings Inc.	14,440	443
Taubman Centers Inc.	6,777	396
* CoreLogic Inc.	8,066	367
Extra Space Storage Inc.	4,300	366
CubeSmart	13,584	364
TD Ameritrade Holding Corp.	6,118	352
Aspen Insurance Holdings Ltd.	9,247	337
First Hawaiian Inc.	12,104	336
* Zillow Group Inc.	6,875	328
CNA Financial Corp.	6,341	324
Mercury General Corp.	6,417	293
* WEX Inc.	1,818	272
Douglas Emmett Inc.	7,305	261
Iron Mountain Inc.	8,050	253
* Zillow Group Inc. Class A	4,780	227
American National Insurance Co.	1,711	200
Erie Indemnity Co. Class A	1,599	185
TFS Financial Corp.	11,579	170
Lazard Ltd. Class A	2,850	154
Lamar Advertising Co. Class A	2,166	144
CyrusOne Inc.	2,765	138
* Credit Acceptance Corp.	239	75
Morningstar Inc.	341	32
* VICI Properties Inc.	373	7
		924,186
Health Care (13.7%)
Johnson & Johnson	528,371	68,625
Pfizer Inc.	1,368,489	49,690
Merck & Co. Inc.	598,670	32,460
Abbott Laboratories	390,838	23,579
Medtronic plc	290,924	23,242
Amgen Inc.	121,094	22,253
Anthem Inc.	59,406	13,983
Danaher Corp.	141,598	13,845
Bristol-Myers Squibb Co.	193,473	12,808
Allergan plc	77,775	11,994
Thermo Fisher Scientific Inc.	50,672	10,569
* Express Scripts Holding Co.	122,028	9,207
Aetna Inc.	50,076	8,866
Baxter International Inc.	104,713	7,098

24

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Gilead Sciences Inc.	85,941	6,766
McKesson Corp.	43,871	6,547
HCA Healthcare Inc.	61,203	6,074
Zimmer Biomet Holdings Inc.	46,774	5,437
Cardinal Health Inc.	72,904	5,046
* Mylan NV	123,506	4,980
* Laboratory Corp. of America Holdings	23,571	4,071
Agilent Technologies Inc.	56,354	3,865
* Centene Corp.	34,362	3,485
Quest Diagnostics Inc.	31,603	3,257
Dentsply Sirona Inc.	52,160	2,924
* DaVita Inc.	35,263	2,540
Perrigo Co. plc	30,385	2,475
Universal Health Services Inc. Class B	19,698	2,250
Teleflex Inc.	8,684	2,170
STERIS plc	19,384	1,770
PerkinElmer Inc.	20,515	1,566
Cigna Corp.	6,949	1,361
* Juno Therapeutics Inc.	15,631	1,356
* Bio-Rad Laboratories Inc. Class A	4,874	1,316
* IQVIA Holdings Inc.	12,539	1,233
* QIAGEN NV	35,071	1,182
* MEDNAX Inc.	21,252	1,168
* Alexion Pharmaceuticals Inc.	9,796	1,151
* United Therapeutics Corp.	9,886	1,145
* Hologic Inc.	27,419	1,065
* Envision Healthcare Corp.	27,441	1,056
* Biogen Inc.	2,905	840
* Acadia Healthcare Co. Inc.	17,845	680
Cooper Cos. Inc.	2,425	559
Patterson Cos. Inc.	16,996	537
Humana Inc.	1,947	529
Bruker Corp.	15,124	464
* Mallinckrodt plc	21,171	353
* LifePoint Health Inc.	7,040	325
* Endo International plc	50,755	320
* Premier Inc. Class A	9,536	316
* Alnylam Pharmaceuticals Inc.	2,507	301
* Brookdale Senior Living Inc.	41,885	274
* OPKO Health Inc.	66,930	227
* WellCare Health Plans Inc.	851	165
Hill-Rom Holdings Inc.	1,000	84
* Agios Pharmaceuticals Inc.	911	73
* Intrexon Corp.	3,329	43
* Akorn Inc.	622	11
		391,576
Materials & Processing (3.3%)
DowDuPont Inc.	282,157	19,836
Air Products & Chemicals Inc.	49,605	7,976
Nucor Corp.	74,538	4,875
Newmont Mining Corp.	123,089	4,702
* Freeport-McMoRan Inc.	250,934	4,667
LyondellBasell Industries NV Class A	42,187	4,565
WestRock Co.	57,828	3,803
Eastman Chemical Co.	33,955	3,432
Ingersoll-Rand plc	28,707	2,549
CF Industries Holdings Inc.	53,807	2,219
Mosaic Co.	80,985	2,132
Steel Dynamics Inc.	45,634	2,111
Owens Corning	25,550	2,077
Albemarle Corp.	20,623	2,071
* Alcoa Corp.	42,661	1,918
United States Steel Corp.	40,206	1,749
Reliance Steel & Aluminum Co.	16,221	1,463

25

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Ball Corp.	35,799	1,430
Celanese Corp. Class A	12,516	1,262
Olin Corp.	38,309	1,245
Praxair Inc.	8,076	1,209
Sonoco Products Co.	22,769	1,092
Masco Corp.	24,923	1,025
Ashland Global Holdings Inc.	14,065	996
AptarGroup Inc.	10,630	951
Bemis Co. Inc.	21,095	930
Sealed Air Corp.	20,278	859
Cabot Corp.	13,903	837
Versum Materials Inc.	22,449	831
Huntsman Corp.	23,702	765
Royal Gold Inc.	9,317	753
Valmont Industries Inc.	5,033	740
Timken Co.	15,810	693
* USG Corp.	19,948	667
Domtar Corp.	14,108	631
International Paper Co.	8,552	510
Hexcel Corp.	6,896	464
PPG Industries Inc.	4,058	456
* Crown Holdings Inc.	8,999	449
Westlake Chemical Corp.	4,089	443
Acuity Brands Inc.	2,965	423
Tahoe Resources Inc.	68,920	336
Graphic Packaging Holding Co.	21,359	327
* Platform Specialty Products Corp.	27,392	286
Martin Marietta Materials Inc.	1,389	283
Vulcan Materials Co.	2,161	254
* Owens-Illinois Inc.	8,043	173
Lennox International Inc.	666	136
RPM International Inc.	2,510	125
Southern Copper Corp.	1,897	100
Scotts Miracle-Gro Co.	926	83
NewMarket Corp.	150	63
Ardagh Group SA	2,342	44
		94,016
Other (0.0%)[2]
* ADT Inc.	1,221	13

Producer Durables (7.9%)
General Electric Co.	1,661,620	23,446
United Technologies Corp.	172,621	23,259
Honeywell International Inc.	73,117	11,049
Norfolk Southern Corp.	66,898	9,304
Raytheon Co.	42,279	9,196
Emerson Electric Co.	127,485	9,059
Eaton Corp. plc	103,293	8,336
Delta Air Lines Inc.	151,218	8,151
Johnson Controls International plc	216,494	7,982
General Dynamics Corp.	35,547	7,907
PACCAR Inc.	79,472	5,689
Stanley Black & Decker Inc.	31,678	5,043
* United Continental Holdings Inc.	62,343	4,226
Cummins Inc.	24,864	4,181
L3 Technologies Inc.	17,836	3,702
Textron Inc.	61,556	3,684
Republic Services Inc. Class A	52,765	3,545
AMETEK Inc.	43,862	3,322
Dover Corp.	31,759	3,179
American Airlines Group Inc.	56,706	3,076
Pentair plc	38,163	2,621
Kansas City Southern	23,794	2,452
Spirit AeroSystems Holdings Inc. Class A	26,759	2,443

26

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Arconic Inc.	98,565	2,404
Union Pacific Corp.	16,929	2,205
Lockheed Martin Corp.	5,775	2,035
* Keysight Technologies Inc.	42,754	2,010
Caterpillar Inc.	12,349	1,910
ManpowerGroup Inc.	15,753	1,866
Fluor Corp.	32,406	1,844
Snap-on Inc.	11,336	1,805
Orbital ATK Inc.	13,287	1,755
Jacobs Engineering Group Inc.	27,331	1,669
Xerox Corp.	52,846	1,602
* JetBlue Airways Corp.	73,398	1,545
Waste Management Inc.	17,468	1,508
Xylem Inc.	19,909	1,485
* Teledyne Technologies Inc.	7,964	1,481
Carlisle Cos. Inc.	14,068	1,448
Oshkosh Corp.	17,317	1,367
Flowserve Corp.	30,260	1,282
* AECOM	36,021	1,279
* Stericycle Inc.	19,172	1,202
Trinity Industries Inc.	34,908	1,139
Wabtec Corp.	13,571	1,104
CSX Corp.	20,059	1,078
Crane Co.	11,416	1,054
* Sensata Technologies Holding NV	19,606	1,036
AGCO Corp.	15,542	1,035
ITT Inc.	20,189	1,013
* Genesee & Wyoming Inc. Class A	14,192	987
Air Lease Corp. Class A	21,187	925
* Kirby Corp.	12,181	914
Copa Holdings SA Class A	6,576	894
Ryder System Inc.	12,053	872
* Quanta Services Inc.	25,105	865
* Conduent Inc.	43,295	818
Expeditors International of Washington Inc.	12,008	780
Macquarie Infrastructure Corp.	19,042	771
Terex Corp.	18,116	752
FLIR Systems Inc.	15,099	741
Old Dominion Freight Line Inc.	5,317	739
Regal Beloit Corp.	10,164	735
Parker-Hannifin Corp.	4,103	732
* XPO Logistics Inc.	7,177	707
* WESCO International Inc.	11,035	687
* Colfax Corp.	20,135	640
* Spirit Airlines Inc.	15,797	629
Hubbell Inc. Class B	4,570	599
Pitney Bowes Inc.	42,446	526
MSC Industrial Direct Co. Inc. Class A	5,937	519
Fortive Corp.	6,652	511
* Trimble Inc.	11,987	455
Huntington Ingalls Industries Inc.	1,692	443
Roper Technologies Inc.	1,277	351
Alaska Air Group Inc.	4,889	315
National Instruments Corp.	5,337	270
* Clean Harbors Inc.	3,560	178
WW Grainger Inc.	677	177
IDEX Corp.	1,214	166
Avery Dennison Corp.	1,035	122
Donaldson Co. Inc.	2,445	116
Booz Allen Hamilton Holding Corp. Class A	2,264	86
		225,035
Technology (8.7%)
Intel Corp.	1,090,565	53,754
Cisco Systems Inc.	1,147,151	51,369

27

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Oracle Corp.	620,280	31,430
QUALCOMM Inc.	341,573	22,202
International Business Machines Corp.	61,261	9,546
HP Inc.	385,536	9,018
Hewlett Packard Enterprise Co.	374,902	6,969
Corning Inc.	187,259	5,445
Western Digital Corp.	58,640	5,104
* Twitter Inc.	144,842	4,615
* NXP Semiconductors NV	34,250	4,270
Motorola Solutions Inc.	34,019	3,611
Harris Corp.	20,408	3,187
* Micron Technology Inc.	61,452	2,999
* Synopsys Inc.	31,748	2,688
* Akamai Technologies Inc.	38,222	2,578
CA Inc.	72,773	2,554
Juniper Networks Inc.	85,651	2,198
Amdocs Ltd.	32,974	2,169
Marvell Technology Group Ltd.	91,558	2,151
Leidos Holdings Inc.	32,862	2,080
* IHS Markit Ltd.	38,267	1,800
* Arrow Electronics Inc.	20,530	1,675
Cypress Semiconductor Corp.	68,625	1,199
Avnet Inc.	27,640	1,180
* Qorvo Inc.	14,122	1,140
Jabil Inc.	39,599	1,073
* Nuance Communications Inc.	65,269	1,048
* ARRIS International plc	41,098	1,048
DST Systems Inc.	12,515	1,041
* Teradata Corp.	27,802	1,024
* Autodesk Inc.	8,658	1,017
* Guidewire Software Inc.	10,671	857
* CommScope Holding Co. Inc.	21,481	832
Dolby Laboratories Inc. Class A	12,422	802
* FireEye Inc.	42,010	697
* EchoStar Corp. Class A	10,984	637
* Zynga Inc. Class A	177,898	615
NetApp Inc.	8,987	544
LogMeIn Inc.	4,430	512
* Microsemi Corp.	4,972	323
Sabre Corp.	10,396	239
Xilinx Inc.	3,041	217
* ON Semiconductor Corp.	6,780	162
SS&C Technologies Holdings Inc.	3,192	158
Teradyne Inc.	3,206	146
Switch Inc.	2,504	35
		249,958
Utilities (8.4%)
AT&T Inc.	1,423,524	51,674
Verizon Communications Inc.	472,557	22,560
NextEra Energy Inc.	108,174	16,459
Duke Energy Corp.	162,049	12,209
Dominion Energy Inc.	148,332	10,987
Southern Co.	230,028	9,905
Exelon Corp.	221,581	8,207
American Electric Power Co. Inc.	114,364	7,500
Sempra Energy	57,962	6,317
Public Service Enterprise Group Inc.	117,104	5,671
Consolidated Edison Inc.	71,820	5,379
Xcel Energy Inc.	117,470	5,084
PG&E Corp.	118,031	4,850
PPL Corp.	158,088	4,529
Edison International	73,549	4,456
WEC Energy Group Inc.	73,094	4,380
Eversource Energy	73,027	4,163

28

	Vanguard® Russell 1000 Value Index Fund
	Schedule of Investments
	February 28, 2018

					Market
					Value
				Shares	($000)
	DTE Energy Co.			41,280	4,160
	CenturyLink Inc.			222,229	3,927
	FirstEnergy Corp.			102,933	3,328
	American Water Works Co. Inc.			41,070	3,259
	Entergy Corp.			41,240	3,127
	Ameren Corp.			56,161	3,050
	CMS Energy Corp.			64,039	2,718
	CenterPoint Energy Inc.			99,824	2,700
	Alliant Energy Corp.			53,860	2,082
	Pinnacle West Capital Corp.			25,412	1,956
	Atmos Energy Corp.			24,126	1,942
	NiSource Inc.			77,665	1,796
	UGI Corp.			40,084	1,727
	AES Corp.			152,518	1,658
	Westar Energy Inc. Class A			32,790	1,598
*	T-Mobile US Inc.			26,067	1,580
	Great Plains Energy Inc.			49,942	1,456
	NRG Energy Inc.			55,772	1,442
	OGE Energy Corp.			45,632	1,430
	Aqua America Inc.			40,705	1,392
*	Calpine Corp.			83,454	1,270
	SCANA Corp.			30,555	1,212
	MDU Resources Group Inc.			45,367	1,193
	Vectren Corp.			19,085	1,150
*	Vistra Energy Corp.			55,101	1,044
	National Fuel Gas Co.			16,891	835
	Hawaiian Electric Industries Inc.			24,760	816
*	Sprint Corp.			143,382	744
	Telephone & Data Systems Inc.			22,447	629
	Avangrid Inc.			12,930	627
*	United States Cellular Corp.			3,402	131

					240,309
	Total Common Stocks (Cost $2,484,973)				2,861,770

		Coupon
	Temporary Cash Investments (0.0%)[1]
	Money Market Fund (0.0%)
3,4	Vanguard Market Liquidity Fund	1.601%		5,977	598

				Face
			Maturity	Amount
			Date	($000)
	U.S. Government and Agency Obligations (0.0%)
5	United States Treasury Bill	1.432%	4/26/18	400	399
	Total Temporary Cash Investments (Cost $997)				997
	Total Investments (99.9%) (Cost $2,485,970)				2,862,767
	Other Assets and Liabilities—Net (0.1%)[4]				2,652
	Net Assets (100%)				2,865,419

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $565,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

29

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
February 28, 2018

4 Includes $596,000 of collateral received for securities on loan.
5 Securities with a value of $399,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

30

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (19.6%)
*	Amazon.com Inc.	131,727	199,231
	Home Depot Inc.	391,021	71,271
	Comcast Corp. Class A	1,423,669	51,551
	McDonald's Corp.	264,612	41,740
*	Netflix Inc.	135,983	39,623
	Walt Disney Co.	349,778	36,083
*	Booking Holdings Inc.	16,255	33,063
	NIKE Inc. Class B	431,974	28,955
	Costco Wholesale Corp.	144,744	27,632
	Starbucks Corp.	467,401	26,689
	Lowe's Cos. Inc.	276,375	24,760
	TJX Cos. Inc.	210,875	17,435
*,^	Tesla Inc.	44,034	15,106
	Marriott International Inc. Class A	100,718	14,222
*	Charter Communications Inc. Class A	41,042	14,034
	Estee Lauder Cos. Inc. Class A	72,197	9,995
	Ross Stores Inc.	125,123	9,771
	Yum! Brands Inc.	111,658	9,087
	Las Vegas Sands Corp.	119,476	8,699
	Aptiv plc	88,628	8,094
*	Dollar Tree Inc.	72,250	7,416
*	O'Reilly Automotive Inc.	27,644	6,750
	VF Corp.	80,031	5,968
	CBS Corp. Class B	110,542	5,855
	Omnicom Group Inc.	76,593	5,839
*	AutoZone Inc.	7,775	5,168
	Hilton Worldwide Holdings Inc.	63,265	5,111
	Yum China Holdings Inc.	105,675	4,578
	Wynn Resorts Ltd.	26,501	4,439
	Expedia Inc.	40,682	4,279
*	Ulta Beauty Inc.	19,377	3,940
	Wyndham Worldwide Corp.	32,919	3,811
	Darden Restaurants Inc.	41,339	3,811
*	CarMax Inc.	60,670	3,757
	Lear Corp.	18,557	3,462
	Dollar General Corp.	34,677	3,280
	Domino's Pizza Inc.	14,367	3,195
*	NVR Inc.	1,100	3,128
^	Sirius XM Holdings Inc.	455,505	2,861
	Fortune Brands Home & Security Inc.	46,436	2,817
	Vail Resorts Inc.	13,186	2,715
	Hasbro Inc.	28,361	2,710
	Tractor Supply Co.	41,403	2,688
*	Chipotle Mexican Grill Inc. Class A	8,332	2,653
*	Liberty Interactive Corp. QVC Group Class A	90,685	2,618
	DR Horton Inc.	61,732	2,587
*	Lululemon Athletica Inc.	31,510	2,555
	Interpublic Group of Cos. Inc.	108,096	2,529
	KAR Auction Services Inc.	44,549	2,409
*	DISH Network Corp. Class A	56,091	2,338
	Hanesbrands Inc.	119,724	2,323
*	WABCO Holdings Inc.	16,663	2,299
*	ServiceMaster Global Holdings Inc.	44,283	2,274
	Service Corp. International	59,937	2,243
	Polaris Industries Inc.	19,416	2,213
	Thor Industries Inc.	16,245	2,096
	Nordstrom Inc.	38,641	1,983
*	Live Nation Entertainment Inc.	44,191	1,980
	Harley-Davidson Inc.	40,508	1,838
	Carter's Inc.	15,541	1,813
	Dunkin' Brands Group Inc.	29,845	1,787

31

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Pool Corp.	12,947	1,787
*	Bright Horizons Family Solutions Inc.	17,762	1,698
	Genuine Parts Co.	17,906	1,645
*	Burlington Stores Inc.	12,919	1,584
	Leggett & Platt Inc.	35,191	1,529
	Aramark	34,308	1,431
	Delphi Technologies plc	29,619	1,414
	Scripps Networks Interactive Inc. Class A	15,708	1,412
	Six Flags Entertainment Corp.	21,901	1,404
	Gentex Corp.	60,685	1,378
	Brunswick Corp.	23,680	1,355
*	Visteon Corp.	10,402	1,288
	Cable One Inc.	1,532	1,043
	Toll Brothers Inc.	23,181	1,016
*	Wayfair Inc.	12,814	992
	Wendy's Co.	61,936	988
*	Hilton Grand Vacations Inc.	22,479	970
	Choice Hotels International Inc.	11,238	890
*	AMC Networks Inc. Class A	15,953	839
	Tupperware Brands Corp.	17,013	835
	Tapestry Inc.	15,685	799
*	Skechers U.S.A. Inc. Class A	18,438	754
*	Under Armour Inc. Class A	43,931	728
	Advance Auto Parts Inc.	6,219	711
	Extended Stay America Inc.	35,170	704
	PulteGroup Inc.	24,829	697
*,^	Under Armour Inc.	46,047	693
*	TripAdvisor Inc.	17,195	689
	Dick's Sporting Goods Inc.	20,977	672
	Twenty-First Century Fox Inc. Class A	17,678	651
*	Michaels Cos. Inc.	27,728	638
	L Brands Inc.	12,519	618
*	Lions Gate Entertainment Corp. Class B	22,843	613
*	LKQ Corp.	14,073	556
	MGM Resorts International	11,898	407
	BorgWarner Inc.	7,113	349
*	Pandora Media Inc.	78,668	347
	Mattel Inc.	20,961	333
*	Floor & Decor Holdings Inc. Class A	7,179	324
*	Mohawk Industries Inc.	1,261	303
	Whirlpool Corp.	1,813	294
*	Tempur Sealy International Inc.	5,763	285
	Williams-Sonoma Inc.	5,382	279
*	Lions Gate Entertainment Corp. Class A	9,613	271
	H&R Block Inc.	10,238	259
	Twenty-First Century Fox Inc.	7,046	257
*	Sally Beauty Holdings Inc.	14,469	244
	Regal Entertainment Group Class A	9,800	225
*	Michael Kors Holdings Ltd.	3,450	217
	Foot Locker Inc.	2,886	133
*	Liberty Expedia Holdings Inc. Class A	3,193	125
*	Madison Square Garden Co. Class A	500	122
	Gap Inc.	3,864	122
			865,074
Consumer Staples (5.3%)
	PepsiCo Inc.	411,795	45,186
	Coca-Cola Co.	952,590	41,171
	Altria Group Inc.	632,674	39,827
	Constellation Brands Inc. Class A	53,567	11,543
	Kimberly-Clark Corp.	99,993	11,091
	Sysco Corp.	159,254	9,500
*	Monster Beverage Corp.	136,776	8,668
	Dr Pepper Snapple Group Inc.	59,984	6,973
	General Mills Inc.	133,966	6,772

32

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Kellogg Co.	74,748	4,948
	Philip Morris International Inc.	46,383	4,803
	Clorox Co.	36,446	4,705
	Kroger Co.	160,672	4,357
	McCormick & Co. Inc.	39,580	4,226
	Church & Dwight Co. Inc.	82,065	4,037
	Hershey Co.	40,877	4,017
	Brown-Forman Corp. Class B	55,208	3,853
	Walgreens Boots Alliance Inc.	53,662	3,697
	Procter & Gamble Co.	43,369	3,405
	Colgate-Palmolive Co.	44,879	3,095
*	Herbalife Ltd.	21,288	1,961
	Campbell Soup Co.	38,384	1,652
*	Blue Buffalo Pet Products Inc.	31,308	1,254
	Brown-Forman Corp. Class A	16,872	1,147
*	Sprouts Farmers Market Inc.	43,454	1,119
	Energizer Holdings Inc.	20,109	1,096
	Spectrum Brands Holdings Inc.	7,865	776
	Lamb Weston Holdings Inc.	11,073	599
*	Pilgrim's Pride Corp.	15,234	384
	Nu Skin Enterprises Inc. Class A	4,550	320
*,^	Rite Aid Corp.	158,155	312
*	TreeHouse Foods Inc.	5,322	202
*,2	Herbalife Ltd. CVR	3,325	32
			236,728
Energy (0.8%)
	Halliburton Co.	194,005	9,006
	ONEOK Inc.	124,343	7,004
	Cimarex Energy Co.	28,844	2,772
	Cabot Oil & Gas Corp.	106,941	2,584
*	Cheniere Energy Inc.	44,510	2,338
	EOG Resources Inc.	17,977	1,823
*	Newfield Exploration Co.	65,654	1,532
*	Parsley Energy Inc. Class A	50,778	1,284
	Williams Cos. Inc.	40,356	1,120
*	Diamondback Energy Inc.	7,499	935
*	RSP Permian Inc.	22,328	855
*	Antero Resources Corp.	37,152	699
*	Continental Resources Inc.	12,493	593
	EQT Corp.	10,939	550
*	Laredo Petroleum Inc.	53,193	446
	Devon Energy Corp.	12,259	376
^	RPC Inc.	17,301	340
	Apache Corp.	6,412	219
*	Chesapeake Energy Corp.	20,183	57
*	Gulfport Energy Corp.	5,111	49
			34,582
Financial Services (10.9%)
	Visa Inc. Class A	603,209	74,158
	Mastercard Inc. Class A	312,226	54,877
*	PayPal Holdings Inc.	375,304	29,803
	American Tower Corp.	139,979	19,503
	Charles Schwab Corp.	312,023	16,543
	S&P Global Inc.	85,388	16,377
	Crown Castle International Corp.	133,096	14,649
	Simon Property Group Inc.	93,274	14,318
	Marsh & McLennan Cos. Inc.	170,558	14,160
	Aon plc	82,171	11,530
	Progressive Corp.	191,739	11,040
	Equinix Inc.	25,723	10,086
*	Fiserv Inc.	70,146	10,058
	Public Storage	48,983	9,524
	Moody's Corp.	55,025	9,183
*	Worldpay Inc. Class A	94,940	7,717

33

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Ameriprise Financial Inc.	44,044	6,890
Intercontinental Exchange Inc.	92,358	6,750
* SBA Communications Corp. Class A	39,740	6,250
Fidelity National Information Services Inc.	61,901	6,016
* FleetCor Technologies Inc.	29,493	5,897
Global Payments Inc.	50,288	5,702
Total System Services Inc.	60,098	5,286
Digital Realty Trust Inc.	51,605	5,194
Equifax Inc.	39,485	4,462
TD Ameritrade Holding Corp.	75,001	4,313
MSCI Inc. Class A	29,433	4,165
Cboe Global Markets Inc.	36,507	4,089
First Republic Bank	42,689	3,962
Broadridge Financial Solutions Inc.	38,962	3,911
Alliance Data Systems Corp.	16,111	3,882
* Square Inc.	80,032	3,685
SEI Investments Co.	44,362	3,231
* SVB Financial Group	12,778	3,181
Allstate Corp.	33,508	3,091
Western Union Co.	151,430	3,001
* TransUnion	52,385	2,990
Jack Henry & Associates Inc.	25,459	2,986
Extra Space Storage Inc.	34,399	2,926
Arthur J Gallagher & Co.	40,237	2,781
FactSet Research Systems Inc.	12,715	2,583
Iron Mountain Inc.	79,735	2,508
* First Data Corp. Class A	156,392	2,443
MarketAxess Holdings Inc.	12,060	2,441
Equity LifeStyle Properties Inc.	26,833	2,270
American International Group Inc.	36,014	2,065
* CBRE Group Inc. Class A	42,656	1,994
Eaton Vance Corp.	37,147	1,966
Lazard Ltd. Class A	34,895	1,883
LPL Financial Holdings Inc.	29,208	1,877
Lamar Advertising Co. Class A	24,518	1,630
* WEX Inc.	10,419	1,558
* Signature Bank	10,570	1,545
Douglas Emmett Inc.	42,730	1,528
* Euronet Worldwide Inc.	16,616	1,410
T. Rowe Price Group Inc.	12,167	1,361
CyrusOne Inc.	26,361	1,315
* Zillow Group Inc.	24,741	1,179
XL Group Ltd.	26,866	1,137
CubeSmart	40,790	1,094
* Western Alliance Bancorp	18,405	1,076
CoreSite Realty Corp.	11,294	1,060
Federal Realty Investment Trust	9,297	1,059
Capital One Financial Corp.	10,610	1,039
* Credit Acceptance Corp.	3,295	1,037
Raymond James Financial Inc.	10,959	1,016
Bank of the Ozarks	18,655	931
Boston Properties Inc.	7,562	899
* CoreLogic Inc.	15,768	717
Erie Indemnity Co. Class A	6,101	706
Gaming and Leisure Properties Inc.	21,007	699
State Street Corp.	6,215	660
Invesco Ltd.	19,425	632
Leucadia National Corp.	24,997	600
* Zillow Group Inc. Class A	12,439	591
Dun & Bradstreet Corp.	4,728	591
Taubman Centers Inc.	9,518	556
Morningstar Inc.	5,786	541
* Arch Capital Group Ltd.	5,337	471
Pinnacle Financial Partners Inc.	7,125	460

34

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Assurant Inc.	3,579	306
Federated Investors Inc. Class B	8,447	275
BGC Partners Inc. Class A	19,048	252
Legg Mason Inc.	6,260	250
Aspen Insurance Holdings Ltd.	6,173	225
East West Bancorp Inc.	2,922	192
Voya Financial Inc.	3,396	173
Hudson Pacific Properties Inc.	5,277	167
Outfront Media Inc.	6,221	128
RenaissanceRe Holdings Ltd.	932	120
Tanger Factory Outlet Centers Inc.	1,930	43
* VICI Properties Inc.	1,218	24
		481,450
Health Care (12.5%)
UnitedHealth Group Inc.	317,933	71,904
AbbVie Inc.	528,134	61,174
Eli Lilly & Co.	324,154	24,966
Gilead Sciences Inc.	308,200	24,265
* Celgene Corp.	256,732	22,366
Becton Dickinson and Co.	86,217	19,142
* Biogen Inc.	66,043	19,086
Stryker Corp.	112,597	18,259
Bristol-Myers Squibb Co.	268,576	17,780
Johnson & Johnson	136,734	17,759
* Intuitive Surgical Inc.	36,783	15,686
* Vertex Pharmaceuticals Inc.	83,344	13,838
Cigna Corp.	69,277	13,571
Zoetis Inc.	162,803	13,164
Amgen Inc.	70,241	12,908
Thermo Fisher Scientific Inc.	59,584	12,428
* Boston Scientific Corp.	453,179	12,354
Humana Inc.	44,475	12,089
* Illumina Inc.	48,220	10,995
* Edwards Lifesciences Corp.	69,170	9,246
* Regeneron Pharmaceuticals Inc.	26,229	8,405
* Align Technology Inc.	26,281	6,899
* Alexion Pharmaceuticals Inc.	58,191	6,834
* Cerner Corp.	95,267	6,112
Aetna Inc.	34,012	6,022
* IDEXX Laboratories Inc.	28,900	5,411
AmerisourceBergen Corp. Class A	52,697	5,015
* Incyte Corp.	57,537	4,900
* BioMarin Pharmaceutical Inc.	57,813	4,693
ResMed Inc.	46,255	4,407
* Bioverativ Inc.	35,741	3,741
* ABIOMED Inc.	13,625	3,654
* Varian Medical Systems Inc.	30,519	3,642
* Henry Schein Inc.	52,130	3,450
* IQVIA Holdings Inc.	34,770	3,419
* Alnylam Pharmaceuticals Inc.	24,559	2,951
* Alkermes plc	50,136	2,862
Cooper Cos. Inc.	12,379	2,854
Merck & Co. Inc.	49,703	2,695
Medtronic plc	33,084	2,643
* WellCare Health Plans Inc.	13,493	2,616
* Veeva Systems Inc. Class A	35,835	2,498
* Exelixis Inc.	95,097	2,453
* Neurocrine Biosciences Inc.	28,819	2,433
* Ionis Pharmaceuticals Inc.	40,743	2,152
West Pharmaceutical Services Inc.	24,130	2,105
* Hologic Inc.	52,255	2,029
* Seattle Genetics Inc.	34,141	1,844
* athenahealth Inc.	13,040	1,822
Agilent Technologies Inc.	26,000	1,783

35

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Bio-Techne Corp.	12,248	1,731
	Hill-Rom Holdings Inc.	20,401	1,707
*	Charles River Laboratories International Inc.	15,618	1,665
*	DexCom Inc.	28,350	1,592
*	Agios Pharmaceuticals Inc.	14,515	1,167
	McKesson Corp.	7,391	1,103
	Baxter International Inc.	15,152	1,027
*	Express Scripts Holding Co.	12,592	950
*,^	ACADIA Pharmaceuticals Inc.	32,893	819
*	QIAGEN NV	24,189	815
*	Centene Corp.	7,009	711
*	TESARO Inc.	12,077	667
	HCA Healthcare Inc.	6,601	655
	Teleflex Inc.	2,388	597
	PerkinElmer Inc.	6,767	517
*	Akorn Inc.	28,598	484
	Bruker Corp.	11,967	367
*	Intercept Pharmaceuticals Inc.	5,768	344
*,^	Intrexon Corp.	13,973	182
*	Premier Inc. Class A	5,386	178
*	LifePoint Health Inc.	2,024	93
	Patterson Cos. Inc.	2,493	79
*	OPKO Health Inc.	11,723	40
			552,814
Materials & Processing (3.9%)
	DowDuPont Inc.	369,267	25,960
	Monsanto Co.	145,367	17,934
	Praxair Inc.	83,047	12,436
	Ecolab Inc.	84,949	11,082
	Sherwin-Williams Co.	27,124	10,892
	PPG Industries Inc.	78,915	8,873
	International Paper Co.	123,988	7,388
	Fastenal Co.	95,710	5,237
	LyondellBasell Industries NV Class A	46,905	5,076
	Vulcan Materials Co.	40,524	4,771
	Martin Marietta Materials Inc.	18,837	3,841
	International Flavors & Fragrances Inc.	26,278	3,712
	Ingersoll-Rand plc	41,625	3,696
	Packaging Corp. of America	30,768	3,668
	FMC Corp.	44,400	3,485
	Chemours Co.	60,837	2,890
	Masco Corp.	67,309	2,768
	Celanese Corp. Class A	26,663	2,689
	Ball Corp.	63,136	2,522
	Lennox International Inc.	11,701	2,394
*	Berry Global Group Inc.	42,646	2,320
*	Axalta Coating Systems Ltd.	70,083	2,159
	RPM International Inc.	39,653	1,974
	Watsco Inc.	10,013	1,656
*	Freeport-McMoRan Inc.	88,889	1,653
	Eagle Materials Inc.	15,512	1,555
	WR Grace & Co.	22,602	1,496
*	Crown Holdings Inc.	29,852	1,488
	Acuity Brands Inc.	9,483	1,352
	Hexcel Corp.	19,934	1,341
	Sealed Air Corp.	30,491	1,292
	Southern Copper Corp.	24,444	1,289
	Scotts Miracle-Gro Co.	13,250	1,190
	Graphic Packaging Holding Co.	72,731	1,114
*	Univar Inc.	37,999	1,095
	Huntsman Corp.	32,556	1,051
	NewMarket Corp.	2,319	969
*	Owens-Illinois Inc.	42,722	921
*	Armstrong World Industries Inc.	14,863	896

36

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Silgan Holdings Inc.	24,195	688
Albemarle Corp.	6,712	674
Royal Gold Inc.	7,859	635
Westlake Chemical Corp.	5,820	630
Steel Dynamics Inc.	9,573	443
AptarGroup Inc.	4,667	417
* Platform Specialty Products Corp.	32,487	339
Versum Materials Inc.	3,217	119
Ardagh Group SA	3,230	60
		172,130
Other (0.0%)[3]
* ADT Inc.	4,011	42

Producer Durables (13.5%)
Boeing Co.	184,591	66,861
3M Co.	192,251	45,277
Accenture plc Class A	205,475	33,084
Union Pacific Corp.	236,814	30,845
Caterpillar Inc.	170,660	26,389
Lockheed Martin Corp.	74,699	26,327
United Parcel Service Inc. Class B	228,719	23,881
Honeywell International Inc.	147,538	22,295
FedEx Corp.	81,992	20,204
Northrop Grumman Corp.	53,395	18,690
Automatic Data Processing Inc.	148,242	17,095
Deere & Co.	105,558	16,981
Illinois Tool Works Inc.	100,899	16,289
CSX Corp.	253,558	13,621
Southwest Airlines Co.	182,412	10,551
Waste Management Inc.	118,786	10,254
Roper Technologies Inc.	31,487	8,662
General Dynamics Corp.	35,161	7,822
Raytheon Co.	35,734	7,773
Rockwell Automation Inc.	42,533	7,690
Rockwell Collins Inc.	53,654	7,389
General Electric Co.	501,408	7,075
Fortive Corp.	91,970	7,063
Paychex Inc.	106,421	6,931
Parker-Hannifin Corp.	37,900	6,764
* Mettler-Toledo International Inc.	8,386	5,168
* Waters Corp.	25,240	5,165
* Verisk Analytics Inc. Class A	50,204	5,130
* United Rentals Inc.	27,986	4,900
Cintas Corp.	28,498	4,864
TransDigm Group Inc.	16,043	4,625
CH Robinson Worldwide Inc.	46,487	4,340
WW Grainger Inc.	16,054	4,199
* CoStar Group Inc.	11,765	4,025
JB Hunt Transport Services Inc.	28,785	3,413
American Airlines Group Inc.	62,237	3,376
Avery Dennison Corp.	27,691	3,272
Huntington Ingalls Industries Inc.	12,360	3,238
IDEX Corp.	23,608	3,230
* Copart Inc.	65,348	3,059
AO Smith Corp.	47,369	3,041
Cummins Inc.	16,855	2,835
* XPO Logistics Inc.	28,707	2,826
Allegion plc	31,868	2,680
Expeditors International of Washington Inc.	41,086	2,669
Nordson Corp.	18,926	2,537
* Trimble Inc.	65,258	2,475
Graco Inc.	54,402	2,413
* Zebra Technologies Corp.	17,261	2,384
Robert Half International Inc.	40,667	2,321

37

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Xylem Inc.	30,831	2,299
* HD Supply Holdings Inc.	61,582	2,232
Toro Co.	34,752	2,209
* Middleby Corp.	18,131	2,180
Emerson Electric Co.	30,139	2,142
Alaska Air Group Inc.	32,642	2,105
BWX Technologies Inc.	30,974	1,950
Donaldson Co. Inc.	39,653	1,882
Old Dominion Freight Line Inc.	12,611	1,752
Lincoln Electric Holdings Inc.	19,432	1,701
Booz Allen Hamilton Holding Corp. Class A	44,420	1,685
Allison Transmission Holdings Inc.	41,178	1,632
Rollins Inc.	31,756	1,596
Genpact Ltd.	50,452	1,583
Hubbell Inc. Class B	11,633	1,525
* Sensata Technologies Holding NV	28,513	1,507
Landstar System Inc.	13,841	1,506
HEICO Corp. Class A	20,033	1,452
National Instruments Corp.	27,873	1,409
FLIR Systems Inc.	24,536	1,205
AMETEK Inc.	12,189	923
* Welbilt Inc.	43,245	857
HEICO Corp.	9,977	854
Stanley Black & Decker Inc.	5,077	808
Wabtec Corp.	8,974	730
* Gardner Denver Holdings Inc.	21,226	680
* Clean Harbors Inc.	12,524	625
Dover Corp.	5,433	544
MSC Industrial Direct Co. Inc. Class A	5,786	506
* Quanta Services Inc.	12,176	419
Snap-on Inc.	2,450	390
Copa Holdings SA Class A	737	100
Air Lease Corp. Class A	1,933	84
		597,070
Technology (32.4%)
Apple Inc.	1,703,436	303,416
Microsoft Corp.	2,486,649	233,173
* Facebook Inc. Class A	773,827	137,989
* Alphabet Inc. Class C	100,350	110,860
* Alphabet Inc. Class A	98,577	108,821
NVIDIA Corp.	188,455	45,606
Texas Instruments Inc.	330,993	35,863
* Adobe Systems Inc.	163,787	34,253
Broadcom Ltd.	134,023	33,031
International Business Machines Corp.	192,897	30,059
* salesforce.com Inc.	223,831	26,020
Applied Materials Inc.	353,311	20,347
Activision Blizzard Inc.	244,985	17,916
Cognizant Technology Solutions Corp. Class A	193,625	15,881
Intuit Inc.	80,479	13,429
* Micron Technology Inc.	273,135	13,332
* Electronic Arts Inc.	99,275	12,280
Analog Devices Inc.	121,142	10,921
Lam Research Corp.	53,407	10,247
DXC Technology Co.	93,676	9,606
Amphenol Corp. Class A	98,908	9,039
* ServiceNow Inc.	55,312	8,906
* Red Hat Inc.	58,588	8,636
* NXP Semiconductors NV	64,053	7,985
Microchip Technology Inc.	75,408	6,706
Skyworks Solutions Inc.	61,031	6,668
* Autodesk Inc.	56,226	6,605
KLA-Tencor Corp.	51,950	5,886
Maxim Integrated Products Inc.	93,064	5,671

38

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Workday Inc. Class A	44,166	5,595
	Xilinx Inc.	77,973	5,556
	Symantec Corp.	202,523	5,324
*	Palo Alto Networks Inc.	29,513	5,117
*	Dell Technologies Inc. Class V	67,994	5,051
*	Arista Networks Inc.	17,528	4,728
	NetApp Inc.	77,047	4,665
*	Citrix Systems Inc.	50,090	4,608
*	ANSYS Inc.	28,283	4,524
*	Splunk Inc.	46,198	4,306
*	Take-Two Interactive Software Inc.	36,985	4,138
	Oracle Corp.	78,532	3,979
	CDW Corp.	49,598	3,617
*	Cadence Design Systems Inc.	91,982	3,566
*	IAC/InterActiveCorp	22,983	3,422
*	IHS Markit Ltd.	72,126	3,394
*,^	Advanced Micro Devices Inc.	277,171	3,357
*	Gartner Inc.	28,862	3,273
*	VeriSign Inc.	28,097	3,260
*	F5 Networks Inc.	20,959	3,113
*	ON Semiconductor Corp.	129,649	3,101
*,^	VMware Inc. Class A	23,495	3,096
	Cognex Corp.	54,622	2,934
*	IPG Photonics Corp.	11,827	2,905
	CDK Global Inc.	42,076	2,890
*	PTC Inc.	37,776	2,786
	Teradyne Inc.	61,057	2,772
*	GoDaddy Inc. Class A	45,281	2,708
	SS&C Technologies Holdings Inc.	52,140	2,582
*	Fortinet Inc.	48,146	2,430
*	Tyler Technologies Inc.	11,377	2,311
*	Ultimate Software Group Inc.	9,385	2,238
	CSRA Inc.	53,507	2,169
*	Microsemi Corp.	31,560	2,048
*	Cavium Inc.	22,165	1,974
*	Black Knight Inc.	37,927	1,807
	Universal Display Corp.	13,688	1,777
*	Qorvo Inc.	21,829	1,762
*	Tableau Software Inc. Class A	21,232	1,734
*	Coherent Inc.	8,048	1,683
*	Atlassian Corp. plc Class A	30,413	1,651
	Harris Corp.	10,173	1,589
*	NCR Corp.	39,948	1,318
	LogMeIn Inc.	10,834	1,252
	Sabre Corp.	53,887	1,238
	Western Digital Corp.	14,170	1,233
*	CommScope Holding Co. Inc.	31,822	1,232
*	Manhattan Associates Inc.	23,073	971
*	Guidewire Software Inc.	9,641	774
	Motorola Solutions Inc.	5,043	535
*,^	Match Group Inc.	11,896	476
	Corning Inc.	16,178	470
*	Twitter Inc.	13,509	430
*	Synopsys Inc.	3,820	323
	DST Systems Inc.	2,029	169
	Cypress Semiconductor Corp.	8,783	153
	Switch Inc.	8,623	119
			1,435,385
Utilities (0.9%)
	Verizon Communications Inc.	688,514	32,870
*	T-Mobile US Inc.	60,293	3,654
*	Zayo Group Holdings Inc.	61,323	2,199

39

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
February 28, 2018

					Market
					Value
				Shares	($000)
	NRG Energy Inc.			19,190	496
					39,219
Total Common Stocks (Cost $3,046,821)					4,414,494
		Coupon
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
4,5	Vanguard Market Liquidity Fund	1.601%		118,514	11,850

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
6	United States Treasury Bill	1.432%	4/26/18	300	299
6	United States Treasury Bill	1.602%	5/24/18	300	299
					598
Total Temporary Cash Investments (Cost $12,449)					12,448
Total Investments (100.1%) (Cost $3,059,270)					4,426,942
Other Assets and Liabilities—Net (-0.1%)[5]					(3,613)
Net Assets (100%)					4,423,329

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,822,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $10,468,000 of collateral received for securities on loan.
6 Securities with a value of $459,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.

40

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Vanguard Marketing Corporation, Distributor.

SNA18482 042018

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (13.7%)
* Grand Canyon Education Inc.	47,046	4,618
* Cimpress NV	25,111	4,087
* 2U Inc.	48,380	4,005
Dana Inc.	146,931	3,904
Texas Roadhouse Inc. Class A	67,149	3,711
* Five Below Inc.	54,233	3,625
Churchill Downs Inc.	13,559	3,501
* Avis Budget Group Inc.	72,605	3,280
ILG Inc.	106,714	3,240
* Planet Fitness Inc. Class A	86,831	3,211
American Eagle Outfitters Inc.	163,371	3,148
Nexstar Media Group Inc. Class A	44,012	3,145
* Stamps.com Inc.	16,402	3,134
* Etsy Inc.	121,625	3,078
New York Times Co. Class A	126,082	3,039
Marriott Vacations Worldwide Corp.	21,469	3,016
Cracker Barrel Old Country Store Inc.	19,302	3,013
* Deckers Outdoor Corp.	31,763	3,004
Boyd Gaming Corp.	83,341	2,949
Aaron's Inc.	63,696	2,943
* Ollie's Bargain Outlet Holdings Inc.	47,858	2,840
* Adtalem Global Education Inc.	60,622	2,792
Wolverine World Wide Inc.	94,905	2,779
Tenneco Inc.	51,139	2,687
Jack in the Box Inc.	29,629	2,669
LCI Industries	24,346	2,661
* Steven Madden Ltd.	59,443	2,610
* Shutterfly Inc.	33,106	2,540
* Taylor Morrison Home Corp. Class A	111,384	2,499
* Helen of Troy Ltd.	27,414	2,469
Children's Place Inc.	17,345	2,468
Lithia Motors Inc. Class A	23,646	2,457
Sinclair Broadcast Group Inc. Class A	71,713	2,424
Big Lots Inc.	42,932	2,413
* Scientific Games Corp.	53,429	2,375
KB Home	85,247	2,366
* SiteOne Landscape Supply Inc.	34,080	2,346
Red Rock Resorts Inc. Class A	69,313	2,322
* TRI Pointe Group Inc.	150,458	2,307
Meredith Corp.	39,878	2,285
* Penn National Gaming Inc.	85,063	2,264
Columbia Sportswear Co.	29,190	2,206
Bloomin' Brands Inc.	93,234	2,153
* Cooper-Standard Holdings Inc.	17,314	2,110
* Meritor Inc.	84,121	2,061
Cheesecake Factory Inc.	43,161	2,007
* Cars.com Inc.	72,532	1,987
* Chegg Inc.	95,809	1,908
* Weight Watchers International Inc.	28,209	1,907
* Dave & Buster's Entertainment Inc.	41,866	1,874
* Dorman Products Inc.	27,081	1,869
* American Woodmark Corp.	14,221	1,826
* Sotheby's	38,324	1,770
Travelport Worldwide Ltd.	123,988	1,767
PriceSmart Inc.	22,070	1,738
* Caesars Entertainment Corp.	136,262	1,731
* RH	20,232	1,717
* Meritage Homes Corp.	38,341	1,626
Cooper Tire & Rubber Co.	51,758	1,623
Monro Inc.	31,682	1,613
Brinker International Inc.	46,536	1,602

1

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Matthews International Corp. Class A	31,245	1,601
*,^	Eldorado Resorts Inc.	46,824	1,597
*	G-III Apparel Group Ltd.	43,207	1,595
*	Pinnacle Entertainment Inc.	52,798	1,593
*	La Quinta Holdings Inc.	81,476	1,538
^	Papa John's International Inc.	25,976	1,500
	World Wrestling Entertainment Inc. Class A	38,888	1,484
	La-Z-Boy Inc.	48,148	1,478
*	MSG Networks Inc.	59,870	1,461
*	American Axle & Manufacturing Holdings Inc.	98,598	1,455
	Callaway Golf Co.	93,590	1,449
	Abercrombie & Fitch Co.	68,884	1,421
	Winnebago Industries Inc.	31,444	1,369
*	Sleep Number Corp.	39,633	1,365
	Group 1 Automotive Inc.	19,821	1,364
	Office Depot Inc.	518,343	1,363
*	Cavco Industries Inc.	8,510	1,354
*	JC Penney Co. Inc.	310,017	1,342
	Camping World Holdings Inc. Class A	32,076	1,341
*,^	Trade Desk Inc. Class A	23,678	1,332
	Dine Brands Global Inc.	17,496	1,329
*	Fox Factory Holding Corp.	35,106	1,318
	Oxford Industries Inc.	16,448	1,315
	Wingstop Inc.	28,989	1,313
	Chico's FAS Inc.	128,669	1,292
*	Central Garden & Pet Co. Class A	35,540	1,288
	DSW Inc. Class A	65,593	1,286
	Entercom Communications Corp. Class A	127,007	1,257
	MDC Holdings Inc.	44,711	1,238
*	Asbury Automotive Group Inc.	18,521	1,220
*	IMAX Corp.	56,031	1,182
	Caleres Inc.	42,101	1,179
	Tailored Brands Inc.	49,049	1,148
^	Dillard's Inc. Class A	14,044	1,145
*	Gentherm Inc.	36,671	1,129
	Gannett Co. Inc.	112,282	1,127
	International Speedway Corp. Class A	24,160	1,087
	Viad Corp.	20,190	1,051
	Scholastic Corp.	28,395	1,034
*	Belmond Ltd. Class A	89,490	1,034
*,^	Overstock.com Inc.	16,865	1,019
	Standard Motor Products Inc.	21,617	1,009
*,^	SeaWorld Entertainment Inc.	68,636	1,004
*	Quotient Technology Inc.	75,806	997
*	Hertz Global Holdings Inc.	54,585	993
*	Vista Outdoor Inc.	57,390	989
*	LGI Homes Inc.	17,363	983
^	Sonic Corp.	38,936	978
*	Denny's Corp.	63,687	958
*	Instructure Inc.	22,001	955
	Strayer Education Inc.	10,609	951
*	Shutterstock Inc.	18,910	950
	Guess? Inc.	59,909	946
*,^	Fitbit Inc. Class A	194,047	928
	Nutrisystem Inc.	29,812	917
*	Career Education Corp.	68,020	900
	New Media Investment Group Inc.	51,942	896
	Capella Education Co.	11,511	894
*	Gray Television Inc.	64,570	891
	BJ's Restaurants Inc.	20,028	871
*,^	Shake Shack Inc. Class A	22,293	869
*	Crocs Inc.	69,772	854
^	AMC Entertainment Holdings Inc. Class A	53,847	808
	EW Scripps Co. Class A	58,059	799

2

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Liberty Media Corp-Liberty Braves Class C	34,367	789
*	Genesco Inc.	19,580	770
*	M/I Homes Inc.	26,477	769
*	Liberty TripAdvisor Holdings Inc. Class A	73,196	761
	Inter Parfums Inc.	17,473	741
*	Laureate Education Inc. Class A	55,183	738
	Sturm Ruger & Co. Inc.	16,947	730
	Ruth's Hospitality Group Inc.	29,567	726
*	Universal Electronics Inc.	14,262	706
*	Houghton Mifflin Harcourt Co.	103,721	705
*	Red Robin Gourmet Burgers Inc.	12,888	691
*	William Lyon Homes Class A	26,992	682
	Acushnet Holdings Corp.	31,575	669
*	Lumber Liquidators Holdings Inc.	28,325	656
*	Malibu Boats Inc. Class A	20,451	655
*	HealthStream Inc.	26,294	635
*	National Vision Holdings Inc.	18,242	630
*	Conn's Inc.	18,621	609
	Buckle Inc.	28,782	606
*,^	Fossil Group Inc.	44,704	598
	Ethan Allen Interiors Inc.	25,063	595
*	Stoneridge Inc.	26,969	587
*,^	GoPro Inc. Class A	108,144	582
*	K12 Inc.	38,770	579
*	Century Communities Inc.	19,401	577
*	Regis Corp.	35,379	569
*	Express Inc.	76,882	555
*	Hibbett Sports Inc.	20,459	527
	Tower International Inc.	20,002	522
	Marcus Corp.	19,231	519
*	Beazer Homes USA Inc.	31,484	495
	Sonic Automotive Inc. Class A	24,936	489
*	QuinStreet Inc.	36,971	485
*	American Public Education Inc.	15,780	485
*	American Outdoor Brands Corp.	53,711	483
*	XO Group Inc.	24,936	481
*	MarineMax Inc.	22,508	470
	Movado Group Inc.	15,101	468
	National CineMedia Inc.	61,581	464
*	Monarch Casino & Resort Inc.	10,721	453
*	MCBC Holdings Inc.	18,373	450
*	Chuy's Holdings Inc.	16,577	448
	National Presto Industries Inc.	4,899	445
*	Carrols Restaurant Group Inc.	34,450	443
*	MDC Partners Inc. Class A	56,269	442
*	Fiesta Restaurant Group Inc.	25,718	437
	Entravision Communications Corp. Class A	67,441	435
*	Biglari Holdings Inc.	1,011	424
	Hooker Furniture Corp.	11,330	423
*	Del Taco Restaurants Inc.	33,105	417
	Finish Line Inc. Class A	39,201	416
*	Central Garden & Pet Co.	10,641	411
*	ZAGG Inc.	27,228	410
	Carriage Services Inc. Class A	14,968	407
*	Ascena Retail Group Inc.	173,597	394
*,^	Party City Holdco Inc.	27,114	392
	Emerald Expositions Events Inc.	18,207	388
*	Motorcar Parts of America Inc.	19,041	388
*,^	elf Beauty Inc.	20,755	383
	Haverty Furniture Cos. Inc.	18,766	382
*	tronc Inc.	19,733	377
*	Central European Media Enterprises Ltd. Class A	81,995	365
*	Zumiez Inc.	18,442	363
*	Nautilus Inc.	30,254	359

3

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Superior Industries International Inc.	24,651	356
*	Perry Ellis International Inc.	13,274	354
*	Del Frisco's Restaurant Group Inc.	20,914	348
*	America's Car-Mart Inc.	7,053	343
*,^	Eros International plc	25,522	337
	Bassett Furniture Industries Inc.	10,190	328
^	Rent-A-Center Inc.	42,687	321
*	Drive Shack Inc.	62,974	318
*	1-800-Flowers.com Inc. Class A	26,934	314
	Johnson Outdoors Inc. Class A	4,950	305
	Citi Trends Inc.	13,387	297
*,^	Carvana Co.	14,587	292
*	Zoe's Kitchen Inc.	19,595	292
	Flexsteel Industries Inc.	7,476	291
*	Potbelly Corp.	22,600	290
*	Golden Entertainment Inc.	10,411	290
*	Barnes & Noble Education Inc.	38,929	284
*	Reading International Inc. Class A	17,252	283
	Barnes & Noble Inc.	60,673	273
	Winmark Corp.	2,109	267
	Shoe Carnival Inc.	11,423	267
	Cato Corp. Class A	23,279	264
*	Hovnanian Enterprises Inc. Class A	119,426	260
*	Franklin Covey Co.	9,819	254
*	Daily Journal Corp.	1,115	253
*	Care.com Inc.	13,977	250
	Pier 1 Imports Inc.	80,568	250
	RCI Hospitality Holdings Inc.	9,182	248
*	Bojangles' Inc.	18,227	239
*	Rosetta Stone Inc.	17,020	233
*,^	Lands' End Inc.	12,849	231
*	Liberty Media Corp-Liberty Braves Class A	9,983	229
	Speedway Motorsports Inc.	11,607	228
*,^	Revlon Inc. Class A	11,487	226
	Tile Shop Holdings Inc.	39,585	214
*	Boot Barn Holdings Inc.	12,025	212
	Superior Uniform Group Inc.	8,403	211
*	Vera Bradley Inc.	20,165	203
*	Horizon Global Corp.	24,358	201
*	El Pollo Loco Holdings Inc.	20,418	199
*,^	WideOpenWest Inc.	20,499	198
	Weyco Group Inc.	6,299	192
*	Francesca's Holdings Corp.	36,788	192
*	Lindblad Expeditions Holdings Inc.	20,133	185
	Nathan's Famous Inc.	2,742	178
*	Habit Restaurants Inc. Class A	20,520	178
*	Sportsman's Warehouse Holdings Inc.	36,470	177
	Clear Channel Outdoor Holdings Inc. Class A	35,890	172
	Tilly's Inc. Class A	13,117	171
*	Century Casinos Inc.	21,257	169
*,^	Duluth Holdings Inc.	9,768	164
	CSS Industries Inc.	8,837	163
*	Red Lion Hotels Corp.	16,748	162
*	Hemisphere Media Group Inc. Class A	14,360	161
*	Fogo De Chao Inc.	9,827	153
*	At Home Group Inc.	5,174	153
*	New Home Co. Inc.	12,723	143
	Saga Communications Inc. Class A	3,635	142
	Lifetime Brands Inc.	10,073	141
	Libbey Inc.	22,288	140
	Hamilton Beach Brands Holding Co. Class A	5,633	140
*	Clarus Corp.	20,367	136
*	Kirkland's Inc.	15,515	136
*	J Alexander's Holdings Inc.	13,670	135

4

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Build-A-Bear Workshop Inc.	14,575	133
^	Big 5 Sporting Goods Corp.	20,647	127
^	Fred's Inc. Class A	37,326	124
	Escalade Inc.	10,079	122
*	Bridgepoint Education Inc. Class A	18,315	122
*	Gaia Inc. Class A	9,343	120
	Marine Products Corp.	8,310	119
	Collectors Universe Inc.	7,487	117
*	Delta Apparel Inc.	6,451	116
*	VOXX International Corp. Class A	19,820	107
*	J. Jill Inc.	12,146	105
*	Cambium Learning Group Inc.	12,822	95
*	FTD Cos. Inc.	15,763	95
*,^	Eastman Kodak Co.	16,917	89
	Bluegreen Vacations Corp.	4,145	80
*	Container Store Group Inc.	14,877	75
*	Vitamin Shoppe Inc.	19,911	75
*	Empire Resorts Inc.	3,176	74
*	Sequential Brands Group Inc.	37,034	73
*	Funko Inc. Class A	9,709	72
*,^	Noodles & Co. Class A	10,966	68
*	Townsquare Media Inc. Class A	9,534	66
*,^	Iconix Brand Group Inc.	46,656	65
	Liberty Tax Inc.	7,297	57
	Salem Media Group Inc. Class A	12,870	53
*	Roku Inc.	1,260	51
*,^	Cogint Inc.	18,871	49
	Beasley Broadcast Group Inc. Class A	4,288	45
*	Stitch Fix Inc. Class A	1,656	34
*,^	Sears Holdings Corp.	11,077	27
*	Inspired Entertainment Inc.	3,704	20
			284,013
Consumer Staples (2.2%)
	Snyder's-Lance Inc.	86,510	4,315
*	Performance Food Group Co.	90,714	2,780
	Sanderson Farms Inc.	20,230	2,491
	Lancaster Colony Corp.	18,899	2,237
*	United Natural Foods Inc.	50,976	2,175
	J&J Snack Foods Corp.	15,148	2,035
	Vector Group Ltd.	98,764	1,979
^	B&G Foods Inc.	66,129	1,832
	WD-40 Co.	13,822	1,724
	Fresh Del Monte Produce Inc.	32,419	1,513
	Calavo Growers Inc.	16,156	1,379
*	Boston Beer Co. Inc. Class A	8,307	1,354
*	Cal-Maine Foods Inc.	28,676	1,222
	Universal Corp.	24,734	1,216
	National Beverage Corp.	11,805	1,156
	MGP Ingredients Inc.	12,910	1,083
*	Diplomat Pharmacy Inc.	48,445	1,010
*	Hostess Brands Inc. Class A	79,835	977
	Andersons Inc.	27,231	954
	Core-Mark Holding Co. Inc.	45,607	934
	PetMed Express Inc.	19,748	892
	Coca-Cola Bottling Co. Consolidated	4,713	880
*	USANA Health Sciences Inc.	11,382	870
	Dean Foods Co.	91,156	790
	Medifast Inc.	10,723	684
	SpartanNash Co.	37,111	622
	Tootsie Roll Industries Inc.	17,008	568
	SUPERVALU Inc.	38,198	544
*	Freshpet Inc.	25,262	505
	John B Sanfilippo & Son Inc.	8,463	489
	Ingles Markets Inc. Class A	14,061	453

5

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Chefs' Warehouse Inc.	19,666	443
	Weis Markets Inc.	9,562	356
*	Primo Water Corp.	25,653	312
*,^	Cadiz Inc.	21,576	299
*,^	GNC Holdings Inc. Class A	68,232	291
*	Farmer Brothers Co.	8,590	268
	Limoneira Co.	12,338	264
*	Craft Brew Alliance Inc.	12,420	222
*	Seneca Foods Corp. Class A	6,951	202
	Village Super Market Inc. Class A	8,146	193
*	Smart & Final Stores Inc.	22,680	163
	Natural Health Trends Corp.	7,704	134
	Nature's Sunshine Products Inc.	11,270	127
	Turning Point Brands Inc.	5,306	111
*	Castle Brands Inc.	93,552	109
^	Orchids Paper Products Co.	8,640	92
	Alico Inc.	2,923	78
*	Natural Grocers by Vitamin Cottage Inc.	8,419	59
*	Lifeway Foods Inc.	4,397	30
			45,416
Energy (3.4%)
*	PDC Energy Inc.	66,308	3,483
	Delek US Holdings Inc.	83,056	2,834
*	Matador Resources Co.	97,240	2,806
	Peabody Energy Corp.	67,183	2,735
	Golar LNG Ltd.	96,452	2,606
*	Callon Petroleum Co.	200,469	2,119
*	Oasis Petroleum Inc.	268,406	2,115
*	SRC Energy Inc.	234,786	2,083
*	McDermott International Inc.	284,389	2,076
	Ensco plc Class A	429,436	1,907
	Arch Coal Inc. Class A	19,158	1,834
*	Dril-Quip Inc.	37,809	1,703
	SemGroup Corp. Class A	66,615	1,479
*	Rowan Cos. plc Class A	116,432	1,416
*	Superior Energy Services Inc.	151,867	1,299
*	Oil States International Inc.	50,708	1,247
*	C&J Energy Services Inc.	46,345	1,112
*	Carrizo Oil & Gas Inc.	76,963	1,081
	Warrior Met Coal Inc.	33,270	1,038
*	NOW Inc.	106,926	1,015
*	Unit Corp.	51,643	990
*	Noble Corp. plc	243,623	945
*,^	Diamond Offshore Drilling Inc.	65,056	943
*	ProPetro Holding Corp.	57,372	925
*	Forum Energy Technologies Inc.	80,399	909
*	Denbury Resources Inc.	400,044	876
*	Helix Energy Solutions Group Inc.	140,281	836
*	Exterran Corp.	32,304	836
*,^	WildHorse Resource Development Corp.	47,968	815
*	Halcon Resources Corp.	129,793	785
*	Ultra Petroleum Corp.	193,981	716
	Green Plains Inc.	38,947	713
*	Fairmount Santrol Holdings Inc.	156,590	702
*,^	Jagged Peak Energy Inc.	56,827	699
*,^	Resolute Energy Corp.	21,394	695
*	Newpark Resources Inc.	83,710	691
*	SunCoke Energy Inc.	64,267	686
*	Ring Energy Inc.	49,696	674
	Archrock Inc.	69,705	662
*,^	Keane Group Inc.	42,492	661
*	California Resources Corp.	42,335	597
*	Stone Energy Corp.	19,248	583
*	Sunrun Inc.	86,256	577

6

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Bonanza Creek Energy Inc.	20,032	562
*	Par Pacific Holdings Inc.	31,408	535
*	Penn Virginia Corp.	14,150	528
	TerraForm Power Inc. Class A	45,261	521
*	Tellurian Inc.	58,084	507
*	SandRidge Energy Inc.	34,936	491
*	REX American Resources Corp.	5,837	471
	CVR Energy Inc.	15,582	462
*,^	SunPower Corp. Class A	59,830	424
*	Renewable Energy Group Inc.	37,951	421
*	TETRA Technologies Inc.	113,613	412
*	Select Energy Services Inc. Class A	26,418	379
*	Matrix Service Co.	25,974	371
*	W&T Offshore Inc.	93,865	365
*	Bill Barrett Corp.	75,834	344
*	Flotek Industries Inc.	56,577	337
*	Abraxas Petroleum Corp.	153,096	329
*	Natural Gas Services Group Inc.	12,070	301
*	Solaris Oilfield Infrastructure Inc. Class A	17,359	292
*	Basic Energy Services Inc.	17,456	283
*	SEACOR Marine Holdings Inc.	16,670	282
	Panhandle Oil and Gas Inc. Class A	15,390	275
	Frank's International NV	50,542	264
*	Cloud Peak Energy Inc.	74,215	244
*	Green Brick Partners Inc.	23,850	241
*	Earthstone Energy Inc. Class A	23,681	218
*	Trecora Resources	19,398	215
*	Mammoth Energy Services Inc.	8,138	213
*	TPI Composites Inc.	10,579	210
*,^	Sanchez Energy Corp.	70,418	206
*	Pioneer Energy Services Corp.	74,643	205
	Evolution Petroleum Corp.	24,790	200
*	Clean Energy Fuels Corp.	134,748	187
*	Era Group Inc.	19,819	187
*	RigNet Inc.	13,876	186
*	SilverBow Resources Inc.	6,664	185
*	Pacific Ethanol Inc.	40,790	167
*	Smart Sand Inc.	21,864	162
*	NCS Multistage Holdings Inc.	11,004	161
*	Lilis Energy Inc.	43,079	158
*	CARBO Ceramics Inc.	22,506	153
*	Ameresco Inc. Class A	18,540	151
*	Energy XXI Gulf Coast Inc.	28,519	150
*	Midstates Petroleum Co. Inc.	10,922	147
*	Independence Contract Drilling Inc.	34,870	145
*	Eclipse Resources Corp.	88,014	142
*	Key Energy Services Inc.	10,220	137
*	Geospace Technologies Corp.	12,925	132
*,^	Approach Resources Inc.	43,042	125
*	Parker Drilling Co.	136,414	123
*	Gastar Exploration Inc.	173,381	117
	Gulf Island Fabrication Inc.	13,857	114
	Adams Resources & Energy Inc.	2,714	107
	Hallador Energy Co.	14,838	98
*,^	Vivint Solar Inc.	28,359	85
*	Isramco Inc.	682	72
*	Contango Oil & Gas Co.	22,807	66
*	Ranger Energy Services Inc.	6,479	58
*	EP Energy Corp. Class A	35,902	54
*,^	Jones Energy Inc. Class A	54,854	51
*	Ramaco Resources Inc.	6,589	45
*	Nine Energy Service Inc.	1,587	43
*	Willbros Group Inc.	40,906	39
*	Rosehill Resources Inc.	3,406	21

7

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* Liberty Oilfield Services Inc. Class A	958	18
* Westmoreland Coal Co.	17,252	7
Noble Energy Inc.	8	—
		70,405
Financial Services (24.5%)
* MGIC Investment Corp.	371,919	5,129
Fair Isaac Corp.	29,886	5,079
Sterling Bancorp	213,716	4,969
Umpqua Holdings Corp.	222,942	4,751
Wintrust Financial Corp.	56,106	4,742
* Texas Capital Bancshares Inc.	50,013	4,511
Radian Group Inc.	217,280	4,459
Hancock Holding Co.	84,470	4,367
Primerica Inc.	44,530	4,342
Stifel Financial Corp.	66,978	4,278
IBERIABANK Corp.	50,719	4,098
Chemical Financial Corp.	71,360	3,938
CNO Financial Group Inc.	170,010	3,832
* Essent Group Ltd.	81,548	3,677
Home BancShares Inc.	158,152	3,636
Evercore Inc. Class A	38,642	3,596
United Bankshares Inc.	100,463	3,566
Cousins Properties Inc.	422,885	3,527
Investors Bancorp Inc.	260,009	3,510
Gramercy Property Trust	160,719	3,480
FirstCash Inc.	46,561	3,432
RLJ Lodging Trust	170,313	3,374
First Industrial Realty Trust Inc.	119,298	3,344
MB Financial Inc.	81,203	3,330
Healthcare Realty Trust Inc.	124,897	3,316
UMB Financial Corp.	45,367	3,312
Selective Insurance Group Inc.	57,709	3,281
Sunstone Hotel Investors Inc.	226,678	3,271
Valley National Bancorp	260,466	3,248
South State Corp.	36,214	3,140
Cathay General Bancorp	76,250	3,131
Fulton Financial Corp.	171,800	3,110
PotlatchDeltic Corp.	60,349	3,087
Ryman Hospitality Properties Inc.	44,327	3,057
Glacier Bancorp Inc.	78,425	3,051
Washington Federal Inc.	87,449	3,034
* Green Dot Corp. Class A	46,539	3,031
First Citizens BancShares Inc. Class A	7,433	3,026
Columbia Banking System Inc.	72,338	3,022
Sabra Health Care REIT Inc.	178,607	3,015
First Financial Bankshares Inc.	63,592	2,925
LaSalle Hotel Properties	114,363	2,805
EastGroup Properties Inc.	33,717	2,732
BancorpSouth Bank	85,509	2,694
American Equity Investment Life Holding Co.	86,825	2,658
National Health Investors Inc.	40,453	2,624
Community Bank System Inc.	49,220	2,624
GEO Group Inc.	123,175	2,624
Physicians Realty Trust	181,205	2,604
First Midwest Bancorp Inc.	102,566	2,484
Bank of NT Butterfield & Son Ltd.	54,039	2,465
* Blackhawk Network Holdings Inc.	54,992	2,461
CVB Financial Corp.	106,043	2,439
Great Western Bancorp Inc.	59,569	2,436
Education Realty Trust Inc.	76,724	2,389
Simmons First National Corp. Class A	83,166	2,366
Hope Bancorp Inc.	130,494	2,357
Pebblebrook Hotel Trust	69,194	2,353
RLI Corp.	38,680	2,352

8

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Old National Bancorp	134,837	2,292
	United Community Banks Inc.	73,561	2,274
	Kemper Corp.	39,801	2,245
*,^	BofI Holding Inc.	60,259	2,241
*	Enstar Group Ltd.	11,300	2,237
	Urban Edge Properties	103,230	2,228
*,^	LendingTree Inc.	6,392	2,228
	PS Business Parks Inc.	19,883	2,204
	STAG Industrial Inc.	95,250	2,169
	Xenia Hotels & Resorts Inc.	108,156	2,127
	International Bancshares Corp.	54,899	2,122
	Trustmark Corp.	67,663	2,114
	Union Bankshares Corp.	56,231	2,102
	Rexford Industrial Realty Inc.	77,793	2,100
	DiamondRock Hospitality Co.	201,431	2,071
	Washington REIT	80,816	2,043
	LegacyTexas Financial Group Inc.	47,807	2,003
	Acadia Realty Trust	82,842	1,995
	Financial Engines Inc.	59,113	1,980
	Apollo Commercial Real Estate Finance Inc.	108,309	1,978
	Kennedy-Wilson Holdings Inc.	120,953	1,978
*	FCB Financial Holdings Inc. Class A	36,351	1,950
	Ameris Bancorp	36,664	1,949
*	Eagle Bancorp Inc.	31,470	1,921
	Renasant Corp.	45,470	1,899
*	HRG Group Inc.	119,742	1,891
	Independent Bank Corp.	26,963	1,871
	Retail Opportunity Investments Corp.	108,140	1,856
	ServisFirst Bancshares Inc.	46,137	1,853
	Towne Bank	63,660	1,817
	Banner Corp.	32,839	1,815
	Hilltop Holdings Inc.	74,505	1,811
	Terreno Realty Corp.	53,389	1,778
	Invesco Mortgage Capital Inc.	113,169	1,739
	WesBanco Inc.	41,969	1,730
	Lexington Realty Trust	216,360	1,722
*	PRA Group Inc.	44,623	1,709
	First Merchants Corp.	41,163	1,701
	Horace Mann Educators Corp.	41,214	1,696
	HFF Inc. Class A	37,032	1,691
	Argo Group International Holdings Ltd.	28,967	1,687
	First Financial Bancorp	61,413	1,670
*	Pacific Premier Bancorp Inc.	39,604	1,665
	CenterState Bank Corp.	60,259	1,641
	Waddell & Reed Financial Inc. Class A	81,076	1,622
	Capitol Federal Financial Inc.	127,981	1,598
	QTS Realty Trust Inc. Class A	49,235	1,589
	Moelis & Co. Class A	31,152	1,581
	Northwest Bancshares Inc.	95,180	1,562
	Provident Financial Services Inc.	61,425	1,528
	Mack-Cali Realty Corp.	90,455	1,528
	Chesapeake Lodging Trust	59,030	1,526
	Artisan Partners Asset Management Inc. Class A	45,073	1,521
	Alexander & Baldwin Inc.	68,059	1,497
	NBT Bancorp Inc.	42,625	1,483
	Berkshire Hills Bancorp Inc.	39,792	1,462
	LTC Properties Inc.	39,305	1,452
	Westamerica Bancorporation	25,271	1,448
	WSFS Financial Corp.	30,305	1,446
*	Genworth Financial Inc. Class A	509,381	1,386
	Summit Hotel Properties Inc.	103,502	1,363
	Agree Realty Corp.	28,923	1,362
	S&T Bancorp Inc.	34,481	1,361
	Four Corners Property Trust Inc.	61,565	1,352

9

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Park National Corp.	13,343	1,348
First Commonwealth Financial Corp.	96,336	1,346
Walker & Dunlop Inc.	27,820	1,345
Heartland Financial USA Inc.	24,456	1,305
Government Properties Income Trust	94,363	1,295
American Assets Trust Inc.	40,408	1,282
* Third Point Reinsurance Ltd.	91,919	1,278
Houlihan Lokey Inc. Class A	27,026	1,255
Infinity Property & Casualty Corp.	10,636	1,255
Sandy Spring Bancorp Inc.	32,184	1,247
Employers Holdings Inc.	31,819	1,246
Independent Bank Group Inc.	17,671	1,240
Washington Prime Group Inc.	186,514	1,222
Boston Private Financial Holdings Inc.	83,249	1,215
First Busey Corp.	40,748	1,208
Piper Jaffray Cos.	14,355	1,199
* Quality Care Properties Inc.	96,140	1,191
Brookline Bancorp Inc.	74,953	1,188
Ladder Capital Corp. Class A	79,145	1,169
* First BanCorp	191,755	1,156
OM Asset Management plc	75,263	1,154
Select Income REIT	63,280	1,150
* NMI Holdings Inc. Class A	57,489	1,141
* Cannae Holdings Inc.	61,664	1,133
National General Holdings Corp.	49,064	1,127
* Seacoast Banking Corp. of Florida	42,976	1,127
Tompkins Financial Corp.	14,651	1,124
Redwood Trust Inc.	76,514	1,121
Navigators Group Inc.	20,566	1,108
Kite Realty Group Trust	73,201	1,108
WisdomTree Investments Inc.	115,070	1,106
State Bank Financial Corp.	37,664	1,090
Lakeland Financial Corp.	24,030	1,089
National Storage Affiliates Trust	44,240	1,085
PennyMac Mortgage Investment Trust	64,764	1,080
Nelnet Inc. Class A	19,333	1,070
OceanFirst Financial Corp.	41,307	1,069
AMERISAFE Inc.	19,077	1,068
Global Net Lease Inc.	67,747	1,060
Safety Insurance Group Inc.	14,569	1,039
Beneficial Bancorp Inc.	69,037	1,036
Enterprise Financial Services Corp.	22,075	1,034
Kearny Financial Corp.	79,519	1,034
First Interstate BancSystem Inc. Class A	26,011	1,027
* LendingClub Corp.	326,137	1,027
* Encore Capital Group Inc.	23,988	1,027
^ AmTrust Financial Services Inc.	85,621	1,025
* Cardtronics plc Class A	45,653	1,022
City Holding Co.	15,081	1,016
Monmouth Real Estate Investment Corp.	70,990	1,002
RE/MAX Holdings Inc. Class A	18,077	1,000
CareTrust REIT Inc.	75,310	998
EVERTEC Inc.	60,647	982
CYS Investments Inc.	155,098	980
First Bancorp	28,117	974
Seritage Growth Properties Class A	25,644	969
Meta Financial Group Inc.	9,019	969
Hanmi Financial Corp.	31,641	967
United Fire Group Inc.	21,624	962
Meridian Bancorp Inc.	47,518	953
MainSource Financial Group Inc.	24,714	933
Ramco-Gershenson Properties Trust	78,229	922
Southside Bancshares Inc.	27,573	921
Universal Insurance Holdings Inc.	31,276	916

10

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	ARMOUR Residential REIT Inc.	41,999	900
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	50,664	892
	BancFirst Corp.	16,700	889
	Tier REIT Inc.	47,634	885
	Heritage Financial Corp.	29,584	880
	PJT Partners Inc.	18,277	874
	ConnectOne Bancorp Inc.	30,238	871
	Lakeland Bancorp Inc.	45,430	868
	Banc of California Inc.	43,411	866
	Cohen & Steers Inc.	21,544	862
	Virtus Investment Partners Inc.	6,968	857
	Banco Latinoamericano de Comercio Exterior SA	30,580	852
*	Customers Bancorp Inc.	28,978	850
	Franklin Street Properties Corp.	104,965	849
	Stewart Information Services Corp.	21,083	846
	Central Pacific Financial Corp.	30,025	837
	James River Group Holdings Ltd.	25,451	832
	Preferred Bank	13,168	821
	Capstead Mortgage Corp.	97,531	814
	Bryn Mawr Bank Corp.	18,665	813
	Chatham Lodging Trust	44,606	811
	National Bank Holdings Corp. Class A	24,785	808
	Easterly Government Properties Inc.	42,314	806
	MTGE Investment Corp.	46,564	792
	InfraREIT Inc.	42,404	790
*	St. Joe Co.	44,741	787
	1st Source Corp.	15,965	787
	United Financial Bancorp Inc.	50,466	787
	Washington Trust Bancorp Inc.	15,113	784
	TrustCo Bank Corp. NY	92,148	783
	Stock Yards Bancorp Inc.	22,282	782
	CBL & Associates Properties Inc.	168,194	779
	Alexander's Inc.	2,117	773
*	HomeStreet Inc.	26,784	769
	TriCo Bancshares	20,354	760
	Flushing Financial Corp.	28,172	752
	Virtu Financial Inc. Class A	25,288	751
*	Flagstar Bancorp Inc.	21,177	747
	Carolina Financial Corp.	18,946	735
	Granite Point Mortgage Trust Inc.	43,479	733
	Getty Realty Corp.	31,004	732
*	Enova International Inc.	33,171	730
	Cass Information Systems Inc.	12,437	728
	CoBiz Financial Inc.	38,385	728
*	Triumph Bancorp Inc.	17,704	725
	Univest Corp. of Pennsylvania	26,049	714
	Independence Realty Trust Inc.	83,756	714
*	Ambac Financial Group Inc.	47,100	714
*,^	MBIA Inc.	89,281	713
	Pennsylvania REIT	68,103	711
	German American Bancorp Inc.	21,437	710
	Kinsale Capital Group Inc.	14,485	710
	Universal Health Realty Income Trust	12,714	704
	National Western Life Group Inc. Class A	2,289	698
	Northfield Bancorp Inc.	44,395	689
	Community Trust Bancorp Inc.	15,586	678
	Federal Agricultural Mortgage Corp.	8,841	672
	Camden National Corp.	15,914	672
	New Senior Investment Group Inc.	83,027	671
	Guaranty Bancorp	24,254	666
*	iStar Inc.	65,881	665
*,^	Trupanion Inc.	22,405	664
	First of Long Island Corp.	24,241	661
	Diamond Hill Investment Group Inc.	3,216	659

11

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* EZCORP Inc. Class A	50,608	658
Horizon Bancorp	23,242	658
Hersha Hospitality Trust Class A	39,019	656
Investment Technology Group Inc.	33,055	655
FBL Financial Group Inc. Class A	9,962	647
Bridge Bancorp Inc.	19,456	646
* World Acceptance Corp.	5,885	633
Oritani Financial Corp.	39,551	617
Live Oak Bancshares Inc.	23,621	616
New York Mortgage Trust Inc.	111,318	613
* INTL. FCStone Inc.	15,109	599
Armada Hoffler Properties Inc.	44,700	585
* Donnelley Financial Solutions Inc.	33,567	581
Peapack Gladstone Financial Corp.	17,557	579
CatchMark Timber Trust Inc. Class A	44,046	576
Opus Bank	20,431	573
Saul Centers Inc.	11,700	572
Investors Real Estate Trust	122,973	572
Heritage Commerce Corp.	36,084	569
NorthStar Realty Europe Corp.	54,763	563
Dime Community Bancshares Inc.	31,226	562
Peoples Bancorp Inc.	16,174	558
Mercantile Bank Corp.	16,497	546
Cadence BanCorp Class A	19,907	546
First Defiance Financial Corp.	10,229	544
Great Southern Bancorp Inc.	11,210	543
* First Foundation Inc.	29,516	539
QCR Holdings Inc.	12,142	529
* Front Yard Residential Corp.	50,160	526
Urstadt Biddle Properties Inc. Class A	30,033	526
* Bancorp Inc.	49,040	518
* National Commerce Corp.	11,972	514
* FB Financial Corp.	12,951	512
* Marcus & Millichap Inc.	16,204	507
Preferred Apartment Communities Inc. Class A	36,395	507
* Nationstar Mortgage Holdings Inc.	29,569	506
* TriState Capital Holdings Inc.	22,379	500
Blue Hills Bancorp Inc.	24,714	498
* Greenlight Capital Re Ltd. Class A	30,325	497
Greenhill & Co. Inc.	24,229	493
Fidelity Southern Corp.	21,872	492
* Nicolet Bankshares Inc.	9,073	491
Hamilton Lane Inc. Class A	13,961	488
* Everi Holdings Inc.	64,886	483
Midland States Bancorp Inc.	15,406	483
Gladstone Commercial Corp.	27,892	472
First Community Bancshares Inc.	17,358	471
Whitestone REIT	37,983	469
RMR Group Inc. Class A	7,400	465
OFG Bancorp	43,205	464
* Green Bancorp Inc.	21,111	460
AG Mortgage Investment Trust Inc.	28,128	460
United Community Financial Corp.	49,798	460
Waterstone Financial Inc.	26,731	460
Independent Bank Corp.	19,906	455
Anworth Mortgage Asset Corp.	99,700	455
Financial Institutions Inc.	14,650	450
First Financial Corp.	10,463	449
* Veritex Holdings Inc.	16,111	447
Bank of Marin Bancorp	6,711	444
State Auto Financial Corp.	16,005	441
Westwood Holdings Group Inc.	8,120	441
Maiden Holdings Ltd.	72,542	435
* Allegiance Bancshares Inc.	11,326	432

12

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	HomeTrust Bancshares Inc.	16,474	427
	Bar Harbor Bankshares	15,674	425
	Access National Corp.	15,145	423
	CorEnergy Infrastructure Trust Inc.	11,777	422
	Ashford Hospitality Trust Inc.	76,387	421
	NexPoint Residential Trust Inc.	17,142	413
	West Bancorporation Inc.	16,868	410
*	Tejon Ranch Co.	18,495	410
*	Republic First Bancorp Inc.	48,455	409
	People's Utah Bancorp	13,447	408
	United Insurance Holdings Corp.	20,779	406
*	Equity Bancshares Inc. Class A	10,888	402
	Community Healthcare Trust Inc.	17,072	402
	CNB Financial Corp.	14,946	402
	Old Second Bancorp Inc.	29,093	400
*	Ocwen Financial Corp.	106,912	389
	B. Riley Financial Inc.	20,797	385
	Republic Bancorp Inc. Class A	10,288	383
	Arrow Financial Corp.	11,721	378
*	Health Insurance Innovations Inc. Class A	12,030	375
*	Cowen Inc. Class A	26,116	375
	UMH Properties Inc.	32,085	374
*	PennyMac Financial Services Inc. Class A	15,913	371
	Farmers National Banc Corp.	27,103	366
	Heritage Insurance Holdings Inc.	21,722	362
*	Franklin Financial Network Inc.	11,658	362
*	Atlantic Capital Bancshares Inc.	20,915	362
	Sierra Bancorp	13,728	357
	Cedar Realty Trust Inc.	89,826	357
	Ladenburg Thalmann Financial Services Inc.	106,288	355
	Western Asset Mortgage Capital Corp.	40,070	353
	MidWestOne Financial Group Inc.	11,102	353
	First Connecticut Bancorp Inc.	14,082	353
*	PCSB Financial Corp.	18,223	350
	First Mid-Illinois Bancshares Inc.	10,039	343
*	FRP Holdings Inc.	6,556	343
	Southern National Bancorp of Virginia Inc.	21,938	337
	First Bancshares Inc.	10,623	337
	Ares Commercial Real Estate Corp.	26,896	331
	Farmers & Merchants Bancorp Inc.	8,873	328
*,^	Citizens Inc.Class A	46,711	320
^	Orchid Island Capital Inc.	44,145	317
*	MoneyGram International Inc.	29,301	314
	One Liberty Properties Inc.	14,244	310
	Clifton Bancorp Inc.	19,892	307
	Dynex Capital Inc.	50,896	306
*	Global Indemnity Ltd.	8,251	305
	First Internet Bancorp	8,047	305
*	Regional Management Corp.	10,076	301
	First Bancorp Inc.	11,122	300
	Arlington Asset Investment Corp. Class A	27,286	295
	American National Bankshares Inc.	8,165	295
*,^	Altisource Portfolio Solutions SA	11,035	294
	City Office REIT Inc.	29,009	291
	Investors Title Co.	1,505	290
	Enterprise Bancorp Inc.	9,254	289
	Peoples Financial Services Corp.	6,890	284
*	Southern First Bancshares Inc.	6,677	281
	MedEquities Realty Trust Inc.	28,261	273
	HCI Group Inc.	7,821	271
	Resource Capital Corp.	31,110	270
*	BSB Bancorp Inc.	9,263	269
	PICO Holdings Inc.	21,833	267
	Old Line Bancshares Inc.	8,403	266

13

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Western New England Bancorp Inc.	26,697	266
National Bankshares Inc.	6,648	265
Farmers Capital Bank Corp.	7,241	264
Oppenheimer Holdings Inc. Class A	9,854	262
Summit Financial Group Inc.	10,908	261
Citizens & Northern Corp.	11,613	260
Capital City Bank Group Inc.	10,821	260
Hingham Institution for Savings	1,285	257
* Forestar Group Inc.	10,327	255
Macatawa Bank Corp.	25,769	255
* WMIH Corp.	195,736	252
* On Deck Capital Inc.	48,274	251
* eHealth Inc.	15,221	248
GAIN Capital Holdings Inc.	34,957	248
* HarborOne Bancorp Inc.	12,865	248
* Safeguard Scientifics Inc.	20,132	246
Charter Financial Corp.	12,295	244
Home Bancorp Inc.	5,842	242
Sutherland Asset Management Corp.	17,506	242
Consolidated-Tomoka Land Co.	3,845	238
^ Farmland Partners Inc.	31,493	237
Century Bancorp Inc. Class A	3,014	231
BankFinancial Corp.	14,337	230
Southern Missouri Bancorp Inc.	6,753	228
Territorial Bancorp Inc.	7,618	228
EMC Insurance Group Inc.	8,705	227
Ames National Corp.	8,471	225
Northrim BanCorp Inc.	6,753	225
Jernigan Capital Inc.	13,229	223
Ashford Hospitality Prime Inc.	25,866	222
Civista Bancshares Inc.	9,844	222
Codorus Valley Bancorp Inc.	8,471	222
MutualFirst Financial Inc.	6,139	219
Bear State Financial Inc.	21,311	219
KKR Real Estate Finance Trust Inc.	10,997	216
* Redfin Corp.	10,386	214
ACNB Corp.	7,532	211
Baldwin & Lyons Inc.	9,289	210
TPG RE Finance Trust Inc.	11,251	208
Shore Bancshares Inc.	12,189	207
Great Ajax Corp.	15,732	204
* AV Homes Inc.	12,139	204
Union Bankshares Inc.	3,904	200
Evans Bancorp Inc.	4,618	199
First Business Financial Services Inc.	8,236	198
Investar Holding Corp.	8,133	198
Federated National Holding Co.	12,629	195
Central Valley Community Bancorp	9,926	194
BCB Bancorp Inc.	12,473	191
Bankwell Financial Group Inc.	6,090	191
FNB Bancorp	5,314	190
Cherry Hill Mortgage Investment Corp.	11,731	189
* Entegra Financial Corp.	6,727	189
Safety Income & Growth Inc.	10,837	189
Penns Woods Bancorp Inc.	4,633	188
MidSouth Bancorp Inc.	15,009	188
* Atlas Financial Holdings Inc.	10,526	185
Orrstown Financial Services Inc.	7,464	184
Pzena Investment Management Inc. Class A	16,936	184
Riverview Bancorp Inc.	20,979	181
Norwood Financial Corp.	6,100	180
MBT Financial Corp.	17,532	179
Timberland Bancorp Inc.	6,259	179
Stratus Properties Inc.	5,965	177

14

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Industrial Logistics Properties Trust	8,731	175
*	Community Bankers Trust Corp.	21,096	175
	Bluerock Residential Growth REIT Inc. Class A	23,245	175
	Independence Holding Co.	6,061	173
	Premier Financial Bancorp Inc.	9,497	167
*	Capstar Financial Holdings Inc.	8,775	167
	Kingstone Cos. Inc.	8,733	167
	LCNB Corp.	8,974	166
	Bank of Commerce Holdings	15,248	165
*	NI Holdings Inc.	10,161	164
*	Metropolitan Bank Holding Corp.	3,666	163
	Northeast Bancorp	7,343	161
	Ohio Valley Banc Corp.	4,105	161
	Reliant Bancorp Inc.	6,696	159
	SI Financial Group Inc.	10,949	158
	Unity Bancorp Inc.	7,628	158
*	Byline Bancorp Inc.	6,825	157
*	SmartFinancial Inc.	7,155	156
	United Security Bancshares	15,232	155
*	First Northwest Bancorp	9,639	154
	Associated Capital Group Inc. Class A	4,464	154
*	Howard Bancorp Inc.	8,514	153
	C&F Financial Corp.	3,306	153
	Merchants Bancorp	7,453	153
	Tiptree Inc.	26,475	152
	Clipper Realty Inc.	16,873	150
*	Malvern Bancorp Inc.	6,286	150
	Donegal Group Inc. Class A	8,990	142
	Community Financial Corp.	3,777	141
	Prudential Bancorp Inc.	7,947	139
	ESSA Bancorp Inc.	9,189	134
	Owens Realty Mortgage Inc.	9,377	133
	Chemung Financial Corp.	3,095	132
	County Bancorp Inc.	4,861	130
	First Financial Northwest Inc.	8,143	129
*	Elevate Credit Inc.	17,816	127
*	Hallmark Financial Services Inc.	12,620	124
	Peoples Bancorp of North Carolina Inc.	4,432	123
	Middlefield Banc Corp.	2,534	122
*	Pacific Mercantile Bancorp	14,651	121
^	Global Medical REIT Inc.	18,553	121
	Parke Bancorp Inc.	5,769	120
	Two River Bancorp	6,976	120
	GAMCO Investors Inc. Class A	4,236	114
	First Guaranty Bancshares Inc.	4,352	109
	Greene County Bancorp Inc.	2,922	106
*	Trinity Place Holdings Inc.	16,925	102
	Silvercrest Asset Management Group Inc. Class A	6,646	100
	Crawford & Co. Class B	11,144	100
	DNB Financial Corp.	2,904	98
*	Provident Bancorp Inc.	4,077	95
	Provident Financial Holdings Inc.	5,130	93
	RBB Bancorp	3,566	91
	Ellington Residential Mortgage REIT	8,596	91
*,^	Impac Mortgage Holdings Inc.	10,144	90
	Old Point Financial Corp.	3,439	86
	Guaranty Bancshares Inc.	2,194	78
*	Maui Land & Pineapple Co. Inc.	6,646	74
*	Americold Realty Trust	4,079	73
	CBTX Inc.	2,619	72
	Blue Capital Reinsurance Holdings Ltd.	6,253	69
*	Newmark Group Inc. Class A	3,112	45
*	Transcontinental Realty Investors Inc.	1,455	43
	Medley Management Inc. Class A	5,033	31

15

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Oconee Federal Financial Corp.	1,024	29
	Griffin Industrial Realty Inc.	644	23
	Luther Burbank Corp.	1,789	23
	Value Line Inc.	1,151	21
	RAIT Financial Trust	81,423	15
*,^	CPI Card Group Inc.	3,810	10
			509,297
Health Care (16.1%)
*	Nektar Therapeutics Class A	148,757	12,876
*	Bluebird Bio Inc.	49,070	9,863
*	Sage Therapeutics Inc.	41,242	6,655
*	Catalent Inc.	134,465	5,614
*	Exact Sciences Corp.	118,084	5,268
*	Encompass Health Corp.	98,825	5,263
*	Insulet Corp.	58,371	4,383
*	LivaNova plc	48,711	4,371
	Cantel Medical Corp.	36,742	4,273
*	PRA Health Sciences Inc.	49,770	4,181
	Chemed Corp.	15,798	4,102
*	Masimo Corp.	44,995	3,938
*	FibroGen Inc.	70,144	3,865
*,^	Sarepta Therapeutics Inc.	61,452	3,857
*	Haemonetics Corp.	53,459	3,790
*	Medidata Solutions Inc.	56,625	3,718
*	Blueprint Medicines Corp.	42,729	3,699
*	ICU Medical Inc.	15,108	3,494
*	Array BioPharma Inc.	200,268	3,469
*	Avexis Inc.	27,767	3,436
*	Globus Medical Inc.	70,828	3,374
*	Integra LifeSciences Holdings Corp.	63,955	3,372
*	Molina Healthcare Inc.	44,190	3,195
*	Ligand Pharmaceuticals Inc.	20,996	3,189
*	Penumbra Inc.	29,448	3,186
*	Neogen Corp.	50,107	2,920
*	HealthEquity Inc.	50,127	2,886
*	AMN Healthcare Services Inc.	47,431	2,640
*	Amicus Therapeutics Inc.	186,964	2,573
*	Clovis Oncology Inc.	44,243	2,569
*	Loxo Oncology Inc.	22,999	2,558
*	Allscripts Healthcare Solutions Inc.	182,962	2,538
*	NuVasive Inc.	51,107	2,472
*	Magellan Health Inc.	24,213	2,443
*	Portola Pharmaceuticals Inc.	57,261	2,423
*	Horizon Pharma plc	164,460	2,398
*	Halozyme Therapeutics Inc.	120,209	2,363
*	Halyard Health Inc.	47,083	2,325
*	Syneos Health Inc.	54,532	2,285
*	Nevro Corp.	27,898	2,263
*	Merit Medical Systems Inc.	48,899	2,225
*	AnaptysBio Inc.	17,957	2,204
*	Global Blood Therapeutics Inc.	37,105	2,176
*,^	Teladoc Inc.	54,134	2,171
*	Myriad Genetics Inc.	65,753	2,132
*	Medicines Co.	69,543	2,129
*	Wright Medical Group NV	104,442	2,125
*	Inogen Inc.	17,119	2,068
*	Sangamo Therapeutics Inc.	84,297	2,019
*	Select Medical Holdings Corp.	107,213	1,941
*	Ironwood Pharmaceuticals Inc. Class A	134,421	1,909
*	Supernus Pharmaceuticals Inc.	48,670	1,893
*	Ultragenyx Pharmaceutical Inc.	39,506	1,889
*	Puma Biotechnology Inc.	28,892	1,888
*	Spectrum Pharmaceuticals Inc.	87,427	1,881
*	Insmed Inc.	77,130	1,867

16

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Prestige Brands Holdings Inc.	53,848	1,820
*	Immunomedics Inc.	102,843	1,739
*	Aerie Pharmaceuticals Inc.	33,054	1,691
*	Cambrex Corp.	32,442	1,685
*	Amedisys Inc.	28,440	1,684
*	Tenet Healthcare Corp.	81,131	1,671
*	Emergent BioSolutions Inc.	33,446	1,662
	CONMED Corp.	27,426	1,660
*	Omnicell Inc.	37,466	1,635
*	Integer Holdings Corp.	30,948	1,580
*	Spark Therapeutics Inc.	27,584	1,575
*	Acceleron Pharma Inc.	37,469	1,571
*	Arena Pharmaceuticals Inc.	39,236	1,521
*	NxStage Medical Inc.	64,855	1,510
*	Impax Laboratories Inc.	73,238	1,494
	Abaxis Inc.	21,904	1,460
*	Radius Health Inc.	38,186	1,455
*	Zogenix Inc.	34,128	1,447
*	Tivity Health Inc.	36,442	1,405
*	Corcept Therapeutics Inc.	90,953	1,382
*	Esperion Therapeutics Inc.	16,931	1,361
*	HMS Holdings Corp.	83,859	1,345
*	Varex Imaging Corp.	37,625	1,313
*	Prothena Corp. plc	38,325	1,291
*	Momenta Pharmaceuticals Inc.	75,511	1,287
*	Repligen Corp.	37,505	1,286
	Ensign Group Inc.	48,054	1,283
*	Editas Medicine Inc.	34,359	1,259
*	Quidel Corp.	28,344	1,236
*	Cotiviti Holdings Inc.	36,704	1,230
*	Pacira Pharmaceuticals Inc.	39,201	1,227
*	Enanta Pharmaceuticals Inc.	15,555	1,223
*	Foundation Medicine Inc.	14,461	1,197
*	Novocure Ltd.	57,609	1,184
*	Xencor Inc.	38,099	1,167
*	Innoviva Inc.	75,033	1,164
*	Aimmune Therapeutics Inc.	35,158	1,143
*	MyoKardia Inc.	19,569	1,139
*,^	Theravance Biopharma Inc.	42,214	1,113
*	ImmunoGen Inc.	99,761	1,108
*	Iovance Biotherapeutics Inc.	61,758	1,071
	Analogic Corp.	12,589	1,051
*	Acorda Therapeutics Inc.	43,399	1,031
*	PTC Therapeutics Inc.	40,008	1,030
*	Atara Biotherapeutics Inc.	26,680	1,028
*	BioTelemetry Inc.	31,744	1,025
*	Retrophin Inc.	40,456	1,012
*	LHC Group Inc.	15,718	1,012
	Owens & Minor Inc.	60,665	996
*	Dynavax Technologies Corp.	60,906	984
*	Intersect ENT Inc.	26,667	983
*	Dermira Inc.	38,176	982
*	OraSure Technologies Inc.	56,459	974
*	Orthofix International NV	17,217	964
	US Physical Therapy Inc.	12,283	952
*	Natus Medical Inc.	30,497	950
*	Heron Therapeutics Inc.	45,298	922
*	Assembly Biosciences Inc.	16,054	911
*	Glaukos Corp.	28,580	895
*	iRhythm Technologies Inc.	14,170	881
*	Alder Biopharmaceuticals Inc.	63,241	879
*,^	Epizyme Inc.	49,029	868
*	CytomX Therapeutics Inc.	29,134	866
*	MacroGenics Inc.	33,981	853

17

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	K2M Group Holdings Inc.	41,077	851
	Luminex Corp.	42,517	834
	Atrion Corp.	1,414	833
*	Vanda Pharmaceuticals Inc.	44,094	831
*,^	TherapeuticsMD Inc.	165,567	828
*	Intra-Cellular Therapies Inc.	42,573	825
*,^	Flexion Therapeutics Inc.	32,494	824
*	AxoGen Inc.	27,560	805
*	REGENXBIO Inc.	27,929	795
*	Cardiovascular Systems Inc.	33,250	791
	Kindred Healthcare Inc.	84,612	778
	Phibro Animal Health Corp. Class A	19,825	762
*	Almost Family Inc.	12,803	755
*	Anika Therapeutics Inc.	14,331	746
*,^	MiMedx Group Inc.	103,450	733
*	AMAG Pharmaceuticals Inc.	34,819	733
*	Providence Service Corp.	11,309	719
*	TG Therapeutics Inc.	51,311	718
*	Revance Therapeutics Inc.	22,712	703
	National HealthCare Corp.	11,980	703
*,^	Accelerate Diagnostics Inc.	26,060	685
*,^	Novavax Inc.	311,397	676
*	Amphastar Pharmaceuticals Inc.	36,389	668
*	Quality Systems Inc.	52,936	664
*	R1 RCM Inc.	101,001	663
*	STAAR Surgical Co.	40,946	643
*	Akebia Therapeutics Inc.	44,929	642
*	Genomic Health Inc.	19,838	635
*	CryoLife Inc.	32,404	614
*,^	WaVe Life Sciences Ltd.	12,013	612
*	AngioDynamics Inc.	36,771	599
*	Collegium Pharmaceutical Inc.	24,932	598
*	Cutera Inc.	13,227	596
	Meridian Bioscience Inc.	41,280	576
*	Five Prime Therapeutics Inc.	26,921	572
*	AtriCure Inc.	32,357	572
	Invacare Corp.	32,797	564
*	Triple-S Management Corp. Class B	23,181	563
*	Audentes Therapeutics Inc.	16,564	558
*,^	La Jolla Pharmaceutical Co.	17,787	552
*	Rigel Pharmaceuticals Inc.	146,069	549
	LeMaitre Vascular Inc.	15,218	529
*	Madrigal Pharmaceuticals Inc.	4,110	518
*	ANI Pharmaceuticals Inc.	7,950	509
*	Karyopharm Therapeutics Inc.	33,450	494
*	Voyager Therapeutics Inc.	17,172	493
*	Community Health Systems Inc.	95,024	487
*,^	ZIOPHARM Oncology Inc.	130,298	486
*	Cerus Corp.	112,870	483
*	BioCryst Pharmaceuticals Inc.	96,822	481
*	NeoGenomics Inc.	56,777	477
*	Progenics Pharmaceuticals Inc.	70,509	471
*	Lantheus Holdings Inc.	30,508	467
*,^	Omeros Corp.	45,766	462
*,^	Lannett Co. Inc.	28,641	458
*	Kura Oncology Inc.	20,241	457
*	Aclaris Therapeutics Inc.	22,931	457
*	Cross Country Healthcare Inc.	35,208	456
*	Heska Corp.	6,682	454
*	Accuray Inc.	81,489	452
*	CorVel Corp.	9,199	450
*	Eagle Pharmaceuticals Inc.	7,959	447
*,^	Synergy Pharmaceuticals Inc.	245,350	444
*	Intellia Therapeutics Inc.	16,590	433

18

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Fate Therapeutics Inc.	38,133	429
*	Tactile Systems Technology Inc.	12,989	420
*,^	Keryx Biopharmaceuticals Inc.	88,853	408
*	Agenus Inc.	74,062	399
*	Codexis Inc.	41,174	393
*	Concert Pharmaceuticals Inc.	17,940	393
*	Depomed Inc.	57,070	392
*	Surmodics Inc.	13,006	391
*,^	Abeona Therapeutics Inc.	28,167	390
*	Stemline Therapeutics Inc.	22,452	385
*	Achillion Pharmaceuticals Inc.	118,280	384
*	Coherus Biosciences Inc.	38,384	380
*,^	Cara Therapeutics Inc.	26,843	375
*,^	Lexicon Pharmaceuticals Inc.	43,105	372
*	RadNet Inc.	37,138	371
*	BioScrip Inc.	117,475	371
*	PDL BioPharma Inc.	151,676	364
*,^	Adamas Pharmaceuticals Inc.	14,787	362
*,^	Corbus Pharmaceuticals Holdings Inc.	48,478	359
*,^	Achaogen Inc.	34,191	357
*	Biohaven Pharmaceutical Holding Co. Ltd.	10,474	355
*	MediciNova Inc.	33,863	354
*	Cascadian Therapeutics Inc.	35,320	352
*,^	Geron Corp.	147,335	340
	Computer Programs & Systems Inc.	11,334	338
*,^	Inovio Pharmaceuticals Inc.	81,525	334
*	Endologix Inc.	82,774	333
*	Cytokinetics Inc.	41,543	322
*,^	Antares Pharma Inc.	145,853	321
*	Corium International Inc.	24,526	319
*	Tabula Rasa HealthCare Inc.	9,741	315
*	Paratek Pharmaceuticals Inc.	23,636	310
*	Jounce Therapeutics Inc.	14,543	307
	Utah Medical Products Inc.	3,453	306
*	Pieris Pharmaceuticals Inc.	35,622	303
*	Celldex Therapeutics Inc.	131,807	297
*	Edge Therapeutics Inc.	19,694	296
*,^	Surgery Partners Inc.	18,468	293
*	Natera Inc.	31,907	287
*	Capital Senior Living Corp.	24,308	287
*	Entellus Medical Inc.	11,817	284
*	Invitae Corp.	42,545	280
*	Oxford Immunotec Global plc	25,662	280
*	Aduro Biotech Inc.	44,608	279
*	Reata Pharmaceuticals Inc. Class A	11,361	274
*,^	Rockwell Medical Inc.	46,851	273
	National Research Corp. Class A	9,502	269
*	Enzo Biochem Inc.	41,667	264
*,^	ViewRay Inc.	31,015	258
*	Fluidigm Corp.	37,817	256
*,^	Akcea Therapeutics Inc.	15,073	256
*	Idera Pharmaceuticals Inc.	143,669	254
*	Addus HomeCare Corp.	7,357	253
*	Pacific Biosciences of California Inc.	104,940	250
*	BioSpecifics Technologies Corp.	6,067	246
*	ChemoCentryx Inc.	24,446	238
*	Catalyst Pharmaceuticals Inc.	72,628	232
*	RTI Surgical Inc.	54,266	231
*	Calithera Biosciences Inc.	29,938	231
*	Chimerix Inc.	46,429	226
*	Castlight Health Inc. Class B	63,376	225
*	BioTime Inc.	85,563	224
*	Kindred Biosciences Inc.	24,916	222
*	Medpace Holdings Inc.	6,754	216

19

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	GenMark Diagnostics Inc.	52,404	216
*	Rhythm Pharmaceuticals Inc.	8,167	211
*	Civitas Solutions Inc.	15,825	206
*	Deciphera Pharmaceuticals Inc.	8,167	204
*	NewLink Genetics Corp.	28,445	204
*,^	Neos Therapeutics Inc.	24,135	200
*	Apellis Pharmaceuticals Inc.	10,864	199
*	Otonomy Inc.	33,267	198
*	American Renal Associates Holdings Inc.	9,841	195
*	Seres Therapeutics Inc.	20,474	195
*	Tocagen Inc.	17,638	192
*,^	Bellicum Pharmaceuticals Inc.	27,243	189
*	Protagonist Therapeutics Inc.	11,145	189
*	Strongbridge Biopharma plc	24,568	179
*	Ardelyx Inc.	33,189	178
*	G1 Therapeutics Inc.	7,799	176
*,^	Insys Therapeutics Inc.	23,665	173
*	Durect Corp.	138,322	169
*,^	Pulse Biosciences Inc.	8,739	162
*	PetIQ Inc.	7,248	159
*	FONAR Corp.	6,280	155
*,^	Dova Pharmaceuticals Inc.	5,114	155
*	Aratana Therapeutics Inc.	41,222	153
*,^	Calyxt Inc.	8,077	148
*	Merrimack Pharmaceuticals Inc.	13,205	147
*	Minerva Neurosciences Inc.	27,838	146
*	Veracyte Inc.	24,134	145
*	Tetraphase Pharmaceuticals Inc.	51,246	144
*	Fortress Biotech Inc.	33,394	142
*,^	Athersys Inc.	102,900	141
*	Conatus Pharmaceuticals Inc.	26,905	140
*	Sientra Inc.	14,566	139
*	Clearside Biomedical Inc.	21,433	138
*	Syros Pharmaceuticals Inc.	12,958	137
*,^	NantKwest Inc.	29,784	132
*	NanoString Technologies Inc.	20,582	132
*	Selecta Biosciences Inc.	14,268	131
*,^	Quotient Ltd.	28,165	130
*,^	VBI Vaccines Inc.	35,279	129
*	Melinta Therapeutics Inc.	9,888	123
*	Recro Pharma Inc.	13,581	122
*	Ocular Therapeutix Inc.	23,360	122
*	Teligent Inc.	42,633	119
*,^	Zynerba Pharmaceuticals Inc.	11,903	116
*,^	Athenex Inc.	7,125	113
*	Syndax Pharmaceuticals Inc.	12,169	110
*	Kala Pharmaceuticals Inc.	7,618	107
*,^	Corindus Vascular Robotics Inc.	106,434	106
*	Trevena Inc.	59,154	106
*	AAC Holdings Inc.	10,716	101
*,^	Organovo Holdings Inc.	99,068	100
*	Immune Design Corp.	33,476	97
*,^	Optinose Inc.	5,390	95
*,^	Nymox Pharmaceutical Corp.	29,504	95
*	Mersana Therapeutics Inc.	5,391	93
*,^	Anavex Life Sciences Corp.	38,931	92
*,^	XBiotech Inc.	17,991	87
*	OrthoPediatrics Corp.	4,281	76
*	Miragen Therapeutics Inc.	13,585	75
*,^	Advaxis Inc.	38,596	72
*	Sienna Biopharmaceuticals Inc.	4,563	72
*,^	Viveve Medical Inc.	16,194	70
*	Ra Pharmaceuticals Inc.	10,932	70
*	Novelion Therapeutics Inc.	16,821	70

20

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*,^	Asterias Biotherapeutics Inc. Class A	31,471	68
*,^	Genesis Healthcare Inc.	50,156	67
*	Corvus Pharmaceuticals Inc.	7,541	62
*	Curis Inc.	120,967	60
*	scPharmaceuticals Inc.	3,733	60
*,^	Matinas BioPharma Holdings Inc.	59,698	59
*	Spero Therapeutics Inc.	5,514	58
*	Versartis Inc.	34,914	56
*	NantHealth Inc.	17,149	52
*	ConforMIS Inc.	37,434	51
*	Odonate Therapeutics Inc.	1,678	45
*	Celcuity Inc.	2,495	43
*	Axovant Sciences Ltd.	29,718	43
*	vTv Therapeutics Inc. Class A	6,555	37
*	Allena Pharmaceuticals Inc.	4,957	34
*	Aileron Therapeutics Inc.	3,810	31
*	Obalon Therapeutics Inc.	7,765	31
*	Quanterix Corp.	1,352	28
*,^	Restoration Robotics Inc.	4,990	28
*	Ovid therapeutics Inc.	4,229	28
*	Genocea Biosciences Inc.	22,492	22
*	Denali Therapeutics Inc.	721	17
*	ARMO BioSciences Inc.	244	11
*	Solid Biosciences Inc.	338	10
*,^	Oncocyte Corp.	2,776	9
			335,142
Materials & Processing (7.2%)
	Louisiana-Pacific Corp.	145,844	4,157
*	Beacon Roofing Supply Inc.	66,970	3,543
	Trinseo SA	44,488	3,541
*	Summit Materials Inc. Class A	111,073	3,513
	PolyOne Corp.	80,666	3,332
*	Allegheny Technologies Inc.	126,270	3,272
	Sensient Technologies Corp.	44,435	3,197
*	Ingevity Corp.	42,660	3,196
	Belden Inc.	42,262	3,074
*	Trex Co. Inc.	29,627	3,063
	KapStone Paper and Packaging Corp.	87,397	3,049
*	Rexnord Corp.	104,521	3,029
*	RBC Bearings Inc.	23,464	2,827
	Commercial Metals Co.	116,147	2,822
	HB Fuller Co.	50,644	2,552
	Cabot Microelectronics Corp.	24,995	2,547
	Minerals Technologies Inc.	35,292	2,425
	Balchem Corp.	31,623	2,380
	Carpenter Technology Corp.	46,612	2,374
	Simpson Manufacturing Co. Inc.	41,461	2,294
*	GCP Applied Technologies Inc.	72,036	2,215
*	Builders FirstSource Inc.	110,858	2,126
	US Silica Holdings Inc.	81,993	2,123
*	Cleveland-Cliffs Inc.	300,422	2,112
*	JELD-WEN Holding Inc.	67,738	2,111
	Compass Minerals International Inc.	34,075	2,055
	Universal Forest Products Inc.	59,960	1,975
	Worthington Industries Inc.	44,474	1,967
	Quaker Chemical Corp.	12,966	1,848
*	Ferro Corp.	84,422	1,806
*	Masonite International Corp.	28,564	1,744
	Mueller Water Products Inc. Class A	153,939	1,693
	Kaiser Aluminum Corp.	16,555	1,662
	Tronox Ltd. Class A	90,461	1,654
*,^	AK Steel Holding Corp.	317,881	1,640
	Stepan Co.	19,903	1,594
	Boise Cascade Co.	39,059	1,574

21

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Innospec Inc.	23,901	1,552
Mueller Industries Inc.	58,473	1,549
AAON Inc.	41,414	1,522
Comfort Systems USA Inc.	36,801	1,511
* Patrick Industries Inc.	24,524	1,507
* MRC Global Inc.	90,485	1,496
Greif Inc. Class A	25,513	1,469
Hecla Mining Co.	394,667	1,444
Interface Inc. Class A	59,569	1,442
* Coeur Mining Inc.	185,031	1,415
* Installed Building Products Inc.	21,560	1,288
Neenah Inc.	16,651	1,276
* Kraton Corp.	29,999	1,272
A Schulman Inc.	28,544	1,252
* AdvanSix Inc.	30,251	1,251
* BMC Stock Holdings Inc.	65,416	1,227
Apogee Enterprises Inc.	28,278	1,220
Schweitzer-Mauduit International Inc.	30,431	1,193
* US Concrete Inc.	15,795	1,149
* Gibraltar Industries Inc.	31,730	1,101
Calgon Carbon Corp.	50,501	1,073
* Continental Building Products Inc.	37,980	1,033
Materion Corp.	19,908	1,003
* Century Aluminum Co.	49,745	948
Advanced Drainage Systems Inc.	35,635	910
Schnitzer Steel Industries Inc.	26,557	903
PH Glatfelter Co.	43,266	883
Rayonier Advanced Materials Inc.	43,199	880
* PGT Innovations Inc.	48,875	855
* GMS Inc.	27,413	849
* Koppers Holdings Inc.	20,613	833
Innophos Holdings Inc.	19,402	806
KMG Chemicals Inc.	13,151	789
Chase Corp.	7,105	739
* TimkenSteel Corp.	40,095	656
* NCI Building Systems Inc.	39,921	651
NN Inc.	27,007	645
Global Brass & Copper Holdings Inc.	21,717	615
* Clearwater Paper Corp.	16,129	606
* Verso Corp.	34,564	606
Quanex Building Products Corp.	34,788	583
* Unifi Inc.	16,432	575
American Vanguard Corp.	28,541	557
Griffon Corp.	29,030	543
Haynes International Inc.	12,708	529
Insteel Industries Inc.	18,475	522
Caesarstone Ltd.	23,052	499
Kronos Worldwide Inc.	22,715	487
* Ply Gem Holdings Inc.	22,163	479
Myers Industries Inc.	23,101	438
* OMNOVA Solutions Inc.	43,293	437
Tredegar Corp.	25,958	414
* PQ Group Holdings Inc.	29,903	401
* Landec Corp.	27,090	352
Greif Inc. Class B	5,632	339
Hawkins Inc.	9,535	319
* Intrepid Potash Inc.	95,644	317
Culp Inc.	11,140	310
* Armstrong Flooring Inc.	21,634	303
DMC Global Inc.	14,270	302
FutureFuel Corp.	25,048	300
* Veritiv Corp.	11,594	281
* Nexeo Solutions Inc.	26,764	249
* Klondex Mines Ltd.	180,280	238

22

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Gold Resource Corp.	54,204	221
*	LB Foster Co. Class A	8,350	218
	Aceto Corp.	29,943	215
	Olympic Steel Inc.	9,167	207
*	Foundation Building Materials Inc.	14,739	202
	LSI Industries Inc.	24,731	193
*	UFP Technologies Inc.	6,742	192
	Oil-Dri Corp. of America	4,887	176
*	AgroFresh Solutions Inc.	22,509	174
*,^	Uranium Energy Corp.	131,078	170
*	Northwest Pipe Co.	9,637	169
*	LSB Industries Inc.	21,939	164
*	Ryerson Holding Corp.	16,092	162
	Omega Flex Inc.	2,891	161
	Valhi Inc.	25,982	148
*	Lawson Products Inc.	6,288	147
	United States Lime & Minerals Inc.	2,031	145
	Eastern Co.	5,541	141
	Core Molding Technologies Inc.	7,497	136
*,^	Forterra Inc.	18,596	132
*	Huttig Building Products Inc.	23,620	122
*	Shiloh Industries Inc.	15,061	110
	Ampco-Pittsburgh Corp.	8,133	83
*	NL Industries Inc.	7,778	63
	CompX International Inc.	1,520	21
*,2	Ferroglobe R&W Trust	46,440	—
			149,151
Other (0.0%)[3]
*,2	Dyax Corp. CVR Exp. 12/31/2019	83,094	166
*	Cactus Inc.	1,394	34
*	Victory Capital Holdings Inc. Class A	2,475	32
*,^,2	Tobira Therapeutics CVR Exp. 12/31/2028	6,227	28
*	Evolus Inc.	933	11
*	Cardlytics Inc.	606	11
*	Menlo Therapeutics Inc.	314	11
*,2	NewStar Financial Inc. CVR Line	18,788	10
*	Quintana Energy Services Inc.	608	6
*	resTORbio Inc.	248	5
*,2	Media General Inc. CVR	85,418	4
*,2	Omthera Pharmaceuticals Inc. CVR	2,012	1
*,2	Gerber Scientific Inc. CVR	2,358	—
*,2	Clinical Data CVR	913	—
*,2	Chelsea Therapeutics International Ltd. CVR	31,094	—
			319
Producer Durables (14.0%)
	Knight-Swift Transportation Holdings Inc.	126,238	6,080
	Curtiss-Wright Corp.	44,454	6,000
	Littelfuse Inc.	24,212	5,024
	EMCOR Group Inc.	59,083	4,509
	MAXIMUS Inc.	64,475	4,319
*	On Assignment Inc.	50,123	3,844
	Woodward Inc.	53,408	3,783
*	KLX Inc.	51,951	3,516
	John Bean Technologies Corp.	31,487	3,487
	Deluxe Corp.	48,619	3,452
*	MasTec Inc.	66,858	3,406
	Brink's Co.	45,955	3,378
	Kennametal Inc.	80,594	3,320
*	Dycom Industries Inc.	30,246	3,304
	Healthcare Services Group Inc.	71,402	3,244
	EnerSys	43,806	3,053
	Barnes Group Inc.	50,412	3,040
*	Darling Ingredients Inc.	164,640	2,995
	Hillenbrand Inc.	63,561	2,790

23

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	SkyWest Inc.	50,916	2,790
	Tetra Tech Inc.	56,110	2,747
*	Generac Holdings Inc.	61,084	2,717
*	Proto Labs Inc.	24,885	2,711
	Applied Industrial Technologies Inc.	38,442	2,706
	MSA Safety Inc.	33,499	2,701
*	Advanced Energy Industries Inc.	40,534	2,688
*	Moog Inc. Class A	32,022	2,684
	GATX Corp.	38,394	2,647
*	TopBuild Corp.	35,544	2,475
*	Itron Inc.	34,343	2,404
	UniFirst Corp.	15,354	2,384
	Insperity Inc.	36,406	2,377
	Granite Construction Inc.	39,874	2,317
	Korn/Ferry International	52,827	2,214
	Convergys Corp.	94,571	2,195
	Herman Miller Inc.	59,955	2,152
	KBR Inc.	141,202	2,138
	Allegiant Travel Co. Class A	12,733	2,118
	Watts Water Technologies Inc. Class A	27,986	2,113
*	WageWorks Inc.	39,958	2,096
*	SPX FLOW Inc.	42,137	2,055
	Exponent Inc.	25,785	2,005
	ABM Industries Inc.	56,255	1,978
*	TriNet Group Inc.	41,630	1,964
*	Esterline Technologies Corp.	26,162	1,933
*	Aerojet Rocketdyne Holdings Inc.	70,068	1,892
*	ExlService Holdings Inc.	32,982	1,881
	Hawaiian Holdings Inc.	52,198	1,879
*	Navistar International Corp.	49,955	1,864
	Mobile Mini Inc.	44,286	1,858
*	Saia Inc.	25,447	1,849
	Albany International Corp.	28,649	1,824
*,^	Axon Enterprise Inc.	52,038	1,812
	Franklin Electric Co. Inc.	46,255	1,811
*	FTI Consulting Inc.	37,796	1,803
	Werner Enterprises Inc.	47,946	1,786
	Chicago Bridge & Iron Co. NV	101,296	1,769
	Covanta Holding Corp.	118,016	1,764
	Brady Corp. Class A	46,395	1,735
	Kaman Corp.	27,617	1,691
*	Chart Industries Inc.	30,640	1,689
*	Harsco Corp.	82,387	1,668
	Forward Air Corp.	29,807	1,610
	HNI Corp.	43,278	1,600
*	Herc Holdings Inc.	24,453	1,595
*	Air Transport Services Group Inc.	59,313	1,570
	Cubic Corp.	25,194	1,547
	EnPro Industries Inc.	21,287	1,542
	ESCO Technologies Inc.	25,422	1,497
	General Cable Corp.	49,357	1,459
*	Hub Group Inc. Class A	32,605	1,423
*	Atlas Air Worldwide Holdings Inc.	23,332	1,420
	Greenbrier Cos. Inc.	27,366	1,418
	Triton International Ltd.	48,065	1,371
	AAR Corp.	32,128	1,368
	Triumph Group Inc.	48,736	1,362
	Actuant Corp. Class A	59,443	1,349
	ACCO Brands Corp.	106,478	1,347
	Badger Meter Inc.	28,014	1,333
*	SPX Corp.	42,493	1,327
*	Rush Enterprises Inc. Class A	30,508	1,297
	Wabash National Corp.	58,932	1,288
*	Electronics For Imaging Inc.	46,226	1,266

24

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Federal Signal Corp.	58,860	1,259
Astec Industries Inc.	21,267	1,253
Altra Industrial Motion Corp.	28,593	1,241
* Paylocity Holding Corp.	26,462	1,238
Sun Hydraulics Corp.	23,640	1,227
Raven Industries Inc.	36,084	1,225
Standex International Corp.	12,584	1,209
H&E Equipment Services Inc.	31,898	1,202
Matson Inc.	42,098	1,200
McGrath RentCorp	23,495	1,189
* TriMas Corp.	45,449	1,177
US Ecology Inc.	22,172	1,173
* Milacron Holdings Corp.	54,249	1,163
Steelcase Inc. Class A	84,250	1,150
* Sykes Enterprises Inc.	39,204	1,139
* Modine Manufacturing Co.	49,398	1,136
Tennant Co.	17,603	1,134
* OSI Systems Inc.	17,640	1,114
* TrueBlue Inc.	40,917	1,113
^ Schneider National Inc. Class B	42,707	1,104
Encore Wire Corp.	20,290	1,063
AZZ Inc.	25,924	1,059
Alamo Group Inc.	9,449	1,050
* Aerovironment Inc.	20,941	1,041
Knoll Inc.	48,517	1,032
Kadant Inc.	10,817	1,032
* Kratos Defense & Security Solutions Inc.	85,582	1,031
* ICF International Inc.	17,974	1,025
* Casella Waste Systems Inc. Class A	39,195	996
* FARO Technologies Inc.	16,746	994
Primoris Services Corp.	39,463	983
Douglas Dynamics Inc.	22,064	982
* Advanced Disposal Services Inc.	43,666	977
Manitowoc Co. Inc.	31,803	945
Briggs & Stratton Corp.	41,864	941
* CBIZ Inc.	51,734	934
Lindsay Corp.	10,521	930
Heartland Express Inc.	47,433	926
Aircastle Ltd.	47,452	924
* Navigant Consulting Inc.	46,085	916
* Tutor Perini Corp.	37,601	908
Kelly Services Inc. Class A	30,690	905
Multi-Color Corp.	13,703	868
ArcBest Corp.	25,988	860
^ Teekay Corp.	112,893	858
Ship Finance International Ltd.	58,608	847
MTS Systems Corp.	17,240	844
Marten Transport Ltd.	38,834	841
Quad/Graphics Inc.	31,550	833
* Astronics Corp.	21,448	827
* Lydall Inc.	16,596	799
Columbus McKinnon Corp.	22,179	787
CIRCOR International Inc.	16,678	784
* Huron Consulting Group Inc.	22,118	774
* Aegion Corp. Class A	32,661	750
* Evoqua Water Technologies Corp.	32,603	747
Hyster-Yale Materials Handling Inc.	10,350	737
* Atkore International Group Inc.	33,277	723
* Thermon Group Holdings Inc.	32,149	702
* Echo Global Logistics Inc.	26,346	697
* SEACOR Holdings Inc.	16,380	680
* CSW Industrials Inc.	14,486	664
GasLog Ltd.	40,245	664
Titan International Inc.	50,468	649

25

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Kforce Inc.	23,248	644
*	SP Plus Corp.	17,492	630
	REV Group Inc.	22,754	614
*	Control4 Corp.	25,279	608
	Kimball International Inc. Class B	36,822	605
	Argan Inc.	14,533	581
	Scorpio Tankers Inc.	238,695	549
	RR Donnelley & Sons Co.	71,756	541
	Barrett Business Services Inc.	7,155	532
*	MYR Group Inc.	15,854	513
	Spartan Motors Inc.	34,684	512
	Ennis Inc.	25,718	502
*	TTEC Holdings Inc.	14,028	500
*	Wesco Aircraft Holdings Inc.	55,651	498
	LSC Communications Inc.	34,067	496
*	Engility Holdings Inc.	17,990	491
	Gorman-Rupp Co.	18,044	481
	Heidrick & Struggles International Inc.	18,199	480
*	Team Inc.	29,194	477
*	International Seaways Inc.	29,318	477
	Bristow Group Inc.	31,923	471
	Resources Connection Inc.	29,963	466
*	DXP Enterprises Inc.	15,653	466
	RPX Corp.	46,265	464
	Scorpio Bulkers Inc.	58,224	451
*	Textainer Group Holdings Ltd.	27,209	444
*	Vicor Corp.	16,936	436
*,^	Plug Power Inc.	231,972	431
*	InnerWorkings Inc.	45,927	424
	Mesa Laboratories Inc.	3,232	423
	Hackett Group Inc.	23,367	421
*,^	Energous Corp.	19,034	420
	VSE Corp.	8,557	415
	Forrester Research Inc.	10,195	413
	CRA International Inc.	7,829	391
*	Titan Machinery Inc.	18,642	372
	Park-Ohio Holdings Corp.	8,902	355
*	NV5 Global Inc.	8,024	347
*	Mistras Group Inc.	17,410	343
*	PHH Corp.	32,251	341
	Systemax Inc.	11,566	330
	DHT Holdings Inc.	85,454	321
*	Sterling Construction Co. Inc.	26,026	314
*	CAI International Inc.	15,503	313
*	Covenant Transportation Group Inc. Class A	11,963	309
*	Vectrus Inc.	11,097	303
*	Vishay Precision Group Inc.	10,055	301
*	Ducommun Inc.	10,668	300
^	Frontline Ltd.	76,629	297
	Essendant Inc.	37,052	294
*	ServiceSource International Inc.	79,891	292
	Costamare Inc.	49,992	289
*	Heritage-Crystal Clean Inc.	14,459	289
*	Babcock & Wilcox Enterprises Inc.	45,230	288
*	YRC Worldwide Inc.	32,621	284
*	GP Strategies Corp.	12,675	279
*	Layne Christensen Co.	17,934	278
	Miller Industries Inc.	11,226	273
	American Railcar Industries Inc.	7,178	267
*,^	Energy Recovery Inc.	37,207	255
*	Gener8 Maritime Inc.	45,732	254
	Hurco Cos. Inc.	6,052	253
*	Great Lakes Dredge & Dock Corp.	55,550	253
*	Commercial Vehicle Group Inc.	24,667	249

26

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Daseke Inc.	23,611	238
	Teekay Tankers Ltd. Class A	202,004	232
	Powell Industries Inc.	8,715	232
	Marlin Business Services Corp.	8,831	228
*	Hudson Technologies Inc.	36,527	223
*	Rush Enterprises Inc. Class B	5,472	218
*	Ardmore Shipping Corp.	28,182	213
	Hardinge Inc.	11,582	213
*	HC2 Holdings Inc.	42,262	210
	Allied Motion Technologies Inc.	6,616	207
*	Maxwell Technologies Inc.	36,276	206
*	Twin Disc Inc.	8,606	206
	Nordic American Tankers Ltd.	97,044	203
^	Advanced Emissions Solutions Inc.	20,369	196
	Graham Corp.	9,582	194
*	Eagle Bulk Shipping Inc.	38,643	188
*	Hill International Inc.	33,606	187
*	Liquidity Services Inc.	26,783	183
	FreightCar America Inc.	12,246	181
	Universal Logistics Holdings Inc.	8,179	181
	Preformed Line Products Co.	2,947	179
*	Safe Bulkers Inc.	48,327	177
	NACCO Industries Inc. Class A	4,157	171
*	Orion Group Holdings Inc.	27,146	170
*	Blue Bird Corp.	7,311	170
*	Dorian LPG Ltd.	22,972	168
*	Willdan Group Inc.	7,492	157
*	Radiant Logistics Inc.	37,970	140
*	Gencor Industries Inc.	8,373	135
*	IES Holdings Inc.	8,658	133
*	Information Services Group Inc.	30,798	130
	CECO Environmental Corp.	30,722	126
^	EnviroStar Inc.	3,546	122
*	Napco Security Technologies Inc.	12,080	122
*	Navios Maritime Holdings Inc.	94,606	118
*	PHI Inc.	11,833	117
*	Genco Shipping & Trading Ltd.	8,431	116
	BG Staffing Inc.	7,035	116
*	Roadrunner Transportation Systems Inc.	29,660	114
*	StarTek Inc.	10,511	114
*	Willis Lease Finance Corp.	3,406	93
*,^	ExOne Co.	10,364	87
*	DHI Group Inc.	45,268	75
*	Overseas Shipholding Group Inc. Class A	42,189	75
*	Ascent Capital Group Inc. Class A	10,257	70
^	Navios Maritime Acquisition Corp.	76,541	58
*,^	Aqua Metals Inc.	18,847	44
			289,938
Technology (14.3%)
*,^	GrubHub Inc.	86,180	8,567
	MKS Instruments Inc.	54,040	6,017
*	Aspen Technology Inc.	73,325	5,667
*	EPAM Systems Inc.	50,028	5,659
	Blackbaud Inc.	47,795	4,900
*,^	Paycom Software Inc.	49,391	4,886
	Entegris Inc.	142,449	4,729
*	Proofpoint Inc.	43,889	4,704
	Monolithic Power Systems Inc.	39,996	4,682
*	Zendesk Inc.	100,140	4,324
*	RingCentral Inc. Class A	65,283	4,090
*	Integrated Device Technology Inc.	134,477	4,080
*	Silicon Laboratories Inc.	42,089	3,935
*	Nutanix Inc.	107,647	3,924
*	HubSpot Inc.	34,268	3,805

27

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Lumentum Holdings Inc.	62,059	3,786
*,^	ViaSat Inc.	53,452	3,730
*	Cree Inc.	98,031	3,709
*	CACI International Inc. Class A	24,494	3,651
*	Tech Data Corp.	35,254	3,643
	SYNNEX Corp.	29,100	3,598
*	Yelp Inc. Class A	80,346	3,500
*	Ciena Corp.	141,722	3,284
	Science Applications International Corp.	43,483	3,148
*	RealPage Inc.	58,950	3,080
*	Ellie Mae Inc.	34,012	3,016
*	Cirrus Logic Inc.	64,746	2,869
*	ACI Worldwide Inc.	117,106	2,770
	InterDigital Inc.	34,814	2,500
*	Verint Systems Inc.	63,910	2,486
*	Rogers Corp.	18,089	2,484
	Vishay Intertechnology Inc.	133,173	2,450
*	Callidus Software Inc.	68,026	2,442
*	Envestnet Inc.	43,486	2,396
*	Qualys Inc.	32,344	2,395
*	II-VI Inc.	60,913	2,345
*	NetScout Systems Inc.	84,880	2,254
	Progress Software Corp.	47,876	2,244
*	Anixter International Inc.	29,184	2,205
*	Viavi Solutions Inc.	228,686	2,200
*	Cornerstone OnDemand Inc.	53,636	2,199
*	New Relic Inc.	30,635	2,199
*	Semtech Corp.	65,184	2,193
*	Acxiom Corp.	79,184	2,167
*	Mercury Systems Inc.	47,117	2,166
	Pegasystems Inc.	36,615	2,124
*	Twilio Inc. Class A	62,151	2,123
*	Pure Storage Inc. Class A	97,606	2,115
*	CommVault Systems Inc.	40,131	2,089
*	Finisar Corp.	114,778	2,066
*	Plexus Corp.	33,560	2,024
	Ebix Inc.	24,006	2,015
*	Sanmina Corp.	72,175	1,988
*	Box Inc.	81,043	1,950
	Power Integrations Inc.	28,829	1,937
*	VeriFone Systems Inc.	112,352	1,865
*	Cloudera Inc.	97,465	1,857
	Brooks Automation Inc.	69,420	1,854
*,^	iRobot Corp.	26,623	1,809
*	Novanta Inc.	32,255	1,801
	TiVo Corp.	119,816	1,797
	Plantronics Inc.	32,948	1,781
*	NETGEAR Inc.	31,530	1,758
*	Five9 Inc.	53,295	1,618
*	Synaptics Inc.	34,700	1,613
*	GTT Communications Inc.	30,967	1,598
*	Imperva Inc.	34,005	1,586
*	Ambarella Inc.	32,725	1,573
	CSG Systems International Inc.	33,334	1,556
*	MINDBODY Inc. Class A	42,925	1,530
*	TTM Technologies Inc.	93,458	1,510
*	Bottomline Technologies de Inc.	39,741	1,509
*	Benchmark Electronics Inc.	49,996	1,500
*	Infinera Corp.	147,287	1,466
*	Groupon Inc. Class A	339,347	1,452
	ManTech International Corp. Class A	25,722	1,450
*	Q2 Holdings Inc.	31,426	1,431
*,^	Ubiquiti Networks Inc.	22,405	1,425
*	MaxLinear Inc.	62,068	1,411

28

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Methode Electronics Inc.	35,746	1,410
*	Coupa Software Inc.	31,474	1,404
*	Rambus Inc.	108,328	1,377
*	Virtusa Corp.	26,972	1,287
*	Knowles Corp.	88,111	1,272
*	Extreme Networks Inc.	110,840	1,265
*	Insight Enterprises Inc.	35,559	1,242
*	MicroStrategy Inc. Class A	9,515	1,218
*	Oclaro Inc.	165,456	1,186
^	Diebold Nixdorf Inc.	75,474	1,185
*	Diodes Inc.	38,941	1,172
*	Inphi Corp.	41,936	1,164
*	Varonis Systems Inc.	19,573	1,099
*	Fabrinet	36,310	1,095
	Xperi Corp.	48,862	1,077
*,^	3D Systems Corp.	109,078	1,036
*	Blucora Inc.	44,388	1,034
*	Amkor Technology Inc.	102,075	1,026
*	SPS Commerce Inc.	16,954	1,018
*	ePlus Inc.	13,191	1,010
	Monotype Imaging Holdings Inc.	41,624	1,003
*	KEMET Corp.	55,564	999
*	FormFactor Inc.	71,989	943
*	Stratasys Ltd.	49,905	910
*	Hortonworks Inc.	50,180	902
*	Syntel Inc.	32,903	883
*	Cray Inc.	40,179	876
*,^	Evolent Health Inc. Class A	59,647	874
	NIC Inc.	64,298	868
*,^	MACOM Technology Solutions Holdings Inc.	40,471	864
*	Veeco Instruments Inc.	47,094	855
*	PROS Holdings Inc.	26,697	837
*	Rudolph Technologies Inc.	31,131	827
	CTS Corp.	31,988	822
*	ScanSource Inc.	24,811	813
*	Vocera Communications Inc.	29,326	806
*	CEVA Inc.	21,920	806
*	CalAmp Corp.	34,399	805
*	Alteryx Inc. Class A	23,513	804
*	LivePerson Inc.	55,528	802
	AVX Corp.	46,379	802
*	TrueCar Inc.	70,961	787
	ADTRAN Inc.	49,308	772
*	Inovalon Holdings Inc. Class A	64,222	771
*	Okta Inc.	19,565	755
*	MuleSoft Inc. Class A	24,395	753
*	Axcelis Technologies Inc.	30,277	740
*	Lattice Semiconductor Corp.	122,741	738
*	Alarm.com Holdings Inc.	20,373	736
*,^	Acacia Communications Inc.	18,888	731
*	Carbonite Inc.	25,318	713
*	Super Micro Computer Inc.	39,064	707
*	Web.com Group Inc.	38,715	697
*	Blackline Inc.	15,641	688
*	Apptio Inc. Class A	23,509	679
*	Perficient Inc.	34,348	669
*	Nanometrics Inc.	24,240	640
*	Ultra Clean Holdings Inc.	32,908	634
*	Workiva Inc.	25,873	589
*	Electro Scientific Industries Inc.	31,937	573
*	Loral Space & Communications Inc.	12,763	565
*	Rapid7 Inc.	21,368	564
*	Unisys Corp.	50,286	563
	Cohu Inc.	27,638	554

29

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Everbridge Inc.	17,265	551
*	Xcerra Corp.	53,683	537
*,^	Tucows Inc. Class A	9,133	528
*,^	Applied Optoelectronics Inc.	18,730	523
*	Photronics Inc.	66,239	517
	Comtech Telecommunications Corp.	23,357	516
*	CommerceHub Inc.	25,821	492
*	Ichor Holdings Ltd.	18,339	474
*	Kimball Electronics Inc.	26,632	462
	QAD Inc. Class A	10,038	452
*	Endurance International Group Holdings Inc.	59,881	437
*	Synchronoss Technologies Inc.	44,277	414
*	USA Technologies Inc.	49,411	403
*	Model N Inc.	23,536	402
*	Glu Mobile Inc.	106,517	395
*	Benefitfocus Inc.	15,875	384
*	Appfolio Inc.	9,371	376
*	KeyW Holding Corp.	49,544	372
*	VASCO Data Security International Inc.	30,348	366
*	TechTarget Inc.	19,831	343
	American Software Inc.Class A	27,261	339
*,^	Immersion Corp.	29,113	337
*	CommerceHub Inc. Class A	16,953	336
	NVE Corp.	4,783	332
*	Presidio Inc.	21,984	321
	Park Electrochemical Corp.	18,868	321
*	PDF Solutions Inc.	28,123	313
*	Quantenna Communications Inc.	22,727	313
*	Ribbon Communications Inc.	48,015	311
	Daktronics Inc.	34,802	310
*	Alpha & Omega Semiconductor Ltd.	20,161	310
*	A10 Networks Inc.	49,041	308
*	pdvWireless Inc.	9,539	307
*	Limelight Networks Inc.	75,813	306
*,^	Yext Inc.	23,868	303
*	AXT Inc.	37,770	282
*	Digi International Inc.	26,999	282
	PC Connection Inc.	11,335	281
*	Calix Inc.	42,649	279
*	MobileIron Inc.	57,438	276
*,^	Digimarc Corp.	10,434	270
*	Internap Corp.	20,439	266
*	DSP Group Inc.	21,561	262
*	Harmonic Inc.	81,909	248
*,^	Impinj Inc.	18,320	233
*	Brightcove Inc.	33,767	231
*	Mitek Systems Inc.	30,135	231
*	Sparton Corp.	10,159	230
*	ChannelAdvisor Corp.	25,252	223
*	Sigma Designs Inc.	37,193	223
*	SendGrid Inc.	8,361	218
*	Zix Corp.	53,053	215
*	SMART Global Holdings Inc.	6,013	209
*,^	NeoPhotonics Corp.	32,148	195
*	Upland Software Inc.	8,117	194
*,^	Kopin Corp.	61,977	190
*,^	VirnetX Holding Corp.	49,220	190
*	Amber Road Inc.	20,485	186
*	Ooma Inc.	16,785	179
	Reis Inc.	9,154	176
*	Meet Group Inc.	67,091	176
*	Acacia Research Corp.	50,118	173
*	Agilysys Inc.	15,426	172
	Simulations Plus Inc.	10,943	170

30

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Bel Fuse Inc. Class B	9,614	166
*	Avid Technology Inc.	33,807	162
*	KVH Industries Inc.	15,820	161
*	ForeScout Technologies Inc.	5,416	161
*	Clearfield Inc.	11,459	155
*	Telenav Inc.	28,381	155
*,^	Park City Group Inc.	13,881	144
*	Aerohive Networks Inc.	32,955	138
*	EMCORE Corp.	26,051	138
*	Iteris Inc.	23,898	133
*	Pixelworks Inc.	28,411	125
*	Intevac Inc.	20,160	122
*	CyberOptics Corp.	6,978	114
*	GSI Technology Inc.	15,033	114
*	Quantum Corp.	28,314	104
*	Aquantia Corp.	7,006	97
*	Leaf Group Ltd.	12,412	96
*,^	MicroVision Inc.	82,220	90
*	SecureWorks Corp. Class A	8,674	86
*	Casa Systems Inc.	3,705	84
*	ARC Document Solutions Inc.	37,279	79
*	RealNetworks Inc.	27,326	76
*	Global Eagle Entertainment Inc.	53,355	72
*	PCM Inc.	9,951	71
*	Bandwidth Inc. Class A	2,471	68
*	Rubicon Project Inc.	41,393	67
*	SailPoint Technologies Holding Inc.	3,106	65
*,^	Akoustis Technologies Inc.	10,892	63
*	MongoDB Inc.	1,848	60
*,^	Revolution Lighting Technologies Inc.	14,186	48
*,^	Veritone Inc.	2,971	41
*,^	Tintri Inc.	8,405	41
*,^	Ominto Inc.	12,129	41
*	Altair Engineering Inc. Class A	1,484	39
*	Radisys Corp.	34,410	30
*	Majesco	4,964	27
*,^	Cargurus Inc.	755	24
*	PlayAGS Inc.	870	18
*	NXP Semiconductors NV	4	1
*	Actua Corp.	88	—
			297,202
Utilities (4.0%)
	WGL Holdings Inc.	51,330	4,274
	IDACORP Inc.	50,629	4,103
	Portland General Electric Co.	89,723	3,565
	ALLETE Inc.	51,297	3,496
	j2 Global Inc.	46,816	3,465
	ONE Gas Inc.	52,375	3,330
	New Jersey Resources Corp.	86,258	3,286
	Spire Inc.	47,293	3,206
	Southwest Gas Holdings Inc.	47,595	3,136
	Avista Corp.	64,889	3,104
	PNM Resources Inc.	80,085	2,819
	Black Hills Corp.	53,668	2,726
	Ormat Technologies Inc.	40,473	2,533
	NorthWestern Corp.	48,915	2,499
	South Jersey Industries Inc.	81,079	2,125
*	Vonage Holdings Corp.	206,769	2,099
	El Paso Electric Co.	40,649	1,976
	American States Water Co.	36,406	1,934
	MGE Energy Inc.	34,890	1,832
	California Water Service Group	48,194	1,829
	Cogent Communications Holdings Inc.	41,896	1,795
*	8x8 Inc.	88,165	1,609

31

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

					Market
					Value
				Shares	($000)
	Otter Tail Corp.			39,211	1,561
	Shenandoah Telecommunications Co.			46,876	1,537
	Northwest Natural Gas Co.			28,365	1,479
	Pattern Energy Group Inc. Class A			78,615	1,460
*	Dynegy Inc.			110,217	1,348
	Chesapeake Utilities Corp.			15,882	1,058
*	GCI Liberty Inc.			26,548	1,021
*	Boingo Wireless Inc.			38,194	1,011
	NRG Yield Inc.			63,912	1,000
*,^	Iridium Communications Inc.			83,643	979
	SJW Group			16,278	862
	Consolidated Communications Holdings Inc.			65,187	754
*	ORBCOMM Inc.			67,737	704
*	Cincinnati Bell Inc.			41,691	673
	ATN International Inc.			10,667	639
	Connecticut Water Service Inc.			11,926	616
	Unitil Corp.			14,239	599
	Middlesex Water Co.			16,183	573
^	Frontier Communications Corp.			79,175	557
	NRG Yield Inc. Class A			35,847	551
*	Globalstar Inc.			567,769	540
*,^	Gogo Inc.			57,089	518
	York Water Co.			13,378	376
	Spok Holdings Inc.			19,953	310
	Windstream Holdings Inc.			185,039	292
	Artesian Resources Corp. Class A			7,725	256
*	Atlantic Power Corp.			113,717	239
	IDT Corp. Class B			17,574	212
*	Intelsat SA			38,077	184
	Consolidated Water Co. Ltd.			14,651	184
*	Hawaiian Telcom Holdco Inc.			6,064	171
^	RGC Resources Inc.			6,789	169
*	AquaVenture Holdings Ltd.			11,749	151
*	Pure Cycle Corp.			17,355	138
	Spark Energy Inc. Class A			11,500	107
	Global Water Resources Inc.			9,777	84
	Genie Energy Ltd. Class B			12,620	56
					83,710
Total Common Stocks (Cost $1,905,374)					2,064,593
		Coupon
Temporary Cash Investments (1.8%) [1]
Money Market Fund (1.8%)
4,5	Vanguard Market Liquidity Fund	1.601%		363,301	36,326
				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
6	United States Treasury Bill	1.446%	5/31/18	450	448
Total Temporary Cash Investments (Cost $36,777)					36,774
Total Investments (101.2%) (Cost $1,942,151)					2,101,367
Other Assets and Liabilities—Net (-1.2%)[5]					(24,537)
Net Assets (100%)					2,076,830

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $29,899,000.

32

Vanguard® Russell 2000 Index Fund
Schedule of Investments
February 28, 2018

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 1.2%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $32,403,000 of collateral received for securities on loan.
6 Securities with a value of $448,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

33

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (11.6%)
American Eagle Outfitters Inc.	54,792	1,056
ILG Inc.	32,736	994
Aaron's Inc.	21,427	990
* Deckers Outdoor Corp.	9,993	945
* Adtalem Global Education Inc.	20,399	939
Meredith Corp.	13,399	768
* TRI Pointe Group Inc.	47,992	736
* Meritor Inc.	28,358	695
Dana Inc.	25,547	679
* Cars.com Inc.	24,369	667
* Penn National Gaming Inc.	25,067	667
KB Home	22,415	622
* Cooper-Standard Holdings Inc.	4,583	558
* Caesars Entertainment Corp.	43,724	555
Cooper Tire & Rubber Co.	17,446	547
* G-III Apparel Group Ltd.	14,640	540
* Meritage Homes Corp.	12,125	514
* American Axle & Manufacturing Holdings Inc.	33,476	494
* MSG Networks Inc.	20,155	492
Callaway Golf Co.	31,471	487
Travelport Worldwide Ltd.	33,682	480
Columbia Sportswear Co.	6,301	476
Abercrombie & Fitch Co.	23,028	475
Group 1 Automotive Inc.	6,685	460
Office Depot Inc.	172,682	454
* JC Penney Co. Inc.	104,710	453
* Helen of Troy Ltd.	5,022	452
DSW Inc. Class A	22,054	432
Chico's FAS Inc.	43,071	432
* La Quinta Holdings Inc.	21,673	409
Caleres Inc.	14,073	394
Dillard's Inc. Class A	4,678	382
* Central Garden & Pet Co. Class A	10,513	381
Gannett Co. Inc.	37,892	380
International Speedway Corp. Class A	8,089	364
* Belmond Ltd. Class A	29,950	346
Scholastic Corp.	9,498	346
* Hertz Global Holdings Inc.	18,504	337
* Vista Outdoor Inc.	19,118	329
Guess? Inc.	20,520	324
* Fitbit Inc. Class A	65,124	311
* Career Education Corp.	23,138	306
New Media Investment Group Inc.	17,473	301
La-Z-Boy Inc.	9,251	284
Oxford Industries Inc.	3,433	274
AMC Entertainment Holdings Inc. Class A	18,080	271
Tailored Brands Inc.	11,433	268
EW Scripps Co. Class A	19,388	267
* Genesco Inc.	6,604	260
* Liberty TripAdvisor Holdings Inc. Class A	24,176	251
MDC Holdings Inc.	8,971	248
* Laureate Education Inc. Class A	18,448	247
Acushnet Holdings Corp.	10,847	230
* Conn's Inc.	6,337	207
Buckle Inc.	9,843	207
* M/I Homes Inc.	7,086	206
Ethan Allen Interiors Inc.	8,544	203
* Fossil Group Inc.	15,156	203
* Stoneridge Inc.	9,201	200
* Regis Corp.	12,186	196
* William Lyon Homes Class A	7,607	192

34

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Express Inc.	26,460	191
*	K12 Inc.	12,700	190
	New York Times Co. Class A	7,770	187
	Jack in the Box Inc.	2,047	184
*	Century Communities Inc.	6,065	180
*	Hibbett Sports Inc.	6,940	179
	Dine Brands Global Inc.	2,317	176
*,^	Overstock.com Inc.	2,854	172
	Tower International Inc.	6,590	172
	Sonic Automotive Inc. Class A	8,686	170
*	Beazer Homes USA Inc.	10,761	169
*	QuinStreet Inc.	12,797	168
*	American Public Education Inc.	5,427	167
*	Pinnacle Entertainment Inc.	5,430	164
	National CineMedia Inc.	21,256	160
*	Monarch Casino & Resort Inc.	3,714	157
*	National Vision Holdings Inc.	4,477	155
	Movado Group Inc.	4,973	154
*	Carrols Restaurant Group Inc.	11,750	151
	Finish Line Inc. Class A	13,675	145
	Viad Corp.	2,772	144
*	Del Taco Restaurants Inc.	11,423	144
*	Fiesta Restaurant Group Inc.	8,386	143
*	Biglari Holdings Inc.	333	140
	National Presto Industries Inc.	1,525	138
	Sonic Corp.	5,484	138
*	Ascena Retail Group Inc.	58,637	133
	Inter Parfums Inc.	3,123	132
	Brinker International Inc.	3,833	132
	Haverty Furniture Cos. Inc.	6,464	132
	Standard Motor Products Inc.	2,781	130
*	Party City Holdco Inc.	8,886	128
*	Motorcar Parts of America Inc.	6,281	128
*	Central European Media Enterprises Ltd. Class A	28,258	126
*	Zumiez Inc.	6,376	126
	Emerald Expositions Events Inc.	5,769	123
*	Del Frisco's Restaurant Group Inc.	7,294	121
*	Central Garden & Pet Co.	3,099	120
	Superior Industries International Inc.	8,101	117
	Marriott Vacations Worldwide Corp.	823	116
*	LGI Homes Inc.	2,008	114
	Bassett Furniture Industries Inc.	3,474	112
	Rent-A-Center Inc.	14,857	112
*	Perry Ellis International Inc.	4,118	110
*	Gray Television Inc.	7,624	105
*	MDC Partners Inc. Class A	13,374	105
	Flexsteel Industries Inc.	2,626	102
	Citi Trends Inc.	4,575	101
*	Barnes & Noble Education Inc.	13,195	96
	Boyd Gaming Corp.	2,722	96
	Johnson Outdoors Inc. Class A	1,552	96
	Entercom Communications Corp. Class A	9,663	96
	Barnes & Noble Inc.	20,408	92
	Shoe Carnival Inc.	3,881	91
	Cato Corp. Class A	7,945	90
*,^	Carvana Co.	4,491	90
*	Daily Journal Corp.	387	88
*	Gentherm Inc.	2,753	85
*,^	Lands' End Inc.	4,649	84
	Pier 1 Imports Inc.	26,992	84
	Carriage Services Inc. Class A	3,039	83
*	Crocs Inc.	6,732	82
*	Golden Entertainment Inc.	2,902	81
*	Denny's Corp.	5,272	79

35

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Speedway Motorsports Inc.	4,010	79
	RCI Hospitality Holdings Inc.	2,870	78
*	Potbelly Corp.	5,920	76
*	America's Car-Mart Inc.	1,558	76
*	Zoe's Kitchen Inc.	4,988	74
*	Houghton Mifflin Harcourt Co.	10,895	74
*	1-800-Flowers.com Inc. Class A	6,342	74
*	Boot Barn Holdings Inc.	4,179	74
*	Hovnanian Enterprises Inc. Class A	33,446	73
*	Reading International Inc. Class A	4,393	72
*	Vera Bradley Inc.	7,061	71
*	El Pollo Loco Holdings Inc.	7,112	69
*	MarineMax Inc.	3,217	67
*	Rosetta Stone Inc.	4,895	67
	Weyco Group Inc.	2,185	67
	Clear Channel Outdoor Holdings Inc. Class A	12,469	60
	Winnebago Industries Inc.	1,355	59
*	Century Casinos Inc.	7,381	59
	Tilly's Inc. Class A	4,431	58
*	Red Lion Hotels Corp.	5,855	57
*	Drive Shack Inc.	11,243	57
	CSS Industries Inc.	3,079	57
*,^	Revlon Inc. Class A	2,867	57
*,^	Eros International plc	4,240	56
*	Fogo De Chao Inc.	3,290	51
	Saga Communications Inc. Class A	1,310	51
*	Hemisphere Media Group Inc. Class A	4,552	51
*	tronc Inc.	2,527	48
*	Clarus Corp.	7,204	48
	Lifetime Brands Inc.	3,414	48
*	Kirkland's Inc.	5,369	47
*	New Home Co. Inc.	4,105	46
*	WideOpenWest Inc.	4,768	46
	Libbey Inc.	7,164	45
*	J Alexander's Holdings Inc.	4,512	45
*	Delta Apparel Inc.	2,391	43
	Escalade Inc.	3,551	43
*	Build-A-Bear Workshop Inc.	4,695	43
*	ZAGG Inc.	2,817	42
*	XO Group Inc.	2,164	42
*	Weight Watchers International Inc.	610	41
^	Big 5 Sporting Goods Corp.	6,666	41
	Fred's Inc. Class A	11,955	40
*	Gaia Inc. Class A	3,066	39
*	VOXX International Corp. Class A	7,010	38
*	FTD Cos. Inc.	5,911	36
	Hamilton Beach Brands Holding Co. Class A	1,335	33
	Marcus Corp.	1,105	30
*	Container Store Group Inc.	5,611	28
*	Sequential Brands Group Inc.	13,904	28
*	Cambium Learning Group Inc.	3,666	27
*	Vitamin Shoppe Inc.	6,805	26
*,^	Iconix Brand Group Inc.	16,630	23
	Capella Education Co.	258	20
*	Townsquare Media Inc. Class A	2,813	20
*	Franklin Covey Co.	699	18
	Beasley Broadcast Group Inc. Class A	1,701	18
	Liberty Tax Inc.	2,169	17
*	Funko Inc. Class A	2,304	17
*,^	Cogint Inc.	6,412	17
	Salem Media Group Inc. Class A	3,896	16
*	Red Robin Gourmet Burgers Inc.	243	13
*	Empire Resorts Inc.	517	12
*	At Home Group Inc.	385	11

36

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Bluegreen Vacations Corp.	509	10
*,^	Sears Holdings Corp.	3,365	8
*	Roku Inc.	164	7
*	Bridgepoint Education Inc. Class A	875	6
*,^	Eastman Kodak Co.	934	5
	Nathan's Famous Inc.	74	5
*	Stitch Fix Inc. Class A	188	4
			38,463
Consumer Staples (2.2%)
	Snyder's-Lance Inc.	29,220	1,457
	Sanderson Farms Inc.	6,841	842
*	United Natural Foods Inc.	17,146	732
	Fresh Del Monte Produce Inc.	10,980	513
*	Cal-Maine Foods Inc.	9,685	413
	Universal Corp.	8,321	409
	Vector Group Ltd.	17,872	358
*	Diplomat Pharmacy Inc.	16,589	346
	Andersons Inc.	9,018	316
*	Hostess Brands Inc. Class A	25,480	312
	Dean Foods Co.	28,909	251
	SpartanNash Co.	12,254	205
	SUPERVALU Inc.	13,188	188
	Ingles Markets Inc. Class A	4,851	156
	Weis Markets Inc.	3,292	123
*,^	Cadiz Inc.	7,295	101
*	GNC Holdings Inc. Class A	22,880	97
*	Farmer Brothers Co.	3,029	95
*	Seneca Foods Corp. Class A	2,375	69
	Village Super Market Inc. Class A	2,711	64
	Tootsie Roll Industries Inc.	1,827	61
	Limoneira Co.	2,843	61
*	Smart & Final Stores Inc.	7,904	57
	MGP Ingredients Inc.	532	45
	Nature's Sunshine Products Inc.	3,757	42
^	Orchids Paper Products Co.	3,154	34
	Alico Inc.	1,032	27
*	Natural Grocers by Vitamin Cottage Inc.	3,375	23
*	Chefs' Warehouse Inc.	559	13
			7,410
Energy (6.1%)
*	PDC Energy Inc.	22,374	1,175
	Delek US Holdings Inc.	28,076	958
	Peabody Energy Corp.	22,586	920
	Golar LNG Ltd.	32,531	879
*	Callon Petroleum Co.	68,152	720
*	Oasis Petroleum Inc.	90,387	712
*	McDermott International Inc.	96,026	701
	Ensco plc Class A	145,051	644
*	SRC Energy Inc.	70,650	627
	Arch Coal Inc. Class A	6,515	624
*	Dril-Quip Inc.	12,860	579
	SemGroup Corp. Class A	22,442	498
*	Rowan Cos. plc Class A	39,590	481
*	Superior Energy Services Inc.	51,447	440
*	Oil States International Inc.	17,187	423
*	C&J Energy Services Inc.	15,643	375
	Warrior Met Coal Inc.	11,066	345
*	NOW Inc.	36,076	342
*	Unit Corp.	17,395	333
*,^	Diamond Offshore Drilling Inc.	22,119	321
*	Noble Corp. plc	82,602	321
*	Forum Energy Technologies Inc.	27,233	308
*	Denbury Resources Inc.	134,552	295
*	Exterran Corp.	10,973	284

37

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Helix Energy Solutions Group Inc.	47,385	282
*,^	WildHorse Resource Development Corp.	16,273	276
*	Halcon Resources Corp.	43,908	266
	Green Plains Inc.	13,533	248
*	Newpark Resources Inc.	28,986	239
*	SunCoke Energy Inc.	22,167	237
*,^	Resolute Energy Corp.	6,858	223
*	Ultra Petroleum Corp.	60,038	222
	Archrock Inc.	23,263	221
*	California Resources Corp.	14,392	203
*	Stone Energy Corp.	6,610	200
*	Sunrun Inc.	28,979	194
	TerraForm Power Inc. Class A	15,604	180
*	Bonanza Creek Energy Inc.	6,239	175
*	SandRidge Energy Inc.	11,734	165
*	REX American Resources Corp.	1,987	160
	CVR Energy Inc.	5,149	153
*,^	SunPower Corp. Class A	20,473	145
*	Renewable Energy Group Inc.	13,004	144
*	TETRA Technologies Inc.	38,844	141
*	Matrix Service Co.	9,131	131
*	W&T Offshore Inc.	30,239	118
*	Bill Barrett Corp.	25,687	116
*	Par Pacific Holdings Inc.	6,677	114
*	ProPetro Holding Corp.	6,528	105
*	Flotek Industries Inc.	17,011	101
*	Natural Gas Services Group Inc.	4,008	100
*	Basic Energy Services Inc.	5,986	97
*	SEACOR Marine Holdings Inc.	5,684	96
	Frank's International NV	16,276	85
*	Cloud Peak Energy Inc.	25,192	83
*	Green Brick Partners Inc.	8,065	82
*	Trecora Resources	6,875	76
*	Mammoth Energy Services Inc.	2,827	74
*	Pioneer Energy Services Corp.	26,043	72
*	Era Group Inc.	6,794	64
*	Earthstone Energy Inc. Class A	6,780	62
*	Clean Energy Fuels Corp.	43,973	61
*	Pacific Ethanol Inc.	14,388	59
*	CARBO Ceramics Inc.	8,131	55
*	SilverBow Resources Inc.	1,938	54
*	Ameresco Inc. Class A	6,533	53
*	Midstates Petroleum Co. Inc.	3,893	53
*	Independence Contract Drilling Inc.	11,889	49
*	Eclipse Resources Corp.	30,573	49
*	Key Energy Services Inc.	3,590	48
*	Geospace Technologies Corp.	4,601	47
	Panhandle Oil and Gas Inc. Class A	2,547	46
*	Energy XXI Gulf Coast Inc.	8,504	45
*,^	Approach Resources Inc.	15,061	44
*	Parker Drilling Co.	47,101	42
	Gulf Island Fabrication Inc.	4,786	40
	Hallador Energy Co.	5,599	37
	Adams Resources & Energy Inc.	795	31
*,^	Vivint Solar Inc.	9,816	29
*	Fairmount Santrol Holdings Inc.	6,123	27
*	Contango Oil & Gas Co.	8,536	25
*	Gastar Exploration Inc.	30,931	21
*	EP Energy Corp. Class A	13,480	20
*	Penn Virginia Corp.	499	19
*	Ranger Energy Services Inc.	1,586	14
*	Willbros Group Inc.	14,091	13
*	Jones Energy Inc. Class A	14,518	13
*,^	Ramaco Resources Inc.	1,937	13

38

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* Ring Energy Inc.	920	13
* Keane Group Inc.	679	11
* Abraxas Petroleum Corp.	4,254	9
* Solaris Oilfield Infrastructure Inc. Class A	333	6
* Smart Sand Inc.	752	6
* Nine Energy Service Inc.	163	4
* Rosehill Resources Inc.	705	4
* NCS Multistage Holdings Inc.	150	2
* Liberty Oilfield Services Inc. Class A	116	2
* Westmoreland Coal Co.	4,891	2
		20,021
Financial Services (40.5%)
* MGIC Investment Corp.	125,852	1,735
Sterling Bancorp	72,528	1,686
Umpqua Holdings Corp.	75,440	1,608
Wintrust Financial Corp.	18,877	1,595
Radian Group Inc.	73,590	1,510
Hancock Holding Co.	28,648	1,481
Stifel Financial Corp.	22,592	1,443
IBERIABANK Corp.	17,232	1,392
Chemical Financial Corp.	24,075	1,329
CNO Financial Group Inc.	57,506	1,296
United Bankshares Inc.	33,968	1,206
Investors Bancorp Inc.	88,581	1,196
Cousins Properties Inc.	142,740	1,190
RLJ Lodging Trust	57,570	1,140
UMB Financial Corp.	15,381	1,123
Selective Insurance Group Inc.	19,540	1,111
Healthcare Realty Trust Inc.	41,823	1,110
Sunstone Hotel Investors Inc.	76,633	1,106
Valley National Bancorp	88,183	1,100
Cathay General Bancorp	25,930	1,065
Fulton Financial Corp.	58,304	1,055
Washington Federal Inc.	29,795	1,034
MB Financial Inc.	25,207	1,034
First Citizens BancShares Inc. Class A	2,515	1,024
Gramercy Property Trust	46,542	1,008
South State Corp.	11,467	994
LaSalle Hotel Properties	38,654	948
FirstCash Inc.	12,803	944
Columbia Banking System Inc.	21,998	919
BancorpSouth Bank	28,843	909
American Equity Investment Life Holding Co.	29,393	900
Community Bank System Inc.	16,669	889
First Industrial Realty Trust Inc.	31,538	884
Glacier Bancorp Inc.	22,217	864
Sabra Health Care REIT Inc.	49,842	841
First Midwest Bancorp Inc.	34,654	839
Great Western Bancorp Inc.	20,006	818
Education Realty Trust Inc.	25,822	804
CVB Financial Corp.	34,824	801
Simmons First National Corp. Class A	28,132	800
Pebblebrook Hotel Trust	23,337	794
Hope Bancorp Inc.	43,819	791
Old National Bancorp	45,741	778
United Community Banks Inc.	24,732	764
Kemper Corp.	13,442	758
* Enstar Group Ltd.	3,821	757
STAG Industrial Inc.	32,226	734
Xenia Hotels & Resorts Inc.	36,491	718
International Bancshares Corp.	18,523	716
Trustmark Corp.	22,850	714
Union Bankshares Corp.	19,037	712
DiamondRock Hospitality Co.	67,804	697

39

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	GEO Group Inc.	32,293	688
	Acadia Realty Trust	28,059	676
	Apollo Commercial Real Estate Finance Inc.	36,725	671
*	FCB Financial Holdings Inc. Class A	12,256	658
	Renasant Corp.	15,325	640
	Independent Bank Corp.	9,120	633
	Towne Bank	21,610	617
	Banner Corp.	11,136	616
	Hilltop Holdings Inc.	24,794	603
	Invesco Mortgage Capital Inc.	38,157	586
	WesBanco Inc.	14,192	585
	Lexington Realty Trust	73,425	584
	Argo Group International Holdings Ltd.	9,857	574
	First Merchants Corp.	13,869	573
	Horace Mann Educators Corp.	13,831	569
	First Financial Bancorp	20,743	564
	Retail Opportunity Investments Corp.	32,832	563
	CenterState Bank Corp.	20,433	557
	Waddell & Reed Financial Inc. Class A	27,471	549
	Capitol Federal Financial Inc.	43,642	545
	Northwest Bancshares Inc.	32,076	526
	Provident Financial Services Inc.	20,902	520
	Mack-Cali Realty Corp.	30,647	518
	Chesapeake Lodging Trust	19,955	516
	Alexander & Baldwin Inc.	23,131	509
	NBT Bancorp Inc.	14,329	499
	Berkshire Hills Bancorp Inc.	13,498	496
	Westamerica Bancorporation	8,525	488
	National Health Investors Inc.	7,475	485
*	Genworth Financial Inc. Class A	170,191	463
	Summit Hotel Properties Inc.	35,019	461
	First Commonwealth Financial Corp.	32,594	455
	S&T Bancorp Inc.	11,526	455
	Agree Realty Corp.	9,576	451
	Park National Corp.	4,459	450
	Heartland Financial USA Inc.	8,282	442
	Terreno Realty Corp.	13,263	442
	Government Properties Income Trust	32,022	439
*,^	BofI Holding Inc.	11,717	436
	Washington REIT	17,031	431
	Sandy Spring Bancorp Inc.	10,889	422
	Kite Realty Group Trust	27,869	422
	Employers Holdings Inc.	10,757	421
	Independent Bank Group Inc.	5,954	418
	Rexford Industrial Realty Inc.	15,467	418
	Washington Prime Group Inc.	62,835	412
	Boston Private Financial Holdings Inc.	27,772	405
	First Busey Corp.	13,637	404
	Brookline Bancorp Inc.	25,251	400
	Physicians Realty Trust	27,634	397
	LegacyTexas Financial Group Inc.	9,454	396
*	Quality Care Properties Inc.	31,925	396
	Ladder Capital Corp. Class A	26,570	392
	Select Income REIT	21,433	389
*	First BanCorp	64,292	388
	Piper Jaffray Cos.	4,592	383
*	Cannae Holdings Inc.	20,800	382
	Redwood Trust Inc.	25,922	380
*	Seacoast Banking Corp. of Florida	14,294	375
	Navigators Group Inc.	6,944	374
	PennyMac Mortgage Investment Trust	22,241	371
*	Pacific Premier Bancorp Inc.	8,765	369
	OceanFirst Financial Corp.	14,219	368
	State Bank Financial Corp.	12,546	363

40

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Infinity Property & Casualty Corp.	3,074	363
AMERISAFE Inc.	6,428	360
Global Net Lease Inc.	22,841	357
Safety Insurance Group Inc.	5,001	357
WSFS Financial Corp.	7,431	354
Tompkins Financial Corp.	4,618	354
Nelnet Inc. Class A	6,387	353
* Texas Capital Bancshares Inc.	3,904	352
First Financial Bankshares Inc.	7,623	351
Kearny Financial Corp.	26,823	349
Beneficial Bancorp Inc.	23,209	348
Enterprise Financial Services Corp.	7,423	348
AmTrust Financial Services Inc.	28,926	346
First Interstate BancSystem Inc. Class A	8,736	345
* Encore Capital Group Inc.	8,059	345
City Holding Co.	5,057	341
CYS Investments Inc.	52,501	332
Seritage Growth Properties Class A	8,777	332
RE/MAX Holdings Inc. Class A	5,979	331
Hanmi Financial Corp.	10,789	330
* NMI Holdings Inc. Class A	16,548	328
First Bancorp	9,468	328
United Fire Group Inc.	7,355	327
National Storage Affiliates Trust	13,308	326
Kennedy-Wilson Holdings Inc.	19,647	321
Southside Bancshares Inc.	9,468	316
Ramco-Gershenson Properties Trust	26,343	310
MainSource Financial Group Inc.	8,212	310
Tier REIT Inc.	16,375	304
Lakeland Financial Corp.	6,705	304
Hannon Armstrong Sustainable Infrastructure Capital Inc.	17,052	300
ARMOUR Residential REIT Inc.	13,968	299
Meta Financial Group Inc.	2,775	298
PJT Partners Inc.	6,207	297
BancFirst Corp.	5,565	296
LTC Properties Inc.	8,018	296
Heritage Financial Corp.	9,868	294
Banc of California Inc.	14,563	291
Banco Latinoamericano de Comercio Exterior SA	10,167	283
* Customers Bancorp Inc.	9,628	282
Lakeland Bancorp Inc.	14,779	282
Franklin Street Properties Corp.	34,846	282
James River Group Holdings Ltd.	8,547	280
Monmouth Real Estate Investment Corp.	19,794	279
Easterly Government Properties Inc.	14,513	276
American Assets Trust Inc.	8,642	274
Capstead Mortgage Corp.	32,734	273
1st Source Corp.	5,533	273
Chatham Lodging Trust	14,973	272
Meridian Bancorp Inc.	13,522	271
Stewart Information Services Corp.	6,665	267
United Financial Bancorp Inc.	16,925	264
InfraREIT Inc.	14,116	263
CBL & Associates Properties Inc.	56,730	263
Stock Yards Bancorp Inc.	7,471	262
* St. Joe Co.	14,819	261
MTGE Investment Corp.	15,314	260
TrustCo Bank Corp. NY	30,596	260
Central Pacific Financial Corp.	9,320	260
* HomeStreet Inc.	8,996	258
* Flagstar Bancorp Inc.	7,310	258
Washington Trust Bancorp Inc.	4,971	258
Flushing Financial Corp.	9,539	255
TriCo Bancshares	6,798	254

41

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Granite Point Mortgage Trust Inc.	14,802	249
	Bryn Mawr Bank Corp.	5,724	249
	Virtus Investment Partners Inc.	2,016	248
*	Triumph Bancorp Inc.	6,024	247
	Pennsylvania REIT	23,528	246
	Independence Realty Trust Inc.	28,820	246
	Getty Realty Corp.	10,329	244
	Bank of NT Butterfield & Son Ltd.	5,304	242
	Home BancShares Inc.	10,473	241
*,^	MBIA Inc.	30,118	241
	German American Bancorp Inc.	7,259	240
*	PRA Group Inc.	6,232	239
	National Western Life Group Inc. Class A	779	238
	Univest Corp. of Pennsylvania	8,664	237
*	Ambac Financial Group Inc.	15,608	236
	Federal Agricultural Mortgage Corp.	3,014	229
	Camden National Corp.	5,353	226
	CoBiz Financial Inc.	11,856	225
	Horizon Bancorp	7,923	224
	Hersha Hospitality Trust Class A	13,239	222
*	iStar Inc.	21,950	222
	Community Trust Bancorp Inc.	5,084	221
	FBL Financial Group Inc. Class A	3,380	219
	New Senior Investment Group Inc.	27,139	219
*	Third Point Reinsurance Ltd.	15,714	218
*	World Acceptance Corp.	2,021	217
	ConnectOne Bancorp Inc.	7,540	217
*	EZCORP Inc. Class A	16,621	216
	Bridge Bancorp Inc.	6,497	216
	New York Mortgage Trust Inc.	38,443	212
	Oritani Financial Corp.	13,473	210
*	INTL. FCStone Inc.	5,209	207
	Peapack Gladstone Financial Corp.	5,989	198
	Northfield Bancorp Inc.	12,627	196
	Dime Community Bancshares Inc.	10,834	195
	Peoples Bancorp Inc.	5,629	194
	CatchMark Timber Trust Inc. Class A	14,827	194
	Investment Technology Group Inc.	9,699	192
	NorthStar Realty Europe Corp.	18,670	192
	Investors Real Estate Trust	41,253	192
	Cadence BanCorp Class A	6,788	186
	Mercantile Bank Corp.	5,524	183
	Guaranty Bancorp	6,641	182
	National Bank Holdings Corp. Class A	5,581	182
	First of Long Island Corp.	6,672	182
	QCR Holdings Inc.	4,164	182
	First Defiance Financial Corp.	3,402	181
	Great Southern Bancorp Inc.	3,730	181
*	Front Yard Residential Corp.	16,986	178
	Heritage Commerce Corp.	11,174	176
	Preferred Apartment Communities Inc. Class A	12,561	175
*	Enova International Inc.	7,829	172
*	Bancorp Inc.	16,254	172
	Urstadt Biddle Properties Inc. Class A	9,715	170
	Greenhill & Co. Inc.	8,362	170
*	Greenlight Capital Re Ltd. Class A	10,339	170
*	Nationstar Mortgage Holdings Inc.	9,718	166
	Fidelity Southern Corp.	7,287	164
*	Nicolet Bankshares Inc.	2,995	162
	Ameris Bancorp	3,023	161
	Independent Bank Corp.	6,961	159
	AG Mortgage Investment Trust Inc.	9,701	159
	Midland States Bancorp Inc.	4,995	157
	United Community Financial Corp.	16,863	156

42

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	OFG Bancorp	14,467	156
	First Community Bancshares Inc.	5,633	153
	Anworth Mortgage Asset Corp.	33,379	152
	Financial Institutions Inc.	4,928	151
	Whitestone REIT	12,252	151
	Bank of Marin Bancorp	2,281	151
	Gladstone Commercial Corp.	8,921	151
	State Auto Financial Corp.	5,469	151
	National General Holdings Corp.	6,454	148
*	HomeTrust Bancshares Inc.	5,706	148
	CorEnergy Infrastructure Trust Inc.	4,101	147
	Four Corners Property Trust Inc.	6,458	142
*	Tejon Ranch Co.	6,394	142
	First Financial Corp.	3,295	141
	Ashford Hospitality Trust Inc.	25,428	140
	Bar Harbor Bankshares	5,128	139
	Waterstone Financial Inc.	8,008	138
	Old Second Bancorp Inc.	9,890	136
	NexPoint Residential Trust Inc.	5,617	135
	CNB Financial Corp.	5,008	135
	Access National Corp.	4,764	133
	B. Riley Financial Inc.	7,138	132
	RLI Corp.	2,169	132
*	Eagle Bancorp Inc.	2,150	131
	Arrow Financial Corp.	4,048	131
*	PennyMac Financial Services Inc. Class A	5,525	129
*	TriState Capital Holdings Inc.	5,553	124
*	First Foundation Inc.	6,761	123
	Western Asset Mortgage Capital Corp.	13,952	123
	Republic Bancorp Inc. Class A	3,301	123
*	Ocwen Financial Corp.	33,717	123
	People's Utah Bancorp	4,022	122
	MidWestOne Financial Group Inc.	3,815	121
*	Green Bancorp Inc.	5,549	121
	Maiden Holdings Ltd.	20,097	121
	Cedar Realty Trust Inc.	30,212	120
	Sierra Bancorp	4,609	120
*	Cowen Inc. Class A	8,280	119
	Farmers National Banc Corp.	8,701	117
	First Mid-Illinois Bancshares Inc.	3,432	117
	Ares Commercial Real Estate Corp.	9,364	115
*	FRP Holdings Inc.	2,186	114
	Southern National Bancorp of Virginia Inc.	7,369	113
*	PCSB Financial Corp.	5,884	113
	Community Healthcare Trust Inc.	4,739	112
	Farmers & Merchants Bancorp Inc.	2,988	111
*	Republic First Bancorp Inc.	12,978	110
	Orchid Island Capital Inc.	15,194	109
^	Heritage Insurance Holdings Inc.	6,525	109
	One Liberty Properties Inc.	5,000	109
	First Bancshares Inc.	3,402	108
	Ladenburg Thalmann Financial Services Inc.	31,620	106
*	Global Indemnity Ltd.	2,843	105
	Dynex Capital Inc.	17,281	104
*,^	Citizens Inc. Class A	15,138	104
	First Internet Bancorp	2,737	104
*	Atlantic Capital Bancshares Inc.	5,925	102
	Clifton Bancorp Inc.	6,635	102
	Arlington Asset Investment Corp. Class A	9,455	102
	West Bancorporation Inc.	4,161	101
	Enterprise Bancorp Inc.	3,227	101
	American National Bankshares Inc.	2,785	101
*	Veritex Holdings Inc.	3,564	99
*	Regional Management Corp.	3,270	98

43

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Peoples Financial Services Corp.	2,346	97
*	National Commerce Corp.	2,240	96
*	MoneyGram International Inc.	8,955	96
	First Connecticut Bancorp Inc.	3,783	95
	First Bancorp Inc.	3,482	94
*	Franklin Financial Network Inc.	3,023	94
*	Southern First Bancshares Inc.	2,220	94
	Capital City Bank Group Inc.	3,850	92
	National Bankshares Inc.	2,318	92
	Farmers Capital Bank Corp.	2,516	92
*	Equity Bancshares Inc. Class A	2,466	91
	Oppenheimer Holdings Inc. Class A	3,429	91
	Macatawa Bank Corp.	9,098	90
	Summit Financial Group Inc.	3,724	89
*	Forestar Group Inc.	3,598	89
	Citizens & Northern Corp.	3,964	89
*	On Deck Capital Inc.	16,940	88
	Western New England Bancorp Inc.	8,780	87
*	Safeguard Scientifics Inc.	7,135	87
*	FB Financial Corp.	2,198	87
	Blue Hills Bancorp Inc.	4,250	86
	GAIN Capital Holdings Inc.	11,976	85
	City Office REIT Inc.	8,445	85
	PICO Holdings Inc.	6,897	84
	Resource Capital Corp.	9,690	84
	Ames National Corp.	3,142	83
	Home Bancorp Inc.	1,995	83
	Old Line Bancshares Inc.	2,615	83
*,^	WMIH Corp.	64,091	83
	Farmland Partners Inc.	10,856	82
	Territorial Bancorp Inc.	2,688	80
	Universal Insurance Holdings Inc.	2,737	80
	Northrim BanCorp Inc.	2,371	79
	Century Bancorp Inc. Class A	1,022	78
	Civista Bancshares Inc.	3,468	78
	Codorus Valley Bancorp Inc.	2,983	78
	Ashford Hospitality Prime Inc.	9,060	78
	Sutherland Asset Management Corp.	5,644	78
	EMC Insurance Group Inc.	2,984	78
	BankFinancial Corp.	4,819	77
	MutualFirst Financial Inc.	2,125	76
	Shore Bancshares Inc.	4,373	74
	Southern Missouri Bancorp Inc.	2,174	74
	Baldwin & Lyons Inc.	3,229	73
	KKR Real Estate Finance Trust Inc.	3,648	71
	TPG RE Finance Trust Inc.	3,858	71
	MedEquities Realty Trust Inc.	7,331	71
	Jernigan Capital Inc.	4,179	71
*	AV Homes Inc.	4,178	70
	Great Ajax Corp.	5,374	70
	Evans Bancorp Inc.	1,612	69
	First Business Financial Services Inc.	2,813	68
	Charter Financial Corp.	3,382	67
	Walker & Dunlop Inc.	1,385	67
	BCB Bancorp Inc.	4,339	66
	Cherry Hill Mortgage Investment Corp.	4,112	66
	FNB Bancorp	1,849	66
	Penns Woods Bancorp Inc.	1,612	65
	Bear State Financial Inc.	6,342	65
	Opus Bank	2,311	65
	Central Valley Community Bancorp	3,302	64
	Orrstown Financial Services Inc.	2,595	64
	Riverview Bancorp Inc.	7,363	64
	MBT Financial Corp.	6,165	63

44

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Carolina Financial Corp.	1,619	63
* BSB Bancorp Inc.	2,153	62
* Community Bankers Trust Corp.	7,499	62
* Entegra Financial Corp.	2,214	62
Timberland Bancorp Inc.	2,174	62
Federated National Holding Co.	3,977	61
Stratus Properties Inc.	2,061	61
Independence Holding Co.	2,127	61
Kingstone Cos. Inc.	3,163	60
Norwood Financial Corp.	1,999	59
Bluerock Residential Growth REIT Inc. Class A	7,834	59
ACNB Corp.	2,094	59
Bank of Commerce Holdings	5,417	59
Reliant Bancorp Inc.	2,423	58
MidSouth Bancorp Inc.	4,538	57
SI Financial Group Inc.	3,929	57
EVERTEC Inc.	3,487	56
* First Northwest Bancorp	3,521	56
Ohio Valley Banc Corp.	1,425	56
Unity Bancorp Inc.	2,696	56
Northeast Bancorp	2,535	56
* SmartFinancial Inc.	2,500	55
Hamilton Lane Inc. Class A	1,544	54
LCNB Corp.	2,911	54
Premier Financial Bancorp Inc.	3,045	54
* Malvern Bancorp Inc.	2,240	53
C&F Financial Corp.	1,143	53
Bankwell Financial Group Inc.	1,689	53
Associated Capital Group Inc. Class A	1,532	53
Community Financial Corp.	1,384	52
* Redfin Corp.	2,492	51
Owens Realty Mortgage Inc.	3,520	50
Prudential Bancorp Inc.	2,838	49
* Metropolitan Bank Holding Corp.	1,113	49
Tiptree Inc.	8,566	49
* NI Holdings Inc.	3,053	49
Donegal Group Inc. Class A	3,076	49
Investar Holding Corp.	1,934	47
Safety Income & Growth Inc.	2,699	47
Hingham Institution for Savings	234	47
* Hallmark Financial Services Inc.	4,752	47
United Security Bancshares	4,550	46
* Byline Bancorp Inc.	2,001	46
Merchants Bancorp	2,247	46
Chemung Financial Corp.	1,069	46
Peoples Bancorp of North Carolina Inc.	1,624	45
* HarborOne Bancorp Inc.	2,350	45
* Allegiance Bancshares Inc.	1,180	45
ESSA Bancorp Inc.	3,055	45
* Howard Bancorp Inc.	2,447	44
Middlefield Banc Corp.	913	44
Two River Bancorp	2,515	43
* Pacific Mercantile Bancorp	5,218	43
Parke Bancorp Inc.	1,989	41
* Elevate Credit Inc.	5,735	41
Clipper Realty Inc.	4,581	41
County Bancorp Inc.	1,523	41
* Capstar Financial Holdings Inc.	2,130	41
First Financial Northwest Inc.	2,544	40
HCI Group Inc.	1,145	40
First Guaranty Bancshares Inc.	1,499	38
DNB Financial Corp.	1,083	36
* HRG Group Inc.	2,300	36
Global Medical REIT Inc.	5,542	36

45

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
GAMCO Investors Inc. Class A	1,307	35
Provident Financial Holdings Inc.	1,895	35
United Insurance Holdings Corp.	1,762	34
Old Point Financial Corp.	1,266	32
Ellington Residential Mortgage REIT	2,927	31
* Atlas Financial Holdings Inc.	1,746	31
RBB Bancorp	1,142	29
* Provident Bancorp Inc.	1,242	29
* LendingClub Corp.	9,022	28
* Impac Mortgage Holdings Inc.	3,193	28
CareTrust REIT Inc.	1,840	24
CBTX Inc.	871	24
* Industrial Logistics Properties Trust	1,164	23
Blue Capital Reinsurance Holdings Ltd.	2,043	23
Investors Title Co.	111	21
* Transcontinental Realty Investors Inc.	619	18
UMH Properties Inc.	1,584	18
* Donnelley Financial Solutions Inc.	1,053	18
Armada Hoffler Properties Inc.	1,357	18
Saul Centers Inc.	344	17
Pzena Investment Management Inc. Class A	1,315	14
Alexander's Inc.	33	12
Oconee Federal Financial Corp.	382	11
* eHealth Inc.	599	10
Griffin Industrial Realty Inc.	253	9
* Americold Realty Trust	440	8
Crawford & Co. Class B	785	7
Union Bankshares Inc.	136	7
Medley Management Inc. Class A	1,087	7
Greene County Bancorp Inc.	180	7
Consolidated-Tomoka Land Co.	95	6
RAIT Financial Trust	32,227	6
* Newmark Group Inc. Class A	327	5
Luther Burbank Corp.	215	3
Value Line Inc.	29	1
		134,035
Health Care (6.7%)
* Bluebird Bio Inc.	10,044	2,019
* LivaNova plc	16,434	1,475
* Allscripts Healthcare Solutions Inc.	61,321	851
* Horizon Pharma plc	55,120	804
* Halyard Health Inc.	15,785	779
* Myriad Genetics Inc.	21,997	713
* Spectrum Pharmaceuticals Inc.	29,299	630
CONMED Corp.	9,176	555
* Integer Holdings Corp.	10,433	533
* Impax Laboratories Inc.	24,768	505
* Enanta Pharmaceuticals Inc.	5,311	418
* Immunomedics Inc.	21,363	361
Analogic Corp.	4,185	349
* Atara Biotherapeutics Inc.	9,068	349
* ICU Medical Inc.	1,502	347
* Iovance Biotherapeutics Inc.	19,429	337
Owens & Minor Inc.	20,399	335
* Retrophin Inc.	13,118	328
* Momenta Pharmaceuticals Inc.	19,126	326
* Sarepta Therapeutics Inc.	4,958	311
* Dynavax Technologies Corp.	18,799	304
* Emergent BioSolutions Inc.	5,970	297
* Acorda Therapeutics Inc.	12,485	297
* Intra-Cellular Therapies Inc.	14,394	279
* Orthofix International NV	4,722	264
Kindred Healthcare Inc.	28,524	262
* AMAG Pharmaceuticals Inc.	12,120	255

46

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Alder Biopharmaceuticals Inc.	17,756	247
*	Haemonetics Corp.	3,443	244
*	Magellan Health Inc.	2,237	226
	National HealthCare Corp.	3,845	226
*	AngioDynamics Inc.	12,510	204
*	Five Prime Therapeutics Inc.	9,329	198
*	MacroGenics Inc.	7,862	197
*	Collegium Pharmaceutical Inc.	8,096	194
*	REGENXBIO Inc.	6,816	194
	Invacare Corp.	11,119	191
*	Almost Family Inc.	3,150	186
	Ensign Group Inc.	6,813	182
*	Voyager Therapeutics Inc.	5,850	168
*	Community Health Systems Inc.	32,224	165
*	Lannett Co. Inc.	9,768	156
*	Tivity Health Inc.	4,003	154
	Luminex Corp.	7,840	154
*	Triple-S Management Corp. Class B	6,152	149
*	Intellia Therapeutics Inc.	5,718	149
*,^	Novavax Inc.	65,827	143
*	Array BioPharma Inc.	8,247	143
*	Karyopharm Therapeutics Inc.	9,261	137
*	Abeona Therapeutics Inc.	9,671	134
*	Achillion Pharmaceuticals Inc.	40,214	131
*	PDL BioPharma Inc.	52,217	125
*	Zogenix Inc.	2,913	124
*	Editas Medicine Inc.	3,358	123
*	Cascadian Therapeutics Inc.	11,994	120
*	Fate Therapeutics Inc.	10,025	113
*	BioScrip Inc.	35,673	113
*	Stemline Therapeutics Inc.	6,506	112
*	Prothena Corp. plc	3,035	102
*	Celldex Therapeutics Inc.	45,054	101
*	Insmed Inc.	3,820	92
*	Acceleron Pharma Inc.	2,055	86
*	Cross Country Healthcare Inc.	6,606	86
*	Quality Systems Inc.	6,532	82
*	Epizyme Inc.	4,423	78
*	BioTime Inc.	29,575	77
*	Concert Pharmaceuticals Inc.	3,516	77
*	Medpace Holdings Inc.	2,375	76
*	Chimerix Inc.	15,459	75
*	PTC Therapeutics Inc.	2,597	67
*	CryoLife Inc.	3,521	67
*	Kindred Biosciences Inc.	7,478	67
*	Portola Pharmaceuticals Inc.	1,501	64
*	HMS Holdings Corp.	3,834	61
*	Ardelyx Inc.	11,238	60
*	Dermira Inc.	2,345	60
*	Adamas Pharmaceuticals Inc.	2,429	59
*	Otonomy Inc.	9,714	58
*	Medicines Co.	1,857	57
	Computer Programs & Systems Inc.	1,869	56
*	Tetraphase Pharmaceuticals Inc.	17,156	48
*	Sientra Inc.	5,006	48
*	Heron Therapeutics Inc.	2,251	46
*	Providence Service Corp.	704	45
*	Anika Therapeutics Inc.	848	44
*	NantKwest Inc.	9,656	43
*	Recro Pharma Inc.	4,503	41
*	MyoKardia Inc.	676	39
*	Melinta Therapeutics Inc.	3,075	38
*	AAC Holdings Inc.	4,014	38
*	Protagonist Therapeutics Inc.	2,235	38

47

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Trevena Inc.	18,087	32
*	Immune Design Corp.	9,667	28
*	NanoString Technologies Inc.	4,182	27
	Meridian Bioscience Inc.	1,907	27
*	BioCryst Pharmaceuticals Inc.	5,074	25
*	Corvus Pharmaceuticals Inc.	2,949	24
*	LHC Group Inc.	341	22
*	Novelion Therapeutics Inc.	5,277	22
*	Agenus Inc.	4,002	22
*,^	Akcea Therapeutics Inc.	1,265	21
*	Cerus Corp.	4,819	21
*	Bellicum Pharmaceuticals Inc.	2,920	20
*	Clearside Biomedical Inc.	3,117	20
*	R1 RCM Inc.	3,069	20
*,^	Nymox Pharmaceutical Corp.	6,128	20
*	RTI Surgical Inc.	4,541	19
*	NantHealth Inc.	6,235	19
*	OraSure Technologies Inc.	1,071	18
*	Rhythm Pharmaceuticals Inc.	709	18
*	Deciphera Pharmaceuticals Inc.	723	18
*	MediciNova Inc.	1,720	18
*	Cara Therapeutics Inc.	1,279	18
*	Apellis Pharmaceuticals Inc.	935	17
*	Audentes Therapeutics Inc.	503	17
	Phibro Animal Health Corp. Class A	420	16
*	Merrimack Pharmaceuticals Inc.	1,447	16
	Utah Medical Products Inc.	181	16
*,^	Quotient Ltd.	3,457	16
*	G1 Therapeutics Inc.	639	14
*	Accelerate Diagnostics Inc.	520	14
*	Biohaven Pharmaceutical Holding Co. Ltd.	402	14
*	ConforMIS Inc.	9,283	13
*	PetIQ Inc.	570	12
*	Dova Pharmaceuticals Inc.	408	12
*	Calyxt Inc.	667	12
*	Lantheus Holdings Inc.	755	12
	National Research Corp. Class A	344	10
*	Kala Pharmaceuticals Inc.	680	10
*	Tocagen Inc.	826	9
*	Athenex Inc.	543	9
*	American Renal Associates Holdings Inc.	385	8
*	scPharmaceuticals Inc.	467	7
*	Mersana Therapeutics Inc.	411	7
*	Minerva Neurosciences Inc.	1,340	7
*	Codexis Inc.	702	7
*	Rockwell Medical Inc.	1,137	7
*	OrthoPediatrics Corp.	371	7
*	FONAR Corp.	255	6
*	Sienna Biopharmaceuticals Inc.	398	6
*	Enzo Biochem Inc.	830	5
*	Spero Therapeutics Inc.	493	5
*	Celcuity Inc.	280	5
*	Obalon Therapeutics Inc.	1,180	5
*	Idera Pharmaceuticals Inc.	2,539	4
*	Allena Pharmaceuticals Inc.	626	4
*	Miragen Therapeutics Inc.	743	4
*	Odonate Therapeutics Inc.	144	4
*	Neos Therapeutics Inc.	465	4
*	Quanterix Corp.	138	3
*	Optinose Inc.	158	3
*	Athersys Inc.	1,930	3
*	Denali Therapeutics Inc.	96	2
*	Advaxis Inc.	1,080	2

48

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*,^	Genocea Biosciences Inc.	1,597	2
			22,296
Materials & Processing (6.2%)
*	Allegheny Technologies Inc.	42,578	1,103
	Belden Inc.	14,253	1,037
*	Rexnord Corp.	35,277	1,022
	Commercial Metals Co.	39,176	952
	Carpenter Technology Corp.	15,714	800
*	GCP Applied Technologies Inc.	24,294	747
*	Cleveland-Cliffs Inc.	100,909	709
	Simpson Manufacturing Co. Inc.	11,817	654
	Kaiser Aluminum Corp.	5,627	565
	Tronox Ltd. Class A	30,449	557
*,^	AK Steel Holding Corp.	106,797	551
	Innospec Inc.	8,087	525
*	MRC Global Inc.	30,175	499
	Hecla Mining Co.	133,257	488
	Boise Cascade Co.	10,509	424
*	Coeur Mining Inc.	52,477	401
*	BMC Stock Holdings Inc.	20,981	393
*	Gibraltar Industries Inc.	10,617	368
	Trinseo SA	4,504	359
	Minerals Technologies Inc.	5,131	352
	Materion Corp.	6,830	344
	Calgon Carbon Corp.	15,957	339
*	Kraton Corp.	7,948	337
	Schweitzer-Mauduit International Inc.	8,398	329
*	Beacon Roofing Supply Inc.	5,749	304
	PH Glatfelter Co.	14,851	303
	Schnitzer Steel Industries Inc.	8,871	302
*	Century Aluminum Co.	15,773	300
	US Silica Holdings Inc.	10,847	281
	Innophos Holdings Inc.	6,450	268
	Mueller Water Products Inc. Class A	20,064	221
*	TimkenSteel Corp.	13,272	217
	HB Fuller Co.	4,218	213
*	Clearwater Paper Corp.	5,415	204
	Stepan Co.	2,497	200
	American Vanguard Corp.	9,846	192
*	Verso Corp.	10,851	190
*	Unifi Inc.	5,282	185
	Quanex Building Products Corp.	10,810	181
	Haynes International Inc.	4,299	179
	Tredegar Corp.	8,875	142
	Rayonier Advanced Materials Inc.	5,491	112
	DMC Global Inc.	4,942	105
*	Armstrong Flooring Inc.	7,440	104
*	Intrepid Potash Inc.	31,128	103
	FutureFuel Corp.	8,577	103
*	Veritiv Corp.	3,950	96
*	Landec Corp.	7,195	94
*	PQ Group Holdings Inc.	6,684	90
	Hawkins Inc.	2,670	89
	Louisiana-Pacific Corp.	3,105	88
*	Nexeo Solutions Inc.	8,906	83
	Universal Forest Products Inc.	2,366	78
*	LB Foster Co. Class A	2,913	76
	Gold Resource Corp.	18,365	75
	Neenah Inc.	965	74
	Olympic Steel Inc.	3,139	71
	Aceto Corp.	9,674	69
	LSI Industries Inc.	8,483	66
	Greif Inc. Class A	1,144	66
*	UFP Technologies Inc.	2,260	64

49

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Oil-Dri Corp. of America	1,758	63
	Caesarstone Ltd.	2,926	63
	Compass Minerals International Inc.	1,031	62
	Worthington Industries Inc.	1,339	59
*	AdvanSix Inc.	1,417	59
*	Northwest Pipe Co.	3,342	59
*	AgroFresh Solutions Inc.	7,497	58
*	Ryerson Holding Corp.	5,603	57
*	LSB Industries Inc.	7,570	57
*	Klondex Mines Ltd.	42,778	56
*	OMNOVA Solutions Inc.	5,152	52
	Eastern Co.	1,949	50
	Interface Inc. Class A	2,040	49
*	Foundation Building Materials Inc.	3,490	48
	Core Molding Technologies Inc.	2,570	47
	Valhi Inc.	8,080	46
	United States Lime & Minerals Inc.	618	44
	Ampco-Pittsburgh Corp.	2,876	29
	Griffon Corp.	1,453	27
*	NL Industries Inc.	2,963	24
	Insteel Industries Inc.	675	19
	Greif Inc. Class B	310	19
	Global Brass & Copper Holdings Inc.	583	16
*	Lawson Products Inc.	588	14
*	Shiloh Industries Inc.	1,692	12
*	Huttig Building Products Inc.	2,218	11
	CompX International Inc.	552	8
*	Uranium Energy Corp.	3,740	5
*,2	Ferroglobe R&W Trust	19,424	—
			20,556
Other (0.0%)[3]
*	Victory Capital Holdings Inc. Class A	300	4
*	Cactus Inc.	146	4
*,2	NewStar Financial Inc. CVR Line	6,148	3
*,2	Media General Inc. CVR	35,434	2
*	Quintana Energy Services Inc.	140	1
*	Evolus Inc.	111	1
*,2	Gerber Scientific Inc. CVR	519	—
			15
Producer Durables (12.0%)
*	KLX Inc.	17,540	1,187
*	Darling Ingredients Inc.	55,692	1,013
	SkyWest Inc.	17,140	939
	GATX Corp.	12,960	893
	Barnes Group Inc.	14,741	889
*	Moog Inc. Class A	9,782	820
	UniFirst Corp.	5,159	801
	Korn/Ferry International	17,857	748
	Convergys Corp.	31,907	741
*	Esterline Technologies Corp.	8,854	654
	KBR Inc.	42,309	641
	Mobile Mini Inc.	14,745	619
*	FTI Consulting Inc.	12,830	612
	Werner Enterprises Inc.	16,167	602
	Chicago Bridge & Iron Co. NV	34,087	595
*	Navistar International Corp.	15,861	592
*	Chart Industries Inc.	10,358	571
	Kaman Corp.	8,577	525
	Cubic Corp.	8,509	522
	Curtiss-Wright Corp.	3,776	510
	ESCO Technologies Inc.	8,585	506
*	SPX FLOW Inc.	10,357	505
*	Hub Group Inc. Class A	11,047	482
	Greenbrier Cos. Inc.	9,208	477

50

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* Atlas Air Worldwide Holdings Inc.	7,835	477
AAR Corp.	10,832	461
Triumph Group Inc.	16,436	459
Triton International Ltd.	15,918	454
ACCO Brands Corp.	35,365	447
* TriMas Corp.	15,329	397
* Modine Manufacturing Co.	16,678	384
McGrath RentCorp	7,480	379
EMCOR Group Inc.	4,889	373
Encore Wire Corp.	6,936	363
* Saia Inc.	4,902	356
* Aerovironment Inc.	7,061	351
* TrueBlue Inc.	12,861	350
* Sykes Enterprises Inc.	12,006	349
* ICF International Inc.	6,039	344
* TopBuild Corp.	4,788	333
Federal Signal Corp.	15,307	327
ABM Industries Inc.	9,248	325
Manitowoc Co. Inc.	10,747	319
Wabash National Corp.	14,503	317
Briggs & Stratton Corp.	13,965	314
Aircastle Ltd.	16,014	312
* CBIZ Inc.	17,245	311
* Navigant Consulting Inc.	15,354	305
Kelly Services Inc. Class A	10,312	304
Watts Water Technologies Inc. Class A	3,903	295
Ship Finance International Ltd.	20,031	289
Marten Transport Ltd.	13,102	284
MTS Systems Corp.	5,678	278
* Casella Waste Systems Inc. Class A	10,726	273
Columbus McKinnon Corp.	7,549	268
* Huron Consulting Group Inc.	7,313	256
ArcBest Corp.	7,727	256
* Tutor Perini Corp.	10,551	255
* FARO Technologies Inc.	4,218	250
* Aegion Corp. Class A	10,769	247
* Thermon Group Holdings Inc.	11,046	241
* Echo Global Logistics Inc.	9,076	240
GasLog Ltd.	14,034	232
Actuant Corp. Class A	10,110	230
* SEACOR Holdings Inc.	5,485	228
* Rush Enterprises Inc. Class A	5,213	222
* Kratos Defense & Security Solutions Inc.	18,142	219
Astec Industries Inc.	3,651	215
Titan International Inc.	16,549	213
Matson Inc.	7,399	211
Scorpio Tankers Inc.	82,290	189
Granite Construction Inc.	3,015	175
LSC Communications Inc.	11,781	172
* Engility Holdings Inc.	6,239	170
* Wesco Aircraft Holdings Inc.	18,940	170
Heidrick & Struggles International Inc.	6,301	166
Bristow Group Inc.	11,028	163
* International Seaways Inc.	9,995	163
Gorman-Rupp Co.	5,984	160
Ennis Inc.	8,145	159
Scorpio Bulkers Inc.	20,099	156
RPX Corp.	15,198	152
* SP Plus Corp.	4,164	150
Resources Connection Inc.	9,544	148
* Textainer Group Holdings Ltd.	9,056	148
VSE Corp.	2,956	143
^ Teekay Corp.	18,513	141
Albany International Corp.	2,150	137

51

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
CIRCOR International Inc.	2,902	136
RR Donnelley & Sons Co.	17,424	131
Brady Corp. Class A	3,507	131
* CSW Industrials Inc.	2,840	130
CRA International Inc.	2,557	128
* Titan Machinery Inc.	6,382	127
Quad/Graphics Inc.	4,798	127
Littelfuse Inc.	595	123
* PHH Corp.	11,013	117
Park-Ohio Holdings Corp.	2,891	115
* Evoqua Water Technologies Corp.	4,954	113
* Covenant Transportation Group Inc. Class A	4,136	107
DHT Holdings Inc.	27,712	104
* Mistras Group Inc.	5,271	104
* Ducommun Inc.	3,688	104
Herman Miller Inc.	2,856	103
^ Frontline Ltd.	26,384	102
Essendant Inc.	12,595	100
* MYR Group Inc.	3,036	98
Costamare Inc.	16,952	98
* Vishay Precision Group Inc.	3,217	96
* Babcock & Wilcox Enterprises Inc.	15,129	96
* Layne Christensen Co.	6,124	95
American Railcar Industries Inc.	2,474	92
* Gener8 Maritime Inc.	16,509	92
Standex International Corp.	933	90
* Team Inc.	5,356	88
Miller Industries Inc.	3,566	87
* Vectrus Inc.	3,078	84
* Great Lakes Dredge & Dock Corp.	18,101	82
* Sterling Construction Co. Inc.	6,810	82
Powell Industries Inc.	3,087	82
Hurco Cos. Inc.	1,961	82
^ Teekay Tankers Ltd. Class A	70,379	81
* YRC Worldwide Inc.	8,455	74
Spartan Motors Inc.	4,937	73
Hardinge Inc.	3,961	73
Steelcase Inc. Class A	5,304	72
* Maxwell Technologies Inc.	12,612	72
* Twin Disc Inc.	2,991	72
Nordic American Tankers Ltd.	34,141	71
Graham Corp.	3,346	68
Tetra Tech Inc.	1,357	66
* Eagle Bulk Shipping Inc.	13,450	65
Preformed Line Products Co.	1,065	65
FreightCar America Inc.	4,250	63
Hawaiian Holdings Inc.	1,723	62
* Safe Bulkers Inc.	16,840	62
* Liquidity Services Inc.	8,972	61
* Dorian LPG Ltd.	7,817	57
* CAI International Inc.	2,789	56
NACCO Industries Inc. Class A	1,357	56
Marlin Business Services Corp.	2,056	53
Alamo Group Inc.	456	51
* Milacron Holdings Corp.	2,186	47
* Rush Enterprises Inc. Class B	1,176	47
* Gencor Industries Inc.	2,898	47
^ Advanced Emissions Solutions Inc.	4,840	47
* IES Holdings Inc.	3,032	47
CECO Environmental Corp.	10,445	43
Hyster-Yale Materials Handling Inc.	593	42
* Heritage-Crystal Clean Inc.	2,051	41
* Roadrunner Transportation Systems Inc.	10,480	40
* PHI Inc.	4,054	40

52

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* Navios Maritime Holdings Inc.	31,433	39
* DXP Enterprises Inc.	1,263	38
* Ardmore Shipping Corp.	4,904	37
* Genco Shipping & Trading Ltd.	2,689	37
Franklin Electric Co. Inc.	912	36
* ServiceSource International Inc.	8,702	32
General Cable Corp.	1,052	31
* Orion Group Holdings Inc.	4,903	31
* Willis Lease Finance Corp.	1,122	31
* NV5 Global Inc.	679	29
Kimball International Inc. Class B	1,771	29
* DHI Group Inc.	16,983	28
* Blue Bird Corp.	1,206	28
Schneider National Inc. Class B	1,050	27
Systemax Inc.	950	27
* Overseas Shipholding Group Inc. Class A	14,909	26
* Ascent Capital Group Inc. Class A	3,806	26
Navios Maritime Acquisition Corp.	30,416	23
Knoll Inc.	1,036	22
Tennant Co.	320	21
* Control4 Corp.	852	20
Universal Logistics Holdings Inc.	917	20
* Information Services Group Inc.	4,324	18
Heartland Express Inc.	904	18
* Vicor Corp.	542	14
* GP Strategies Corp.	435	10
* InnerWorkings Inc.	918	8
* Hill International Inc.	1,150	6
* Daseke Inc.	582	6
* ExOne Co.	285	2
		39,599
Technology (7.5%)
* Cree Inc.	33,107	1,252
* CACI International Inc. Class A	8,287	1,235
* ViaSat Inc.	17,073	1,192
* Tech Data Corp.	10,963	1,133
SYNNEX Corp.	7,826	968
Vishay Intertechnology Inc.	44,866	826
* NetScout Systems Inc.	28,531	757
* Anixter International Inc.	9,814	741
* Verint Systems Inc.	18,054	702
* Plexus Corp.	11,354	685
* Sanmina Corp.	24,205	667
TiVo Corp.	40,547	608
* NETGEAR Inc.	10,573	589
* VeriFone Systems Inc.	34,571	574
* II-VI Inc.	14,564	561
* Benchmark Electronics Inc.	16,827	505
* Infinera Corp.	49,584	493
ManTech International Corp. Class A	8,697	490
* Viavi Solutions Inc.	48,287	464
* Knowles Corp.	29,665	428
* TTM Technologies Inc.	24,519	396
* Finisar Corp.	20,959	377
* Acxiom Corp.	12,899	353
* Rambus Inc.	27,076	344
* Amkor Technology Inc.	33,058	332
* Ambarella Inc.	6,417	309
* Cray Inc.	13,699	299
* Diodes Inc.	9,654	291
* Veeco Instruments Inc.	15,799	287
CTS Corp.	10,915	280
AVX Corp.	15,829	274
* Blucora Inc.	11,724	273

53

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* ScanSource Inc.	8,277	271
* Insight Enterprises Inc.	7,463	261
ADTRAN Inc.	16,217	254
* Evolent Health Inc. Class A	15,571	228
* Perficient Inc.	10,978	214
* Electro Scientific Industries Inc.	10,942	196
* Super Micro Computer Inc.	10,458	189
* MicroStrategy Inc. Class A	1,429	183
* Photronics Inc.	22,929	179
Comtech Telecommunications Corp.	7,890	174
Monotype Imaging Holdings Inc.	7,124	172
* Kimball Electronics Inc.	9,077	157
Cohu Inc.	7,776	156
* Stratasys Ltd.	8,293	151
* Synchronoss Technologies Inc.	15,018	140
* Glu Mobile Inc.	34,178	127
* KeyW Holding Corp.	16,440	123
Progress Software Corp.	2,544	119
* VASCO Data Security International Inc.	9,542	115
* Virtusa Corp.	2,394	114
Park Electrochemical Corp.	6,679	114
* Ribbon Communications Inc.	16,537	107
* pdvWireless Inc.	3,286	106
PC Connection Inc.	3,981	99
* Alpha & Omega Semiconductor Ltd.	6,415	99
* Calix Inc.	15,033	98
* AXT Inc.	12,974	97
CSG Systems International Inc.	2,077	97
* Digi International Inc.	9,208	96
* DSP Group Inc.	6,935	84
* Harmonic Inc.	27,395	83
* Sigma Designs Inc.	13,126	79
* TechTarget Inc.	4,087	71
* Sparton Corp.	3,115	71
* NeoPhotonics Corp.	11,310	69
* Bottomline Technologies de Inc.	1,652	63
* Unisys Corp.	5,348	60
* Acacia Research Corp.	17,334	60
* Mercury Systems Inc.	1,273	58
* Limelight Networks Inc.	14,469	58
* Agilysys Inc.	5,222	58
* Oclaro Inc.	7,527	54
QAD Inc. Class A	1,198	54
* KVH Industries Inc.	5,170	53
* Meet Group Inc.	19,594	51
American Software Inc. Class A	3,828	48
Daktronics Inc.	5,139	46
Bel Fuse Inc. Class B	2,556	44
* Nanometrics Inc.	1,498	40
* Presidio Inc.	2,664	39
* GSI Technology Inc.	4,990	38
* Leaf Group Ltd.	4,140	32
* SMART Global Holdings Inc.	872	30
* ARC Document Solutions Inc.	14,001	30
* Rudolph Technologies Inc.	1,123	30
* Quantum Corp.	7,839	29
* EMCORE Corp.	5,391	29
* Telenav Inc.	5,119	28
* SecureWorks Corp. Class A	2,826	28
* Rubicon Project Inc.	15,535	25
* Xcerra Corp.	2,481	25
* RealNetworks Inc.	8,282	23
* Acacia Communications Inc.	567	22
* Global Eagle Entertainment Inc.	15,406	21

54

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	CyberOptics Corp.	1,122	18
*	SendGrid Inc.	695	18
*	Avid Technology Inc.	3,203	15
*	PCM Inc.	2,124	15
*	ForeScout Technologies Inc.	442	13
*	Revolution Lighting Technologies Inc.	3,851	13
*	Aquantia Corp.	776	11
*	Casa Systems Inc.	432	10
*	Radisys Corp.	10,910	9
	NVE Corp.	115	8
*	Bandwidth Inc. Class A	282	8
*	SailPoint Technologies Holding Inc.	353	7
*	Digimarc Corp.	267	7
*	Kopin Corp.	2,229	7
*,^	Tintri Inc.	1,244	6
*	PDF Solutions Inc.	437	5
*	ChannelAdvisor Corp.	541	5
*	Park City Group Inc.	398	4
*	Altair Engineering Inc. Class A	120	3
*	PlayAGS Inc.	101	2
			24,938
Utilities (6.4%)
	WGL Holdings Inc.	17,565	1,463
	IDACORP Inc.	17,223	1,396
	Portland General Electric Co.	30,482	1,211
	ALLETE Inc.	17,409	1,186
	ONE Gas Inc.	17,817	1,133
	Spire Inc.	16,065	1,089
	Avista Corp.	22,043	1,054
	New Jersey Resources Corp.	26,934	1,026
	Southwest Gas Holdings Inc.	14,502	955
	PNM Resources Inc.	27,122	955
	Black Hills Corp.	18,190	924
	NorthWestern Corp.	16,616	849
	South Jersey Industries Inc.	26,946	706
	El Paso Electric Co.	13,700	666
	Otter Tail Corp.	13,162	524
	Northwest Natural Gas Co.	9,581	500
*	Dynegy Inc.	37,397	457
	Ormat Technologies Inc.	7,119	446
	Pattern Energy Group Inc. Class A	21,002	390
	NRG Yield Inc.	22,001	344
*,^	Iridium Communications Inc.	28,211	330
	MGE Energy Inc.	6,010	316
	Chesapeake Utilities Corp.	4,651	310
	SJW Group	5,607	297
	California Water Service Group	6,272	238
*	Cincinnati Bell Inc.	14,379	232
	Connecticut Water Service Inc.	4,073	210
	ATN International Inc.	3,475	208
	Unitil Corp.	4,760	200
	American States Water Co.	3,707	197
^	Frontier Communications Corp.	26,717	188
	NRG Yield Inc. Class A	11,884	183
	Consolidated Communications Holdings Inc.	10,372	120
	Spok Holdings Inc.	6,753	105
	Windstream Holdings Inc.	62,723	99
	Artesian Resources Corp. Class A	2,636	87
*,^	Globalstar Inc.	67,709	64
	Consolidated Water Co. Ltd.	5,118	64
*	Intelsat SA	12,190	59
*	Hawaiian Telcom Holdco Inc.	2,091	59
*	AquaVenture Holdings Ltd.	4,057	52
	RGC Resources Inc.	1,355	34

55

	Vanguard® Russell 2000 Value Index Fund
	Schedule of Investments
	February 28, 2018

					Market
					Value
				Shares	($000)
	Middlesex Water Co.			787	28
	IDT Corp. Class B			2,255	27
*	GCI Liberty Inc.			604	23
*	Atlantic Power Corp.			10,825	23
	Genie Energy Ltd. Class B			4,838	22
*	ORBCOMM Inc.			1,918	20
	York Water Co.			467	13
	Spark Energy Inc. Class A			513	5
					21,087
	Total Common Stocks (Cost $294,305)				328,420
		Coupon
	Temporary Cash Investments (1.4%)[1]
	Money Market Fund (1.3%)
4,5	Vanguard Market Liquidity Fund	1.601%		43,456	4,345
				Face
			Maturity	Amount
			Date	($000)
	U.S. Government and Agency Obligations (0.1%)
6	United States Treasury Bill	1.475%	6/21/18	200	199
	Total Temporary Cash Investments (Cost $4,544)				4,544
	Total Investments (100.6%) (Cost $298,849)				332,964
	Other Assets and Liabilities—Net (-0.6%)[5]				(1,898)
	Net Assets (100%)				331,066

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,935,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.6%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $2,218,000 of collateral received for securities on loan.
6 Securities with a value of $134,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

56

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (15.5%)
*	Grand Canyon Education Inc.	28,711	2,818
*	Cimpress NV	15,305	2,491
*	2U Inc.	29,468	2,439
	Texas Roadhouse Inc. Class A	40,948	2,263
*	Five Below Inc.	33,119	2,214
	Churchill Downs Inc.	8,237	2,127
*	Avis Budget Group Inc.	44,224	1,998
*	Planet Fitness Inc. Class A	52,862	1,955
	Nexstar Media Group Inc. Class A	26,819	1,916
*	Stamps.com Inc.	9,985	1,908
*	Etsy Inc.	73,860	1,869
	Cracker Barrel Old Country Store Inc.	11,756	1,835
*	Ollie's Bargain Outlet Holdings Inc.	29,177	1,732
	Wolverine World Wide Inc.	57,645	1,688
	Tenneco Inc.	31,245	1,642
	Marriott Vacations Worldwide Corp.	11,618	1,632
	Boyd Gaming Corp.	46,014	1,628
	LCI Industries	14,855	1,624
*	Steven Madden Ltd.	36,245	1,591
*	Shutterfly Inc.	20,277	1,556
*	Taylor Morrison Home Corp. Class A	67,933	1,524
	Children's Place Inc.	10,579	1,505
	New York Times Co. Class A	62,410	1,504
	Lithia Motors Inc. Class A	14,383	1,494
	Sinclair Broadcast Group Inc. Class A	43,803	1,481
	Big Lots Inc.	26,032	1,463
*	Scientific Games Corp.	32,596	1,449
*	SiteOne Landscape Supply Inc.	20,741	1,428
	Red Rock Resorts Inc. Class A	42,331	1,418
	Bloomin' Brands Inc.	56,692	1,309
	Jack in the Box Inc.	14,396	1,297
	Cheesecake Factory Inc.	26,210	1,218
*	Chegg Inc.	58,388	1,163
	Dana Inc.	43,160	1,147
*	Dave & Buster's Entertainment Inc.	25,372	1,136
*	Dorman Products Inc.	16,456	1,135
*	American Woodmark Corp.	8,610	1,106
*	Weight Watchers International Inc.	16,049	1,085
*	Sotheby's	23,286	1,075
	PriceSmart Inc.	13,543	1,067
*	RH	12,274	1,042
	Monro Inc.	19,361	985
	Matthews International Corp. Class A	19,215	985
*,^	Eldorado Resorts Inc.	28,577	974
^	Papa John's International Inc.	15,944	921
	World Wrestling Entertainment Inc. Class A	23,759	906
*	Sleep Number Corp.	24,092	830
*	Cavco Industries Inc.	5,210	829
	Camping World Holdings Inc. Class A	19,491	815
*	Trade Desk Inc. Class A	14,464	814
*	Fox Factory Holding Corp.	21,526	808
	Wingstop Inc.	17,719	803
	Brinker International Inc.	21,759	749
*	Asbury Automotive Group Inc.	11,315	745
	Winnebago Industries Inc.	16,956	738
*	IMAX Corp.	34,222	722
*	Pinnacle Entertainment Inc.	22,759	687
*	Helen of Troy Ltd.	7,539	679
*	SeaWorld Entertainment Inc.	41,745	611
*	Quotient Technology Inc.	46,295	609
	Entercom Communications Corp. Class A	60,344	597

57

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Strayer Education Inc.	6,489	582
*	Instructure Inc.	13,316	578
*	Shutterstock Inc.	11,304	568
	Nutrisystem Inc.	18,214	560
*	Gentherm Inc.	17,554	541
	BJ's Restaurants Inc.	12,371	538
*,^	Shake Shack Inc. Class A	13,653	532
	Capella Education Co.	6,558	510
	Dine Brands Global Inc.	6,421	488
	Columbia Sportswear Co.	6,342	479
*	Liberty Media Corp-Liberty Braves Class C	20,868	479
*	Denny's Corp.	29,791	448
	Sturm Ruger & Co. Inc.	10,366	446
	Ruth's Hospitality Group Inc.	17,966	441
*	Universal Electronics Inc.	8,580	425
	La-Z-Boy Inc.	13,197	405
*	Red Robin Gourmet Burgers Inc.	7,408	397
*	Lumber Liquidators Holdings Inc.	17,155	397
*	Malibu Boats Inc. Class A	12,366	396
*	LGI Homes Inc.	6,917	391
	Viad Corp.	7,365	383
	Standard Motor Products Inc.	8,177	382
*	HealthStream Inc.	15,664	378
*	Crocs Inc.	30,638	375
*,^	GoPro Inc. Class A	66,968	360
*	Gray Television Inc.	25,772	356
	Sonic Corp.	13,824	347
	KB Home	11,385	316
	Oxford Industries Inc.	3,929	314
*,^	Overstock.com Inc.	5,088	307
	MDC Holdings Inc.	10,951	303
*	Houghton Mifflin Harcourt Co.	43,677	297
*	American Outdoor Brands Corp.	32,652	294
*	MCBC Holdings Inc.	11,375	279
*	Cooper-Standard Holdings Inc.	2,282	278
*	Chuy's Holdings Inc.	10,058	272
	Entravision Communications Corp. Class A	41,081	265
	Marcus Corp.	9,491	256
	Hooker Furniture Corp.	6,859	256
*,^	elf Beauty Inc.	12,681	234
	Tailored Brands Inc.	9,513	223
*	Nautilus Inc.	18,492	219
*	XO Group Inc.	11,281	217
	Travelport Worldwide Ltd.	15,038	214
	Inter Parfums Inc.	4,984	211
*	La Quinta Holdings Inc.	10,576	200
	ILG Inc.	5,990	182
*	ZAGG Inc.	11,741	177
*	Penn National Gaming Inc.	6,572	175
*	MarineMax Inc.	8,192	171
	Winmark Corp.	1,324	168
*	Care.com Inc.	8,355	149
*	tronc Inc.	7,764	149
*	Bojangles' Inc.	10,777	141
*	Liberty Media Corp-Liberty Braves Class A	6,122	140
	Tile Shop Holdings Inc.	24,076	130
	Superior Uniform Group Inc.	5,175	130
*	Horizon Global Corp.	15,291	126
*	Franklin Covey Co.	4,838	125
*	Deckers Outdoor Corp.	1,265	120
*	Francesca's Holdings Corp.	22,814	119
*	National Vision Holdings Inc.	3,267	113
*	Lindblad Expeditions Holdings Inc.	12,114	112
*	Habit Restaurants Inc. Class A	12,576	109

58

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Sportsman's Warehouse Holdings Inc.	22,397	109
	Nathan's Famous Inc.	1,669	109
*,^	Eros International plc	7,825	103
*,^	Duluth Holdings Inc.	5,964	100
*	Central Garden & Pet Co. Class A	2,730	99
	Carriage Services Inc. Class A	3,571	97
*	Drive Shack Inc.	18,676	94
*	M/I Homes Inc.	3,153	92
*	MDC Partners Inc. Class A	10,896	86
*	William Lyon Homes Class A	3,099	78
*	TRI Pointe Group Inc.	5,067	78
*	America's Car-Mart Inc.	1,514	74
	Collectors Universe Inc.	4,614	72
*	At Home Group Inc.	2,403	71
	Marine Products Corp.	4,929	70
*	Meritage Homes Corp.	1,541	65
*	Bridgepoint Education Inc. Class A	9,635	64
*	J. Jill Inc.	7,425	64
*	1-800-Flowers.com Inc. Class A	5,263	61
*	Caesars Entertainment Corp.	4,684	59
*	Potbelly Corp.	3,694	47
*	Zoe's Kitchen Inc.	3,065	46
*,^	Eastman Kodak Co.	8,428	44
*,^	Revlon Inc. Class A	2,229	44
*,^	Noodles & Co. Class A	6,697	42
*	Reading International Inc. Class A	2,423	40
*	WideOpenWest Inc.	4,107	40
*	Hovnanian Enterprises Inc. Class A	17,634	38
	Bluegreen Vacations Corp.	1,964	38
*	Golden Entertainment Inc.	1,295	36
*	Central Garden & Pet Co.	724	28
	National Presto Industries Inc.	288	26
*	Empire Resorts Inc.	1,103	26
*	Century Communities Inc.	845	25
*	Rosetta Stone Inc.	1,673	23
*	Roku Inc.	553	23
	Emerald Expositions Events Inc.	871	19
*	Funko Inc. Class A	2,328	17
*	Stitch Fix Inc. Class A	772	16
*	Carvana Co.	725	15
*	Party City Holdco Inc.	980	14
*	Cambium Learning Group Inc.	1,884	14
*	Fiesta Restaurant Group Inc.	809	14
	RCI Hospitality Holdings Inc.	492	13
*	Inspired Entertainment Inc.	2,264	12
*	Hemisphere Media Group Inc. Class A	563	6
*	Sears Holdings Corp.	1,522	4
	Liberty Tax Inc.	372	3
	Fred's Inc. Class A	787	3
			103,813
Consumer Staples (2.1%)
*	Performance Food Group Co.	55,201	1,692
	Lancaster Colony Corp.	11,532	1,365
	J&J Snack Foods Corp.	9,205	1,236
	B&G Foods Inc.	40,140	1,112
	WD-40 Co.	8,482	1,058
	Calavo Growers Inc.	9,781	835
*	Boston Beer Co. Inc. Class A	5,079	828
	National Beverage Corp.	7,163	701
	MGP Ingredients Inc.	6,936	582
	Core-Mark Holding Co. Inc.	27,847	570
	Vector Group Ltd.	27,579	553
	PetMed Express Inc.	12,139	549
	Coca-Cola Bottling Co. Consolidated	2,869	535

59

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	USANA Health Sciences Inc.	6,930	529
	Medifast Inc.	6,443	411
*	Freshpet Inc.	15,278	306
	John B Sanfilippo & Son Inc.	5,206	301
*	Chefs' Warehouse Inc.	11,118	251
^	Tootsie Roll Industries Inc.	7,285	243
*	Primo Water Corp.	15,491	189
*	Craft Brew Alliance Inc.	7,814	139
^	Natural Health Trends Corp.	4,651	81
	Turning Point Brands Inc.	3,135	65
*,^	Castle Brands Inc.	53,071	62
	Limoneira Co.	2,397	51
*	Hostess Brands Inc. Class A	2,578	32
	Dean Foods Co.	2,694	23
*	Lifeway Foods Inc.	3,108	21
			14,320
Energy (1.0%)
*	Matador Resources Co.	59,676	1,722
*	Carrizo Oil & Gas Inc.	47,327	665
*,^	Jagged Peak Energy Inc.	35,063	431
*	Ring Energy Inc.	28,742	390
*	ProPetro Holding Corp.	23,325	376
*	Fairmount Santrol Holdings Inc.	83,900	376
*	Keane Group Inc.	22,965	357
*	Tellurian Inc.	35,010	306
*	Penn Virginia Corp.	7,797	291
*	Select Energy Services Inc. Class A	16,148	232
*	Abraxas Petroleum Corp.	84,886	183
*	Solaris Oilfield Infrastructure Inc. Class A	10,274	173
*	SRC Energy Inc.	16,237	144
*	TPI Composites Inc.	6,594	131
*,^	Sanchez Energy Corp.	44,495	130
*	Par Pacific Holdings Inc.	7,549	129
	Evolution Petroleum Corp.	15,551	125
*	RigNet Inc.	8,224	110
*	Lilis Energy Inc.	26,479	97
	Panhandle Oil and Gas Inc. Class A	5,215	93
*	NCS Multistage Holdings Inc.	6,206	91
*	Smart Sand Inc.	12,115	90
*	Isramco Inc.	433	45
*	Ultra Petroleum Corp.	10,571	39
*	Gastar Exploration Inc.	55,266	37
*	Bonanza Creek Energy Inc.	862	24
*	Resolute Energy Corp.	708	23
*	SilverBow Resources Inc.	821	23
*	Flotek Industries Inc.	3,480	21
*	Nine Energy Service Inc.	700	19
	CVR Energy Inc.	554	16
*	Energy XXI Gulf Coast Inc.	2,812	15
*	W&T Offshore Inc.	3,058	12
*	Liberty Oilfield Services Inc. Class A	431	8
*	Ranger Energy Services Inc.	638	6
*	Jones Energy Inc. Class A	3,146	3
*	Rosehill Resources Inc.	307	2
*	Westmoreland Coal Co.	2,599	1
			6,936
Financial Services (10.3%)
	Fair Isaac Corp.	18,239	3,100
	Primerica Inc.	27,104	2,643
*	Essent Group Ltd.	49,759	2,244
	Evercore Inc. Class A	23,534	2,190
*	Texas Capital Bancshares Inc.	23,483	2,118
	PotlatchDeltic Corp.	36,772	1,881
	Ryman Hospitality Properties Inc.	27,117	1,870

60

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Green Dot Corp. Class A	28,337	1,846
	Home BancShares Inc.	77,664	1,785
	EastGroup Properties Inc.	20,529	1,663
*	Blackhawk Network Holdings Inc.	33,419	1,495
*	LendingTree Inc.	3,906	1,361
	Urban Edge Properties	63,078	1,361
	PS Business Parks Inc.	12,069	1,338
	Financial Engines Inc.	35,992	1,206
	RLI Corp.	19,829	1,206
	First Financial Bankshares Inc.	25,174	1,158
	ServisFirst Bancshares Inc.	28,259	1,135
*	HRG Group Inc.	68,973	1,089
	Bank of NT Butterfield & Son Ltd.	23,435	1,069
	HFF Inc. Class A	22,474	1,026
	QTS Realty Trust Inc. Class A	30,094	971
	Moelis & Co. Class A	19,065	968
*	Eagle Bancorp Inc.	15,501	946
	Artisan Partners Asset Management Inc. Class A	27,595	931
	Ameris Bancorp	16,807	893
	Physicians Realty Trust	59,902	861
	Houlihan Lokey Inc. Class A	16,382	760
	National Health Investors Inc.	11,166	724
	OM Asset Management plc	45,966	705
	Walker & Dunlop Inc.	14,528	702
	WisdomTree Investments Inc.	70,279	675
	Kennedy-Wilson Holdings Inc.	39,007	638
*	PRA Group Inc.	16,240	622
*	Cardtronics plc Class A	27,755	621
*,^	BofI Holding Inc.	15,583	580
*	LendingClub Corp.	183,191	577
	Four Corners Property Trust Inc.	26,210	576
	CareTrust REIT Inc.	42,785	567
	Cohen & Steers Inc.	13,076	523
	Rexford Industrial Realty Inc.	19,265	520
	EVERTEC Inc.	31,129	504
	Preferred Bank	8,054	502
	LegacyTexas Financial Group Inc.	11,957	501
	Virtu Financial Inc. Class A	15,577	463
	First Industrial Realty Trust Inc.	16,271	456
	Alexander's Inc.	1,243	454
	Washington REIT	17,427	441
	Kinsale Capital Group Inc.	8,788	431
	Universal Health Realty Income Trust	7,752	429
	Cass Information Systems Inc.	7,274	426
	National General Holdings Corp.	18,512	425
	Universal Insurance Holdings Inc.	14,419	422
*	Trupanion Inc.	13,619	404
	Diamond Hill Investment Group Inc.	1,957	401
*	Third Point Reinsurance Ltd.	28,508	396
	FirstCash Inc.	5,251	387
	Live Oak Bancshares Inc.	14,331	374
	LTC Properties Inc.	9,713	359
*	Pacific Premier Bancorp Inc.	8,357	351
	GEO Group Inc.	16,397	349
	Carolina Financial Corp.	8,747	339
*	Donnelley Financial Solutions Inc.	18,878	327
	Armada Hoffler Properties Inc.	24,627	322
	Sabra Health Care REIT Inc.	18,691	316
	Gramercy Property Trust	14,471	313
*	Marcus & Millichap Inc.	9,930	311
	Saul Centers Inc.	6,305	309
	Glacier Bancorp Inc.	7,855	306
*	Everi Holdings Inc.	40,061	298
	Terreno Realty Corp.	8,746	291

61

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	American Assets Trust Inc.	8,934	283
	RMR Group Inc. Class A	4,327	272
	Westwood Holdings Group Inc.	4,953	269
	WSFS Financial Corp.	4,912	234
	Opus Bank	8,239	231
*	Health Insurance Innovations Inc. Class A	7,232	226
	Hamilton Lane Inc. Class A	5,882	206
*	Allegiance Bancshares Inc.	4,962	189
	Columbia Banking System Inc.	4,501	188
	United Insurance Holdings Corp.	9,604	188
	UMH Properties Inc.	16,028	187
*,^	Altisource Portfolio Solutions SA	6,661	177
	National Bank Holdings Corp. Class A	5,320	173
	MB Financial Inc.	4,203	172
*	FB Financial Corp.	4,010	159
*	National Commerce Corp.	3,440	148
	Blue Hills Bancorp Inc.	7,274	147
	ConnectOne Bancorp Inc.	5,001	144
*	Enova International Inc.	6,393	141
*	eHealth Inc.	8,514	139
	Investors Title Co.	715	138
	South State Corp.	1,524	132
	Consolidated-Tomoka Land Co.	2,106	130
	Retail Opportunity Investments Corp.	7,110	122
*	First Foundation Inc.	6,231	114
	Union Bankshares Inc.	2,193	112
	Lakeland Financial Corp.	2,414	109
	Infinity Property & Casualty Corp.	918	108
*	NMI Holdings Inc. Class A	5,380	107
	Monmouth Real Estate Investment Corp.	7,466	105
	HCI Group Inc.	2,814	97
	Meridian Bancorp Inc.	4,678	94
*	Veritex Holdings Inc.	3,196	89
	Pzena Investment Management Inc. Class A	7,997	87
*	TriState Capital Holdings Inc.	3,782	85
*	Industrial Logistics Properties Trust	4,075	82
*	Equity Bancshares Inc. Class A	2,213	82
	Guaranty Bancorp	2,846	78
	Hingham Institution for Savings	388	78
*	HarborOne Bancorp Inc.	3,934	76
	First of Long Island Corp.	2,756	75
	Virtus Investment Partners Inc.	593	73
	Silvercrest Asset Management Group Inc. Class A	4,557	69
	National Storage Affiliates Trust	2,772	68
*	Trinity Place Holdings Inc.	11,209	67
*	Atlas Financial Holdings Inc.	3,427	60
*	Republic First Bancorp Inc.	6,933	59
*	Franklin Financial Network Inc.	1,878	58
	Meta Financial Group Inc.	528	57
	Greene County Bancorp Inc.	1,512	55
	Investment Technology Group Inc.	2,770	55
*	Green Bancorp Inc.	2,482	54
	Crawford & Co. Class B	5,992	54
	West Bancorporation Inc.	2,062	50
	Guaranty Bancshares Inc.	1,357	48
	First Connecticut Bancorp Inc.	1,906	48
	Community Healthcare Trust Inc.	2,020	48
	CoBiz Financial Inc.	2,450	46
*	Maui Land & Pineapple Co. Inc.	3,987	44
	MedEquities Realty Trust Inc.	4,494	43
	Central Pacific Financial Corp.	1,525	42
	Investar Holding Corp.	1,712	42
*	Redfin Corp.	1,956	40
	Bryn Mawr Bank Corp.	915	40

62

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Tompkins Financial Corp.	518	40
*	Atlantic Capital Bancshares Inc.	2,244	39
	Piper Jaffray Cos.	460	38
	Northfield Bancorp Inc.	2,470	38
*	BSB Bancorp Inc.	1,304	38
*	Americold Realty Trust	1,811	33
	City Office REIT Inc.	3,188	32
	Heritage Commerce Corp.	1,944	31
	People's Utah Bancorp	1,001	30
	Maiden Holdings Ltd.	5,033	30
	Charter Financial Corp.	1,511	30
*	Capstar Financial Holdings Inc.	1,458	28
	Safety Income & Growth Inc.	1,476	26
	Stewart Information Services Corp.	633	25
	Heritage Insurance Holdings Inc.	1,518	25
	Ladenburg Thalmann Financial Services Inc.	7,361	25
	Waterstone Financial Inc.	1,283	22
	Bankwell Financial Group Inc.	686	21
*	Newmark Group Inc. Class A	1,458	21
	Access National Corp.	723	20
	Bear State Financial Inc.	1,907	20
*	Howard Bancorp Inc.	1,034	19
	Old Line Bancshares Inc.	586	19
	Midland States Bancorp Inc.	556	17
*	MoneyGram International Inc.	1,560	17
	GAMCO Investors Inc. Class A	604	16
	PICO Holdings Inc.	1,238	15
*	Regional Management Corp.	503	15
	Value Line Inc.	747	14
	Western New England Bancorp Inc.	1,357	14
*	Ocwen Financial Corp.	3,637	13
	NexPoint Residential Trust Inc.	538	13
*	Cowen Inc. Class A	770	11
	Luther Burbank Corp.	841	11
	Clipper Realty Inc.	1,132	10
	Merchants Bancorp	482	10
	First Financial Northwest Inc.	604	10
*	Metropolitan Bank Holding Corp.	208	9
	RBB Bancorp	321	8
*	Byline Bancorp Inc.	324	7
	Medley Management Inc. Class A	1,179	7
	Southern Missouri Bancorp Inc.	211	7
*,^	CPI Card Group Inc.	2,336	6
	MidSouth Bancorp Inc.	444	6
	CBTX Inc.	196	5
	Oconee Federal Financial Corp.	175	5
*	Elevate Credit Inc.	650	5
	Global Medical REIT Inc.	703	5
*	Provident Bancorp Inc.	179	4
			68,854
Health Care (24.5%)
*	Nektar Therapeutics Class A	90,697	7,851
*	Sage Therapeutics Inc.	25,150	4,058
*	Catalent Inc.	82,050	3,426
*	Encompass Health Corp.	60,401	3,217
*	Exact Sciences Corp.	72,077	3,215
*	Insulet Corp.	35,619	2,675
	Cantel Medical Corp.	22,290	2,593
*	PRA Health Sciences Inc.	30,315	2,546
	Chemed Corp.	9,622	2,498
*	Masimo Corp.	27,500	2,407
*	Bluebird Bio Inc.	11,775	2,367
*	FibroGen Inc.	42,755	2,356
*	Medidata Solutions Inc.	34,566	2,270

63

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Blueprint Medicines Corp.	26,061	2,256
*	Avexis Inc.	16,854	2,085
*	Globus Medical Inc.	43,246	2,060
*	Integra LifeSciences Holdings Corp.	38,874	2,050
*	Molina Healthcare Inc.	26,983	1,951
*	Penumbra Inc.	17,969	1,944
*	Ligand Pharmaceuticals Inc.	12,517	1,901
*	Haemonetics Corp.	26,409	1,872
*	Array BioPharma Inc.	106,832	1,850
*	Sarepta Therapeutics Inc.	28,506	1,789
*	Neogen Corp.	30,232	1,762
*	HealthEquity Inc.	30,563	1,760
*	AMN Healthcare Services Inc.	28,955	1,611
*	Amicus Therapeutics Inc.	113,932	1,568
*	Clovis Oncology Inc.	26,819	1,557
*	Loxo Oncology Inc.	13,952	1,552
*	NuVasive Inc.	31,164	1,507
*	ICU Medical Inc.	6,515	1,507
*	Halozyme Therapeutics Inc.	72,826	1,432
*	Syneos Health Inc.	33,529	1,405
*	Nevro Corp.	16,916	1,372
*	Portola Pharmaceuticals Inc.	32,093	1,358
*	Merit Medical Systems Inc.	29,719	1,352
*	AnaptysBio Inc.	10,896	1,338
*	Global Blood Therapeutics Inc.	22,540	1,322
*,^	Teladoc Inc.	32,919	1,320
*	Wright Medical Group NV	63,818	1,299
*	Inogen Inc.	10,401	1,257
*	Sangamo Therapeutics Inc.	51,185	1,226
*	Medicines Co.	38,989	1,194
*	Select Medical Holdings Corp.	65,580	1,187
*	Ironwood Pharmaceuticals Inc. Class A	82,144	1,166
*	Ultragenyx Pharmaceutical Inc.	24,139	1,154
*	Supernus Pharmaceuticals Inc.	29,474	1,147
*	Puma Biotechnology Inc.	17,540	1,146
*	Prestige Brands Holdings Inc.	32,545	1,100
*	Magellan Health Inc.	10,748	1,084
*	Aerie Pharmaceuticals Inc.	20,214	1,034
*	Cambrex Corp.	19,894	1,034
*	Amedisys Inc.	17,393	1,030
*	Tenet Healthcare Corp.	49,569	1,021
*	Omnicell Inc.	22,886	999
*	Insmed Inc.	39,983	968
*	Spark Therapeutics Inc.	16,854	962
*	Arena Pharmaceuticals Inc.	24,091	934
*	NxStage Medical Inc.	39,786	926
	Abaxis Inc.	13,429	895
*	Radius Health Inc.	23,324	888
*	Corcept Therapeutics Inc.	55,541	844
*	Esperion Therapeutics Inc.	10,398	836
*	Varex Imaging Corp.	23,108	806
*	Acceleron Pharma Inc.	18,927	794
*	Repligen Corp.	22,872	784
*	Quidel Corp.	17,319	755
*	Pacira Pharmaceuticals Inc.	24,062	753
*	Cotiviti Holdings Inc.	22,407	751
*	Foundation Medicine Inc.	8,896	736
*	Novocure Ltd.	35,209	724
*	HMS Holdings Corp.	44,465	713
*	Innoviva Inc.	45,731	709
*	Xencor Inc.	23,153	709
*	Aimmune Therapeutics Inc.	21,521	699
*	ImmunoGen Inc.	61,240	680
*,^	Theravance Biopharma Inc.	25,532	673

64

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Zogenix Inc.	15,693	665
*	MyoKardia Inc.	10,924	636
*	BioTelemetry Inc.	19,432	628
*	Prothena Corp. plc	18,115	610
*	Intersect ENT Inc.	16,267	599
*	LHC Group Inc.	9,010	580
*	Natus Medical Inc.	18,621	580
	US Physical Therapy Inc.	7,389	573
*	Tivity Health Inc.	14,835	572
*	OraSure Technologies Inc.	32,536	562
*	Assembly Biosciences Inc.	9,881	561
*	Editas Medicine Inc.	15,149	555
*	Glaukos Corp.	17,419	545
*	iRhythm Technologies Inc.	8,725	542
*	CytomX Therapeutics Inc.	17,668	525
*	K2M Group Holdings Inc.	25,130	520
*,^	Flexion Therapeutics Inc.	20,056	509
*	PTC Therapeutics Inc.	19,656	506
*,^	TherapeuticsMD Inc.	101,159	506
*	Vanda Pharmaceuticals Inc.	26,756	504
	Atrion Corp.	856	504
*	Dermira Inc.	19,135	492
*	Emergent BioSolutions Inc.	9,857	490
*	Cardiovascular Systems Inc.	20,487	487
*	AxoGen Inc.	16,602	485
*	Heron Therapeutics Inc.	23,711	483
	Ensign Group Inc.	17,222	460
*	MiMedx Group Inc.	63,175	448
*,^	TG Therapeutics Inc.	31,580	442
	Phibro Animal Health Corp. Class A	11,449	440
*	Revance Therapeutics Inc.	14,051	435
*	Amphastar Pharmaceuticals Inc.	22,109	406
*	Immunomedics Inc.	23,907	404
*,^	Accelerate Diagnostics Inc.	14,906	392
*	Epizyme Inc.	22,136	392
*	STAAR Surgical Co.	24,861	390
*	Akebia Therapeutics Inc.	27,147	388
*	Genomic Health Inc.	12,069	386
*	Anika Therapeutics Inc.	7,348	382
*	R1 RCM Inc.	56,166	368
*,^	WaVe Life Sciences Ltd.	7,195	367
*	Cutera Inc.	8,029	362
*	Providence Service Corp.	5,646	359
*	AtriCure Inc.	19,772	349
*	Rigel Pharmaceuticals Inc.	90,929	342
*,^	La Jolla Pharmaceutical Co.	10,769	334
*	Madrigal Pharmaceuticals Inc.	2,544	321
	LeMaitre Vascular Inc.	9,093	316
*	Audentes Therapeutics Inc.	9,269	312
*	ANI Pharmaceuticals Inc.	4,862	312
	Meridian Bioscience Inc.	22,071	308
*,^	ZIOPHARM Oncology Inc.	79,657	297
*	NeoGenomics Inc.	34,315	288
*	Progenics Pharmaceuticals Inc.	42,804	286
*	Aclaris Therapeutics Inc.	14,308	285
*	CorVel Corp.	5,748	281
*	Omeros Corp.	27,831	281
*	Kura Oncology Inc.	12,358	279
*	Eagle Pharmaceuticals Inc.	4,948	278
*	Accuray Inc.	49,911	277
*,^	Synergy Pharmaceuticals Inc.	152,785	277
*	Heska Corp.	4,063	276
*	Cerus Corp.	61,581	264
*	Lantheus Holdings Inc.	16,990	260

65

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Tactile Systems Technology Inc.	8,014	259
*	Quality Systems Inc.	20,620	259
*	CryoLife Inc.	13,511	256
*	BioCryst Pharmaceuticals Inc.	51,154	254
*,^	Keryx Biopharmaceuticals Inc.	54,109	248
*	Depomed Inc.	35,375	243
*	Surmodics Inc.	7,968	240
*	Coherus Biosciences Inc.	23,219	230
*	Codexis Inc.	23,780	227
*	Lexicon Pharmaceuticals Inc.	26,055	225
*	RadNet Inc.	22,328	223
*,^	Corbus Pharmaceuticals Holdings Inc.	30,015	222
	Luminex Corp.	11,156	219
*,^	Achaogen Inc.	20,928	218
*,^	Geron Corp.	91,117	210
*	Agenus Inc.	38,446	207
*,^	Inovio Pharmaceuticals Inc.	49,920	205
*	Endologix Inc.	50,434	203
*,^	Cara Therapeutics Inc.	14,133	198
*	Cytokinetics Inc.	25,456	197
*	Momenta Pharmaceuticals Inc.	11,490	196
*	Biohaven Pharmaceutical Holding Co. Ltd.	5,735	194
*	Antares Pharma Inc.	88,083	194
*	Corium International Inc.	14,901	194
*	Tabula Rasa HealthCare Inc.	5,984	193
*	Jounce Therapeutics Inc.	8,950	189
*	Paratek Pharmaceuticals Inc.	14,398	189
*	Pieris Pharmaceuticals Inc.	22,115	188
*,^	MediciNova Inc.	17,871	187
*	Entellus Medical Inc.	7,519	180
*,^	Surgery Partners Inc.	11,361	180
*	Edge Therapeutics Inc.	11,957	180
*	Capital Senior Living Corp.	15,056	178
*	Natera Inc.	19,586	176
*	Invitae Corp.	26,122	172
*	Aduro Biotech Inc.	27,007	169
*	Oxford Immunotec Global plc	15,451	168
*	Reata Pharmaceuticals Inc. Class A	6,931	167
*	Fluidigm Corp.	23,638	160
*,^	Novavax Inc.	73,330	159
*,^	Rockwell Medical Inc.	27,183	158
*	Addus HomeCare Corp.	4,605	158
	Utah Medical Products Inc.	1,777	158
*,^	ViewRay Inc.	18,745	156
*	Pacific Biosciences of California Inc.	63,641	151
*	Enzo Biochem Inc.	23,860	151
	National Research Corp. Class A	5,309	150
*	MacroGenics Inc.	5,978	150
*	ChemoCentryx Inc.	14,976	146
*	Calithera Biosciences Inc.	18,768	145
*	Idera Pharmaceuticals Inc.	81,567	144
*	Catalyst Pharmaceuticals Inc.	44,127	141
*	BioSpecifics Technologies Corp.	3,468	140
*	Castlight Health Inc. Class B	39,176	139
*	REGENXBIO Inc.	4,757	135
*	Cross Country Healthcare Inc.	10,014	130
*	GenMark Diagnostics Inc.	31,239	129
*	Civitas Solutions Inc.	9,884	129
*	NewLink Genetics Corp.	17,687	127
*	Seres Therapeutics Inc.	12,710	121
*	Neos Therapeutics Inc.	14,341	119
*,^	Adamas Pharmaceuticals Inc.	4,815	118
*,^	Akcea Therapeutics Inc.	6,873	117
*	Almost Family Inc.	1,971	116

66

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Orthofix International NV	2,060	115
*	Strongbridge Biopharma plc	15,068	110
	Computer Programs & Systems Inc.	3,641	109
*	Durect Corp.	87,784	107
*	RTI Surgical Inc.	25,125	107
*,^	Insys Therapeutics Inc.	14,646	107
*	Tocagen Inc.	9,670	105
*,^	Pulse Biosciences Inc.	5,626	104
*	American Renal Associates Holdings Inc.	5,222	104
*	Concert Pharmaceuticals Inc.	4,706	103
*	Rhythm Pharmaceuticals Inc.	3,733	97
*	Deciphera Pharmaceuticals Inc.	3,743	94
*	Alder Biopharmaceuticals Inc.	6,683	93
*	Apellis Pharmaceuticals Inc.	4,897	90
*	Aratana Therapeutics Inc.	23,765	88
*	Acorda Therapeutics Inc.	3,710	88
*	Veracyte Inc.	14,239	86
*	Fortress Biotech Inc.	20,086	86
*	Conatus Pharmaceuticals Inc.	16,131	84
*	G1 Therapeutics Inc.	3,689	83
*	Bellicum Pharmaceuticals Inc.	11,839	82
*,^	Athersys Inc.	59,798	82
*	FONAR Corp.	3,255	80
*	Syros Pharmaceuticals Inc.	7,500	79
*,^	VBI Vaccines Inc.	21,122	78
*	Selecta Biosciences Inc.	8,313	76
*	Ocular Therapeutix Inc.	14,063	74
*	Minerva Neurosciences Inc.	13,753	72
*	PetIQ Inc.	3,276	72
*	Triple-S Management Corp. Class B	2,947	72
*,^	Dova Pharmaceuticals Inc.	2,362	71
*,^	Zynerba Pharmaceuticals Inc.	7,258	71
*	Calyxt Inc.	3,819	70
*	Teligent Inc.	24,677	69
*	Fate Therapeutics Inc.	5,981	67
*	Karyopharm Therapeutics Inc.	4,351	64
*	Organovo Holdings Inc.	63,424	64
*,^	Corindus Vascular Robotics Inc.	63,922	64
*	Syndax Pharmaceuticals Inc.	6,634	60
*,^	Anavex Life Sciences Corp.	23,799	56
*	Merrimack Pharmaceuticals Inc.	4,883	54
*,^	XBiotech Inc.	10,610	51
*	Protagonist Therapeutics Inc.	2,961	50
*	Clearside Biomedical Inc.	7,604	49
*	Athenex Inc.	3,082	49
*,^	Optinose Inc.	2,673	47
*	Kala Pharmaceuticals Inc.	3,297	46
*	Dynavax Technologies Corp.	2,833	46
*,^	Quotient Ltd.	9,935	46
*	Iovance Biotherapeutics Inc.	2,629	46
*	Ra Pharmaceuticals Inc.	7,101	45
*	Stemline Therapeutics Inc.	2,593	44
*,^	Asterias Biotherapeutics Inc. Class A	19,181	41
*	Curis Inc.	80,833	40
*,^	Matinas BioPharma Holdings Inc.	40,053	40
*,^	Advaxis Inc.	21,236	40
*	Mersana Therapeutics Inc.	2,268	39
*	Miragen Therapeutics Inc.	6,881	38
*	Viveve Medical Inc.	8,796	38
*	OrthoPediatrics Corp.	2,151	38
*,^	Genesis Healthcare Inc.	28,260	38
*	Sienna Biopharmaceuticals Inc.	2,210	35
*	Versartis Inc.	21,162	34
*	BioScrip Inc.	9,643	30

67

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	NanoString Technologies Inc.	4,693	30
*	Axovant Sciences Ltd.	20,130	29
*	Spero Therapeutics Inc.	2,733	29
*	scPharmaceuticals Inc.	1,733	28
*,^	Nymox Pharmaceutical Corp.	8,017	26
*	vTv Therapeutics Inc. Class A	4,373	25
*	Ovid therapeutics Inc.	3,377	22
*	Celcuity Inc.	1,273	22
*	Collegium Pharmaceutical Inc.	775	19
*	Allena Pharmaceuticals Inc.	2,440	17
*	Odonate Therapeutics Inc.	576	16
*	Aileron Therapeutics Inc.	1,765	14
*	Genocea Biosciences Inc.	13,719	14
*	Obalon Therapeutics Inc.	3,056	12
*	Restoration Robotics Inc.	2,126	12
*	Kindred Biosciences Inc.	1,248	11
*	ConforMIS Inc.	7,756	11
*	Quanterix Corp.	414	9
*	Denali Therapeutics Inc.	337	8
*	Immune Design Corp.	2,501	7
*	Oncocyte Corp.	2,053	7
*	Melinta Therapeutics Inc.	451	6
*	ARMO BioSciences Inc.	113	5
*	Solid Biosciences Inc.	155	5
*	Recro Pharma Inc.	485	4
*	Trevena Inc.	1,736	3
			164,122
Materials & Processing (8.1%)
	Louisiana-Pacific Corp.	83,709	2,386
*	Summit Materials Inc. Class A	67,873	2,147
	PolyOne Corp.	49,193	2,032
*	Ingevity Corp.	26,078	1,953
	Sensient Technologies Corp.	27,091	1,949
*	Trex Co. Inc.	18,049	1,866
	KapStone Paper and Packaging Corp.	53,133	1,854
*	RBC Bearings Inc.	14,280	1,721
*	Beacon Roofing Supply Inc.	30,492	1,613
	Cabot Microelectronics Corp.	15,214	1,550
	Trinseo SA	19,028	1,515
	Balchem Corp.	19,353	1,456
*	Builders FirstSource Inc.	67,715	1,299
*	JELD-WEN Holding Inc.	41,238	1,285
	HB Fuller Co.	23,112	1,165
	Compass Minerals International Inc.	18,899	1,140
	Quaker Chemical Corp.	7,948	1,133
	Worthington Industries Inc.	25,050	1,108
*	Ferro Corp.	51,170	1,094
	Universal Forest Products Inc.	32,610	1,074
*	Masonite International Corp.	17,332	1,058
	AAON Inc.	25,411	934
	Comfort Systems USA Inc.	22,553	926
	Mueller Industries Inc.	34,883	924
*	Patrick Industries Inc.	14,880	914
	Minerals Technologies Inc.	12,166	836
	Interface Inc. Class A	32,752	793
	US Silica Holdings Inc.	30,571	791
*	Installed Building Products Inc.	13,228	790
	Greif Inc. Class A	13,506	778
	A Schulman Inc.	17,439	765
	Apogee Enterprises Inc.	17,260	745
*	US Concrete Inc.	9,661	703
*	AdvanSix Inc.	15,796	653
	Neenah Inc.	8,400	644
*	Continental Building Products Inc.	23,207	631

68

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Mueller Water Products Inc. Class A	57,268	630
	Stepan Co.	7,754	621
	Advanced Drainage Systems Inc.	21,511	550
*	GMS Inc.	16,751	519
*	PGT Innovations Inc.	29,409	515
*	Koppers Holdings Inc.	12,694	513
	KMG Chemicals Inc.	8,024	481
	Chase Corp.	4,344	452
*	NCI Building Systems Inc.	24,381	397
	NN Inc.	16,480	394
	Global Brass & Copper Holdings Inc.	12,135	343
	Rayonier Advanced Materials Inc.	16,480	336
	Kronos Worldwide Inc.	13,765	295
*	Ply Gem Holdings Inc.	13,601	294
	Griffon Corp.	15,475	289
	Insteel Industries Inc.	9,855	278
	Myers Industries Inc.	14,009	265
	Simpson Manufacturing Co. Inc.	3,820	211
	Caesarstone Ltd.	8,863	192
	Boise Cascade Co.	4,618	186
	Culp Inc.	6,591	183
	Greif Inc. Class B	2,965	178
*	OMNOVA Solutions Inc.	17,543	177
*	Kraton Corp.	3,932	167
	Schweitzer-Mauduit International Inc.	3,654	143
*	Coeur Mining Inc.	18,161	139
*,^	Uranium Energy Corp.	80,809	105
	Omega Flex Inc.	1,816	101
*	PQ Group Holdings Inc.	6,010	81
*,^	Forterra Inc.	11,296	80
*	Lawson Products Inc.	3,048	71
*	Huttig Building Products Inc.	11,119	57
	Calgon Carbon Corp.	2,477	53
*	Landec Corp.	3,835	50
*	Klondex Mines Ltd.	32,242	43
	Hawkins Inc.	1,200	40
*	Shiloh Industries Inc.	5,359	39
*	Foundation Building Materials Inc.	2,817	39
*	BMC Stock Holdings Inc.	2,037	38
*	Century Aluminum Co.	1,764	34
	Quanex Building Products Corp.	1,913	32
*	Verso Corp.	1,425	25
	United States Lime & Minerals Inc.	128	9
	Valhi Inc.	1,000	6
			53,876
Other (0.0%)[2]
*,3	Dyax Corp. CVR Exp. 12/31/2019	73,258	146
*,^,3	Tobira Therapeutics CVR Exp. 12/31/2028	3,989	18
*	Cactus Inc.	639	16
*	Victory Capital Holdings Inc. Class A	1,125	15
*	Evolus Inc.	422	5
*	Cardlytics Inc.	277	5
*	Menlo Therapeutics Inc.	143	5
*	Quintana Energy Services Inc.	284	3
*,3	Omthera Pharmaceuticals Inc. CVR	2,001	1
*,3	NewStar Financial Inc. CVR Line	2,203	1
*,3	Clinical Data CVR	367	—
*,3	Chelsea Therapeutics International Ltd. CVR	27,975	—
			215
Producer Durables (15.7%)
	Knight-Swift Transportation Holdings Inc.	76,859	3,702
	Littelfuse Inc.	13,784	2,860
	Curtiss-Wright Corp.	20,238	2,732
	MAXIMUS Inc.	39,308	2,633

69

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	On Assignment Inc.	30,582	2,345
	Woodward Inc.	32,648	2,312
	John Bean Technologies Corp.	19,247	2,132
	Deluxe Corp.	29,725	2,110
*	MasTec Inc.	40,818	2,080
	EMCOR Group Inc.	27,189	2,075
	Brink's Co.	28,120	2,067
	Kennametal Inc.	49,247	2,029
*	Dycom Industries Inc.	18,486	2,019
	Healthcare Services Group Inc.	43,564	1,979
	EnerSys	26,760	1,865
	Hillenbrand Inc.	38,687	1,698
*	Generac Holdings Inc.	37,319	1,660
	Applied Industrial Technologies Inc.	23,483	1,653
*	Proto Labs Inc.	15,156	1,651
	MSA Safety Inc.	20,446	1,649
*	Advanced Energy Industries Inc.	24,248	1,608
	Tetra Tech Inc.	31,832	1,558
*	Itron Inc.	20,881	1,462
	Insperity Inc.	22,156	1,447
	Allegiant Travel Co. Class A	7,735	1,286
*	WageWorks Inc.	24,395	1,280
	Exponent Inc.	15,678	1,219
*	TriNet Group Inc.	25,332	1,195
*	ExlService Holdings Inc.	20,103	1,146
*	Aerojet Rocketdyne Holdings Inc.	42,232	1,140
	Herman Miller Inc.	31,068	1,115
*,^	Axon Enterprise Inc.	31,810	1,108
	Granite Construction Inc.	18,958	1,101
	Covanta Holding Corp.	71,549	1,070
	Franklin Electric Co. Inc.	26,797	1,049
	Hawaiian Holdings Inc.	28,780	1,036
*	Harsco Corp.	49,281	998
	Forward Air Corp.	18,131	979
	HNI Corp.	26,425	977
*	Herc Holdings Inc.	14,851	968
*	Air Transport Services Group Inc.	35,861	949
	EnPro Industries Inc.	13,004	942
*	TopBuild Corp.	12,919	900
	Albany International Corp.	13,751	875
	General Cable Corp.	28,296	836
	Brady Corp. Class A	22,157	829
*	SPX Corp.	26,122	816
	Badger Meter Inc.	17,129	815
*	Electronics For Imaging Inc.	28,262	774
	Altra Industrial Motion Corp.	17,602	764
*	Paylocity Holding Corp.	16,207	758
	Sun Hydraulics Corp.	14,497	753
	Raven Industries Inc.	22,026	748
	Watts Water Technologies Inc. Class A	9,879	746
	H&E Equipment Services Inc.	19,207	724
	US Ecology Inc.	13,325	705
*	OSI Systems Inc.	10,768	680
	Tennant Co.	10,277	662
	AZZ Inc.	15,828	647
	Kadant Inc.	6,615	631
*	Milacron Holdings Corp.	29,380	630
^	Schneider National Inc. Class B	23,673	612
	ABM Industries Inc.	17,383	611
	Douglas Dynamics Inc.	13,472	599
*	Advanced Disposal Services Inc.	26,742	598
	Primoris Services Corp.	23,981	597
	Knoll Inc.	27,700	589
	Standex International Corp.	6,067	583

70

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Steelcase Inc. Class A	41,850	571
	Lindsay Corp.	6,400	566
	Alamo Group Inc.	4,992	555
	Heartland Express Inc.	27,361	534
	Multi-Color Corp.	8,330	528
*	Astronics Corp.	13,043	503
*	Saia Inc.	6,785	493
*	Lydall Inc.	10,150	489
*	Atkore International Group Inc.	20,186	439
	Actuant Corp. Class A	18,434	418
	Kforce Inc.	14,266	395
	Astec Industries Inc.	6,521	384
*	Rush Enterprises Inc. Class A	8,957	381
	Hyster-Yale Materials Handling Inc.	5,258	374
	REV Group Inc.	13,804	373
	Argan Inc.	8,836	353
	Matson Inc.	12,091	345
*	Control4 Corp.	13,995	336
	Barrett Business Services Inc.	4,344	323
*	SPX FLOW Inc.	6,530	318
	Kimball International Inc. Class B	19,084	314
*	TTEC Holdings Inc.	8,573	306
	Quad/Graphics Inc.	10,772	284
	Mesa Laboratories Inc.	2,009	263
	Hackett Group Inc.	14,538	262
*,^	Plug Power Inc.	138,628	258
*,^	Energous Corp.	11,610	256
	Forrester Research Inc.	6,246	253
*	Evoqua Water Technologies Corp.	11,013	252
	Barnes Group Inc.	4,099	247
*	Kratos Defense & Security Solutions Inc.	20,349	245
*	InnerWorkings Inc.	26,563	245
*	Vicor Corp.	9,354	241
	CIRCOR International Inc.	4,974	234
*	DXP Enterprises Inc.	7,454	222
	Wabash National Corp.	9,926	217
	Federal Signal Corp.	8,757	187
	Spartan Motors Inc.	12,460	184
*	CSW Industrials Inc.	3,859	177
*	NV5 Global Inc.	3,764	163
*	Commercial Vehicle Group Inc.	15,610	158
*	FARO Technologies Inc.	2,610	155
	Systemax Inc.	5,378	154
*	GP Strategies Corp.	6,955	153
*,^	Energy Recovery Inc.	22,243	153
*	Moog Inc. Class A	1,805	151
	KBR Inc.	9,556	145
*	MYR Group Inc.	4,466	144
*	Hudson Technologies Inc.	22,762	139
*	Daseke Inc.	13,775	139
*	Team Inc.	8,356	137
*	HC2 Holdings Inc.	25,745	128
	Allied Motion Technologies Inc.	4,067	127
*	Casella Waste Systems Inc. Class A	4,716	120
*	SP Plus Corp.	3,236	116
*	ServiceSource International Inc.	31,117	114
*	Hill International Inc.	19,201	107
*	Willdan Group Inc.	4,743	99
*	Heritage-Crystal Clean Inc.	4,957	99
	RR Donnelley & Sons Co.	12,206	92
*	CAI International Inc.	4,482	91
	Kaman Corp.	1,411	86
*	Tutor Perini Corp.	3,552	86
*	Radiant Logistics Inc.	23,076	85

71

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Universal Logistics Holdings Inc.	3,733	82
^	EnviroStar Inc.	2,244	77
	ArcBest Corp.	2,145	71
	BG Staffing Inc.	4,277	70
*	Napco Security Technologies Inc.	6,929	70
*	StarTek Inc.	6,440	70
*	Ardmore Shipping Corp.	8,792	66
*	Sykes Enterprises Inc.	2,231	65
*	Navistar International Corp.	1,707	64
*	Rush Enterprises Inc. Class B	1,449	58
*	Blue Bird Corp.	2,432	56
*,^	ExOne Co.	6,442	54
*	Orion Group Holdings Inc.	8,297	52
*	Information Services Group Inc.	11,859	50
*	Sterling Construction Co. Inc.	3,897	47
	McGrath RentCorp	907	46
	Marlin Business Services Corp.	1,659	43
*	YRC Worldwide Inc.	4,431	39
*	TrueBlue Inc.	1,385	38
*	Vectrus Inc.	1,301	36
	Advanced Emissions Solutions Inc.	3,628	35
*,^	Aqua Metals Inc.	9,966	23
*	Mistras Group Inc.	1,081	21
*	Great Lakes Dredge & Dock Corp.	3,265	15
	Miller Industries Inc.	519	13
*	Willis Lease Finance Corp.	198	5
			105,098
Technology (20.3%)
*,^	GrubHub Inc.	52,577	5,227
	MKS Instruments Inc.	33,004	3,675
*	Aspen Technology Inc.	44,808	3,463
*	EPAM Systems Inc.	30,519	3,452
	Blackbaud Inc.	29,215	2,995
*,^	Paycom Software Inc.	30,138	2,981
	Entegris Inc.	87,051	2,890
*	Proofpoint Inc.	26,746	2,866
	Monolithic Power Systems Inc.	24,461	2,863
*	Zendesk Inc.	61,050	2,636
*	RingCentral Inc. Class A	39,847	2,496
*	Integrated Device Technology Inc.	82,121	2,492
*	Silicon Laboratories Inc.	25,722	2,405
*	Nutanix Inc.	65,651	2,393
*	HubSpot Inc.	20,891	2,320
*	Lumentum Holdings Inc.	37,873	2,310
*	Yelp Inc. Class A	48,981	2,134
*	Ciena Corp.	86,534	2,005
	Science Applications International Corp.	26,567	1,923
*	RealPage Inc.	35,858	1,874
*	Ellie Mae Inc.	20,755	1,840
*	Cirrus Logic Inc.	39,405	1,746
*	ACI Worldwide Inc.	71,221	1,684
	InterDigital Inc.	21,165	1,520
*	Rogers Corp.	11,022	1,514
*	Callidus Software Inc.	41,359	1,485
*	Qualys Inc.	19,646	1,455
*	Envestnet Inc.	26,311	1,450
*	New Relic Inc.	18,735	1,345
*	Semtech Corp.	39,599	1,332
*	Cornerstone OnDemand Inc.	32,388	1,328
*	Twilio Inc. Class A	38,132	1,303
	Pegasystems Inc.	22,389	1,299
*	Pure Storage Inc. Class A	59,505	1,289
*	CommVault Systems Inc.	24,363	1,268
	Ebix Inc.	14,689	1,233

72

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Mercury Systems Inc.	26,391	1,213
*	Box Inc.	49,538	1,192
	Power Integrations Inc.	17,507	1,176
	Progress Software Corp.	24,391	1,143
*	Cloudera Inc.	59,726	1,138
	Brooks Automation Inc.	42,121	1,125
*,^	iRobot Corp.	16,219	1,102
*	Novanta Inc.	19,619	1,096
	Plantronics Inc.	20,113	1,087
*	Five9 Inc.	32,508	987
*	Synaptics Inc.	21,008	976
*	GTT Communications Inc.	18,907	976
*	Imperva Inc.	20,816	971
*	MINDBODY Inc. Class A	26,264	936
*	Groupon Inc. Class A	207,999	890
*,^	Ubiquiti Networks Inc.	13,776	876
*	Q2 Holdings Inc.	19,115	871
	Methode Electronics Inc.	21,848	862
*	Coupa Software Inc.	19,312	861
*	MaxLinear Inc.	37,574	854
*	Bottomline Technologies de Inc.	21,378	812
	CSG Systems International Inc.	16,855	787
*	Extreme Networks Inc.	68,265	779
^	Diebold Nixdorf Inc.	46,095	724
*,^	Inphi Corp.	25,759	715
*	Acxiom Corp.	25,060	686
*	Varonis Systems Inc.	11,998	674
*	Fabrinet	22,149	668
	Xperi Corp.	29,807	657
*,^	3D Systems Corp.	66,694	634
*	Oclaro Inc.	87,936	630
*	SPS Commerce Inc.	10,344	621
*	ePlus Inc.	8,036	615
*	KEMET Corp.	33,898	609
*	Finisar Corp.	32,198	580
*	FormFactor Inc.	43,956	576
*	Virtusa Corp.	12,005	573
*	Hortonworks Inc.	30,572	550
*	Syntel Inc.	20,157	541
*,^	MACOM Technology Solutions Holdings Inc.	24,936	532
	NIC Inc.	39,192	529
*	PROS Holdings Inc.	16,388	514
*	Viavi Solutions Inc.	52,094	501
*	CalAmp Corp.	21,090	493
*	Alteryx Inc. Class A	14,428	493
*	LivePerson Inc.	33,954	491
*	CEVA Inc.	13,331	490
*	Vocera Communications Inc.	17,738	488
*	TrueCar Inc.	43,196	479
*	Inovalon Holdings Inc. Class A	39,261	471
*	Okta Inc.	11,972	462
*	MuleSoft Inc. Class A	14,786	457
*	Rudolph Technologies Inc.	17,059	453
*	Lattice Semiconductor Corp.	74,795	450
	SYNNEX Corp.	3,620	448
*	Alarm.com Holdings Inc.	12,362	447
*	Axcelis Technologies Inc.	18,268	447
*	Carbonite Inc.	15,478	436
*	Blackline Inc.	9,673	426
*	Web.com Group Inc.	23,421	422
*	Apptio Inc. Class A	14,344	415
*	II-VI Inc.	10,764	414
*	MicroStrategy Inc. Class A	3,238	414
*	Acacia Communications Inc.	10,555	408

73

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Ambarella Inc.	8,352	402
*	Ultra Clean Holdings Inc.	19,999	385
*	Workiva Inc.	15,702	357
*	Rapid7 Inc.	13,186	348
*	Loral Space & Communications Inc.	7,815	346
*	CommerceHub Inc.	17,672	337
*	Everbridge Inc.	10,492	335
*,^	Tucows Inc. Class A	5,628	325
*,^	Applied Optoelectronics Inc.	11,499	321
*	Nanometrics Inc.	12,007	317
	Monotype Imaging Holdings Inc.	12,370	298
*	Insight Enterprises Inc.	8,406	294
*	Ichor Holdings Ltd.	11,341	293
*	Xcerra Corp.	28,656	287
*	Stratasys Ltd.	15,102	275
*	Endurance International Group Holdings Inc.	35,196	257
*	Model N Inc.	14,620	250
*	USA Technologies Inc.	29,949	244
*	Verint Systems Inc.	6,235	243
*	Unisys Corp.	21,501	241
*	Appfolio Inc.	5,819	233
*	Benefitfocus Inc.	9,612	233
*	Rambus Inc.	17,212	219
*,^	Immersion Corp.	18,075	209
*	TTM Technologies Inc.	12,058	195
*	A10 Networks Inc.	30,712	193
	NVE Corp.	2,725	189
*	Diodes Inc.	6,218	187
*	Quantenna Communications Inc.	13,485	185
*,^	Yext Inc.	14,318	182
	QAD Inc. Class A	4,016	181
*	PDF Solutions Inc.	16,153	180
*	Tech Data Corp.	1,687	174
*	CommerceHub Inc. Class A	8,533	169
*	MobileIron Inc.	35,102	168
*	Internap Corp.	12,465	162
*	Digimarc Corp.	6,008	156
*	Brightcove Inc.	20,945	143
*,^	Impinj Inc.	11,185	142
*	Mitek Systems Inc.	18,522	142
*	Blucora Inc.	5,760	134
*	Zix Corp.	32,843	133
*	ChannelAdvisor Corp.	14,712	130
*	Evolent Health Inc. Class A	8,814	129
*	Presidio Inc.	8,499	124
*	ViaSat Inc.	1,777	124
*,^	VirnetX Holding Corp.	31,396	121
*	Upland Software Inc.	5,052	121
	American Software Inc. Class A	9,640	120
	Daktronics Inc.	12,519	112
*	Amber Road Inc.	12,156	111
*	Ooma Inc.	10,265	109
*	Kopin Corp.	34,681	106
	Reis Inc.	5,492	106
	Simulations Plus Inc.	6,782	105
*	SendGrid Inc.	3,762	98
*	Clearfield Inc.	7,239	98
*	Super Micro Computer Inc.	5,076	92
*	VeriFone Systems Inc.	5,525	92
*,^	Aerohive Networks Inc.	19,774	83
*	Limelight Networks Inc.	20,291	82
*	Iteris Inc.	14,668	82
*,^	Park City Group Inc.	7,716	80
*	SMART Global Holdings Inc.	2,231	77

74

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Pixelworks Inc.	17,467	77
*	Intevac Inc.	12,437	75
*	ForeScout Technologies Inc.	2,421	72
*	TechTarget Inc.	4,042	70
*	Avid Technology Inc.	14,045	67
	Cohu Inc.	2,877	58
*,^	MicroVision Inc.	48,968	54
*	Telenav Inc.	9,260	50
*,^	Akoustis Technologies Inc.	7,358	42
*	Casa Systems Inc.	1,802	41
*	CyberOptics Corp.	2,433	40
*	EMCORE Corp.	7,082	38
*	Aquantia Corp.	2,687	37
*	Amkor Technology Inc.	3,327	33
*	Bandwidth Inc. Class A	1,129	31
*	SailPoint Technologies Holding Inc.	1,447	30
*,^	Ominto Inc.	8,368	28
	Bel Fuse Inc. Class B	1,517	26
*,^	Veritone Inc.	1,644	23
*	Perficient Inc.	1,159	23
*	Tintri Inc.	4,371	21
*	Majesco	3,585	19
*	VASCO Data Security International Inc.	1,444	17
*	Meet Group Inc.	6,230	16
*	PCM Inc.	2,257	16
*	Altair Engineering Inc. Class A	481	13
*	Glu Mobile Inc.	3,337	12
*	Quantum Corp.	3,169	12
*	Alpha & Omega Semiconductor Ltd.	680	10
*	PlayAGS Inc.	404	8
*	Sparton Corp.	322	7
*	Cargurus Inc.	186	6
*	MongoDB Inc.	141	5
*	Radisys Corp.	3,272	3
*	Revolution Lighting Technologies Inc.	802	3
*	Global Eagle Entertainment Inc.	1,556	2
			136,285
Utilities (2.0%)
	j2 Global Inc.	28,397	2,102
*	Vonage Holdings Corp.	125,732	1,276
	Cogent Communications Holdings Inc.	25,404	1,089
*	8x8 Inc.	53,885	983
	Shenandoah Telecommunications Co.	28,517	935
	American States Water Co.	15,257	810
	Ormat Technologies Inc.	11,819	740
	California Water Service Group	18,179	690
*	Boingo Wireless Inc.	23,297	617
*	GCI Liberty Inc.	15,317	589
	MGE Energy Inc.	10,415	547
*	ORBCOMM Inc.	38,401	399
*,^	Gogo Inc.	34,607	314
	Middlesex Water Co.	8,361	296
	Consolidated Communications Holdings Inc.	21,874	253
*,^	Globalstar Inc.	229,038	218
	York Water Co.	7,123	200
	Southwest Gas Holdings Inc.	2,941	194
	Pattern Energy Group Inc. Class A	10,149	189
	New Jersey Resources Corp.	4,100	156
*	Atlantic Power Corp.	50,518	106
*	Pure Cycle Corp.	10,644	85
	IDT Corp. Class B	6,547	79
	Chesapeake Utilities Corp.	1,113	74
	Global Water Resources Inc.	6,445	55
	Spark Energy Inc. Class A	5,890	55

75

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
February 28, 2018

					Market
					Value
				Shares	($000)
	RGC Resources Inc.			1,647	41
					13,092
Total Common Stocks (Cost $545,666)					666,611
		Coupon
Temporary Cash Investments (2.2%)[1]
Money Market Fund (2.1%)
4,5	Vanguard Market Liquidity Fund	1.601%		144,753	14,474

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
6	United States Treasury Bill	1.602%	5/24/18	200	199
6	United States Treasury Bill	1.446%	5/31/18	210	209
					408
Total Temporary Cash Investments (Cost $14,883)					14,882
Total Investments (101.7%) (Cost $560,549)					681,493
Other Assets and Liabilities—Net (-1.7%)[5]					(11,211)
Net Assets (100%)					670,282

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,435,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 1.7%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Security value determined using significant unobservable inputs.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $12,212,000 of collateral received for securities on loan.
6 Securities with a value of $249,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

76

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© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA18512 042018

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (14.1%)
*	Amazon.com Inc.	16,767	25,359
	Home Depot Inc.	49,648	9,049
	Comcast Corp. Class A	195,799	7,090
	Walt Disney Co.	65,292	6,736
	Walmart Inc.	60,578	5,453
	McDonald's Corp.	33,603	5,301
*	Netflix Inc.	17,264	5,030
*	Booking Holdings Inc.	2,061	4,192
	NIKE Inc. Class B	54,251	3,636
	Costco Wholesale Corp.	18,198	3,474
	Starbucks Corp.	59,524	3,399
	Lowe's Cos. Inc.	34,716	3,110
	Time Warner Inc.	32,723	3,042
*	Charter Communications Inc. Class A	7,685	2,628
	TJX Cos. Inc.	27,021	2,234
	General Motors Co.	54,650	2,150
*,^	Tesla Inc.	5,640	1,935
	Marriott International Inc. Class A	12,936	1,827
*	eBay Inc.	41,399	1,774
	Target Corp.	23,387	1,764
	Ford Motor Co.	165,062	1,751
	Twenty-First Century Fox Inc. Class A	45,633	1,680
	Estee Lauder Cos. Inc. Class A	9,269	1,283
	Ross Stores Inc.	15,965	1,247
	Yum! Brands Inc.	14,347	1,168
	Carnival Corp.	17,271	1,156
	Las Vegas Sands Corp.	15,312	1,115
	Dollar General Corp.	11,649	1,102
	VF Corp.	13,794	1,029
*	Dollar Tree Inc.	9,738	1,000
	Aptiv plc	10,865	992
	Royal Caribbean Cruises Ltd.	7,265	920
*	O'Reilly Automotive Inc.	3,533	863
	Best Buy Co. Inc.	10,853	786
*	AutoZone Inc.	1,159	770
	CBS Corp. Class B	14,093	747
	Omnicom Group Inc.	9,785	746
	Hilton Worldwide Holdings Inc.	9,213	744
	MGM Resorts International	21,117	723
	Yum China Holdings Inc.	15,613	676
	Twenty-First Century Fox Inc.	17,175	626
*	Mohawk Industries Inc.	2,603	624
	Tapestry Inc.	12,016	612
	DR Horton Inc.	14,409	604
	Wynn Resorts Ltd.	3,385	567
	Genuine Parts Co.	6,031	554
	Expedia Inc.	5,189	546
*	Liberty Interactive Corp. QVC Group Class A	18,841	544
	Lear Corp.	2,886	538
	Newell Brands Inc.	20,636	530
*	LKQ Corp.	12,995	513
*	Ulta Beauty Inc.	2,466	501
	L Brands Inc.	10,118	499
	Viacom Inc. Class B	14,743	492
	Lennar Corp. Class A	8,682	491
	Nielsen Holdings plc	15,015	490
	Darden Restaurants Inc.	5,266	485
	Wyndham Worldwide Corp.	4,188	485
	Whirlpool Corp.	2,950	479
	PVH Corp.	3,320	479
*	Norwegian Cruise Line Holdings Ltd.	8,418	479

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* CarMax Inc.	7,710	477
Kohl's Corp.	7,147	472
Tiffany & Co.	4,552	460
Hasbro Inc.	4,790	458
BorgWarner Inc.	8,974	440
Aramark	10,315	430
Domino's Pizza Inc.	1,838	409
* Liberty Media Corp-Liberty SiriusXM C	9,555	399
* NVR Inc.	140	398
^ Sirius XM Holdings Inc.	63,299	398
* DISH Network Corp. Class A	9,314	388
* Michael Kors Holdings Ltd.	6,168	388
Fortune Brands Home & Security Inc.	6,360	386
Macy's Inc.	13,092	385
Interpublic Group of Cos. Inc.	16,263	381
Coty Inc. Class A	19,594	379
* Liberty Broadband Corp.	4,035	355
Vail Resorts Inc.	1,706	351
Advance Auto Parts Inc.	3,058	349
* Burlington Stores Inc.	2,833	347
* Chipotle Mexican Grill Inc. Class A	1,079	344
Tractor Supply Co.	5,276	343
* Lululemon Athletica Inc.	4,012	325
Harley-Davidson Inc.	7,077	321
PulteGroup Inc.	11,319	318
Scripps Networks Interactive Inc. Class A	3,498	314
Gap Inc.	9,895	313
KAR Auction Services Inc.	5,773	312
Hanesbrands Inc.	15,624	303
Goodyear Tire & Rubber Co.	10,437	302
Garmin Ltd.	5,061	300
Service Corp. International	7,849	294
Polaris Industries Inc.	2,554	291
* ServiceMaster Global Holdings Inc.	5,649	290
* WABCO Holdings Inc.	2,095	289
Gentex Corp.	11,949	271
Toll Brothers Inc.	6,122	268
Thor Industries Inc.	2,080	268
Nordstrom Inc.	5,034	258
* Live Nation Entertainment Inc.	5,585	250
Adient plc	3,973	247
Ralph Lauren Corp. Class A	2,296	243
Leggett & Platt Inc.	5,586	243
News Corp. Class A	14,734	238
Mattel Inc.	14,845	236
Foot Locker Inc.	5,135	236
Pool Corp.	1,706	236
* Liberty Media Corp-Liberty Formula One	6,945	229
H&R Block Inc.	8,968	227
Carter's Inc.	1,943	227
Dunkin' Brands Group Inc.	3,764	225
* Bright Horizons Family Solutions Inc.	2,358	225
* Skechers U.S.A. Inc. Class A	5,443	223
Brunswick Corp.	3,607	206
* Liberty Ventures Class A	3,765	202
Cinemark Holdings Inc.	4,548	194
* Grand Canyon Education Inc.	1,886	185
* Madison Square Garden Co. Class A	756	185
Delphi Technologies plc	3,824	183
Williams-Sonoma Inc.	3,502	181
* TripAdvisor Inc.	4,445	178
Six Flags Entertainment Corp.	2,729	175
* Cimpress NV	1,034	168
Dana Inc.	6,265	166

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Texas Roadhouse Inc. Class A	2,908	161
* 2U Inc.	1,936	160
* Five Below Inc.	2,365	158
* Visteon Corp.	1,274	158
Extended Stay America Inc.	7,864	158
* Discovery Communications Inc.	6,607	152
* Hyatt Hotels Corp. Class A	1,924	149
* Discovery Communications Inc. Class A	6,109	149
Tribune Media Co. Class A	3,516	147
Churchill Downs Inc.	566	146
* Under Armour Inc.	9,600	145
* Planet Fitness Inc. Class A	3,904	144
ILG Inc.	4,745	144
Cable One Inc.	207	141
* Avis Budget Group Inc.	3,115	141
Signet Jewelers Ltd.	2,697	136
Nexstar Media Group Inc. Class A	1,884	135
Marriott Vacations Worldwide Corp.	941	132
* Hilton Grand Vacations Inc.	3,060	132
* Stamps.com Inc.	690	132
* Wayfair Inc.	1,700	132
American Eagle Outfitters Inc.	6,825	132
* Lions Gate Entertainment Corp. Class B	4,873	131
Wendy's Co.	8,177	130
Bed Bath & Beyond Inc.	5,963	128
Aaron's Inc.	2,763	128
* Deckers Outdoor Corp.	1,343	127
John Wiley & Sons Inc. Class A	1,960	126
New York Times Co. Class A	5,207	126
* Etsy Inc.	4,925	125
Boyd Gaming Corp.	3,432	121
* Liberty Broadband Corp. Class A	1,376	120
International Game Technology plc	4,476	119
TEGNA Inc.	9,186	118
* AutoNation Inc.	2,348	118
Wolverine World Wide Inc.	3,996	117
Cracker Barrel Old Country Store Inc.	746	116
* Urban Outfitters Inc.	3,256	115
* Ollie's Bargain Outlet Holdings Inc.	1,893	112
* Adtalem Global Education Inc.	2,398	110
* Taylor Morrison Home Corp. Class A	4,906	110
* Helen of Troy Ltd.	1,215	109
* Michaels Cos. Inc.	4,748	109
LCI Industries	998	109
Tenneco Inc.	2,057	108
Children's Place Inc.	759	108
Tupperware Brands Corp.	2,195	108
Regal Entertainment Group Class A	4,595	106
Dick's Sporting Goods Inc.	3,286	105
News Corp. Class B	6,403	105
Red Rock Resorts Inc. Class A	3,133	105
* AMC Networks Inc. Class A	1,995	105
Jack in the Box Inc.	1,148	103
Choice Hotels International Inc.	1,303	103
* Shutterfly Inc.	1,334	102
* Steven Madden Ltd.	2,320	102
* Tempur Sealy International Inc.	2,038	101
Sinclair Broadcast Group Inc. Class A	2,957	100
Graham Holdings Co. Class B	171	99
* Under Armour Inc. Class A	5,938	98
Bloomin' Brands Inc.	4,258	98
* Scientific Games Corp.	2,193	97
KB Home	3,462	96
Lithia Motors Inc. Class A	924	96

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* Murphy USA Inc.	1,272	96
Big Lots Inc.	1,684	95
* SiteOne Landscape Supply Inc.	1,349	93
Columbia Sportswear Co.	1,226	93
Meredith Corp.	1,604	92
* TRI Pointe Group Inc.	5,970	92
* Penn National Gaming Inc.	3,425	91
* Chegg Inc.	4,433	88
Cheesecake Factory Inc.	1,857	86
* Sally Beauty Holdings Inc.	5,110	86
* Dorman Products Inc.	1,201	83
* Cooper-Standard Holdings Inc.	662	81
* Meritor Inc.	3,256	80
* Cars.com Inc.	2,857	78
* Dave & Buster's Entertainment Inc.	1,742	78
* Weight Watchers International Inc.	1,148	78
* Central Garden & Pet Co. Class A	2,117	77
* Sotheby's	1,652	76
PriceSmart Inc.	953	75
Lennar Corp. Class B	1,640	74
* Liberty Expedia Holdings Inc. Class A	1,885	74
* Liberty Media Corp-Liberty SiriusXM A	1,731	73
Travelport Worldwide Ltd.	5,066	72
* Meritage Homes Corp.	1,675	71
Brinker International Inc.	2,058	71
Monro Inc.	1,388	71
Penske Automotive Group Inc.	1,525	70
Cooper Tire & Rubber Co.	2,216	69
* RH	817	69
Matthews International Corp. Class A	1,353	69
* American Woodmark Corp.	539	69
GameStop Corp. Class A	4,349	68
* Caesars Entertainment Corp.	5,368	68
AMERCO	196	67
* G-III Apparel Group Ltd.	1,815	67
* La Quinta Holdings Inc.	3,547	67
* MSG Networks Inc.	2,740	67
La-Z-Boy Inc.	2,160	66
Papa John's International Inc.	1,140	66
* Liberty Media Corp-Liberty Formula One Class A	2,009	63
Group 1 Automotive Inc.	919	63
* Sleep Number Corp.	1,783	61
Camping World Holdings Inc. Class A	1,468	61
Abercrombie & Fitch Co.	2,970	61
* Cavco Industries Inc.	385	61
* Eldorado Resorts Inc.	1,788	61
Dine Brands Global Inc.	797	61
Callaway Golf Co.	3,897	60
Wingstop Inc.	1,324	60
* Fox Factory Holding Corp.	1,593	60
Office Depot Inc.	22,331	59
* JC Penney Co. Inc.	13,469	58
Oxford Industries Inc.	720	58
* Pinnacle Entertainment Inc.	1,902	57
MDC Holdings Inc.	2,056	57
Entercom Communications Corp. Class A	5,652	56
World Wrestling Entertainment Inc. Class A	1,450	55
* Asbury Automotive Group Inc.	839	55
* IMAX Corp.	2,580	54
* American Axle & Manufacturing Holdings Inc.	3,683	54
Winnebago Industries Inc.	1,245	54
Dillard's Inc. Class A	650	53
* Trade Desk Inc. Class A	942	53
DSW Inc. Class A	2,668	52

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Chico's FAS Inc.	5,117	51
Gannett Co. Inc.	4,930	50
Caleres Inc.	1,718	48
Sonic Corp.	1,904	48
* Gray Television Inc.	3,455	48
Tailored Brands Inc.	2,017	47
* Floor & Decor Holdings Inc. Class A	1,044	47
* LGI Homes Inc.	813	46
* Quotient Technology Inc.	3,477	46
* Instructure Inc.	1,051	46
Standard Motor Products Inc.	970	45
* Career Education Corp.	3,397	45
* Overstock.com Inc.	742	45
* SeaWorld Entertainment Inc.	3,059	45
* Lions Gate Entertainment Corp. Class A	1,566	44
* Vista Outdoor Inc.	2,563	44
Strayer Education Inc.	487	44
Guess? Inc.	2,718	43
* Gentherm Inc.	1,393	43
* Pandora Media Inc.	9,704	43
* Hertz Global Holdings Inc.	2,320	42
International Speedway Corp. Class A	920	41
Capella Education Co.	532	41
* Liberty Media Corp-Liberty Braves	1,795	41
* Crocs Inc.	3,320	41
* Belmond Ltd. Class A	3,476	40
* Shake Shack Inc. Class A	1,008	39
Scholastic Corp.	1,056	38
Viad Corp.	736	38
* Universal Electronics Inc.	748	37
* Red Robin Gourmet Burgers Inc.	687	37
* M/I Homes Inc.	1,266	37
AMC Entertainment Holdings Inc. Class A	2,432	37
* Shutterstock Inc.	722	36
New Media Investment Group Inc.	2,079	36
* Denny's Corp.	2,355	35
EW Scripps Co. Class A	2,525	35
* Genesco Inc.	880	35
* Fitbit Inc. Class A	7,222	35
Inter Parfums Inc.	790	34
Sturm Ruger & Co. Inc.	771	33
Nutrisystem Inc.	1,079	33
* William Lyon Homes Class A	1,311	33
* National Vision Holdings Inc.	957	33
BJ's Restaurants Inc.	760	33
Buckle Inc.	1,543	33
* Liberty TripAdvisor Holdings Inc. Class A	3,104	32
Ethan Allen Interiors Inc.	1,344	32
Ruth's Hospitality Group Inc.	1,298	32
* Lumber Liquidators Holdings Inc.	1,340	31
* HealthStream Inc.	1,270	31
* Houghton Mifflin Harcourt Co.	4,445	30
Marcus Corp.	1,074	29
* Laureate Education Inc. Class A	2,117	28
* Fossil Group Inc.	2,115	28
* Express Inc.	3,852	28
* K12 Inc.	1,749	26
* Carrols Restaurant Group Inc.	2,006	26
* Stoneridge Inc.	1,183	26
National CineMedia Inc.	3,417	26
* Malibu Boats Inc. Class A	796	26
National Presto Industries Inc.	273	25
* Regis Corp.	1,530	25
* QuinStreet Inc.	1,860	24

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Hooker Furniture Corp.	649	24
*	Hibbett Sports Inc.	915	24
*,^	GoPro Inc. Class A	4,335	23
*	Conn's Inc.	712	23
*	Central European Media Enterprises Ltd. Class A	5,175	23
	Tower International Inc.	877	23
*	American Outdoor Brands Corp.	2,515	23
	Acushnet Holdings Corp.	1,068	23
*	Beazer Homes USA Inc.	1,425	22
*	Century Communities Inc.	749	22
	Haverty Furniture Cos. Inc.	1,083	22
*	MarineMax Inc.	1,052	22
	Finish Line Inc. Class A	2,013	21
*	American Public Education Inc.	693	21
*	Fiesta Restaurant Group Inc.	1,232	21
*	MDC Partners Inc. Class A	2,668	21
*	tronc Inc.	1,092	21
*	Monarch Casino & Resort Inc.	486	21
	Entravision Communications Corp. Class A	3,094	20
	Superior Industries International Inc.	1,377	20
	Viacom Inc. Class A	492	19
*	ZAGG Inc.	1,275	19
*	Chuy's Holdings Inc.	709	19
*	Del Taco Restaurants Inc.	1,417	18
*	Ascena Retail Group Inc.	7,864	18
*	MCBC Holdings Inc.	727	18
*	Zumiez Inc.	877	17
*,^	elf Beauty Inc.	926	17
*	Motorcar Parts of America Inc.	823	17
*	Care.com Inc.	924	17
	Carriage Services Inc. Class A	605	16
*,^	Eros International plc	1,238	16
*	Nautilus Inc.	1,379	16
*	Party City Holdco Inc.	1,124	16
*	America's Car-Mart Inc.	329	16
	Bassett Furniture Industries Inc.	497	16
	Rent-A-Center Inc.	2,116	16
	Winmark Corp.	122	15
*	Barnes & Noble Education Inc.	2,104	15
*	Perry Ellis International Inc.	548	15
*	Golden Entertainment Inc.	519	14
	Barnes & Noble Inc.	3,208	14
	Sonic Automotive Inc. Class A	722	14
*	Franklin Covey Co.	540	14
*	Revlon Inc. Class A	702	14
*	Reading International Inc. Class A	835	14
*	1-800-Flowers.com Inc. Class A	1,174	14
	Citi Trends Inc.	617	14
	Movado Group Inc.	438	14
*	Daily Journal Corp.	59	13
	Flexsteel Industries Inc.	338	13
	Shoe Carnival Inc.	560	13
	Johnson Outdoors Inc. Class A	212	13
*	El Pollo Loco Holdings Inc.	1,330	13
	Cato Corp. Class A	1,134	13
*	Zoe's Kitchen Inc.	860	13
*	Hovnanian Enterprises Inc. Class A	5,863	13
	Emerald Expositions Events Inc.	594	13
*	Rosetta Stone Inc.	913	13
*	XO Group Inc.	629	12
*	Lands' End Inc.	666	12
	RCI Hospitality Holdings Inc.	442	12
*	Drive Shack Inc.	2,271	11
	Pier 1 Imports Inc.	3,612	11

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Speedway Motorsports Inc.	556	11
*	Habit Restaurants Inc. Class A	1,257	11
*	Carvana Co.	541	11
	Clear Channel Outdoor Holdings Inc. Class A	2,248	11
*	Vera Bradley Inc.	1,033	10
	Weyco Group Inc.	338	10
*	At Home Group Inc.	339	10
*	Horizon Global Corp.	1,167	10
	Tile Shop Holdings Inc.	1,724	9
*	Del Frisco's Restaurant Group Inc.	557	9
	Nathan's Famous Inc.	141	9
*	Francesca's Holdings Corp.	1,745	9
*	Century Casinos Inc.	1,006	8
	Tilly's Inc. Class A	561	7
*,^	Duluth Holdings Inc.	427	7
*	Boot Barn Holdings Inc.	379	7
*	Bridgepoint Education Inc. Class A	968	6
*	Delta Apparel Inc.	340	6
*	Clarus Corp.	887	6
*	Build-A-Bear Workshop Inc.	646	6
*	Sportsman's Warehouse Holdings Inc.	1,178	6
	Libbey Inc.	886	6
	Fred's Inc. Class A	1,664	6
*	Bojangles' Inc.	394	5
*	VOXX International Corp. Class A	941	5
	Superior Uniform Group Inc.	197	5
	Marine Products Corp.	339	5
*	FTD Cos. Inc.	794	5
*	Vitamin Shoppe Inc.	1,121	4
*	Eastman Kodak Co.	773	4
*	Iconix Brand Group Inc.	2,429	3
*	Roku Inc.	82	3
*	Sequential Brands Group Inc.	1,577	3
*	Funko Inc. Class A	350	3
	Liberty Tax Inc.	321	3
*	Cogint Inc.	942	2
			165,914
Consumer Staples (5.8%)
	Procter & Gamble Co.	107,976	8,478
	Coca-Cola Co.	162,809	7,037
	Philip Morris International Inc.	65,407	6,773
	PepsiCo Inc.	60,319	6,619
	Altria Group Inc.	80,290	5,054
	CVS Health Corp.	42,308	2,866
	Mondelez International Inc. Class A	61,718	2,709
	Walgreens Boots Alliance Inc.	37,069	2,554
	Colgate-Palmolive Co.	36,118	2,491
	Kraft Heinz Co.	25,169	1,688
	Kimberly-Clark Corp.	14,963	1,660
	Constellation Brands Inc. Class A	6,735	1,451
	Sysco Corp.	20,411	1,218
	General Mills Inc.	24,056	1,216
*	Monster Beverage Corp.	17,490	1,108
	Kroger Co.	37,826	1,026
	Archer-Daniels-Midland Co.	23,336	969
	Dr Pepper Snapple Group Inc.	7,658	890
	Tyson Foods Inc. Class A	11,834	880
	Clorox Co.	5,433	701
	Kellogg Co.	10,335	684
	Conagra Brands Inc.	16,420	593
	JM Smucker Co.	4,612	582
	Hershey Co.	5,854	575
	Molson Coors Brewing Co. Class B	7,211	550
	McCormick & Co. Inc.	5,070	541

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Brown-Forman Corp. Class B	7,645	534
Church & Dwight Co. Inc.	10,475	515
Bunge Ltd.	5,929	447
Ingredion Inc.	3,010	393
Hormel Foods Corp.	11,348	368
Lamb Weston Holdings Inc.	6,079	329
Campbell Soup Co.	7,408	319
* US Foods Holding Corp.	8,843	295
Pinnacle Foods Inc.	5,066	273
* Herbalife Ltd.	2,687	247
* Post Holdings Inc.	2,781	211
Snyder's-Lance Inc.	3,613	180
Casey's General Stores Inc.	1,578	177
* Blue Buffalo Pet Products Inc.	3,982	160
Nu Skin Enterprises Inc. Class A	2,240	158
* Hain Celestial Group Inc.	4,451	155
Flowers Foods Inc.	7,358	153
Energizer Holdings Inc.	2,583	141
Brown-Forman Corp. Class A	2,064	140
* Sprouts Farmers Market Inc.	5,337	137
* Edgewell Personal Care Co.	2,479	124
* Performance Food Group Co.	3,644	112
Sanderson Farms Inc.	889	109
Spectrum Brands Holdings Inc.	1,054	104
Lancaster Colony Corp.	817	97
* United Natural Foods Inc.	2,158	92
* Rite Aid Corp.	44,978	89
* TreeHouse Foods Inc.	2,174	83
Vector Group Ltd.	4,112	82
J&J Snack Foods Corp.	588	79
B&G Foods Inc.	2,772	77
WD-40 Co.	603	75
Fresh Del Monte Produce Inc.	1,310	61
* Pilgrim's Pride Corp.	2,400	60
Calavo Growers Inc.	700	60
* Boston Beer Co. Inc. Class A	339	55
National Beverage Corp.	541	53
Universal Corp.	1,061	52
* Cal-Maine Foods Inc.	1,190	51
MGP Ingredients Inc.	602	51
* Hostess Brands Inc. Class A	3,643	45
Seaboard Corp.	11	45
PetMed Express Inc.	948	43
* Diplomat Pharmacy Inc.	1,996	42
Core-Mark Holding Co. Inc.	2,007	41
Andersons Inc.	1,114	39
Coca-Cola Bottling Co. Consolidated	198	37
* USANA Health Sciences Inc.	453	35
Dean Foods Co.	3,990	35
Medifast Inc.	521	33
John B Sanfilippo & Son Inc.	461	27
Tootsie Roll Industries Inc.	789	26
SpartanNash Co.	1,564	26
Ingles Markets Inc. Class A	792	26
SUPERVALU Inc.	1,733	25
* Chefs' Warehouse Inc.	1,051	24
* Freshpet Inc.	1,175	23
Weis Markets Inc.	553	21
* Cadiz Inc.	1,174	16
* Primo Water Corp.	1,149	14
* Craft Brew Alliance Inc.	706	13
* GNC Holdings Inc. Class A	2,838	12
* Farmer Brothers Co.	383	12
* Seneca Foods Corp. Class A	391	11

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Limoneira Co.	518	11
Village Super Market Inc. Class A	424	10
* Smart & Final Stores Inc.	1,163	8
Natural Health Trends Corp.	417	7
Orchids Paper Products Co.	675	7
Nature's Sunshine Products Inc.	472	5
* Castle Brands Inc.	4,435	5
Turning Point Brands Inc.	231	5
Alico Inc.	180	5
		68,545
Energy (5.2%)
Exxon Mobil Corp.	179,022	13,559
Chevron Corp.	79,553	8,904
Schlumberger Ltd.	57,705	3,788
ConocoPhillips	49,050	2,664
EOG Resources Inc.	24,488	2,484
Occidental Petroleum Corp.	31,438	2,062
Halliburton Co.	36,563	1,697
Valero Energy Corp.	18,564	1,679
Phillips 66	18,531	1,675
Anadarko Petroleum Corp.	23,185	1,322
Kinder Morgan Inc.	81,614	1,322
Marathon Petroleum Corp.	20,545	1,316
Pioneer Natural Resources Co.	7,166	1,220
Williams Cos. Inc.	35,041	973
* Concho Resources Inc.	6,236	940
ONEOK Inc.	15,906	896
Devon Energy Corp.	22,129	679
Noble Energy Inc.	20,161	601
Andeavor	6,605	592
National Oilwell Varco Inc.	15,805	555
Apache Corp.	16,023	547
Hess Corp.	11,880	540
Marathon Oil Corp.	35,685	518
* Diamondback Energy Inc.	4,127	514
EQT Corp.	9,860	496
Baker Hughes a GE Co.	17,806	470
Cabot Oil & Gas Corp.	19,435	470
* Cheniere Energy Inc.	8,612	452
Targa Resources Corp.	8,871	396
Cimarex Energy Co.	4,045	389
HollyFrontier Corp.	7,550	323
Helmerich & Payne Inc.	4,609	298
* Parsley Energy Inc. Class A	9,776	247
* WPX Energy Inc.	16,420	232
* Energen Corp.	4,177	229
* First Solar Inc.	3,486	219
* RSP Permian Inc.	5,408	207
Valvoline Inc.	8,564	196
* Newfield Exploration Co.	8,264	193
* Antero Resources Corp.	10,059	189
* Continental Resources Inc.	3,803	181
Murphy Oil Corp.	6,993	177
Patterson-UTI Energy Inc.	9,009	163
CNX Resources Corp.	9,942	160
* Transocean Ltd.	16,473	150
* PDC Energy Inc.	2,700	142
Range Resources Corp.	9,784	130
PBF Energy Inc. Class A	4,412	129
Delek US Holdings Inc.	3,626	124
* Chesapeake Energy Corp.	40,288	114
* Matador Resources Co.	3,911	113
Peabody Energy Corp.	2,763	112
* Centennial Resource Development Inc. Class A	5,856	112

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Golar LNG Ltd.	4,062	110
*	Whiting Petroleum Corp.	4,026	110
*	Weatherford International plc	38,090	100
*	QEP Resources Inc.	10,564	91
*	Callon Petroleum Co.	8,422	89
	SM Energy Co.	4,828	89
	Nabors Industries Ltd.	13,679	88
*	McDermott International Inc.	12,119	88
*	Oasis Petroleum Inc.	10,824	85
*	SRC Energy Inc.	9,477	84
	Ensco plc Class A	18,768	83
*	Dril-Quip Inc.	1,770	80
	Oceaneering International Inc.	4,069	75
	Arch Coal Inc. Class A	758	73
*	Southwestern Energy Co.	20,268	72
	World Fuel Services Corp.	2,906	66
*	Rowan Cos. plc Class A	5,227	64
	SemGroup Corp. Class A	2,826	63
*	Gulfport Energy Corp.	6,420	62
*	Laredo Petroleum Inc.	6,889	58
*	Extraction Oil & Gas Inc.	4,530	55
*	Oil States International Inc.	2,210	54
*	C&J Energy Services Inc.	2,230	54
*	Superior Energy Services Inc.	5,790	50
	RPC Inc.	2,287	45
*	Kosmos Energy Ltd.	8,246	44
*	NOW Inc.	4,644	44
*	ProPetro Holding Corp.	2,701	44
*	Noble Corp. plc	10,987	43
*	Carrizo Oil & Gas Inc.	3,012	42
*	Unit Corp.	2,166	41
*	CONSOL Energy Inc.	1,242	39
*	Newpark Resources Inc.	4,535	37
*	SunCoke Energy Inc.	3,444	37
	Warrior Met Coal Inc.	1,178	37
*	Resolute Energy Corp.	1,073	35
*	Denbury Resources Inc.	15,693	34
*	Halcon Resources Corp.	5,612	34
*	Helix Energy Solutions Group Inc.	5,684	34
*	Forum Energy Technologies Inc.	2,906	33
	Archrock Inc.	3,395	32
*	Ring Energy Inc.	2,284	31
*	Keane Group Inc.	1,960	30
*	Diamond Offshore Drilling Inc.	2,094	30
*	WildHorse Resource Development Corp.	1,737	29
	TerraForm Power Inc. Class A	2,531	29
*	Stone Energy Corp.	956	29
*	California Resources Corp.	2,041	29
*	Bonanza Creek Energy Inc.	1,003	28
*	Ultra Petroleum Corp.	7,567	28
*	Fairmount Santrol Holdings Inc.	6,184	28
*	Exterran Corp.	1,046	27
*	Jagged Peak Energy Inc.	2,180	27
*	Sunrun Inc.	3,993	27
	Green Plains Inc.	1,454	27
*	Penn Virginia Corp.	712	27
*	Par Pacific Holdings Inc.	1,435	24
*	Tellurian Inc.	2,755	24
*	Select Energy Services Inc. Class A	1,632	23
*	REX American Resources Corp.	280	23
*	TETRA Technologies Inc.	6,171	22
*	SandRidge Energy Inc.	1,585	22
	CVR Energy Inc.	742	22
*,^	SunPower Corp. Class A	2,976	21

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* Renewable Energy Group Inc.	1,800	20
* W&T Offshore Inc.	4,671	18
* Flotek Industries Inc.	2,909	17
* Abraxas Petroleum Corp.	7,765	17
* Matrix Service Co.	1,151	16
* Bill Barrett Corp.	3,629	16
* Natural Gas Services Group Inc.	575	14
Panhandle Oil and Gas Inc. Class A	769	14
* Basic Energy Services Inc.	834	13
* Sanchez Energy Corp.	4,418	13
* SEACOR Marine Holdings Inc.	760	13
* Cloud Peak Energy Inc.	3,576	12
* RigNet Inc.	859	12
* Clean Energy Fuels Corp.	8,091	11
Evolution Petroleum Corp.	1,359	11
* TPI Composites Inc.	551	11
* Mammoth Energy Services Inc.	410	11
Frank's International NV	2,047	11
* Pioneer Energy Services Corp.	3,526	10
* Trecora Resources	867	10
* SilverBow Resources Inc.	323	9
* CARBO Ceramics Inc.	1,298	9
* Geospace Technologies Corp.	808	8
* Lilis Energy Inc.	2,212	8
* Pacific Ethanol Inc.	1,971	8
* Smart Sand Inc.	1,083	8
* Energy XXI Gulf Coast Inc.	1,505	8
* Midstates Petroleum Co. Inc.	561	8
* Key Energy Services Inc.	555	7
* NCS Multistage Holdings Inc.	493	7
* Eclipse Resources Corp.	4,453	7
* Solaris Oilfield Infrastructure Inc. Class A	421	7
* Ameresco Inc. Class A	746	6
* Gastar Exploration Inc.	8,766	6
* Approach Resources Inc.	2,034	6
Hallador Energy Co.	840	6
* Parker Drilling Co.	6,082	5
Gulf Island Fabrication Inc.	654	5
Adams Resources & Energy Inc.	102	4
* Isramco Inc.	38	4
* Vivint Solar Inc.	1,189	4
* Contango Oil & Gas Co.	1,111	3
* Nine Energy Service Inc.	70	2
		61,380
Financial Services (21.4%)
JPMorgan Chase & Co.	146,725	16,947
* Berkshire Hathaway Inc. Class B	81,547	16,897
Bank of America Corp.	409,319	13,139
Wells Fargo & Co.	186,756	10,908
Visa Inc. Class A	76,766	9,438
Citigroup Inc.	111,719	8,434
Mastercard Inc. Class A	39,735	6,984
Goldman Sachs Group Inc.	14,630	3,847
* PayPal Holdings Inc.	47,510	3,773
US Bancorp	66,019	3,589
PNC Financial Services Group Inc.	20,490	3,230
Morgan Stanley	53,428	2,993
American Express Co.	30,015	2,927
BlackRock Inc.	5,232	2,875
Chubb Ltd.	19,590	2,780
Charles Schwab Corp.	50,340	2,669
American Tower Corp.	17,952	2,501
Bank of New York Mellon Corp.	41,568	2,371
CME Group Inc.	14,247	2,367

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
American International Group Inc.	37,821	2,169
S&P Global Inc.	10,827	2,077
Simon Property Group Inc.	13,201	2,026
Capital One Financial Corp.	20,376	1,995
Prudential Financial Inc.	17,845	1,897
Crown Castle International Corp.	17,089	1,881
BB&T Corp.	33,603	1,826
Intercontinental Exchange Inc.	24,871	1,818
Marsh & McLennan Cos. Inc.	21,579	1,791
MetLife Inc.	38,412	1,774
State Street Corp.	15,895	1,687
Travelers Cos. Inc.	11,518	1,601
Aon plc	10,371	1,455
Aflac Inc.	16,273	1,446
Progressive Corp.	24,667	1,420
SunTrust Banks Inc.	20,243	1,414
Allstate Corp.	15,205	1,403
Fidelity National Information Services Inc.	13,986	1,359
Prologis Inc.	22,398	1,359
Equinix Inc.	3,301	1,294
* Fiserv Inc.	8,821	1,265
Public Storage	6,296	1,224
Synchrony Financial	33,165	1,207
Discover Financial Services	15,287	1,205
Moody's Corp.	7,064	1,179
M&T Bank Corp.	6,015	1,142
T. Rowe Price Group Inc.	10,005	1,120
Weyerhaeuser Co.	31,739	1,112
Fifth Third Bancorp	30,001	992
* Worldpay Inc. Class A	12,147	987
Ameriprise Financial Inc.	6,271	981
KeyCorp	45,431	960
Regions Financial Corp.	49,123	953
Northern Trust Corp.	8,872	939
Citizens Financial Group Inc.	20,795	904
AvalonBay Communities Inc.	5,717	892
Digital Realty Trust Inc.	8,640	870
Equity Residential	15,259	858
Willis Towers Watson plc	5,392	851
Welltower Inc.	15,543	816
* SBA Communications Corp. Class A	5,093	801
Hartford Financial Services Group Inc.	15,066	796
Boston Properties Inc.	6,548	778
* FleetCor Technologies Inc.	3,772	754
Ventas Inc.	15,046	727
Global Payments Inc.	6,396	725
Huntington Bancshares Inc.	45,598	716
Comerica Inc.	7,306	710
Principal Financial Group Inc.	11,265	702
Lincoln National Corp.	9,213	702
Total System Services Inc.	7,652	673
* Markel Corp.	579	644
Essex Property Trust Inc.	2,783	623
TD Ameritrade Holding Corp.	10,758	619
First Republic Bank	6,571	610
* E*TRADE Financial Corp.	11,431	597
Loews Corp.	11,939	589
Realty Income Corp.	11,914	586
* CBRE Group Inc. Class A	12,421	581
Host Hotels & Resorts Inc.	30,844	572
Equifax Inc.	5,024	568
GGP Inc.	26,035	551
Invesco Ltd.	16,884	549
* SVB Financial Group	2,197	547

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Franklin Resources Inc.	14,036	543
MSCI Inc. Class A	3,763	533
Ally Financial Inc.	18,947	529
Cboe Global Markets Inc.	4,700	526
Arthur J Gallagher & Co.	7,525	520
Raymond James Financial Inc.	5,398	500
Broadridge Financial Solutions Inc.	4,949	497
Alliance Data Systems Corp.	2,047	493
Alexandria Real Estate Equities Inc.	4,048	491
Unum Group	9,541	486
Vornado Realty Trust	7,287	484
Annaly Capital Management Inc.	48,175	483
Cincinnati Financial Corp.	6,477	483
* Square Inc.	10,143	467
* Arch Capital Group Ltd.	5,197	459
Zions Bancorporation	8,293	456
FNF Group	11,280	450
XL Group Ltd.	10,625	450
Affiliated Managers Group Inc.	2,336	442
Extra Space Storage Inc.	5,146	438
HCP Inc.	19,804	429
Reinsurance Group of America Inc. Class A	2,719	418
SEI Investments Co.	5,740	418
Torchmark Corp.	4,888	417
Everest Re Group Ltd.	1,713	412
Mid-America Apartment Communities Inc.	4,791	411
East West Bancorp Inc.	6,222	408
SL Green Realty Corp.	4,064	394
Nasdaq Inc.	4,855	392
* TransUnion	6,738	385
Voya Financial Inc.	7,507	383
Jack Henry & Associates Inc.	3,262	383
Western Union Co.	19,271	382
UDR Inc.	11,335	381
* Alleghany Corp.	625	379
Duke Realty Corp.	15,001	372
Iron Mountain Inc.	11,641	366
Regency Centers Corp.	6,281	365
Federal Realty Investment Trust	3,129	357
American Financial Group Inc.	3,013	340
Macerich Co.	5,751	339
* Signature Bank	2,271	332
FactSet Research Systems Inc.	1,633	332
Leucadia National Corp.	13,566	325
Jones Lang LaSalle Inc.	1,958	314
MarketAxess Holdings Inc.	1,550	314
* First Data Corp. Class A	19,887	311
Camden Property Trust	3,826	305
CIT Group Inc.	5,632	299
AGNC Investment Corp.	16,401	294
Equity LifeStyle Properties Inc.	3,457	292
People's United Financial Inc.	15,245	292
VEREIT Inc.	41,837	287
Kilroy Realty Corp.	4,139	282
WR Berkley Corp.	4,119	282
Gaming and Leisure Properties Inc.	8,457	281
Sun Communities Inc.	3,144	275
WP Carey Inc.	4,593	275
New York Community Bancorp Inc.	20,206	275
PacWest Bancorp	5,243	273
Invitation Homes Inc.	12,379	269
Lazard Ltd. Class A	4,885	264
First American Financial Corp.	4,530	263
Apartment Investment & Management Co.	6,777	262

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Kimco Realty Corp.	17,509	262
Brown & Brown Inc.	4,953	261
Synovus Financial Corp.	5,218	257
Eaton Vance Corp.	4,808	254
* WEX Inc.	1,644	246
Bank of the Ozarks	4,918	245
Cullen/Frost Bankers Inc.	2,324	242
Liberty Property Trust	6,154	242
Douglas Emmett Inc.	6,737	241
LPL Financial Holdings Inc.	3,719	239
* Western Alliance Bancorp	4,033	236
National Retail Properties Inc.	6,279	234
Lamar Advertising Co. Class A	3,479	231
Forest City Realty Trust Inc. Class A	10,604	226
Commerce Bancshares Inc.	3,902	225
Starwood Property Trust Inc.	10,981	222
New Residential Investment Corp.	13,770	222
DCT Industrial Trust Inc.	3,971	220
Prosperity Bancshares Inc.	2,922	219
Validus Holdings Ltd.	3,238	219
Healthcare Trust of America Inc. Class A	8,708	216
RenaissanceRe Holdings Ltd.	1,676	215
* Athene Holding Ltd. Class A	4,529	214
Omega Healthcare Investors Inc.	8,299	211
Sterling Bancorp	9,050	210
* Zillow Group Inc.	4,413	210
* MGIC Investment Corp.	15,209	210
Fair Isaac Corp.	1,232	209
American Campus Communities Inc.	5,713	208
Hudson Pacific Properties Inc.	6,528	206
CubeSmart	7,678	206
* SLM Corp.	18,781	205
Webster Financial Corp.	3,735	204
Pinnacle Financial Partners Inc.	3,151	203
Old Republic International Corp.	10,092	202
Umpqua Holdings Corp.	9,395	200
Brixmor Property Group Inc.	12,820	199
Interactive Brokers Group Inc.	2,861	199
* Howard Hughes Corp.	1,543	198
FNB Corp.	13,995	196
* Brighthouse Financial Inc.	3,605	196
Hanover Insurance Group Inc.	1,810	195
American Homes 4 Rent Class A	10,019	192
Primerica Inc.	1,959	191
Wintrust Financial Corp.	2,258	191
Dun & Bradstreet Corp.	1,526	191
Highwoods Properties Inc.	4,396	189
Assurant Inc.	2,204	188
CyrusOne Inc.	3,765	188
Hancock Holding Co.	3,594	186
Radian Group Inc.	8,959	184
Medical Properties Trust Inc.	14,891	183
Rayonier Inc.	5,365	182
Popular Inc.	4,276	180
Stifel Financial Corp.	2,810	179
BankUnited Inc.	4,449	179
* Euronet Worldwide Inc.	2,091	177
STORE Capital Corp.	7,319	174
Assured Guaranty Ltd.	4,982	172
Hospitality Properties Trust	6,754	172
Colony NorthStar Inc. Class A	22,057	172
Axis Capital Holdings Ltd.	3,394	167
IBERIABANK Corp.	2,067	167
Associated Banc-Corp	6,716	166

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
CNO Financial Group Inc.	7,351	166
* CoreLogic Inc.	3,598	164
Chemical Financial Corp.	2,895	160
Senior Housing Properties Trust	10,329	156
Evercore Inc. Class A	1,675	156
Home BancShares Inc.	6,748	155
Park Hotels & Resorts Inc.	5,969	155
Apple Hospitality REIT Inc.	8,943	152
EPR Properties	2,635	152
TCF Financial Corp.	6,789	151
* Essent Group Ltd.	3,356	151
Bank of Hawaii Corp.	1,840	151
* Equity Commonwealth	5,091	150
* Credit Acceptance Corp.	474	149
United Bankshares Inc.	4,184	149
Life Storage Inc.	1,884	148
RLJ Lodging Trust	7,397	147
Cousins Properties Inc.	17,447	146
Spirit Realty Capital Inc.	18,473	144
Taubman Centers Inc.	2,452	143
Selective Insurance Group Inc.	2,503	142
Gramercy Property Trust	6,457	140
FirstCash Inc.	1,894	140
Investors Bancorp Inc.	10,242	138
Navient Corp.	10,629	138
Realogy Holdings Corp.	5,385	138
Valley National Bancorp	10,948	137
UMB Financial Corp.	1,859	136
Federated Investors Inc. Class B	4,159	135
CoreSite Realty Corp.	1,436	135
Sunstone Hotel Investors Inc.	9,338	135
Weingarten Realty Investors	4,955	134
Chimera Investment Corp.	8,019	134
First Industrial Realty Trust Inc.	4,721	132
Legg Mason Inc.	3,311	132
First Citizens BancShares Inc. Class A	321	131
PotlatchDeltic Corp.	2,545	130
BGC Partners Inc. Class A	9,774	129
South State Corp.	1,480	128
Erie Indemnity Co. Class A	1,108	128
MB Financial Inc.	3,123	128
Paramount Group Inc.	9,173	128
Fulton Financial Corp.	7,021	127
First Financial Bankshares Inc.	2,755	127
Columbia Banking System Inc.	3,020	126
Ryman Hospitality Properties Inc.	1,827	126
EastGroup Properties Inc.	1,548	125
* Green Dot Corp. Class A	1,922	125
JBG SMITH Properties	3,736	122
Outfront Media Inc.	5,896	121
Sabra Health Care REIT Inc.	7,105	120
Glacier Bancorp Inc.	3,083	120
White Mountains Insurance Group Ltd.	148	119
Brandywine Realty Trust	7,533	118
Cathay General Bancorp	2,816	116
American Equity Investment Life Holding Co.	3,741	115
Piedmont Office Realty Trust Inc. Class A	6,356	114
* Zillow Group Inc. Class A	2,386	113
LaSalle Hotel Properties	4,624	113
Washington Federal Inc.	3,236	112
GEO Group Inc.	5,266	112
Community Bank System Inc.	2,103	112
MFA Financial Inc.	15,668	112
Uniti Group Inc.	7,260	111

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
First Midwest Bancorp Inc.	4,534	110
Columbia Property Trust Inc.	5,237	109
Retail Properties of America Inc.	9,061	108
National Health Investors Inc.	1,663	108
First Horizon National Corp.	5,642	107
Physicians Realty Trust	7,341	105
CoreCivic Inc.	5,066	105
Bank of NT Butterfield & Son Ltd.	2,302	105
Two Harbors Investment Corp.	7,104	104
ProAssurance Corp.	2,179	104
DDR Corp.	13,334	104
CVB Financial Corp.	4,475	103
BancorpSouth Bank	3,193	101
Great Western Bancorp Inc.	2,453	100
BOK Financial Corp.	1,053	99
* Blackhawk Network Holdings Inc.	2,211	99
Corporate Office Properties Trust	3,950	99
Santander Consumer USA Holdings Inc.	6,019	98
RLI Corp.	1,600	97
Aspen Insurance Holdings Ltd.	2,668	97
Hope Bancorp Inc.	5,369	97
Education Realty Trust Inc.	3,104	97
* BofI Holding Inc.	2,578	96
* Enstar Group Ltd.	476	94
Healthcare Realty Trust Inc.	3,548	94
PS Business Parks Inc.	848	94
Pebblebrook Hotel Trust	2,737	93
Old National Bancorp	5,468	93
Tanger Factory Outlet Centers Inc.	4,112	92
Simmons First National Corp. Class A	3,202	91
Kemper Corp.	1,615	91
United Community Banks Inc.	2,931	91
International Bancshares Corp.	2,326	90
* Texas Capital Bancshares Inc.	993	90
DiamondRock Hospitality Co.	8,612	89
Xenia Hotels & Resorts Inc.	4,472	88
* LendingTree Inc.	252	88
Acadia Realty Trust	3,591	86
Urban Edge Properties	3,977	86
STAG Industrial Inc.	3,607	82
Kennedy-Wilson Holdings Inc.	5,003	82
Renasant Corp.	1,957	82
Retail Opportunity Investments Corp.	4,762	82
Union Bankshares Corp.	2,176	81
* Eagle Bancorp Inc.	1,332	81
Lexington Realty Trust	10,127	81
Apollo Commercial Real Estate Finance Inc.	4,388	80
Financial Engines Inc.	2,388	80
Hilltop Holdings Inc.	3,277	80
Rexford Industrial Realty Inc.	2,930	79
* PRA Group Inc.	2,055	79
WesBanco Inc.	1,899	78
LegacyTexas Financial Group Inc.	1,866	78
* HRG Group Inc.	4,909	78
* OneMain Holdings Inc.	2,472	76
Towne Bank	2,635	75
Ameris Bancorp	1,412	75
First Merchants Corp.	1,807	75
ServisFirst Bancshares Inc.	1,835	74
First Financial Bancorp	2,634	72
Independent Bank Corp.	1,023	71
Terreno Realty Corp.	2,127	71
Washington REIT	2,795	71
Trustmark Corp.	2,250	70

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Banner Corp.	1,271	70
Provident Financial Services Inc.	2,793	69
Argo Group International Holdings Ltd.	1,186	69
Invesco Mortgage Capital Inc.	4,457	69
* FCB Financial Holdings Inc. Class A	1,246	67
* Pacific Premier Bancorp Inc.	1,564	66
NBT Bancorp Inc.	1,885	66
First Commonwealth Financial Corp.	4,694	66
CNA Financial Corp.	1,278	65
Mack-Cali Realty Corp.	3,858	65
Morningstar Inc.	696	65
Sandy Spring Bancorp Inc.	1,672	65
Waddell & Reed Financial Inc. Class A	3,204	64
Horace Mann Educators Corp.	1,552	64
Northwest Bancshares Inc.	3,891	64
QTS Realty Trust Inc. Class A	1,974	64
Capitol Federal Financial Inc.	5,095	64
* Genworth Financial Inc. Class A	23,238	63
Moelis & Co. Class A	1,229	62
HFF Inc. Class A	1,354	62
First Hawaiian Inc.	2,213	61
Alexander & Baldwin Inc.	2,775	61
Chesapeake Lodging Trust	2,348	61
Houlihan Lokey Inc. Class A	1,302	60
Four Corners Property Trust Inc.	2,722	60
CenterState Bank Corp.	2,179	59
Artisan Partners Asset Management Inc. Class A	1,751	59
* Third Point Reinsurance Ltd.	4,245	59
Washington Prime Group Inc.	8,652	57
Brookline Bancorp Inc.	3,568	57
Westamerica Bancorporation	985	56
* NMI Holdings Inc. Class A	2,817	56
Kite Realty Group Trust	3,641	55
Employers Holdings Inc.	1,407	55
Park National Corp.	542	55
Boston Private Financial Holdings Inc.	3,743	55
S&T Bancorp Inc.	1,381	54
Piper Jaffray Cos.	651	54
Independent Bank Group Inc.	773	54
* Cannae Holdings Inc.	2,933	54
City Holding Co.	798	54
First Interstate BancSystem Inc. Class A	1,337	53
Agree Realty Corp.	1,120	53
Summit Hotel Properties Inc.	4,001	53
WSFS Financial Corp.	1,102	53
Walker & Dunlop Inc.	1,085	52
American Assets Trust Inc.	1,614	51
Nelnet Inc. Class A	925	51
Mercury General Corp.	1,119	51
Select Income REIT	2,782	51
Heartland Financial USA Inc.	940	50
State Bank Financial Corp.	1,728	50
PennyMac Mortgage Investment Trust	2,993	50
Hanmi Financial Corp.	1,629	50
Kearny Financial Corp.	3,817	50
Redwood Trust Inc.	3,330	49
Ladder Capital Corp. Class A	3,249	48
WisdomTree Investments Inc.	4,976	48
AMERISAFE Inc.	853	48
Berkshire Hills Bancorp Inc.	1,299	48
Meridian Bancorp Inc.	2,375	48
Global Net Lease Inc.	3,040	48
CareTrust REIT Inc.	3,563	47
Beneficial Bancorp Inc.	3,140	47

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
National General Holdings Corp.	2,036	47
OceanFirst Financial Corp.	1,796	46
Meta Financial Group Inc.	430	46
First Busey Corp.	1,552	46
Infinity Property & Casualty Corp.	389	46
ConnectOne Bancorp Inc.	1,586	46
* Seacoast Banking Corp. of Florida	1,739	46
Southside Bancshares Inc.	1,365	46
* LendingClub Corp.	14,258	45
First Bancorp	1,288	45
Seritage Growth Properties Class A	1,164	44
Safety Insurance Group Inc.	608	43
OM Asset Management plc	2,797	43
Tier REIT Inc.	2,301	43
AmTrust Financial Services Inc.	3,569	43
* Flagstar Bancorp Inc.	1,210	43
* Cardtronics plc Class A	1,901	43
United Financial Bancorp Inc.	2,725	43
* Encore Capital Group Inc.	983	42
EVERTEC Inc.	2,596	42
Washington Trust Bancorp Inc.	811	42
Monmouth Real Estate Investment Corp.	2,972	42
Preferred Bank	673	42
Central Pacific Financial Corp.	1,499	42
Alexander's Inc.	114	42
Tompkins Financial Corp.	540	41
* Quality Care Properties Inc.	3,341	41
* First BanCorp	6,810	41
Banc of California Inc.	2,051	41
National Storage Affiliates Trust	1,662	41
Navigators Group Inc.	756	41
Banco Latinoamericano de Comercio Exterior SA	1,448	40
CoBiz Financial Inc.	2,119	40
PJT Partners Inc.	840	40
Empire State Realty Trust Inc.	2,370	40
* St. Joe Co.	2,238	39
InfraREIT Inc.	2,111	39
TFS Financial Corp.	2,676	39
RE/MAX Holdings Inc. Class A	708	39
Cohen & Steers Inc.	970	39
Lakeland Bancorp Inc.	2,022	39
Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,190	39
* HomeStreet Inc.	1,332	38
* MBIA Inc.	4,783	38
Ramco-Gershenson Properties Trust	3,242	38
Franklin Street Properties Corp.	4,706	38
CYS Investments Inc.	6,018	38
ARMOUR Residential REIT Inc.	1,747	37
CBL & Associates Properties Inc.	7,931	37
National Bank Holdings Corp. Class A	1,105	36
Virtus Investment Partners Inc.	292	36
MTGE Investment Corp.	2,097	36
Lakeland Financial Corp.	786	36
Univest Corp. of Pennsylvania	1,295	35
MainSource Financial Group Inc.	938	35
Universal Health Realty Income Trust	638	35
Capstead Mortgage Corp.	4,223	35
Enterprise Financial Services Corp.	749	35
Investment Technology Group Inc.	1,767	35
Federal Agricultural Mortgage Corp.	458	35
* Ambac Financial Group Inc.	2,271	34
1st Source Corp.	696	34
* Customers Bancorp Inc.	1,167	34
Universal Insurance Holdings Inc.	1,168	34

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* iStar Inc.	3,388	34
TrustCo Bank Corp. NY	3,927	33
Bryn Mawr Bank Corp.	766	33
CatchMark Timber Trust Inc. Class A	2,538	33
Heritage Financial Corp.	1,109	33
TriCo Bancshares	882	33
New York Mortgage Trust Inc.	5,860	32
* INTL. FCStone Inc.	811	32
Stock Yards Bancorp Inc.	916	32
* Enova International Inc.	1,455	32
Pennsylvania REIT	3,024	32
United Fire Group Inc.	709	32
First of Long Island Corp.	1,156	31
Hersha Hospitality Trust Class A	1,867	31
German American Bancorp Inc.	940	31
Chatham Lodging Trust	1,709	31
Kinsale Capital Group Inc.	634	31
* Trupanion Inc.	1,040	31
Cass Information Systems Inc.	523	31
Easterly Government Properties Inc.	1,592	30
Independence Realty Trust Inc.	3,551	30
Horizon Bancorp	1,066	30
New Senior Investment Group Inc.	3,706	30
* World Acceptance Corp.	277	30
Dime Community Bancshares Inc.	1,648	30
James River Group Holdings Ltd.	901	29
Flushing Financial Corp.	1,091	29
Armada Hoffler Properties Inc.	2,216	29
Stewart Information Services Corp.	721	29
American National Insurance Co.	247	29
Oritani Financial Corp.	1,849	29
Peapack Gladstone Financial Corp.	872	29
* Bancorp Inc.	2,715	29
* EZCORP Inc. Class A	2,205	29
Northfield Bancorp Inc.	1,841	29
Live Oak Bancshares Inc.	1,092	29
Guaranty Bancorp	1,037	28
Bridge Bancorp Inc.	854	28
FBL Financial Group Inc. Class A	431	28
Urstadt Biddle Properties Inc. Class A	1,593	28
Granite Point Mortgage Trust Inc.	1,631	27
Getty Realty Corp.	1,158	27
* Front Yard Residential Corp.	2,592	27
BancFirst Corp.	510	27
NorthStar Realty Europe Corp.	2,600	27
* Nationstar Mortgage Holdings Inc.	1,560	27
* Triumph Bancorp Inc.	641	26
Saul Centers Inc.	532	26
Diamond Hill Investment Group Inc.	126	26
* Marcus & Millichap Inc.	806	25
Virtu Financial Inc. Class A	849	25
Fidelity Southern Corp.	1,112	25
* Tejon Ranch Co.	1,116	25
* Republic First Bancorp Inc.	2,912	25
* Greenlight Capital Re Ltd. Class A	1,485	24
Peoples Bancorp Inc.	700	24
Mercantile Bank Corp.	728	24
Bar Harbor Bankshares	888	24
Carolina Financial Corp.	618	24
AG Mortgage Investment Trust Inc.	1,464	24
Community Trust Bancorp Inc.	548	24
* Green Bancorp Inc.	1,093	24
Great Southern Bancorp Inc.	490	24
Blue Hills Bancorp Inc.	1,167	24

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
NexPoint Residential Trust Inc.	970	23
Investors Real Estate Trust	5,008	23
* Everi Holdings Inc.	3,124	23
Independent Bank Corp.	1,000	23
Waterstone Financial Inc.	1,317	23
* First Foundation Inc.	1,240	23
People's Utah Bancorp	744	23
* TriState Capital Holdings Inc.	1,005	22
CorEnergy Infrastructure Trust Inc.	626	22
National Western Life Group Inc. Class A	73	22
Whitestone REIT	1,791	22
* HomeTrust Bancshares Inc.	848	22
* Allegiance Bancshares Inc.	573	22
United Community Financial Corp.	2,314	21
Gladstone Commercial Corp.	1,264	21
* National Commerce Corp.	490	21
Maiden Holdings Ltd.	3,499	21
Midland States Bancorp Inc.	666	21
Preferred Apartment Communities Inc. Class A	1,498	21
First Defiance Financial Corp.	392	21
* Donnelley Financial Solutions Inc.	1,200	21
Ashford Hospitality Trust Inc.	3,763	21
Camden National Corp.	490	21
Anworth Mortgage Asset Corp.	4,522	21
QCR Holdings Inc.	472	21
* Ocwen Financial Corp.	5,607	20
Heritage Commerce Corp.	1,289	20
First Community Bancshares Inc.	718	19
First Connecticut Bancorp Inc.	778	19
First Financial Corp.	450	19
* Nicolet Bankshares Inc.	357	19
Community Healthcare Trust Inc.	794	19
Opus Bank	656	18
* Veritex Holdings Inc.	653	18
Farmers Capital Bank Corp.	493	18
RMR Group Inc. Class A	284	18
Sierra Bancorp	684	18
* MoneyGram International Inc.	1,621	17
Financial Institutions Inc.	566	17
Republic Bancorp Inc. Class A	465	17
* Health Insurance Innovations Inc. Class A	555	17
* FB Financial Corp.	435	17
* FRP Holdings Inc.	329	17
Western Asset Mortgage Capital Corp.	1,947	17
* Cowen Inc. Class A	1,190	17
CNB Financial Corp.	633	17
City Office REIT Inc.	1,694	17
* Franklin Financial Network Inc.	547	17
Arrow Financial Corp.	523	17
Cadence BanCorp Class A	615	17
UMH Properties Inc.	1,445	17
* HarborOne Bancorp Inc.	864	17
OFG Bancorp	1,544	17
Access National Corp.	593	17
Bank of Marin Bancorp	250	17
Heritage Insurance Holdings Inc.	985	16
Ladenburg Thalmann Financial Services Inc.	4,872	16
Greenhill & Co. Inc.	798	16
Enterprise Bancorp Inc.	515	16
GAIN Capital Holdings Inc.	2,264	16
Clifton Bancorp Inc.	1,038	16
Farmers National Banc Corp.	1,180	16
* Equity Bancshares Inc. Class A	430	16
* Altisource Portfolio Solutions SA	595	16

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
American National Bankshares Inc.	434	16
Cedar Realty Trust Inc.	3,901	15
Hamilton Lane Inc. Class A	437	15
* Global Indemnity Ltd.	407	15
* PCSB Financial Corp.	778	15
West Bancorporation Inc.	611	15
Hingham Institution for Savings	74	15
United Insurance Holdings Corp.	747	15
First Bancorp Inc.	536	14
Government Properties Income Trust	1,052	14
* Citizens Inc. Class A	2,096	14
* On Deck Capital Inc.	2,730	14
* Regional Management Corp.	473	14
First Mid-Illinois Bancshares Inc.	410	14
* eHealth Inc.	857	14
National Bankshares Inc.	348	14
MidWestOne Financial Group Inc.	428	14
Citizens & Northern Corp.	600	13
Investors Title Co.	68	13
First Bancshares Inc.	411	13
Peoples Financial Services Corp.	314	13
Farmland Partners Inc.	1,706	13
HCI Group Inc.	368	13
PICO Holdings Inc.	1,037	13
Orchid Island Capital Inc.	1,748	13
Old Line Bancshares Inc.	397	13
State Auto Financial Corp.	454	13
Macatawa Bank Corp.	1,254	12
* WMIH Corp.	9,610	12
Oppenheimer Holdings Inc. Class A	466	12
Farmers & Merchants Bancorp Inc.	334	12
Ames National Corp.	461	12
Resource Capital Corp.	1,389	12
Dynex Capital Inc.	1,963	12
B. Riley Financial Inc.	634	12
* PennyMac Financial Services Inc. Class A	494	12
Home Bancorp Inc.	277	11
Western New England Bancorp Inc.	1,132	11
Ashford Hospitality Prime Inc.	1,291	11
Consolidated-Tomoka Land Co.	175	11
Charter Financial Corp.	543	11
* AV Homes Inc.	640	11
Northrim BanCorp Inc.	322	11
Baldwin & Lyons Inc.	471	11
Civista Bancshares Inc.	469	11
First Business Financial Services Inc.	437	11
Arlington Asset Investment Corp. Class A	966	10
Bluerock Residential Growth REIT Inc. Class A	1,349	10
Shore Bancshares Inc.	590	10
Cherry Hill Mortgage Investment Corp.	622	10
Sutherland Asset Management Corp.	724	10
ACNB Corp.	352	10
Timberland Bancorp Inc.	344	10
EMC Insurance Group Inc.	376	10
Jernigan Capital Inc.	573	10
Evans Bancorp Inc.	221	10
Southern Missouri Bancorp Inc.	281	10
First Internet Bancorp	251	9
MutualFirst Financial Inc.	266	9
Union Bankshares Inc.	183	9
Penns Woods Bancorp Inc.	228	9
FNB Bancorp	253	9
Bankwell Financial Group Inc.	288	9
Stratus Properties Inc.	299	9

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Central Valley Community Bancorp	454	9
* Safeguard Scientifics Inc.	724	9
KKR Real Estate Finance Trust Inc.	450	9
Great Ajax Corp.	679	9
Orrstown Financial Services Inc.	353	9
MBT Financial Corp.	843	9
* First Northwest Bancorp	523	8
Southern National Bancorp of Virginia Inc.	528	8
* Howard Bancorp Inc.	451	8
Norwood Financial Corp.	274	8
Ohio Valley Banc Corp.	205	8
Investar Holding Corp.	329	8
* SmartFinancial Inc.	366	8
Bank of Commerce Holdings	731	8
Premier Financial Bancorp Inc.	444	8
Bear State Financial Inc.	748	8
* Redfin Corp.	371	8
* Community Bankers Trust Corp.	914	8
SI Financial Group Inc.	525	8
Northeast Bancorp	343	8
Century Bancorp Inc. Class A	98	8
Reliant Bancorp Inc.	314	7
Community Financial Corp.	200	7
Global Medical REIT Inc.	1,126	7
Federated National Holding Co.	472	7
* BSB Bancorp Inc.	248	7
* Southern First Bancshares Inc.	169	7
United Security Bancshares	683	7
C&F Financial Corp.	149	7
First Financial Northwest Inc.	431	7
* Malvern Bancorp Inc.	285	7
Unity Bancorp Inc.	326	7
* Atlantic Capital Bancshares Inc.	384	7
Associated Capital Group Inc. Class A	192	7
* Trinity Place Holdings Inc.	1,080	6
Middlefield Banc Corp.	132	6
County Bancorp Inc.	233	6
Tiptree Inc.	1,080	6
Chemung Financial Corp.	145	6
Peoples Bancorp of North Carolina Inc.	222	6
* Capstar Financial Holdings Inc.	305	6
Two River Bancorp	331	6
* Forestar Group Inc.	221	5
Independence Holding Co.	184	5
Silvercrest Asset Management Group Inc. Class A	336	5
* Atlas Financial Holdings Inc.	286	5
First Guaranty Bancshares Inc.	199	5
* Provident Bancorp Inc.	211	5
DNB Financial Corp.	145	5
TPG RE Finance Trust Inc.	263	5
MidSouth Bancorp Inc.	378	5
Prudential Bancorp Inc.	270	5
* VICI Properties Inc.	240	5
Kingstone Cos. Inc.	218	4
Summit Financial Group Inc.	168	4
Parke Bancorp Inc.	189	4
* Maui Land & Pineapple Co. Inc.	338	4
BCB Bancorp Inc.	241	4
* Americold Realty Trust	193	3
LTC Properties Inc.	86	3
Fairfax Financial Holdings Ltd.	2	1
		251,083
Health Care (13.3%)
Johnson & Johnson	113,792	14,779

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
UnitedHealth Group Inc.	40,354	9,126
Pfizer Inc.	249,566	9,062
AbbVie Inc.	67,246	7,789
Merck & Co. Inc.	115,301	6,252
Amgen Inc.	30,921	5,682
Bristol-Myers Squibb Co.	69,073	4,573
Medtronic plc	56,890	4,545
Gilead Sciences Inc.	54,547	4,295
Abbott Laboratories	70,658	4,263
Thermo Fisher Scientific Inc.	16,658	3,475
Eli Lilly & Co.	41,422	3,190
* Celgene Corp.	32,921	2,868
* Biogen Inc.	9,009	2,604
Anthem Inc.	10,900	2,566
Danaher Corp.	25,638	2,507
Becton Dickinson and Co.	11,028	2,448
Stryker Corp.	14,394	2,334
Aetna Inc.	13,091	2,318
Allergan plc	14,224	2,194
* Intuitive Surgical Inc.	4,705	2,006
Cigna Corp.	10,121	1,983
* Express Scripts Holding Co.	24,005	1,811
* Vertex Pharmaceuticals Inc.	10,687	1,774
Zoetis Inc.	20,835	1,685
Humana Inc.	6,049	1,644
* Boston Scientific Corp.	57,924	1,579
Baxter International Inc.	21,102	1,431
* Illumina Inc.	6,178	1,409
McKesson Corp.	8,976	1,340
HCA Healthcare Inc.	12,072	1,198
* Edwards Lifesciences Corp.	8,843	1,182
* Alexion Pharmaceuticals Inc.	9,235	1,085
* Regeneron Pharmaceuticals Inc.	3,363	1,078
Zimmer Biomet Holdings Inc.	8,538	993
Agilent Technologies Inc.	13,690	939
Cardinal Health Inc.	13,352	924
* Mylan NV	22,538	909
* Align Technology Inc.	3,355	881
* Cerner Corp.	12,119	778
* Laboratory Corp. of America Holdings	4,310	744
* Centene Corp.	7,169	727
* IDEXX Laboratories Inc.	3,668	687
* IQVIA Holdings Inc.	6,760	665
AmerisourceBergen Corp. Class A	6,691	637
* Incyte Corp.	7,355	626
* BioMarin Pharmaceutical Inc.	7,397	600
Quest Diagnostics Inc.	5,744	592
ResMed Inc.	5,968	569
* Nektar Therapeutics Class A	6,223	539
Dentsply Sirona Inc.	9,480	531
* Bioverativ Inc.	4,583	480
Teleflex Inc.	1,886	471
Cooper Cos. Inc.	2,027	467
* DaVita Inc.	6,418	462
* ABIOMED Inc.	1,720	461
* Varian Medical Systems Inc.	3,853	460
* Hologic Inc.	11,691	454
Perrigo Co. plc	5,537	451
* Henry Schein Inc.	6,635	439
* Alnylam Pharmaceuticals Inc.	3,630	436
* Bluebird Bio Inc.	2,102	423
Universal Health Services Inc. Class B	3,686	421
* Alkermes plc	6,516	372
* WellCare Health Plans Inc.	1,894	367

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
PerkinElmer Inc.	4,739	362
* Veeva Systems Inc. Class A	4,688	327
* QIAGEN NV	9,518	321
STERIS plc	3,491	319
* Neurocrine Biosciences Inc.	3,731	315
* Exelixis Inc.	12,203	315
* Ionis Pharmaceuticals Inc.	5,239	277
West Pharmaceutical Services Inc.	3,056	267
* Sage Therapeutics Inc.	1,586	256
* Juno Therapeutics Inc.	2,914	253
* Bio-Rad Laboratories Inc. Class A	891	241
* athenahealth Inc.	1,711	239
* Seattle Genetics Inc.	4,353	235
* Catalent Inc.	5,498	230
Hill-Rom Holdings Inc.	2,713	227
Bio-Techne Corp.	1,585	224
* Exact Sciences Corp.	4,944	221
* United Therapeutics Corp.	1,890	219
* Encompass Health Corp.	4,040	215
* MEDNAX Inc.	3,873	213
* Charles River Laboratories International Inc.	1,954	208
* DexCom Inc.	3,653	205
* Envision Healthcare Corp.	5,119	197
* Insulet Corp.	2,546	191
Cantel Medical Corp.	1,550	180
* LivaNova plc	1,997	179
Chemed Corp.	687	178
* PRA Health Sciences Inc.	2,069	174
* Masimo Corp.	1,957	171
* Haemonetics Corp.	2,355	167
* Agios Pharmaceuticals Inc.	1,996	160
* Sarepta Therapeutics Inc.	2,548	160
* FibroGen Inc.	2,892	159
* Medidata Solutions Inc.	2,347	154
* ICU Medical Inc.	658	152
* Blueprint Medicines Corp.	1,737	150
* Globus Medical Inc.	3,144	150
* Array BioPharma Inc.	8,316	144
* Avexis Inc.	1,151	142
* Integra LifeSciences Holdings Corp.	2,680	141
* Penumbra Inc.	1,297	140
* Molina Healthcare Inc.	1,921	139
* Ligand Pharmaceuticals Inc.	860	131
Bruker Corp.	4,132	127
* Acadia Healthcare Co. Inc.	3,313	126
* HealthEquity Inc.	2,117	122
* Neogen Corp.	1,987	116
Patterson Cos. Inc.	3,638	115
* AMN Healthcare Services Inc.	2,024	113
* Loxo Oncology Inc.	956	106
* Clovis Oncology Inc.	1,824	106
* NuVasive Inc.	2,139	103
* Horizon Pharma plc	6,852	100
* Syneos Health Inc.	2,382	100
* ACADIA Pharmaceuticals Inc.	3,973	99
* Global Blood Therapeutics Inc.	1,685	99
* Portola Pharmaceuticals Inc.	2,318	98
* Halyard Health Inc.	1,977	98
* Magellan Health Inc.	955	96
* Allscripts Healthcare Solutions Inc.	6,818	95
* Amicus Therapeutics Inc.	6,705	92
* Medicines Co.	3,007	92
* Halozyme Therapeutics Inc.	4,650	91
* TESARO Inc.	1,647	91

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* Nevro Corp.	1,120	91
* Inogen Inc.	751	91
* Teladoc Inc.	2,217	89
* Merit Medical Systems Inc.	1,937	88
* Wright Medical Group NV	4,307	88
* Myriad Genetics Inc.	2,658	86
* AnaptysBio Inc.	696	85
* Sangamo Therapeutics Inc.	3,516	84
* Select Medical Holdings Corp.	4,652	84
* Ironwood Pharmaceuticals Inc. Class A	5,757	82
* Supernus Pharmaceuticals Inc.	2,101	82
* Puma Biotechnology Inc.	1,241	81
* Ultragenyx Pharmaceutical Inc.	1,671	80
* Prestige Brands Holdings Inc.	2,344	79
* Immunomedics Inc.	4,627	78
* Insmed Inc.	3,195	77
CONMED Corp.	1,233	75
* Spectrum Pharmaceuticals Inc.	3,390	73
* Emergent BioSolutions Inc.	1,438	71
* Tenet Healthcare Corp.	3,431	71
* LifePoint Health Inc.	1,522	70
* Mallinckrodt plc	4,202	70
* Premier Inc. Class A	2,107	70
* Aerie Pharmaceuticals Inc.	1,332	68
* Cambrex Corp.	1,306	68
* Amedisys Inc.	1,133	67
* Omnicell Inc.	1,535	67
* Tivity Health Inc.	1,738	67
* NxStage Medical Inc.	2,870	67
* Akorn Inc.	3,835	65
* Impax Laboratories Inc.	3,135	64
* HMS Holdings Corp.	3,832	61
* Radius Health Inc.	1,606	61
* Editas Medicine Inc.	1,650	60
* Endo International plc	9,504	60
* Arena Pharmaceuticals Inc.	1,545	60
* Zogenix Inc.	1,407	60
* Esperion Therapeutics Inc.	739	59
Ensign Group Inc.	2,219	59
* Foundation Medicine Inc.	706	58
* Integer Holdings Corp.	1,135	58
* Corcept Therapeutics Inc.	3,764	57
* Novocure Ltd.	2,775	57
* Enanta Pharmaceuticals Inc.	720	57
* Spark Therapeutics Inc.	983	56
* Acceleron Pharma Inc.	1,335	56
Abaxis Inc.	831	55
* Quidel Corp.	1,266	55
* Aimmune Therapeutics Inc.	1,671	54
* Prothena Corp. plc	1,609	54
* Pacira Pharmaceuticals Inc.	1,721	54
* Xencor Inc.	1,757	54
* Cotiviti Holdings Inc.	1,601	54
* MyoKardia Inc.	921	54
* Brookdale Senior Living Inc.	8,117	53
* Repligen Corp.	1,505	52
* Iovance Biotherapeutics Inc.	2,964	51
* LHC Group Inc.	783	50
* Momenta Pharmaceuticals Inc.	2,955	50
* Innoviva Inc.	3,232	50
* Varex Imaging Corp.	1,395	49
* OPKO Health Inc.	14,231	48
* Heron Therapeutics Inc.	2,336	48
* Dermira Inc.	1,830	47

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Theravance Biopharma Inc.	1,776	47
*	Intersect ENT Inc.	1,265	47
	Analogic Corp.	554	46
*	ImmunoGen Inc.	4,154	46
*	Retrophin Inc.	1,823	46
*	Orthofix International NV	805	45
*	Intercept Pharmaceuticals Inc.	741	44
*	Natus Medical Inc.	1,418	44
*	BioTelemetry Inc.	1,367	44
*	CytomX Therapeutics Inc.	1,451	43
*	Glaukos Corp.	1,371	43
	Owens & Minor Inc.	2,602	43
*	PTC Therapeutics Inc.	1,646	42
	US Physical Therapy Inc.	540	42
*	Acorda Therapeutics Inc.	1,736	41
*	Madrigal Pharmaceuticals Inc.	326	41
*	iRhythm Technologies Inc.	658	41
*	AxoGen Inc.	1,396	41
	Phibro Animal Health Corp. Class A	1,046	40
*	Assembly Biosciences Inc.	703	40
*	Vanda Pharmaceuticals Inc.	2,104	40
*	K2M Group Holdings Inc.	1,900	39
*	AMAG Pharmaceuticals Inc.	1,831	39
*	Dynavax Technologies Corp.	2,372	38
*	MacroGenics Inc.	1,524	38
*	REGENXBIO Inc.	1,342	38
	Luminex Corp.	1,946	38
	Atrion Corp.	64	38
*	OraSure Technologies Inc.	2,162	37
*	Atara Biotherapeutics Inc.	966	37
	Kindred Healthcare Inc.	3,958	36
*	Providence Service Corp.	572	36
*	Cardiovascular Systems Inc.	1,520	36
*	Almost Family Inc.	610	36
*	Alder Biopharmaceuticals Inc.	2,578	36
*	Epizyme Inc.	2,014	36
*	Amphastar Pharmaceuticals Inc.	1,940	36
*	Anika Therapeutics Inc.	684	36
*	Flexion Therapeutics Inc.	1,399	35
*	TG Therapeutics Inc.	2,499	35
*	Quality Systems Inc.	2,756	35
*	Revance Therapeutics Inc.	1,101	34
*	Novavax Inc.	15,469	34
*	Intra-Cellular Therapies Inc.	1,731	34
*	Accelerate Diagnostics Inc.	1,274	34
*	Genomic Health Inc.	1,040	33
*	TherapeuticsMD Inc.	6,548	33
	National HealthCare Corp.	554	33
*	CryoLife Inc.	1,707	32
*	R1 RCM Inc.	4,901	32
*,^	Intrexon Corp.	2,437	32
*	MiMedx Group Inc.	4,459	32
*,^	Flex Pharma Inc.	7,510	31
*	AtriCure Inc.	1,730	31
*	STAAR Surgical Co.	1,922	30
*	Cutera Inc.	661	30
*	Akebia Therapeutics Inc.	2,058	29
*	WaVe Life Sciences Ltd.	565	29
	LeMaitre Vascular Inc.	819	28
	Meridian Bioscience Inc.	2,011	28
*	Rigel Pharmaceuticals Inc.	7,335	28
*	La Jolla Pharmaceutical Co.	866	27
*	Collegium Pharmaceutical Inc.	1,099	26
*	AngioDynamics Inc.	1,562	25

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Invacare Corp.	1,478	25
*	Progenics Pharmaceuticals Inc.	3,730	25
*	CorVel Corp.	502	25
*	Cerus Corp.	5,734	25
*	Eagle Pharmaceuticals Inc.	436	24
*	Audentes Therapeutics Inc.	726	24
*	Community Health Systems Inc.	4,701	24
*,^	ZIOPHARM Oncology Inc.	6,283	23
*	ANI Pharmaceuticals Inc.	364	23
*	Lannett Co. Inc.	1,456	23
*	Concert Pharmaceuticals Inc.	1,051	23
*	Five Prime Therapeutics Inc.	1,071	23
*	Heska Corp.	321	22
*	Accuray Inc.	3,840	21
*	Cross Country Healthcare Inc.	1,644	21
*	NeoGenomics Inc.	2,517	21
*	BioCryst Pharmaceuticals Inc.	4,179	21
*	Omeros Corp.	2,005	20
*	Paratek Pharmaceuticals Inc.	1,534	20
*	Keryx Biopharmaceuticals Inc.	4,369	20
*	Achillion Pharmaceuticals Inc.	6,155	20
*	Lantheus Holdings Inc.	1,296	20
*	Stemline Therapeutics Inc.	1,136	19
*	Codexis Inc.	2,014	19
*	Aclaris Therapeutics Inc.	956	19
*	Triple-S Management Corp. Class B	765	19
*	Coherus Biosciences Inc.	1,877	19
*	Cara Therapeutics Inc.	1,309	18
*	Cascadian Therapeutics Inc.	1,791	18
*	Surmodics Inc.	593	18
*	Depomed Inc.	2,554	18
*	Intellia Therapeutics Inc.	656	17
*,^	Synergy Pharmaceuticals Inc.	9,420	17
*	RadNet Inc.	1,705	17
*	PDL BioPharma Inc.	7,082	17
*	Voyager Therapeutics Inc.	588	17
*	Kura Oncology Inc.	744	17
*	Abeona Therapeutics Inc.	1,206	17
*	Tabula Rasa HealthCare Inc.	511	17
	Computer Programs & Systems Inc.	548	16
*,^	Geron Corp.	7,024	16
*	Biohaven Pharmaceutical Holding Co. Ltd.	471	16
*	Karyopharm Therapeutics Inc.	1,080	16
*	Antares Pharma Inc.	7,242	16
*	Cytokinetics Inc.	2,021	16
*,^	Achaogen Inc.	1,434	15
*	Pieris Pharmaceuticals Inc.	1,739	15
*	Tactile Systems Technology Inc.	455	15
*	RTI Surgical Inc.	3,451	15
*	Surgery Partners Inc.	923	15
*	Natera Inc.	1,591	14
*	BioScrip Inc.	4,504	14
*	Capital Senior Living Corp.	1,181	14
*	Entellus Medical Inc.	574	14
*,^	Rockwell Medical Inc.	2,346	14
*	ChemoCentryx Inc.	1,391	14
*	Inovio Pharmaceuticals Inc.	3,192	13
*	Corium International Inc.	985	13
	National Research Corp. Class A	443	13
*	Celldex Therapeutics Inc.	5,502	12
*	Enzo Biochem Inc.	1,946	12
*	ViewRay Inc.	1,474	12
*	Addus HomeCare Corp.	356	12
*	Oxford Immunotec Global plc	1,091	12

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Calithera Biosciences Inc.	1,525	12
*	Aduro Biotech Inc.	1,866	12
*	Castlight Health Inc. Class B	3,285	12
*	Fate Therapeutics Inc.	1,020	11
*	Medpace Holdings Inc.	357	11
*	Idera Pharmaceuticals Inc.	6,370	11
*	Reata Pharmaceuticals Inc. Class A	458	11
*	Endologix Inc.	2,608	10
*	Ardelyx Inc.	1,842	10
*	Kindred Biosciences Inc.	1,054	9
*	Civitas Solutions Inc.	720	9
*	Pacific Biosciences of California Inc.	3,926	9
*	BioTime Inc.	3,497	9
*	Seres Therapeutics Inc.	957	9
*	Fluidigm Corp.	1,334	9
*	Protagonist Therapeutics Inc.	532	9
*	GenMark Diagnostics Inc.	2,174	9
*	NewLink Genetics Corp.	1,223	9
*	Pulse Biosciences Inc.	456	8
*	Akcea Therapeutics Inc.	491	8
*	Insys Therapeutics Inc.	1,142	8
*	Durect Corp.	6,522	8
*	Bellicum Pharmaceuticals Inc.	1,143	8
*	Neos Therapeutics Inc.	936	8
*	Aratana Therapeutics Inc.	1,951	7
*	Fortress Biotech Inc.	1,698	7
*	Merrimack Pharmaceuticals Inc.	646	7
*	Conatus Pharmaceuticals Inc.	1,342	7
*	Agenus Inc.	1,289	7
*	Syros Pharmaceuticals Inc.	616	7
*	NantKwest Inc.	1,461	7
*	Clearside Biomedical Inc.	998	6
*	Sientra Inc.	650	6
*	Minerva Neurosciences Inc.	1,177	6
*	NanoString Technologies Inc.	932	6
*,^	Quotient Ltd.	1,294	6
*	Melinta Therapeutics Inc.	476	6
*	Invitae Corp.	892	6
*	Organovo Holdings Inc.	5,739	6
*	Ocular Therapeutix Inc.	1,103	6
*,^	Zynerba Pharmaceuticals Inc.	551	5
*	Teligent Inc.	1,909	5
*	Selecta Biosciences Inc.	565	5
*	Tetraphase Pharmaceuticals Inc.	1,827	5
*	Dova Pharmaceuticals Inc.	169	5
*	Catalyst Pharmaceuticals Inc.	1,584	5
*	PetIQ Inc.	222	5
*	Corindus Vascular Robotics Inc.	4,762	5
*,^	Nymox Pharmaceutical Corp.	1,458	5
*	Ra Pharmaceuticals Inc.	670	4
*	Advaxis Inc.	1,775	3
*	Versartis Inc.	1,704	3
*	Axovant Sciences Ltd.	1,458	2
			155,887
Materials & Processing (3.9%)
	DowDuPont Inc.	98,226	6,905
	Monsanto Co.	18,333	2,262
	Praxair Inc.	12,117	1,815
	LyondellBasell Industries NV Class A	13,749	1,488
	Air Products & Chemicals Inc.	9,101	1,463
	Ecolab Inc.	10,736	1,401
	Sherwin-Williams Co.	3,483	1,399
	PPG Industries Inc.	10,893	1,225
*	Freeport-McMoRan Inc.	57,301	1,066

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
International Paper Co.	17,482	1,042
Ingersoll-Rand plc	10,577	939
Nucor Corp.	13,442	879
Newmont Mining Corp.	22,643	865
WestRock Co.	10,630	699
Fastenal Co.	12,245	670
Vulcan Materials Co.	5,578	657
Eastman Chemical Co.	6,147	621
Ball Corp.	14,721	588
Celanese Corp. Class A	5,706	576
Masco Corp.	13,312	547
Martin Marietta Materials Inc.	2,644	539
Packaging Corp. of America	3,950	471
International Flavors & Fragrances Inc.	3,332	471
Albemarle Corp.	4,657	468
Steel Dynamics Inc.	9,830	455
FMC Corp.	5,636	442
CF Industries Holdings Inc.	9,803	404
Mosaic Co.	15,137	398
Owens Corning	4,687	381
Chemours Co.	7,757	369
* Alcoa Corp.	7,768	349
Lennox International Inc.	1,625	333
United States Steel Corp.	7,576	330
Sealed Air Corp.	7,460	316
* Berry Global Group Inc.	5,554	302
RPM International Inc.	5,627	280
* Axalta Coating Systems Ltd.	9,082	280
* Crown Holdings Inc.	5,571	278
Huntsman Corp.	8,455	273
Reliance Steel & Aluminum Co.	2,889	261
Hexcel Corp.	3,678	247
Acuity Brands Inc.	1,727	246
AptarGroup Inc.	2,599	232
Olin Corp.	7,126	232
Royal Gold Inc.	2,813	227
Watsco Inc.	1,284	212
Graphic Packaging Holding Co.	13,546	207
Eagle Materials Inc.	1,949	195
Sonoco Products Co.	4,031	193
Ashland Global Holdings Inc.	2,696	191
Southern Copper Corp.	3,513	185
WR Grace & Co.	2,785	184
Bemis Co. Inc.	3,976	175
Louisiana-Pacific Corp.	6,021	172
Westlake Chemical Corp.	1,556	168
Scotts Miracle-Gro Co.	1,773	159
* Owens-Illinois Inc.	7,115	153
Trinseo SA	1,904	152
Cabot Corp.	2,482	149
PolyOne Corp.	3,547	147
* Beacon Roofing Supply Inc.	2,761	146
* Summit Materials Inc. Class A	4,591	145
Valmont Industries Inc.	969	143
* Univar Inc.	4,801	138
* Ingevity Corp.	1,841	138
KapStone Paper and Packaging Corp.	3,844	134
Belden Inc.	1,840	134
* Allegheny Technologies Inc.	5,122	133
Versum Materials Inc.	3,580	133
Sensient Technologies Corp.	1,841	132
Timken Co.	2,983	131
* USG Corp.	3,842	128
NewMarket Corp.	306	128

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* Trex Co. Inc.	1,191	123
* Rexnord Corp.	4,156	120
Domtar Corp.	2,594	116
Commercial Metals Co.	4,623	112
HB Fuller Co.	2,206	111
* RBC Bearings Inc.	921	111
* Armstrong World Industries Inc.	1,773	107
Carpenter Technology Corp.	2,093	107
Minerals Technologies Inc.	1,479	102
Cabot Microelectronics Corp.	993	101
* Platform Specialty Products Corp.	9,429	98
* GCP Applied Technologies Inc.	3,183	98
Balchem Corp.	1,298	98
* JELD-WEN Holding Inc.	3,056	95
US Silica Holdings Inc.	3,519	91
* Builders FirstSource Inc.	4,695	90
Worthington Industries Inc.	1,992	88
* Cleveland-Cliffs Inc.	12,318	87
Compass Minerals International Inc.	1,411	85
* Ferro Corp.	3,787	81
Silgan Holdings Inc.	2,802	80
Kaiser Aluminum Corp.	751	75
Greif Inc. Class A	1,216	70
Stepan Co.	870	70
Quaker Chemical Corp.	485	69
* Masonite International Corp.	1,119	68
* AK Steel Holding Corp.	13,024	67
Comfort Systems USA Inc.	1,601	66
* MRC Global Inc.	3,911	65
Tahoe Resources Inc.	13,207	64
Mueller Water Products Inc. Class A	5,760	63
Tronox Ltd. Class A	3,414	62
Mueller Industries Inc.	2,349	62
Hecla Mining Co.	16,804	62
* AdvanSix Inc.	1,476	61
Boise Cascade Co.	1,494	60
* Coeur Mining Inc.	7,786	60
* Installed Building Products Inc.	992	59
Innospec Inc.	911	59
Simpson Manufacturing Co. Inc.	1,047	58
* Patrick Industries Inc.	935	57
* Kraton Corp.	1,334	57
Interface Inc. Class A	2,207	53
Schweitzer-Mauduit International Inc.	1,360	53
Neenah Inc.	664	51
* US Concrete Inc.	695	51
* BMC Stock Holdings Inc.	2,689	50
A Schulman Inc.	1,117	49
* Gibraltar Industries Inc.	1,386	48
* Continental Building Products Inc.	1,701	46
* Century Aluminum Co.	2,351	45
Rayonier Advanced Materials Inc.	2,192	45
Apogee Enterprises Inc.	1,032	45
Materion Corp.	872	44
* Koppers Holdings Inc.	1,019	41
Calgon Carbon Corp.	1,909	41
PH Glatfelter Co.	1,961	40
Advanced Drainage Systems Inc.	1,522	39
Innophos Holdings Inc.	880	37
Universal Forest Products Inc.	1,107	37
* TimkenSteel Corp.	2,083	34
Global Brass & Copper Holdings Inc.	1,175	33
Schnitzer Steel Industries Inc.	952	32
* GMS Inc.	1,006	31

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Unifi Inc.	867	30
*	PGT Innovations Inc.	1,713	30
*	Clearwater Paper Corp.	748	28
	Quanex Building Products Corp.	1,669	28
	Insteel Industries Inc.	986	28
*	NCI Building Systems Inc.	1,671	27
	KMG Chemicals Inc.	444	27
	Chase Corp.	246	26
*	Verso Corp.	1,451	25
	American Vanguard Corp.	1,302	25
	Griffon Corp.	1,346	25
	Kronos Worldwide Inc.	1,086	23
*	Ply Gem Holdings Inc.	1,058	23
	Haynes International Inc.	543	23
	Caesarstone Ltd.	1,004	22
	NN Inc.	874	21
*	OMNOVA Solutions Inc.	1,879	19
*	Armstrong Flooring Inc.	1,340	19
	Myers Industries Inc.	990	19
*	Intrepid Potash Inc.	4,576	15
*	Landec Corp.	1,164	15
	DMC Global Inc.	669	14
	Ardagh Group SA	712	13
*	Veritiv Corp.	533	13
*	Klondex Mines Ltd.	8,625	11
*	PQ Group Holdings Inc.	825	11
	AAON Inc.	286	11
*	LB Foster Co. Class A	401	11
	Gold Resource Corp.	2,491	10
	LSI Industries Inc.	1,184	9
*	Uranium Energy Corp.	6,859	9
*	UFP Technologies Inc.	307	9
	Aceto Corp.	1,216	9
*	AgroFresh Solutions Inc.	1,083	8
	Culp Inc.	293	8
	Omega Flex Inc.	136	8
*	LSB Industries Inc.	1,010	8
*	Forterra Inc.	999	7
	Oil-Dri Corp. of America	192	7
*	Lawson Products Inc.	277	7
*	Northwest Pipe Co.	365	6
	Core Molding Technologies Inc.	331	6
*	Huttig Building Products Inc.	1,047	5
*	Shiloh Industries Inc.	641	5
	Ampco-Pittsburgh Corp.	406	4
*	NL Industries Inc.	346	3
*,2	Ferroglobe R&W Trust	4,465	—
			45,186
Other (0.0%)[3]
*,2	Dyax Corp. CVR Exp. 12/31/2019	6,727	14
*	ADT Inc.	793	9
*,2	Herbalife Ltd. CVR	450	4
*	Victory Capital Holdings Inc. Class A	250	3
*	Cactus Inc.	125	3
*,2	Tobira Therapeutics CVR Exp. 12/31/2028	277	1
*	Quintana Energy Services Inc.	125	1
*	Evolus Inc.	89	1
*,2	NewStar Financial Inc. CVR Line	943	1
*,2	Media General Inc. CVR	5,133	—
*,2	Omthera Pharmaceuticals Inc. CVR	152	—
*,2	Gerber Scientific Inc. CVR	223	—
*,2	Clinical Data CVR	32	—

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*,2	Chelsea Therapeutics International Ltd. CVR	2,322	—
			37
Producer Durables (11.0%)
	Boeing Co.	23,488	8,508
	3M Co.	24,422	5,752
	General Electric Co.	366,024	5,165
	Honeywell International Inc.	32,221	4,869
	Union Pacific Corp.	33,208	4,325
	United Technologies Corp.	31,448	4,237
	Accenture plc Class A	26,230	4,223
	Lockheed Martin Corp.	10,587	3,731
	Caterpillar Inc.	23,785	3,678
	United Parcel Service Inc. Class B	28,951	3,023
	Raytheon Co.	12,242	2,663
	FedEx Corp.	10,400	2,563
	General Dynamics Corp.	11,023	2,452
	Northrop Grumman Corp.	6,735	2,358
	Deere & Co.	13,516	2,174
	Automatic Data Processing Inc.	18,758	2,163
	Illinois Tool Works Inc.	12,548	2,026
	CSX Corp.	36,214	1,945
	Emerson Electric Co.	27,293	1,939
	Norfolk Southern Corp.	12,328	1,715
	Waste Management Inc.	18,477	1,595
	Eaton Corp. plc	18,945	1,529
	Delta Air Lines Inc.	27,800	1,498
	Johnson Controls International plc	39,736	1,465
	Southwest Airlines Co.	22,608	1,308
	Roper Technologies Inc.	4,277	1,177
	Cummins Inc.	6,744	1,134
	PACCAR Inc.	14,499	1,038
	Stanley Black & Decker Inc.	6,498	1,034
	Fortive Corp.	13,111	1,007
	Parker-Hannifin Corp.	5,606	1,001
	American Airlines Group Inc.	18,338	995
	Rockwell Automation Inc.	5,427	981
	Rockwell Collins Inc.	6,930	954
	Paychex Inc.	13,608	886
*	United Continental Holdings Inc.	11,406	773
	AMETEK Inc.	9,665	732
	L3 Technologies Inc.	3,266	678
	Textron Inc.	11,142	667
*	Mettler-Toledo International Inc.	1,074	662
*	Waters Corp.	3,224	660
	Dover Corp.	6,543	655
*	Verisk Analytics Inc. Class A	6,376	652
	Republic Services Inc. Class A	9,681	650
*	United Rentals Inc.	3,569	625
	Cintas Corp.	3,619	618
	TransDigm Group Inc.	2,022	583
	WW Grainger Inc.	2,172	568
	Xylem Inc.	7,556	564
	CH Robinson Worldwide Inc.	5,933	554
*	CoStar Group Inc.	1,488	509
*	XPO Logistics Inc.	4,991	491
	Huntington Ingalls Industries Inc.	1,870	490
	Expeditors International of Washington Inc.	7,539	490
	Kansas City Southern	4,379	451
	Avery Dennison Corp.	3,749	443
	Spirit AeroSystems Holdings Inc. Class A	4,848	443
	JB Hunt Transport Services Inc.	3,693	438
	Arconic Inc.	17,933	437
	Pentair plc	6,268	431
*	Copart Inc.	8,597	402

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* Trimble Inc.	10,502	398
AO Smith Corp.	6,111	392
Snap-on Inc.	2,439	388
IDEX Corp.	2,799	383
* Sensata Technologies Holding NV	7,037	372
* Keysight Technologies Inc.	7,719	363
Old Dominion Freight Line Inc.	2,597	361
ManpowerGroup Inc.	2,890	342
Allegion plc	4,050	341
Fluor Corp.	5,886	335
Alaska Air Group Inc.	5,083	328
Orbital ATK Inc.	2,447	323
Nordson Corp.	2,409	323
Hubbell Inc. Class B	2,329	305
Graco Inc.	6,881	305
* Zebra Technologies Corp.	2,187	302
Wabtec Corp.	3,707	302
Jacobs Engineering Group Inc.	4,915	300
Xerox Corp.	9,786	297
Robert Half International Inc.	5,149	294
Toro Co.	4,553	289
FLIR Systems Inc.	5,856	288
* HD Supply Holdings Inc.	7,880	286
* JetBlue Airways Corp.	13,230	278
* Middleby Corp.	2,309	278
* Teledyne Technologies Inc.	1,439	268
Carlisle Cos. Inc.	2,513	259
Curtiss-Wright Corp.	1,867	252
Knight-Swift Transportation Holdings Inc.	5,149	248
BWX Technologies Inc.	3,914	246
Oshkosh Corp.	3,101	245
Flowserve Corp.	5,582	236
* AECOM	6,649	236
Booz Allen Hamilton Holding Corp. Class A	6,131	233
National Instruments Corp.	4,398	222
* Quanta Services Inc.	6,278	216
* Stericycle Inc.	3,438	215
Lincoln Electric Holdings Inc.	2,421	212
Trinity Industries Inc.	6,426	210
Littelfuse Inc.	995	206
Allison Transmission Holdings Inc.	5,108	202
Crane Co.	2,170	200
Landstar System Inc.	1,835	200
Genpact Ltd.	6,363	200
Rollins Inc.	3,917	197
Donaldson Co. Inc.	4,094	194
EMCOR Group Inc.	2,545	194
Air Lease Corp. Class A	4,237	185
Copa Holdings SA Class A	1,360	185
* Genesee & Wyoming Inc. Class A	2,639	183
ITT Inc.	3,631	182
AGCO Corp.	2,709	180
MAXIMUS Inc.	2,655	178
* On Assignment Inc.	2,186	168
HEICO Corp. Class A	2,306	167
Ryder System Inc.	2,299	166
* Kirby Corp.	2,212	166
* Conduent Inc.	8,578	162
MSC Industrial Direct Co. Inc. Class A	1,780	156
Woodward Inc.	2,188	155
* KLX Inc.	2,261	153
Deluxe Corp.	2,115	150
John Bean Technologies Corp.	1,294	143
Kennametal Inc.	3,446	142

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* MasTec Inc.	2,786	142
Brink's Co.	1,915	141
* Dycom Industries Inc.	1,286	140
Macquarie Infrastructure Corp.	3,333	135
Regal Beloit Corp.	1,852	134
Healthcare Services Group Inc.	2,933	133
EnerSys	1,897	132
Terex Corp.	3,161	131
* WESCO International Inc.	2,101	131
Barnes Group Inc.	2,167	131
* Darling Ingredients Inc.	7,092	129
HEICO Corp.	1,488	127
* Spirit Airlines Inc.	3,020	120
* Generac Holdings Inc.	2,673	119
Tetra Tech Inc.	2,405	118
* Proto Labs Inc.	1,077	117
SkyWest Inc.	2,095	115
* Moog Inc. Class A	1,363	114
Hillenbrand Inc.	2,544	112
* Colfax Corp.	3,503	111
* Clean Harbors Inc.	2,218	111
* TopBuild Corp.	1,588	111
MSA Safety Inc.	1,362	110
Applied Industrial Technologies Inc.	1,504	106
* Welbilt Inc.	5,258	104
* Advanced Energy Industries Inc.	1,565	104
GATX Corp.	1,496	103
Pitney Bowes Inc.	8,246	102
* Itron Inc.	1,456	102
Granite Construction Inc.	1,704	99
Korn/Ferry International	2,282	96
Herman Miller Inc.	2,661	96
* WageWorks Inc.	1,802	95
UniFirst Corp.	601	93
Exponent Inc.	1,149	89
Insperity Inc.	1,366	89
Watts Water Technologies Inc. Class A	1,179	89
* Esterline Technologies Corp.	1,169	86
Convergys Corp.	3,662	85
* Gardner Denver Holdings Inc.	2,651	85
KBR Inc.	5,436	82
* Navistar International Corp.	2,165	81
Allegiant Travel Co. Class A	482	80
* TriNet Group Inc.	1,698	80
Franklin Electric Co. Inc.	2,045	80
Hawaiian Holdings Inc.	2,222	80
* ExlService Holdings Inc.	1,401	80
ABM Industries Inc.	2,269	80
* SPX FLOW Inc.	1,633	80
* Axon Enterprise Inc.	2,271	79
Mobile Mini Inc.	1,856	78
* Harsco Corp.	3,767	76
Chicago Bridge & Iron Co. NV	4,347	76
Albany International Corp.	1,182	75
Covanta Holding Corp.	4,939	74
* Chart Industries Inc.	1,336	74
* Aerojet Rocketdyne Holdings Inc.	2,722	73
HNI Corp.	1,975	73
Brady Corp. Class A	1,938	72
Forward Air Corp.	1,326	72
* Saia Inc.	979	71
Cubic Corp.	1,129	69
* Herc Holdings Inc.	1,044	68
* FTI Consulting Inc.	1,427	68

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
EnPro Industries Inc.	930	67
Werner Enterprises Inc.	1,786	67
AAR Corp.	1,517	65
Kaman Corp.	1,049	64
* Hub Group Inc. Class A	1,432	63
* SPX Corp.	1,971	62
Actuant Corp. Class A	2,685	61
Federal Signal Corp.	2,842	61
* Atlas Air Worldwide Holdings Inc.	995	61
* Air Transport Services Group Inc.	2,263	60
Triumph Group Inc.	2,122	59
Triton International Ltd.	2,054	59
Badger Meter Inc.	1,220	58
ESCO Technologies Inc.	978	58
Sun Hydraulics Corp.	1,102	57
Wabash National Corp.	2,597	57
* Rush Enterprises Inc. Class A	1,329	56
ACCO Brands Corp.	4,464	56
Raven Industries Inc.	1,656	56
* Electronics For Imaging Inc.	2,007	55
Altra Industrial Motion Corp.	1,264	55
Matson Inc.	1,922	55
General Cable Corp.	1,850	55
Greenbrier Cos. Inc.	1,036	54
H&E Equipment Services Inc.	1,415	53
Standex International Corp.	552	53
* Sykes Enterprises Inc.	1,795	52
Astec Industries Inc.	873	51
Tennant Co.	785	51
Encore Wire Corp.	949	50
* Casella Waste Systems Inc. Class A	1,951	50
* OSI Systems Inc.	784	50
US Ecology Inc.	928	49
* Advanced Disposal Services Inc.	2,170	49
* TrueBlue Inc.	1,723	47
* Paylocity Holding Corp.	997	47
Knoll Inc.	2,190	47
* ICF International Inc.	816	47
AZZ Inc.	1,138	46
* Navigant Consulting Inc.	2,253	45
* Modine Manufacturing Co.	1,925	44
Briggs & Stratton Corp.	1,960	44
McGrath RentCorp	870	44
* TriMas Corp.	1,678	43
Steelcase Inc. Class A	3,182	43
Lindsay Corp.	490	43
* Milacron Holdings Corp.	1,991	43
Douglas Dynamics Inc.	958	43
* Aerovironment Inc.	849	42
ArcBest Corp.	1,273	42
Schneider National Inc. Class B	1,627	42
Quad/Graphics Inc.	1,581	42
* Tutor Perini Corp.	1,703	41
Heartland Express Inc.	2,104	41
* Kratos Defense & Security Solutions Inc.	3,400	41
Kelly Services Inc. Class A	1,378	41
Kadant Inc.	424	40
Primoris Services Corp.	1,618	40
Aircastle Ltd.	2,042	40
* Lydall Inc.	819	39
Ship Finance International Ltd.	2,683	39
MTS Systems Corp.	780	38
* CBIZ Inc.	2,102	38
Alamo Group Inc.	339	38

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	Columbus McKinnon Corp.	1,056	37
	Hyster-Yale Materials Handling Inc.	525	37
	Manitowoc Co. Inc.	1,224	36
*	Aegion Corp. Class A	1,561	36
*	FARO Technologies Inc.	599	36
*	Echo Global Logistics Inc.	1,313	35
*	Thermon Group Holdings Inc.	1,542	34
*	Astronics Corp.	870	34
*	Evoqua Water Technologies Corp.	1,428	33
*	Atkore International Group Inc.	1,493	32
*	CSW Industrials Inc.	688	32
	Marten Transport Ltd.	1,452	31
*	Huron Consulting Group Inc.	880	31
	Multi-Color Corp.	479	30
	CIRCOR International Inc.	645	30
	Titan International Inc.	2,357	30
	Heidrick & Struggles International Inc.	1,085	29
*	Control4 Corp.	1,155	28
*	Vicor Corp.	1,065	27
*	SEACOR Holdings Inc.	660	27
	Kimball International Inc. Class B	1,634	27
*	MYR Group Inc.	818	26
	Argan Inc.	655	26
*	InnerWorkings Inc.	2,742	25
*	TTEC Holdings Inc.	697	25
	Resources Connection Inc.	1,556	24
	Spartan Motors Inc.	1,625	24
*	DXP Enterprises Inc.	803	24
	GasLog Ltd.	1,390	23
*	Wesco Aircraft Holdings Inc.	2,561	23
	LSC Communications Inc.	1,573	23
	Barrett Business Services Inc.	308	23
*	International Seaways Inc.	1,395	23
	VSE Corp.	464	23
	Bristow Group Inc.	1,522	22
	RPX Corp.	2,175	22
*	Engility Holdings Inc.	778	21
	Gorman-Rupp Co.	793	21
*	Team Inc.	1,280	21
*	Energous Corp.	946	21
	RR Donnelley & Sons Co.	2,754	21
*	Textainer Group Holdings Ltd.	1,260	21
	Kforce Inc.	736	20
*	SP Plus Corp.	552	20
	CRA International Inc.	380	19
	Hackett Group Inc.	1,044	19
	Mesa Laboratories Inc.	143	19
	Scorpio Tankers Inc.	7,990	18
	DHT Holdings Inc.	4,570	17
	Scorpio Bulkers Inc.	2,207	17
	REV Group Inc.	632	17
*	CAI International Inc.	840	17
*	NV5 Global Inc.	387	17
*	Covenant Transportation Group Inc. Class A	640	17
*	Titan Machinery Inc.	818	16
	Essendant Inc.	2,014	16
	American Railcar Industries Inc.	425	16
*,^	Plug Power Inc.	8,445	16
*	Babcock & Wilcox Enterprises Inc.	2,437	15
	Park-Ohio Holdings Corp.	382	15
	Systemax Inc.	528	15
*	Sterling Construction Co. Inc.	1,217	15
^	Frontline Ltd.	3,761	15
*	Vectrus Inc.	527	14

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* Gener8 Maritime Inc.	2,571	14
Miller Industries Inc.	584	14
* Ducommun Inc.	499	14
* Ardmore Shipping Corp.	1,859	14
* ServiceSource International Inc.	3,785	14
* Layne Christensen Co.	858	13
* Mistras Group Inc.	664	13
* YRC Worldwide Inc.	1,491	13
Hurco Cos. Inc.	306	13
* Heritage-Crystal Clean Inc.	628	13
* GP Strategies Corp.	548	12
* Commercial Vehicle Group Inc.	1,175	12
* Liquidity Services Inc.	1,689	12
* Energy Recovery Inc.	1,662	11
* Great Lakes Dredge & Dock Corp.	2,437	11
Graham Corp.	537	11
* Hudson Technologies Inc.	1,771	11
Powell Industries Inc.	401	11
* HC2 Holdings Inc.	2,122	11
Hardinge Inc.	551	10
Nordic American Tankers Ltd.	4,539	9
* Dorian LPG Ltd.	1,258	9
* Hill International Inc.	1,657	9
Allied Motion Technologies Inc.	292	9
* Twin Disc Inc.	381	9
Costamare Inc.	1,568	9
NACCO Industries Inc. Class A	220	9
Advanced Emissions Solutions Inc.	933	9
* Orion Group Holdings Inc.	1,426	9
* Eagle Bulk Shipping Inc.	1,821	9
Teekay Tankers Ltd. Class A	7,689	9
FreightCar America Inc.	583	9
Preformed Line Products Co.	136	8
* Maxwell Technologies Inc.	1,419	8
* Willdan Group Inc.	374	8
* Vishay Precision Group Inc.	258	8
* Blue Bird Corp.	321	7
* Daseke Inc.	725	7
* Radiant Logistics Inc.	1,707	6
EnviroStar Inc.	183	6
* Information Services Group Inc.	1,467	6
* IES Holdings Inc.	373	6
Marlin Business Services Corp.	219	6
* StarTek Inc.	506	5
CECO Environmental Corp.	1,327	5
* Safe Bulkers Inc.	1,425	5
* Navios Maritime Holdings Inc.	3,989	5
* Genco Shipping & Trading Ltd.	354	5
* Roadrunner Transportation Systems Inc.	1,172	4
* ExOne Co.	518	4
BG Staffing Inc.	245	4
* Overseas Shipholding Group Inc. Class A	2,128	4
		129,165
Technology (20.5%)
Apple Inc.	216,776	38,612
Microsoft Corp.	316,764	29,703
* Facebook Inc. Class A	98,399	17,546
* Alphabet Inc. Class C	12,673	14,000
* Alphabet Inc. Class A	12,636	13,949
Intel Corp.	198,346	9,776
Cisco Systems Inc.	208,947	9,357
Oracle Corp.	123,013	6,233
NVIDIA Corp.	24,010	5,810
International Business Machines Corp.	35,715	5,565

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
Texas Instruments Inc.	42,170	4,569
* Adobe Systems Inc.	20,552	4,298
Broadcom Ltd.	17,038	4,199
QUALCOMM Inc.	62,330	4,051
* salesforce.com Inc.	27,893	3,243
Applied Materials Inc.	45,218	2,604
Activision Blizzard Inc.	31,372	2,294
* Micron Technology Inc.	46,298	2,260
Cognizant Technology Solutions Corp. Class A	24,523	2,011
* NXP Semiconductors NV	14,399	1,795
Intuit Inc.	10,064	1,679
HP Inc.	70,718	1,654
* Electronic Arts Inc.	12,726	1,574
Analog Devices Inc.	15,537	1,401
Lam Research Corp.	6,824	1,309
Hewlett Packard Enterprise Co.	68,452	1,273
DXC Technology Co.	12,004	1,231
Amphenol Corp. Class A	12,736	1,164
* ServiceNow Inc.	7,064	1,137
* Red Hat Inc.	7,521	1,109
Western Digital Corp.	12,530	1,091
Corning Inc.	36,246	1,054
* Autodesk Inc.	8,779	1,031
* Twitter Inc.	28,325	902
Microchip Technology Inc.	9,634	857
Skyworks Solutions Inc.	7,808	853
Harris Corp.	5,038	787
* IHS Markit Ltd.	16,320	768
KLA-Tencor Corp.	6,626	751
Xilinx Inc.	10,536	751
Motorola Solutions Inc.	6,903	733
Maxim Integrated Products Inc.	11,883	724
* Workday Inc. Class A	5,620	712
NetApp Inc.	11,429	692
Symantec Corp.	25,859	680
* Palo Alto Networks Inc.	3,749	650
* Dell Technologies Inc. Class V	8,665	644
* Arista Networks Inc.	2,233	602
* Citrix Systems Inc.	6,407	589
* ANSYS Inc.	3,602	576
* Splunk Inc.	5,865	547
* Synopsys Inc.	6,347	537
* Take-Two Interactive Software Inc.	4,713	527
CA Inc.	13,345	468
* Akamai Technologies Inc.	6,933	468
CDW Corp.	6,221	454
* Cadence Design Systems Inc.	11,677	453
* IAC/InterActiveCorp	2,920	435
* Qorvo Inc.	5,342	431
* Advanced Micro Devices Inc.	35,573	431
* VeriSign Inc.	3,668	426
* ON Semiconductor Corp.	17,740	424
* Gartner Inc.	3,678	417
Juniper Networks Inc.	15,685	402
Amdocs Ltd.	6,083	400
* F5 Networks Inc.	2,679	398
* VMware Inc. Class A	3,002	396
Marvell Technology Group Ltd.	16,822	395
Cognex Corp.	7,102	381
Teradyne Inc.	8,336	378
* IPG Photonics Corp.	1,536	377
Leidos Holdings Inc.	5,943	376
CDK Global Inc.	5,381	370
* GrubHub Inc.	3,704	368

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
SS&C Technologies Holdings Inc.	7,267	360
* PTC Inc.	4,854	358
* GoDaddy Inc. Class A	5,827	349
* Microsemi Corp.	4,986	324
* Fortinet Inc.	6,199	313
* Arrow Electronics Inc.	3,799	310
* CommScope Holding Co. Inc.	7,924	307
* Tyler Technologies Inc.	1,451	295
* Ultimate Software Group Inc.	1,196	285
CSRA Inc.	6,713	272
MKS Instruments Inc.	2,326	259
LogMeIn Inc.	2,207	255
* Guidewire Software Inc.	3,166	254
* Cavium Inc.	2,826	252
Cypress Semiconductor Corp.	13,850	242
* EPAM Systems Inc.	2,097	237
* Aspen Technology Inc.	3,027	234
Universal Display Corp.	1,792	233
* Black Knight Inc.	4,747	226
* Tableau Software Inc. Class A	2,694	220
* Coherent Inc.	1,042	218
Avnet Inc.	4,932	211
Sabre Corp.	9,104	209
* Atlassian Corp. plc Class A	3,815	207
Blackbaud Inc.	2,017	207
Entegris Inc.	6,208	206
* Paycom Software Inc.	2,082	206
DST Systems Inc.	2,441	203
* Nuance Communications Inc.	12,283	197
Jabil Inc.	7,150	194
* Proofpoint Inc.	1,788	192
Monolithic Power Systems Inc.	1,629	191
* ARRIS International plc	7,361	188
* Teradata Corp.	5,025	185
* Zendesk Inc.	4,129	178
* NCR Corp.	5,217	172
* Integrated Device Technology Inc.	5,627	171
* Silicon Laboratories Inc.	1,798	168
* RingCentral Inc. Class A	2,629	165
* Nutanix Inc.	4,391	160
* Lumentum Holdings Inc.	2,611	159
* Cree Inc.	4,172	158
* Tech Data Corp.	1,519	157
* HubSpot Inc.	1,389	154
* ViaSat Inc.	2,180	152
* CACI International Inc. Class A	989	147
SYNNEX Corp.	1,179	146
Dolby Laboratories Inc. Class A	2,256	146
* Yelp Inc. Class A	3,268	142
* Ciena Corp.	5,824	135
* Ellie Mae Inc.	1,461	130
Science Applications International Corp.	1,787	129
* Manhattan Associates Inc.	3,031	128
* RealPage Inc.	2,428	127
* FireEye Inc.	7,525	125
* ACI Worldwide Inc.	5,215	123
* Cirrus Logic Inc.	2,683	119
* EchoStar Corp. Class A	1,887	109
* Rogers Corp.	788	108
* Zynga Inc. Class A	31,167	108
* Verint Systems Inc.	2,741	107
InterDigital Inc.	1,465	105
Vishay Intertechnology Inc.	5,607	103
* Callidus Software Inc.	2,786	100

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* New Relic Inc.	1,381	99
* Mercury Systems Inc.	2,145	99
* II-VI Inc.	2,555	98
* Envestnet Inc.	1,773	98
* Anixter International Inc.	1,262	95
* Acxiom Corp.	3,419	94
Pegasystems Inc.	1,585	92
* Qualys Inc.	1,232	91
* NetScout Systems Inc.	3,414	91
* Viavi Solutions Inc.	9,403	90
* Box Inc.	3,757	90
* CommVault Systems Inc.	1,736	90
Ebix Inc.	1,075	90
* Semtech Corp.	2,649	89
Progress Software Corp.	1,889	89
* Sanmina Corp.	3,207	88
* Pure Storage Inc. Class A	4,050	88
* Cornerstone OnDemand Inc.	2,138	88
* Finisar Corp.	4,743	85
* iRobot Corp.	1,238	84
Plantronics Inc.	1,523	82
* Plexus Corp.	1,349	81
* Twilio Inc. Class A	2,350	80
* NETGEAR Inc.	1,424	79
Power Integrations Inc.	1,163	78
TiVo Corp.	5,137	77
* Five9 Inc.	2,532	77
* GTT Communications Inc.	1,467	76
* VeriFone Systems Inc.	4,463	74
* Cloudera Inc.	3,777	72
* TTM Technologies Inc.	4,333	70
ManTech International Corp. Class A	1,241	70
Brooks Automation Inc.	2,618	70
* Synaptics Inc.	1,494	69
* Novanta Inc.	1,235	69
* Ambarella Inc.	1,434	69
* Match Group Inc.	1,671	67
* Ubiquiti Networks Inc.	1,047	67
* Imperva Inc.	1,392	65
* Coupa Software Inc.	1,428	64
* MINDBODY Inc. Class A	1,772	63
* Benchmark Electronics Inc.	2,102	63
* Rambus Inc.	4,960	63
Methode Electronics Inc.	1,580	62
* Bottomline Technologies de Inc.	1,623	62
* Virtusa Corp.	1,290	62
* Infinera Corp.	5,952	59
* Extreme Networks Inc.	5,184	59
CSG Systems International Inc.	1,248	58
* Knowles Corp.	3,975	57
* MaxLinear Inc.	2,513	57
* Groupon Inc. Class A	13,235	57
* Insight Enterprises Inc.	1,543	54
* Diodes Inc.	1,781	54
* Oclaro Inc.	7,348	53
* Q2 Holdings Inc.	1,155	53
* Varonis Systems Inc.	890	50
Diebold Nixdorf Inc.	3,076	48
* MicroStrategy Inc. Class A	374	48
* Inphi Corp.	1,704	47
Xperi Corp.	2,132	47
* Blucora Inc.	2,005	47
* Fabrinet	1,533	46
* Amkor Technology Inc.	4,566	46

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

		Market
		Value
	Shares	($000)
* SPS Commerce Inc.	752	45
* ePlus Inc.	586	45
* FormFactor Inc.	3,411	45
* 3D Systems Corp.	4,511	43
* Hortonworks Inc.	2,356	42
Monotype Imaging Holdings Inc.	1,746	42
* Alteryx Inc. Class A	1,214	41
* MACOM Technology Solutions Holdings Inc.	1,918	41
* PROS Holdings Inc.	1,298	41
* Vocera Communications Inc.	1,458	40
* KEMET Corp.	2,213	40
* Okta Inc.	1,030	40
* Cray Inc.	1,815	40
* ScanSource Inc.	1,200	39
AVX Corp.	2,259	39
* Syntel Inc.	1,447	39
* LivePerson Inc.	2,648	38
NIC Inc.	2,789	38
* Stratasys Ltd.	2,049	37
* Rudolph Technologies Inc.	1,394	37
* CEVA Inc.	980	36
* Veeco Instruments Inc.	1,972	36
* Lattice Semiconductor Corp.	5,942	36
* Evolent Health Inc. Class A	2,429	36
* Alarm.com Holdings Inc.	978	35
* Carbonite Inc.	1,247	35
* CalAmp Corp.	1,466	34
ADTRAN Inc.	2,182	34
* Nanometrics Inc.	1,261	33
* TrueCar Inc.	2,983	33
* Inovalon Holdings Inc. Class A	2,717	33
* Super Micro Computer Inc.	1,799	33
* Web.com Group Inc.	1,740	31
* Acacia Communications Inc.	806	31
* Ultra Clean Holdings Inc.	1,613	31
* Unisys Corp.	2,621	29
* Perficient Inc.	1,491	29
Switch Inc.	2,009	28
Comtech Telecommunications Corp.	1,250	28
* CommerceHub Inc.	1,431	27
CTS Corp.	1,037	27
* Tucows Inc. Class A	458	26
* Rapid7 Inc.	994	26
* Everbridge Inc.	804	26
* Apptio Inc. Class A	863	25
* Electro Scientific Industries Inc.	1,385	25
* Axcelis Technologies Inc.	981	24
Cohu Inc.	1,178	24
* USA Technologies Inc.	2,871	23
* MuleSoft Inc. Class A	745	23
* Blackline Inc.	510	22
* Photronics Inc.	2,835	22
* Applied Optoelectronics Inc.	779	22
* Kimball Electronics Inc.	1,243	22
* VASCO Data Security International Inc.	1,772	21
* Endurance International Group Holdings Inc.	2,810	21
QAD Inc. Class A	430	19
* Synchronoss Technologies Inc.	1,981	18
* Model N Inc.	1,067	18
* pdvWireless Inc.	566	18
* Workiva Inc.	797	18
* Benefitfocus Inc.	746	18
* Glu Mobile Inc.	4,834	18
* Xcerra Corp.	1,781	18

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
*	Loral Space & Communications Inc.	399	18
	NVE Corp.	254	18
*	Ribbon Communications Inc.	2,678	17
*	Appfolio Inc.	427	17
*	A10 Networks Inc.	2,702	17
*	Alpha & Omega Semiconductor Ltd.	1,064	16
*	KeyW Holding Corp.	2,149	16
*	TechTarget Inc.	911	16
*	Limelight Networks Inc.	3,871	16
*	Ichor Holdings Ltd.	576	15
*	Immersion Corp.	1,279	15
*	Quantenna Communications Inc.	1,022	14
	Park Electrochemical Corp.	777	13
*	MobileIron Inc.	2,704	13
*	Digi International Inc.	1,191	12
*	Digimarc Corp.	471	12
*	PDF Solutions Inc.	1,086	12
	PC Connection Inc.	468	12
*	Mitek Systems Inc.	1,508	12
*	Harmonic Inc.	3,722	11
*	Brightcove Inc.	1,624	11
*	Impinj Inc.	868	11
*	Zix Corp.	2,658	11
*	Telenav Inc.	1,968	11
*	Sparton Corp.	473	11
*	ChannelAdvisor Corp.	1,206	11
*	Kopin Corp.	3,357	10
*	NeoPhotonics Corp.	1,689	10
*	Presidio Inc.	683	10
*	VirnetX Holding Corp.	2,500	10
*	Sigma Designs Inc.	1,602	10
*	Ooma Inc.	868	9
	Simulations Plus Inc.	591	9
*	Internap Corp.	700	9
*	AXT Inc.	1,218	9
*	Amber Road Inc.	968	9
*	EMCORE Corp.	1,638	9
	Bel Fuse Inc. Class B	501	9
*	Meet Group Inc.	3,237	8
	Reis Inc.	424	8
*	KVH Industries Inc.	798	8
*	Acacia Research Corp.	2,241	8
*	Avid Technology Inc.	1,471	7
*	SMART Global Holdings Inc.	190	7
*	Iteris Inc.	1,125	6
*	Intevac Inc.	963	6
*	Aerohive Networks Inc.	1,333	6
*	Clearfield Inc.	391	5
*	Quantum Corp.	1,332	5
*	Leaf Group Ltd.	607	5
*	GSI Technology Inc.	605	5
*	ForeScout Technologies Inc.	153	5
*	ARC Document Solutions Inc.	1,946	4
*	Rubicon Project Inc.	2,362	4
*	MicroVision Inc.	3,449	4
*	PCM Inc.	460	3
*	Global Eagle Entertainment Inc.	2,328	3
*,^	Veritone Inc.	151	2
*	Revolution Lighting Technologies Inc.	605	2
*	PlayAGS Inc.	81	2
			240,809
Utilities (4.5%)
	AT&T Inc.	259,926	9,435
	Verizon Communications Inc.	173,543	8,285

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
		Shares	($000)
	NextEra Energy Inc.	19,719	3,000
	Duke Energy Corp.	29,340	2,211
	Dominion Energy Inc.	27,025	2,002
	Southern Co.	41,659	1,794
	Exelon Corp.	39,952	1,480
	American Electric Power Co. Inc.	20,557	1,348
	Sempra Energy	10,681	1,164
	Public Service Enterprise Group Inc.	21,462	1,039
	Consolidated Edison Inc.	12,872	964
	Xcel Energy Inc.	21,600	935
	PG&E Corp.	21,561	886
	PPL Corp.	28,876	827
	Edison International	13,360	810
	WEC Energy Group Inc.	13,427	805
	DTE Energy Co.	7,606	767
	Eversource Energy	13,366	762
*	T-Mobile US Inc.	12,407	752
	CenturyLink Inc.	40,455	715
	FirstEnergy Corp.	19,052	616
	American Water Works Co. Inc.	7,599	603
	Entergy Corp.	7,425	563
	Ameren Corp.	10,110	549
	CMS Energy Corp.	11,827	502
	CenterPoint Energy Inc.	18,463	499
	Pinnacle West Capital Corp.	4,718	363
	Alliant Energy Corp.	9,369	362
	Atmos Energy Corp.	4,403	354
	NiSource Inc.	14,127	327
	NRG Energy Inc.	12,540	324
	UGI Corp.	7,272	313
	AES Corp.	27,998	304
	Westar Energy Inc. Class A	6,189	302
*	Zayo Group Holdings Inc.	8,017	287
	OGE Energy Corp.	8,690	272
	Great Plains Energy Inc.	9,143	267
	Aqua America Inc.	7,375	252
*	Calpine Corp.	15,407	235
	SCANA Corp.	5,734	228
	MDU Resources Group Inc.	8,384	220
	Vectren Corp.	3,622	218
*	Vistra Energy Corp.	10,353	196
	WGL Holdings Inc.	2,166	180
	IDACORP Inc.	2,222	180
	Portland General Electric Co.	3,943	157
	National Fuel Gas Co.	3,111	154
	ALLETE Inc.	2,217	151
	j2 Global Inc.	2,035	151
	New Jersey Resources Corp.	3,762	143
	Hawaiian Electric Industries Inc.	4,272	141
*,^	Sprint Corp.	26,924	140
	ONE Gas Inc.	2,173	138
	Spire Inc.	1,996	135
	Southwest Gas Holdings Inc.	1,979	130
	Avista Corp.	2,671	128
	PNM Resources Inc.	3,361	118
	Telephone & Data Systems Inc.	4,092	115
	Black Hills Corp.	2,215	113
	NorthWestern Corp.	2,137	109
	Avangrid Inc.	2,172	105
	Ormat Technologies Inc.	1,665	104
	South Jersey Industries Inc.	3,369	88
*	Vonage Holdings Corp.	8,600	87
	MGE Energy Inc.	1,563	82
	El Paso Electric Co.	1,646	80

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

					Market
					Value
				Shares	($000)
	American States Water Co.			1,487	79
	California Water Service Group			1,973	75
*	8x8 Inc.			3,987	73
	Cogent Communications Holdings Inc.			1,616	69
	Otter Tail Corp.			1,660	66
	Shenandoah Telecommunications Co.			1,902	62
	Northwest Natural Gas Co.			1,147	60
*	Dynegy Inc.			4,659	57
	Pattern Energy Group Inc. Class A			2,969	55
*	Boingo Wireless Inc.			1,763	47
	Chesapeake Utilities Corp.			693	46
	NRG Yield Inc.			2,852	45
*	Iridium Communications Inc.			3,272	38
	SJW Group			721	38
*	GCI Liberty Inc.			946	36
	ATN International Inc.			589	35
*	ORBCOMM Inc.			2,930	31
*	Cincinnati Bell Inc.			1,874	30
	Consolidated Communications Holdings Inc.			2,615	30
	Connecticut Water Service Inc.			577	30
*	United States Cellular Corp.			755	29
	Frontier Communications Corp.			4,052	29
*	Gogo Inc.			2,800	25
	Unitil Corp.			596	25
	NRG Yield Inc. Class A			1,386	21
*	Globalstar Inc.			21,421	20
	York Water Co.			668	19
	Middlesex Water Co.			433	15
	Windstream Holdings Inc.			9,679	15
	Artesian Resources Corp. Class A			437	15
	Spok Holdings Inc.			888	14
*	Atlantic Power Corp.			5,883	12
	IDT Corp. Class B			811	10
	Consolidated Water Co. Ltd.			768	10
*	Intelsat SA			1,795	9
	RGC Resources Inc.			334	8
*	AquaVenture Holdings Ltd.			611	8
	Spark Energy Inc. Class A			617	6
	Global Water Resources Inc.			559	5
*	Pure Cycle Corp.			582	5
	Genie Energy Ltd. Class B			851	4
					52,372
Total Common Stocks (Cost $924,988)					1,170,378
		Coupon
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
4,5	Vanguard Market Liquidity Fund	1.601%		32,470	3,246

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
6	United States Treasury Bill	1.602%	5/24/18	300	299
Total Temporary Cash Investments (Cost $3,546)					3,545

Vanguard® Russell 3000 Index Fund
Schedule of Investments
February 28, 2018

Total Investments (100.0%) (Cost $928,534)	1,173,923
Other Assets and Liabilities—Net (0.0%)[5]	(494)
Net Assets (100%)	1,173,429

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,295,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Security value determined using significant unobservable inputs.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $1,406,000 of collateral received for securities on loan.
6 Securities with a value of $209,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
U.S. Government Securities (0.2%)
	United States Treasury Note/Bond	2.000%	1/31/20	8,455	8,415
	United States Treasury Note/Bond	2.250%	2/29/20	1,700	1,700
	United States Treasury Note/Bond	1.875%	12/15/20	5,630	5,552
	United States Treasury Note/Bond	2.375%	1/31/23	2,000	1,975
	United States Treasury Note/Bond	2.625%	2/28/23	21,520	21,496
Total U.S. Government and Agency Obligations (Cost $39,199)					39,138
Corporate Bonds (99.1%)
Finance (41.5%)
	Banking (33.9%)
	American Express Co.	8.125%	5/20/19	2,154	2,297
	American Express Co.	2.200%	10/30/20	14,100	13,875
	American Express Co.	2.500%	8/1/22	34,725	33,539
	American Express Co.	2.650%	12/2/22	20,232	19,607
	American Express Co.	3.400%	2/27/23	20,000	19,957
	American Express Credit Corp.	2.125%	3/18/19	23,378	23,262
	American Express Credit Corp.	1.875%	5/3/19	22,423	22,260
	American Express Credit Corp.	2.250%	8/15/19	21,395	21,296
	American Express Credit Corp.	1.700%	10/30/19	3,152	3,105
	American Express Credit Corp.	2.200%	3/3/20	17,347	17,187
	American Express Credit Corp.	2.375%	5/26/20	28,375	28,064
	American Express Credit Corp.	2.600%	9/14/20	20,030	19,838
	American Express Credit Corp.	2.250%	5/5/21	26,716	26,022
	American Express Credit Corp.	2.700%	3/3/22	19,250	18,871
	Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	11,630	11,573
	Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	16,589	16,341
	Australia & New Zealand Banking Group Ltd.	2.050%	9/23/19	10,600	10,481
	Australia & New Zealand Banking Group Ltd.	2.125%	8/19/20	13,000	12,741
	Australia & New Zealand Banking Group Ltd.	2.250%	11/9/20	8,700	8,540
	Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	9,824	9,741
	Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	12,470	12,162
	Australia & New Zealand Banking Group Ltd.	2.550%	11/23/21	14,500	14,179
	Australia & New Zealand Banking Group Ltd.	2.625%	5/19/22	14,000	13,637
	Australia & New Zealand Banking Group Ltd.	2.625%	11/9/22	10,000	9,722
	Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	6,450	6,411
	Banco Santander SA	3.500%	4/11/22	11,050	11,025
	Banco Santander SA	3.125%	2/23/23	12,840	12,508
	Bancolombia SA	5.950%	6/3/21	8,350	8,959
	Bank of America Corp.	5.490%	3/15/19	3,700	3,805
	Bank of America Corp.	2.650%	4/1/19	33,808	33,825
	Bank of America Corp.	2.250%	4/21/20	38,123	37,667
	Bank of America Corp.	2.625%	10/19/20	39,346	38,935
	Bank of America Corp.	2.151%	11/9/20	21,125	20,681
	Bank of America Corp.	5.875%	1/5/21	1	1
	Bank of America Corp.	2.625%	4/19/21	27,803	27,399
	Bank of America Corp.	5.000%	5/13/21	1	1
1	Bank of America Corp.	2.369%	7/21/21	42,400	41,773
1	Bank of America Corp.	2.328%	10/1/21	31,100	30,558
1	Bank of America Corp.	2.738%	1/23/22	31,045	30,715
	Bank of America Corp.	5.700%	1/24/22	1,050	1,145
	Bank of America Corp.	2.503%	10/21/22	39,500	37,652
	Bank of America Corp.	3.300%	1/11/23	44,546	44,391
1	Bank of America Corp.	3.124%	1/20/23	25,115	24,966
1	Bank of America Corp.	2.881%	4/24/23	23,475	23,001
1	Bank of America Corp.	2.816%	7/21/23	25,400	24,772
1,2	Bank of America Corp.	3.004%	12/20/23	99,593	97,493
1	Bank of America Corp.	3.550%	3/5/24	40,000	39,898
	Bank of Montreal	1.500%	7/18/19	21,347	21,020
	Bank of Montreal	1.750%	9/11/19	1,000	986
	Bank of Montreal	2.100%	12/12/19	15,605	15,446
	Bank of Montreal	2.100%	6/15/20	13,518	13,304

1

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Montreal	1.900%	8/27/21	30,599	29,468
Bank of Montreal	2.350%	9/11/22	1,850	1,787
Bank of Montreal	2.550%	11/6/22	19,509	18,971
Bank of New York Mellon Corp.	2.200%	3/4/19	8,670	8,636
Bank of New York Mellon Corp.	2.200%	5/15/19	12,287	12,248
Bank of New York Mellon Corp.	5.450%	5/15/19	4,250	4,388
Bank of New York Mellon Corp.	2.300%	9/11/19	11,728	11,655
Bank of New York Mellon Corp.	4.600%	1/15/20	1,766	1,823
Bank of New York Mellon Corp.	2.150%	2/24/20	18,466	18,240
Bank of New York Mellon Corp.	2.600%	8/17/20	17,450	17,295
Bank of New York Mellon Corp.	2.450%	11/27/20	18,077	17,839
Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,062
Bank of New York Mellon Corp.	2.500%	4/15/21	13,986	13,755
Bank of New York Mellon Corp.	2.050%	5/3/21	21,380	20,754
Bank of New York Mellon Corp.	3.550%	9/23/21	13,015	13,235
Bank of New York Mellon Corp.	2.600%	2/7/22	14,300	13,976
Bank of New York Mellon Corp.	2.950%	1/29/23	14,720	14,503
1 Bank of New York Mellon Corp.	2.661%	5/16/23	17,375	16,944
Bank of Nova Scotia	2.050%	6/5/19	29,183	28,982
Bank of Nova Scotia	1.650%	6/14/19	27,435	27,105
Bank of Nova Scotia	2.150%	7/14/20	15,301	15,228
Bank of Nova Scotia	2.350%	10/21/20	19,885	19,625
Bank of Nova Scotia	2.500%	1/8/21	300	297
Bank of Nova Scotia	4.375%	1/13/21	5,900	6,146
Bank of Nova Scotia	2.450%	3/22/21	13,168	12,960
Bank of Nova Scotia	2.800%	7/21/21	11,864	11,779
Bank of Nova Scotia	2.700%	3/7/22	33,192	32,549
Bank of Nova Scotia	2.450%	9/19/22	4,995	4,840
Barclays Bank plc	5.125%	1/8/20	7,070	7,337
Barclays Bank plc	5.140%	10/14/20	11,435	11,877
Barclays Bank plc	2.650%	1/11/21	27,500	27,135
Barclays plc	2.750%	11/8/19	28,985	28,806
Barclays plc	2.875%	6/8/20	21,996	21,808
Barclays plc	3.250%	1/12/21	26,140	25,952
Barclays plc	3.200%	8/10/21	19,855	19,641
Barclays plc	3.684%	1/10/23	14,170	14,067
BB&T Corp.	2.050%	6/19/18	13,333	13,324
BB&T Corp.	6.850%	4/30/19	3,325	3,483
BB&T Corp.	5.250%	11/1/19	4,682	4,855
BB&T Corp.	2.450%	1/15/20	21,813	21,680
BB&T Corp.	2.625%	6/29/20	7,448	7,397
BB&T Corp.	2.150%	2/1/21	11,700	11,458
BB&T Corp.	2.050%	5/10/21	17,200	16,688
BB&T Corp.	3.950%	3/22/22	2,809	2,880
BB&T Corp.	2.750%	4/1/22	19,035	18,732
BNP Paribas SA	2.450%	3/17/19	16,485	16,458
BNP Paribas SA	2.375%	5/21/20	20,658	20,405
BNP Paribas SA	5.000%	1/15/21	30,070	31,580
BPCE SA	2.500%	7/15/19	9,315	9,269
BPCE SA	2.250%	1/27/20	18,105	17,853
BPCE SA	2.650%	2/3/21	7,120	7,007
BPCE SA	2.750%	12/2/21	21,945	21,488
2 BPCE SA	3.000%	5/22/22	4,300	4,215
Branch Banking & Trust Co.	1.450%	5/10/19	11,869	11,710
Branch Banking & Trust Co.	2.100%	1/15/20	8,525	8,420
Branch Banking & Trust Co.	2.250%	6/1/20	19,055	18,795
Branch Banking & Trust Co.	2.850%	4/1/21	7,346	7,324
Branch Banking & Trust Co.	2.625%	1/15/22	9,190	9,023
Canadian Imperial Bank of Commerce	1.600%	9/6/19	18,967	18,680
Canadian Imperial Bank of Commerce	2.100%	10/5/20	15,400	15,103
Canadian Imperial Bank of Commerce	2.700%	2/2/21	8,500	8,451
Canadian Imperial Bank of Commerce	2.550%	6/16/22	16,595	16,167
Capital One Bank USA NA	2.300%	6/5/19	7,175	7,127
Capital One Bank USA NA	8.800%	7/15/19	5,327	5,733

2

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital One Bank USA NA	3.375%	2/15/23	36,084	35,562
Capital One Financial Corp.	2.450%	4/24/19	17,815	17,761
Capital One Financial Corp.	2.500%	5/12/20	16,750	16,546
Capital One Financial Corp.	2.400%	10/30/20	4,925	4,836
Capital One Financial Corp.	4.750%	7/15/21	16,850	17,642
Capital One Financial Corp.	3.050%	3/9/22	4,050	3,974
Capital One Financial Corp.	3.200%	1/30/23	12,450	12,196
Capital One NA	2.400%	9/5/19	10,096	10,018
Capital One NA	1.850%	9/13/19	13,360	13,145
Capital One NA	2.350%	1/31/20	18,455	18,227
Capital One NA	2.950%	7/23/21	10,890	10,773
Capital One NA	2.250%	9/13/21	20,978	20,199
Capital One NA	2.650%	8/8/22	15,270	14,694
Citibank NA	2.000%	3/20/19	25,975	25,803
Citibank NA	1.850%	9/18/19	27,250	26,877
Citibank NA	2.100%	6/12/20	22,725	22,297
Citibank NA	2.125%	10/20/20	26,800	26,196
Citibank NA	2.850%	2/12/21	13,925	13,849
Citigroup Inc.	2.550%	4/8/19	28,144	28,089
Citigroup Inc.	8.500%	5/22/19	2,350	2,511
Citigroup Inc.	2.050%	6/7/19	14,850	14,725
Citigroup Inc.	2.500%	7/29/19	21,724	21,628
Citigroup Inc.	2.450%	1/10/20	20,565	20,395
Citigroup Inc.	2.400%	2/18/20	33,805	33,440
Citigroup Inc.	5.375%	8/9/20	9,504	10,021
Citigroup Inc.	2.650%	10/26/20	37,387	37,008
Citigroup Inc.	2.700%	3/30/21	34,282	33,857
Citigroup Inc.	2.350%	8/2/21	23,697	23,084
Citigroup Inc.	2.900%	12/8/21	43,271	42,683
Citigroup Inc.	4.500%	1/14/22	36,387	37,949
Citigroup Inc.	2.750%	4/25/22	31,150	30,482
Citigroup Inc.	4.050%	7/30/22	9,337	9,546
Citigroup Inc.	2.700%	10/27/22	15,500	15,044
1 Citigroup Inc.	3.142%	1/24/23	28,000	27,771
1 Citigroup Inc.	2.876%	7/24/23	34,275	33,427
Citizens Bank NA	2.500%	3/14/19	3,887	3,879
Citizens Bank NA	2.450%	12/4/19	4,939	4,905
Citizens Bank NA	2.250%	3/2/20	10,385	10,239
Citizens Bank NA	2.200%	5/26/20	12,450	12,261
Citizens Bank NA	2.250%	10/30/20	13,570	13,308
Citizens Bank NA	2.550%	5/13/21	19,730	19,381
Citizens Bank NA	2.650%	5/26/22	9,300	9,027
Citizens Financial Group Inc.	2.375%	7/28/21	2,000	1,947
Comerica Inc.	2.125%	5/23/19	7,575	7,506
Commonwealth Bank of Australia	2.250%	3/13/19	17,900	17,811
Commonwealth Bank of Australia	2.050%	3/15/19	7,865	7,816
Commonwealth Bank of Australia	2.300%	9/6/19	15,250	15,125
Commonwealth Bank of Australia	2.300%	3/12/20	2,800	2,766
Commonwealth Bank of Australia	2.400%	11/2/20	13,133	12,940
Commonwealth Bank of Australia	2.550%	3/15/21	13,557	13,325
2 Commonwealth Bank of Australia	2.750%	3/10/22	12,000	11,794
Compass Bank	2.750%	9/29/19	3,443	3,422
Compass Bank	2.875%	6/29/22	15,500	15,067
Cooperatieve Rabobank UA	1.375%	8/9/19	12,070	11,830
Cooperatieve Rabobank UA	2.250%	1/14/20	25,800	25,521
Cooperatieve Rabobank UA	4.500%	1/11/21	17,628	18,295
Cooperatieve Rabobank UA	2.500%	1/19/21	33,905	33,380
Cooperatieve Rabobank UA	2.750%	1/10/22	28,000	27,587
Cooperatieve Rabobank UA	3.875%	2/8/22	29,185	29,833
Cooperatieve Rabobank UA	3.950%	11/9/22	18,425	18,709
Cooperatieve Rabobank UA	2.750%	1/10/23	7,500	7,310
Credit Suisse AG	2.300%	5/28/19	43,371	43,129
Credit Suisse AG	5.300%	8/13/19	12,498	12,925
Credit Suisse AG	5.400%	1/14/20	19,942	20,730

3

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Credit Suisse AG	4.375%	8/5/20	3,555	3,668
Credit Suisse AG	3.000%	10/29/21	27,587	27,393
2 Credit Suisse Group AG	3.574%	1/9/23	12,250	12,236
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	21,560	21,402
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	34,008	33,888
Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	26,967	27,089
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	15,130	15,250
Deutsche Bank AG	2.850%	5/10/19	29,787	29,714
Deutsche Bank AG	2.700%	7/13/20	28,000	27,584
Deutsche Bank AG	2.950%	8/20/20	13,890	13,754
Deutsche Bank AG	3.125%	1/13/21	4,398	4,355
Deutsche Bank AG	3.150%	1/22/21	18,240	18,073
Deutsche Bank AG	3.375%	5/12/21	19,730	19,611
Deutsche Bank AG	4.250%	10/14/21	45,370	46,245
Deutsche Bank AG	3.300%	11/16/22	9,200	8,984
Deutsche Bank AG	3.950%	2/27/23	16,590	16,576
Discover Bank	7.000%	4/15/20	3,900	4,198
Discover Bank	3.100%	6/4/20	18,867	18,823
Discover Bank	3.200%	8/9/21	8,830	8,784
Discover Bank	3.350%	2/6/23	10,300	10,227
Discover Financial Services	5.200%	4/27/22	2,806	2,955
Discover Financial Services	3.850%	11/21/22	8,168	8,200
Fifth Third Bancorp	2.300%	3/1/19	7,475	7,454
Fifth Third Bancorp	2.875%	7/27/20	17,379	17,338
Fifth Third Bancorp	3.500%	3/15/22	5,204	5,254
Fifth Third Bancorp	2.600%	6/15/22	8,096	7,873
Fifth Third Bank	2.300%	3/15/19	14,210	14,172
Fifth Third Bank	2.375%	4/25/19	8,465	8,426
Fifth Third Bank	1.625%	9/27/19	7,975	7,837
Fifth Third Bank	2.200%	10/30/20	7,705	7,533
Fifth Third Bank	2.250%	6/14/21	14,023	13,673
Fifth Third Bank	2.875%	10/1/21	19,070	18,901
First Horizon National Corp.	3.500%	12/15/20	7,079	7,124
First Niagara Financial Group Inc.	6.750%	3/19/20	3,200	3,432
First Republic Bank	2.375%	6/17/19	4,720	4,699
First Republic Bank	2.500%	6/6/22	12,000	11,590
Goldman Sachs Group Inc.	2.000%	4/25/19	4,390	4,365
Goldman Sachs Group Inc.	1.950%	7/23/19	8,452	8,374
Goldman Sachs Group Inc.	2.550%	10/23/19	30,806	30,673
Goldman Sachs Group Inc.	2.300%	12/13/19	41,810	41,458
Goldman Sachs Group Inc.	5.375%	3/15/20	29,036	30,399
Goldman Sachs Group Inc.	2.600%	4/23/20	23,073	22,881
Goldman Sachs Group Inc.	6.000%	6/15/20	23,094	24,607
Goldman Sachs Group Inc.	2.750%	9/15/20	32,167	31,948
Goldman Sachs Group Inc.	2.600%	12/27/20	6,700	6,617
Goldman Sachs Group Inc.	2.875%	2/25/21	33,344	33,070
Goldman Sachs Group Inc.	2.625%	4/25/21	33,109	32,534
Goldman Sachs Group Inc.	5.250%	7/27/21	44,671	47,578
Goldman Sachs Group Inc.	2.350%	11/15/21	19,585	18,918
Goldman Sachs Group Inc.	5.750%	1/24/22	64,791	70,255
Goldman Sachs Group Inc.	3.000%	4/26/22	58,450	57,588
1 Goldman Sachs Group Inc.	2.876%	10/31/22	30,900	30,281
Goldman Sachs Group Inc.	3.625%	1/22/23	38,424	38,607
Goldman Sachs Group Inc.	3.200%	2/23/23	26,000	25,585
1 Goldman Sachs Group Inc.	2.908%	6/5/23	26,700	26,019
1 Goldman Sachs Group Inc.	2.905%	7/24/23	32,000	31,170
HSBC Bank USA NA	4.875%	8/24/20	12,601	13,109
HSBC Holdings plc	3.400%	3/8/21	39,330	39,877
HSBC Holdings plc	5.100%	4/5/21	30,040	31,666
HSBC Holdings plc	2.950%	5/25/21	33,079	32,811
HSBC Holdings plc	2.650%	1/5/22	50,435	48,996
HSBC Holdings plc	4.875%	1/14/22	7,615	8,016
HSBC Holdings plc	4.000%	3/30/22	22,560	23,098
1 HSBC Holdings plc	3.262%	3/13/23	43,662	43,342

4

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 HSBC Holdings plc	3.033%	11/22/23	4,000	3,923
HSBC USA Inc.	2.250%	6/23/19	9,600	9,548
HSBC USA Inc.	2.375%	11/13/19	24,795	24,609
HSBC USA Inc.	2.350%	3/5/20	26,130	25,811
HSBC USA Inc.	2.750%	8/7/20	20,989	20,866
HSBC USA Inc.	5.000%	9/27/20	8,954	9,357
Huntington Bancshares Inc.	7.000%	12/15/20	4,075	4,506
Huntington Bancshares Inc.	3.150%	3/14/21	10,778	10,798
Huntington Bancshares Inc.	2.300%	1/14/22	14,633	14,102
Huntington National Bank	2.200%	4/1/19	6,990	6,951
Huntington National Bank	2.375%	3/10/20	8,550	8,469
Huntington National Bank	2.400%	4/1/20	11,575	11,450
Huntington National Bank	2.875%	8/20/20	4,410	4,400
Huntington National Bank	2.500%	8/7/22	6,100	5,864
ING Groep NV	3.150%	3/29/22	25,351	25,113
2 Intesa Sanpaolo SPA	3.375%	1/12/23	2,800	2,742
2 Itau Corpbanca	3.875%	9/22/19	1,650	1,665
JPMorgan Chase & Co.	1.850%	3/22/19	23,704	23,539
JPMorgan Chase & Co.	6.300%	4/23/19	36,322	37,793
JPMorgan Chase & Co.	2.200%	10/22/19	15,285	15,151
JPMorgan Chase & Co.	2.250%	1/23/20	54,270	53,722
JPMorgan Chase & Co.	4.950%	3/25/20	18,119	18,876
JPMorgan Chase & Co.	2.750%	6/23/20	43,798	43,675
JPMorgan Chase & Co.	4.400%	7/22/20	27,126	28,058
JPMorgan Chase & Co.	4.250%	10/15/20	40,348	41,721
JPMorgan Chase & Co.	2.550%	10/29/20	34,728	34,402
JPMorgan Chase & Co.	2.550%	3/1/21	44,521	43,912
JPMorgan Chase & Co.	4.625%	5/10/21	23,505	24,588
JPMorgan Chase & Co.	2.400%	6/7/21	21,861	21,214
JPMorgan Chase & Co.	2.295%	8/15/21	49,711	48,370
JPMorgan Chase & Co.	4.350%	8/15/21	30,510	31,755
JPMorgan Chase & Co.	4.500%	1/24/22	46,435	48,597
JPMorgan Chase & Co.	3.250%	9/23/22	34,390	34,307
JPMorgan Chase & Co.	2.972%	1/15/23	18,000	17,692
JPMorgan Chase & Co.	3.200%	1/25/23	32,992	32,847
1 JPMorgan Chase & Co.	2.776%	4/25/23	17,700	17,331
JPMorgan Chase Bank NA	1.650%	9/23/19	13,173	12,975
1 JPMorgan Chase Bank NA	2.604%	2/1/21	16,000	15,951
KeyBank NA	2.350%	3/8/19	14,920	14,880
KeyBank NA	1.600%	8/22/19	9,665	9,513
KeyBank NA	2.500%	12/15/19	9,815	9,760
KeyBank NA	2.250%	3/16/20	13,748	13,586
KeyBank NA	2.500%	11/22/21	13,750	13,450
KeyBank NA	2.400%	6/9/22	1,000	967
KeyBank NA	2.300%	9/14/22	10,250	9,835
3 KeyBank NA	3.375%	3/7/23	5,900	5,899
1 KeyBank NA	3.180%	10/15/27	250	247
KeyCorp	2.900%	9/15/20	12,123	12,093
KeyCorp	5.100%	3/24/21	10,546	11,153
Lloyds Bank plc	2.700%	8/17/20	16,950	16,783
Lloyds Bank plc	6.375%	1/21/21	15,765	17,150
Lloyds Banking Group plc	3.100%	7/6/21	14,270	14,187
Lloyds Banking Group plc	3.000%	1/11/22	34,055	33,507
1 Lloyds Banking Group plc	2.907%	11/7/23	21,000	20,326
Manufacturers & Traders Trust Co.	2.250%	7/25/19	13,000	12,920
Manufacturers & Traders Trust Co.	2.100%	2/6/20	6,325	6,246
Manufacturers & Traders Trust Co.	2.050%	8/17/20	7,450	7,301
Manufacturers & Traders Trust Co.	2.625%	1/25/21	12,500	12,369
Manufacturers & Traders Trust Co.	2.500%	5/18/22	990	964
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	31,932	31,701
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	21,800	21,074
Mitsubishi UFJ Financial Group Inc.	2.998%	2/22/22	16,226	15,980
Mitsubishi UFJ Financial Group Inc.	2.665%	7/25/22	28,900	28,041
Mitsubishi UFJ Financial Group Inc.	3.455%	3/2/23	18,650	18,621

5

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mizuho Financial Group Inc.	2.273%	9/13/21	16,580	16,025
Mizuho Financial Group Inc.	2.953%	2/28/22	20,583	20,224
Mizuho Financial Group Inc.	2.601%	9/11/22	15,000	14,478
3 Mizuho Financial Group Inc.	3.549%	3/5/23	15,000	15,000
Morgan Stanley	7.300%	5/13/19	29,632	31,179
Morgan Stanley	2.375%	7/23/19	35,155	34,990
Morgan Stanley	5.625%	9/23/19	44,658	46,519
Morgan Stanley	5.500%	1/26/20	21,664	22,668
Morgan Stanley	2.650%	1/27/20	48,261	48,047
Morgan Stanley	2.800%	6/16/20	29,325	29,234
Morgan Stanley	5.500%	7/24/20	25,906	27,390
Morgan Stanley	5.750%	1/25/21	15,810	16,932
Morgan Stanley	2.500%	4/21/21	42,725	41,995
Morgan Stanley	5.500%	7/28/21	25,804	27,691
Morgan Stanley	2.625%	11/17/21	44,756	43,839
Morgan Stanley	2.750%	5/19/22	61,400	60,015
Morgan Stanley	4.875%	11/1/22	27,400	28,914
Morgan Stanley	3.125%	1/23/23	30,415	29,909
Morgan Stanley	3.750%	2/25/23	28,932	29,356
MUFG Americas Holdings Corp.	2.250%	2/10/20	16,425	16,200
MUFG Americas Holdings Corp.	3.500%	6/18/22	3,275	3,293
MUFG Union Bank NA	2.250%	5/6/19	5,366	5,333
National Australia Bank Ltd.	1.375%	7/12/19	11,670	11,460
National Australia Bank Ltd.	2.250%	1/10/20	2,450	2,426
National Australia Bank Ltd.	2.125%	5/22/20	24,500	24,074
National Australia Bank Ltd.	2.625%	7/23/20	17,375	17,226
National Australia Bank Ltd.	2.625%	1/14/21	18,730	18,525
National Australia Bank Ltd.	1.875%	7/12/21	16,925	16,255
National Australia Bank Ltd.	2.800%	1/10/22	21,500	21,183
National Australia Bank Ltd.	2.500%	5/22/22	11,717	11,355
National Australia Bank Ltd.	3.000%	1/20/23	8,850	8,696
National Bank of Canada	2.150%	6/12/20	12,469	12,286
National Bank of Canada	2.200%	11/2/20	15,250	14,978
National City Corp.	6.875%	5/15/19	10,935	11,451
Northern Trust Corp.	3.450%	11/4/20	6,175	6,281
Northern Trust Corp.	3.375%	8/23/21	5,855	5,945
Northern Trust Corp.	2.375%	8/2/22	8,476	8,249
People's United Financial Inc.	3.650%	12/6/22	6,900	6,969
PNC Bank NA	1.950%	3/4/19	24,150	24,002
PNC Bank NA	2.250%	7/2/19	13,276	13,196
PNC Bank NA	1.450%	7/29/19	18,425	18,074
PNC Bank NA	2.400%	10/18/19	11,257	11,186
PNC Bank NA	2.000%	5/19/20	11,925	11,704
PNC Bank NA	2.300%	6/1/20	8,665	8,551
PNC Bank NA	2.600%	7/21/20	3,650	3,625
PNC Bank NA	2.450%	11/5/20	29,213	28,814
PNC Bank NA	2.500%	1/22/21	16,500	16,271
PNC Bank NA	2.150%	4/29/21	16,560	16,122
PNC Bank NA	2.550%	12/9/21	7,450	7,304
PNC Bank NA	2.625%	2/17/22	17,125	16,776
PNC Bank NA	2.700%	11/1/22	7,725	7,488
PNC Bank NA	2.950%	1/30/23	9,330	9,133
PNC Financial Services Group Inc.	2.854%	11/9/22	6,935	6,794
PNC Funding Corp.	6.700%	6/10/19	5,855	6,143
PNC Funding Corp.	5.125%	2/8/20	15,568	16,217
PNC Funding Corp.	4.375%	8/11/20	5,470	5,659
PNC Funding Corp.	3.300%	3/8/22	19,525	19,671
RBC USA Holdco Corp.	5.250%	9/15/20	2,050	2,165
Regions Bank	2.750%	4/1/21	7,575	7,525
Regions Financial Corp.	3.200%	2/8/21	13,598	13,626
Regions Financial Corp.	2.750%	8/14/22	14,140	13,788
Royal Bank of Canada	2.150%	3/15/19	15,192	15,121
Royal Bank of Canada	1.625%	4/15/19	24,302	24,050
Royal Bank of Canada	1.500%	7/29/19	26,400	25,973

6

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Royal Bank of Canada	2.125%	3/2/20	24,200	23,913
Royal Bank of Canada	2.150%	3/6/20	10,507	10,379
Royal Bank of Canada	2.150%	10/26/20	15,737	15,478
Royal Bank of Canada	2.350%	10/30/20	21,390	21,124
Royal Bank of Canada	2.500%	1/19/21	19,925	19,709
Royal Bank of Canada	2.750%	2/1/22	8,575	8,475
Royal Bank of Scotland Group plc	6.400%	10/21/19	9,161	9,632
1 Royal Bank of Scotland Group plc	3.498%	5/15/23	32,800	32,311
Royal Bank of Scotland plc	5.625%	8/24/20	100	105
Santander Holdings USA Inc.	2.700%	5/24/19	9,983	9,966
Santander Holdings USA Inc.	2.650%	4/17/20	9,554	9,478
2 Santander Holdings USA Inc.	3.700%	3/28/22	24,250	24,106
2 Santander Holdings USA Inc.	3.400%	1/18/23	6,998	6,844
Santander UK Group Holdings plc	2.875%	10/16/20	7,216	7,154
Santander UK Group Holdings plc	3.125%	1/8/21	23,930	23,820
Santander UK Group Holdings plc	2.875%	8/5/21	18,049	17,605
Santander UK Group Holdings plc	3.571%	1/10/23	18,899	18,742
1 Santander UK Group Holdings plc	3.373%	1/5/24	12,000	11,789
Santander UK plc	2.500%	3/14/19	32,995	32,954
Santander UK plc	2.350%	9/10/19	13,875	13,754
Santander UK plc	2.375%	3/16/20	2,906	2,873
Santander UK plc	2.125%	11/3/20	14,650	14,320
Santander UK plc	2.500%	1/5/21	975	963
Skandinaviska Enskilda Banken AB	1.500%	9/13/19	1,000	981
Skandinaviska Enskilda Banken AB	2.300%	3/11/20	13,820	13,667
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	15,664	15,417
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	23,790	22,726
Skandinaviska Enskilda Banken AB	2.800%	3/11/22	9,850	9,692
State Street Corp.	2.550%	8/18/20	22,766	22,610
State Street Corp.	4.375%	3/7/21	7,069	7,356
State Street Corp.	1.950%	5/19/21	9,527	9,235
1 State Street Corp.	2.653%	5/15/23	11,700	11,474
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	16,061	15,942
Sumitomo Mitsui Banking Corp.	2.092%	10/18/19	18,050	17,826
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	30,291	30,026
Sumitomo Mitsui Banking Corp.	2.514%	1/17/20	16,325	16,238
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	8,540	8,478
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,775	3,724
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	8,417	8,366
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	2,750	2,696
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	21,107	21,022
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	12,840	12,389
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	27,350	26,655
Sumitomo Mitsui Financial Group Inc.	2.846%	1/11/22	14,000	13,757
Sumitomo Mitsui Financial Group Inc.	2.784%	7/12/22	30,400	29,684
Sumitomo Mitsui Financial Group Inc.	2.778%	10/18/22	10,500	10,175
Sumitomo Mitsui Financial Group Inc.	3.102%	1/17/23	15,000	14,801
SunTrust Bank	2.250%	1/31/20	5,732	5,659
1 SunTrust Bank	2.590%	1/29/21	10,650	10,597
SunTrust Bank	2.450%	8/1/22	13,800	13,340
SunTrust Bank	3.000%	2/2/23	7,725	7,604
SunTrust Banks Inc.	2.500%	5/1/19	8,423	8,402
SunTrust Banks Inc.	2.900%	3/3/21	10,664	10,614
SunTrust Banks Inc.	2.700%	1/27/22	14,013	13,719
Svenska Handelsbanken AB	2.250%	6/17/19	11,172	11,117
Svenska Handelsbanken AB	1.500%	9/6/19	15,670	15,398
Svenska Handelsbanken AB	1.950%	9/8/20	13,500	13,166
Svenska Handelsbanken AB	2.400%	10/1/20	16,066	15,829
Svenska Handelsbanken AB	2.450%	3/30/21	15,069	14,755
Svenska Handelsbanken AB	1.875%	9/7/21	13,600	13,008
Synchrony Bank	3.000%	6/15/22	14,700	14,348
Synchrony Financial	3.000%	8/15/19	13,500	13,505
Synchrony Financial	2.700%	2/3/20	11,830	11,750
Synchrony Financial	3.750%	8/15/21	13,568	13,738

7

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Synovus Financial Corp.	3.125%	11/1/22	3,775	3,688
Toronto-Dominion Bank	2.125%	7/2/19	33,000	32,792
Toronto-Dominion Bank	1.450%	8/13/19	25,300	24,886
Toronto-Dominion Bank	2.250%	11/5/19	23,331	23,176
Toronto-Dominion Bank	1.850%	9/11/20	1,800	1,761
Toronto-Dominion Bank	2.500%	12/14/20	33,919	33,595
Toronto-Dominion Bank	2.550%	1/25/21	7,355	7,287
Toronto-Dominion Bank	2.125%	4/7/21	26,815	26,161
Toronto-Dominion Bank	1.800%	7/13/21	24,881	23,936
UBS AG	2.375%	8/14/19	46,012	45,761
UBS AG	2.350%	3/26/20	20,635	20,392
UBS AG	4.875%	8/4/20	8,377	8,745
US Bancorp	2.200%	4/25/19	6,357	6,330
US Bancorp	2.350%	1/29/21	9,430	9,290
US Bancorp	4.125%	5/24/21	13,243	13,709
US Bancorp	2.625%	1/24/22	18,804	18,500
US Bancorp	3.000%	3/15/22	14,147	14,127
US Bancorp	2.950%	7/15/22	23,866	23,578
US Bank NA	1.400%	4/26/19	19,025	18,791
US Bank NA	2.125%	10/28/19	19,825	19,638
US Bank NA	2.350%	1/23/20	11,500	11,425
US Bank NA	2.000%	1/24/20	17,100	16,865
US Bank NA	2.050%	10/23/20	16,875	16,542
US Bank NA	2.850%	1/23/23	10,000	9,853
Wells Fargo & Co.	2.125%	4/22/19	32,017	31,826
Wells Fargo & Co.	2.150%	1/30/20	24,127	23,788
Wells Fargo & Co.	2.600%	7/22/20	36,481	36,196
Wells Fargo & Co.	2.550%	12/7/20	37,034	36,584
Wells Fargo & Co.	3.000%	1/22/21	15,416	15,380
Wells Fargo & Co.	2.500%	3/4/21	33,810	33,170
Wells Fargo & Co.	4.600%	4/1/21	29,347	30,617
Wells Fargo & Co.	2.100%	7/26/21	43,541	42,057
Wells Fargo & Co.	3.500%	3/8/22	33,034	33,222
Wells Fargo & Co.	2.625%	7/22/22	46,800	45,467
Wells Fargo & Co.	3.069%	1/24/23	53,627	52,758
Wells Fargo & Co.	3.450%	2/13/23	25,575	25,382
Wells Fargo Bank NA	1.750%	5/24/19	37,920	37,568
Wells Fargo Bank NA	2.150%	12/6/19	30,656	30,336
Wells Fargo Bank NA	2.400%	1/15/20	22,450	22,255
Wells Fargo Bank NA	2.600%	1/15/21	37,204	36,732
Westpac Banking Corp.	1.650%	5/13/19	10,485	10,365
Westpac Banking Corp.	1.600%	8/19/19	27,250	26,812
Westpac Banking Corp.	4.875%	11/19/19	26,985	27,902
Westpac Banking Corp.	2.150%	3/6/20	21,321	21,032
Westpac Banking Corp.	2.300%	5/26/20	15,320	15,113
Westpac Banking Corp.	2.600%	11/23/20	15,167	15,018
Westpac Banking Corp.	2.650%	1/25/21	195	193
Westpac Banking Corp.	2.100%	5/13/21	13,230	12,836
Westpac Banking Corp.	2.000%	8/19/21	22,125	21,392
Westpac Banking Corp.	2.800%	1/11/22	16,000	15,787
Westpac Banking Corp.	2.500%	6/28/22	19,400	18,826
Westpac Banking Corp.	2.750%	1/11/23	8,500	8,258
Brokerage (0.9%)
Ameriprise Financial Inc.	7.300%	6/28/19	4,765	5,055
Ameriprise Financial Inc.	5.300%	3/15/20	10,395	10,907
BGC Partners Inc.	5.375%	12/9/19	2,050	2,114
BGC Partners Inc.	5.125%	5/27/21	2,250	2,322
BlackRock Inc.	5.000%	12/10/19	21,481	22,364
BlackRock Inc.	4.250%	5/24/21	9,172	9,498
BlackRock Inc.	3.375%	6/1/22	5,775	5,822
Cboe Global Markets Inc.	1.950%	6/28/19	3,450	3,415
Charles Schwab Corp.	4.450%	7/22/20	6,008	6,252
Charles Schwab Corp.	2.650%	1/25/23	15,650	15,250

8

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CME Group Inc.	3.000%	9/15/22	3,900	3,884
E*TRADE Financial Corp.	2.950%	8/24/22	10,050	9,791
Franklin Resources Inc.	4.625%	5/20/20	3,225	3,348
Franklin Resources Inc.	2.800%	9/15/22	3,200	3,133
Intercontinental Exchange Inc.	2.750%	12/1/20	15,995	15,938
Intercontinental Exchange Inc.	2.350%	9/15/22	1,380	1,334
Invesco Finance plc	3.125%	11/30/22	8,167	8,112
Jefferies Group LLC	8.500%	7/15/19	7,102	7,614
Jefferies Group LLC	6.875%	4/15/21	10,485	11,533
Jefferies Group LLC	5.125%	1/20/23	7,940	8,435
Lazard Group LLC	4.250%	11/14/20	7,680	7,909
Nasdaq Inc.	5.550%	1/15/20	9,612	10,057
Nomura Holdings Inc.	2.750%	3/19/19	14,450	14,469
Nomura Holdings Inc.	6.700%	3/4/20	16,250	17,289
Stifel Financial Corp.	3.500%	12/1/20	6,575	6,580
TD Ameritrade Holding Corp.	5.600%	12/1/19	6,000	6,298
TD Ameritrade Holding Corp.	2.950%	4/1/22	13,985	13,889
Finance Companies (1.4%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.750%	5/15/19	13,886	14,007
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.250%	7/1/20	7,970	8,139
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	10/30/20	15,972	16,511
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.500%	5/15/21	14,236	14,663
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	5.000%	10/1/21	13,787	14,442
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.950%	2/1/22	14,233	14,358
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.500%	5/26/22	6,365	6,333
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.625%	7/1/22	10,714	11,129
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.300%	1/23/23	3,545	3,465
Air Lease Corp.	2.125%	1/15/20	6,224	6,126
Air Lease Corp.	4.750%	3/1/20	4,769	4,931
Air Lease Corp.	2.500%	3/1/21	4,100	4,028
Air Lease Corp.	3.875%	4/1/21	6,229	6,347
Air Lease Corp.	3.375%	6/1/21	14,050	14,108
Air Lease Corp.	3.750%	2/1/22	3,345	3,388
Air Lease Corp.	2.625%	7/1/22	9,030	8,719
Air Lease Corp.	2.750%	1/15/23	4,000	3,862
Ares Capital Corp.	3.875%	1/15/20	7,325	7,394
Ares Capital Corp.	3.625%	1/19/22	10,425	10,271
Ares Capital Corp.	3.500%	2/10/23	9,025	8,723
FS Investment Corp.	4.000%	7/15/19	4,000	4,015
FS Investment Corp.	4.250%	1/15/20	3,475	3,506
GATX Corp.	2.500%	3/15/19	1,190	1,186
GATX Corp.	2.500%	7/30/19	3,875	3,851
GATX Corp.	2.600%	3/30/20	5,050	5,006
GATX Corp.	4.850%	6/1/21	3,925	4,108
GE Capital International Funding Co. Unlimited Co.	2.342%	11/15/20	80,080	78,398
International Lease Finance Corp.	5.875%	4/1/19	9,905	10,227
International Lease Finance Corp.	6.250%	5/15/19	13,589	14,082
International Lease Finance Corp.	8.250%	12/15/20	21,049	23,680
International Lease Finance Corp.	4.625%	4/15/21	5,850	6,040
International Lease Finance Corp.	8.625%	1/15/22	7,390	8,692
International Lease Finance Corp.	5.875%	8/15/22	10,544	11,453
Prospect Capital Corp.	5.000%	7/15/19	2,573	2,622
Insurance (3.3%)
AEGON Funding Co. LLC	5.750%	12/15/20	5,901	6,298
Aetna Inc.	2.200%	3/15/19	9,730	9,681
Aetna Inc.	4.125%	6/1/21	5,374	5,503
Aetna Inc.	2.750%	11/15/22	8,561	8,267
Aflac Inc.	2.400%	3/16/20	5,946	5,915
Aflac Inc.	4.000%	2/15/22	5,425	5,583
Alleghany Corp.	5.625%	9/15/20	1,400	1,483
Alleghany Corp.	4.950%	6/27/22	7,000	7,398
Allied World Assurance Co. Holdings Ltd.	5.500%	11/15/20	2,625	2,764
Allstate Corp.	7.450%	5/16/19	328	346

9

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alterra Finance LLC	6.250%	9/30/20	5,870	6,301
American International Group Inc.	2.300%	7/16/19	10,265	10,191
American International Group Inc.	3.375%	8/15/20	8,780	8,869
American International Group Inc.	6.400%	12/15/20	8,850	9,609
American International Group Inc.	3.300%	3/1/21	22,272	22,325
American International Group Inc.	4.875%	6/1/22	22,278	23,540
Anthem Inc.	2.250%	8/15/19	15,645	15,499
Anthem Inc.	4.350%	8/15/20	7,655	7,926
Anthem Inc.	2.500%	11/21/20	12,500	12,352
Anthem Inc.	3.700%	8/15/21	8,285	8,401
Anthem Inc.	3.125%	5/15/22	13,159	13,034
Anthem Inc.	2.950%	12/1/22	13,975	13,714
Anthem Inc.	3.300%	1/15/23	8,525	8,446
Aon Corp.	5.000%	9/30/20	8,956	9,389
Aon plc	2.800%	3/15/21	4,687	4,667
AXIS Specialty Finance LLC	5.875%	6/1/20	6,842	7,233
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	24,554	24,387
Berkshire Hathaway Finance Corp.	1.300%	8/15/19	12,690	12,492
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	6,666	6,702
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	9,427	9,796
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	8,470	8,480
Berkshire Hathaway Inc.	2.100%	8/14/19	13,027	12,965
Berkshire Hathaway Inc.	2.200%	3/15/21	12,137	11,897
Berkshire Hathaway Inc.	3.750%	8/15/21	6,332	6,509
Berkshire Hathaway Inc.	3.400%	1/31/22	5,334	5,410
Berkshire Hathaway Inc.	3.000%	2/11/23	8,281	8,266
Chubb INA Holdings Inc.	5.900%	6/15/19	4,785	4,991
Chubb INA Holdings Inc.	2.300%	11/3/20	24,187	23,881
Chubb INA Holdings Inc.	2.875%	11/3/22	8,900	8,825
Cigna Corp.	5.125%	6/15/20	3,780	3,960
Cigna Corp.	4.375%	12/15/20	1,750	1,809
Cigna Corp.	4.500%	3/15/21	3,074	3,183
Cigna Corp.	4.000%	2/15/22	10,290	10,551
CNA Financial Corp.	5.875%	8/15/20	6,758	7,175
CNA Financial Corp.	5.750%	8/15/21	4,850	5,245
Coventry Health Care Inc.	5.450%	6/15/21	9,729	10,342
Enstar Group Ltd.	4.500%	3/10/22	4,100	4,120
Hartford Financial Services Group Inc.	5.500%	3/30/20	8,604	9,047
Hartford Financial Services Group Inc.	5.125%	4/15/22	13,394	14,302
Humana Inc.	2.625%	10/1/19	8,705	8,674
Humana Inc.	3.150%	12/1/22	9,641	9,549
Humana Inc.	2.900%	12/15/22	6,500	6,360
Lincoln National Corp.	8.750%	7/1/19	1,827	1,973
Lincoln National Corp.	6.250%	2/15/20	3,675	3,899
Lincoln National Corp.	4.850%	6/24/21	3,625	3,821
Lincoln National Corp.	4.200%	3/15/22	3,612	3,727
Manulife Financial Corp.	4.900%	9/17/20	7,124	7,444
Markel Corp.	4.900%	7/1/22	4,955	5,223
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	7,810	7,789
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	6,126	6,077
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	7,781	8,173
Marsh & McLennan Cos. Inc.	2.750%	1/30/22	15,985	15,694
MetLife Inc.	4.750%	2/8/21	16,925	17,734
MetLife Inc.	3.048%	12/15/22	2,850	2,823
PartnerRe Finance B LLC	5.500%	6/1/20	6,710	7,038
Primerica Inc.	4.750%	7/15/22	4,944	5,180
Principal Financial Group Inc.	3.300%	9/15/22	5,835	5,809
1 Principal Financial Group Inc.	4.700%	5/15/55	3,800	3,819
Progressive Corp.	3.750%	8/23/21	7,749	7,901
Protective Life Corp.	7.375%	10/15/19	5,425	5,802
Prudential Financial Inc.	7.375%	6/15/19	9,549	10,124
Prudential Financial Inc.	2.350%	8/15/19	6,200	6,173
Prudential Financial Inc.	5.375%	6/21/20	14,519	15,332
Prudential Financial Inc.	4.500%	11/15/20	6,400	6,660

10

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	4.500%	11/16/21	6,200	6,488
1 Prudential Financial Inc.	5.875%	9/15/42	11,500	12,323
Reinsurance Group of America Inc.	6.450%	11/15/19	4,845	5,126
Reinsurance Group of America Inc.	5.000%	6/1/21	7,125	7,475
Torchmark Corp.	9.250%	6/15/19	3,000	3,241
Torchmark Corp.	3.800%	9/15/22	3,080	3,120
Travelers Cos. Inc.	5.900%	6/2/19	2,524	2,625
Travelers Cos. Inc.	3.900%	11/1/20	4,265	4,374
Trinity Acquisition plc	3.500%	9/15/21	5,454	5,449
UnitedHealth Group Inc.	1.625%	3/15/19	9,715	9,635
UnitedHealth Group Inc.	2.300%	12/15/19	8,725	8,684
UnitedHealth Group Inc.	2.700%	7/15/20	24,421	24,390
UnitedHealth Group Inc.	1.950%	10/15/20	13,640	13,358
UnitedHealth Group Inc.	3.875%	10/15/20	4,804	4,930
UnitedHealth Group Inc.	4.700%	2/15/21	5,692	5,947
UnitedHealth Group Inc.	2.125%	3/15/21	11,282	11,018
UnitedHealth Group Inc.	3.375%	11/15/21	7,100	7,165
UnitedHealth Group Inc.	2.875%	12/15/21	15,600	15,537
UnitedHealth Group Inc.	2.875%	3/15/22	9,572	9,481
UnitedHealth Group Inc.	3.350%	7/15/22	11,078	11,182
UnitedHealth Group Inc.	2.375%	10/15/22	11,100	10,724
UnitedHealth Group Inc.	2.750%	2/15/23	5,850	5,736
Unum Group	5.625%	9/15/20	2,143	2,275
Unum Group	3.000%	5/15/21	4,520	4,482
Willis Towers Watson plc	5.750%	3/15/21	4,165	4,453
WR Berkley Corp.	7.375%	9/15/19	1,282	1,364
WR Berkley Corp.	5.375%	9/15/20	3,175	3,344
WR Berkley Corp.	4.625%	3/15/22	6,191	6,463
XLIT Ltd.	5.750%	10/1/21	4,635	5,008
Other Finance (0.0%)
ORIX Corp.	2.900%	7/18/22	10,100	9,865

Real Estate Investment Trusts (2.0%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	4,752	4,735
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	8,636	9,018
American Campus Communities Operating Partnership LP	3.350%	10/1/20	5,520	5,571
AvalonBay Communities Inc.	6.100%	3/15/20	750	797
AvalonBay Communities Inc.	3.625%	10/1/20	6,305	6,409
AvalonBay Communities Inc.	3.950%	1/15/21	1,125	1,152
AvalonBay Communities Inc.	2.950%	9/15/22	5,200	5,146
Boston Properties LP	5.875%	10/15/19	10,762	11,234
Boston Properties LP	5.625%	11/15/20	6,475	6,899
Boston Properties LP	4.125%	5/15/21	9,095	9,384
Boston Properties LP	3.850%	2/1/23	15,677	16,059
Brixmor Operating Partnership LP	3.875%	8/15/22	5,552	5,590
Camden Property Trust	4.625%	6/15/21	1,100	1,149
Camden Property Trust	2.950%	12/15/22	8,925	8,730
Corporate Office Properties LP	3.700%	6/15/21	4,020	4,037
DDR Corp.	4.625%	7/15/22	8,525	8,851
Digital Realty Trust LP	5.875%	2/1/20	6,100	6,398
Digital Realty Trust LP	3.400%	10/1/20	4,800	4,856
Digital Realty Trust LP	5.250%	3/15/21	11,479	12,129
Digital Realty Trust LP	3.950%	7/1/22	6,960	7,138
Digital Realty Trust LP	3.625%	10/1/22	6,716	6,788
Digital Realty Trust LP	2.750%	2/1/23	3,762	3,647
Duke Realty LP	3.875%	2/15/21	3,050	3,112
Duke Realty LP	4.375%	6/15/22	650	677
Duke Realty LP	3.875%	10/15/22	5,293	5,409
EPR Properties	5.750%	8/15/22	4,845	5,182
ERP Operating LP	2.375%	7/1/19	6,390	6,374
ERP Operating LP	4.750%	7/15/20	4,675	4,870
ERP Operating LP	4.625%	12/15/21	13,406	14,133
Essex Portfolio LP	5.200%	3/15/21	2,700	2,843

11

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Essex Portfolio LP	3.625%	8/15/22	1,300	1,310
Government Properties Income Trust	3.750%	8/15/19	2,745	2,748
Government Properties Income Trust	4.000%	7/15/22	6,500	6,500
HCP Inc.	2.625%	2/1/20	23,308	23,169
HCP Inc.	5.375%	2/1/21	2,715	2,871
HCP Inc.	3.150%	8/1/22	3,871	3,840
HCP Inc.	4.000%	12/1/22	3,575	3,672
Healthcare Trust of America Holdings LP	3.375%	7/15/21	4,040	4,047
Healthcare Trust of America Holdings LP	2.950%	7/1/22	8,603	8,425
Highwoods Realty LP	3.200%	6/15/21	2,700	2,688
Hospitality Properties Trust	4.250%	2/15/21	4,600	4,699
Hospitality Properties Trust	5.000%	8/15/22	7,726	8,077
Host Hotels & Resorts LP	6.000%	10/1/21	4,297	4,642
Host Hotels & Resorts LP	5.250%	3/15/22	3,415	3,608
Kimco Realty Corp.	6.875%	10/1/19	5,075	5,387
Kimco Realty Corp.	3.200%	5/1/21	6,085	6,095
Kimco Realty Corp.	3.400%	11/1/22	4,175	4,182
Liberty Property LP	4.750%	10/1/20	5,535	5,766
Liberty Property LP	4.125%	6/15/22	4,300	4,437
National Retail Properties Inc.	5.500%	7/15/21	300	320
National Retail Properties Inc.	3.800%	10/15/22	4,133	4,193
Public Storage	2.370%	9/15/22	6,348	6,138
Realty Income Corp.	3.250%	10/15/22	15,445	15,341
Regency Centers Corp.	3.750%	11/15/22	4,105	4,117
Regency Centers LP	4.800%	4/15/21	5,275	5,507
Select Income REIT	3.600%	2/1/20	500	502
Select Income REIT	4.150%	2/1/22	4,335	4,358
Senior Housing Properties Trust	3.250%	5/1/19	6,300	6,301
Simon Property Group LP	2.500%	9/1/20	6,098	6,054
Simon Property Group LP	4.375%	3/1/21	8,314	8,641
Simon Property Group LP	2.500%	7/15/21	5,575	5,494
Simon Property Group LP	4.125%	12/1/21	7,650	7,913
Simon Property Group LP	2.350%	1/30/22	6,150	5,977
Simon Property Group LP	3.375%	3/15/22	6,384	6,443
Simon Property Group LP	2.625%	6/15/22	6,450	6,318
Simon Property Group LP	2.750%	2/1/23	9,244	9,044
SL Green Operating Partnership LP	3.250%	10/15/22	4,200	4,117
SL Green Realty Corp.	7.750%	3/15/20	2,500	2,725
SL Green Realty Corp.	4.500%	12/1/22	5,775	5,936
UDR Inc.	3.700%	10/1/20	8,875	9,033
UDR Inc.	4.625%	1/10/22	900	940
Ventas Realty LP	3.100%	1/15/23	5,425	5,326
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	8,018	7,981
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	7,781	8,134
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	7,804	8,039
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	8,450	8,391
VEREIT Operating Partnership LP	4.125%	6/1/21	10,010	10,251
Vornado Realty LP	5.000%	1/15/22	4,050	4,265
Washington Prime Group LP	3.850%	4/1/20	2,200	2,172
Washington REIT	4.950%	10/1/20	2,150	2,215
Washington REIT	3.950%	10/15/22	2,300	2,324
Welltower Inc.	4.125%	4/1/19	12,085	12,226
Welltower Inc.	6.125%	4/15/20	5,525	5,885
Welltower Inc.	4.950%	1/15/21	6,986	7,304
Welltower Inc.	5.250%	1/15/22	5,151	5,496
Welltower Inc.	3.750%	3/15/23	2,000	2,029
				10,832,764
Industrial (53.4%)
Basic Industry (2.6%)
Agrium Inc.	3.150%	10/1/22	12,378	12,326
Air Products & Chemicals Inc.	4.375%	8/21/19	4,040	4,143
Air Products & Chemicals Inc.	3.000%	11/3/21	8,000	8,015
Air Products & Chemicals Inc.	2.750%	2/3/23	4,750	4,675

12

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Airgas Inc.	2.375%	2/15/20	2,200	2,184
Barrick Gold Corp.	3.850%	4/1/22	1,635	1,670
Barrick North America Finance LLC	4.400%	5/30/21	15,852	16,515
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	550	556
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	17,370	17,271
Cabot Corp.	3.700%	7/15/22	5,000	5,010
Celanese US Holdings LLC	5.875%	6/15/21	5,325	5,727
Celanese US Holdings LLC	4.625%	11/15/22	6,373	6,640
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	3,580	3,782
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	2,625	2,737
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,225	4,354
Domtar Corp.	4.400%	4/1/22	1,884	1,949
Dow Chemical Co.	8.550%	5/15/19	30,680	32,785
Dow Chemical Co.	4.250%	11/15/20	21,005	21,644
Dow Chemical Co.	4.125%	11/15/21	17,410	17,983
Dow Chemical Co.	3.000%	11/15/22	14,685	14,476
Eastman Chemical Co.	2.700%	1/15/20	14,690	14,674
Eastman Chemical Co.	4.500%	1/15/21	51	53
Eastman Chemical Co.	3.600%	8/15/22	7,800	7,893
Ecolab Inc.	2.250%	1/12/20	4,495	4,457
Ecolab Inc.	4.350%	12/8/21	14,406	15,059
Ecolab Inc.	2.375%	8/10/22	7,000	6,769
Ecolab Inc.	3.250%	1/14/23	2,555	2,554
EI du Pont de Nemours & Co.	5.750%	3/15/19	200	206
EI du Pont de Nemours & Co.	4.625%	1/15/20	12,162	12,591
EI du Pont de Nemours & Co.	2.200%	5/1/20	31,115	30,759
EI du Pont de Nemours & Co.	3.625%	1/15/21	11,025	11,263
EI du Pont de Nemours & Co.	4.250%	4/1/21	6,295	6,533
EI du Pont de Nemours & Co.	2.800%	2/15/23	9,400	9,221
FMC Corp.	5.200%	12/15/19	3,150	3,262
FMC Corp.	3.950%	2/1/22	1,775	1,807
Goldcorp Inc.	3.625%	6/9/21	10,550	10,660
International Paper Co.	7.500%	8/15/21	4,231	4,824
International Paper Co.	4.750%	2/15/22	15,975	16,803
LyondellBasell Industries NV	5.000%	4/15/19	14,136	14,404
LyondellBasell Industries NV	6.000%	11/15/21	13,968	15,178
Methanex Corp.	3.250%	12/15/19	3,450	3,439
Monsanto Co.	2.125%	7/15/19	10,500	10,413
Monsanto Co.	2.750%	7/15/21	4,905	4,847
Mosaic Co.	3.750%	11/15/21	4,520	4,556
Mosaic Co.	3.250%	11/15/22	9,055	8,881
Newmont Mining Corp.	5.125%	10/1/19	7,336	7,575
Newmont Mining Corp.	3.500%	3/15/22	15,551	15,575
Packaging Corp. of America	2.450%	12/15/20	9,000	8,871
Packaging Corp. of America	3.900%	6/15/22	5,366	5,489
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	5,170	5,384
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	5,325	5,513
PPG Industries Inc.	2.300%	11/15/19	6,700	6,663
PPG Industries Inc.	3.600%	11/15/20	3,975	4,060
Praxair Inc.	4.500%	8/15/19	7,275	7,480
Praxair Inc.	2.250%	9/24/20	3,900	3,843
Praxair Inc.	4.050%	3/15/21	5,075	5,249
Praxair Inc.	3.000%	9/1/21	6,307	6,327
Praxair Inc.	2.450%	2/15/22	5,775	5,670
Praxair Inc.	2.200%	8/15/22	8,825	8,544
Praxair Inc.	2.700%	2/21/23	4,425	4,346
Rayonier Inc.	3.750%	4/1/22	3,400	3,384
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	2,529	2,615
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	4,581	4,703
Rio Tinto Finance USA plc	3.500%	3/22/22	7,516	7,604
Rio Tinto Finance USA plc	2.875%	8/21/22	5,120	5,062
RPM International Inc.	6.125%	10/15/19	4,550	4,783
RPM International Inc.	3.450%	11/15/22	5,883	5,886
Sherwin-Williams Co.	7.250%	6/15/19	1,525	1,613

13

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sherwin-Williams Co.	2.250%	5/15/20	24,535	24,203
Sherwin-Williams Co.	4.200%	1/15/22	3,990	4,102
Sherwin-Williams Co.	2.750%	6/1/22	10,580	10,323
Southern Copper Corp.	5.375%	4/16/20	5,100	5,338
Southern Copper Corp.	3.500%	11/8/22	4,505	4,511
Syngenta Finance NV	3.125%	3/28/22	7,865	7,555
Vale Overseas Ltd.	4.625%	9/15/20	4,653	4,827
Vale Overseas Ltd.	5.875%	6/10/21	18,128	19,374
Vale Overseas Ltd.	4.375%	1/11/22	33,524	34,362
WestRock MWV LLC	7.375%	9/1/19	950	1,012
WestRock RKT Co.	4.450%	3/1/19	5,550	5,641
WestRock RKT Co.	3.500%	3/1/20	2,770	2,802
WestRock RKT Co.	4.900%	3/1/22	2,206	2,334
Weyerhaeuser Co.	7.375%	10/1/19	6,415	6,868
Weyerhaeuser Co.	4.700%	3/15/21	5,475	5,695
Capital Goods (5.2%)
3M Co.	1.625%	6/15/19	7,225	7,154
3M Co.	2.000%	8/7/20	7,675	7,571
3M Co.	1.625%	9/19/21	7,750	7,452
3M Co.	2.000%	6/26/22	6,100	5,881
4 ABB Finance USA Inc.	2.875%	5/8/22	14,552	14,498
Acuity Brands Lighting Inc.	6.000%	12/15/19	4,175	4,402
Bemis Co. Inc.	6.800%	8/1/19	3,550	3,742
Bemis Co. Inc.	4.500%	10/15/21	5,520	5,743
Boeing Capital Corp.	4.700%	10/27/19	6,384	6,613
Boeing Co.	6.000%	3/15/19	6,105	6,322
Boeing Co.	4.875%	2/15/20	12,115	12,663
Boeing Co.	1.650%	10/30/20	6,030	5,888
Boeing Co.	8.750%	8/15/21	1,800	2,132
Boeing Co.	2.350%	10/30/21	6,925	6,825
Boeing Co.	2.125%	3/1/22	3,450	3,349
Boeing Co.	2.800%	3/1/23	3,800	3,758
Carlisle Cos. Inc.	3.750%	11/15/22	3,775	3,822
Caterpillar Financial Services Corp.	1.900%	3/22/19	7,485	7,444
Caterpillar Financial Services Corp.	1.350%	5/18/19	8,103	8,000
Caterpillar Financial Services Corp.	2.100%	6/9/19	17,250	17,177
Caterpillar Financial Services Corp.	2.000%	11/29/19	8,650	8,573
Caterpillar Financial Services Corp.	2.250%	12/1/19	5,267	5,238
Caterpillar Financial Services Corp.	2.100%	1/10/20	11,264	11,162
Caterpillar Financial Services Corp.	2.000%	3/5/20	8,045	7,947
Caterpillar Financial Services Corp.	1.850%	9/4/20	6,075	5,937
Caterpillar Financial Services Corp.	2.500%	11/13/20	4,950	4,924
Caterpillar Financial Services Corp.	1.700%	8/9/21	14,759	14,156
Caterpillar Financial Services Corp.	2.750%	8/20/21	2,000	1,984
Caterpillar Financial Services Corp.	1.931%	10/1/21	9,904	9,549
Caterpillar Financial Services Corp.	2.850%	6/1/22	7,502	7,449
Caterpillar Financial Services Corp.	2.400%	6/6/22	4,475	4,355
Caterpillar Financial Services Corp.	2.550%	11/29/22	9,840	9,599
Caterpillar Inc.	3.900%	5/27/21	18,167	18,721
Caterpillar Inc.	2.600%	6/26/22	4,300	4,222
CNH Industrial Capital LLC	3.375%	7/15/19	2,514	2,517
CNH Industrial Capital LLC	4.375%	11/6/20	7,980	8,120
CNH Industrial Capital LLC	4.875%	4/1/21	5,345	5,532
CNH Industrial Capital LLC	3.875%	10/15/21	8,139	8,170
CNH Industrial Capital LLC	4.375%	4/5/22	7,560	7,730
CRH America Inc.	5.750%	1/15/21	5,359	5,738
Deere & Co.	4.375%	10/16/19	8,872	9,126
Deere & Co.	2.600%	6/8/22	23,315	22,890
Dover Corp.	4.300%	3/1/21	5,150	5,313
Eaton Corp.	6.950%	3/20/19	75	78
Eaton Corp.	2.750%	11/2/22	24,108	23,540
Embraer SA	5.150%	6/15/22	7,743	8,137
Emerson Electric Co.	4.875%	10/15/19	4,441	4,600

14

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Emerson Electric Co.	4.250%	11/15/20	5,150	5,345
Emerson Electric Co.	2.625%	12/1/21	8,610	8,495
Emerson Electric Co.	2.625%	2/15/23	3,875	3,781
Exelis Inc.	5.550%	10/1/21	9,010	9,669
FLIR Systems Inc.	3.125%	6/15/21	5,418	5,386
Flowserve Corp.	3.500%	9/15/22	7,130	7,010
Fortive Corp.	1.800%	6/15/19	4,750	4,691
Fortive Corp.	2.350%	6/15/21	10,100	9,862
Fortune Brands Home & Security Inc.	3.000%	6/15/20	4,990	4,991
General Dynamics Corp.	3.875%	7/15/21	3,553	3,657
General Dynamics Corp.	2.250%	11/15/22	17,207	16,594
General Electric Co.	6.000%	8/7/19	19,054	19,931
General Electric Co.	2.100%	12/11/19	3,116	3,092
General Electric Co.	5.500%	1/8/20	17,908	18,758
General Electric Co.	2.200%	1/9/20	18,426	18,180
General Electric Co.	5.550%	5/4/20	11,436	12,063
General Electric Co.	4.375%	9/16/20	16,677	17,285
General Electric Co.	4.625%	1/7/21	15,360	15,943
General Electric Co.	5.300%	2/11/21	17,374	18,343
General Electric Co.	4.650%	10/17/21	13,555	14,185
General Electric Co.	3.150%	9/7/22	14,407	14,234
General Electric Co.	2.700%	10/9/22	42,288	40,689
General Electric Co.	3.100%	1/9/23	21,076	20,694
Harris Corp.	2.700%	4/27/20	7,750	7,692
Harris Corp.	4.400%	12/15/20	5,125	5,293
Honeywell International Inc.	1.400%	10/30/19	8,950	8,780
Honeywell International Inc.	1.800%	10/30/19	11,100	10,950
Honeywell International Inc.	4.250%	3/1/21	9,250	9,623
Honeywell International Inc.	1.850%	11/1/21	21,937	21,123
IDEX Corp.	4.200%	12/15/21	3,175	3,186
Illinois Tool Works Inc.	1.950%	3/1/19	10,073	10,020
Illinois Tool Works Inc.	6.250%	4/1/19	15,476	16,096
Illinois Tool Works Inc.	3.375%	9/15/21	4,902	4,976
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	3,550	3,523
John Deere Capital Corp.	1.950%	3/4/19	7,320	7,283
John Deere Capital Corp.	2.250%	4/17/19	8,942	8,924
John Deere Capital Corp.	2.300%	9/16/19	3,299	3,287
John Deere Capital Corp.	1.250%	10/9/19	7,150	7,007
John Deere Capital Corp.	1.700%	1/15/20	7,401	7,279
John Deere Capital Corp.	2.050%	3/10/20	7,065	6,995
John Deere Capital Corp.	2.200%	3/13/20	2,500	2,475
John Deere Capital Corp.	1.950%	6/22/20	10,150	9,995
John Deere Capital Corp.	2.375%	7/14/20	5,715	5,680
John Deere Capital Corp.	2.450%	9/11/20	3,500	3,475
John Deere Capital Corp.	2.350%	1/8/21	10,900	10,768
John Deere Capital Corp.	2.550%	1/8/21	5,400	5,355
John Deere Capital Corp.	2.800%	3/4/21	3,723	3,704
John Deere Capital Corp.	3.900%	7/12/21	7,398	7,624
John Deere Capital Corp.	3.150%	10/15/21	5,364	5,399
John Deere Capital Corp.	2.650%	1/6/22	7,300	7,192
John Deere Capital Corp.	2.750%	3/15/22	5,685	5,617
John Deere Capital Corp.	2.150%	9/8/22	4,577	4,379
John Deere Capital Corp.	2.700%	1/6/23	11,750	11,489
John Deere Capital Corp.	2.800%	1/27/23	5,170	5,070
Johnson Controls International plc	5.000%	3/30/20	6,700	6,994
Johnson Controls International plc	4.250%	3/1/21	5,014	5,184
Johnson Controls International plc	3.750%	12/1/21	6,151	6,290
Kennametal Inc.	2.650%	11/1/19	5,074	5,037
Kennametal Inc.	3.875%	2/15/22	3,450	3,461
L3 Technologies Inc.	5.200%	10/15/19	11,517	11,922
L3 Technologies Inc.	4.750%	7/15/20	11,719	12,133
L3 Technologies Inc.	4.950%	2/15/21	12,650	13,193
Lockheed Martin Corp.	4.250%	11/15/19	8,601	8,846
Lockheed Martin Corp.	2.500%	11/23/20	23,412	23,193

15

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	3.350%	9/15/21	10,655	10,767
Lockheed Martin Corp.	3.100%	1/15/23	7,625	7,601
Masco Corp.	7.125%	3/15/20	1,445	1,559
Masco Corp.	3.500%	4/1/21	5,804	5,843
Masco Corp.	5.950%	3/15/22	2,578	2,805
Mohawk Industries Inc.	3.850%	2/1/23	7,169	7,289
Northrop Grumman Corp.	5.050%	8/1/19	2,930	3,026
Northrop Grumman Corp.	2.080%	10/15/20	8,150	7,982
Northrop Grumman Corp.	3.500%	3/15/21	8,025	8,127
Northrop Grumman Corp.	2.550%	10/15/22	21,830	21,117
Owens Corning	4.200%	12/15/22	2,331	2,396
Parker-Hannifin Corp.	3.500%	9/15/22	3,650	3,698
Pentair Finance SA	2.650%	12/1/19	750	738
Precision Castparts Corp.	2.250%	6/15/20	8,235	8,168
Precision Castparts Corp.	2.500%	1/15/23	18,547	18,065
Raytheon Co.	4.400%	2/15/20	8,050	8,323
Raytheon Co.	3.125%	10/15/20	13,370	13,507
Raytheon Co.	2.500%	12/15/22	12,500	12,148
Republic Services Inc.	5.500%	9/15/19	6,995	7,289
Republic Services Inc.	5.000%	3/1/20	10,447	10,880
Republic Services Inc.	5.250%	11/15/21	7,288	7,802
Republic Services Inc.	3.550%	6/1/22	14,512	14,667
Rockwell Automation Inc.	2.050%	3/1/20	5,725	5,640
Rockwell Collins Inc.	1.950%	7/15/19	4,375	4,332
Rockwell Collins Inc.	5.250%	7/15/19	2,750	2,836
Rockwell Collins Inc.	3.100%	11/15/21	1,884	1,883
Rockwell Collins Inc.	2.800%	3/15/22	9,155	8,950
Roper Technologies Inc.	6.250%	9/1/19	5,898	6,194
Roper Technologies Inc.	3.000%	12/15/20	16,281	16,307
Roper Technologies Inc.	2.800%	12/15/21	9,845	9,686
Roper Technologies Inc.	3.125%	11/15/22	2,500	2,474
Snap-on Inc.	6.125%	9/1/21	3,000	3,322
Stanley Black & Decker Inc.	3.400%	12/1/21	4,480	4,544
Stanley Black & Decker Inc.	2.900%	11/1/22	9,874	9,768
1 Stanley Black & Decker Inc.	5.750%	12/15/53	2,800	2,877
United Technologies Corp.	1.500%	11/1/19	9,200	9,041
United Technologies Corp.	4.500%	4/15/20	19,789	20,510
United Technologies Corp.	1.900%	5/4/20	13,377	13,147
United Technologies Corp.	1.950%	11/1/21	12,950	12,453
United Technologies Corp.	2.300%	5/4/22	250	242
United Technologies Corp.	3.100%	6/1/22	30,312	30,217
Waste Management Inc.	4.750%	6/30/20	11,625	12,119
Waste Management Inc.	4.600%	3/1/21	4,577	4,779
Waste Management Inc.	2.900%	9/15/22	5,800	5,747
Xylem Inc.	4.875%	10/1/21	5,970	6,346
Communication (6.3%)
21st Century Fox America Inc.	6.900%	3/1/19	7,325	7,624
21st Century Fox America Inc.	5.650%	8/15/20	7,250	7,714
21st Century Fox America Inc.	4.500%	2/15/21	14,151	14,761
21st Century Fox America Inc.	3.000%	9/15/22	15,476	15,328
Activision Blizzard Inc.	2.300%	9/15/21	13,968	13,539
Activision Blizzard Inc.	2.600%	6/15/22	7,150	6,913
America Movil SAB de CV	5.000%	10/16/19	13,610	14,073
America Movil SAB de CV	5.000%	3/30/20	26,535	27,559
America Movil SAB de CV	3.125%	7/16/22	22,272	22,062
American Tower Corp.	2.800%	6/1/20	12,755	12,665
American Tower Corp.	5.050%	9/1/20	9,726	10,165
American Tower Corp.	3.300%	2/15/21	17,527	17,559
American Tower Corp.	3.450%	9/15/21	6,644	6,687
American Tower Corp.	5.900%	11/1/21	6,328	6,892
American Tower Corp.	2.250%	1/15/22	6,205	5,935
American Tower Corp.	4.700%	3/15/22	7,260	7,580
American Tower Corp.	3.500%	1/31/23	13,911	13,885

16

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	2.300%	3/11/19	23,091	23,073
AT&T Inc.	5.875%	10/1/19	10,543	11,053
AT&T Inc.	5.200%	3/15/20	15,165	15,850
AT&T Inc.	2.450%	6/30/20	33,380	33,023
AT&T Inc.	4.600%	2/15/21	9,120	9,481
AT&T Inc.	2.800%	2/17/21	23,372	23,172
AT&T Inc.	5.000%	3/1/21	15,445	16,245
AT&T Inc.	4.450%	5/15/21	12,715	13,197
AT&T Inc.	3.875%	8/15/21	18,386	18,761
AT&T Inc.	3.000%	2/15/22	20,545	20,274
AT&T Inc.	3.200%	3/1/22	17,785	17,674
AT&T Inc.	3.800%	3/15/22	13,970	14,190
AT&T Inc.	3.000%	6/30/22	35,730	35,132
AT&T Inc.	2.625%	12/1/22	2,500	2,412
AT&T Inc.	2.850%	2/14/23	24,000	23,881
AT&T Inc.	3.600%	2/17/23	27,110	27,197
CBS Corp.	2.300%	8/15/19	8,471	8,418
CBS Corp.	4.300%	2/15/21	5,475	5,633
CBS Corp.	3.375%	3/1/22	9,456	9,427
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.579%	7/23/20	29,940	30,111
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	42,542	43,537
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	12,292	15,593
Comcast Corp.	5.700%	7/1/19	11,757	12,224
Comcast Corp.	5.150%	3/1/20	19,964	20,890
Comcast Corp.	1.625%	1/15/22	9,690	9,190
Comcast Corp.	3.125%	7/15/22	9,879	9,825
Comcast Corp.	2.850%	1/15/23	8,547	8,428
Crown Castle International Corp.	3.400%	2/15/21	11,938	12,016
Crown Castle International Corp.	2.250%	9/1/21	11,910	11,529
Crown Castle International Corp.	4.875%	4/15/22	11,551	12,151
Crown Castle International Corp.	5.250%	1/15/23	24,088	25,816
Deutsche Telekom International Finance BV	6.000%	7/8/19	5,675	5,917
Discovery Communications LLC	5.625%	8/15/19	4,430	4,608
Discovery Communications LLC	2.200%	9/20/19	8,400	8,297
Discovery Communications LLC	4.375%	6/15/21	8,600	8,859
Discovery Communications LLC	3.300%	5/15/22	12,859	12,769
Electronic Arts Inc.	3.700%	3/1/21	12,525	12,766
Interpublic Group of Cos. Inc.	3.750%	2/15/23	4,914	4,943
Moody's Corp.	2.750%	7/15/19	8,361	8,369
Moody's Corp.	5.500%	9/1/20	6,100	6,460
Moody's Corp.	2.750%	12/15/21	6,950	6,840
Moody's Corp.	4.500%	9/1/22	5,721	5,989
2 Moody's Corp.	2.625%	1/15/23	6,808	6,582
NBCUniversal Media LLC	5.150%	4/30/20	34,864	36,573
NBCUniversal Media LLC	4.375%	4/1/21	25,024	26,033
NBCUniversal Media LLC	2.875%	1/15/23	16,114	15,880
Omnicom Group Inc.	6.250%	7/15/19	7,940	8,310
Omnicom Group Inc.	4.450%	8/15/20	13,402	13,859
Omnicom Group Inc.	3.625%	5/1/22	11,657	11,795
Orange SA	2.750%	2/6/19	14,920	14,930
Orange SA	5.375%	7/8/19	13,055	13,466
Orange SA	1.625%	11/3/19	12,000	11,763
Orange SA	4.125%	9/14/21	13,400	13,925
RELX Capital Inc.	3.125%	10/15/22	13,469	13,239
S&P Global Inc.	3.300%	8/14/20	7,922	7,993
Scripps Networks Interactive Inc.	2.750%	11/15/19	6,798	6,764
Scripps Networks Interactive Inc.	2.800%	6/15/20	6,854	6,794
Scripps Networks Interactive Inc.	3.500%	6/15/22	6,095	6,052
Telefonica Emisiones SAU	5.877%	7/15/19	9,311	9,684
Telefonica Emisiones SAU	5.134%	4/27/20	21,872	22,805
Telefonica Emisiones SAU	5.462%	2/16/21	20,807	22,157
Telefonos de Mexico SAB de CV	5.500%	11/15/19	1,750	1,826

17

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thomson Reuters Corp.	4.700%	10/15/19	4,825	4,966
Thomson Reuters Corp.	3.950%	9/30/21	3,807	3,861
Time Warner Cable LLC	8.750%	2/14/19	17,405	18,342
Time Warner Cable LLC	8.250%	4/1/19	19,812	20,877
Time Warner Cable LLC	5.000%	2/1/20	20,386	21,070
Time Warner Cable LLC	4.125%	2/15/21	11,502	11,697
Time Warner Cable LLC	4.000%	9/1/21	17,324	17,543
Time Warner Inc.	2.100%	6/1/19	6,660	6,608
Time Warner Inc.	4.875%	3/15/20	24,627	25,535
Time Warner Inc.	4.700%	1/15/21	3,175	3,310
Time Warner Inc.	4.750%	3/29/21	15,927	16,669
Time Warner Inc.	4.000%	1/15/22	5,325	5,460
Time Warner Inc.	3.400%	6/15/22	6,526	6,521
Verizon Communications Inc.	2.625%	2/21/20	14,927	14,872
Verizon Communications Inc.	3.450%	3/15/21	12,967	13,133
Verizon Communications Inc.	4.600%	4/1/21	8,404	8,806
Verizon Communications Inc.	1.750%	8/15/21	10,745	10,279
Verizon Communications Inc.	3.000%	11/1/21	22,725	22,596
Verizon Communications Inc.	3.500%	11/1/21	23,273	23,548
Verizon Communications Inc.	2.946%	3/15/22	43,979	43,463
Verizon Communications Inc.	3.125%	3/16/22	27,344	27,166
Verizon Communications Inc.	2.450%	11/1/22	19,252	18,518
Viacom Inc.	5.625%	9/15/19	10,150	10,557
Viacom Inc.	2.750%	12/15/19	1,323	1,315
Viacom Inc.	3.875%	12/15/21	7,264	7,394
Vodafone Group plc	5.450%	6/10/19	11,842	12,258
Vodafone Group plc	4.375%	3/16/21	7,449	7,732
Vodafone Group plc	2.500%	9/26/22	14,892	14,379
Vodafone Group plc	2.950%	2/19/23	21,664	21,243
Walt Disney Co.	5.500%	3/15/19	2,180	2,248
Walt Disney Co.	1.850%	5/30/19	12,345	12,268
Walt Disney Co.	0.875%	7/12/19	8,425	8,227
Walt Disney Co.	1.950%	3/4/20	14,550	14,389
Walt Disney Co.	1.800%	6/5/20	6,150	6,040
Walt Disney Co.	2.150%	9/17/20	12,175	12,024
Walt Disney Co.	2.300%	2/12/21	10,323	10,185
Walt Disney Co.	3.750%	6/1/21	4,050	4,167
Walt Disney Co.	2.750%	8/16/21	10,141	10,108
Walt Disney Co.	2.550%	2/15/22	1,725	1,700
Walt Disney Co.	2.450%	3/4/22	6,515	6,408
Walt Disney Co.	2.350%	12/1/22	16,537	16,008
WPP Finance 2010	4.750%	11/21/21	11,823	12,427
WPP Finance 2010	3.625%	9/7/22	6,370	6,416
Consumer Cyclical (7.7%)
Advance Auto Parts Inc.	5.750%	5/1/20	2,175	2,287
Advance Auto Parts Inc.	4.500%	1/15/22	5,050	5,222
Alibaba Group Holding Ltd.	2.500%	11/28/19	27,550	27,424
Alibaba Group Holding Ltd.	3.125%	11/28/21	19,800	19,807
Amazon.com Inc.	2.600%	12/5/19	17,729	17,735
2 Amazon.com Inc.	1.900%	8/21/20	10,800	10,570
Amazon.com Inc.	3.300%	12/5/21	7,243	7,336
Amazon.com Inc.	2.500%	11/29/22	16,591	16,199
2 Amazon.com Inc.	2.400%	2/22/23	18,575	17,915
American Honda Finance Corp.	1.200%	7/12/19	12,189	11,970
American Honda Finance Corp.	2.250%	8/15/19	13,663	13,585
American Honda Finance Corp.	2.000%	11/13/19	9,000	8,921
American Honda Finance Corp.	2.000%	2/14/20	10,334	10,197
American Honda Finance Corp.	2.150%	3/13/20	4,845	4,784
American Honda Finance Corp.	1.950%	7/20/20	13,350	13,096
American Honda Finance Corp.	2.450%	9/24/20	16,140	15,977
American Honda Finance Corp.	2.650%	2/12/21	6,750	6,719
American Honda Finance Corp.	1.650%	7/12/21	7,250	6,947
American Honda Finance Corp.	1.700%	9/9/21	15,056	14,414

18

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Honda Finance Corp.	2.600%	11/16/22	9,000	8,794
Aptiv plc	3.150%	11/19/20	4,050	4,056
Automatic Data Processing Inc.	2.250%	9/15/20	16,726	16,564
AutoNation Inc.	5.500%	2/1/20	3,768	3,924
AutoNation Inc.	3.350%	1/15/21	5,725	5,733
AutoZone Inc.	4.000%	11/15/20	2,484	2,547
AutoZone Inc.	3.700%	4/15/22	9,927	10,056
AutoZone Inc.	2.875%	1/15/23	5,079	4,936
Best Buy Co. Inc.	5.500%	3/15/21	9,060	9,615
Block Financial LLC	4.125%	10/1/20	14,848	15,091
Block Financial LLC	5.500%	11/1/22	1,175	1,242
BorgWarner Inc.	4.625%	9/15/20	575	597
Carnival Corp.	3.950%	10/15/20	7,620	7,822
Costco Wholesale Corp.	1.700%	12/15/19	16,754	16,548
Costco Wholesale Corp.	1.750%	2/15/20	5,835	5,749
Costco Wholesale Corp.	2.150%	5/18/21	14,706	14,443
Costco Wholesale Corp.	2.250%	2/15/22	8,335	8,153
Costco Wholesale Corp.	2.300%	5/18/22	14,775	14,398
DR Horton Inc.	3.750%	3/1/19	9,045	9,125
DR Horton Inc.	4.000%	2/15/20	3,928	4,013
DR Horton Inc.	2.550%	12/1/20	6,500	6,421
DR Horton Inc.	4.375%	9/15/22	5,955	6,175
DR Horton Inc.	4.750%	2/15/23	2,750	2,892
eBay Inc.	2.200%	8/1/19	6,554	6,522
eBay Inc.	2.150%	6/5/20	11,915	11,739
eBay Inc.	3.250%	10/15/20	7,665	7,725
eBay Inc.	2.875%	8/1/21	9,542	9,450
eBay Inc.	3.800%	3/9/22	10,383	10,558
eBay Inc.	2.600%	7/15/22	12,016	11,634
eBay Inc.	2.750%	1/30/23	10,000	9,678
Expedia Inc.	5.950%	8/15/20	8,168	8,686
Ford Motor Credit Co. LLC	2.375%	3/12/19	16,992	16,912
Ford Motor Credit Co. LLC	2.262%	3/28/19	6,000	5,962
Ford Motor Credit Co. LLC	2.021%	5/3/19	12,688	12,562
Ford Motor Credit Co. LLC	1.897%	8/12/19	11,130	10,965
Ford Motor Credit Co. LLC	2.597%	11/4/19	19,627	19,498
Ford Motor Credit Co. LLC	2.681%	1/9/20	17,650	17,524
Ford Motor Credit Co. LLC	8.125%	1/15/20	13,475	14,656
Ford Motor Credit Co. LLC	2.459%	3/27/20	12,618	12,419
Ford Motor Credit Co. LLC	2.425%	6/12/20	225	221
Ford Motor Credit Co. LLC	3.157%	8/4/20	22,457	22,372
Ford Motor Credit Co. LLC	2.343%	11/2/20	14,100	13,747
Ford Motor Credit Co. LLC	3.200%	1/15/21	22,008	21,861
Ford Motor Credit Co. LLC	5.750%	2/1/21	13,460	14,294
Ford Motor Credit Co. LLC	3.336%	3/18/21	26,546	26,387
Ford Motor Credit Co. LLC	5.875%	8/2/21	21,767	23,312
Ford Motor Credit Co. LLC	3.219%	1/9/22	21,690	21,374
Ford Motor Credit Co. LLC	3.339%	3/28/22	13,640	13,436
Ford Motor Credit Co. LLC	2.979%	8/3/22	11,600	11,198
Ford Motor Credit Co. LLC	4.250%	9/20/22	7,950	8,099
General Motors Financial Co. Inc.	2.400%	5/9/19	20,445	20,350
General Motors Financial Co. Inc.	3.500%	7/10/19	11,282	11,365
General Motors Financial Co. Inc.	2.350%	10/4/19	10,718	10,619
General Motors Financial Co. Inc.	3.150%	1/15/20	13,384	13,408
General Motors Financial Co. Inc.	2.650%	4/13/20	17,280	17,129
General Motors Financial Co. Inc.	3.200%	7/13/20	29,756	29,755
General Motors Financial Co. Inc.	2.450%	11/6/20	12,500	12,248
General Motors Financial Co. Inc.	3.700%	11/24/20	15,579	15,756
General Motors Financial Co. Inc.	4.200%	3/1/21	23,096	23,635
General Motors Financial Co. Inc.	3.200%	7/6/21	17,755	17,624
General Motors Financial Co. Inc.	4.375%	9/25/21	14,950	15,377
General Motors Financial Co. Inc.	3.450%	1/14/22	17,047	16,969
General Motors Financial Co. Inc.	3.450%	4/10/22	19,939	19,782
General Motors Financial Co. Inc.	3.150%	6/30/22	12,950	12,653

19

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Motors Financial Co. Inc.	3.250%	1/5/23	8,000	7,835
Home Depot Inc.	2.000%	6/15/19	16,882	16,799
Home Depot Inc.	1.800%	6/5/20	13,250	13,020
Home Depot Inc.	3.950%	9/15/20	4,251	4,374
Home Depot Inc.	2.000%	4/1/21	17,621	17,205
Home Depot Inc.	4.400%	4/1/21	12,605	13,162
Home Depot Inc.	2.625%	6/1/22	8,108	7,991
Hyatt Hotels Corp.	5.375%	8/15/21	2,125	2,261
JD.com Inc.	3.125%	4/29/21	6,700	6,603
Kohl's Corp.	4.000%	11/1/21	7,395	7,535
Kohl's Corp.	3.250%	2/1/23	6,425	6,316
Lowe's Cos. Inc.	1.150%	4/15/19	4,500	4,432
Lowe's Cos. Inc.	4.625%	4/15/20	8,295	8,555
Lowe's Cos. Inc.	3.750%	4/15/21	4,293	4,391
Lowe's Cos. Inc.	3.800%	11/15/21	9,598	9,877
Lowe's Cos. Inc.	3.120%	4/15/22	9,092	9,131
Macy's Retail Holdings Inc.	3.450%	1/15/21	5,200	5,169
Macy's Retail Holdings Inc.	3.875%	1/15/22	7,950	7,918
Macy's Retail Holdings Inc.	2.875%	2/15/23	11,668	10,870
Marriott International Inc.	3.000%	3/1/19	11,821	11,847
Marriott International Inc.	3.375%	10/15/20	5,825	5,819
Marriott International Inc.	2.875%	3/1/21	4,140	4,115
Marriott International Inc.	3.125%	10/15/21	2,750	2,743
Marriott International Inc.	2.300%	1/15/22	13,915	13,414
Marriott International Inc.	3.250%	9/15/22	3,050	3,044
Mastercard Inc.	2.000%	4/1/19	5,232	5,207
Mastercard Inc.	2.000%	11/21/21	9,488	9,194
McDonald's Corp.	1.875%	5/29/19	7,134	7,076
McDonald's Corp.	2.200%	5/26/20	9,670	9,576
McDonald's Corp.	3.500%	7/15/20	5,825	5,914
McDonald's Corp.	2.750%	12/9/20	19,399	19,374
McDonald's Corp.	3.625%	5/20/21	5,246	5,334
McDonald's Corp.	2.625%	1/15/22	15,491	15,225
Nordstrom Inc.	4.750%	5/1/20	5,695	5,846
Nordstrom Inc.	4.000%	10/15/21	5,900	5,979
NVR Inc.	3.950%	9/15/22	5,102	5,232
O'Reilly Automotive Inc.	4.875%	1/14/21	5,715	5,980
O'Reilly Automotive Inc.	4.625%	9/15/21	5,036	5,265
O'Reilly Automotive Inc.	3.800%	9/1/22	5,750	5,872
PACCAR Financial Corp.	1.300%	5/10/19	8,850	8,740
PACCAR Financial Corp.	2.200%	9/15/19	1,850	1,842
PACCAR Financial Corp.	2.500%	8/14/20	3,000	2,985
PACCAR Financial Corp.	2.050%	11/13/20	7,650	7,511
PACCAR Financial Corp.	2.250%	2/25/21	2,680	2,629
PACCAR Financial Corp.	2.800%	3/1/21	5,000	5,002
QVC Inc.	3.125%	4/1/19	2,250	2,247
QVC Inc.	5.125%	7/2/22	7,447	7,711
Ralph Lauren Corp.	2.625%	8/18/20	3,750	3,732
Royal Caribbean Cruises Ltd.	2.650%	11/28/20	4,435	4,374
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	8,225	8,821
Starbucks Corp.	2.200%	11/22/20	6,550	6,482
Starbucks Corp.	2.100%	2/4/21	12,739	12,520
Starbucks Corp.	2.700%	6/15/22	2,075	2,050
Tapestry Inc.	3.000%	7/15/22	5,525	5,397
Target Corp.	2.300%	6/26/19	8,827	8,805
Target Corp.	3.875%	7/15/20	15,960	16,418
Target Corp.	2.900%	1/15/22	14,510	14,532
TJX Cos. Inc.	2.750%	6/15/21	11,610	11,599
Toyota Motor Credit Corp.	1.400%	5/20/19	14,011	13,826
Toyota Motor Credit Corp.	2.125%	7/18/19	12,405	12,334
Toyota Motor Credit Corp.	1.550%	10/18/19	14,175	13,950
Toyota Motor Credit Corp.	2.200%	1/10/20	18,725	18,605
Toyota Motor Credit Corp.	2.150%	3/12/20	18,748	18,564
Toyota Motor Credit Corp.	1.950%	4/17/20	16,000	15,760

20

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	4.500%	6/17/20	4,250	4,419
Toyota Motor Credit Corp.	4.250%	1/11/21	4,875	5,063
Toyota Motor Credit Corp.	1.900%	4/8/21	16,572	16,077
Toyota Motor Credit Corp.	2.750%	5/17/21	5,859	5,838
Toyota Motor Credit Corp.	3.400%	9/15/21	12,677	12,882
Toyota Motor Credit Corp.	2.600%	1/11/22	15,133	14,899
Toyota Motor Credit Corp.	3.300%	1/12/22	18,502	18,671
Toyota Motor Credit Corp.	2.800%	7/13/22	9,972	9,876
Toyota Motor Credit Corp.	2.150%	9/8/22	13,212	12,688
Toyota Motor Credit Corp.	2.625%	1/10/23	9,119	8,930
Toyota Motor Credit Corp.	2.700%	1/11/23	10,000	9,853
VF Corp.	3.500%	9/1/21	4,150	4,218
Visa Inc.	2.200%	12/14/20	42,086	41,508
Visa Inc.	2.150%	9/15/22	12,200	11,719
Visa Inc.	2.800%	12/14/22	32,715	32,298
Walgreen Co.	3.100%	9/15/22	16,638	16,334
Walgreens Boots Alliance Inc.	2.700%	11/18/19	19,607	19,584
Walgreens Boots Alliance Inc.	3.300%	11/18/21	14,100	14,126
Walmart Inc.	1.750%	10/9/19	18,212	18,047
Walmart Inc.	3.250%	10/25/20	26,597	27,071
Walmart Inc.	1.900%	12/15/20	29,070	28,504
Walmart Inc.	2.350%	12/15/22	16,400	15,950
Western Union Co.	5.253%	4/1/20	2,825	2,949
Western Union Co.	3.600%	3/15/22	12,370	12,394
Wyndham Worldwide Corp.	5.625%	3/1/21	500	527
Wyndham Worldwide Corp.	4.250%	3/1/22	5,350	5,352
Consumer Noncyclical (14.2%)
Abbott Laboratories	5.125%	4/1/19	5,242	5,386
Abbott Laboratories	2.350%	11/22/19	46,580	46,355
Abbott Laboratories	2.000%	3/15/20	10,650	10,479
Abbott Laboratories	4.125%	5/27/20	7,190	7,381
Abbott Laboratories	2.800%	9/15/20	6,295	6,281
Abbott Laboratories	2.900%	11/30/21	50,203	49,858
Abbott Laboratories	2.550%	3/15/22	9,108	8,872
AbbVie Inc.	2.500%	5/14/20	60,080	59,623
AbbVie Inc.	2.300%	5/14/21	26,111	25,491
AbbVie Inc.	2.900%	11/6/22	42,427	41,500
AbbVie Inc.	3.200%	11/6/22	14,748	14,635
Actavis Inc.	3.250%	10/1/22	18,085	17,828
Agilent Technologies Inc.	5.000%	7/15/20	5,975	6,252
Agilent Technologies Inc.	3.200%	10/1/22	6,450	6,380
Allergan Funding SCS	2.450%	6/15/19	6,979	6,944
Allergan Funding SCS	3.000%	3/12/20	49,180	49,127
Allergan Funding SCS	3.450%	3/15/22	40,065	39,843
Allergan Inc.	3.375%	9/15/20	9,143	9,204
Altria Group Inc.	9.250%	8/6/19	11,322	12,365
Altria Group Inc.	2.625%	1/14/20	12,293	12,250
Altria Group Inc.	4.750%	5/5/21	22,321	23,471
Altria Group Inc.	2.850%	8/9/22	30,953	30,434
AmerisourceBergen Corp.	3.500%	11/15/21	9,555	9,633
Amgen Inc.	1.900%	5/10/19	13,559	13,463
Amgen Inc.	2.200%	5/22/19	15,272	15,212
Amgen Inc.	4.500%	3/15/20	1,936	1,999
Amgen Inc.	2.125%	5/1/20	12,238	12,046
Amgen Inc.	2.200%	5/11/20	12,179	12,012
Amgen Inc.	3.450%	10/1/20	11,997	12,142
Amgen Inc.	4.100%	6/15/21	10,070	10,406
Amgen Inc.	1.850%	8/19/21	9,628	9,237
Amgen Inc.	3.875%	11/15/21	21,493	22,006
Amgen Inc.	2.700%	5/1/22	5,172	5,060
Amgen Inc.	2.650%	5/11/22	18,800	18,362
Amgen Inc.	3.625%	5/15/22	16,775	17,014
Anheuser-Busch Cos. LLC	5.000%	3/1/19	6,406	6,555

21

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	94,965	94,108
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	1,525	1,480
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	95,399	95,275
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	14,184	15,168
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	38,166	39,951
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	10,700	11,184
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	4,400	4,563
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	33,700	34,370
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	45,735	44,386
2 Anheuser-Busch North American Holding Corp.	3.750%	1/15/22	750	765
Archer-Daniels-Midland Co.	4.479%	3/1/21	6,633	6,909
AstraZeneca plc	1.950%	9/18/19	8,388	8,294
AstraZeneca plc	2.375%	11/16/20	18,740	18,496
AstraZeneca plc	2.375%	6/12/22	15,750	15,229
2 BAT Capital Corp.	2.297%	8/14/20	35,107	34,475
2 BAT Capital Corp.	2.764%	8/15/22	27,375	26,596
Baxalta Inc.	2.875%	6/23/20	14,949	14,878
Baxalta Inc.	3.600%	6/23/22	7,195	7,209
Baxter International Inc.	1.700%	8/15/21	4,650	4,451
Beam Suntory Inc.	3.250%	5/15/22	2,450	2,433
Becton Dickinson & Co.	2.133%	6/6/19	16,200	16,079
Becton Dickinson & Co.	2.675%	12/15/19	15,693	15,665
Becton Dickinson & Co.	2.404%	6/5/20	14,150	13,919
Becton Dickinson & Co.	3.250%	11/12/20	9,812	9,815
2 Becton Dickinson & Co.	4.400%	1/15/21	4,393	4,496
Becton Dickinson & Co.	3.125%	11/8/21	5,945	5,882
Becton Dickinson & Co.	2.894%	6/6/22	23,725	23,115
Bio-Rad Laboratories Inc.	4.875%	12/15/20	5,800	6,041
Biogen Inc.	2.900%	9/15/20	24,031	24,009
Biogen Inc.	3.625%	9/15/22	11,735	11,875
Boston Scientific Corp.	6.000%	1/15/20	9,954	10,504
Boston Scientific Corp.	2.850%	5/15/20	4,586	4,570
Boston Scientific Corp.	3.375%	5/15/22	6,775	6,753
Bristol-Myers Squibb Co.	1.750%	3/1/19	6,270	6,234
Bristol-Myers Squibb Co.	2.000%	8/1/22	10,823	10,371
Bunge Ltd. Finance Corp.	8.500%	6/15/19	10,590	11,315
Bunge Ltd. Finance Corp.	3.500%	11/24/20	4,315	4,338
Bunge Ltd. Finance Corp.	3.000%	9/25/22	12,025	11,700
Campbell Soup Co.	4.250%	4/15/21	2,412	2,491
Campbell Soup Co.	2.500%	8/2/22	7,400	7,147
Cardinal Health Inc.	1.948%	6/14/19	13,150	13,020
Cardinal Health Inc.	2.400%	11/15/19	1,390	1,381
Cardinal Health Inc.	4.625%	12/15/20	8,300	8,635
Cardinal Health Inc.	2.616%	6/15/22	18,418	17,762
Cardinal Health Inc.	3.200%	6/15/22	1,942	1,919
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	6,290	6,114
Celgene Corp.	2.250%	5/15/19	8,641	8,597
Celgene Corp.	2.875%	8/15/20	20,684	20,634
Celgene Corp.	3.950%	10/15/20	7,300	7,466
Celgene Corp.	2.875%	2/19/21	7,000	6,970
Celgene Corp.	3.250%	8/15/22	18,394	18,289
Celgene Corp.	3.550%	8/15/22	13,421	13,493
Celgene Corp.	2.750%	2/15/23	14,035	13,573
Celgene Corp.	3.250%	2/20/23	10,000	9,910
Church & Dwight Co. Inc.	2.450%	12/15/19	3,325	3,318
Church & Dwight Co. Inc.	2.450%	8/1/22	4,760	4,609
Church & Dwight Co. Inc.	2.875%	10/1/22	875	859
Clorox Co.	3.800%	11/15/21	2,900	2,967
Clorox Co.	3.050%	9/15/22	9,315	9,284
Coca-Cola Co.	1.375%	5/30/19	9,537	9,425
Coca-Cola Co.	1.875%	10/27/20	19,587	19,192
Coca-Cola Co.	2.450%	11/1/20	17,494	17,414
Coca-Cola Co.	3.150%	11/15/20	14,200	14,370
Coca-Cola Co.	1.550%	9/1/21	14,275	13,691

22

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coca-Cola Co.	3.300%	9/1/21	15,864	16,108
Coca-Cola Co.	2.200%	5/25/22	10,879	10,574
Coca-Cola Enterprises Inc.	3.500%	9/15/20	5,635	5,721
Coca-Cola Enterprises Inc.	3.250%	8/19/21	674	675
Coca-Cola Enterprises Inc.	4.500%	9/1/21	4,925	5,111
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,175	2,249
Colgate-Palmolive Co.	1.750%	3/15/19	7,119	7,070
Colgate-Palmolive Co.	2.450%	11/15/21	5,395	5,330
Colgate-Palmolive Co.	2.300%	5/3/22	6,989	6,828
Colgate-Palmolive Co.	2.250%	11/15/22	5,625	5,454
Colgate-Palmolive Co.	1.950%	2/1/23	5,000	4,753
Conagra Brands Inc.	3.250%	9/15/22	2,675	2,640
Conagra Brands Inc.	3.200%	1/25/23	12,313	12,198
Constellation Brands Inc.	2.000%	11/7/19	7,094	7,011
Constellation Brands Inc.	3.875%	11/15/19	6,975	7,101
Constellation Brands Inc.	2.250%	11/6/20	7,000	6,863
Constellation Brands Inc.	3.750%	5/1/21	5,933	6,047
Constellation Brands Inc.	2.700%	5/9/22	12,250	11,932
Constellation Brands Inc.	2.650%	11/7/22	12,700	12,275
Constellation Brands Inc.	3.200%	2/15/23	8,200	8,111
Covidien International Finance SA	4.200%	6/15/20	10,135	10,459
Covidien International Finance SA	3.200%	6/15/22	7,075	7,092
CR Bard Inc.	4.400%	1/15/21	60	61
CVS Health Corp.	2.250%	8/12/19	12,685	12,577
CVS Health Corp.	2.800%	7/20/20	41,384	41,049
CVS Health Corp.	2.125%	6/1/21	23,698	22,863
CVS Health Corp.	3.500%	7/20/22	18,742	18,667
CVS Health Corp.	2.750%	12/1/22	22,837	22,017
CVS Health Corp.	4.750%	12/1/22	3,424	3,588
Danaher Corp.	2.400%	9/15/20	6,013	5,977
Diageo Capital plc	4.828%	7/15/20	5,660	5,946
Diageo Investment Corp.	2.875%	5/11/22	16,250	16,140
Dignity Health California GO	2.637%	11/1/19	2,450	2,438
Dignity Health California GO	3.125%	11/1/22	2,633	2,592
Dr Pepper Snapple Group Inc.	2.530%	11/15/21	1,000	974
Eli Lilly & Co.	1.950%	3/15/19	8,166	8,131
Eli Lilly & Co.	2.350%	5/15/22	6,946	6,767
Estee Lauder Cos. Inc.	1.800%	2/7/20	7,350	7,237
Estee Lauder Cos. Inc.	1.700%	5/10/21	7,959	7,674
Express Scripts Holding Co.	2.250%	6/15/19	16,194	16,098
Express Scripts Holding Co.	2.600%	11/30/20	8,600	8,488
Express Scripts Holding Co.	3.300%	2/25/21	14,000	14,041
Express Scripts Holding Co.	4.750%	11/15/21	26,721	28,008
Express Scripts Holding Co.	3.900%	2/15/22	11,228	11,447
Express Scripts Holding Co.	3.050%	11/30/22	6,536	6,414
Express Scripts Inc.	7.250%	6/15/19	750	791
Flowers Foods Inc.	4.375%	4/1/22	4,895	5,057
General Mills Inc.	2.200%	10/21/19	11,768	11,690
General Mills Inc.	3.150%	12/15/21	12,025	12,027
General Mills Inc.	2.600%	10/12/22	9,000	8,718
Genzyme Corp.	5.000%	6/15/20	1,169	1,226
Gilead Sciences Inc.	2.050%	4/1/19	5,438	5,414
Gilead Sciences Inc.	1.850%	9/20/19	11,630	11,542
Gilead Sciences Inc.	2.350%	2/1/20	9,094	9,040
Gilead Sciences Inc.	2.550%	9/1/20	29,447	29,244
Gilead Sciences Inc.	4.500%	4/1/21	17,346	18,114
Gilead Sciences Inc.	4.400%	12/1/21	20,035	20,945
Gilead Sciences Inc.	1.950%	3/1/22	6,600	6,320
Gilead Sciences Inc.	3.250%	9/1/22	14,190	14,232
GlaxoSmithKline Capital plc	2.850%	5/8/22	24,693	24,549
Hasbro Inc.	3.150%	5/15/21	4,350	4,330
Hershey Co.	4.125%	12/1/20	4,625	4,789
Hillshire Brands Co.	4.100%	9/15/20	1,857	1,903
Ingredion Inc.	4.625%	11/1/20	2,525	2,623

23

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JM Smucker Co.	2.200%	12/6/19	3,500	3,473
JM Smucker Co.	2.500%	3/15/20	9,899	9,837
JM Smucker Co.	3.500%	10/15/21	5,850	5,926
JM Smucker Co.	3.000%	3/15/22	8,727	8,646
Johnson & Johnson	1.125%	3/1/19	11,612	11,485
Johnson & Johnson	1.875%	12/5/19	4,930	4,885
Johnson & Johnson	2.950%	9/1/20	7,258	7,333
Johnson & Johnson	1.950%	11/10/20	7,825	7,706
Johnson & Johnson	1.650%	3/1/21	14,182	13,798
Johnson & Johnson	3.550%	5/15/21	3,400	3,491
Johnson & Johnson	2.450%	12/5/21	4,995	4,948
Johnson & Johnson	2.250%	3/3/22	16,496	16,156
Kaiser Foundation Hospitals	3.500%	4/1/22	4,000	4,058
Kellogg Co.	4.150%	11/15/19	8,725	8,922
Kellogg Co.	4.000%	12/15/20	9,260	9,481
Kellogg Co.	3.125%	5/17/22	2,775	2,763
Kimberly-Clark Corp.	1.900%	5/22/19	3,269	3,245
Kimberly-Clark Corp.	3.625%	8/1/20	2,279	2,325
Kimberly-Clark Corp.	3.875%	3/1/21	2,195	2,251
Kimberly-Clark Corp.	2.400%	3/1/22	4,775	4,658
Koninklijke Philips NV	3.750%	3/15/22	14,405	14,665
Kraft Foods Group Inc.	5.375%	2/10/20	12,845	13,393
Kraft Foods Group Inc.	3.500%	6/6/22	19,621	19,621
Kraft Heinz Foods Co.	2.800%	7/2/20	23,930	23,786
Kraft Heinz Foods Co.	3.500%	7/15/22	12,125	12,130
Kroger Co.	2.950%	11/1/21	3,700	3,676
Laboratory Corp. of America Holdings	2.625%	2/1/20	7,067	7,025
Laboratory Corp. of America Holdings	4.625%	11/15/20	3,450	3,581
Laboratory Corp. of America Holdings	3.200%	2/1/22	6,542	6,530
Laboratory Corp. of America Holdings	3.750%	8/23/22	4,577	4,643
Life Technologies Corp.	6.000%	3/1/20	5,313	5,621
Life Technologies Corp.	5.000%	1/15/21	5,418	5,664
McCormick & Co. Inc.	3.900%	7/15/21	2,755	2,816
McCormick & Co. Inc.	2.700%	8/15/22	8,050	7,875
McKesson Corp.	2.284%	3/15/19	15,775	15,726
McKesson Corp.	2.700%	12/15/22	2,525	2,450
Mead Johnson Nutrition Co.	4.900%	11/1/19	6,475	6,710
Mead Johnson Nutrition Co.	3.000%	11/15/20	13,509	13,506
Medco Health Solutions Inc.	4.125%	9/15/20	6,000	6,152
Medtronic Global Holdings SCA	1.700%	3/28/19	18,729	18,613
Medtronic Inc.	5.600%	3/15/19	4,632	4,776
Medtronic Inc.	2.500%	3/15/20	47,566	47,315
Medtronic Inc.	4.450%	3/15/20	208	215
Medtronic Inc.	4.125%	3/15/21	5,603	5,787
Medtronic Inc.	3.125%	3/15/22	6,617	6,629
Medtronic Inc.	3.150%	3/15/22	40,913	40,930
Merck & Co. Inc.	1.850%	2/10/20	19,197	18,941
Merck & Co. Inc.	3.875%	1/15/21	11,833	12,193
Merck & Co. Inc.	2.350%	2/10/22	19,803	19,445
Merck & Co. Inc.	2.400%	9/15/22	13,750	13,432
Merck Sharp & Dohme Corp.	5.000%	6/30/19	15,186	15,693
Molson Coors Brewing Co.	1.900%	3/15/19	8,370	8,308
Molson Coors Brewing Co.	1.450%	7/15/19	8,575	8,435
Molson Coors Brewing Co.	2.250%	3/15/20	6,980	6,893
Molson Coors Brewing Co.	2.100%	7/15/21	11,410	10,993
Molson Coors Brewing Co.	3.500%	5/1/22	6,300	6,271
2 Mondelez International Holdings Netherlands BV	1.625%	10/28/19	6,100	5,994
Mylan Inc.	2.550%	3/28/19	7,650	7,626
Mylan NV	2.500%	6/7/19	7,266	7,212
Mylan NV	3.750%	12/15/20	10,500	10,620
Mylan NV	3.150%	6/15/21	23,971	23,713
Newell Brands Inc.	2.875%	12/1/19	5,400	5,408
Newell Brands Inc.	3.150%	4/1/21	23,423	23,175
Novartis Capital Corp.	1.800%	2/14/20	15,180	14,963

24

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Novartis Capital Corp.	4.400%	4/24/20	14,565	15,107
Novartis Capital Corp.	2.400%	5/17/22	13,705	13,409
Novartis Capital Corp.	2.400%	9/21/22	15,925	15,502
Pall Corp.	5.000%	6/15/20	1,900	1,995
PepsiCo Inc.	1.550%	5/2/19	16,970	16,821
PepsiCo Inc.	1.350%	10/4/19	10,578	10,398
PepsiCo Inc.	4.500%	1/15/20	10,475	10,826
PepsiCo Inc.	1.850%	4/30/20	14,026	13,798
PepsiCo Inc.	2.150%	10/14/20	17,385	17,128
PepsiCo Inc.	3.125%	11/1/20	13,738	13,866
PepsiCo Inc.	2.000%	4/15/21	10,462	10,218
PepsiCo Inc.	3.000%	8/25/21	8,280	8,336
PepsiCo Inc.	1.700%	10/6/21	10,110	9,697
PepsiCo Inc.	2.750%	3/5/22	15,992	15,861
PepsiCo Inc.	2.250%	5/2/22	7,625	7,400
PepsiCo Inc.	3.100%	7/17/22	11,930	11,984
PerkinElmer Inc.	5.000%	11/15/21	5,175	5,423
Perrigo Finance Unlimited Co.	3.500%	3/15/21	1,896	1,902
Perrigo Finance Unlimited Co.	3.500%	12/15/21	7,144	7,084
Pfizer Inc.	2.100%	5/15/19	12,676	12,634
Pfizer Inc.	1.450%	6/3/19	13,474	13,322
Pfizer Inc.	1.700%	12/15/19	14,969	14,774
Pfizer Inc.	5.200%	8/12/20	3,425	3,631
Pfizer Inc.	1.950%	6/3/21	16,446	16,062
Pfizer Inc.	2.200%	12/15/21	13,950	13,644
Philip Morris International Inc.	2.000%	2/21/20	14,659	14,442
Philip Morris International Inc.	4.500%	3/26/20	12,825	13,274
Philip Morris International Inc.	1.875%	2/25/21	18,423	17,832
Philip Morris International Inc.	4.125%	5/17/21	6,650	6,868
Philip Morris International Inc.	2.900%	11/15/21	4,525	4,486
Philip Morris International Inc.	2.625%	2/18/22	8,370	8,193
Philip Morris International Inc.	2.375%	8/17/22	8,616	8,278
Philip Morris International Inc.	2.500%	8/22/22	8,495	8,222
Philip Morris International Inc.	2.500%	11/2/22	10,084	9,742
1 Procter & Gamble - Esop	9.360%	1/1/21	850	936
Procter & Gamble Co.	1.750%	10/25/19	12,375	12,268
Procter & Gamble Co.	1.900%	11/1/19	13,810	13,700
Procter & Gamble Co.	1.900%	10/23/20	11,300	11,134
Procter & Gamble Co.	1.850%	2/2/21	16,655	16,263
Procter & Gamble Co.	1.700%	11/3/21	9,500	9,136
Procter & Gamble Co.	2.300%	2/6/22	16,938	16,564
Procter & Gamble Co.	2.150%	8/11/22	1,476	1,429
Quest Diagnostics Inc.	2.700%	4/1/19	5,075	5,077
Quest Diagnostics Inc.	4.750%	1/30/20	3,375	3,494
Quest Diagnostics Inc.	2.500%	3/30/20	5,130	5,093
Quest Diagnostics Inc.	4.700%	4/1/21	3,925	4,113
Reynolds American Inc.	8.125%	6/23/19	7,142	7,625
Reynolds American Inc.	6.875%	5/1/20	6,452	6,954
Reynolds American Inc.	3.250%	6/12/20	14,048	14,089
Reynolds American Inc.	4.000%	6/12/22	14,200	14,497
Sanofi	4.000%	3/29/21	27,962	28,848
Shire Acquisitions Investments Ireland DAC	1.900%	9/23/19	47,027	46,275
Shire Acquisitions Investments Ireland DAC	2.400%	9/23/21	37,137	35,841
Stryker Corp.	2.000%	3/8/19	8,083	8,043
Stryker Corp.	4.375%	1/15/20	4,200	4,332
Stryker Corp.	2.625%	3/15/21	21,740	21,502
Sysco Corp.	5.375%	3/17/19	150	154
Sysco Corp.	1.900%	4/1/19	8,713	8,659
Sysco Corp.	2.600%	10/1/20	5,611	5,570
Sysco Corp.	2.500%	7/15/21	6,624	6,528
Sysco Corp.	2.600%	6/12/22	7,375	7,194
The Kroger Co.	1.500%	9/30/19	7,369	7,213
The Kroger Co.	6.150%	1/15/20	6,877	7,282
The Kroger Co.	3.300%	1/15/21	15,256	15,312

25

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
The Kroger Co.	2.600%	2/1/21	7,605	7,504
The Kroger Co.	3.400%	4/15/22	5,950	5,968
The Kroger Co.	2.800%	8/1/22	900	878
Thermo Fisher Scientific Inc.	4.700%	5/1/20	1,275	1,323
Thermo Fisher Scientific Inc.	4.500%	3/1/21	13,632	14,200
Thermo Fisher Scientific Inc.	3.600%	8/15/21	7,995	8,126
Thermo Fisher Scientific Inc.	3.300%	2/15/22	13,595	13,606
Thermo Fisher Scientific Inc.	3.150%	1/15/23	10,096	10,002
Tupperware Brands Corp.	4.750%	6/1/21	6,300	6,499
Tyson Foods Inc.	2.650%	8/15/19	6,892	6,890
Tyson Foods Inc.	2.250%	8/23/21	7,190	6,987
Tyson Foods Inc.	4.500%	6/15/22	15,120	15,828
Unilever Capital Corp.	2.200%	3/6/19	9,990	9,954
Unilever Capital Corp.	1.800%	5/5/20	4,750	4,668
Unilever Capital Corp.	2.100%	7/30/20	8,380	8,270
Unilever Capital Corp.	4.250%	2/10/21	12,963	13,456
Unilever Capital Corp.	1.375%	7/28/21	5,190	4,926
Unilever Capital Corp.	2.200%	5/5/22	11,300	10,940
Whirlpool Corp.	2.400%	3/1/19	2,645	2,645
Whirlpool Corp.	4.850%	6/15/21	4,223	4,424
Whirlpool Corp.	4.700%	6/1/22	3,625	3,804
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	4,025	4,142
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	28,707	28,501
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	2,400	2,392
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	12,593	12,394
Zoetis Inc.	3.450%	11/13/20	7,116	7,199
Zoetis Inc.	3.250%	2/1/23	18,275	18,104
Energy (7.3%)
Anadarko Petroleum Corp.	8.700%	3/15/19	4,095	4,331
Anadarko Petroleum Corp.	6.950%	6/15/19	1,175	1,233
Anadarko Petroleum Corp.	4.850%	3/15/21	20,855	21,721
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.500%	10/15/19	2,485	2,560
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	3.500%	12/1/22	4,475	4,402
Apache Corp.	3.625%	2/1/21	10,150	10,255
Apache Corp.	3.250%	4/15/22	9,105	9,019
Apache Corp.	2.625%	1/15/23	3,175	3,042
Baker Hughes a GE Co. LLC	3.200%	8/15/21	7,983	8,005
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	2.773%	12/15/22	16,600	16,208
Boardwalk Pipelines LP	5.750%	9/15/19	3,620	3,757
Boardwalk Pipelines LP	3.375%	2/1/23	5,425	5,273
BP Capital Markets plc	4.750%	3/10/19	10,565	10,796
BP Capital Markets plc	1.676%	5/3/19	14,450	14,309
BP Capital Markets plc	2.237%	5/10/19	18,816	18,772
BP Capital Markets plc	1.768%	9/19/19	8,815	8,685
BP Capital Markets plc	2.521%	1/15/20	18,541	18,469
BP Capital Markets plc	2.315%	2/13/20	26,587	26,451
BP Capital Markets plc	4.500%	10/1/20	16,849	17,602
BP Capital Markets plc	4.742%	3/11/21	14,843	15,630
BP Capital Markets plc	2.112%	9/16/21	10,514	10,203
BP Capital Markets plc	3.561%	11/1/21	16,556	16,853
BP Capital Markets plc	3.062%	3/17/22	7,914	7,909
BP Capital Markets plc	3.245%	5/6/22	26,886	27,028
BP Capital Markets plc	2.520%	9/19/22	9,100	8,856
BP Capital Markets plc	2.500%	11/6/22	13,025	12,638
Buckeye Partners LP	4.875%	2/1/21	9,433	9,730
Canadian Natural Resources Ltd.	3.450%	11/15/21	5,575	5,620
Canadian Natural Resources Ltd.	2.950%	1/15/23	15,375	15,020
Cenovus Energy Inc.	5.700%	10/15/19	22,275	23,110
Cenovus Energy Inc.	3.000%	8/15/22	6,200	6,014
Chevron Corp.	4.950%	3/3/19	20,143	20,623
Chevron Corp.	1.561%	5/16/19	15,899	15,721
Chevron Corp.	2.193%	11/15/19	8,020	7,971

26

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chevron Corp.	1.961%	3/3/20	23,381	23,070
Chevron Corp.	1.991%	3/3/20	6,761	6,678
Chevron Corp.	2.427%	6/24/20	12,025	11,952
Chevron Corp.	2.419%	11/17/20	15,739	15,598
Chevron Corp.	2.100%	5/16/21	25,863	25,289
Chevron Corp.	2.411%	3/3/22	16,025	15,596
Chevron Corp.	2.498%	3/3/22	6,105	5,993
Chevron Corp.	2.355%	12/5/22	26,049	25,254
Columbia Pipeline Group Inc.	3.300%	6/1/20	8,620	8,652
ConocoPhillips Co.	2.400%	12/15/22	10,200	9,872
Devon Energy Corp.	4.000%	7/15/21	6,738	6,860
Devon Energy Corp.	3.250%	5/15/22	12,645	12,503
Dominion Energy Gas Holdings LLC	2.500%	12/15/19	10,300	10,263
Dominion Energy Gas Holdings LLC	2.800%	11/15/20	7,925	7,858
Enable Midstream Partners LP	2.400%	5/15/19	5,331	5,280
Enbridge Energy Partners LP	9.875%	3/1/19	4,325	4,608
Enbridge Energy Partners LP	5.200%	3/15/20	7,942	8,255
Enbridge Energy Partners LP	4.375%	10/15/20	7,970	8,186
Enbridge Energy Partners LP	4.200%	9/15/21	7,875	8,061
Enbridge Inc.	2.900%	7/15/22	9,450	9,204
Encana Corp.	6.500%	5/15/19	5,480	5,699
Encana Corp.	3.900%	11/15/21	7,264	7,393
Energy Transfer LP	9.700%	3/15/19	2,900	3,103
Energy Transfer LP	9.000%	4/15/19	2,646	2,815
Energy Transfer LP	4.150%	10/1/20	14,355	14,644
Energy Transfer LP	4.650%	6/1/21	17,249	17,858
Energy Transfer LP	5.200%	2/1/22	10,602	11,137
Energy Transfer LP	3.600%	2/1/23	14,720	14,486
EnLink Midstream Partners LP	2.700%	4/1/19	5,370	5,328
Enterprise Products Operating LLC	2.550%	10/15/19	15,435	15,360
Enterprise Products Operating LLC	5.250%	1/31/20	7,482	7,810
Enterprise Products Operating LLC	5.200%	9/1/20	9,155	9,637
Enterprise Products Operating LLC	2.800%	2/15/21	7,200	7,150
Enterprise Products Operating LLC	2.850%	4/15/21	9,142	9,077
Enterprise Products Operating LLC	4.050%	2/15/22	7,068	7,266
1 Enterprise Products Operating LLC	4.875%	8/16/77	4,250	4,186
EOG Resources Inc.	5.625%	6/1/19	17,783	18,407
EOG Resources Inc.	2.450%	4/1/20	6,505	6,449
EOG Resources Inc.	4.400%	6/1/20	7,750	7,994
EOG Resources Inc.	4.100%	2/1/21	4,425	4,549
EQT Corp.	8.125%	6/1/19	5,975	6,353
EQT Corp.	2.500%	10/1/20	7,500	7,371
EQT Corp.	4.875%	11/15/21	11,072	11,563
EQT Corp.	3.000%	10/1/22	11,850	11,523
Exxon Mobil Corp.	1.708%	3/1/19	13,720	13,637
Exxon Mobil Corp.	1.819%	3/15/19	24,215	24,059
Exxon Mobil Corp.	1.912%	3/6/20	26,725	26,393
Exxon Mobil Corp.	2.222%	3/1/21	29,456	28,987
Exxon Mobil Corp.	2.397%	3/6/22	15,278	14,882
Halliburton Co.	3.250%	11/15/21	4,447	4,460
Husky Energy Inc.	6.150%	6/15/19	1,535	1,597
Husky Energy Inc.	7.250%	12/15/19	9,120	9,782
Husky Energy Inc.	3.950%	4/15/22	7,884	8,015
Kinder Morgan Energy Partners LP	6.850%	2/15/20	6,550	7,004
Kinder Morgan Energy Partners LP	6.500%	4/1/20	8,270	8,810
Kinder Morgan Energy Partners LP	5.300%	9/15/20	5,855	6,135
Kinder Morgan Energy Partners LP	3.500%	3/1/21	13,151	13,172
Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,000	5,350
Kinder Morgan Energy Partners LP	5.000%	10/1/21	13,075	13,736
Kinder Morgan Energy Partners LP	4.150%	3/1/22	3,400	3,469
Kinder Morgan Energy Partners LP	3.950%	9/1/22	11,800	11,971
Kinder Morgan Energy Partners LP	3.450%	2/15/23	4,650	4,592
Kinder Morgan Inc.	3.050%	12/1/19	25,570	25,566
Kinder Morgan Inc.	6.500%	9/15/20	3,878	4,155

27

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Inc.	3.150%	1/15/23	10,550	10,317
Magellan Midstream Partners LP	6.550%	7/15/19	6,476	6,785
Magellan Midstream Partners LP	4.250%	2/1/21	4,056	4,178
Marathon Oil Corp.	2.700%	6/1/20	9,660	9,560
Marathon Oil Corp.	2.800%	11/1/22	16,319	15,702
Marathon Petroleum Corp.	3.400%	12/15/20	12,600	12,728
Marathon Petroleum Corp.	5.125%	3/1/21	11,004	11,639
MPLX LP	5.500%	2/15/23	638	655
MPLX LP	3.375%	3/15/23	2,000	1,980
Nabors Industries Inc.	9.250%	1/15/19	1,550	1,620
National Fuel Gas Co.	4.900%	12/1/21	5,464	5,657
National Oilwell Varco Inc.	2.600%	12/1/22	15,273	14,612
Noble Energy Inc.	5.625%	5/1/21	1,752	1,779
Noble Energy Inc.	4.150%	12/15/21	13,811	14,112
Occidental Petroleum Corp.	4.100%	2/1/21	15,898	16,420
Occidental Petroleum Corp.	3.125%	2/15/22	10,447	10,476
Occidental Petroleum Corp.	2.600%	4/15/22	10,220	10,009
Occidental Petroleum Corp.	2.700%	2/15/23	13,650	13,365
ONEOK Inc.	4.250%	2/1/22	10,083	10,276
ONEOK Partners LP	8.625%	3/1/19	6,175	6,512
ONEOK Partners LP	3.375%	10/1/22	14,915	14,775
Petro-Canada	9.250%	10/15/21	2,795	3,363
Phillips 66	4.300%	4/1/22	27,915	28,909
Phillips 66 Partners LP	2.646%	2/15/20	4,075	4,053
Pioneer Natural Resources Co.	7.500%	1/15/20	5,200	5,623
Pioneer Natural Resources Co.	3.450%	1/15/21	7,375	7,423
Pioneer Natural Resources Co.	3.950%	7/15/22	8,811	8,992
Plains All American Pipeline LP / PAA Finance Corp.	2.600%	12/15/19	2,500	2,472
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	9,652	10,095
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	7,609	7,876
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	7,005	6,918
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	4,600	4,342
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	8,018	8,429
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	15,676	16,773
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	7,150	7,472
Sabine Pass Liquefaction LLC	5.625%	2/1/21	34,260	36,144
Sabine Pass Liquefaction LLC	6.250%	3/15/22	14,290	15,576
Shell International Finance BV	1.375%	5/10/19	12,148	11,981
Shell International Finance BV	1.375%	9/12/19	18,590	18,268
Shell International Finance BV	4.300%	9/22/19	23,443	24,033
Shell International Finance BV	4.375%	3/25/20	13,810	14,260
Shell International Finance BV	2.125%	5/11/20	31,829	31,436
Shell International Finance BV	2.250%	11/10/20	17,668	17,396
Shell International Finance BV	1.875%	5/10/21	30,933	29,896
Shell International Finance BV	1.750%	9/12/21	10,868	10,411
Shell International Finance BV	2.375%	8/21/22	15,962	15,529
Shell International Finance BV	2.250%	1/6/23	12,801	12,265
Southern Natural Gas Co. LLC / Southern Natural Issuing
Corp.	4.400%	6/15/21	3,120	3,214
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	12,766	13,103
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	2,950	3,057
TC Pipelines LP	4.650%	6/15/21	2,608	2,694
Total Capital International SA	2.100%	6/19/19	18,481	18,369
Total Capital International SA	2.750%	6/19/21	11,131	11,086
Total Capital International SA	2.875%	2/17/22	11,530	11,438
Total Capital International SA	2.700%	1/25/23	15,409	15,070
Total Capital SA	4.450%	6/24/20	16,630	17,236
Total Capital SA	4.125%	1/28/21	9,330	9,660
Total Capital SA	4.250%	12/15/21	1,950	2,041
TransCanada PipeLines Ltd.	2.125%	11/15/19	4,000	3,964
TransCanada PipeLines Ltd.	3.800%	10/1/20	16,655	17,038

28

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TransCanada PipeLines Ltd.	2.500%	8/1/22	24,970	24,287
Valero Energy Corp.	9.375%	3/15/19	8,849	9,436
Valero Energy Corp.	6.125%	2/1/20	10,096	10,669
Western Gas Partners LP	5.375%	6/1/21	5,002	5,229
Western Gas Partners LP	4.000%	7/1/22	14,806	14,888
Williams Partners LP	5.250%	3/15/20	22,659	23,646
Williams Partners LP	4.125%	11/15/20	7,212	7,376
Williams Partners LP	4.000%	11/15/21	7,607	7,752
Williams Partners LP	3.600%	3/15/22	13,751	13,793
Williams Partners LP	3.350%	8/15/22	16,885	16,707
Other Industrial (0.1%)
Cintas Corp. No 2	4.300%	6/1/21	2,015	2,094
Cintas Corp. No 2	2.900%	4/1/22	7,250	7,181
Cintas Corp. No 2	3.250%	6/1/22	3,225	3,234
Fluor Corp.	3.375%	9/15/21	5,000	5,052
Yale University Connecticut GO	2.086%	4/15/19	1,400	1,395
Technology (8.7%)
Adobe Systems Inc.	4.750%	2/1/20	15,330	15,933
Alphabet Inc.	3.625%	5/19/21	8,230	8,469
Amphenol Corp.	2.200%	4/1/20	10,178	10,042
Amphenol Corp.	3.125%	9/15/21	470	470
Amphenol Corp.	4.000%	2/1/22	4,560	4,670
Analog Devices Inc.	2.500%	12/5/21	5,875	5,737
Apple Inc.	2.100%	5/6/19	27,671	27,595
Apple Inc.	1.100%	8/2/19	16,555	16,262
Apple Inc.	1.500%	9/12/19	6,800	6,713
Apple Inc.	1.800%	11/13/19	10,000	9,901
Apple Inc.	1.550%	2/7/20	21,497	21,127
Apple Inc.	1.900%	2/7/20	14,676	14,514
Apple Inc.	2.000%	5/6/20	23,121	22,844
Apple Inc.	1.800%	5/11/20	17,300	17,022
Apple Inc.	2.000%	11/13/20	7,000	6,888
Apple Inc.	2.250%	2/23/21	32,399	31,926
Apple Inc.	2.850%	5/6/21	37,525	37,542
Apple Inc.	1.550%	8/4/21	19,012	18,221
Apple Inc.	2.150%	2/9/22	23,754	23,054
Apple Inc.	2.500%	2/9/22	21,821	21,468
Apple Inc.	2.300%	5/11/22	20,690	20,132
Apple Inc.	2.700%	5/13/22	19,462	19,356
Apple Inc.	2.100%	9/12/22	6,200	5,956
Apple Inc.	2.400%	1/13/23	11,675	11,319
Apple Inc.	2.850%	2/23/23	22,942	22,702
Applied Materials Inc.	2.625%	10/1/20	5,025	5,014
Applied Materials Inc.	4.300%	6/15/21	10,230	10,654
Arrow Electronics Inc.	3.500%	4/1/22	4,706	4,673
Autodesk Inc.	3.125%	6/15/20	5,000	5,014
Autodesk Inc.	3.600%	12/15/22	3,043	3,052
Avnet Inc.	5.875%	6/15/20	4,139	4,362
Avnet Inc.	3.750%	12/1/21	5,175	5,209
Avnet Inc.	4.875%	12/1/22	3,850	4,003
Baidu Inc.	2.750%	6/9/19	10,191	10,168
Baidu Inc.	3.000%	6/30/20	6,550	6,528
Baidu Inc.	2.875%	7/6/22	16,375	15,979
Baidu Inc.	3.500%	11/28/22	10,199	10,168
Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.375%	1/15/20	40,290	39,779
Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.200%	1/15/21	11,250	10,894
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.000%	1/15/22	50,867	49,775
Broadcom Corp. / Broadcom Cayman Finance Ltd.	2.650%	1/15/23	10,575	10,016
Broadridge Financial Solutions Inc.	3.950%	9/1/20	2,800	2,863
CA Inc.	5.375%	12/1/19	9,525	9,886
CA Inc.	3.600%	8/1/20	5,669	5,735
CA Inc.	3.600%	8/15/22	7,150	7,191
Cisco Systems Inc.	2.125%	3/1/19	28,697	28,640

29

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cisco Systems Inc.	1.400%	9/20/19	11,758	11,573
Cisco Systems Inc.	4.450%	1/15/20	36,108	37,366
Cisco Systems Inc.	2.450%	6/15/20	13,090	13,018
Cisco Systems Inc.	2.200%	2/28/21	31,387	30,824
Cisco Systems Inc.	2.900%	3/4/21	8,850	8,864
Cisco Systems Inc.	1.850%	9/20/21	32,395	31,271
Cisco Systems Inc.	3.000%	6/15/22	2,510	2,511
Cisco Systems Inc.	2.600%	2/28/23	5,200	5,075
Corning Inc.	6.625%	5/15/19	3,155	3,297
Corning Inc.	4.250%	8/15/20	2,000	2,058
Corning Inc.	2.900%	5/15/22	4,150	4,090
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	54,127	54,482
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	65,326	66,655
DXC Technology Co.	2.875%	3/27/20	8,450	8,431
Equifax Inc.	2.300%	6/1/21	5,475	5,307
Equifax Inc.	3.300%	12/15/22	4,395	4,355
Fidelity National Information Services Inc.	3.625%	10/15/20	15,392	15,629
Fidelity National Information Services Inc.	2.250%	8/15/21	15,113	14,630
Fidelity National Information Services Inc.	4.500%	10/15/22	3,476	3,617
Fiserv Inc.	2.700%	6/1/20	15,470	15,437
Fiserv Inc.	4.625%	10/1/20	5,454	5,688
Fiserv Inc.	4.750%	6/15/21	615	647
Fiserv Inc.	3.500%	10/1/22	12,154	12,267
Flex Ltd.	4.625%	2/15/20	5,200	5,337
Flex Ltd.	5.000%	2/15/23	7,285	7,673
Hewlett Packard Enterprise Co.	3.600%	10/15/20	46,481	47,016
Hewlett Packard Enterprise Co.	4.400%	10/15/22	18,537	19,219
HP Inc.	3.750%	12/1/20	1,655	1,684
HP Inc.	4.300%	6/1/21	15,356	15,860
HP Inc.	4.375%	9/15/21	18,649	19,310
HP Inc.	4.650%	12/9/21	28,346	29,727
HP Inc.	4.050%	9/15/22	3,375	3,470
IBM Credit LLC	1.625%	9/6/19	11,100	10,965
IBM Credit LLC	1.800%	1/20/21	8,500	8,258
IBM Credit LLC	2.650%	2/5/21	14,000	13,908
IBM Credit LLC	2.200%	9/8/22	7,250	6,974
IBM Credit LLC	3.000%	2/6/23	10,500	10,415
Intel Corp.	1.850%	5/11/20	14,165	13,952
Intel Corp.	2.450%	7/29/20	24,601	24,482
Intel Corp.	1.700%	5/19/21	10,498	10,161
Intel Corp.	3.300%	10/1/21	18,305	18,605
Intel Corp.	2.350%	5/11/22	10,850	10,612
Intel Corp.	3.100%	7/29/22	12,118	12,183
Intel Corp.	2.700%	12/15/22	21,215	20,934
International Business Machines Corp.	1.875%	5/15/19	6,710	6,672
International Business Machines Corp.	1.800%	5/17/19	17,440	17,283
International Business Machines Corp.	8.375%	11/1/19	4,206	4,610
International Business Machines Corp.	1.900%	1/27/20	11,950	11,787
International Business Machines Corp.	1.625%	5/15/20	22,058	21,569
International Business Machines Corp.	2.250%	2/19/21	11,907	11,704
International Business Machines Corp.	2.900%	11/1/21	7,905	7,890
International Business Machines Corp.	2.500%	1/27/22	14,015	13,759
International Business Machines Corp.	1.875%	8/1/22	3,591	3,414
International Business Machines Corp.	2.875%	11/9/22	9,125	9,005
Jabil Inc.	5.625%	12/15/20	3,500	3,707
Jabil Inc.	4.700%	9/15/22	5,050	5,223
Juniper Networks Inc.	3.125%	2/26/19	2,845	2,854
Juniper Networks Inc.	3.300%	6/15/20	2,450	2,460
Juniper Networks Inc.	4.600%	3/15/21	2,155	2,231
Keysight Technologies Inc.	3.300%	10/30/19	3,800	3,815
KLA-Tencor Corp.	3.375%	11/1/19	1,200	1,209
KLA-Tencor Corp.	4.125%	11/1/21	6,655	6,857
Lam Research Corp.	2.750%	3/15/20	6,130	6,086
Lam Research Corp.	2.800%	6/15/21	11,850	11,723

30

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	4.200%	6/1/19	13,565	13,877
Microsoft Corp.	1.100%	8/8/19	35,410	34,781
Microsoft Corp.	1.850%	2/6/20	21,020	20,796
Microsoft Corp.	1.850%	2/12/20	21,185	20,950
Microsoft Corp.	3.000%	10/1/20	18,431	18,679
Microsoft Corp.	2.000%	11/3/20	30,811	30,323
Microsoft Corp.	4.000%	2/8/21	753	781
Microsoft Corp.	1.550%	8/8/21	40,724	39,140
Microsoft Corp.	2.400%	2/6/22	23,150	22,733
Microsoft Corp.	2.375%	2/12/22	21,454	21,014
Microsoft Corp.	2.650%	11/3/22	12,901	12,717
Microsoft Corp.	2.125%	11/15/22	8,259	7,966
Motorola Solutions Inc.	3.500%	9/1/21	4,600	4,599
Motorola Solutions Inc.	3.750%	5/15/22	11,113	11,087
NetApp Inc.	2.000%	9/27/19	6,950	6,864
NetApp Inc.	3.375%	6/15/21	5,925	5,943
NVIDIA Corp.	2.200%	9/16/21	14,610	14,232
Oracle Corp.	5.000%	7/8/19	19,054	19,711
Oracle Corp.	2.250%	10/8/19	29,459	29,400
Oracle Corp.	3.875%	7/15/20	13,828	14,231
Oracle Corp.	2.800%	7/8/21	21,653	21,594
Oracle Corp.	1.900%	9/15/21	57,224	55,249
Oracle Corp.	2.500%	5/15/22	33,362	32,670
Oracle Corp.	2.500%	10/15/22	33,784	32,919
Oracle Corp.	2.625%	2/15/23	14,825	14,443
Pitney Bowes Inc.	6.250%	3/15/19	780	801
Pitney Bowes Inc.	3.625%	10/1/21	9,640	9,163
Pitney Bowes Inc.	4.125%	5/15/22	6,351	5,979
QUALCOMM Inc.	1.850%	5/20/19	16,750	16,607
QUALCOMM Inc.	2.100%	5/20/20	20,880	20,467
QUALCOMM Inc.	2.250%	5/20/20	25,735	25,292
QUALCOMM Inc.	3.000%	5/20/22	21,596	21,152
QUALCOMM Inc.	2.600%	1/30/23	20,877	19,855
2 Seagate HDD Cayman	4.250%	3/1/22	11,750	11,633
Tech Data Corp.	3.700%	2/15/22	6,855	6,788
Texas Instruments Inc.	1.650%	8/3/19	7,601	7,514
Texas Instruments Inc.	1.750%	5/1/20	3,158	3,103
Texas Instruments Inc.	2.750%	3/12/21	12,050	12,024
Texas Instruments Inc.	1.850%	5/15/22	5,197	4,959
Total System Services Inc.	3.800%	4/1/21	12,694	12,830
Tyco Electronics Group SA	2.350%	8/1/19	4,117	4,105
Tyco Electronics Group SA	4.875%	1/15/21	180	189
Tyco Electronics Group SA	3.500%	2/3/22	8,847	8,951
Verisk Analytics Inc.	5.800%	5/1/21	5,089	5,467
Verisk Analytics Inc.	4.125%	9/12/22	5,822	5,993
VMware Inc.	2.300%	8/21/20	17,120	16,718
VMware Inc.	2.950%	8/21/22	21,010	20,292
Xerox Corp.	2.750%	3/15/19	5,636	5,629
Xerox Corp.	5.625%	12/15/19	6,725	7,012
Xerox Corp.	2.800%	5/15/20	3,100	3,073
Xerox Corp.	3.500%	8/20/20	300	300
Xerox Corp.	2.750%	9/1/20	4,865	4,782
Xerox Corp.	4.500%	5/15/21	15,724	16,112
Xerox Corp.	4.070%	3/17/22	3,205	3,222
Xilinx Inc.	2.125%	3/15/19	6,104	6,073
Xilinx Inc.	3.000%	3/15/21	7,416	7,391
Transportation (1.3%)
1 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	10,311	10,753
Burlington Northern Santa Fe LLC	4.700%	10/1/19	11,639	12,004
Burlington Northern Santa Fe LLC	3.450%	9/15/21	7,034	7,152
Burlington Northern Santa Fe LLC	3.050%	3/15/22	9,750	9,780
Burlington Northern Santa Fe LLC	3.050%	9/1/22	10,936	10,941
Canadian National Railway Co.	5.550%	3/1/19	6,823	7,021

31

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Canadian National Railway Co.	2.400%	2/3/20	4,000	3,992
Canadian National Railway Co.	2.850%	12/15/21	3,925	3,917
Canadian Pacific Railway Co.	7.250%	5/15/19	5,054	5,323
Canadian Pacific Railway Co.	9.450%	8/1/21	2,250	2,693
1 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	5,122	5,524
1 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,385	2,538
1 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	1,716	1,768
CSX Corp.	3.700%	10/30/20	4,212	4,302
CSX Corp.	4.250%	6/1/21	5,865	6,073
1 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	4,290	4,780
1 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	1,491	1,588
1 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,253	1,274
1 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,322	1,355
Delta Air Lines Inc.	2.875%	3/13/20	5,150	5,137
Delta Air Lines Inc.	2.600%	12/4/20	14,900	14,697
Delta Air Lines Inc.	3.625%	3/15/22	13,900	13,908
FedEx Corp.	2.300%	2/1/20	4,215	4,175
FedEx Corp.	2.625%	8/1/22	6,550	6,415
JB Hunt Transport Services Inc.	2.400%	3/15/19	2,150	2,145
JB Hunt Transport Services Inc.	3.300%	8/15/22	4,900	4,888
Norfolk Southern Corp.	5.900%	6/15/19	6,915	7,193
Norfolk Southern Corp.	3.250%	12/1/21	10,314	10,394
Norfolk Southern Corp.	3.000%	4/1/22	5,925	5,903
Norfolk Southern Corp.	2.903%	2/15/23	9,706	9,565
Norfolk Southern Railway Co.	9.750%	6/15/20	1,980	2,277
1 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	1,460	1,547
Ryder System Inc.	2.550%	6/1/19	6,230	6,216
Ryder System Inc.	2.450%	9/3/19	6,670	6,643
Ryder System Inc.	2.650%	3/2/20	6,100	6,067
Ryder System Inc.	2.500%	5/11/20	5,100	5,051
Ryder System Inc.	2.875%	9/1/20	4,896	4,879
Ryder System Inc.	2.250%	9/1/21	4,490	4,346
Ryder System Inc.	3.450%	11/15/21	250	252
Ryder System Inc.	2.800%	3/1/22	8,075	7,949
Ryder System Inc.	2.500%	9/1/22	1,150	1,113
Ryder System Inc.	3.400%	3/1/23	550	550
Southwest Airlines Co.	2.750%	11/6/19	4,040	4,039
Southwest Airlines Co.	2.650%	11/5/20	5,609	5,562
Southwest Airlines Co.	2.750%	11/16/22	5,700	5,606
Union Pacific Corp.	2.250%	6/19/20	5,850	5,800
Union Pacific Corp.	4.000%	2/1/21	6,854	7,091
Union Pacific Corp.	4.163%	7/15/22	8,225	8,590
Union Pacific Corp.	2.950%	1/15/23	3,982	3,964
United Parcel Service Inc.	5.125%	4/1/19	19,276	19,783
United Parcel Service Inc.	3.125%	1/15/21	16,441	16,588
United Parcel Service Inc.	2.050%	4/1/21	9,975	9,777
United Parcel Service Inc.	2.350%	5/16/22	11,962	11,648
United Parcel Service Inc.	2.450%	10/1/22	12,744	12,415
United Parcel Service of America Inc.	8.375%	4/1/20	2,400	2,670
				13,969,049
Utilities (4.2%)
Electric (3.9%)
AEP Texas Inc.	2.400%	10/1/22	7,675	7,400
Alabama Power Co.	3.375%	10/1/20	745	754
Alabama Power Co.	2.450%	3/30/22	7,925	7,721
Ameren Corp.	2.700%	11/15/20	7,352	7,309
Ameren Illinois Co.	2.700%	9/1/22	6,835	6,719
American Electric Power Co. Inc.	2.150%	11/13/20	5,950	5,838
American Electric Power Co. Inc.	2.950%	12/15/22	5,751	5,683
Appalachian Power Co.	4.600%	3/30/21	4,500	4,700
Arizona Public Service Co.	8.750%	3/1/19	6,402	6,773
Baltimore Gas & Electric Co.	3.500%	11/15/21	5,347	5,430
Berkshire Hathaway Energy Co.	2.400%	2/1/20	5,000	4,970

32

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Berkshire Hathaway Energy Co.	2.375%	1/15/21	6,330	6,242
2 Berkshire Hathaway Energy Co.	2.800%	1/15/23	5,400	5,284
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	8,000	7,723
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	2,887	2,784
CenterPoint Energy Inc.	2.500%	9/1/22	7,675	7,424
CMS Energy Corp.	8.750%	6/15/19	3,445	3,697
CMS Energy Corp.	6.250%	2/1/20	2,775	2,946
CMS Energy Corp.	5.050%	3/15/22	4,200	4,454
Commonwealth Edison Co.	4.000%	8/1/20	2,625	2,691
Commonwealth Edison Co.	3.400%	9/1/21	7,100	7,192
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	7,450	7,763
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,750	2,854
Consolidated Edison Inc.	2.000%	3/15/20	7,584	7,472
Consolidated Edison Inc.	2.000%	5/15/21	10,250	9,941
Constellation Energy Group Inc.	5.150%	12/1/20	6,782	7,098
Consumers Energy Co.	6.125%	3/15/19	6,590	6,824
Consumers Energy Co.	6.700%	9/15/19	5,313	5,628
Consumers Energy Co.	5.650%	4/15/20	2,875	3,048
Consumers Energy Co.	2.850%	5/15/22	5,444	5,399
Dominion Energy Inc.	2.962%	7/1/19	9,875	9,903
Dominion Energy Inc.	1.600%	8/15/19	4,403	4,337
Dominion Energy Inc.	5.200%	8/15/19	6,285	6,495
Dominion Energy Inc.	2.500%	12/1/19	14,351	14,252
Dominion Energy Inc.	2.579%	7/1/20	15,001	14,817
Dominion Energy Inc.	4.450%	3/15/21	8,809	9,132
Dominion Energy Inc.	4.104%	4/1/21	5,350	5,460
Dominion Energy Inc.	2.000%	8/15/21	6,545	6,287
Dominion Energy Inc.	2.750%	1/15/22	4,250	4,157
Dominion Energy Inc.	2.750%	9/15/22	550	534
DTE Electric Co.	3.450%	10/1/20	5,050	5,121
DTE Energy Co.	1.500%	10/1/19	4,930	4,832
DTE Energy Co.	2.400%	12/1/19	7,850	7,796
DTE Energy Co.	3.300%	6/15/22	2,000	1,994
Duke Energy Carolinas LLC	4.300%	6/15/20	3,325	3,440
Duke Energy Carolinas LLC	3.900%	6/15/21	5,625	5,790
Duke Energy Corp.	5.050%	9/15/19	7,920	8,192
Duke Energy Corp.	1.800%	9/1/21	15,350	14,686
Duke Energy Corp.	3.550%	9/15/21	7,805	7,907
Duke Energy Corp.	2.400%	8/15/22	7,700	7,434
Duke Energy Corp.	3.050%	8/15/22	8,918	8,834
1 Duke Energy Florida LLC	2.100%	12/15/19	3,750	3,731
Duke Energy Florida LLC	3.100%	8/15/21	2,925	2,945
Duke Energy Indiana LLC	3.750%	7/15/20	4,350	4,450
Duke Energy Ohio Inc.	5.450%	4/1/19	11,179	11,515
Duke Energy Progress Llc	3.000%	9/15/21	2,500	2,507
Duke Energy Progress Llc	2.800%	5/15/22	7,350	7,293
Edison International	2.125%	4/15/20	7,550	7,411
Edison International	2.400%	9/15/22	4,900	4,700
Emera US Finance LP	2.150%	6/15/19	6,584	6,530
Emera US Finance LP	2.700%	6/15/21	15,820	15,508
Entergy Arkansas Inc.	3.750%	2/15/21	4,592	4,685
Entergy Corp.	5.125%	9/15/20	3,575	3,741
Entergy Corp.	4.000%	7/15/22	10,024	10,267
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	3,810	3,901
Eversource Energy	4.500%	11/15/19	3,432	3,526
Eversource Energy	2.500%	3/15/21	7,000	6,898
Eversource Energy	2.750%	3/15/22	8,550	8,384
Exelon Corp.	2.850%	6/15/20	13,625	13,545
Exelon Corp.	2.450%	4/15/21	4,100	4,015
Exelon Corp.	3.497%	6/1/22	11,495	11,458
Exelon Generation Co. LLC	5.200%	10/1/19	9,610	9,940
Exelon Generation Co. LLC	2.950%	1/15/20	20,346	20,346
Exelon Generation Co. LLC	4.000%	10/1/20	9,851	10,050
Exelon Generation Co. LLC	3.400%	3/15/22	6,000	5,989

33

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exelon Generation Co. LLC	4.250%	6/15/22	7,334	7,587
FirstEnergy Corp.	2.850%	7/15/22	9,125	8,854
Fortis Inc.	2.100%	10/4/21	13,898	13,367
Georgia Power Co.	4.250%	12/1/19	6,745	6,935
Georgia Power Co.	2.000%	3/30/20	8,430	8,312
Georgia Power Co.	2.000%	9/8/20	3,190	3,130
Georgia Power Co.	2.400%	4/1/21	5,058	4,971
Georgia Power Co.	2.850%	5/15/22	3,800	3,754
Great Plains Energy Inc.	4.850%	6/1/21	4,630	4,818
Indiana Michigan Power Co.	7.000%	3/15/19	5,367	5,598
2 ITC Holdings Corp.	2.700%	11/15/22	7,025	6,849
Kansas City Power & Light Co.	7.150%	4/1/19	5,488	5,743
Kentucky Utilities Co.	3.250%	11/1/20	3,925	3,960
LG&E & KU Energy LLC	3.750%	11/15/20	6,200	6,310
LG&E & KU Energy LLC	4.375%	10/1/21	1,575	1,633
MidAmerican Energy Co.	2.400%	3/15/19	6,333	6,329
National Rural Utilities Cooperative Finance Corp.	1.500%	11/1/19	2,240	2,205
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	2,415	2,405
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	9,650	9,528
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	3,585	3,556
National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	2,115	2,089
National Rural Utilities Cooperative Finance Corp.	2.900%	3/15/21	4,150	4,147
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	6,987	6,980
National Rural Utilities Cooperative Finance Corp.	2.400%	4/25/22	6,930	6,739
National Rural Utilities Cooperative Finance Corp.	2.300%	9/15/22	1,000	966
National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	7,770	7,590
Nevada Power Co.	7.125%	3/15/19	11,392	11,907
NextEra Energy Capital Holdings Inc.	2.300%	4/1/19	8,790	8,748
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	7,070	7,034
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	5,289	5,296
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	3,315	3,445
NextEra Energy Capital Holdings Inc.	2.800%	1/15/23	7,000	6,856
Northern States Power Co.	2.200%	8/15/20	3,200	3,161
Northern States Power Co.	2.150%	8/15/22	2,875	2,758
NV Energy Inc.	6.250%	11/15/20	2,750	2,974
Oglethorpe Power Corp.	6.100%	3/15/19	1,915	1,976
Ohio Power Co.	5.375%	10/1/21	5,512	5,960
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,599	2,580
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	4,828	4,988
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	9,161	10,563
Pacific Gas & Electric Co.	3.500%	10/1/20	9,159	9,279
Pacific Gas & Electric Co.	4.250%	5/15/21	4,362	4,490
Pacific Gas & Electric Co.	2.450%	8/15/22	6,235	5,972
PacifiCorp	3.850%	6/15/21	4,502	4,623
PacifiCorp	2.950%	2/1/22	6,387	6,366
PECO Energy Co.	1.700%	9/15/21	4,225	4,044
PECO Energy Co.	2.375%	9/15/22	1,875	1,818
Pennsylvania Electric Co.	5.200%	4/1/20	3,725	3,880
PG&E Corp.	2.400%	3/1/19	5,383	5,367
Pinnacle West Capital Corp.	2.250%	11/30/20	4,825	4,735
Portland General Electric Co.	6.100%	4/15/19	2,510	2,598
PPL Capital Funding Inc.	4.200%	6/15/22	7,855	8,104
PPL Capital Funding Inc.	3.500%	12/1/22	3,520	3,537
PPL Electric Utilities Corp.	3.000%	9/15/21	4,300	4,309
Progress Energy Inc.	7.050%	3/15/19	1,485	1,551
Progress Energy Inc.	4.875%	12/1/19	4,856	5,032
Progress Energy Inc.	4.400%	1/15/21	4,475	4,617
Progress Energy Inc.	3.150%	4/1/22	5,762	5,729
PSEG Power LLC	5.125%	4/15/20	4,280	4,468
PSEG Power LLC	3.000%	6/15/21	6,977	6,961
Public Service Co. of Colorado	5.125%	6/1/19	5,000	5,138
Public Service Co. of Colorado	3.200%	11/15/20	3,175	3,209
Public Service Co. of Colorado	2.250%	9/15/22	5,835	5,615
Public Service Co. of Oklahoma	5.150%	12/1/19	1,372	1,424

34

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Public Service Electric & Gas Co.	1.900%	3/15/21	8,350	8,113
	Public Service Enterprise Group Inc.	1.600%	11/15/19	7,450	7,298
	Public Service Enterprise Group Inc.	2.000%	11/15/21	3,450	3,286
	Public Service Enterprise Group Inc.	2.650%	11/15/22	2,550	2,475
	Puget Energy Inc.	6.500%	12/15/20	6,175	6,733
	Puget Energy Inc.	6.000%	9/1/21	6,426	6,991
	Puget Energy Inc.	5.625%	7/15/22	7,725	8,358
	San Diego Gas & Electric Co.	3.000%	8/15/21	3,431	3,437
	SCANA Corp.	4.750%	5/15/21	4,700	4,805
3	Southern California Edison Co.	2.900%	3/1/21	8,000	7,997
	Southern California Edison Co.	3.875%	6/1/21	6,600	6,776
1	Southern California Edison Co.	1.845%	2/1/22	1,586	1,552
	Southern California Edison Co.	2.400%	2/1/22	4,350	4,232
	Southern Co.	1.850%	7/1/19	12,320	12,197
	Southern Co.	2.150%	9/1/19	5,875	5,813
	Southern Co.	2.750%	6/15/20	9,796	9,713
	Southern Co.	2.350%	7/1/21	15,599	15,157
1	Southern Co.	5.500%	3/15/57	5,925	6,110
	Southern Power Co.	1.950%	12/15/19	8,400	8,284
	Southern Power Co.	2.375%	6/1/20	2,460	2,427
	Southern Power Co.	2.500%	12/15/21	5,450	5,297
	Tampa Electric Co.	5.400%	5/15/21	2,225	2,370
	TECO Finance Inc.	5.150%	3/15/20	3,855	4,001
	TransAlta Corp.	4.500%	11/15/22	6,594	6,695
	UIL Holdings Corp.	4.625%	10/1/20	1,220	1,262
	Virginia Electric & Power Co.	5.000%	6/30/19	1,419	1,461
	Virginia Electric & Power Co.	2.950%	1/15/22	4,450	4,429
	Virginia Electric & Power Co.	3.450%	9/1/22	4,765	4,822
	WEC Energy Group Inc.	2.450%	6/15/20	3,813	3,780
	Wisconsin Electric Power Co.	2.950%	9/15/21	2,870	2,864
	Xcel Energy Inc.	4.700%	5/15/20	4,640	4,774
	Xcel Energy Inc.	2.400%	3/15/21	12,995	12,754
	Xcel Energy Inc.	2.600%	3/15/22	3,700	3,613
	Natural Gas (0.3%)
	Atmos Energy Corp.	8.500%	3/15/19	2,787	2,952
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	5,251	5,424
	NiSource Finance Corp.	5.450%	9/15/20	4,425	4,675
	NiSource Finance Corp.	2.650%	11/17/22	5,000	4,860
	Sempra Energy	1.625%	10/7/19	14,368	14,126
	Sempra Energy	2.400%	2/1/20	9,450	9,370
	Sempra Energy	2.400%	3/15/20	9,289	9,195
	Sempra Energy	2.850%	11/15/20	5,572	5,546
	Sempra Energy	2.875%	10/1/22	4,743	4,668
	Sempra Energy	4.050%	12/1/23	300	309
	Southern Co. Gas Capital Corp.	5.250%	8/15/19	2,825	2,917
	Southern Co. Gas Capital Corp.	3.500%	9/15/21	5,100	5,131
					1,099,012
Total Corporate Bonds (Cost $26,305,269)					25,900,825
Taxable Municipal Bonds (0.0%)
	Emory University Georgia GO	5.625%	9/1/19	1,980	2,065
	Princeton University New Jersey GO	4.950%	3/1/19	4,482	4,594
	Stanford University California GO	4.750%	5/1/19	2,800	2,870
Total Taxable Municipal Bonds (Cost $9,644)					9,529

35

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
5 Vanguard Market Liquidity Fund (Cost $89,584)	1.601%	895,917	89,583
Total Investments (99.6%) (Cost $26,443,696)			26,039,075
Other Assets and Liabilities—Net (0.4%)			105,144
Net Assets (100%)			26,144,219

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, the aggregate value of these securities was $419,633,000, representing 1.6% of net assets.
3 Security value determined using significant unobservable inputs.
4 Securities with a value of $4,045,000 have been segregated as initial margin for recently closed futures contracts.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

36

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.9%)
U.S. Government Securities (0.9%)
	United States Treasury Note/Bond	2.625%	2/28/23	8,340	8,331
	United States Treasury Note/Bond	2.500%	1/31/25	187,600	184,112
Total U.S. Government and Agency Obligations (Cost $192,375)					192,443
Corporate Bonds (98.0%)
Finance (35.3%)
	Banking (24.0%)
	American Express Co.	3.000%	10/30/24	25,650	24,746
	American Express Co.	3.625%	12/5/24	8,432	8,428
	American Express Credit Corp.	3.300%	5/3/27	26,636	25,808
	Associated Banc-Corp	4.250%	1/15/25	500	501
	Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	6,350	6,402
	Banco Santander SA	4.250%	4/11/27	18,002	17,977
	Banco Santander SA	3.800%	2/23/28	1,765	1,701
	Bank of America Corp.	4.100%	7/24/23	27,674	28,610
	Bank of America Corp.	4.125%	1/22/24	29,207	30,159
	Bank of America Corp.	4.000%	4/1/24	28,222	28,946
	Bank of America Corp.	4.200%	8/26/24	40,292	41,170
	Bank of America Corp.	4.000%	1/22/25	31,633	31,845
	Bank of America Corp.	3.950%	4/21/25	36,837	36,863
	Bank of America Corp.	3.875%	8/1/25	6,113	6,179
1	Bank of America Corp.	3.093%	10/1/25	26,225	25,336
1	Bank of America Corp.	3.366%	1/23/26	23,850	23,287
	Bank of America Corp.	4.450%	3/3/26	35,756	36,681
	Bank of America Corp.	3.500%	4/19/26	39,529	38,983
	Bank of America Corp.	6.220%	9/15/26	400	455
	Bank of America Corp.	4.250%	10/22/26	32,269	32,575
	Bank of America Corp.	3.248%	10/21/27	37,832	35,930
	Bank of America Corp.	4.183%	11/25/27	23,884	23,909
1	Bank of America Corp.	3.824%	1/20/28	30,175	29,941
1	Bank of America Corp.	3.705%	4/24/28	28,350	27,825
1	Bank of America Corp.	3.593%	7/21/28	31,900	30,994
1,2	Bank of America Corp.	3.419%	12/20/28	108,744	104,103
1	Bank of America Corp.	3.970%	3/5/29	28,325	28,205
1	Bank of Montreal	3.803%	12/15/32	9,150	8,753
	Bank of New York Mellon Corp.	2.200%	8/16/23	13,222	12,484
	Bank of New York Mellon Corp.	3.650%	2/4/24	11,546	11,755
	Bank of New York Mellon Corp.	3.400%	5/15/24	5,766	5,764
	Bank of New York Mellon Corp.	3.250%	9/11/24	9,028	8,921
	Bank of New York Mellon Corp.	3.000%	2/24/25	10,244	9,931
	Bank of New York Mellon Corp.	3.950%	11/18/25	4,350	4,466
	Bank of New York Mellon Corp.	2.800%	5/4/26	6,590	6,211
	Bank of New York Mellon Corp.	2.450%	8/17/26	10,710	9,798
	Bank of New York Mellon Corp.	3.250%	5/16/27	13,275	12,884
	Bank of New York Mellon Corp.	3.400%	1/29/28	10,730	10,449
1	Bank of New York Mellon Corp.	3.442%	2/7/28	11,670	11,479
	Bank of Nova Scotia	4.500%	12/16/25	16,930	17,311
	Bank One Corp.	7.625%	10/15/26	7,020	8,745
	Bank One Corp.	8.000%	4/29/27	8,410	10,842
	Barclays Bank plc	3.750%	5/15/24	1,600	1,603
	Barclays plc	4.375%	9/11/24	16,478	16,154
	Barclays plc	3.650%	3/16/25	27,932	26,875
	Barclays plc	4.375%	1/12/26	28,298	28,310
	Barclays plc	5.200%	5/12/26	25,556	25,942
	Barclays plc	4.337%	1/10/28	21,850	21,709
	BB&T Corp.	2.850%	10/26/24	16,295	15,739
	BNP Paribas SA	3.250%	3/3/23	16,120	16,003
	BNP Paribas SA	4.250%	10/15/24	11,568	11,816
	BPCE SA	4.000%	4/15/24	19,246	19,635
	BPCE SA	3.375%	12/2/26	4,475	4,335
2	BPCE SA	3.250%	1/11/28	3,975	3,778

37

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Branch Banking & Trust Co.	3.625%	9/16/25	20,145	20,141
Branch Banking & Trust Co.	3.800%	10/30/26	9,122	9,203
Capital One Financial Corp.	3.500%	6/15/23	11,907	11,862
Capital One Financial Corp.	3.750%	4/24/24	13,381	13,419
Capital One Financial Corp.	3.300%	10/30/24	18,120	17,583
Capital One Financial Corp.	3.200%	2/5/25	12,170	11,644
Capital One Financial Corp.	4.200%	10/29/25	25,575	25,365
Capital One Financial Corp.	3.750%	7/28/26	13,410	12,796
Capital One Financial Corp.	3.750%	3/9/27	18,747	18,222
Capital One Financial Corp.	3.800%	1/31/28	19,350	18,744
Citigroup Inc.	3.375%	3/1/23	2,750	2,736
Citigroup Inc.	3.500%	5/15/23	18,751	18,673
Citigroup Inc.	3.875%	10/25/23	14,134	14,405
Citigroup Inc.	3.750%	6/16/24	12,752	12,889
Citigroup Inc.	4.000%	8/5/24	10,450	10,569
Citigroup Inc.	3.875%	3/26/25	15,858	15,768
Citigroup Inc.	3.300%	4/27/25	16,122	15,741
Citigroup Inc.	4.400%	6/10/25	32,000	32,844
Citigroup Inc.	5.500%	9/13/25	20,939	22,910
Citigroup Inc.	3.700%	1/12/26	31,941	31,729
Citigroup Inc.	4.600%	3/9/26	23,294	24,054
Citigroup Inc.	3.400%	5/1/26	21,053	20,440
Citigroup Inc.	3.200%	10/21/26	46,127	43,882
Citigroup Inc.	4.300%	11/20/26	13,376	13,572
Citigroup Inc.	4.450%	9/29/27	48,255	49,128
1 Citigroup Inc.	3.887%	1/10/28	44,350	44,148
Citigroup Inc.	6.625%	1/15/28	825	984
1 Citigroup Inc.	3.668%	7/24/28	33,400	32,646
1 Citigroup Inc.	3.520%	10/27/28	28,700	27,648
Citizens Financial Group Inc.	4.300%	12/3/25	8,073	8,211
Comerica Bank	4.000%	7/27/25	3,800	3,817
Comerica Inc.	3.800%	7/22/26	159	156
Compass Bank	3.875%	4/10/25	9,173	8,954
Cooperatieve Rabobank UA	4.625%	12/1/23	32,281	33,662
Cooperatieve Rabobank UA	3.375%	5/21/25	10,270	10,138
Cooperatieve Rabobank UA	4.375%	8/4/25	17,883	18,117
Cooperatieve Rabobank UA	3.750%	7/21/26	22,556	21,910
Credit Suisse AG	3.625%	9/9/24	41,938	41,763
2 Credit Suisse Group AG	3.574%	1/9/23	3,250	3,246
2 Credit Suisse Group AG	4.282%	1/9/28	5,300	5,323
Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	22,680	22,767
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	24,042	23,663
Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	29,385	30,459
Deutsche Bank AG	3.700%	5/30/24	25,869	25,194
Deutsche Bank AG	4.100%	1/13/26	8,785	8,578
Discover Bank	4.200%	8/8/23	18,388	18,884
Discover Bank	4.250%	3/13/26	3,518	3,535
Discover Bank	3.450%	7/27/26	16,708	15,831
Discover Financial Services	3.950%	11/6/24	4,708	4,709
Discover Financial Services	3.750%	3/4/25	9,389	9,209
Discover Financial Services	4.100%	2/9/27	8,311	8,193
Fifth Third Bancorp	4.300%	1/16/24	11,388	11,767
Fifth Third Bank	3.850%	3/15/26	11,652	11,551
FirstMerit Bank NA	4.270%	11/25/26	450	450
FirstMerit Corp.	4.350%	2/4/23	1,600	1,636
Goldman Sachs Group Inc.	4.000%	3/3/24	42,333	43,017
Goldman Sachs Group Inc.	3.850%	7/8/24	30,397	30,615
Goldman Sachs Group Inc.	3.500%	1/23/25	40,135	39,416
Goldman Sachs Group Inc.	3.750%	5/22/25	27,120	26,893
1 Goldman Sachs Group Inc.	3.272%	9/29/25	33,525	32,149
Goldman Sachs Group Inc.	4.250%	10/21/25	27,420	27,636
Goldman Sachs Group Inc.	3.750%	2/25/26	22,606	22,311
Goldman Sachs Group Inc.	3.500%	11/16/26	40,572	38,982
Goldman Sachs Group Inc.	5.950%	1/15/27	11,387	12,753

38

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	3.850%	1/26/27	33,333	32,890
1 Goldman Sachs Group Inc.	3.691%	6/5/28	31,000	30,035
1 Goldman Sachs Group Inc.	3.814%	4/23/29	10,025	9,789
HSBC Holdings plc	5.100%	4/5/21	—	—
HSBC Holdings plc	3.600%	5/25/23	28,656	28,738
HSBC Holdings plc	4.250%	3/14/24	26,971	27,245
HSBC Holdings plc	4.250%	8/18/25	25,499	25,405
HSBC Holdings plc	4.300%	3/8/26	39,570	40,684
HSBC Holdings plc	3.900%	5/25/26	33,379	33,359
HSBC Holdings plc	4.375%	11/23/26	26,428	26,516
1 HSBC Holdings plc	4.041%	3/13/28	31,220	31,335
HSBC USA Inc.	3.500%	6/23/24	8,935	8,886
ING Groep NV	3.950%	3/29/27	20,000	19,988
Intesa Sanpaolo SPA	5.250%	1/12/24	10,052	10,708
2 Intesa Sanpaolo SPA	3.875%	1/12/28	2,700	2,573
JPMorgan Chase & Co.	3.375%	5/1/23	30,732	30,540
JPMorgan Chase & Co.	2.700%	5/18/23	30,023	29,100
JPMorgan Chase & Co.	3.875%	2/1/24	21,949	22,388
JPMorgan Chase & Co.	3.625%	5/13/24	35,855	36,047
JPMorgan Chase & Co.	3.875%	9/10/24	46,916	47,232
JPMorgan Chase & Co.	3.125%	1/23/25	38,270	37,173
1 JPMorgan Chase & Co.	3.220%	3/1/25	19,439	19,119
JPMorgan Chase & Co.	3.900%	7/15/25	41,604	42,221
JPMorgan Chase & Co.	3.300%	4/1/26	43,805	42,417
JPMorgan Chase & Co.	3.200%	6/15/26	29,040	27,875
JPMorgan Chase & Co.	2.950%	10/1/26	29,185	27,472
JPMorgan Chase & Co.	4.125%	12/15/26	33,282	33,640
JPMorgan Chase & Co.	4.250%	10/1/27	18,275	18,580
JPMorgan Chase & Co.	3.625%	12/1/27	4,105	3,963
1 JPMorgan Chase & Co.	3.782%	2/1/28	31,732	31,598
1 JPMorgan Chase & Co.	3.540%	5/1/28	28,475	27,695
1 JPMorgan Chase & Co.	3.509%	1/23/29	23,100	22,406
KeyBank NA	3.300%	6/1/25	5,595	5,525
KeyBank NA	3.400%	5/20/26	10,586	10,211
KeyBank NA	6.950%	2/1/28	1,474	1,815
Lloyds Banking Group plc	4.500%	11/4/24	14,099	14,319
Lloyds Banking Group plc	4.582%	12/10/25	18,251	18,445
Lloyds Banking Group plc	4.650%	3/24/26	17,301	17,559
Lloyds Banking Group plc	3.750%	1/11/27	25,406	24,699
1 Lloyds Banking Group plc	3.574%	11/7/28	15,000	14,204
Manufacturers & Traders Trust Co.	2.900%	2/6/25	11,150	10,763
Manufacturers & Traders Trust Co.	3.400%	8/17/27	4,457	4,348
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	8,300	7,898
Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	16,000	16,017
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	31,689	31,715
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	6,550	6,057
Mitsubishi UFJ Financial Group Inc.	3.677%	2/22/27	16,895	16,678
Mitsubishi UFJ Financial Group Inc.	3.287%	7/25/27	22,325	21,396
Mitsubishi UFJ Financial Group Inc.	3.961%	3/2/28	6,600	6,623
Mizuho Financial Group Inc.	2.839%	9/13/26	11,225	10,424
Mizuho Financial Group Inc.	3.663%	2/28/27	3,400	3,343
Mizuho Financial Group Inc.	3.170%	9/11/27	20,060	18,907
3 Mizuho Financial Group Inc.	4.018%	3/5/28	15,000	15,000
Morgan Stanley	4.100%	5/22/23	28,478	28,935
Morgan Stanley	3.875%	4/29/24	43,762	44,209
Morgan Stanley	3.700%	10/23/24	37,662	37,622
Morgan Stanley	4.000%	7/23/25	35,516	35,974
Morgan Stanley	5.000%	11/24/25	32,568	34,673
Morgan Stanley	3.875%	1/27/26	43,223	43,330
Morgan Stanley	3.125%	7/27/26	38,222	36,254
Morgan Stanley	6.250%	8/9/26	9,490	10,956
Morgan Stanley	4.350%	9/8/26	31,064	31,533
Morgan Stanley	3.625%	1/20/27	37,601	36,781
Morgan Stanley	3.950%	4/23/27	31,295	30,733

39

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Morgan Stanley	3.591%	7/22/28	41,530	39,996
1 Morgan Stanley	3.772%	1/24/29	40,600	39,596
MUFG Americas Holdings Corp.	3.000%	2/10/25	3,874	3,756
National Australia Bank Ltd.	2.875%	4/12/23	5,000	4,883
National Australia Bank Ltd.	3.375%	1/14/26	8,275	8,088
National Australia Bank Ltd.	2.500%	7/12/26	15,820	14,446
Northern Trust Corp.	3.950%	10/30/25	10,621	10,919
1 Northern Trust Corp.	3.375%	5/8/32	3,175	3,048
People's United Bank NA	4.000%	7/15/24	1,500	1,508
PNC Bank NA	3.800%	7/25/23	9,152	9,299
PNC Bank NA	3.300%	10/30/24	6,650	6,597
PNC Bank NA	2.950%	2/23/25	8,446	8,162
PNC Bank NA	3.250%	6/1/25	11,834	11,634
PNC Bank NA	4.200%	11/1/25	6,375	6,598
PNC Bank NA	3.100%	10/25/27	11,250	10,743
PNC Bank NA	3.250%	1/22/28	13,475	13,033
PNC Financial Services Group Inc.	3.900%	4/29/24	11,025	11,205
PNC Financial Services Group Inc.	3.150%	5/19/27	13,470	12,959
Royal Bank of Canada	4.650%	1/27/26	19,939	20,689
Royal Bank of Scotland Group plc	3.875%	9/12/23	44,568	44,297
Royal Bank of Scotland Group plc	4.800%	4/5/26	14,150	14,602
Santander Holdings USA Inc.	4.500%	7/17/25	21,208	21,489
2 Santander Holdings USA Inc.	4.400%	7/13/27	13,004	12,819
Santander Issuances SAU	5.179%	11/19/25	16,260	17,017
1 Santander UK Group Holdings plc	3.823%	11/3/28	13,100	12,511
Santander UK plc	4.000%	3/13/24	15,691	15,987
State Street Corp.	3.100%	5/15/23	13,715	13,509
State Street Corp.	3.700%	11/20/23	14,500	14,855
State Street Corp.	3.300%	12/16/24	11,306	11,226
State Street Corp.	3.550%	8/18/25	16,013	16,057
State Street Corp.	2.650%	5/19/26	11,881	11,062
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,600	4,687
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	3,180	3,252
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	11,450	11,341
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,500	2,499
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	20,194	20,133
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	36,522	33,395
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	27,465	25,846
Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	14,980	14,564
Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	12,900	12,433
Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	10,975	10,566
Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	14,500	14,152
SunTrust Bank	3.000%	2/2/23	2,950	2,904
SunTrust Bank	2.750%	5/1/23	4,750	4,619
SunTrust Bank	3.300%	5/15/26	9,937	9,516
SVB Financial Group	3.500%	1/29/25	3,490	3,404
Synchrony Financial	4.250%	8/15/24	24,118	24,305
Synchrony Financial	4.500%	7/23/25	15,183	15,407
Synchrony Financial	3.700%	8/4/26	10,654	10,193
Synchrony Financial	3.950%	12/1/27	11,300	10,850
1 Toronto-Dominion Bank	3.625%	9/15/31	20,025	19,308
US Bancorp	3.700%	1/30/24	14,938	15,258
US Bancorp	3.600%	9/11/24	11,890	12,030
US Bancorp	3.100%	4/27/26	13,491	12,891
US Bancorp	2.375%	7/22/26	12,825	11,654
US Bancorp	3.150%	4/27/27	15,653	15,039
US Bank NA	2.800%	1/27/25	14,658	14,061
Wachovia Corp.	6.605%	10/1/25	475	551
Wachovia Corp.	7.574%	8/1/26	1,902	2,343
Wells Fargo & Co.	4.125%	8/15/23	21,538	22,042
Wells Fargo & Co.	4.480%	1/16/24	8,935	9,320
Wells Fargo & Co.	3.300%	9/9/24	33,933	33,428
Wells Fargo & Co.	3.000%	2/19/25	31,817	30,427
Wells Fargo & Co.	3.550%	9/29/25	36,507	36,176

40

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	3.000%	4/22/26	48,433	45,846
Wells Fargo & Co.	4.100%	6/3/26	42,039	42,014
Wells Fargo & Co.	3.000%	10/23/26	44,335	41,905
Wells Fargo & Co.	4.300%	7/22/27	34,295	34,749
1 Wells Fargo & Co.	3.584%	5/22/28	38,971	37,940
Westpac Banking Corp.	2.850%	5/13/26	23,740	22,311
Westpac Banking Corp.	2.700%	8/19/26	10,594	9,795
Westpac Banking Corp.	3.350%	3/8/27	19,441	18,825
Westpac Banking Corp.	3.400%	1/25/28	15,000	14,547
1 Westpac Banking Corp.	4.322%	11/23/31	16,600	16,509
Brokerage (1.4%)
Affiliated Managers Group Inc.	4.250%	2/15/24	5,727	5,907
Affiliated Managers Group Inc.	3.500%	8/1/25	2,191	2,146
Ameriprise Financial Inc.	4.000%	10/15/23	13,834	14,292
Ameriprise Financial Inc.	3.700%	10/15/24	7,950	8,049
Ameriprise Financial Inc.	2.875%	9/15/26	6,280	5,927
Apollo Investment Corp.	5.250%	3/3/25	4,385	4,444
BlackRock Inc.	3.500%	3/18/24	16,905	17,146
BlackRock Inc.	3.200%	3/15/27	9,200	8,947
Brookfield Asset Management Inc.	4.000%	1/15/25	4,443	4,451
Brookfield Finance Inc.	4.250%	6/2/26	4,910	4,931
Brookfield Finance Inc.	3.900%	1/25/28	9,000	8,763
Brookfield Finance LLC	4.000%	4/1/24	6,764	6,841
Cboe Global Markets Inc.	3.650%	1/12/27	9,083	8,972
Charles Schwab Corp.	3.225%	9/1/22	1,500	1,491
Charles Schwab Corp.	3.000%	3/10/25	2,009	1,946
Charles Schwab Corp.	3.450%	2/13/26	3,845	3,815
Charles Schwab Corp.	3.200%	3/2/27	12,108	11,732
Charles Schwab Corp.	3.200%	1/25/28	9,745	9,424
CME Group Inc.	3.000%	3/15/25	10,250	10,017
E*TRADE Financial Corp.	3.800%	8/24/27	5,300	5,149
Eaton Vance Corp.	3.625%	6/15/23	2,100	2,118
Eaton Vance Corp.	3.500%	4/6/27	5,205	5,116
Franklin Resources Inc.	2.850%	3/30/25	5,102	4,927
Intercontinental Exchange Inc.	4.000%	10/15/23	9,593	9,921
Intercontinental Exchange Inc.	3.750%	12/1/25	17,310	17,516
Intercontinental Exchange Inc.	3.100%	9/15/27	4,265	4,088
Invesco Finance plc	4.000%	1/30/24	6,514	6,715
Invesco Finance plc	3.750%	1/15/26	7,340	7,311
Janus Capital Group Inc.	4.875%	8/1/25	3,710	3,871
Jefferies Group LLC	4.850%	1/15/27	13,121	13,552
Jefferies Group LLC	6.450%	6/8/27	4,459	5,015
Lazard Group LLC	3.750%	2/13/25	3,035	3,004
Lazard Group LLC	3.625%	3/1/27	5,225	5,071
Legg Mason Inc.	3.950%	7/15/24	1,265	1,261
Legg Mason Inc.	4.750%	3/15/26	4,600	4,816
Leucadia National Corp.	5.500%	10/18/23	9,226	9,685
Nasdaq Inc.	4.250%	6/1/24	5,638	5,789
Nasdaq Inc.	3.850%	6/30/26	8,927	8,824
Raymond James Financial Inc.	3.625%	9/15/26	5,792	5,649
Stifel Financial Corp.	4.250%	7/18/24	5,955	5,959
TD Ameritrade Holding Corp.	3.625%	4/1/25	6,686	6,750
TD Ameritrade Holding Corp.	3.300%	4/1/27	12,715	12,395
Finance Companies (0.6%)
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.500%	1/15/25	8,285	7,954
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.650%	7/21/27	17,374	16,310
AerCap Ireland Capital DAC / AerCap Global Aviation
Trust	3.875%	1/23/28	5,400	5,157
Air Lease Corp.	3.000%	9/15/23	11,877	11,511
Air Lease Corp.	4.250%	9/15/24	6,568	6,738
Air Lease Corp.	3.250%	3/1/25	11,200	10,739

41

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Air Lease Corp.	3.625%	4/1/27	9,295	8,883
Air Lease Corp.	3.625%	12/1/27	5,950	5,675
Ares Capital Corp.	4.250%	3/1/25	8,200	8,035
GATX Corp.	3.900%	3/30/23	1,775	1,789
GATX Corp.	3.250%	3/30/25	2,650	2,543
GATX Corp.	3.250%	9/15/26	4,160	3,925
GATX Corp.	3.850%	3/30/27	1,590	1,560
GE Capital International Funding Co. Unlimited Co.	3.373%	11/15/25	29,162	28,019
Insurance (4.2%)
Aetna Inc.	2.800%	6/15/23	18,654	17,890
Aetna Inc.	3.500%	11/15/24	10,375	10,181
Aflac Inc.	3.625%	6/15/23	10,205	10,350
Aflac Inc.	3.625%	11/15/24	10,251	10,352
Aflac Inc.	3.250%	3/17/25	3,775	3,717
Aflac Inc.	2.875%	10/15/26	5,905	5,604
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	5,223	5,142
Allstate Corp.	3.150%	6/15/23	8,217	8,182
Allstate Corp.	3.280%	12/15/26	7,744	7,548
1 Allstate Corp.	5.750%	8/15/53	10,705	11,468
American Financial Group Inc.	3.500%	8/15/26	5,745	5,549
American International Group Inc.	4.125%	2/15/24	13,215	13,521
American International Group Inc.	3.750%	7/10/25	17,707	17,617
American International Group Inc.	3.900%	4/1/26	20,809	20,715
Anthem Inc.	3.500%	8/15/24	10,059	9,928
Anthem Inc.	3.350%	12/1/24	12,978	12,672
Anthem Inc.	3.650%	12/1/27	20,005	19,399
Aon Corp.	8.205%	1/1/27	3,696	4,712
Aon plc	4.000%	11/27/23	9,355	9,626
Aon plc	3.500%	6/14/24	8,202	8,181
Aon plc	3.875%	12/15/25	12,385	12,507
Arch Capital Finance LLC	4.011%	12/15/26	8,987	9,075
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	4,240	4,419
Assurant Inc.	4.000%	3/15/23	4,970	5,011
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	7,096	7,559
Athene Holding Ltd.	4.125%	1/12/28	13,650	13,132
AXIS Specialty Finance plc	4.000%	12/6/27	6,170	6,020
Berkshire Hathaway Inc.	2.750%	3/15/23	31,151	30,620
Berkshire Hathaway Inc.	3.125%	3/15/26	30,544	29,689
2 Brighthouse Financial Inc.	3.700%	6/22/27	19,599	18,300
Brown & Brown Inc.	4.200%	9/15/24	5,985	6,109
Chubb INA Holdings Inc.	2.700%	3/13/23	5,795	5,662
Chubb INA Holdings Inc.	3.350%	5/15/24	3,218	3,212
Chubb INA Holdings Inc.	3.150%	3/15/25	11,055	10,817
Chubb INA Holdings Inc.	3.350%	5/3/26	24,791	24,359
Cigna Corp.	3.250%	4/15/25	12,035	11,547
Cigna Corp.	7.875%	5/15/27	836	1,071
Cigna Corp.	3.050%	10/15/27	4,330	4,021
CNA Financial Corp.	3.950%	5/15/24	7,595	7,698
CNA Financial Corp.	4.500%	3/1/26	5,915	6,098
CNA Financial Corp.	3.450%	8/15/27	6,650	6,327
First American Financial Corp.	4.600%	11/15/24	2,850	2,857
Hanover Insurance Group Inc.	4.500%	4/15/26	4,850	4,887
Humana Inc.	3.850%	10/1/24	9,528	9,587
Humana Inc.	3.950%	3/15/27	9,305	9,223
Kemper Corp.	4.350%	2/15/25	5,187	5,148
Lincoln National Corp.	4.000%	9/1/23	4,402	4,536
Lincoln National Corp.	3.350%	3/9/25	5,585	5,473
Lincoln National Corp.	3.625%	12/12/26	6,430	6,347
Loews Corp.	2.625%	5/15/23	8,283	8,018
Loews Corp.	3.750%	4/1/26	5,427	5,431
Magellan Health Inc.	4.400%	9/22/24	1,000	991
Manulife Financial Corp.	4.150%	3/4/26	14,990	15,320
1 Manulife Financial Corp.	4.061%	2/24/32	10,150	9,995

42

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Markel Corp.	3.500%	11/1/27	2,300	2,211
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	6,747	6,726
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	925	952
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	6,642	6,637
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	11,846	11,782
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	9,872	9,907
Mercury General Corp.	4.400%	3/15/27	5,100	5,089
MetLife Inc.	4.368%	9/15/23	14,813	15,543
MetLife Inc.	3.600%	4/10/24	15,057	15,083
MetLife Inc.	3.000%	3/1/25	6,114	5,915
MetLife Inc.	3.600%	11/13/25	6,335	6,336
Munich Re America Corp.	7.450%	12/15/26	1,400	1,743
Old Republic International Corp.	4.875%	10/1/24	3,725	3,910
Old Republic International Corp.	3.875%	8/26/26	8,520	8,275
Principal Financial Group Inc.	3.125%	5/15/23	3,942	3,865
Principal Financial Group Inc.	3.400%	5/15/25	4,958	4,859
Principal Financial Group Inc.	3.100%	11/15/26	4,989	4,744
Progressive Corp.	2.450%	1/15/27	5,647	5,211
Prudential Financial Inc.	3.500%	5/15/24	17,488	17,527
1 Prudential Financial Inc.	5.625%	6/15/43	19,556	20,754
1 Prudential Financial Inc.	5.200%	3/15/44	6,215	6,487
1 Prudential Financial Inc.	5.375%	5/15/45	12,248	12,749
1 Prudential Financial Inc.	4.500%	9/15/47	8,325	8,169
Reinsurance Group of America Inc.	4.700%	9/15/23	3,520	3,686
Reinsurance Group of America Inc.	3.950%	9/15/26	3,850	3,788
RenaissanceRe Finance Inc.	3.700%	4/1/25	3,000	2,968
RenaissanceRe Finance Inc.	3.450%	7/1/27	5,280	5,011
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,548	3,026
Trinity Acquisition plc	4.400%	3/15/26	5,864	5,826
UnitedHealth Group Inc.	2.875%	3/15/23	11,805	11,591
UnitedHealth Group Inc.	3.750%	7/15/25	30,141	30,563
UnitedHealth Group Inc.	3.100%	3/15/26	11,429	11,012
UnitedHealth Group Inc.	3.450%	1/15/27	16,867	16,673
UnitedHealth Group Inc.	3.375%	4/15/27	6,225	6,132
UnitedHealth Group Inc.	2.950%	10/15/27	10,835	10,251
Unum Group	4.000%	3/15/24	5,177	5,260
Voya Financial Inc.	3.125%	7/15/24	6,700	6,517
Voya Financial Inc.	3.650%	6/15/26	6,000	5,858
Willis North America Inc.	3.600%	5/15/24	11,980	11,889
XLIT Ltd.	6.375%	11/15/24	4,154	4,753
XLIT Ltd.	4.450%	3/31/25	7,266	7,336
XLIT Ltd.	6.250%	5/15/27	2,968	3,436
Other Finance (0.1%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	925	947
ORIX Corp.	3.250%	12/4/24	8,950	8,704
ORIX Corp.	3.700%	7/18/27	5,784	5,615
Real Estate Investment Trusts (5.0%)
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	3,525	3,581
Alexandria Real Estate Equities Inc.	3.450%	4/30/25	8,625	8,338
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	4,306	4,370
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	4,675	4,610
Alexandria Real Estate Equities Inc.	3.950%	1/15/28	8,900	8,730
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	5,984	5,998
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	3,299	3,348
American Campus Communities Operating Partnership
LP	3.625%	11/15/27	7,063	6,786
AvalonBay Communities Inc.	2.850%	3/15/23	1,650	1,616
AvalonBay Communities Inc.	4.200%	12/15/23	5,900	6,156
AvalonBay Communities Inc.	3.500%	11/15/24	3,733	3,742
AvalonBay Communities Inc.	3.450%	6/1/25	11,851	11,792
AvalonBay Communities Inc.	3.500%	11/15/25	3,460	3,437

43

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AvalonBay Communities Inc.	2.950%	5/11/26	7,507	7,139
AvalonBay Communities Inc.	2.900%	10/15/26	3,871	3,653
AvalonBay Communities Inc.	3.350%	5/15/27	5,075	4,954
AvalonBay Communities Inc.	3.200%	1/15/28	2,450	2,352
Boston Properties LP	3.125%	9/1/23	6,649	6,555
Boston Properties LP	3.800%	2/1/24	11,011	11,157
Boston Properties LP	3.200%	1/15/25	11,600	11,231
Boston Properties LP	3.650%	2/1/26	15,161	15,029
Boston Properties LP	2.750%	10/1/26	13,485	12,421
Brandywine Operating Partnership LP	3.950%	11/15/27	12,550	12,090
Brixmor Operating Partnership LP	3.250%	9/15/23	6,594	6,361
Brixmor Operating Partnership LP	3.650%	6/15/24	2,080	2,037
Brixmor Operating Partnership LP	3.850%	2/1/25	8,917	8,737
Brixmor Operating Partnership LP	4.125%	6/15/26	9,730	9,573
Brixmor Operating Partnership LP	3.900%	3/15/27	6,925	6,630
CBL & Associates LP	4.600%	10/15/24	2,120	1,743
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	4,918	4,868
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	5,128	4,860
Corporate Office Properties LP	3.600%	5/15/23	3,829	3,765
Corporate Office Properties LP	5.250%	2/15/24	3,075	3,227
Corporate Office Properties LP	5.000%	7/1/25	1,000	1,036
CubeSmart LP	4.375%	12/15/23	3,397	3,510
CubeSmart LP	4.000%	11/15/25	3,525	3,511
CubeSmart LP	3.125%	9/1/26	6,295	5,812
DCT Industrial Operating Partnership LP	4.500%	10/15/23	2,300	2,360
DDR Corp.	3.900%	8/15/24	6,830	6,803
DDR Corp.	3.625%	2/1/25	10,125	9,780
DDR Corp.	4.250%	2/1/26	4,204	4,165
DDR Corp.	4.700%	6/1/27	6,125	6,241
Digital Realty Trust LP	4.750%	10/1/25	5,323	5,614
Digital Realty Trust LP	3.700%	8/15/27	16,175	15,749
Duke Realty LP	3.625%	4/15/23	2,500	2,520
Duke Realty LP	3.750%	12/1/24	3,672	3,703
Duke Realty LP	3.250%	6/30/26	2,050	1,980
Duke Realty LP	3.375%	12/15/27	3,800	3,679
EPR Properties	4.500%	4/1/25	3,950	3,934
EPR Properties	4.750%	12/15/26	5,120	5,146
EPR Properties	4.500%	6/1/27	6,375	6,253
ERP Operating LP	3.000%	4/15/23	4,340	4,310
ERP Operating LP	3.375%	6/1/25	2,950	2,923
ERP Operating LP	2.850%	11/1/26	7,690	7,227
ERP Operating LP	3.250%	8/1/27	4,100	3,961
ERP Operating LP	3.500%	3/1/28	3,225	3,169
Essex Portfolio LP	3.250%	5/1/23	3,715	3,666
Essex Portfolio LP	3.875%	5/1/24	5,296	5,341
Essex Portfolio LP	3.500%	4/1/25	5,894	5,797
Essex Portfolio LP	3.375%	4/15/26	6,131	5,914
Essex Portfolio LP	3.625%	5/1/27	4,350	4,236
Federal Realty Investment Trust	2.750%	6/1/23	4,052	3,923
Federal Realty Investment Trust	3.250%	7/15/27	10,114	9,657
HCP Inc.	4.250%	11/15/23	16,724	17,263
HCP Inc.	4.200%	3/1/24	5,300	5,410
HCP Inc.	3.875%	8/15/24	7,529	7,544
HCP Inc.	3.400%	2/1/25	10,333	10,036
HCP Inc.	4.000%	6/1/25	8,169	8,195
Healthcare Realty Trust Inc.	3.625%	1/15/28	3,700	3,559
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,875	1,874
Healthcare Trust of America Holdings LP	3.500%	8/1/26	3,050	2,910
Healthcare Trust of America Holdings LP	3.750%	7/1/27	11,532	11,145
Highwoods Realty LP	3.625%	1/15/23	800	792
Highwoods Realty LP	3.875%	3/1/27	4,600	4,503
Highwoods Realty LP	4.125%	3/15/28	3,500	3,493
Hospitality Properties Trust	4.500%	6/15/23	3,995	4,097
Hospitality Properties Trust	4.650%	3/15/24	3,140	3,213

44

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hospitality Properties Trust	4.500%	3/15/25	3,220	3,259
Hospitality Properties Trust	5.250%	2/15/26	7,192	7,506
Hospitality Properties Trust	4.950%	2/15/27	6,350	6,484
Hospitality Properties Trust	3.950%	1/15/28	4,075	3,845
Hospitality Properties Trust	4.375%	2/15/30	2,500	2,405
Host Hotels & Resorts LP	4.750%	3/1/23	5,552	5,790
Host Hotels & Resorts LP	3.750%	10/15/23	11,405	11,343
Host Hotels & Resorts LP	3.875%	4/1/24	8,658	8,578
Host Hotels & Resorts LP	4.000%	6/15/25	7,110	7,053
Host Hotels & Resorts LP	4.500%	2/1/26	100	101
Hudson Pacific Properties LP	3.950%	11/1/27	2,800	2,681
Kilroy Realty LP	3.450%	12/15/24	4,020	3,916
Kilroy Realty LP	4.375%	10/1/25	9,132	9,313
Kimco Realty Corp.	3.125%	6/1/23	3,673	3,584
Kimco Realty Corp.	2.700%	3/1/24	5,140	4,856
Kimco Realty Corp.	3.300%	2/1/25	5,290	5,094
Kimco Realty Corp.	2.800%	10/1/26	11,918	10,857
Kimco Realty Corp.	3.800%	4/1/27	8,077	7,884
Kite Realty Group LP	4.000%	10/1/26	2,875	2,660
Liberty Property LP	3.375%	6/15/23	4,273	4,270
Liberty Property LP	4.400%	2/15/24	3,824	3,981
Liberty Property LP	3.750%	4/1/25	4,580	4,578
Liberty Property LP	3.250%	10/1/26	4,974	4,744
LifeStorage LP	3.875%	12/15/27	6,200	6,006
LifeStorage LP	3.500%	7/1/26	7,306	6,940
Mid-America Apartments LP	4.300%	10/15/23	2,475	2,560
Mid-America Apartments LP	3.750%	6/15/24	5,140	5,169
Mid-America Apartments LP	4.000%	11/15/25	6,320	6,341
Mid-America Apartments LP	3.600%	6/1/27	9,325	9,047
National Retail Properties Inc.	3.300%	4/15/23	2,775	2,742
National Retail Properties Inc.	3.900%	6/15/24	4,391	4,411
National Retail Properties Inc.	4.000%	11/15/25	3,618	3,614
National Retail Properties Inc.	3.600%	12/15/26	7,249	6,969
National Retail Properties Inc.	3.500%	10/15/27	4,450	4,226
Omega Healthcare Investors Inc.	4.375%	8/1/23	12,390	12,359
Omega Healthcare Investors Inc.	4.950%	4/1/24	7,030	7,171
Omega Healthcare Investors Inc.	4.500%	1/15/25	5,150	4,995
Omega Healthcare Investors Inc.	5.250%	1/15/26	9,050	9,118
Omega Healthcare Investors Inc.	4.500%	4/1/27	9,504	9,076
Omega Healthcare Investors Inc.	4.750%	1/15/28	4,300	4,149
Physicians Realty LP	4.300%	3/15/27	4,400	4,368
Physicians Realty LP	3.950%	1/15/28	4,200	4,027
Piedmont Operating Partnership LP	3.400%	6/1/23	1,780	1,735
Piedmont Operating Partnership LP	4.450%	3/15/24	4,525	4,602
Prologis LP	4.250%	8/15/23	14,152	14,797
Prologis LP	3.750%	11/1/25	11,465	11,634
Public Storage	3.094%	9/15/27	4,270	4,094
Realty Income Corp.	4.650%	8/1/23	6,605	6,964
Realty Income Corp.	3.875%	7/15/24	2,679	2,701
Realty Income Corp.	4.125%	10/15/26	11,668	11,826
Realty Income Corp.	3.000%	1/15/27	4,915	4,590
Realty Income Corp.	3.650%	1/15/28	11,635	11,381
Regency Centers LP	3.600%	2/1/27	4,593	4,427
3 Regency Centers LP	4.125%	3/15/28	4,000	3,993
Sabra Health Care LP	5.125%	8/15/26	4,625	4,571
Select Income REIT	4.250%	5/15/24	5,077	4,955
Select Income REIT	4.500%	2/1/25	4,775	4,689
Senior Housing Properties Trust	4.750%	2/15/28	500	490
Simon Property Group LP	2.750%	6/1/23	12,655	12,335
Simon Property Group LP	3.750%	2/1/24	4,204	4,271
Simon Property Group LP	3.375%	10/1/24	9,649	9,585
Simon Property Group LP	3.500%	9/1/25	7,433	7,386
Simon Property Group LP	3.300%	1/15/26	13,390	13,020
Simon Property Group LP	3.250%	11/30/26	6,625	6,390

45

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	3.375%	6/15/27	12,850	12,477
Simon Property Group LP	3.375%	12/1/27	11,067	10,653
Tanger Properties LP	3.750%	12/1/24	1,100	1,079
Tanger Properties LP	3.125%	9/1/26	3,905	3,577
Tanger Properties LP	3.875%	7/15/27	4,475	4,297
UDR Inc.	3.750%	7/1/24	4,886	4,903
UDR Inc.	4.000%	10/1/25	3,690	3,731
UDR Inc.	2.950%	9/1/26	4,431	4,133
UDR Inc.	3.500%	7/1/27	3,869	3,729
UDR Inc.	3.500%	1/15/28	3,350	3,231
Ventas Realty LP	3.125%	6/15/23	4,083	3,994
Ventas Realty LP	3.750%	5/1/24	3,850	3,852
Ventas Realty LP	3.500%	2/1/25	5,907	5,780
Ventas Realty LP	4.125%	1/15/26	3,376	3,414
Ventas Realty LP	3.250%	10/15/26	7,867	7,425
Ventas Realty LP	3.850%	4/1/27	5,639	5,534
Ventas Realty LP	4.000%	3/1/28	11,000	10,912
VEREIT Operating Partnership LP	4.600%	2/6/24	9,221	9,457
VEREIT Operating Partnership LP	4.875%	6/1/26	11,170	11,379
VEREIT Operating Partnership LP	3.950%	8/15/27	12,251	11,612
Vornado Realty LP	3.500%	1/15/25	5,844	5,681
Washington Prime Group LP	5.950%	8/15/24	9,375	9,336
Weingarten Realty Investors	3.500%	4/15/23	3,245	3,223
Weingarten Realty Investors	4.450%	1/15/24	725	748
Weingarten Realty Investors	3.850%	6/1/25	600	594
Welltower Inc.	3.750%	3/15/23	8,010	8,124
Welltower Inc.	4.500%	1/15/24	3,794	3,947
Welltower Inc.	4.000%	6/1/25	15,096	15,182
Welltower Inc.	4.250%	4/1/26	14,072	14,354
WP Carey Inc.	4.600%	4/1/24	6,198	6,380
WP Carey Inc.	4.000%	2/1/25	3,669	3,617
WP Carey Inc.	4.250%	10/1/26	2,575	2,546
				7,284,243
Industrial (57.6%)
Basic Industry (2.6%)
Agrium Inc.	3.500%	6/1/23	7,214	7,218
Agrium Inc.	3.375%	3/15/25	8,163	7,937
Air Products & Chemicals Inc.	3.350%	7/31/24	8,545	8,604
Airgas Inc.	3.650%	7/15/24	3,444	3,507
Albemarle Corp.	4.150%	12/1/24	6,000	6,200
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	10,565	11,013
Braskem Finance Ltd.	6.450%	2/3/24	9,600	10,512
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	6,050	6,241
2 Celulosa Arauco y Constitucion SA	3.875%	11/2/27	14,600	14,104
Dow Chemical Co.	3.500%	10/1/24	13,254	13,193
Eastman Chemical Co.	3.800%	3/15/25	12,089	12,255
Ecolab Inc.	2.700%	11/1/26	11,835	11,033
2 Ecolab Inc.	3.250%	12/1/27	8,275	7,934
EI du Pont de Nemours & Co.	2.800%	2/15/23	5,605	5,498
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,200	1,450
Fibria Overseas Finance Ltd.	5.250%	5/12/24	8,588	8,996
Fibria Overseas Finance Ltd.	4.000%	1/14/25	5,750	5,631
Fibria Overseas Finance Ltd.	5.500%	1/17/27	10,763	11,329
FMC Corp.	4.100%	2/1/24	4,150	4,200
Georgia-Pacific LLC	8.000%	1/15/24	2,781	3,446
Georgia-Pacific LLC	7.375%	12/1/25	2,427	3,012
Goldcorp Inc.	3.700%	3/15/23	15,857	15,945
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,475	1,448
International Paper Co.	3.650%	6/15/24	7,869	7,887
International Paper Co.	3.800%	1/15/26	12,025	12,059
International Paper Co.	3.000%	2/15/27	14,238	13,290
LYB International Finance BV	4.000%	7/15/23	8,655	8,849
LYB International Finance II BV	3.500%	3/2/27	13,800	13,420

46

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
LyondellBasell Industries NV	5.750%	4/15/24	14,065	15,524
Methanex Corp.	4.250%	12/1/24	4,040	4,024
Monsanto Co.	2.200%	7/15/22	1,350	1,283
Monsanto Co.	3.375%	7/15/24	9,405	9,318
Monsanto Co.	2.850%	4/15/25	4,975	4,713
Monsanto Co.	5.500%	8/15/25	975	1,070
Mosaic Co.	4.250%	11/15/23	14,972	15,416
Mosaic Co.	4.050%	11/15/27	6,600	6,399
NewMarket Corp.	4.100%	12/15/22	1,360	1,402
Nucor Corp.	4.000%	8/1/23	5,864	6,046
Packaging Corp. of America	4.500%	11/1/23	8,755	9,211
Packaging Corp. of America	3.650%	9/15/24	5,480	5,518
Packaging Corp. of America	3.400%	12/15/27	7,895	7,640
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	5,395	5,391
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	5,550	5,257
Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	17,025	17,122
Praxair Inc.	2.650%	2/5/25	5,269	5,062
Praxair Inc.	3.200%	1/30/26	14,210	14,153
Reliance Steel & Aluminum Co.	4.500%	4/15/23	4,830	5,009
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	16,780	17,060
RPM International Inc.	3.750%	3/15/27	8,894	8,682
Sherwin-Williams Co.	3.125%	6/1/24	13,749	13,402
Sherwin-Williams Co.	3.450%	8/1/25	5,100	4,991
Sherwin-Williams Co.	3.950%	1/15/26	3,200	3,230
Sherwin-Williams Co.	3.450%	6/1/27	20,010	19,289
Southern Copper Corp.	3.875%	4/23/25	7,286	7,330
Vale Overseas Ltd.	6.250%	8/10/26	29,540	33,306
Westlake Chemical Corp.	4.875%	5/15/23	1,175	1,207
Westlake Chemical Corp.	3.600%	8/15/26	16,761	16,322
2 WestRock Co.	3.000%	9/15/24	7,185	6,896
2 WestRock Co.	3.375%	9/15/27	5,196	4,965
WestRock RKT Co.	4.000%	3/1/23	5,870	6,012
Weyerhaeuser Co.	3.250%	3/15/23	750	743
Weyerhaeuser Co.	4.625%	9/15/23	5,580	5,891
Weyerhaeuser Co.	8.500%	1/15/25	1,375	1,727
Weyerhaeuser Co.	6.950%	10/1/27	375	455
Yamana Gold Inc.	4.950%	7/15/24	3,085	3,177
2 Yamana Gold Inc.	4.625%	12/15/27	4,008	3,918
Capital Goods (4.3%)
3M Co.	2.250%	3/15/23	8,210	7,929
3M Co.	3.000%	8/7/25	4,639	4,546
3M Co.	2.250%	9/19/26	8,980	8,215
3M Co.	2.875%	10/15/27	9,915	9,456
Allegion US Holding Co. Inc.	3.200%	10/1/24	4,611	4,463
Allegion US Holding Co. Inc.	3.550%	10/1/27	5,650	5,441
Bemis Co. Inc.	3.100%	9/15/26	2,400	2,232
Boeing Co.	2.800%	3/1/23	1,000	989
Boeing Co.	1.875%	6/15/23	5,850	5,512
Boeing Co.	7.950%	8/15/24	2,880	3,636
Boeing Co.	2.850%	10/30/24	6,108	5,960
Boeing Co.	2.500%	3/1/25	220	208
Boeing Co.	2.600%	10/30/25	3,150	2,986
Boeing Co.	2.250%	6/15/26	5,641	5,188
Boeing Co.	2.800%	3/1/27	2,575	2,457
Boeing Co.	3.250%	3/1/28	3,500	3,459
Carlisle Cos. Inc.	3.500%	12/1/24	7,400	7,277
Carlisle Cos. Inc.	3.750%	12/1/27	6,300	6,190
Caterpillar Financial Services Corp.	2.625%	3/1/23	2,735	2,664
Caterpillar Financial Services Corp.	3.750%	11/24/23	7,390	7,570
Caterpillar Financial Services Corp.	3.300%	6/9/24	9,493	9,478
Caterpillar Financial Services Corp.	3.250%	12/1/24	5,240	5,212
Caterpillar Financial Services Corp.	2.400%	8/9/26	5,650	5,224
Caterpillar Inc.	3.400%	5/15/24	18,421	18,638

47

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CNH Industrial NV	4.500%	8/15/23	2,350	2,397
CNH Industrial NV	3.850%	11/15/27	12,990	12,552
Crane Co.	4.450%	12/15/23	2,550	2,673
Dover Corp.	3.150%	11/15/25	6,450	6,287
Eagle Materials Inc.	4.500%	8/1/26	2,297	2,346
Eaton Corp.	3.103%	9/15/27	9,725	9,223
Embraer Netherlands Finance BV	5.050%	6/15/25	16,191	16,811
Embraer Netherlands Finance BV	5.400%	2/1/27	7,975	8,535
2 Embraer Overseas Ltd.	5.696%	9/16/23	2,725	2,915
Emerson Electric Co.	2.625%	2/15/23	925	903
Emerson Electric Co.	3.150%	6/1/25	4,550	4,481
Flowserve Corp.	4.000%	11/15/23	4,400	4,387
Fortive Corp.	3.150%	6/15/26	11,777	11,393
Fortune Brands Home & Security Inc.	4.000%	6/15/25	3,600	3,671
General Dynamics Corp.	1.875%	8/15/23	8,904	8,319
General Dynamics Corp.	2.375%	11/15/24	8,500	8,041
General Dynamics Corp.	2.125%	8/15/26	8,099	7,286
General Dynamics Corp.	2.625%	11/15/27	5,800	5,373
General Electric Co.	3.375%	3/11/24	17,300	16,992
General Electric Co.	3.450%	5/15/24	8,095	7,949
Harris Corp.	3.832%	4/27/25	5,550	5,596
Hexcel Corp.	4.700%	8/15/25	500	519
Hexcel Corp.	3.950%	2/15/27	7,355	7,296
Honeywell International Inc.	3.350%	12/1/23	2,775	2,791
Honeywell International Inc.	2.500%	11/1/26	16,985	15,679
Hubbell Inc.	3.350%	3/1/26	3,979	3,876
Hubbell Inc.	3.150%	8/15/27	4,300	4,090
Hubbell Inc.	3.500%	2/15/28	5,400	5,268
2 Huntington Ingalls Industries Inc.	3.483%	12/1/27	12,300	11,869
Illinois Tool Works Inc.	3.500%	3/1/24	11,164	11,371
Illinois Tool Works Inc.	2.650%	11/15/26	19,560	18,366
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	11,751	12,202
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	5,438	5,469
John Deere Capital Corp.	2.800%	3/6/23	15,514	15,209
John Deere Capital Corp.	3.350%	6/12/24	6,745	6,742
John Deere Capital Corp.	2.650%	6/24/24	13,633	13,065
John Deere Capital Corp.	3.400%	9/11/25	2,175	2,170
John Deere Capital Corp.	2.650%	6/10/26	5,575	5,253
John Deere Capital Corp.	2.800%	9/8/27	1,382	1,308
John Deere Capital Corp.	3.050%	1/6/28	9,250	8,907
Johnson Controls International plc	3.625%	7/2/24	4,189	4,233
Johnson Controls International plc	3.900%	2/14/26	7,639	7,723
L3 Technologies Inc.	3.950%	5/28/24	5,128	5,189
L3 Technologies Inc.	3.850%	12/15/26	9,722	9,623
Leggett & Platt Inc.	3.800%	11/15/24	2,700	2,689
Leggett & Platt Inc.	3.500%	11/15/27	7,725	7,442
Legrand France SA	8.500%	2/15/25	3,485	4,398
Lennox International Inc.	3.000%	11/15/23	3,575	3,471
Lockheed Martin Corp.	2.900%	3/1/25	12,006	11,542
Lockheed Martin Corp.	3.550%	1/15/26	28,408	28,372
Martin Marietta Materials Inc.	4.250%	7/2/24	2,250	2,307
Martin Marietta Materials Inc.	3.450%	6/1/27	3,875	3,703
Martin Marietta Materials Inc.	3.500%	12/15/27	10,975	10,512
Masco Corp.	4.450%	4/1/25	7,042	7,269
Masco Corp.	4.375%	4/1/26	9,601	9,835
Northrop Grumman Corp.	3.250%	8/1/23	13,133	13,011
Northrop Grumman Corp.	2.930%	1/15/25	19,564	18,750
Northrop Grumman Corp.	3.200%	2/1/27	8,680	8,335
Northrop Grumman Corp.	3.250%	1/15/28	27,185	26,030
Northrop Grumman Systems Corp.	7.875%	3/1/26	1,300	1,654
Owens Corning	4.200%	12/1/24	3,600	3,683
Owens Corning	3.400%	8/15/26	11,470	10,934
Parker-Hannifin Corp.	3.300%	11/21/24	4,613	4,588
Parker-Hannifin Corp.	3.250%	3/1/27	16,278	15,858

48

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Precision Castparts Corp.	3.250%	6/15/25	15,713	15,607
Raytheon Co.	3.150%	12/15/24	2,375	2,356
Raytheon Co.	7.200%	8/15/27	1,705	2,187
Republic Services Inc.	4.750%	5/15/23	8,893	9,435
Republic Services Inc.	3.200%	3/15/25	6,729	6,568
Republic Services Inc.	2.900%	7/1/26	5,825	5,482
Republic Services Inc.	3.375%	11/15/27	9,030	8,736
Rockwell Automation Inc.	2.875%	3/1/25	1,504	1,437
Rockwell Collins Inc.	3.700%	12/15/23	4,465	4,502
Rockwell Collins Inc.	3.200%	3/15/24	14,887	14,600
Rockwell Collins Inc.	3.500%	3/15/27	15,980	15,559
Roper Technologies Inc.	3.850%	12/15/25	6,500	6,544
Roper Technologies Inc.	3.800%	12/15/26	15,390	15,426
Snap-on Inc.	3.250%	3/1/27	2,910	2,839
Spirit AeroSystems Inc.	3.850%	6/15/26	3,767	3,681
Textron Inc.	4.300%	3/1/24	2,740	2,835
Textron Inc.	3.875%	3/1/25	3,250	3,273
Textron Inc.	4.000%	3/15/26	5,600	5,639
Textron Inc.	3.650%	3/15/27	7,045	6,897
The Timken Co.	3.875%	9/1/24	2,685	2,641
United Technologies Corp.	2.800%	5/4/24	10,903	10,436
United Technologies Corp.	2.650%	11/1/26	12,425	11,519
United Technologies Corp.	3.125%	5/4/27	11,445	10,870
Vulcan Materials Co.	4.500%	4/1/25	5,032	5,208
Vulcan Materials Co.	3.900%	4/1/27	7,233	7,179
Wabtec Corp.	3.450%	11/15/26	9,907	9,441
Waste Management Inc.	2.400%	5/15/23	11,551	11,037
Waste Management Inc.	3.500%	5/15/24	7,514	7,577
Waste Management Inc.	3.125%	3/1/25	6,861	6,712
Waste Management Inc.	7.100%	8/1/26	2,600	3,224
Waste Management Inc.	3.150%	11/15/27	9,650	9,207
Xylem Inc.	3.250%	11/1/26	5,281	5,099
Communication (7.5%)
21st Century Fox America Inc.	4.000%	10/1/23	2,750	2,822
21st Century Fox America Inc.	3.700%	9/15/24	6,734	6,805
21st Century Fox America Inc.	3.700%	10/15/25	8,082	8,147
21st Century Fox America Inc.	3.375%	11/15/26	7,391	7,279
Activision Blizzard Inc.	3.400%	9/15/26	18,198	17,622
Activision Blizzard Inc.	3.400%	6/15/27	5,250	5,052
American Tower Corp.	3.500%	1/31/23	6,004	5,993
American Tower Corp.	3.000%	6/15/23	2,500	2,436
American Tower Corp.	5.000%	2/15/24	12,469	13,301
American Tower Corp.	4.000%	6/1/25	10,796	10,791
American Tower Corp.	4.400%	2/15/26	7,358	7,514
American Tower Corp.	3.375%	10/15/26	13,737	13,012
American Tower Corp.	3.125%	1/15/27	2,450	2,266
American Tower Corp.	3.550%	7/15/27	11,105	10,535
American Tower Corp.	3.600%	1/15/28	11,875	11,254
AT&T Inc.	3.800%	3/1/24	12,283	12,310
AT&T Inc.	3.900%	3/11/24	10,913	10,978
AT&T Inc.	4.450%	4/1/24	18,052	18,606
AT&T Inc.	3.400%	8/14/24	37,736	37,479
AT&T Inc.	3.950%	1/15/25	22,520	22,509
AT&T Inc.	3.400%	5/15/25	63,003	60,396
AT&T Inc.	4.125%	2/17/26	36,987	36,905
AT&T Inc.	4.250%	3/1/27	30,116	30,188
AT&T Inc.	3.900%	8/14/27	64,900	64,403
2 AT&T Inc.	4.100%	2/15/28	34,500	33,815
CBS Corp.	2.500%	2/15/23	8,050	7,673
2 CBS Corp.	2.900%	6/1/23	3,961	3,831
CBS Corp.	3.700%	8/15/24	8,552	8,528
CBS Corp.	3.500%	1/15/25	6,925	6,776
CBS Corp.	4.000%	1/15/26	12,964	12,913

49

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CBS Corp.	2.900%	1/15/27	6,115	5,570
CBS Corp.	3.375%	2/15/28	6,170	5,775
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	16,841	16,958
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.908%	7/23/25	61,844	63,578
Charter Communications Operating LLC / Charter
Communications Operating Capital	3.750%	2/15/28	13,850	12,806
Comcast Corp.	2.750%	3/1/23	20,070	19,585
Comcast Corp.	3.000%	2/1/24	21,154	20,694
Comcast Corp.	3.600%	3/1/24	17,246	17,405
Comcast Corp.	3.375%	2/15/25	11,478	11,343
Comcast Corp.	3.375%	8/15/25	20,026	19,711
Comcast Corp.	3.150%	3/1/26	27,570	26,588
Comcast Corp.	2.350%	1/15/27	18,680	16,698
Comcast Corp.	3.300%	2/1/27	18,704	18,060
Comcast Corp.	3.150%	2/15/28	19,065	18,071
Comcast Corp.	3.550%	5/1/28	7,500	7,358
Crown Castle International Corp.	3.150%	7/15/23	1,225	1,196
Crown Castle International Corp.	3.200%	9/1/24	14,465	13,938
Crown Castle International Corp.	4.450%	2/15/26	12,273	12,530
Crown Castle International Corp.	3.700%	6/15/26	13,516	13,039
Crown Castle International Corp.	4.000%	3/1/27	7,359	7,256
Crown Castle International Corp.	3.650%	9/1/27	11,735	11,218
Crown Castle International Corp.	3.800%	2/15/28	13,000	12,551
Discovery Communications LLC	2.950%	3/20/23	16,600	16,047
Discovery Communications LLC	3.250%	4/1/23	2,520	2,465
Discovery Communications LLC	3.800%	3/13/24	6,425	6,381
Discovery Communications LLC	3.450%	3/15/25	3,951	3,798
Discovery Communications LLC	4.900%	3/11/26	11,595	12,033
Electronic Arts Inc.	4.800%	3/1/26	5,396	5,747
Grupo Televisa SAB	6.625%	3/18/25	9,000	10,279
Grupo Televisa SAB	4.625%	1/30/26	3,090	3,149
Interpublic Group of Cos. Inc.	4.200%	4/15/24	12,397	12,639
Moody's Corp.	4.875%	2/15/24	8,339	8,868
2 Moody's Corp.	3.250%	1/15/28	2,518	2,399
Omnicom Group Inc.	3.650%	11/1/24	12,262	12,205
Omnicom Group Inc.	3.600%	4/15/26	17,259	16,786
Rogers Communications Inc.	3.000%	3/15/23	6,591	6,464
Rogers Communications Inc.	4.100%	10/1/23	10,560	10,885
Rogers Communications Inc.	3.625%	12/15/25	8,727	8,672
Rogers Communications Inc.	2.900%	11/15/26	7,571	7,092
S&P Global Inc.	4.000%	6/15/25	11,341	11,609
S&P Global Inc.	4.400%	2/15/26	10,977	11,589
S&P Global Inc.	2.950%	1/22/27	6,350	6,016
Scripps Networks Interactive Inc.	3.900%	11/15/24	7,732	7,670
Scripps Networks Interactive Inc.	3.950%	6/15/25	8,200	8,119
TCI Communications Inc.	7.875%	2/15/26	1,457	1,857
TCI Communications Inc.	7.125%	2/15/28	1,616	2,020
Telefonica Emisiones SAU	5.462%	2/16/21	3,500	3,727
Telefonica Emisiones SAU	4.570%	4/27/23	6,950	7,386
Telefonica Emisiones SAU	4.103%	3/8/27	20,270	20,082
TELUS Corp.	2.800%	2/16/27	7,575	6,951
TELUS Corp.	3.700%	9/15/27	3,625	3,565
Thomson Reuters Corp.	4.300%	11/23/23	4,280	4,396
Thomson Reuters Corp.	3.850%	9/29/24	6,405	6,402
Thomson Reuters Corp.	3.350%	5/15/26	10,500	10,028
Time Warner Entertainment Co. LP	8.375%	3/15/23	13,123	15,693
Time Warner Inc.	4.050%	12/15/23	5,753	5,899
Time Warner Inc.	3.550%	6/1/24	12,545	12,412
Time Warner Inc.	3.600%	7/15/25	21,017	20,422
Time Warner Inc.	3.875%	1/15/26	8,740	8,575
Time Warner Inc.	2.950%	7/15/26	7,543	6,930
Time Warner Inc.	3.800%	2/15/27	21,945	21,251
Verizon Communications Inc.	5.150%	9/15/23	79,331	86,122

50

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	4.150%	3/15/24	17,334	17,848
Verizon Communications Inc.	3.500%	11/1/24	36,482	36,205
Verizon Communications Inc.	3.376%	2/15/25	55,392	54,076
Verizon Communications Inc.	2.625%	8/15/26	32,032	29,184
Verizon Communications Inc.	4.125%	3/16/27	44,360	45,053
Viacom Inc.	4.250%	9/1/23	9,785	10,013
Viacom Inc.	3.875%	4/1/24	6,584	6,562
Viacom Inc.	3.450%	10/4/26	10,060	9,578
Walt Disney Co.	3.150%	9/17/25	15,818	15,652
Walt Disney Co.	3.000%	2/13/26	9,419	9,205
Walt Disney Co.	1.850%	7/30/26	22,066	19,525
Walt Disney Co.	2.950%	6/15/27	7,222	6,955
WPP Finance 2010	3.750%	9/19/24	8,766	8,772
Consumer Cyclical (7.1%)
Advance Auto Parts Inc.	4.500%	12/1/23	5,449	5,630
Alibaba Group Holding Ltd.	2.800%	6/6/23	13,500	13,126
Alibaba Group Holding Ltd.	3.600%	11/28/24	27,895	28,013
Alibaba Group Holding Ltd.	3.400%	12/6/27	32,975	31,367
2 Amazon.com Inc.	2.400%	2/22/23	3,650	3,520
2 Amazon.com Inc.	2.800%	8/22/24	28,050	27,161
Amazon.com Inc.	3.800%	12/5/24	13,374	13,720
Amazon.com Inc.	5.200%	12/3/25	15,112	16,831
2 Amazon.com Inc.	3.150%	8/22/27	45,670	43,934
American Honda Finance Corp.	2.900%	2/16/24	8,620	8,468
American Honda Finance Corp.	2.300%	9/9/26	2,938	2,687
American Honda Finance Corp.	3.500%	2/15/28	8,100	8,068
Aptiv plc	4.250%	1/15/26	7,600	7,759
Automatic Data Processing Inc.	3.375%	9/15/25	9,676	9,700
AutoNation Inc.	3.500%	11/15/24	5,725	5,527
AutoNation Inc.	4.500%	10/1/25	6,180	6,272
AutoNation Inc.	3.800%	11/15/27	3,975	3,784
AutoZone Inc.	3.125%	7/15/23	1,542	1,518
AutoZone Inc.	3.250%	4/15/25	11,426	11,038
AutoZone Inc.	3.125%	4/21/26	6,576	6,211
AutoZone Inc.	3.750%	6/1/27	7,863	7,695
Bed Bath & Beyond Inc.	3.749%	8/1/24	2,656	2,585
Block Financial LLC	5.250%	10/1/25	5,050	5,265
Booking Holdings Inc.	2.750%	3/15/23	7,790	7,533
Booking Holdings Inc.	3.650%	3/15/25	7,850	7,788
Booking Holdings Inc.	3.600%	6/1/26	18,038	17,624
BorgWarner Inc.	3.375%	3/15/25	4,575	4,465
Costco Wholesale Corp.	2.750%	5/18/24	16,042	15,595
Costco Wholesale Corp.	3.000%	5/18/27	13,985	13,483
Cummins Inc.	3.650%	10/1/23	6,827	7,018
Darden Restaurants Inc.	3.850%	5/1/27	6,175	6,082
Delphi Corp.	4.150%	3/15/24	10,424	10,677
Dollar General Corp.	3.250%	4/15/23	10,728	10,604
Dollar General Corp.	4.150%	11/1/25	6,748	6,922
Dollar General Corp.	3.875%	4/15/27	8,075	8,091
DR Horton Inc.	5.750%	8/15/23	3,300	3,642
eBay Inc.	3.450%	8/1/24	7,587	7,489
eBay Inc.	3.600%	6/5/27	11,714	11,303
Expedia Inc.	4.500%	8/15/24	6,447	6,508
Expedia Inc.	5.000%	2/15/26	10,341	10,608
Expedia Inc.	3.800%	2/15/28	10,750	10,014
Ford Motor Co.	4.346%	12/8/26	15,678	15,450
Ford Motor Credit Co. LLC	3.096%	5/4/23	12,318	11,854
Ford Motor Credit Co. LLC	4.375%	8/6/23	12,893	13,172
Ford Motor Credit Co. LLC	3.810%	1/9/24	19,319	19,052
Ford Motor Credit Co. LLC	3.664%	9/8/24	10,110	9,777
Ford Motor Credit Co. LLC	4.134%	8/4/25	24,722	24,266
Ford Motor Credit Co. LLC	4.389%	1/8/26	14,114	14,040
Ford Motor Credit Co. LLC	3.815%	11/2/27	9,800	9,155

51

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Motors Co.	4.875%	10/2/23	22,729	23,834
General Motors Co.	4.000%	4/1/25	4,570	4,520
General Motors Co.	4.200%	10/1/27	8,720	8,539
General Motors Financial Co. Inc.	3.700%	5/9/23	16,029	15,948
General Motors Financial Co. Inc.	4.250%	5/15/23	8,563	8,732
General Motors Financial Co. Inc.	3.950%	4/13/24	15,495	15,455
General Motors Financial Co. Inc.	3.500%	11/7/24	7,100	6,850
General Motors Financial Co. Inc.	4.000%	1/15/25	16,903	16,754
General Motors Financial Co. Inc.	4.300%	7/13/25	10,917	10,966
General Motors Financial Co. Inc.	5.250%	3/1/26	18,405	19,453
General Motors Financial Co. Inc.	4.000%	10/6/26	11,577	11,315
General Motors Financial Co. Inc.	4.350%	1/17/27	26,748	26,518
General Motors Financial Co. Inc.	3.850%	1/5/28	1,500	1,421
Harley-Davidson Inc.	3.500%	7/28/25	6,900	6,825
Harman International Industries Inc.	4.150%	5/15/25	3,971	4,023
Home Depot Inc.	2.700%	4/1/23	15,605	15,300
Home Depot Inc.	3.750%	2/15/24	14,371	14,798
Home Depot Inc.	3.350%	9/15/25	12,908	12,791
Home Depot Inc.	3.000%	4/1/26	16,768	16,254
Home Depot Inc.	2.125%	9/15/26	13,899	12,540
Home Depot Inc.	2.800%	9/14/27	12,935	12,169
Hyatt Hotels Corp.	3.375%	7/15/23	3,925	3,888
Hyatt Hotels Corp.	4.850%	3/15/26	4,912	5,170
JD.com Inc.	3.875%	4/29/26	6,075	5,899
Kohl's Corp.	4.750%	12/15/23	3,063	3,215
Kohl's Corp.	4.250%	7/17/25	8,724	8,830
Lear Corp.	5.375%	3/15/24	5,000	5,244
Lear Corp.	5.250%	1/15/25	6,887	7,223
Lear Corp.	3.800%	9/15/27	9,000	8,680
Lowe's Cos. Inc.	3.875%	9/15/23	6,366	6,596
Lowe's Cos. Inc.	3.125%	9/15/24	4,279	4,211
Lowe's Cos. Inc.	3.375%	9/15/25	9,502	9,345
Lowe's Cos. Inc.	2.500%	4/15/26	23,058	21,289
Lowe's Cos. Inc.	3.100%	5/3/27	22,683	21,653
Macy's Retail Holdings Inc.	4.375%	9/1/23	4,935	4,910
Macy's Retail Holdings Inc.	3.625%	6/1/24	3,868	3,686
Macy's Retail Holdings Inc.	6.650%	7/15/24	991	1,083
Magna International Inc.	3.625%	6/15/24	10,283	10,402
Magna International Inc.	4.150%	10/1/25	6,962	7,173
Marriott International Inc.	3.750%	3/15/25	7,265	7,226
Marriott International Inc.	3.750%	10/1/25	2,110	2,085
Marriott International Inc.	3.125%	6/15/26	11,139	10,579
Mastercard Inc.	3.375%	4/1/24	15,110	15,149
Mastercard Inc.	2.950%	11/21/26	8,475	8,122
Mastercard Inc.	3.500%	2/26/28	6,500	6,517
McDonald's Corp.	2.625%	1/15/22	—	—
McDonald's Corp.	3.250%	6/10/24	1,973	1,972
McDonald's Corp.	3.375%	5/26/25	12,399	12,255
McDonald's Corp.	3.700%	1/30/26	22,686	22,704
McDonald's Corp.	3.500%	3/1/27	16,510	16,225
NIKE Inc.	2.250%	5/1/23	2,630	2,538
NIKE Inc.	2.375%	11/1/26	17,564	16,200
Nordstrom Inc.	4.000%	3/15/27	5,600	5,464
O'Reilly Automotive Inc.	3.850%	6/15/23	6,633	6,776
O'Reilly Automotive Inc.	3.550%	3/15/26	4,196	4,099
O'Reilly Automotive Inc.	3.600%	9/1/27	9,500	9,204
QVC Inc.	4.375%	3/15/23	9,623	9,604
QVC Inc.	4.850%	4/1/24	9,078	9,174
QVC Inc.	4.450%	2/15/25	7,025	6,914
Royal Caribbean Cruises Ltd.	7.500%	10/15/27	2,177	2,683
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	5,250	5,001
Starbucks Corp.	3.100%	3/1/23	13,100	13,077
Starbucks Corp.	3.850%	10/1/23	10,273	10,666
Starbucks Corp.	2.450%	6/15/26	6,355	5,910

52

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Starbucks Corp.	3.500%	3/1/28	4,000	3,974
Tapestry Inc.	4.250%	4/1/25	8,200	8,156
Tapestry Inc.	4.125%	7/15/27	8,190	7,983
Target Corp.	3.500%	7/1/24	12,425	12,595
Target Corp.	2.500%	4/15/26	14,450	13,409
TJX Cos. Inc.	2.500%	5/15/23	7,609	7,384
TJX Cos. Inc.	2.250%	9/15/26	13,421	12,111
Toyota Motor Credit Corp.	2.250%	10/18/23	7,082	6,753
Toyota Motor Credit Corp.	2.900%	4/17/24	11,055	10,861
Toyota Motor Credit Corp.	3.200%	1/11/27	7,333	7,223
Toyota Motor Credit Corp.	3.050%	1/11/28	7,200	6,933
Visa Inc.	3.150%	12/14/25	64,315	63,039
Visa Inc.	2.750%	9/15/27	7,365	6,933
Walgreens Boots Alliance Inc.	3.800%	11/18/24	27,073	26,884
Walgreens Boots Alliance Inc.	3.450%	6/1/26	24,132	22,851
Walmart Inc.	2.550%	4/11/23	30,300	29,520
Walmart Inc.	3.300%	4/22/24	19,213	19,427
Walmart Inc.	2.650%	12/15/24	13,250	12,880
Walmart Inc.	5.875%	4/5/27	4,751	5,636
Wyndham Worldwide Corp.	3.900%	3/1/23	4,020	3,897
Wyndham Worldwide Corp.	4.150%	4/1/24	3,225	3,227
Wyndham Worldwide Corp.	5.100%	10/1/25	4,647	4,810
Wyndham Worldwide Corp.	4.500%	4/1/27	4,450	4,405
Consumer Noncyclical (14.6%)
Abbott Laboratories	3.250%	4/15/23	11,035	10,974
Abbott Laboratories	3.400%	11/30/23	25,144	25,028
Abbott Laboratories	2.950%	3/15/25	12,891	12,306
Abbott Laboratories	3.875%	9/15/25	2,708	2,734
Abbott Laboratories	3.750%	11/30/26	44,383	43,964
AbbVie Inc.	2.850%	5/14/23	15,748	15,273
AbbVie Inc.	3.600%	5/14/25	51,701	51,092
AbbVie Inc.	3.200%	5/14/26	30,163	28,799
Agilent Technologies Inc.	3.875%	7/15/23	5,175	5,242
Agilent Technologies Inc.	3.050%	9/22/26	5,354	4,997
Allergan Funding SCS	3.850%	6/15/24	14,267	14,251
Allergan Funding SCS	3.800%	3/15/25	58,144	57,326
Allergan Inc.	2.800%	3/15/23	4,000	3,843
Altria Group Inc.	2.950%	5/2/23	3,372	3,307
Altria Group Inc.	4.000%	1/31/24	24,947	25,687
Altria Group Inc.	2.625%	9/16/26	3,785	3,495
AmerisourceBergen Corp.	3.400%	5/15/24	2,985	2,942
AmerisourceBergen Corp.	3.250%	3/1/25	5,675	5,438
AmerisourceBergen Corp.	3.450%	12/15/27	12,775	12,162
Amgen Inc.	2.250%	8/19/23	9,224	8,700
Amgen Inc.	3.625%	5/22/24	23,637	23,802
Amgen Inc.	3.125%	5/1/25	10,646	10,284
Amgen Inc.	2.600%	8/19/26	18,312	16,749
Amgen Inc.	3.200%	11/2/27	13,849	13,119
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	21,185	21,490
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	160,789	159,281
Archer-Daniels-Midland Co.	2.500%	8/11/26	10,875	10,005
AstraZeneca plc	3.375%	11/16/25	26,002	25,528
AstraZeneca plc	3.125%	6/12/27	8,335	7,994
2 BAT Capital Corp.	3.222%	8/15/24	29,255	28,231
2 BAT Capital Corp.	3.557%	8/15/27	48,635	46,455
Baxalta Inc.	4.000%	6/23/25	32,869	32,728
Baxter International Inc.	2.600%	8/15/26	9,890	9,047
Becton Dickinson & Co.	3.875%	5/15/24	3,500	3,495
Becton Dickinson & Co.	3.363%	6/6/24	22,437	21,714
Becton Dickinson & Co.	3.734%	12/15/24	18,990	18,682
2 Becton Dickinson & Co.	3.000%	5/15/26	4,350	4,285
Becton Dickinson & Co.	3.700%	6/6/27	32,401	31,028
Bestfoods	7.250%	12/15/26	519	650

53

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Biogen Inc.	4.050%	9/15/25	25,199	25,728
Boston Scientific Corp.	4.125%	10/1/23	2,710	2,773
Boston Scientific Corp.	3.850%	5/15/25	12,516	12,556
Boston Scientific Corp.	4.000%	3/1/28	6,400	6,380
Bristol-Myers Squibb Co.	7.150%	6/15/23	900	1,070
Bristol-Myers Squibb Co.	3.250%	11/1/23	12,421	12,511
Bristol-Myers Squibb Co.	3.250%	2/27/27	11,400	11,244
Bunge Ltd. Finance Corp.	3.250%	8/15/26	11,835	11,140
Bunge Ltd. Finance Corp.	3.750%	9/25/27	9,345	9,004
Campbell Soup Co.	3.300%	3/19/25	2,981	2,879
Cardinal Health Inc.	3.200%	3/15/23	7,519	7,419
Cardinal Health Inc.	3.079%	6/15/24	20,590	19,745
Cardinal Health Inc.	3.500%	11/15/24	2,308	2,269
Cardinal Health Inc.	3.750%	9/15/25	2,430	2,383
Cardinal Health Inc.	3.410%	6/15/27	15,605	14,667
Celgene Corp.	4.000%	8/15/23	7,493	7,667
Celgene Corp.	3.625%	5/15/24	14,997	14,919
Celgene Corp.	3.875%	8/15/25	40,849	40,815
Celgene Corp.	3.450%	11/15/27	10,117	9,620
Celgene Corp.	3.900%	2/20/28	20,775	20,408
Church & Dwight Co. Inc.	3.150%	8/1/27	5,785	5,447
Clorox Co.	3.500%	12/15/24	6,928	6,962
Clorox Co.	3.100%	10/1/27	5,531	5,318
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	4,950	4,875
Coca-Cola Co.	2.500%	4/1/23	12,779	12,487
Coca-Cola Co.	3.200%	11/1/23	16,369	16,548
Coca-Cola Co.	2.875%	10/27/25	22,719	22,058
Coca-Cola Co.	2.550%	6/1/26	7,170	6,785
Coca-Cola Co.	2.250%	9/1/26	12,913	11,881
Coca-Cola Co.	2.900%	5/25/27	5,829	5,614
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	10,930	11,187
Colgate-Palmolive Co.	2.100%	5/1/23	4,576	4,368
Colgate-Palmolive Co.	3.250%	3/15/24	7,209	7,261
Constellation Brands Inc.	4.250%	5/1/23	15,766	16,328
Constellation Brands Inc.	4.750%	11/15/24	10,659	11,338
Constellation Brands Inc.	3.700%	12/6/26	8,702	8,594
Constellation Brands Inc.	3.500%	5/9/27	6,980	6,767
Constellation Brands Inc.	3.600%	2/15/28	10,600	10,248
Covidien International Finance SA	2.950%	6/15/23	5,780	5,664
CVS Health Corp.	4.000%	12/5/23	18,146	18,398
CVS Health Corp.	3.375%	8/12/24	8,400	8,170
CVS Health Corp.	3.875%	7/20/25	39,031	38,554
CVS Health Corp.	2.875%	6/1/26	25,169	22,884
Danaher Corp.	3.350%	9/15/25	6,110	6,139
Diageo Capital plc	2.625%	4/29/23	17,834	17,384
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	10,180	9,922
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	2,504	2,415
Dr Pepper Snapple Group Inc.	2.550%	9/15/26	7,470	6,674
Dr Pepper Snapple Group Inc.	3.430%	6/15/27	4,173	3,959
2 Dr Pepper Snapple Group Inc.	3.430%	6/15/27	1,000	949
Eli Lilly & Co.	2.750%	6/1/25	14,163	13,666
Eli Lilly & Co.	5.500%	3/15/27	559	643
Eli Lilly & Co.	3.100%	5/15/27	12,675	12,339
Estee Lauder Cos. Inc.	3.150%	3/15/27	7,237	7,038
Express Scripts Holding Co.	3.000%	7/15/23	22,832	22,018
Express Scripts Holding Co.	3.500%	6/15/24	11,471	11,249
Express Scripts Holding Co.	4.500%	2/25/26	21,305	21,839
Express Scripts Holding Co.	3.400%	3/1/27	22,607	21,397
Flowers Foods Inc.	3.500%	10/1/26	4,575	4,356
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	3,000	2,927
General Mills Inc.	3.650%	2/15/24	5,551	5,611
General Mills Inc.	3.200%	2/10/27	10,675	10,164
Gilead Sciences Inc.	2.500%	9/1/23	15,361	14,741
Gilead Sciences Inc.	3.700%	4/1/24	23,703	24,079

54

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Gilead Sciences Inc.	3.500%	2/1/25	21,089	21,001
Gilead Sciences Inc.	3.650%	3/1/26	36,552	36,557
Gilead Sciences Inc.	2.950%	3/1/27	18,417	17,303
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	16,178	15,880
Hasbro Inc.	3.500%	9/15/27	6,158	5,828
Hershey Co.	2.625%	5/1/23	750	729
Hershey Co.	3.200%	8/21/25	1,500	1,474
Hershey Co.	2.300%	8/15/26	4,297	3,899
Hershey Co.	7.200%	8/15/27	146	185
Ingredion Inc.	3.200%	10/1/26	6,615	6,244
JM Smucker Co.	3.500%	3/15/25	7,908	7,797
JM Smucker Co.	3.375%	12/15/27	12,100	11,608
Johnson & Johnson	2.050%	3/1/23	7,145	6,836
Johnson & Johnson	6.730%	11/15/23	50	59
Johnson & Johnson	3.375%	12/5/23	8,760	8,956
Johnson & Johnson	2.625%	1/15/25	10,175	9,775
Johnson & Johnson	2.450%	3/1/26	29,065	27,384
Johnson & Johnson	2.950%	3/3/27	15,424	14,962
Johnson & Johnson	2.900%	1/15/28	17,630	16,912
Kaiser Foundation Hospitals	3.150%	5/1/27	7,525	7,286
Kellogg Co.	2.650%	12/1/23	9,570	9,301
Kellogg Co.	3.250%	4/1/26	7,306	6,966
Kellogg Co.	3.400%	11/15/27	8,487	8,102
Kimberly-Clark Corp.	2.400%	6/1/23	4,382	4,210
Kimberly-Clark Corp.	3.050%	8/15/25	3,140	3,073
Kimberly-Clark Corp.	2.750%	2/15/26	6,250	5,945
Kraft Heinz Foods Co.	3.950%	7/15/25	22,816	22,617
Kraft Heinz Foods Co.	3.000%	6/1/26	30,674	28,154
Laboratory Corp. of America Holdings	4.000%	11/1/23	2,050	2,085
Laboratory Corp. of America Holdings	3.250%	9/1/24	10,940	10,610
Laboratory Corp. of America Holdings	3.600%	2/1/25	13,650	13,462
Laboratory Corp. of America Holdings	3.600%	9/1/27	11,600	11,220
McCormick & Co. Inc.	3.150%	8/15/24	13,490	13,144
McCormick & Co. Inc.	3.400%	8/15/27	13,700	13,302
McKesson Corp.	2.850%	3/15/23	4,980	4,834
McKesson Corp.	3.796%	3/15/24	14,955	15,098
McKesson Corp.	3.950%	2/16/28	6,700	6,663
Mead Johnson Nutrition Co.	4.125%	11/15/25	9,865	10,045
Medtronic Global Holdings SCA	3.350%	4/1/27	16,398	16,148
Medtronic Inc.	2.750%	4/1/23	2,072	2,028
Medtronic Inc.	3.625%	3/15/24	13,451	13,631
Medtronic Inc.	3.500%	3/15/25	55,291	55,229
Merck & Co. Inc.	2.800%	5/18/23	23,488	23,208
Merck & Co. Inc.	2.750%	2/10/25	31,427	30,310
Molson Coors Brewing Co.	3.000%	7/15/26	27,607	25,794
Mylan Inc.	4.200%	11/29/23	6,595	6,699
Mylan NV	3.950%	6/15/26	31,115	30,133
Newell Brands Inc.	3.850%	4/1/23	28,480	28,338
Newell Brands Inc.	4.000%	12/1/24	6,077	6,006
Newell Brands Inc.	3.900%	11/1/25	5,360	5,198
Newell Brands Inc.	4.200%	4/1/26	26,926	26,620
Novartis Capital Corp.	3.400%	5/6/24	26,427	26,709
Novartis Capital Corp.	3.000%	11/20/25	24,569	24,040
Novartis Capital Corp.	3.100%	5/17/27	12,729	12,441
PepsiCo Inc.	2.750%	3/1/23	18,997	18,779
PepsiCo Inc.	3.600%	3/1/24	13,470	13,733
PepsiCo Inc.	2.750%	4/30/25	16,067	15,479
PepsiCo Inc.	3.500%	7/17/25	6,860	6,910
PepsiCo Inc.	2.850%	2/24/26	8,393	8,046
PepsiCo Inc.	2.375%	10/6/26	17,875	16,459
PepsiCo Inc.	3.000%	10/15/27	21,100	20,298
Perrigo Finance Unlimited Co.	3.900%	12/15/24	11,187	11,142
Perrigo Finance Unlimited Co.	4.375%	3/15/26	10,482	10,584
Pfizer Inc.	3.000%	6/15/23	12,318	12,295

55

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pfizer Inc.	3.400%	5/15/24	13,976	14,101
Pfizer Inc.	2.750%	6/3/26	23,385	22,270
Pfizer Inc.	3.000%	12/15/26	17,132	16,529
Philip Morris International Inc.	2.625%	3/6/23	7,700	7,455
Philip Morris International Inc.	2.125%	5/10/23	6,094	5,747
Philip Morris International Inc.	3.600%	11/15/23	7,409	7,505
Philip Morris International Inc.	3.250%	11/10/24	12,698	12,511
Philip Morris International Inc.	3.375%	8/11/25	10,022	9,839
Philip Morris International Inc.	2.750%	2/25/26	12,000	11,292
Philip Morris International Inc.	3.125%	8/17/27	6,000	5,757
Philip Morris International Inc.	3.125%	3/2/28	725	691
Procter & Gamble Co.	3.100%	8/15/23	15,711	15,743
Procter & Gamble Co.	2.700%	2/2/26	6,212	5,930
Procter & Gamble Co.	2.450%	11/3/26	12,115	11,233
Procter & Gamble Co.	2.850%	8/11/27	11,485	10,918
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	2,225	2,067
Quest Diagnostics Inc.	4.250%	4/1/24	2,150	2,225
Quest Diagnostics Inc.	3.500%	3/30/25	2,840	2,793
Quest Diagnostics Inc.	3.450%	6/1/26	12,383	11,885
Reynolds American Inc.	4.850%	9/15/23	8,218	8,726
Reynolds American Inc.	4.450%	6/12/25	37,101	38,102
Shire Acquisitions Investments Ireland DAC	2.875%	9/23/23	36,775	35,133
Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	32,697	30,320
SSM Health Care Corp.	3.823%	6/1/27	4,500	4,517
Stryker Corp.	3.375%	5/15/24	6,287	6,272
Stryker Corp.	3.375%	11/1/25	7,165	7,073
Stryker Corp.	3.500%	3/15/26	13,617	13,543
Stryker Corp.	3.650%	3/7/28	5,000	4,997
Sysco Corp.	3.750%	10/1/25	7,968	8,048
Sysco Corp.	3.300%	7/15/26	8,150	7,912
Sysco Corp.	3.250%	7/15/27	13,960	13,458
The Kroger Co.	3.850%	8/1/23	9,132	9,298
The Kroger Co.	4.000%	2/1/24	6,210	6,325
The Kroger Co.	3.500%	2/1/26	4,174	4,031
The Kroger Co.	2.650%	10/15/26	10,484	9,455
The Kroger Co.	3.700%	8/1/27	9,525	9,224
Thermo Fisher Scientific Inc.	3.000%	4/15/23	16,787	16,467
Thermo Fisher Scientific Inc.	4.150%	2/1/24	10,982	11,296
Thermo Fisher Scientific Inc.	3.650%	12/15/25	3,755	3,740
Thermo Fisher Scientific Inc.	2.950%	9/19/26	14,456	13,518
Thermo Fisher Scientific Inc.	3.200%	8/15/27	9,750	9,238
Tyson Foods Inc.	3.950%	8/15/24	20,744	21,124
Tyson Foods Inc.	3.550%	6/2/27	18,047	17,522
Unilever Capital Corp.	2.600%	5/5/24	16,625	16,043
Unilever Capital Corp.	3.100%	7/30/25	4,725	4,649
Unilever Capital Corp.	2.000%	7/28/26	13,400	11,940
Unilever Capital Corp.	2.900%	5/5/27	5,500	5,239
Whirlpool Corp.	4.000%	3/1/24	3,550	3,650
Whirlpool Corp.	3.700%	5/1/25	4,650	4,648
Whole Foods Market Inc.	5.200%	12/3/25	180	200
Wyeth LLC	6.450%	2/1/24	8,859	10,384
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	27,621	26,715
Zoetis Inc.	4.500%	11/13/25	8,653	9,096
Zoetis Inc.	3.000%	9/12/27	11,800	11,062
Energy (9.3%)
Anadarko Petroleum Corp.	3.450%	7/15/24	9,383	9,189
Anadarko Petroleum Corp.	5.550%	3/15/26	15,906	17,349
Andeavor	4.750%	12/15/23	17,959	18,700
Andeavor	5.125%	4/1/24	2,000	2,077
Andeavor	5.125%	12/15/26	10,950	11,525
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	6.375%	5/1/24	550	591
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.250%	1/15/25	15,470	15,877
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	4.250%	12/1/27	9,505	9,291

56

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor
Inc.	3.337%	12/15/27	14,000	13,377
Boardwalk Pipelines LP	4.950%	12/15/24	8,775	9,061
Boardwalk Pipelines LP	5.950%	6/1/26	6,740	7,282
Boardwalk Pipelines LP	4.450%	7/15/27	8,512	8,328
BP Capital Markets plc	2.500%	11/6/22	—	—
BP Capital Markets plc	2.750%	5/10/23	25,484	24,893
BP Capital Markets plc	3.994%	9/26/23	6,375	6,599
BP Capital Markets plc	3.216%	11/28/23	21,882	21,708
BP Capital Markets plc	3.814%	2/10/24	10,574	10,820
BP Capital Markets plc	3.224%	4/14/24	12,806	12,662
BP Capital Markets plc	3.535%	11/4/24	15,784	15,855
BP Capital Markets plc	3.506%	3/17/25	9,660	9,635
BP Capital Markets plc	3.119%	5/4/26	17,355	16,730
BP Capital Markets plc	3.017%	1/16/27	11,030	10,490
BP Capital Markets plc	3.588%	4/14/27	16,875	16,726
BP Capital Markets plc	3.279%	9/19/27	22,550	21,796
Buckeye Partners LP	4.150%	7/1/23	6,506	6,512
Buckeye Partners LP	4.350%	10/15/24	682	683
Buckeye Partners LP	3.950%	12/1/26	14,990	14,296
Buckeye Partners LP	4.125%	12/1/27	1,500	1,438
Canadian Natural Resources Ltd.	3.800%	4/15/24	9,004	8,975
Canadian Natural Resources Ltd.	3.900%	2/1/25	3,667	3,650
Canadian Natural Resources Ltd.	3.850%	6/1/27	18,296	17,921
Cenovus Energy Inc.	3.800%	9/15/23	7,650	7,593
Cenovus Energy Inc.	4.250%	4/15/27	16,285	15,898
Chevron Corp.	2.566%	5/16/23	11,263	10,929
Chevron Corp.	3.191%	6/24/23	31,259	31,186
Chevron Corp.	2.895%	3/3/24	12,381	12,118
Chevron Corp.	3.326%	11/17/25	10,920	10,838
Chevron Corp.	2.954%	5/16/26	30,865	29,612
Cimarex Energy Co.	4.375%	6/1/24	12,503	12,970
Cimarex Energy Co.	3.900%	5/15/27	11,050	10,814
Columbia Pipeline Group Inc.	4.500%	6/1/25	14,683	15,086
Concho Resources Inc.	4.375%	1/15/25	3,150	3,221
Concho Resources Inc.	3.750%	10/1/27	17,265	16,747
ConocoPhillips Co.	3.350%	11/15/24	18,215	18,098
ConocoPhillips Co.	3.350%	5/15/25	1,528	1,518
ConocoPhillips Co.	4.950%	3/15/26	21,966	23,815
Devon Energy Corp.	5.850%	12/15/25	6,875	7,806
Dominion Energy Gas Holdings LLC	3.550%	11/1/23	3,075	3,040
Dominion Energy Gas Holdings LLC	3.600%	12/15/24	5,775	5,758
Enable Midstream Partners LP	3.900%	5/15/24	4,200	4,109
Enable Midstream Partners LP	4.400%	3/15/27	10,920	10,746
Enbridge Energy Partners LP	5.875%	10/15/25	5,750	6,381
Enbridge Inc.	4.000%	10/1/23	4,505	4,575
Enbridge Inc.	3.500%	6/10/24	7,334	7,192
Enbridge Inc.	4.250%	12/1/26	14,625	14,744
Enbridge Inc.	3.700%	7/15/27	11,032	10,701
Energy Transfer LP	4.900%	2/1/24	3,840	3,972
Energy Transfer LP	4.050%	3/15/25	15,310	15,027
Energy Transfer LP	4.750%	1/15/26	18,980	19,281
Energy Transfer LP	4.200%	4/15/27	6,454	6,274
EnLink Midstream Partners LP	4.400%	4/1/24	11,212	11,259
EnLink Midstream Partners LP	4.150%	6/1/25	8,595	8,407
EnLink Midstream Partners LP	4.850%	7/15/26	5,440	5,539
Enterprise Products Operating LLC	3.350%	3/15/23	24,417	24,228
Enterprise Products Operating LLC	3.900%	2/15/24	6,554	6,655
Enterprise Products Operating LLC	3.750%	2/15/25	15,378	15,398
Enterprise Products Operating LLC	3.700%	2/15/26	13,573	13,519
Enterprise Products Operating LLC	3.950%	2/15/27	4,934	4,979
1 Enterprise Products Operating LLC	5.250%	8/16/77	9,000	8,669
1 Enterprise Products Operating LLC	5.375%	2/15/78	7,500	7,241
EOG Resources Inc.	2.625%	3/15/23	12,878	12,432

57

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EOG Resources Inc.	3.150%	4/1/25	4,301	4,116
EOG Resources Inc.	4.150%	1/15/26	12,934	13,321
EQT Corp.	3.900%	10/1/27	18,885	18,028
EQT Midstream Partners LP	4.000%	8/1/24	4,230	4,139
EQT Midstream Partners LP	4.125%	12/1/26	7,500	7,199
Exxon Mobil Corp.	2.726%	3/1/23	22,612	22,297
Exxon Mobil Corp.	3.176%	3/15/24	6,563	6,576
Exxon Mobil Corp.	2.709%	3/6/25	24,445	23,393
Exxon Mobil Corp.	3.043%	3/1/26	33,614	32,741
Halliburton Co.	3.500%	8/1/23	10,629	10,677
Halliburton Co.	3.800%	11/15/25	31,443	31,467
Helmerich & Payne International Drilling Co.	4.650%	3/15/25	6,050	6,243
Hess Corp.	3.500%	7/15/24	3,200	3,102
Hess Corp.	4.300%	4/1/27	17,067	16,705
HollyFrontier Corp.	5.875%	4/1/26	12,009	12,941
Husky Energy Inc.	4.000%	4/15/24	10,289	10,424
Kerr-McGee Corp.	6.950%	7/1/24	6,416	7,415
Kinder Morgan Energy Partners LP	3.500%	9/1/23	10,800	10,605
Kinder Morgan Energy Partners LP	4.150%	2/1/24	7,687	7,740
Kinder Morgan Energy Partners LP	4.300%	5/1/24	10,623	10,790
Kinder Morgan Energy Partners LP	4.250%	9/1/24	9,652	9,757
Kinder Morgan Inc.	4.300%	6/1/25	21,380	21,554
Magellan Midstream Partners LP	5.000%	3/1/26	7,402	8,000
Marathon Oil Corp.	3.850%	6/1/25	16,639	16,485
Marathon Oil Corp.	4.400%	7/15/27	11,410	11,596
Marathon Petroleum Corp.	3.625%	9/15/24	9,304	9,286
MPLX LP	4.500%	7/15/23	21,566	22,204
MPLX LP	4.875%	12/1/24	22,323	23,618
MPLX LP	4.000%	2/15/25	6,820	6,809
MPLX LP	4.875%	6/1/25	19,070	19,976
MPLX LP	4.125%	3/1/27	9,856	9,766
MPLX LP	4.000%	3/15/28	5,000	4,915
National Fuel Gas Co.	3.750%	3/1/23	6,225	6,183
National Fuel Gas Co.	5.200%	7/15/25	5,500	5,803
National Fuel Gas Co.	3.950%	9/15/27	5,250	5,029
Noble Energy Inc.	3.900%	11/15/24	8,041	8,074
Noble Energy Inc.	3.850%	1/15/28	2,675	2,626
Occidental Petroleum Corp.	3.500%	6/15/25	9,270	9,218
Occidental Petroleum Corp.	3.400%	4/15/26	17,276	17,037
Occidental Petroleum Corp.	3.000%	2/15/27	6,977	6,650
ONEOK Inc.	7.500%	9/1/23	10,615	12,462
ONEOK Inc.	4.000%	7/13/27	3,250	3,203
ONEOK Partners LP	5.000%	9/15/23	4,955	5,237
ONEOK Partners LP	4.900%	3/15/25	6,034	6,340
2 Patterson-UTI Energy Inc.	3.950%	2/1/28	2,525	2,437
Phillips 66	3.900%	3/15/28	4,100	4,091
Phillips 66 Partners LP	3.605%	2/15/25	6,495	6,380
Phillips 66 Partners LP	3.550%	10/1/26	5,225	5,005
Pioneer Natural Resources Co.	4.450%	1/15/26	5,730	5,935
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	8,003	7,878
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	7,574	7,224
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	15,736	15,868
Plains All American Pipeline LP / PAA Finance Corp.	4.500%	12/15/26	10,810	10,726
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	9,525	9,680
Sabine Pass Liquefaction LLC	5.625%	4/15/23	21,965	23,503
Sabine Pass Liquefaction LLC	5.750%	5/15/24	34,094	36,907
Sabine Pass Liquefaction LLC	5.625%	3/1/25	28,426	30,522
Sabine Pass Liquefaction LLC	5.875%	6/30/26	16,703	18,248
Sabine Pass Liquefaction LLC	5.000%	3/15/27	16,390	16,984
Schlumberger Investment SA	3.650%	12/1/23	22,060	22,492
Shell International Finance BV	3.400%	8/12/23	15,884	16,035
Shell International Finance BV	3.250%	5/11/25	35,198	34,757
Shell International Finance BV	2.875%	5/10/26	24,544	23,506

58

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	2.500%	9/12/26	17,132	15,929
Spectra Energy Capital LLC	3.300%	3/15/23	3,425	3,492
Spectra Energy Partners LP	4.750%	3/15/24	15,347	16,128
Spectra Energy Partners LP	3.500%	3/15/25	6,800	6,598
Spectra Energy Partners LP	3.375%	10/15/26	7,018	6,682
Suncor Energy Inc.	3.600%	12/1/24	9,005	8,964
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	11,498	11,534
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	7,485	8,136
Sunoco Logistics Partners Operations LP	3.900%	7/15/26	2,690	2,572
Sunoco Logistics Partners Operations LP	4.000%	10/1/27	4,700	4,485
TC PipeLines LP	4.375%	3/13/25	575	582
TC PipeLines LP	3.900%	5/25/27	8,015	7,756
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	950	1,112
Tosco Corp.	7.800%	1/1/27	1,148	1,479
Total Capital Canada Ltd.	2.750%	7/15/23	22,728	22,295
Total Capital International SA	3.700%	1/15/24	15,227	15,543
Total Capital International SA	3.750%	4/10/24	11,454	11,719
TransCanada PipeLines Ltd.	3.750%	10/16/23	12,884	13,173
TransCanada PipeLines Ltd.	4.875%	1/15/26	7,934	8,589
Transcontinental Gas Pipe Line Co. LLC	7.850%	2/1/26	8,130	10,105
Valero Energy Corp.	3.650%	3/15/25	7,619	7,568
Valero Energy Corp.	3.400%	9/15/26	17,036	16,258
Valero Energy Partners LP	4.375%	12/15/26	7,240	7,338
Western Gas Partners LP	3.950%	6/1/25	8,706	8,508
Western Gas Partners LP	4.650%	7/1/26	4,917	5,002
Western Gas Partners LP	4.500%	3/1/28	1,800	1,810
Williams Partners LP	4.500%	11/15/23	6,381	6,585
Williams Partners LP	4.300%	3/4/24	11,237	11,483
Williams Partners LP	3.900%	1/15/25	13,360	13,242
Williams Partners LP	4.000%	9/15/25	16,242	16,160
Williams Partners LP	3.750%	6/15/27	20,245	19,613
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	10,093	10,553
Other Industrial (0.3%)
American Homes 4 Rent LP	4.250%	2/15/28	6,680	6,580
CBRE Services Inc.	5.000%	3/15/23	4,601	4,716
CBRE Services Inc.	5.250%	3/15/25	5,170	5,524
CBRE Services Inc.	4.875%	3/1/26	9,095	9,560
Cintas Corp. No 2	3.700%	4/1/27	10,700	10,685
Fluor Corp.	3.500%	12/15/24	7,225	7,243
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	11,427	11,652
Technology (9.9%)
Adobe Systems Inc.	3.250%	2/1/25	14,094	13,966
Alphabet Inc.	3.375%	2/25/24	18,250	18,593
Alphabet Inc.	1.998%	8/15/26	17,189	15,576
Altera Corp.	4.100%	11/15/23	5,400	5,660
Amphenol Corp.	3.200%	4/1/24	3,760	3,679
Analog Devices Inc.	2.875%	6/1/23	6,450	6,286
Analog Devices Inc.	3.125%	12/5/23	6,757	6,626
Analog Devices Inc.	3.900%	12/15/25	9,858	9,958
Analog Devices Inc.	3.500%	12/5/26	11,496	11,209
4 Apple Inc.	2.400%	5/3/23	73,203	70,844
Apple Inc.	3.000%	2/9/24	24,363	23,999
Apple Inc.	3.450%	5/6/24	33,803	33,992
Apple Inc.	2.850%	5/11/24	26,477	25,787
Apple Inc.	2.750%	1/13/25	22,498	21,584
Apple Inc.	2.500%	2/9/25	19,888	18,793
Apple Inc.	3.200%	5/13/25	28,147	27,793
Apple Inc.	3.250%	2/23/26	43,587	42,811
Apple Inc.	2.450%	8/4/26	30,764	28,408
Apple Inc.	3.350%	2/9/27	31,251	30,804
Apple Inc.	3.200%	5/11/27	26,530	25,790
Apple Inc.	3.000%	6/20/27	12,200	11,683
Apple Inc.	2.900%	9/12/27	26,557	25,135

59

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	3.000%	11/13/27	24,558	23,481
Applied Materials Inc.	3.900%	10/1/25	9,612	9,880
Applied Materials Inc.	3.300%	4/1/27	17,515	17,087
Arrow Electronics Inc.	4.500%	3/1/23	2,425	2,493
Arrow Electronics Inc.	3.250%	9/8/24	7,369	7,053
Arrow Electronics Inc.	4.000%	4/1/25	8,420	8,357
Arrow Electronics Inc.	3.875%	1/12/28	4,515	4,384
Autodesk Inc.	4.375%	6/15/25	5,285	5,403
Autodesk Inc.	3.500%	6/15/27	5,800	5,525
Avnet Inc.	4.625%	4/15/26	7,950	7,969
Baidu Inc.	4.125%	6/30/25	4,585	4,622
Baidu Inc.	3.625%	7/6/27	9,775	9,345
Broadcom Corp.	2.500%	8/15/22	500	471
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	33,423	32,586
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.125%	1/15/25	20,120	18,990
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.875%	1/15/27	72,123	69,273
Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.500%	1/15/28	6,850	6,324
Broadridge Financial Solutions Inc.	3.400%	6/27/26	4,998	4,798
CA Inc.	4.700%	3/15/27	4,550	4,635
Cadence Design Systems Inc.	4.375%	10/15/24	1,575	1,626
Cisco Systems Inc.	2.600%	2/28/23	7,890	7,700
Cisco Systems Inc.	2.200%	9/20/23	12,166	11,594
Cisco Systems Inc.	3.625%	3/4/24	18,875	19,291
Cisco Systems Inc.	2.950%	2/28/26	10,478	10,125
Cisco Systems Inc.	2.500%	9/20/26	19,016	17,731
Citrix Systems Inc.	4.500%	12/1/27	10,435	10,344
2 Dell International LLC / EMC Corp.	5.450%	6/15/23	51,745	54,605
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	62,946	67,350
DXC Technology Co.	4.250%	4/15/24	9,191	9,395
DXC Technology Co.	4.750%	4/15/27	8,150	8,413
Fidelity National Information Services Inc.	3.500%	4/15/23	12,376	12,400
Fidelity National Information Services Inc.	3.875%	6/5/24	2,864	2,913
Fidelity National Information Services Inc.	5.000%	10/15/25	9,619	10,312
Fidelity National Information Services Inc.	3.000%	8/15/26	24,181	22,547
Fiserv Inc.	3.850%	6/1/25	11,350	11,444
Flex Ltd.	4.750%	6/15/25	7,295	7,601
Google Inc.	3.375%	2/25/24	—	—
Hewlett Packard Enterprise Co.	4.900%	10/15/25	35,062	36,351
IBM Credit LLC	3.000%	2/6/23	5,000	4,960
Intel Corp.	2.875%	5/11/24	23,400	22,809
Intel Corp.	3.700%	7/29/25	31,743	32,387
Intel Corp.	2.600%	5/19/26	12,737	11,987
Intel Corp.	3.150%	5/11/27	14,732	14,388
International Business Machines Corp.	3.375%	8/1/23	20,147	20,292
International Business Machines Corp.	3.625%	2/12/24	29,144	29,685
International Business Machines Corp.	7.000%	10/30/25	6,598	8,184
International Business Machines Corp.	3.450%	2/19/26	17,194	17,232
International Business Machines Corp.	3.300%	1/27/27	6,240	6,160
International Business Machines Corp.	6.220%	8/1/27	2,101	2,526
International Business Machines Corp.	6.500%	1/15/28	2,075	2,587
Jabil Inc.	3.950%	1/12/28	7,050	6,772
Juniper Networks Inc.	4.500%	3/15/24	5,962	6,114
Juniper Networks Inc.	4.350%	6/15/25	2,270	2,283
Keysight Technologies Inc.	4.550%	10/30/24	6,650	6,870
Keysight Technologies Inc.	4.600%	4/6/27	8,350	8,589
KLA-Tencor Corp.	4.650%	11/1/24	17,934	18,846
Lam Research Corp.	3.800%	3/15/25	6,918	7,026
Maxim Integrated Products Inc.	3.375%	3/15/23	4,512	4,470
Maxim Integrated Products Inc.	3.450%	6/15/27	8,625	8,313
Microsoft Corp.	2.375%	5/1/23	17,682	17,133
Microsoft Corp.	2.000%	8/8/23	26,735	25,289
Microsoft Corp.	3.625%	12/15/23	17,412	17,884
Microsoft Corp.	2.875%	2/6/24	32,032	31,527
Microsoft Corp.	2.700%	2/12/25	32,998	31,842

60

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	3.125%	11/3/25	31,507	31,077
Microsoft Corp.	2.400%	8/8/26	56,752	52,550
Microsoft Corp.	3.300%	2/6/27	56,602	56,091
Motorola Solutions Inc.	3.500%	3/1/23	8,699	8,535
Motorola Solutions Inc.	4.000%	9/1/24	10,096	10,063
Motorola Solutions Inc.	4.600%	2/23/28	10,000	9,994
NetApp Inc.	3.300%	9/29/24	5,570	5,429
NVIDIA Corp.	3.200%	9/16/26	13,601	13,177
Oracle Corp.	3.625%	7/15/23	13,356	13,635
Oracle Corp.	2.400%	9/15/23	39,503	37,759
Oracle Corp.	3.400%	7/8/24	27,530	27,594
Oracle Corp.	2.950%	11/15/24	34,067	33,038
Oracle Corp.	2.950%	5/15/25	29,832	28,854
Oracle Corp.	2.650%	7/15/26	40,568	37,865
Oracle Corp.	3.250%	11/15/27	38,075	36,875
Pitney Bowes Inc.	4.700%	4/1/23	5,055	4,748
Pitney Bowes Inc.	4.625%	3/15/24	3,572	3,339
QUALCOMM Inc.	2.900%	5/20/24	20,292	19,193
QUALCOMM Inc.	3.450%	5/20/25	28,066	27,195
QUALCOMM Inc.	3.250%	5/20/27	26,925	25,206
Seagate HDD Cayman	4.750%	6/1/23	10,407	10,459
2 Seagate HDD Cayman	4.875%	3/1/24	7,665	7,665
Seagate HDD Cayman	4.750%	1/1/25	14,181	13,756
Seagate HDD Cayman	4.875%	6/1/27	9,800	9,384
Tech Data Corp.	4.950%	2/15/27	7,161	7,349
Texas Instruments Inc.	2.250%	5/1/23	2,685	2,566
Texas Instruments Inc.	2.625%	5/15/24	6,671	6,421
Texas Instruments Inc.	2.900%	11/3/27	4,385	4,196
Total System Services Inc.	3.750%	6/1/23	8,333	8,290
Total System Services Inc.	4.800%	4/1/26	11,929	12,508
Trimble Navigation Ltd.	4.750%	12/1/24	5,475	5,739
Tyco Electronics Group SA	3.450%	8/1/24	5,461	5,493
Tyco Electronics Group SA	3.700%	2/15/26	4,265	4,295
Tyco Electronics Group SA	3.125%	8/15/27	6,350	6,126
Verisk Analytics Inc.	4.000%	6/15/25	13,079	13,154
VMware Inc.	3.900%	8/21/27	19,567	18,557
Xerox Corp.	3.625%	3/15/23	18,085	17,594
Xilinx Inc.	2.950%	6/1/24	10,412	10,043
Transportation (2.0%)
1 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	3,372	3,421
1 American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	5,586	5,536
1 American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	12,060	11,719
1 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	1,833	1,809
1 American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	3,182	3,153
1 American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	2,483	2,451
1 American Airlines 2017-1B Class B Pass Through Trust	4.950%	2/15/25	1,938	1,997
1 BNSF Funding Trust I	6.613%	12/15/55	1,890	2,158
Burlington Northern Santa Fe LLC	3.000%	3/15/23	14,444	14,345
Burlington Northern Santa Fe LLC	3.850%	9/1/23	14,376	14,830
Burlington Northern Santa Fe LLC	3.750%	4/1/24	12,100	12,412
Burlington Northern Santa Fe LLC	3.400%	9/1/24	7,492	7,545
Burlington Northern Santa Fe LLC	3.000%	4/1/25	10,294	10,032
Burlington Northern Santa Fe LLC	3.650%	9/1/25	8,350	8,461
Burlington Northern Santa Fe LLC	7.000%	12/15/25	2,901	3,559
Burlington Northern Santa Fe LLC	3.250%	6/15/27	6,260	6,147
Canadian National Railway Co.	2.950%	11/21/24	5,983	5,883
Canadian National Railway Co.	2.750%	3/1/26	2,643	2,522
Canadian Pacific Railway Co.	4.450%	3/15/23	3,390	3,551
Canadian Pacific Railway Co.	2.900%	2/1/25	15,038	14,438
1 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	8,050	8,223
1 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	5,602	5,689
CSX Corp.	3.700%	11/1/23	1,975	2,003
CSX Corp.	3.400%	8/1/24	9,417	9,375

61

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CSX Corp.	3.350%	11/1/25	7,960	7,766
CSX Corp.	2.600%	11/1/26	10,563	9,651
CSX Corp.	3.250%	6/1/27	12,361	11,753
CSX Corp.	3.800%	3/1/28	7,000	6,967
1 CSX Transportation Inc.	6.251%	1/15/23	28	31
1 Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	335	333
FedEx Corp.	2.700%	4/15/23	1,700	1,645
FedEx Corp.	4.000%	1/15/24	6,067	6,260
FedEx Corp.	3.200%	2/1/25	9,313	9,116
FedEx Corp.	3.250%	4/1/26	12,774	12,438
FedEx Corp.	3.300%	3/15/27	4,220	4,098
FedEx Corp.	3.400%	2/15/28	5,900	5,731
Kansas City Southern	3.000%	5/15/23	6,294	6,093
Kirby Corp.	4.200%	3/1/28	5,450	5,420
1 Latam Airlines 2015-1 Pass Through Trust A	4.200%	8/15/29	3,757	3,719
Norfolk Southern Corp.	3.850%	1/15/24	2,930	3,005
Norfolk Southern Corp.	5.590%	5/17/25	3,270	3,676
Norfolk Southern Corp.	2.900%	6/15/26	8,775	8,285
Norfolk Southern Corp.	7.800%	5/15/27	3,692	4,824
Norfolk Southern Corp.	3.150%	6/1/27	8,722	8,350
Ryder System Inc.	3.400%	3/1/23	5,000	4,996
Southwest Airlines Co.	3.000%	11/15/26	3,500	3,297
Southwest Airlines Co.	3.450%	11/16/27	3,900	3,797
1 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,018	1,093
Trinity Industries Inc.	4.550%	10/1/24	3,265	3,251
Union Pacific Corp.	2.750%	4/15/23	2,740	2,684
Union Pacific Corp.	3.646%	2/15/24	7,635	7,814
Union Pacific Corp.	3.750%	3/15/24	6,305	6,473
Union Pacific Corp.	3.250%	1/15/25	4,357	4,331
Union Pacific Corp.	3.250%	8/15/25	6,829	6,776
Union Pacific Corp.	2.750%	3/1/26	9,838	9,368
Union Pacific Corp.	3.000%	4/15/27	8,647	8,346
1 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	6,516	6,687
1 United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	8,001	8,101
1 United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	7,937	7,950
1 United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	3,710	3,639
United Parcel Service Inc.	2.500%	4/1/23	12,725	12,295
United Parcel Service Inc.	2.800%	11/15/24	10,833	10,487
United Parcel Service Inc.	2.400%	11/15/26	8,617	7,912
United Parcel Service Inc.	3.050%	11/15/27	12,730	12,165
1 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	854	929
1 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	2,743	2,767
1 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,839	1,913
				11,889,668
Utilities (5.1%)
Electric (4.6%)
AEP Transmission Co. LLC	3.100%	12/1/26	6,125	5,911
Alabama Power Co.	3.550%	12/1/23	6,075	6,151
Ameren Corp.	3.650%	2/15/26	4,150	4,103
Ameren Illinois Co.	3.250%	3/1/25	4,247	4,200
American Electric Power Co. Inc.	3.200%	11/13/27	6,750	6,441
Appalachian Power Co.	3.400%	6/1/25	1,275	1,266
Appalachian Power Co.	3.300%	6/1/27	3,500	3,405
Arizona Public Service Co.	3.150%	5/15/25	4,070	3,985
Arizona Public Service Co.	2.950%	9/15/27	4,125	3,898
Avangrid Inc.	3.150%	12/1/24	8,125	7,889
Baltimore Gas & Electric Co.	3.350%	7/1/23	3,725	3,736
Baltimore Gas & Electric Co.	2.400%	8/15/26	2,900	2,665
Berkshire Hathaway Energy Co.	3.750%	11/15/23	10,555	10,762
Berkshire Hathaway Energy Co.	3.500%	2/1/25	5,225	5,232
Black Hills Corp.	4.250%	11/30/23	1,050	1,085
Black Hills Corp.	3.950%	1/15/26	8,720	8,827
Black Hills Corp.	3.150%	1/15/27	3,750	3,544

62

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	940	863
CenterPoint Energy Houston Electric LLC	3.000%	2/1/27	3,351	3,204
Cleco Corporate Holdings LLC	3.743%	5/1/26	8,416	8,035
Cleveland Electric Illuminating Co.	5.500%	8/15/24	2,900	3,215
CMS Energy Corp.	3.000%	5/15/26	3,380	3,219
CMS Energy Corp.	3.450%	8/15/27	775	756
Commonwealth Edison Co.	2.550%	6/15/26	6,370	5,939
Commonwealth Edison Co.	2.950%	8/15/27	2,880	2,745
Connecticut Light & Power Co.	3.200%	3/15/27	5,750	5,614
Consolidated Edison Co. of New York Inc.	3.125%	11/15/27	4,500	4,356
Consumers Energy Co.	3.375%	8/15/23	3,620	3,654
Delmarva Power & Light Co.	3.500%	11/15/23	4,674	4,725
Dominion Energy Inc.	3.625%	12/1/24	4,807	4,786
Dominion Energy Inc.	3.900%	10/1/25	9,927	10,000
Dominion Energy Inc.	2.850%	8/15/26	7,050	6,566
1 Dominion Energy Inc.	5.750%	10/1/54	4,975	5,291
DTE Electric Co.	3.650%	3/15/24	9,725	10,002
DTE Electric Co.	3.375%	3/1/25	3,661	3,656
DTE Energy Co.	3.850%	12/1/23	3,425	3,492
DTE Energy Co.	3.500%	6/1/24	5,550	5,526
DTE Energy Co.	2.850%	10/1/26	8,555	7,960
DTE Energy Co.	3.800%	3/15/27	5,400	5,397
Duke Energy Carolinas LLC	2.500%	3/15/23	5,829	5,628
Duke Energy Carolinas LLC	3.050%	3/15/23	7,000	6,968
Duke Energy Carolinas LLC	2.950%	12/1/26	7,690	7,358
Duke Energy Corp.	3.950%	10/15/23	4,700	4,822
Duke Energy Corp.	3.750%	4/15/24	15,542	15,704
Duke Energy Corp.	2.650%	9/1/26	19,251	17,633
Duke Energy Corp.	3.150%	8/15/27	9,275	8,780
Duke Energy Florida LLC	3.200%	1/15/27	7,870	7,663
Duke Energy Ohio Inc.	3.800%	9/1/23	6,611	6,756
Duke Energy Progress LLC	3.250%	8/15/25	7,173	7,085
Edison International	2.950%	3/15/23	2,711	2,642
Emera US Finance LP	3.550%	6/15/26	14,491	13,908
Enel Americas SA	4.000%	10/25/26	2,405	2,376
Enel Generacion Chile SA	4.250%	4/15/24	2,400	2,436
Entergy Arkansas Inc.	3.700%	6/1/24	3,375	3,437
Entergy Arkansas Inc.	3.500%	4/1/26	9,584	9,572
Entergy Corp.	2.950%	9/1/26	9,525	8,963
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,799	3,156
Entergy Louisiana LLC	4.050%	9/1/23	5,150	5,309
Entergy Louisiana LLC	5.400%	11/1/24	3,815	4,195
Entergy Louisiana LLC	2.400%	10/1/26	10,505	9,620
Entergy Louisiana LLC	3.120%	9/1/27	8,320	8,022
Eversource Energy	2.800%	5/1/23	5,200	5,042
Eversource Energy	2.900%	10/1/24	8,550	8,207
Eversource Energy	3.150%	1/15/25	3,429	3,338
Eversource Energy	3.300%	1/15/28	6,200	5,977
Exelon Corp.	3.950%	6/15/25	21,170	21,332
Exelon Corp.	3.400%	4/15/26	12,377	12,035
FirstEnergy Corp.	4.250%	3/15/23	16,619	17,083
FirstEnergy Corp.	3.900%	7/15/27	22,222	21,984
Florida Power & Light Co.	2.750%	6/1/23	2,550	2,494
Florida Power & Light Co.	3.250%	6/1/24	6,570	6,600
Florida Power & Light Co.	3.125%	12/1/25	9,856	9,720
Fortis Inc.	3.055%	10/4/26	29,005	26,973
Georgia Power Co.	3.250%	4/1/26	4,650	4,493
Georgia Power Co.	3.250%	3/30/27	4,558	4,426
Gulf Power Co.	3.300%	5/30/27	4,225	4,094
Interstate Power & Light Co.	3.250%	12/1/24	7,800	7,684
ITC Holdings Corp.	3.650%	6/15/24	4,045	4,072
ITC Holdings Corp.	3.250%	6/30/26	6,612	6,360
2 ITC Holdings Corp.	3.350%	11/15/27	9,175	8,815
Kansas City Power & Light Co.	3.150%	3/15/23	6,220	6,169

63

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kansas City Power & Light Co.	3.650%	8/15/25	400	398
Louisville Gas & Electric Co.	3.300%	10/1/25	4,075	4,014
MidAmerican Energy Co.	3.500%	10/15/24	6,415	6,514
MidAmerican Energy Co.	3.100%	5/1/27	4,400	4,250
National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	4,975	5,009
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	10,705	10,488
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	6,310	6,065
National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	6,178	6,092
National Rural Utilities Cooperative Finance Corp.	3.050%	4/25/27	4,000	3,847
National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	5,000	4,912
1 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,850	1,895
1 National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	3,125	3,281
NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	18,150	17,749
1 NextEra Energy Capital Holdings Inc.	4.800%	12/1/77	7,350	7,249
Northern States Power Co.	2.600%	5/15/23	5,185	5,054
NSTAR Electric Co.	3.200%	5/15/27	9,050	8,818
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	4,680	4,535
Pacific Gas & Electric Co.	3.250%	6/15/23	4,675	4,595
Pacific Gas & Electric Co.	3.850%	11/15/23	2,613	2,646
Pacific Gas & Electric Co.	3.750%	2/15/24	7,133	7,179
Pacific Gas & Electric Co.	3.400%	8/15/24	4,711	4,631
Pacific Gas & Electric Co.	3.500%	6/15/25	8,279	8,056
Pacific Gas & Electric Co.	2.950%	3/1/26	10,782	9,966
Pacific Gas & Electric Co.	3.300%	3/15/27	4,400	4,159
2 Pacific Gas & Electric Co.	3.300%	12/1/27	16,450	15,556
PacifiCorp	2.950%	6/1/23	4,807	4,761
PacifiCorp	3.600%	4/1/24	5,450	5,549
PECO Energy Co.	3.150%	10/15/25	1,455	1,420
Potomac Electric Power Co.	3.600%	3/15/24	3,900	3,966
PPL Capital Funding Inc.	3.400%	6/1/23	9,199	9,169
PPL Capital Funding Inc.	3.950%	3/15/24	2,363	2,412
PPL Capital Funding Inc.	3.100%	5/15/26	10,533	10,004
Public Service Co. of New Hampshire	3.500%	11/1/23	3,550	3,583
Public Service Electric & Gas Co.	2.375%	5/15/23	5,238	5,045
Public Service Electric & Gas Co.	3.000%	5/15/25	4,274	4,155
Public Service Electric & Gas Co.	2.250%	9/15/26	6,941	6,326
Public Service Electric & Gas Co.	3.000%	5/15/27	6,350	6,083
Puget Energy Inc.	3.650%	5/15/25	7,670	7,604
San Diego Gas & Electric Co.	3.600%	9/1/23	3,200	3,271
San Diego Gas & Electric Co.	2.500%	5/15/26	9,954	9,271
Scottish Power Ltd.	5.810%	3/15/25	1,760	1,962
Sierra Pacific Power Co.	2.600%	5/1/26	5,680	5,297
Southern California Edison Co.	3.500%	10/1/23	5,659	5,691
3 Southern California Edison Co.	3.650%	3/1/28	5,500	5,490
Southern Co.	2.950%	7/1/23	15,571	15,114
Southern Co.	3.250%	7/1/26	23,783	22,597
Southern Power Co.	4.150%	12/1/25	6,425	6,580
Southwestern Electric Power Co.	2.750%	10/1/26	7,800	7,266
Southwestern Public Service Co.	3.300%	6/15/24	4,050	4,032
Tucson Electric Power Co.	3.050%	3/15/25	2,750	2,647
Union Electric Co.	3.500%	4/15/24	4,400	4,436
Union Electric Co.	2.950%	6/15/27	5,700	5,467
Virginia Electric & Power Co.	2.750%	3/15/23	6,367	6,226
Virginia Electric & Power Co.	3.450%	2/15/24	2,430	2,444
Virginia Electric & Power Co.	3.100%	5/15/25	3,008	2,936
Virginia Electric & Power Co.	3.150%	1/15/26	13,333	12,980
Virginia Electric & Power Co.	2.950%	11/15/26	9,480	9,045
Virginia Electric & Power Co.	3.500%	3/15/27	14,464	14,345
WEC Energy Group Inc.	3.550%	6/15/25	5,156	5,143
Westar Energy Inc.	2.550%	7/1/26	5,674	5,292
Westar Energy Inc.	3.100%	4/1/27	3,357	3,231
Wisconsin Power & Light Co.	3.050%	10/15/27	3,600	3,458
Xcel Energy Inc.	3.300%	6/1/25	8,695	8,514
Xcel Energy Inc.	3.350%	12/1/26	6,305	6,151

64

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Natural Gas (0.4%)
Atmos Energy Corp.	3.000%	6/15/27	7,358	7,075
NiSource Finance Corp.	3.490%	5/15/27	12,542	12,235
ONE Gas Inc.	3.610%	2/1/24	2,004	2,025
Sempra Energy	2.900%	2/1/23	6,975	6,840
Sempra Energy	4.050%	12/1/23	7,741	7,969
Sempra Energy	3.550%	6/15/24	5,244	5,236
Sempra Energy	3.750%	11/15/25	6,538	6,521
Sempra Energy	3.250%	6/15/27	11,160	10,677
Sempra Energy	3.400%	2/1/28	5,500	5,237
Southern California Gas Co.	3.150%	9/15/24	4,350	4,330
Southern California Gas Co.	3.200%	6/15/25	1,975	1,944
Southern California Gas Co.	2.600%	6/15/26	9,060	8,454
Southern Co. Gas Capital Corp.	2.450%	10/1/23	5,816	5,529
Southern Co. Gas Capital Corp.	3.250%	6/15/26	3,075	2,933
Other Utility (0.1%)
American Water Capital Corp.	3.850%	3/1/24	3,366	3,454
American Water Capital Corp.	3.400%	3/1/25	9,480	9,453
American Water Capital Corp.	2.950%	9/1/27	7,540	7,170

				1,054,035
Total Corporate Bonds (Cost $20,674,267)				20,227,946
			Shares
Temporary Cash Investment (0.8%)
Money Market Fund (0.8%)
5 Vanguard Market Liquidity Fund (Cost $162,240)	1.601%		1,622,557	162,240
Total Investments (99.7%) (Cost $21,028,882)				20,582,629
Other Assets and Liabilities—Net (0.3%)				63,062
Net Assets (100%)				20,645,691

1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, the aggregate value of these securities was $553,751,000, representing 2.7% of net assets.

3	Security value determined using significant unobservable inputs.
4	Securities with a value of $1,529,000 have been segregated as initial margin for open futures contracts.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

65

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Corporate Bonds (98.6%)
Finance (17.0%)
Banking (9.5%)
American Express Co.	4.050%	12/3/42	1,582	1,573
Bank of America Corp.	6.110%	1/29/37	3,930	4,727
1 Bank of America Corp.	4.244%	4/24/38	4,251	4,312
Bank of America Corp.	7.750%	5/14/38	2,753	3,920
Bank of America Corp.	5.875%	2/7/42	3,429	4,288
Bank of America Corp.	5.000%	1/21/44	4,360	4,926
Bank of America Corp.	4.875%	4/1/44	2,497	2,778
Bank of America Corp.	4.750%	4/21/45	1,211	1,281
1 Bank of America Corp.	4.443%	1/20/48	2,870	2,984
1 Bank of America Corp.	3.946%	1/23/49	1,500	1,429
Bank of America NA	6.000%	10/15/36	2,567	3,185
Bank of New York Mellon Corp.	3.000%	10/30/28	378	352
Bank of New York Mellon Corp.	3.300%	8/23/29	1,375	1,302
Bank One Capital III	8.750%	9/1/30	468	656
Barclays plc	4.836%	5/9/28	3,450	3,398
Barclays plc	5.250%	8/17/45	2,565	2,758
Barclays plc	4.950%	1/10/47	2,650	2,721
Citigroup Inc.	4.125%	7/25/28	3,152	3,130
Citigroup Inc.	6.625%	6/15/32	1,928	2,373
Citigroup Inc.	6.000%	10/31/33	1,869	2,201
Citigroup Inc.	6.125%	8/25/36	1,433	1,696
1 Citigroup Inc.	3.878%	1/24/39	2,500	2,400
Citigroup Inc.	8.125%	7/15/39	3,612	5,500
Citigroup Inc.	5.875%	1/30/42	1,898	2,357
Citigroup Inc.	6.675%	9/13/43	2,290	2,993
Citigroup Inc.	5.300%	5/6/44	1,424	1,574
Citigroup Inc.	4.650%	7/30/45	2,100	2,255
Citigroup Inc.	4.750%	5/18/46	3,050	3,120
1 Citigroup Inc.	4.281%	4/24/48	1,600	1,604
Cooperatieve Rabobank UA	5.250%	5/24/41	2,545	2,986
Cooperatieve Rabobank UA	5.750%	12/1/43	3,225	3,829
Cooperatieve Rabobank UA	5.250%	8/4/45	1,669	1,852
2 Credit Suisse Group AG	4.282%	1/9/28	235	236
Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	3,302	3,507
Credit Suisse USA Inc.	7.125%	7/15/32	1,098	1,449
Fifth Third Bancorp	8.250%	3/1/38	1,717	2,483
First Republic Bank	4.375%	8/1/46	463	455
First Republic Bank	4.625%	2/13/47	1,000	1,022
Goldman Sachs Capital I	6.345%	2/15/34	2,422	2,900
1 Goldman Sachs Group Inc.	3.814%	4/23/29	4,475	4,370
Goldman Sachs Group Inc.	6.125%	2/15/33	4,324	5,205
Goldman Sachs Group Inc.	6.450%	5/1/36	1,231	1,514
Goldman Sachs Group Inc.	6.750%	10/1/37	10,410	13,130
1 Goldman Sachs Group Inc.	4.017%	10/31/38	4,735	4,575
Goldman Sachs Group Inc.	6.250%	2/1/41	5,422	6,866
Goldman Sachs Group Inc.	4.800%	7/8/44	4,051	4,329
Goldman Sachs Group Inc.	5.150%	5/22/45	3,590	3,874
Goldman Sachs Group Inc.	4.750%	10/21/45	2,173	2,298
HSBC Bank USA NA	5.875%	11/1/34	2,185	2,657
HSBC Bank USA NA	5.625%	8/15/35	1,661	1,976
HSBC Bank USA NA	7.000%	1/15/39	1,175	1,622
HSBC Holdings plc	7.625%	5/17/32	958	1,239
HSBC Holdings plc	6.500%	5/2/36	4,175	5,146
HSBC Holdings plc	6.500%	9/15/37	4,860	6,030
HSBC Holdings plc	6.800%	6/1/38	2,353	3,028
HSBC Holdings plc	6.100%	1/14/42	978	1,261
HSBC Holdings plc	5.250%	3/14/44	3,277	3,589
JPMorgan Chase & Co.	6.400%	5/15/38	4,176	5,429
1 JPMorgan Chase & Co.	3.882%	7/24/38	5,850	5,669
JPMorgan Chase & Co.	5.500%	10/15/40	2,906	3,471

66

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	5.600%	7/15/41	3,966	4,804
JPMorgan Chase & Co.	5.400%	1/6/42	2,210	2,605
JPMorgan Chase & Co.	5.625%	8/16/43	2,623	3,066
JPMorgan Chase & Co.	4.850%	2/1/44	1,870	2,066
JPMorgan Chase & Co.	4.950%	6/1/45	2,491	2,676
1 JPMorgan Chase & Co.	4.260%	2/22/48	3,920	3,924
1 JPMorgan Chase & Co.	4.032%	7/24/48	2,205	2,134
1 JPMorgan Chase & Co.	3.964%	11/15/48	3,075	2,950
1 JPMorgan Chase & Co.	3.897%	1/23/49	4,000	3,755
Lloyds Banking Group plc	5.300%	12/1/45	1,388	1,526
Lloyds Banking Group plc	4.344%	1/9/48	3,225	3,078
Morgan Stanley	7.250%	4/1/32	1,905	2,528
1 Morgan Stanley	3.971%	7/22/38	4,392	4,314
Morgan Stanley	6.375%	7/24/42	4,731	6,142
Morgan Stanley	4.300%	1/27/45	4,601	4,598
Morgan Stanley	4.375%	1/22/47	3,225	3,252
Regions Bank	6.450%	6/26/37	315	381
Regions Financial Corp.	7.375%	12/10/37	596	788
Wachovia Corp.	7.500%	4/15/35	870	1,143
Wachovia Corp.	5.500%	8/1/35	2,338	2,647
Wachovia Corp.	6.550%	10/15/35	25	30
Wells Fargo & Co.	5.375%	2/7/35	1,280	1,489
Wells Fargo & Co.	5.375%	11/2/43	4,158	4,664
Wells Fargo & Co.	5.606%	1/15/44	4,667	5,362
Wells Fargo & Co.	4.650%	11/4/44	3,502	3,559
Wells Fargo & Co.	3.900%	5/1/45	3,195	3,073
Wells Fargo & Co.	4.900%	11/17/45	3,746	3,942
Wells Fargo & Co.	4.400%	6/14/46	3,956	3,909
Wells Fargo & Co.	4.750%	12/7/46	3,483	3,586
Wells Fargo Bank NA	5.950%	8/26/36	1,545	1,896
Wells Fargo Bank NA	5.850%	2/1/37	1,288	1,570
Wells Fargo Bank NA	6.600%	1/15/38	2,263	3,003
1 Wells Fargo Capital X	5.950%	12/1/86	1,350	1,480
Brokerage (0.4%)
Brookfield Finance Inc.	4.700%	9/20/47	1,863	1,826
CME Group Inc.	5.300%	9/15/43	1,470	1,788
Invesco Finance plc	5.375%	11/30/43	268	312
Jefferies Group LLC	6.250%	1/15/36	893	981
Jefferies Group LLC	6.500%	1/20/43	708	799
Jefferies Group LLC / Jefferies Group Capital Finance
Inc.	4.150%	1/23/30	2,100	1,992
Legg Mason Inc.	5.625%	1/15/44	1,150	1,232
Raymond James Financial Inc.	4.950%	7/15/46	1,466	1,575
Finance Companies (0.7%)
GATX Corp.	3.500%	3/15/28	250	237
GATX Corp.	5.200%	3/15/44	170	185
GATX Corp.	4.500%	3/30/45	225	219
GE Capital International Funding Co. Unlimited Co.	4.418%	11/15/35	21,322	20,877
Insurance (5.7%)
ACE Capital Trust II	9.700%	4/1/30	507	743
Aetna Inc.	6.625%	6/15/36	1,258	1,607
Aetna Inc.	6.750%	12/15/37	981	1,277
Aetna Inc.	4.500%	5/15/42	802	804
Aetna Inc.	4.125%	11/15/42	763	717
Aetna Inc.	4.750%	3/15/44	550	569
Aetna Inc.	3.875%	8/15/47	1,785	1,584
Aflac Inc.	4.000%	10/15/46	738	710
Alleghany Corp.	4.900%	9/15/44	742	769
Allstate Corp.	5.350%	6/1/33	882	997
Allstate Corp.	5.550%	5/9/35	611	718
Allstate Corp.	5.950%	4/1/36	985	1,209
Allstate Corp.	4.500%	6/15/43	803	856
Allstate Corp.	4.200%	12/15/46	1,334	1,355

67

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Allstate Corp.	6.500%	5/15/67	800	953
American Financial Group Inc.	4.500%	6/15/47	683	676
American International Group Inc.	3.875%	1/15/35	3,328	3,132
American International Group Inc.	4.700%	7/10/35	1,173	1,210
American International Group Inc.	6.250%	5/1/36	570	692
American International Group Inc.	4.500%	7/16/44	3,154	3,134
American International Group Inc.	4.800%	7/10/45	2,175	2,255
American International Group Inc.	4.375%	1/15/55	1,359	1,269
1 American International Group Inc.	8.175%	5/15/68	675	909
Anthem Inc.	4.101%	3/1/28	2,500	2,501
Anthem Inc.	5.950%	12/15/34	1	1
Anthem Inc.	4.625%	5/15/42	2,656	2,700
Anthem Inc.	4.650%	1/15/43	1,490	1,534
Anthem Inc.	5.100%	1/15/44	1,270	1,369
Anthem Inc.	4.650%	8/15/44	1,200	1,224
Anthem Inc.	4.375%	12/1/47	3,700	3,614
Anthem Inc.	4.550%	3/1/48	1,300	1,299
Anthem Inc.	4.850%	8/15/54	675	683
Aon Corp.	6.250%	9/30/40	620	781
Aon plc	4.600%	6/14/44	1,040	1,071
Aon plc	4.750%	5/15/45	489	511
Arch Capital Finance LLC	5.031%	12/15/46	1,038	1,140
Arch Capital Group Ltd.	7.350%	5/1/34	375	493
Arch Capital Group US Inc.	5.144%	11/1/43	773	858
Assurant Inc.	6.750%	2/15/34	684	822
AXA Financial Inc.	7.000%	4/1/28	1,000	1,222
AXA SA	8.600%	12/15/30	1,978	2,744
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	994	1,251
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	1,738	1,850
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	983	1,033
Berkshire Hathaway Inc.	4.500%	2/11/43	1,906	2,063
2 Brighthouse Financial Inc.	4.700%	6/22/47	2,770	2,570
Chubb Corp.	6.000%	5/11/37	1,766	2,250
Chubb Corp.	6.500%	5/15/38	1,018	1,360
Chubb INA Holdings Inc.	6.700%	5/15/36	990	1,338
Chubb INA Holdings Inc.	4.150%	3/13/43	756	774
Chubb INA Holdings Inc.	4.350%	11/3/45	2,568	2,707
Cigna Corp.	5.375%	2/15/42	600	673
Cigna Corp.	3.875%	10/15/47	1,750	1,554
Cincinnati Financial Corp.	6.920%	5/15/28	788	979
Cincinnati Financial Corp.	6.125%	11/1/34	569	695
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	595	724
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	703	689
Hartford Financial Services Group Inc.	5.950%	10/15/36	379	451
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,325	1,655
Hartford Financial Services Group Inc.	4.300%	4/15/43	688	685
Humana Inc.	4.625%	12/1/42	799	809
Humana Inc.	4.950%	10/1/44	1,463	1,548
Humana Inc.	4.800%	3/15/47	850	888
Lincoln National Corp.	3.800%	3/1/28	500	496
Lincoln National Corp.	6.150%	4/7/36	714	866
Lincoln National Corp.	6.300%	10/9/37	738	909
Lincoln National Corp.	7.000%	6/15/40	713	953
Lincoln National Corp.	4.350%	3/1/48	200	199
Loews Corp.	6.000%	2/1/35	678	829
Loews Corp.	4.125%	5/15/43	698	686
Manulife Financial Corp.	5.375%	3/4/46	1,490	1,737
Markel Corp.	5.000%	4/5/46	850	907
Markel Corp.	4.300%	11/1/47	700	673
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	243	299
Marsh & McLennan Cos. Inc.	4.350%	1/30/47	1,908	1,985
Marsh & McLennan Cos. Inc.	4.200%	3/1/48	900	898
MetLife Inc.	6.500%	12/15/32	311	392
MetLife Inc.	6.375%	6/15/34	1,946	2,473

68

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MetLife Inc.	5.700%	6/15/35	2,338	2,847
MetLife Inc.	5.875%	2/6/41	839	1,023
MetLife Inc.	4.125%	8/13/42	1,493	1,480
MetLife Inc.	4.875%	11/13/43	1,840	2,000
MetLife Inc.	4.721%	12/15/44	1,097	1,185
MetLife Inc.	4.050%	3/1/45	1,920	1,858
MetLife Inc.	4.600%	5/13/46	1,724	1,810
1 MetLife Inc.	6.400%	12/15/66	2,962	3,340
1 MetLife Inc.	10.750%	8/1/69	523	851
1 Nationwide Financial Services Inc.	6.750%	5/15/87	803	886
Principal Financial Group Inc.	4.625%	9/15/42	640	663
Principal Financial Group Inc.	4.350%	5/15/43	715	718
Principal Financial Group Inc.	4.300%	11/15/46	1,200	1,196
Progressive Corp.	6.625%	3/1/29	128	158
Progressive Corp.	6.250%	12/1/32	462	581
Progressive Corp.	4.350%	4/25/44	1,075	1,121
Progressive Corp.	3.700%	1/26/45	150	142
Progressive Corp.	4.125%	4/15/47	2,350	2,367
Prudential Financial Inc.	5.750%	7/15/33	826	975
Prudential Financial Inc.	5.700%	12/14/36	1,459	1,758
Prudential Financial Inc.	6.625%	12/1/37	388	514
Prudential Financial Inc.	6.625%	6/21/40	685	908
Prudential Financial Inc.	6.200%	11/15/40	620	781
Prudential Financial Inc.	5.100%	8/15/43	516	575
Prudential Financial Inc.	4.600%	5/15/44	1,521	1,604
2 Prudential Financial Inc.	3.905%	12/7/47	1,445	1,372
2 Prudential Financial Inc.	3.935%	12/7/49	2,181	2,071
Transatlantic Holdings Inc.	8.000%	11/30/39	536	715
Travelers Cos. Inc.	6.750%	6/20/36	955	1,293
Travelers Cos. Inc.	6.250%	6/15/37	430	555
Travelers Cos. Inc.	5.350%	11/1/40	1,463	1,760
Travelers Cos. Inc.	4.600%	8/1/43	1,116	1,209
Travelers Cos. Inc.	4.300%	8/25/45	1,238	1,295
Travelers Cos. Inc.	3.750%	5/15/46	638	607
Travelers Cos. Inc.	4.000%	5/30/47	2,221	2,199
Travelers Property Casualty Corp.	6.375%	3/15/33	600	757
UnitedHealth Group Inc.	4.625%	7/15/35	3,066	3,348
UnitedHealth Group Inc.	5.800%	3/15/36	1,547	1,895
UnitedHealth Group Inc.	6.500%	6/15/37	1,440	1,897
UnitedHealth Group Inc.	6.625%	11/15/37	975	1,299
UnitedHealth Group Inc.	6.875%	2/15/38	2,436	3,318
UnitedHealth Group Inc.	5.700%	10/15/40	209	254
UnitedHealth Group Inc.	5.950%	2/15/41	148	187
UnitedHealth Group Inc.	4.625%	11/15/41	198	213
UnitedHealth Group Inc.	4.375%	3/15/42	398	417
UnitedHealth Group Inc.	3.950%	10/15/42	933	909
UnitedHealth Group Inc.	4.250%	3/15/43	1,003	1,032
UnitedHealth Group Inc.	4.750%	7/15/45	4,017	4,436
UnitedHealth Group Inc.	4.200%	1/15/47	2,250	2,279
UnitedHealth Group Inc.	4.250%	4/15/47	1,490	1,532
UnitedHealth Group Inc.	3.750%	10/15/47	1,600	1,497
Unum Group	5.750%	8/15/42	925	1,090
Voya Financial Inc.	5.700%	7/15/43	766	896
Voya Financial Inc.	4.800%	6/15/46	557	578
WR Berkley Corp.	4.750%	8/1/44	659	681
XLIT Ltd.	5.250%	12/15/43	622	684
XLIT Ltd.	5.500%	3/31/45	940	992
Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	114	116
AvalonBay Communities Inc.	3.900%	10/15/46	1,050	998
AvalonBay Communities Inc.	4.150%	7/1/47	213	210
ERP Operating LP	3.500%	3/1/28	1,400	1,376
ERP Operating LP	4.500%	7/1/44	1,395	1,454

69

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ERP Operating LP	4.500%	6/1/45	383	400
ERP Operating LP	4.000%	8/1/47	513	493
Essex Portfolio LP	4.500%	3/15/48	550	553
Federal Realty Investment Trust	4.500%	12/1/44	1,128	1,163
HCP Inc.	6.750%	2/1/41	559	708
Highwoods Realty LP	4.125%	3/15/28	700	699
Hospitality Properties Trust	4.375%	2/15/30	875	842
Kilroy Realty LP	4.250%	8/15/29	675	669
Kimco Realty Corp.	4.250%	4/1/45	838	789
Kimco Realty Corp.	4.125%	12/1/46	538	493
Kimco Realty Corp.	4.450%	9/1/47	600	576
Realty Income Corp.	4.650%	3/15/47	1,265	1,318
Regency Centers LP	4.400%	2/1/47	1,100	1,068
Simon Property Group LP	6.750%	2/1/40	846	1,121
Simon Property Group LP	4.750%	3/15/42	1,200	1,276
Simon Property Group LP	4.250%	10/1/44	988	983
Simon Property Group LP	4.250%	11/30/46	1,386	1,377
Ventas Realty LP	4.000%	3/1/28	800	794
Ventas Realty LP	5.700%	9/30/43	439	510
Ventas Realty LP	4.375%	2/1/45	388	377
Welltower Inc.	6.500%	3/15/41	479	600
				504,884
Industrial (69.7%)
Basic Industry (4.4%)
Agrium Inc.	4.125%	3/15/35	1,083	1,053
Agrium Inc.	7.125%	5/23/36	380	501
Agrium Inc.	6.125%	1/15/41	1,096	1,309
Agrium Inc.	4.900%	6/1/43	1,053	1,095
Agrium Inc.	5.250%	1/15/45	866	941
Albemarle Corp.	5.450%	12/1/44	678	743
Barrick Gold Corp.	5.250%	4/1/42	1,406	1,554
Barrick North America Finance LLC	5.700%	5/30/41	1,763	2,058
Barrick North America Finance LLC	5.750%	5/1/43	1,906	2,267
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	1,536	1,796
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	2,050	2,100
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	4,160	4,832
2 Celulosa Arauco y Constitucion SA	5.500%	11/2/47	950	970
Domtar Corp.	6.750%	2/15/44	275	308
Dow Chemical Co.	7.375%	11/1/29	1,075	1,395
Dow Chemical Co.	4.250%	10/1/34	1,621	1,626
Dow Chemical Co.	9.400%	5/15/39	1,070	1,732
Dow Chemical Co.	5.250%	11/15/41	2,155	2,372
Dow Chemical Co.	4.375%	11/15/42	3,100	3,111
Dow Chemical Co.	4.625%	10/1/44	495	509
Eastman Chemical Co.	4.800%	9/1/42	650	689
Eastman Chemical Co.	4.650%	10/15/44	2,268	2,349
Ecolab Inc.	5.500%	12/8/41	213	250
2 Ecolab Inc.	3.950%	12/1/47	1,735	1,673
EI du Pont de Nemours & Co.	4.900%	1/15/41	821	885
EI du Pont de Nemours & Co.	4.150%	2/15/43	1,845	1,811
Georgia-Pacific LLC	7.250%	6/1/28	366	469
Georgia-Pacific LLC	7.750%	11/15/29	591	805
Georgia-Pacific LLC	8.875%	5/15/31	678	1,014
Goldcorp Inc.	5.450%	6/9/44	783	878
International Flavors & Fragrances Inc.	4.375%	6/1/47	1,065	1,055
International Paper Co.	5.000%	9/15/35	788	856
International Paper Co.	7.300%	11/15/39	1,334	1,783
International Paper Co.	6.000%	11/15/41	405	484
International Paper Co.	4.800%	6/15/44	530	550
International Paper Co.	5.150%	5/15/46	1,410	1,540
International Paper Co.	4.400%	8/15/47	3,090	3,041
International Paper Co.	4.350%	8/15/48	2,675	2,606
Lubrizol Corp.	6.500%	10/1/34	403	518

70

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
LYB International Finance BV	5.250%	7/15/43	975	1,068
LYB International Finance BV	4.875%	3/15/44	1,740	1,829
LyondellBasell Industries NV	4.625%	2/26/55	2,087	2,050
Meadwestvaco Corp.	7.950%	2/15/31	798	1,071
Methanex Corp.	5.650%	12/1/44	539	545
Monsanto Co.	4.200%	7/15/34	1,096	1,089
Monsanto Co.	5.875%	4/15/38	555	640
Monsanto Co.	3.600%	7/15/42	665	576
Monsanto Co.	4.650%	11/15/43	126	129
Monsanto Co.	4.400%	7/15/44	300	296
Monsanto Co.	3.950%	4/15/45	1,475	1,377
Monsanto Co.	4.700%	7/15/64	1,045	1,035
Mosaic Co.	5.450%	11/15/33	988	1,045
Mosaic Co.	4.875%	11/15/41	205	197
Mosaic Co.	5.625%	11/15/43	1,491	1,560
Newmont Mining Corp.	5.875%	4/1/35	687	805
Newmont Mining Corp.	6.250%	10/1/39	1,317	1,605
Newmont Mining Corp.	4.875%	3/15/42	2,695	2,848
Nucor Corp.	6.400%	12/1/37	1,243	1,578
Nucor Corp.	5.200%	8/1/43	1,170	1,347
Placer Dome Inc.	6.450%	10/15/35	234	288
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,261	1,471
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	410	469
Praxair Inc.	3.550%	11/7/42	1,133	1,081
Rio Tinto Alcan Inc.	7.250%	3/15/31	843	1,083
Rio Tinto Alcan Inc.	6.125%	12/15/33	569	701
Rio Tinto Alcan Inc.	5.750%	6/1/35	810	977
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	764	980
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	2,137	2,497
Rio Tinto Finance USA plc	4.750%	3/22/42	840	927
Rio Tinto Finance USA plc	4.125%	8/21/42	2,483	2,524
Rohm & Haas Co.	7.850%	7/15/29	1,190	1,587
RPM International Inc.	5.250%	6/1/45	513	553
RPM International Inc.	4.250%	1/15/48	750	700
Sherwin-Williams Co.	4.000%	12/15/42	354	331
Sherwin-Williams Co.	4.550%	8/1/45	713	723
Sherwin-Williams Co.	4.500%	6/1/47	2,065	2,071
Southern Copper Corp.	7.500%	7/27/35	2,696	3,527
Southern Copper Corp.	6.750%	4/16/40	2,465	3,086
Southern Copper Corp.	5.250%	11/8/42	1,365	1,454
Southern Copper Corp.	5.875%	4/23/45	2,495	2,853
Syngenta Finance NV	4.375%	3/28/42	225	184
Vale Canada Ltd.	7.200%	9/15/32	510	580
Vale Overseas Ltd.	8.250%	1/17/34	708	918
Vale Overseas Ltd.	6.875%	11/21/36	5,283	6,353
Vale Overseas Ltd.	6.875%	11/10/39	3,452	4,173
Vale SA	5.625%	9/11/42	3,575	3,848
Westlake Chemical Corp.	5.000%	8/15/46	1,263	1,320
Westlake Chemical Corp.	4.375%	11/15/47	1,250	1,204
Westrock MWV LLC	8.200%	1/15/30	676	911
Weyerhaeuser Co.	7.375%	3/15/32	1,729	2,270
Weyerhaeuser Co.	6.875%	12/15/33	625	800
Capital Goods (5.1%)
3M Co.	3.875%	6/15/44	390	388
3M Co.	3.125%	9/19/46	1,025	896
3M Co.	3.625%	10/15/47	1,900	1,833
3 ABB Finance USA Inc.	4.375%	5/8/42	1,159	1,206
Boeing Co.	3.250%	3/1/28	1,000	988
Boeing Co.	6.125%	2/15/33	451	573
Boeing Co.	3.300%	3/1/35	70	65
Boeing Co.	6.625%	2/15/38	298	406
Boeing Co.	3.550%	3/1/38	750	723
Boeing Co.	6.875%	3/15/39	958	1,362

71

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	5.875%	2/15/40	721	912
Boeing Co.	3.375%	6/15/46	1,053	955
Boeing Co.	3.650%	3/1/47	635	600
Boeing Co.	3.625%	3/1/48	650	617
Caterpillar Inc.	5.300%	9/15/35	648	762
Caterpillar Inc.	6.050%	8/15/36	573	729
Caterpillar Inc.	5.200%	5/27/41	889	1,063
Caterpillar Inc.	3.803%	8/15/42	4,340	4,320
Caterpillar Inc.	4.300%	5/15/44	570	616
Caterpillar Inc.	4.750%	5/15/64	894	994
Crane Co.	4.200%	3/15/48	750	735
Deere & Co.	5.375%	10/16/29	327	381
Deere & Co.	8.100%	5/15/30	204	284
Deere & Co.	7.125%	3/3/31	313	417
Deere & Co.	3.900%	6/9/42	2,893	2,956
Dover Corp.	5.375%	10/15/35	500	572
Dover Corp.	6.600%	3/15/38	125	160
Dover Corp.	5.375%	3/1/41	436	504
Eaton Corp.	4.000%	11/2/32	955	947
Eaton Corp.	4.150%	11/2/42	1,775	1,749
Eaton Corp.	3.915%	9/15/47	623	587
Emerson Electric Co.	5.250%	11/15/39	115	132
Fortive Corp.	4.300%	6/15/46	825	827
General Dynamics Corp.	3.600%	11/15/42	582	552
General Electric Co.	6.750%	3/15/32	5,675	7,032
General Electric Co.	6.150%	8/7/37	2,319	2,760
General Electric Co.	5.875%	1/14/38	5,753	6,731
General Electric Co.	6.875%	1/10/39	3,400	4,408
General Electric Co.	4.125%	10/9/42	3,705	3,449
General Electric Co.	4.500%	3/11/44	4,195	4,153
Harris Corp.	4.854%	4/27/35	1,319	1,406
Harris Corp.	6.150%	12/15/40	548	668
Harris Corp.	5.054%	4/27/45	473	516
Honeywell International Inc.	5.700%	3/15/36	863	1,058
Honeywell International Inc.	5.700%	3/15/37	1,251	1,545
Honeywell International Inc.	5.375%	3/1/41	516	624
Honeywell International Inc.	3.812%	11/21/47	700	684
Illinois Tool Works Inc.	4.875%	9/15/41	1,096	1,256
Illinois Tool Works Inc.	3.900%	9/1/42	2,451	2,466
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,261	1,514
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	878	921
Johnson Controls International plc	6.000%	1/15/36	510	614
Johnson Controls International plc	5.700%	3/1/41	400	455
Johnson Controls International plc	4.625%	7/2/44	1,005	1,052
Johnson Controls International plc	5.125%	9/14/45	876	986
Johnson Controls International plc	4.500%	2/15/47	1,122	1,148
Johnson Controls International plc	4.950%	7/2/64	755	784
Lafarge SA	7.125%	7/15/36	1,000	1,263
Lockheed Martin Corp.	3.600%	3/1/35	956	903
Lockheed Martin Corp.	4.500%	5/15/36	420	445
Lockheed Martin Corp.	6.150%	9/1/36	815	1,020
Lockheed Martin Corp.	5.720%	6/1/40	779	941
Lockheed Martin Corp.	4.850%	9/15/41	1,330	1,437
Lockheed Martin Corp.	4.070%	12/15/42	2,825	2,785
Lockheed Martin Corp.	3.800%	3/1/45	1,842	1,726
Lockheed Martin Corp.	4.700%	5/15/46	3,645	3,950
Lockheed Martin Corp.	4.090%	9/15/52	1,367	1,325
Martin Marietta Materials Inc.	4.250%	12/15/47	1,200	1,112
Masco Corp.	7.750%	8/1/29	140	176
Masco Corp.	6.500%	8/15/32	140	163
Masco Corp.	4.500%	5/15/47	753	728
Northrop Grumman Corp.	5.050%	11/15/40	871	962
Northrop Grumman Corp.	4.750%	6/1/43	1,863	1,995
Northrop Grumman Corp.	3.850%	4/15/45	1,684	1,577

72

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northrop Grumman Corp.	4.030%	10/15/47	3,095	2,972
Northrop Grumman Systems Corp.	7.750%	2/15/31	1,056	1,438
Owens Corning	7.000%	12/1/36	563	706
Owens Corning	4.300%	7/15/47	1,358	1,245
Owens Corning	4.400%	1/30/48	900	849
Parker-Hannifin Corp.	4.200%	11/21/34	853	884
Parker-Hannifin Corp.	6.250%	5/15/38	835	1,072
Parker-Hannifin Corp.	4.450%	11/21/44	213	227
Parker-Hannifin Corp.	4.100%	3/1/47	2,130	2,162
Precision Castparts Corp.	4.200%	6/15/35	225	230
Precision Castparts Corp.	3.900%	1/15/43	442	433
Precision Castparts Corp.	4.375%	6/15/45	913	964
Raytheon Co.	4.875%	10/15/40	733	831
Raytheon Co.	4.700%	12/15/41	773	860
Raytheon Co.	4.200%	12/15/44	753	792
Republic Services Inc.	6.200%	3/1/40	700	873
Republic Services Inc.	5.700%	5/15/41	620	730
Rockwell Collins Inc.	4.800%	12/15/43	648	695
Rockwell Collins Inc.	4.350%	4/15/47	1,850	1,832
Snap-on Inc.	4.100%	3/1/48	800	802
Sonoco Products Co.	5.750%	11/1/40	1,018	1,153
Stanley Black & Decker Inc.	5.200%	9/1/40	590	660
Textron Inc.	3.375%	3/1/28	1,158	1,105
United Technologies Corp.	6.700%	8/1/28	600	745
United Technologies Corp.	7.500%	9/15/29	975	1,287
United Technologies Corp.	5.400%	5/1/35	1,028	1,172
United Technologies Corp.	6.050%	6/1/36	1,178	1,438
United Technologies Corp.	6.125%	7/15/38	1,074	1,330
United Technologies Corp.	5.700%	4/15/40	2,039	2,424
United Technologies Corp.	4.500%	6/1/42	6,515	6,678
United Technologies Corp.	4.150%	5/15/45	1,649	1,599
United Technologies Corp.	3.750%	11/1/46	2,425	2,221
United Technologies Corp.	4.050%	5/4/47	1,000	970
Vulcan Materials Co.	4.500%	6/15/47	808	778
Waste Management Inc.	7.000%	7/15/28	230	289
Waste Management Inc.	3.900%	3/1/35	330	329
Waste Management Inc.	6.125%	11/30/39	350	438
Waste Management Inc.	4.100%	3/1/45	1,068	1,061
WW Grainger Inc.	4.600%	6/15/45	2,016	2,130
WW Grainger Inc.	3.750%	5/15/46	1,038	965
WW Grainger Inc.	4.200%	5/15/47	575	581
Xylem Inc.	4.375%	11/1/46	709	716
Communication (14.5%)
21st Century Fox America Inc.	6.550%	3/15/33	471	594
21st Century Fox America Inc.	6.200%	12/15/34	2,075	2,598
21st Century Fox America Inc.	6.400%	12/15/35	2,290	2,886
21st Century Fox America Inc.	8.150%	10/17/36	631	923
21st Century Fox America Inc.	6.150%	3/1/37	2,205	2,722
21st Century Fox America Inc.	6.650%	11/15/37	2,232	2,924
21st Century Fox America Inc.	7.850%	3/1/39	275	400
21st Century Fox America Inc.	6.900%	8/15/39	980	1,322
21st Century Fox America Inc.	6.150%	2/15/41	3,100	3,908
21st Century Fox America Inc.	5.400%	10/1/43	1,395	1,620
21st Century Fox America Inc.	4.750%	9/15/44	2,585	2,759
21st Century Fox America Inc.	4.950%	10/15/45	800	886
21st Century Fox America Inc.	7.750%	12/1/45	405	612
Activision Blizzard Inc.	4.500%	6/15/47	863	844
America Movil SAB de CV	6.375%	3/1/35	2,205	2,667
America Movil SAB de CV	6.125%	11/15/37	800	961
America Movil SAB de CV	6.125%	3/30/40	3,351	4,062
America Movil SAB de CV	4.375%	7/16/42	2,300	2,317
AT&T Corp.	8.250%	11/15/31	972	1,285
2 AT&T Inc.	4.300%	2/15/30	6,300	6,157

73

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	4.500%	5/15/35	5,635	5,437
AT&T Inc.	5.250%	3/1/37	7,159	7,420
AT&T Inc.	4.900%	8/14/37	10,130	10,141
AT&T Inc.	6.350%	3/15/40	1,113	1,283
AT&T Inc.	6.000%	8/15/40	1,301	1,445
AT&T Inc.	5.350%	9/1/40	3,589	3,703
AT&T Inc.	6.375%	3/1/41	1,640	1,906
AT&T Inc.	5.550%	8/15/41	1,699	1,795
AT&T Inc.	5.150%	3/15/42	2,194	2,218
AT&T Inc.	4.300%	12/15/42	3,659	3,330
AT&T Inc.	4.800%	6/15/44	4,228	4,038
AT&T Inc.	4.350%	6/15/45	6,181	5,509
AT&T Inc.	4.750%	5/15/46	6,893	6,523
2 AT&T Inc.	5.150%	11/15/46	4,873	4,850
AT&T Inc.	5.450%	3/1/47	5,449	5,667
AT&T Inc.	4.500%	3/9/48	8,408	7,671
AT&T Inc.	4.550%	3/9/49	4,132	3,749
AT&T Inc.	5.150%	2/14/50	9,590	9,588
AT&T Inc.	5.700%	3/1/57	1,300	1,367
AT&T Inc.	5.300%	8/14/58	5,210	5,209
British Telecommunications plc	9.125%	12/15/30	5,092	7,414
2 CBS Corp.	3.700%	6/1/28	1,150	1,101
CBS Corp.	7.875%	7/30/30	931	1,222
CBS Corp.	5.500%	5/15/33	741	802
CBS Corp.	5.900%	10/15/40	546	624
CBS Corp.	4.850%	7/1/42	1,038	1,036
CBS Corp.	4.900%	8/15/44	1,172	1,183
CBS Corp.	4.600%	1/15/45	1,130	1,098
Charter Communications Operating LLC / Charter
Communications Operating Capital	4.200%	3/15/28	2,450	2,348
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.384%	10/23/35	3,920	4,422
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.484%	10/23/45	6,880	7,747
Charter Communications Operating LLC / Charter
Communications Operating Capital	5.375%	5/1/47	4,860	4,809
Charter Communications Operating LLC / Charter
Communications Operating Capital	6.834%	10/23/55	785	904
Comcast Corp.	3.550%	5/1/28	500	491
Comcast Corp.	4.250%	1/15/33	3,318	3,392
Comcast Corp.	7.050%	3/15/33	1,280	1,665
Comcast Corp.	4.200%	8/15/34	2,409	2,416
Comcast Corp.	5.650%	6/15/35	1,290	1,515
Comcast Corp.	4.400%	8/15/35	1,141	1,159
Comcast Corp.	6.500%	11/15/35	1,963	2,508
Comcast Corp.	3.200%	7/15/36	1,451	1,275
Comcast Corp.	6.450%	3/15/37	1,815	2,320
Comcast Corp.	6.950%	8/15/37	1,777	2,369
Comcast Corp.	3.900%	3/1/38	2,500	2,387
Comcast Corp.	6.400%	5/15/38	1,368	1,736
Comcast Corp.	6.400%	3/1/40	911	1,164
Comcast Corp.	4.650%	7/15/42	2,444	2,523
Comcast Corp.	4.500%	1/15/43	560	566
Comcast Corp.	4.750%	3/1/44	1,946	2,052
Comcast Corp.	4.600%	8/15/45	3,095	3,205
Comcast Corp.	3.400%	7/15/46	2,786	2,391
Comcast Corp.	4.000%	8/15/47	1,292	1,215
Comcast Corp.	3.969%	11/1/47	4,876	4,540
Comcast Corp.	4.000%	3/1/48	500	466
Comcast Corp.	3.999%	11/1/49	3,867	3,605
Comcast Corp.	4.049%	11/1/52	2,980	2,776
Crown Castle International Corp.	4.750%	5/15/47	875	878
Deutsche Telekom International Finance BV	8.750%	6/15/30	7,770	11,073
Discovery Communications LLC	3.950%	3/20/28	3,810	3,640

74

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Discovery Communications LLC	5.000%	9/20/37	2,408	2,400
Discovery Communications LLC	6.350%	6/1/40	1,665	1,867
Discovery Communications LLC	4.950%	5/15/42	1,055	1,003
Discovery Communications LLC	4.875%	4/1/43	1,454	1,375
Discovery Communications LLC	5.200%	9/20/47	2,195	2,180
Grupo Televisa SAB	8.500%	3/11/32	515	673
Grupo Televisa SAB	6.625%	1/15/40	1,169	1,369
Grupo Televisa SAB	5.000%	5/13/45	2,168	2,067
Grupo Televisa SAB	6.125%	1/31/46	1,600	1,794
Koninklijke KPN NV	8.375%	10/1/30	1,326	1,748
Moody's Corp.	5.250%	7/15/44	1,120	1,275
NBCUniversal Media LLC	6.400%	4/30/40	1,175	1,510
NBCUniversal Media LLC	5.950%	4/1/41	2,300	2,805
NBCUniversal Media LLC	4.450%	1/15/43	1,365	1,379
Orange SA	9.000%	3/1/31	4,610	6,798
Orange SA	5.375%	1/13/42	1,781	2,031
Orange SA	5.500%	2/6/44	1,449	1,685
Rogers Communications Inc.	7.500%	8/15/38	675	918
Rogers Communications Inc.	4.500%	3/15/43	609	618
Rogers Communications Inc.	5.450%	10/1/43	1,288	1,486
Rogers Communications Inc.	5.000%	3/15/44	2,101	2,293
Rogers Communications Inc.	4.300%	2/15/48	250	247
S&P Global Inc.	6.550%	11/15/37	889	1,133
Telefonica Emisiones SAU	7.045%	6/20/36	4,238	5,384
Telefonica Emisiones SAU	4.665%	3/6/38	1,500	1,506
Telefonica Emisiones SAU	5.213%	3/8/47	4,751	4,998
Telefonica Europe BV	8.250%	9/15/30	1,562	2,139
Thomson Reuters Corp.	5.500%	8/15/35	900	979
Thomson Reuters Corp.	5.850%	4/15/40	727	832
Thomson Reuters Corp.	4.500%	5/23/43	275	263
Thomson Reuters Corp.	5.650%	11/23/43	1,092	1,223
Time Warner Cable LLC	6.550%	5/1/37	2,339	2,640
Time Warner Cable LLC	7.300%	7/1/38	2,650	3,223
Time Warner Cable LLC	6.750%	6/15/39	2,816	3,227
Time Warner Cable LLC	5.875%	11/15/40	2,458	2,592
Time Warner Cable LLC	5.500%	9/1/41	2,550	2,536
Time Warner Cable LLC	4.500%	9/15/42	2,280	2,060
Time Warner Entertainment Co. LP	8.375%	7/15/33	1,448	1,922
Time Warner Inc.	3.800%	2/15/27	3,250	3,147
Time Warner Inc.	5.375%	10/15/41	1,170	1,244
Time Warner Inc.	4.900%	6/15/42	2,948	3,000
Time Warner Inc.	5.350%	12/15/43	1,463	1,564
Time Warner Inc.	4.650%	6/1/44	3,191	3,112
Verizon Communications Inc.	4.500%	8/10/33	6,475	6,505
Verizon Communications Inc.	4.400%	11/1/34	5,757	5,636
Verizon Communications Inc.	4.272%	1/15/36	6,125	5,859
Verizon Communications Inc.	5.250%	3/16/37	6,105	6,468
Verizon Communications Inc.	4.812%	3/15/39	4,008	4,051
Verizon Communications Inc.	4.750%	11/1/41	1,165	1,153
Verizon Communications Inc.	3.850%	11/1/42	2,771	2,407
Verizon Communications Inc.	4.125%	8/15/46	2,750	2,447
Verizon Communications Inc.	4.862%	8/21/46	9,103	9,062
Verizon Communications Inc.	5.500%	3/16/47	3,235	3,528
Verizon Communications Inc.	4.522%	9/15/48	9,724	9,187
Verizon Communications Inc.	5.012%	4/15/49	7,904	8,042
Verizon Communications Inc.	5.012%	8/21/54	10,824	10,717
Verizon Communications Inc.	4.672%	3/15/55	9,969	9,275
Viacom Inc.	6.875%	4/30/36	1,593	1,896
Viacom Inc.	4.375%	3/15/43	3,900	3,502
Viacom Inc.	5.850%	9/1/43	2,360	2,566
Vodafone Group plc	7.875%	2/15/30	1,053	1,374
Vodafone Group plc	6.250%	11/30/32	1,404	1,649
Vodafone Group plc	6.150%	2/27/37	2,910	3,472
Vodafone Group plc	4.375%	2/19/43	2,833	2,714

75

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Walt Disney Co.	7.000%	3/1/32	840	1,135
Walt Disney Co.	4.375%	8/16/41	766	815
Walt Disney Co.	4.125%	12/1/41	1,458	1,512
Walt Disney Co.	3.700%	12/1/42	1,140	1,104
Walt Disney Co.	4.125%	6/1/44	1,870	1,938
Walt Disney Co.	3.000%	7/30/46	180	152
WPP Finance 2010	5.125%	9/7/42	600	624
WPP Finance 2010	5.625%	11/15/43	908	1,001
Consumer Cyclical (6.0%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	1,353	1,400
Alibaba Group Holding Ltd.	4.000%	12/6/37	2,300	2,200
Alibaba Group Holding Ltd.	4.200%	12/6/47	3,300	3,140
Alibaba Group Holding Ltd.	4.400%	12/6/57	1,700	1,616
Amazon.com Inc.	4.800%	12/5/34	1,267	1,399
2 Amazon.com Inc.	3.875%	8/22/37	6,235	6,179
Amazon.com Inc.	4.950%	12/5/44	2,684	3,033
2 Amazon.com Inc.	4.050%	8/22/47	5,900	5,858
2 Amazon.com Inc.	4.250%	8/22/57	4,400	4,374
Aptiv plc	4.400%	10/1/46	605	585
Bed Bath & Beyond Inc.	4.915%	8/1/34	750	654
Bed Bath & Beyond Inc.	5.165%	8/1/44	1,595	1,342
Booking Holdings Inc.	3.550%	3/15/28	862	826
BorgWarner Inc.	4.375%	3/15/45	915	890
Cummins Inc.	7.125%	3/1/28	325	409
Cummins Inc.	4.875%	10/1/43	588	658
Daimler Finance North America LLC	8.500%	1/18/31	2,517	3,665
Darden Restaurants Inc.	4.550%	2/15/48	600	592
eBay Inc.	4.000%	7/15/42	1,472	1,306
Ford Motor Co.	6.625%	10/1/28	1,208	1,393
Ford Motor Co.	7.450%	7/16/31	3,607	4,402
Ford Motor Co.	4.750%	1/15/43	3,086	2,847
Ford Motor Co.	7.400%	11/1/46	778	975
Ford Motor Co.	5.291%	12/8/46	2,715	2,670
General Motors Co.	5.000%	4/1/35	1,031	1,033
General Motors Co.	6.600%	4/1/36	2,190	2,548
General Motors Co.	5.150%	4/1/38	2,248	2,241
General Motors Co.	6.250%	10/2/43	2,814	3,163
General Motors Co.	5.200%	4/1/45	2,753	2,724
General Motors Co.	6.750%	4/1/46	1,630	1,916
General Motors Co.	5.400%	4/1/48	858	870
Harley-Davidson Inc.	4.625%	7/28/45	363	372
Home Depot Inc.	5.875%	12/16/36	5,952	7,584
Home Depot Inc.	5.400%	9/15/40	1,230	1,475
Home Depot Inc.	5.950%	4/1/41	1,675	2,144
Home Depot Inc.	4.200%	4/1/43	2,834	2,905
Home Depot Inc.	4.875%	2/15/44	878	987
Home Depot Inc.	4.400%	3/15/45	2,280	2,408
Home Depot Inc.	4.250%	4/1/46	2,495	2,582
Home Depot Inc.	3.900%	6/15/47	1,500	1,476
Home Depot Inc.	3.500%	9/15/56	1,563	1,372
Kohl's Corp.	5.550%	7/17/45	985	966
Lowe's Cos. Inc.	6.500%	3/15/29	331	407
Lowe's Cos. Inc.	4.650%	4/15/42	1,460	1,571
Lowe's Cos. Inc.	4.250%	9/15/44	818	826
Lowe's Cos. Inc.	4.375%	9/15/45	1,291	1,341
Lowe's Cos. Inc.	3.700%	4/15/46	3,280	3,036
Lowe's Cos. Inc.	4.050%	5/3/47	2,634	2,580
Macy's Retail Holdings Inc.	7.000%	2/15/28	450	482
Macy's Retail Holdings Inc.	6.900%	4/1/29	690	731
Macy's Retail Holdings Inc.	4.500%	12/15/34	905	786
Mastercard Inc.	3.800%	11/21/46	1,160	1,136
Mastercard Inc.	3.950%	2/26/48	850	855
McDonald's Corp.	4.700%	12/9/35	1,795	1,915

76

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald's Corp.	6.300%	10/15/37	1,600	2,033
McDonald's Corp.	6.300%	3/1/38	1,371	1,749
McDonald's Corp.	5.700%	2/1/39	420	504
McDonald's Corp.	3.700%	2/15/42	1,002	918
McDonald's Corp.	3.625%	5/1/43	1,003	904
McDonald's Corp.	4.600%	5/26/45	849	884
McDonald's Corp.	4.875%	12/9/45	3,677	3,979
McDonald's Corp.	4.450%	3/1/47	1,081	1,097
NIKE Inc.	3.625%	5/1/43	408	386
NIKE Inc.	3.875%	11/1/45	2,096	2,052
NIKE Inc.	3.375%	11/1/46	1,065	956
Nordstrom Inc.	6.950%	3/15/28	555	582
Nordstrom Inc.	5.000%	1/15/44	1,799	1,729
QVC Inc.	5.450%	8/15/34	685	654
QVC Inc.	5.950%	3/15/43	105	101
Royal Caribbean Cruises Ltd.	3.700%	3/15/28	1,000	953
Starbucks Corp.	3.500%	3/1/28	950	944
Starbucks Corp.	4.300%	6/15/45	440	456
Starbucks Corp.	3.750%	12/1/47	1,300	1,224
Target Corp.	6.350%	11/1/32	744	930
Target Corp.	6.500%	10/15/37	1,027	1,341
Target Corp.	7.000%	1/15/38	1,175	1,616
Target Corp.	4.000%	7/1/42	2,557	2,502
Target Corp.	3.625%	4/15/46	1,985	1,811
Target Corp.	3.900%	11/15/47	1,150	1,119
VF Corp.	6.450%	11/1/37	720	909
Visa Inc.	4.150%	12/14/35	3,280	3,444
Visa Inc.	4.300%	12/14/45	6,797	7,195
Visa Inc.	3.650%	9/15/47	980	939
Walgreen Co.	4.400%	9/15/42	610	572
Walgreens Boots Alliance Inc.	4.500%	11/18/34	491	486
Walgreens Boots Alliance Inc.	4.800%	11/18/44	2,619	2,614
Walgreens Boots Alliance Inc.	4.650%	6/1/46	1,115	1,081
Walmart Inc.	7.550%	2/15/30	1,043	1,449
Walmart Inc.	5.250%	9/1/35	4,695	5,619
Walmart Inc.	6.200%	4/15/38	3,214	4,291
Walmart Inc.	5.625%	4/1/40	2,037	2,574
Walmart Inc.	4.875%	7/8/40	875	1,011
Walmart Inc.	5.000%	10/25/40	1,133	1,332
Walmart Inc.	5.625%	4/15/41	2,041	2,599
Walmart Inc.	4.000%	4/11/43	1,411	1,449
Walmart Inc.	4.300%	4/22/44	990	1,068
Walmart Inc.	3.625%	12/15/47	713	692
Western Union Co.	6.200%	11/17/36	823	864
Western Union Co.	6.200%	6/21/40	180	186
Consumer Noncyclical (17.0%)
Abbott Laboratories	4.750%	11/30/36	4,085	4,346
Abbott Laboratories	6.150%	11/30/37	320	387
Abbott Laboratories	6.000%	4/1/39	814	984
Abbott Laboratories	5.300%	5/27/40	1,318	1,483
Abbott Laboratories	4.750%	4/15/43	738	775
Abbott Laboratories	4.900%	11/30/46	7,050	7,571
AbbVie Inc.	4.500%	5/14/35	4,835	4,974
AbbVie Inc.	4.300%	5/14/36	1,463	1,468
AbbVie Inc.	4.400%	11/6/42	5,109	5,062
AbbVie Inc.	4.700%	5/14/45	5,155	5,314
AbbVie Inc.	4.450%	5/14/46	4,001	3,993
Actavis Inc.	4.625%	10/1/42	650	637
AHS Hospital Corp.	5.024%	7/1/45	763	873
Allergan Funding SCS	4.550%	3/15/35	5,810	5,792
Allergan Funding SCS	4.850%	6/15/44	2,411	2,433
Allergan Funding SCS	4.750%	3/15/45	1,985	1,965
Altria Group Inc.	4.250%	8/9/42	2,771	2,721

77

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Altria Group Inc.	4.500%	5/2/43	1,180	1,199
Altria Group Inc.	5.375%	1/31/44	3,201	3,652
Altria Group Inc.	3.875%	9/16/46	1,960	1,802
AmerisourceBergen Corp.	4.250%	3/1/45	418	388
AmerisourceBergen Corp.	4.300%	12/15/47	1,350	1,268
Amgen Inc.	6.400%	2/1/39	2,445	3,039
Amgen Inc.	4.950%	10/1/41	1,188	1,274
Amgen Inc.	5.150%	11/15/41	3,125	3,434
Amgen Inc.	4.400%	5/1/45	4,151	4,098
Amgen Inc.	4.563%	6/15/48	2,550	2,559
Amgen Inc.	4.663%	6/15/51	6,457	6,513
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	11,527	12,111
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	1,490	1,411
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	1,150	1,184
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	20,587	21,985
Anheuser-Busch InBev Worldwide Inc.	5.875%	6/15/35	850	1,007
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	1,985	2,972
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	728	1,076
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	3,199	3,457
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	2,724	2,475
Anheuser-Busch InBev Worldwide Inc.	4.439%	10/6/48	3,610	3,602
Archer-Daniels-Midland Co.	5.935%	10/1/32	605	714
Archer-Daniels-Midland Co.	5.375%	9/15/35	335	384
Archer-Daniels-Midland Co.	4.535%	3/26/42	1,396	1,449
Archer-Daniels-Midland Co.	4.016%	4/16/43	1,657	1,597
Archer-Daniels-Midland Co.	3.750%	9/15/47	1,400	1,274
Ascension Health	3.945%	11/15/46	1,980	1,964
1 Ascension Health	4.847%	11/15/53	738	810
AstraZeneca plc	6.450%	9/15/37	4,653	5,961
AstraZeneca plc	4.000%	9/18/42	2,547	2,418
AstraZeneca plc	4.375%	11/16/45	1,319	1,333
2 BAT Capital Corp.	4.390%	8/15/37	5,350	5,256
2 BAT Capital Corp.	4.540%	8/15/47	5,080	4,939
Baxalta Inc.	5.250%	6/23/45	1,975	2,134
Baxter International Inc.	3.500%	8/15/46	758	657
Baylor Scott & White Holdings	3.967%	11/15/46	200	196
Baylor Scott & White Holdings Texas Revenue	4.185%	11/15/45	1,456	1,493
Becton Dickinson & Co.	5.000%	11/12/40	297	307
Becton Dickinson & Co.	4.875%	5/15/44	875	868
Becton Dickinson & Co.	4.685%	12/15/44	2,221	2,215
Becton Dickinson & Co.	4.669%	6/6/47	2,200	2,192
Biogen Inc.	5.200%	9/15/45	3,458	3,768
Boston Children's Hospital Corp. Revenue	4.115%	1/1/47	585	593
Boston Scientific Corp.	4.000%	3/1/28	2,425	2,417
Boston Scientific Corp.	7.000%	11/15/35	290	364
Boston Scientific Corp.	7.375%	1/15/40	528	704
Bristol-Myers Squibb Co.	3.250%	8/1/42	1,647	1,474
Bristol-Myers Squibb Co.	4.500%	3/1/44	988	1,066
Brown-Forman Corp.	4.500%	7/15/45	1,041	1,105
Campbell Soup Co.	3.800%	8/2/42	775	691
Cardinal Health Inc.	4.600%	3/15/43	752	734
Cardinal Health Inc.	4.500%	11/15/44	587	562
Cardinal Health Inc.	4.900%	9/15/45	575	585
Cardinal Health Inc.	4.368%	6/15/47	1,125	1,055
1 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	1,504	1,383
Celgene Corp.	5.250%	8/15/43	785	844
Celgene Corp.	4.625%	5/15/44	960	949
Celgene Corp.	5.000%	8/15/45	3,775	3,912
Celgene Corp.	4.350%	11/15/47	3,025	2,874
Celgene Corp.	4.550%	2/20/48	3,000	2,923
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	425	443
Church & Dwight Co. Inc.	3.950%	8/1/47	713	657
City of Hope	5.623%	11/15/43	575	689
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	788	821

78

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	1,200	1,363
Colgate-Palmolive Co.	4.000%	8/15/45	761	756
Colgate-Palmolive Co.	3.700%	8/1/47	1,160	1,098
Conagra Brands Inc.	7.000%	10/1/28	1,001	1,202
Conagra Brands Inc.	8.250%	9/15/30	548	733
Constellation Brands Inc.	4.500%	5/9/47	668	665
Constellation Brands Inc.	4.100%	2/15/48	1,400	1,297
CVS Health Corp.	4.875%	7/20/35	1,200	1,234
CVS Health Corp.	5.300%	12/5/43	2,193	2,342
CVS Health Corp.	5.125%	7/20/45	6,653	6,935
Danaher Corp.	4.375%	9/15/45	747	780
Dartmouth-Hitchcock Health	4.178%	8/1/48	575	575
Delhaize America LLC	9.000%	4/15/31	320	439
Diageo Capital plc	5.875%	9/30/36	1,056	1,334
Diageo Capital plc	3.875%	4/29/43	783	777
Diageo Investment Corp.	7.450%	4/15/35	787	1,127
Diageo Investment Corp.	4.250%	5/11/42	1,212	1,259
Dignity Health California GO	4.500%	11/1/42	825	780
Dignity Health California GO	5.267%	11/1/64	413	414
2 Dr Pepper Snapple Group Inc.	4.500%	11/15/45	523	512
Dr Pepper Snapple Group Inc.	4.420%	12/15/46	663	641
Duke University Health System Inc.	3.920%	6/1/47	1,068	1,064
Eli Lilly & Co.	5.550%	3/15/37	1,071	1,310
Eli Lilly & Co.	3.700%	3/1/45	1,361	1,313
Eli Lilly & Co.	3.950%	5/15/47	1,325	1,329
Estee Lauder Cos. Inc.	6.000%	5/15/37	500	628
Estee Lauder Cos. Inc.	4.375%	6/15/45	928	977
Estee Lauder Cos. Inc.	4.150%	3/15/47	933	955
Express Scripts Holding Co.	6.125%	11/15/41	928	1,076
Express Scripts Holding Co.	4.800%	7/15/46	3,015	3,000
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	898	902
Genentech Inc.	5.250%	7/15/35	488	571
General Mills Inc.	5.400%	6/15/40	923	1,021
General Mills Inc.	4.150%	2/15/43	925	874
Gilead Sciences Inc.	4.600%	9/1/35	2,099	2,221
Gilead Sciences Inc.	4.000%	9/1/36	2,825	2,781
Gilead Sciences Inc.	5.650%	12/1/41	973	1,149
Gilead Sciences Inc.	4.800%	4/1/44	2,879	3,047
Gilead Sciences Inc.	4.500%	2/1/45	3,694	3,757
Gilead Sciences Inc.	4.750%	3/1/46	4,335	4,570
Gilead Sciences Inc.	4.150%	3/1/47	2,952	2,840
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,055	1,229
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	5,005	6,636
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	842	876
Hackensack Meridian Health	4.500%	7/1/57	413	433
Hasbro Inc.	6.350%	3/15/40	588	662
Hasbro Inc.	5.100%	5/15/44	868	846
JM Smucker Co.	4.250%	3/15/35	1,200	1,204
JM Smucker Co.	4.375%	3/15/45	1,238	1,229
Johns Hopkins Health System Corp.	3.837%	5/15/46	713	692
Johnson & Johnson	6.950%	9/1/29	1,160	1,534
Johnson & Johnson	4.950%	5/15/33	968	1,115
Johnson & Johnson	4.375%	12/5/33	1,440	1,557
Johnson & Johnson	3.550%	3/1/36	2,559	2,512
Johnson & Johnson	3.625%	3/3/37	3,073	3,033
Johnson & Johnson	5.950%	8/15/37	1,293	1,664
Johnson & Johnson	3.400%	1/15/38	1,920	1,849
Johnson & Johnson	5.850%	7/15/38	613	787
Johnson & Johnson	4.500%	9/1/40	747	818
Johnson & Johnson	4.850%	5/15/41	420	482
Johnson & Johnson	4.500%	12/5/43	800	880
Johnson & Johnson	3.700%	3/1/46	2,820	2,757
Johnson & Johnson	3.750%	3/3/47	2,010	1,975
Johnson & Johnson	3.500%	1/15/48	2,825	2,659

79

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kaiser Foundation Hospitals	4.875%	4/1/42	1,650	1,869
Kaiser Foundation Hospitals	4.150%	5/1/47	2,175	2,215
Kellogg Co.	7.450%	4/1/31	997	1,274
Kellogg Co.	4.500%	4/1/46	1,300	1,285
Kimberly-Clark Corp.	6.625%	8/1/37	808	1,088
Kimberly-Clark Corp.	5.300%	3/1/41	950	1,120
Kimberly-Clark Corp.	3.700%	6/1/43	644	605
Kimberly-Clark Corp.	3.200%	7/30/46	1,390	1,206
Koninklijke Ahold Delhaize NV	5.700%	10/1/40	1,864	2,100
Koninklijke Philips NV	6.875%	3/11/38	1,175	1,534
Koninklijke Philips NV	5.000%	3/15/42	1,383	1,526
Kraft Foods Group Inc.	6.875%	1/26/39	1,195	1,471
Kraft Foods Group Inc.	6.500%	2/9/40	1,878	2,225
Kraft Foods Group Inc.	5.000%	6/4/42	3,866	3,849
Kraft Heinz Foods Co.	5.000%	7/15/35	1,998	2,078
Kraft Heinz Foods Co.	5.200%	7/15/45	3,661	3,735
Kraft Heinz Foods Co.	4.375%	6/1/46	5,890	5,376
Kroger Co.	4.450%	2/1/47	1,900	1,784
Kroger Co.	4.650%	1/15/48	1,375	1,321
Laboratory Corp. of America Holdings	4.700%	2/1/45	1,896	1,898
1 Mayo Clinic	3.774%	11/15/43	750	708
1 Mayo Clinic	4.000%	11/15/47	648	624
1 Mayo Clinic	4.128%	11/15/52	400	398
McCormick & Co. Inc.	4.200%	8/15/47	825	814
Mead Johnson Nutrition Co.	5.900%	11/1/39	770	913
Mead Johnson Nutrition Co.	4.600%	6/1/44	814	817
Medtronic Inc.	4.375%	3/15/35	6,252	6,594
Medtronic Inc.	6.500%	3/15/39	155	204
Medtronic Inc.	5.550%	3/15/40	868	1,031
Medtronic Inc.	4.500%	3/15/42	1,057	1,103
Medtronic Inc.	4.625%	3/15/44	1,017	1,097
Medtronic Inc.	4.625%	3/15/45	8,588	9,289
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	635	706
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	1,195	1,191
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	753	761
Merck & Co. Inc.	3.600%	9/15/42	1,040	991
Merck & Co. Inc.	4.150%	5/18/43	3,225	3,337
Merck & Co. Inc.	3.700%	2/10/45	4,145	4,000
Molson Coors Brewing Co.	5.000%	5/1/42	2,342	2,481
Molson Coors Brewing Co.	4.200%	7/15/46	3,482	3,277
Mondelez International Inc.	6.500%	2/9/40	909	1,131
1 Mount Sinai Hospitals Group Inc.	3.981%	7/1/48	575	556
Mylan Inc.	5.400%	11/29/43	1,007	1,035
Mylan NV	5.250%	6/15/46	1,725	1,741
New York & Presbyterian Hospital	4.024%	8/1/45	1,438	1,420
New York & Presbyterian Hospital	4.063%	8/1/56	713	694
Newell Brands Inc.	5.375%	4/1/36	1,625	1,721
Newell Brands Inc.	5.500%	4/1/46	2,946	3,134
Northwell Healthcare Inc.	3.979%	11/1/46	850	785
Northwell Healthcare Inc.	4.260%	11/1/47	1,600	1,556
Novartis Capital Corp.	3.700%	9/21/42	871	842
Novartis Capital Corp.	4.400%	5/6/44	3,625	3,926
Novartis Capital Corp.	4.000%	11/20/45	2,275	2,321
NYU Hospitals Center	4.784%	7/1/44	438	480
1 NYU Hospitals Center	4.368%	7/1/47	1,188	1,223
Orlando Health Obligated Group	4.089%	10/1/48	600	594
Partners Healthcare System Inc.	4.117%	7/1/55	475	467
PepsiCo Inc.	5.500%	1/15/40	1,448	1,772
PepsiCo Inc.	4.875%	11/1/40	1,404	1,597
PepsiCo Inc.	4.000%	3/5/42	1,195	1,200
PepsiCo Inc.	3.600%	8/13/42	350	329
PepsiCo Inc.	4.250%	10/22/44	1,697	1,760
PepsiCo Inc.	4.600%	7/17/45	662	721
PepsiCo Inc.	4.450%	4/14/46	3,215	3,451

80

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PepsiCo Inc.	3.450%	10/6/46	1,803	1,640
PepsiCo Inc.	4.000%	5/2/47	1,980	1,990
Perrigo Finance Unlimited Co.	4.900%	12/15/44	709	687
Pfizer Inc.	4.000%	12/15/36	1,598	1,642
Pfizer Inc.	7.200%	3/15/39	4,662	6,752
Pfizer Inc.	5.600%	9/15/40	36	44
Pfizer Inc.	4.300%	6/15/43	1,420	1,485
Pfizer Inc.	4.400%	5/15/44	2,360	2,512
Pfizer Inc.	4.125%	12/15/46	2,718	2,784
Pharmacia LLC	6.600%	12/1/28	1,350	1,693
Philip Morris International Inc.	3.125%	3/2/28	1,000	952
Philip Morris International Inc.	6.375%	5/16/38	2,424	3,148
Philip Morris International Inc.	4.375%	11/15/41	1,280	1,289
Philip Morris International Inc.	4.500%	3/20/42	1,219	1,249
Philip Morris International Inc.	3.875%	8/21/42	1,395	1,314
Philip Morris International Inc.	4.125%	3/4/43	2,235	2,160
Philip Morris International Inc.	4.875%	11/15/43	1,015	1,096
Philip Morris International Inc.	4.250%	11/10/44	2,817	2,796
Procter & Gamble Co.	5.500%	2/1/34	1,630	1,980
Procter & Gamble Co.	5.550%	3/5/37	1,800	2,254
Procter & Gamble Co.	3.500%	10/25/47	1,250	1,175
1 Providence St. Joseph Health Obligated Group	3.744%	10/1/47	800	737
1 Providence St. Joseph Health Obligated Group	3.930%	10/1/48	675	660
Quest Diagnostics Inc.	4.700%	3/30/45	588	594
Reynolds American Inc.	5.700%	8/15/35	1,945	2,213
Reynolds American Inc.	7.250%	6/15/37	1,026	1,359
Reynolds American Inc.	6.150%	9/15/43	238	286
Reynolds American Inc.	5.850%	8/15/45	3,809	4,411
RWJ Barnabas Health Inc.	3.949%	7/1/46	838	799
Stanford Health Care	3.795%	11/15/48	1,000	976
Stryker Corp.	3.650%	3/7/28	1,500	1,499
Stryker Corp.	4.100%	4/1/43	258	251
Stryker Corp.	4.375%	5/15/44	530	532
Stryker Corp.	4.625%	3/15/46	1,920	2,024
Sysco Corp.	5.375%	9/21/35	1,389	1,575
Sysco Corp.	4.850%	10/1/45	525	563
Sysco Corp.	4.500%	4/1/46	935	953
1 Texas Health Resources	4.330%	11/15/55	552	553
The Kroger Co.	7.700%	6/1/29	680	848
The Kroger Co.	8.000%	9/15/29	200	255
The Kroger Co.	7.500%	4/1/31	581	740
The Kroger Co.	6.900%	4/15/38	233	288
The Kroger Co.	5.400%	7/15/40	703	743
The Kroger Co.	5.150%	8/1/43	940	967
The Kroger Co.	3.875%	10/15/46	725	627
The Pepsi Bottling Group Inc.	7.000%	3/1/29	2,540	3,316
Thermo Fisher Scientific Inc.	5.300%	2/1/44	708	800
Thermo Fisher Scientific Inc.	4.100%	8/15/47	1,400	1,340
Trinity Health Corp.	4.125%	12/1/45	975	971
Tyson Foods Inc.	4.875%	8/15/34	951	1,019
Tyson Foods Inc.	5.150%	8/15/44	1,455	1,600
Tyson Foods Inc.	4.550%	6/2/47	755	765
Unilever Capital Corp.	5.900%	11/15/32	1,449	1,816
Whirlpool Corp.	4.500%	6/1/46	1,000	989
Wyeth LLC	6.500%	2/1/34	1,568	2,030
Wyeth LLC	6.000%	2/15/36	897	1,128
Wyeth LLC	5.950%	4/1/37	3,794	4,815
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	170	186
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	877	824
Zoetis Inc.	4.700%	2/1/43	1,785	1,896
Zoetis Inc.	3.950%	9/12/47	1,313	1,245
Energy (11.7%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	820	1,031

81

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anadarko Finance Co.	7.500%	5/1/31	1,777	2,235
Anadarko Petroleum Corp.	6.450%	9/15/36	3,276	3,903
Anadarko Petroleum Corp.	7.950%	6/15/39	295	395
Anadarko Petroleum Corp.	6.200%	3/15/40	1,628	1,902
Anadarko Petroleum Corp.	4.500%	7/15/44	823	783
Anadarko Petroleum Corp.	6.600%	3/15/46	2,655	3,310
Andeavor	3.800%	4/1/28	800	759
Andeavor	4.500%	4/1/48	900	828
Andeavor Logistics LP / Tesoro Logistics Finance Corp.	5.200%	12/1/47	1,300	1,261
Apache Corp.	6.000%	1/15/37	2,261	2,560
Apache Corp.	5.100%	9/1/40	3,071	3,146
Apache Corp.	5.250%	2/1/42	581	610
Apache Corp.	4.750%	4/15/43	2,528	2,485
Apache Corp.	4.250%	1/15/44	1,675	1,532
Apache Finance Canada Corp.	7.750%	12/15/29	155	196
Baker Hughes a GE Co. LLC	5.125%	9/15/40	1,870	2,057
Baker Hughes a GE Co. LLC / Baker Hughes Co-
Obligor Inc.	4.080%	12/15/47	2,650	2,492
BP Capital Markets plc	3.723%	11/28/28	1,365	1,372
Buckeye Partners LP	5.850%	11/15/43	908	950
Buckeye Partners LP	5.600%	10/15/44	279	284
Burlington Resources Finance Co.	7.200%	8/15/31	1,682	2,213
Burlington Resources Finance Co.	7.400%	12/1/31	1,419	1,900
Canadian Natural Resources Ltd.	7.200%	1/15/32	843	1,054
Canadian Natural Resources Ltd.	6.450%	6/30/33	886	1,060
Canadian Natural Resources Ltd.	5.850%	2/1/35	400	454
Canadian Natural Resources Ltd.	6.500%	2/15/37	981	1,201
Canadian Natural Resources Ltd.	6.250%	3/15/38	2,329	2,802
Canadian Natural Resources Ltd.	6.750%	2/1/39	840	1,058
Canadian Natural Resources Ltd.	4.950%	6/1/47	1,125	1,175
Cenovus Energy Inc.	5.250%	6/15/37	1,987	1,999
Cenovus Energy Inc.	6.750%	11/15/39	2,850	3,277
Cenovus Energy Inc.	4.450%	9/15/42	775	682
Cenovus Energy Inc.	5.200%	9/15/43	750	722
Cenovus Energy Inc.	5.400%	6/15/47	1,622	1,618
Columbia Pipeline Group Inc.	5.800%	6/1/45	905	1,049
Concho Resources Inc.	4.875%	10/1/47	1,563	1,618
Conoco Funding Co.	7.250%	10/15/31	788	1,039
ConocoPhillips	5.900%	10/15/32	828	984
ConocoPhillips	5.900%	5/15/38	946	1,155
ConocoPhillips	6.500%	2/1/39	5,460	7,109
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	922	1,125
ConocoPhillips Co.	4.150%	11/15/34	488	492
ConocoPhillips Co.	4.300%	11/15/44	1,403	1,434
ConocoPhillips Co.	5.950%	3/15/46	671	847
ConocoPhillips Holding Co.	6.950%	4/15/29	3,132	3,971
Devon Energy Corp.	7.950%	4/15/32	1,880	2,515
Devon Energy Corp.	5.600%	7/15/41	2,217	2,477
Devon Energy Corp.	4.750%	5/15/42	1,586	1,600
Devon Energy Corp.	5.000%	6/15/45	1,827	1,912
Devon Financing Co. LLC	7.875%	9/30/31	1,695	2,241
Dominion Energy Gas Holdings LLC	4.800%	11/1/43	966	1,020
Dominion Energy Gas Holdings LLC	4.600%	12/15/44	802	823
Enable Midstream Partners LP	5.000%	5/15/44	596	567
Enbridge Energy Partners LP	7.500%	4/15/38	1,248	1,589
Enbridge Energy Partners LP	5.500%	9/15/40	1,233	1,309
Enbridge Energy Partners LP	7.375%	10/15/45	625	816
Enbridge Inc.	4.500%	6/10/44	700	686
Enbridge Inc.	5.500%	12/1/46	1,595	1,801
Encana Corp.	8.125%	9/15/30	650	854
Encana Corp.	6.500%	8/15/34	1,198	1,430
Encana Corp.	6.625%	8/15/37	940	1,154
Encana Corp.	6.500%	2/1/38	1,251	1,509
Encana Corp.	5.150%	11/15/41	50	51

82

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energy Transfer LP	8.250%	11/15/29	264	332
Energy Transfer LP	4.900%	3/15/35	1,518	1,449
Energy Transfer LP	6.625%	10/15/36	895	1,007
Energy Transfer LP	7.500%	7/1/38	943	1,142
Energy Transfer LP	6.050%	6/1/41	1,600	1,678
Energy Transfer LP	6.500%	2/1/42	1,620	1,788
Energy Transfer LP	5.150%	2/1/43	445	419
Energy Transfer LP	5.950%	10/1/43	715	740
Energy Transfer LP	5.150%	3/15/45	2,166	2,038
Energy Transfer LP	6.125%	12/15/45	1,799	1,911
Energy Transfer LP	5.300%	4/15/47	1,805	1,768
EnLink Midstream Partners LP	5.600%	4/1/44	653	662
EnLink Midstream Partners LP	5.050%	4/1/45	713	676
EnLink Midstream Partners LP	5.450%	6/1/47	926	929
Enterprise Products Operating LLC	6.875%	3/1/33	942	1,184
Enterprise Products Operating LLC	6.650%	10/15/34	873	1,082
Enterprise Products Operating LLC	7.550%	4/15/38	268	362
Enterprise Products Operating LLC	6.125%	10/15/39	1,306	1,570
Enterprise Products Operating LLC	6.450%	9/1/40	710	883
Enterprise Products Operating LLC	5.950%	2/1/41	926	1,093
Enterprise Products Operating LLC	5.700%	2/15/42	1,262	1,461
Enterprise Products Operating LLC	4.850%	8/15/42	2,785	2,896
Enterprise Products Operating LLC	4.450%	2/15/43	1,588	1,568
Enterprise Products Operating LLC	4.850%	3/15/44	3,213	3,349
Enterprise Products Operating LLC	5.100%	2/15/45	1,706	1,846
Enterprise Products Operating LLC	4.900%	5/15/46	1,970	2,073
Enterprise Products Operating LLC	4.250%	2/15/48	2,000	1,913
Enterprise Products Operating LLC	4.950%	10/15/54	650	670
EOG Resources Inc.	3.900%	4/1/35	900	881
Exxon Mobil Corp.	3.567%	3/6/45	1,468	1,388
Exxon Mobil Corp.	4.114%	3/1/46	5,020	5,238
Halliburton Co.	4.850%	11/15/35	2,820	3,010
Halliburton Co.	6.700%	9/15/38	1,486	1,892
Halliburton Co.	7.450%	9/15/39	1,359	1,864
Halliburton Co.	4.500%	11/15/41	1,093	1,100
Halliburton Co.	4.750%	8/1/43	1,143	1,181
Halliburton Co.	5.000%	11/15/45	4,149	4,468
Hess Corp.	7.875%	10/1/29	1,045	1,273
Hess Corp.	7.300%	8/15/31	820	1,001
Hess Corp.	7.125%	3/15/33	1,050	1,268
Hess Corp.	6.000%	1/15/40	1,242	1,316
Hess Corp.	5.600%	2/15/41	2,861	2,933
Hess Corp.	5.800%	4/1/47	1,100	1,161
Husky Energy Inc.	6.800%	9/15/37	690	863
Kerr-McGee Corp.	7.875%	9/15/31	178	231
Kinder Morgan Energy Partners LP	7.400%	3/15/31	251	307
Kinder Morgan Energy Partners LP	7.750%	3/15/32	1,492	1,890
Kinder Morgan Energy Partners LP	7.300%	8/15/33	625	773
Kinder Morgan Energy Partners LP	5.800%	3/15/35	988	1,071
Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,248	1,419
Kinder Morgan Energy Partners LP	6.950%	1/15/38	2,005	2,427
Kinder Morgan Energy Partners LP	6.500%	9/1/39	1,291	1,486
Kinder Morgan Energy Partners LP	6.550%	9/15/40	325	373
Kinder Morgan Energy Partners LP	7.500%	11/15/40	613	771
Kinder Morgan Energy Partners LP	6.375%	3/1/41	938	1,063
Kinder Morgan Energy Partners LP	5.625%	9/1/41	803	837
Kinder Morgan Energy Partners LP	5.000%	8/15/42	732	716
Kinder Morgan Energy Partners LP	4.700%	11/1/42	1,142	1,061
Kinder Morgan Energy Partners LP	5.000%	3/1/43	309	302
Kinder Morgan Energy Partners LP	5.500%	3/1/44	2,333	2,408
Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,350	1,374
Kinder Morgan Inc.	7.800%	8/1/31	625	789
Kinder Morgan Inc.	7.750%	1/15/32	1,130	1,436
Kinder Morgan Inc.	5.300%	12/1/34	2,203	2,279

83

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Inc.	5.550%	6/1/45	3,375	3,535
Kinder Morgan Inc.	5.050%	2/15/46	1,200	1,179
Kinder Morgan Inc. /DE	4.300%	3/1/28	2,000	1,981
Magellan Midstream Partners LP	5.150%	10/15/43	915	998
Magellan Midstream Partners LP	4.250%	9/15/46	898	869
Magellan Midstream Partners LP	4.200%	10/3/47	1,185	1,139
Marathon Oil Corp.	6.800%	3/15/32	1,237	1,471
Marathon Oil Corp.	6.600%	10/1/37	1,396	1,677
Marathon Oil Corp.	5.200%	6/1/45	678	712
Marathon Petroleum Corp.	6.500%	3/1/41	1,533	1,858
Marathon Petroleum Corp.	4.750%	9/15/44	1,744	1,704
Marathon Petroleum Corp.	5.850%	12/15/45	240	266
Marathon Petroleum Corp.	5.000%	9/15/54	1,088	1,055
MPLX LP	4.000%	3/15/28	2,400	2,359
MPLX LP	4.500%	4/15/38	2,500	2,439
MPLX LP	5.200%	3/1/47	2,165	2,243
MPLX LP	4.700%	4/15/48	3,000	2,898
MPLX LP	4.900%	4/15/58	500	482
National Oilwell Varco Inc.	3.950%	12/1/42	1,567	1,352
Noble Energy Inc.	6.000%	3/1/41	1,696	1,950
Noble Energy Inc.	5.250%	11/15/43	1,142	1,215
Noble Energy Inc.	5.050%	11/15/44	1,203	1,250
Noble Energy Inc.	4.950%	8/15/47	1,543	1,587
Occidental Petroleum Corp.	4.625%	6/15/45	1,344	1,418
Occidental Petroleum Corp.	4.400%	4/15/46	2,230	2,311
Occidental Petroleum Corp.	4.100%	2/15/47	1,053	1,045
ONEOK Inc.	6.000%	6/15/35	515	575
ONEOK Inc.	4.950%	7/13/47	1,313	1,331
ONEOK Partners LP	6.650%	10/1/36	909	1,091
ONEOK Partners LP	6.850%	10/15/37	1,400	1,707
ONEOK Partners LP	6.125%	2/1/41	921	1,064
ONEOK Partners LP	6.200%	9/15/43	902	1,051
Petro-Canada	5.350%	7/15/33	573	646
Petro-Canada	5.950%	5/15/35	900	1,092
Petro-Canada	6.800%	5/15/38	1,474	1,950
Phillips 66	3.900%	3/15/28	760	758
Phillips 66	4.650%	11/15/34	2,384	2,504
Phillips 66	5.875%	5/1/42	2,966	3,520
Phillips 66	4.875%	11/15/44	2,459	2,587
Phillips 66 Partners LP	3.750%	3/1/28	1,175	1,138
Phillips 66 Partners LP	4.680%	2/15/45	775	756
Phillips 66 Partners LP	4.900%	10/1/46	1,200	1,202
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	685	775
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	745	710
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	990	846
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	1,905	1,737
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	1,275	1,195
Sabine Pass Liquefaction LLC	4.200%	3/15/28	3,123	3,064
Shell International Finance BV	4.125%	5/11/35	2,474	2,535
Shell International Finance BV	6.375%	12/15/38	5,661	7,463
Shell International Finance BV	5.500%	3/25/40	1,529	1,834
Shell International Finance BV	3.625%	8/21/42	977	910
Shell International Finance BV	4.550%	8/12/43	2,767	2,969
Shell International Finance BV	4.375%	5/11/45	5,528	5,816
Shell International Finance BV	4.000%	5/10/46	4,285	4,237
Shell International Finance BV	3.750%	9/12/46	2,275	2,158
Spectra Energy Partners LP	5.950%	9/25/43	741	863
Spectra Energy Partners LP	4.500%	3/15/45	1,225	1,197
Suncor Energy Inc.	7.150%	2/1/32	735	944
Suncor Energy Inc.	5.950%	12/1/34	825	1,000
Suncor Energy Inc.	6.500%	6/15/38	2,211	2,848
Suncor Energy Inc.	6.850%	6/1/39	1,400	1,878
Suncor Energy Inc.	4.000%	11/15/47	2,000	1,931
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	738	767

84

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	1,063	982
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	1,488	1,452
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	1,505	1,461
Sunoco Logistics Partners Operations LP	5.400%	10/1/47	1,503	1,469
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	375	449
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	634	794
Texas Eastern Transmission LP	7.000%	7/15/32	779	985
Tosco Corp.	8.125%	2/15/30	573	785
TransCanada PipeLines Ltd.	4.625%	3/1/34	1,888	2,000
TransCanada PipeLines Ltd.	5.600%	3/31/34	448	517
TransCanada PipeLines Ltd.	5.850%	3/15/36	275	329
TransCanada PipeLines Ltd.	6.200%	10/15/37	905	1,128
TransCanada PipeLines Ltd.	7.250%	8/15/38	1,792	2,452
TransCanada PipeLines Ltd.	7.625%	1/15/39	2,475	3,524
TransCanada PipeLines Ltd.	6.100%	6/1/40	2,408	2,994
TransCanada PipeLines Ltd.	5.000%	10/16/43	1,225	1,358
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	635	706
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	335	333
Valero Energy Corp.	7.500%	4/15/32	1,189	1,549
Valero Energy Corp.	6.625%	6/15/37	2,971	3,714
Valero Energy Corp.	4.900%	3/15/45	1,369	1,444
Western Gas Partners LP	4.500%	3/1/28	200	201
Western Gas Partners LP	5.450%	4/1/44	1,063	1,090
Western Gas Partners LP	5.300%	3/1/48	1,400	1,407
Williams Partners LP	6.300%	4/15/40	2,570	3,034
Williams Partners LP	5.800%	11/15/43	1,041	1,169
Williams Partners LP	5.400%	3/4/44	511	547
Williams Partners LP	4.900%	1/15/45	1,076	1,084
Williams Partners LP	5.100%	9/15/45	1,633	1,692
Williams Partners LP	4.850%	3/1/48	1,000	997
Other Industrial (0.5%)
California Institute of Technology GO	4.321%	8/1/45	605	650
California Institute of Technology GO	4.700%	11/1/11	668	701
1 Johns Hopkins University Maryland GO	4.083%	7/1/53	610	605
1 Massachusetts Institute of Technology GO	3.959%	7/1/38	725	753
Massachusetts Institute of Technology GO	5.600%	7/1/11	1,280	1,591
Massachusetts Institute of Technology GO	4.678%	7/1/14	1,025	1,093
Massachusetts Institute of Technology GO	3.885%	7/1/16	950	859
1 Northwestern University Illinois GO	4.643%	12/1/44	975	1,099
1 Northwestern University Illinois GO	3.662%	12/1/57	423	400
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	436	426
President & Fellows of Harvard College Massachusetts
Revenue	3.300%	7/15/56	1,000	903
1 Rice University Texas GO	3.574%	5/15/45	920	892
Stanford University California GO	3.647%	5/1/48	1,430	1,393
University of Notre Dame du Lac Indiana GO	3.394%	2/15/48	800	746
1 University of Notre Dame du Lac Indiana GO	3.438%	2/15/45	875	814
University of Pennsylvania GO	4.674%	9/1/12	450	470
1 University of Southern California GO	3.028%	10/1/39	1,547	1,387
1 University of Southern California GO	3.841%	10/1/47	200	198
Technology (6.9%)
Analog Devices Inc.	5.300%	12/15/45	713	810
Apple Inc.	4.500%	2/23/36	2,780	3,024
Apple Inc.	3.850%	5/4/43	6,227	6,059
Apple Inc.	4.450%	5/6/44	1,913	2,026
Apple Inc.	3.450%	2/9/45	4,072	3,704
Apple Inc.	4.375%	5/13/45	3,905	4,079
Apple Inc.	4.650%	2/23/46	7,373	8,042
Apple Inc.	3.850%	8/4/46	4,148	4,008
Apple Inc.	4.250%	2/9/47	2,130	2,191
Apple Inc.	3.750%	9/12/47	2,225	2,117
Apple Inc.	3.750%	11/13/47	150	143

85

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Applied Materials Inc.	5.100%	10/1/35	773	892
Applied Materials Inc.	5.850%	6/15/41	1,033	1,292
Applied Materials Inc.	4.350%	4/1/47	1,940	2,006
Cisco Systems Inc.	5.900%	2/15/39	3,422	4,459
Cisco Systems Inc.	5.500%	1/15/40	4,039	5,031
Corning Inc.	5.750%	8/15/40	791	913
Corning Inc.	4.750%	3/15/42	281	297
Corning Inc.	4.375%	11/15/57	2,000	1,872
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	3,045	3,724
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	3,741	4,736
DXC Technology Co.	7.450%	10/15/29	475	574
Fidelity National Information Services Inc.	4.500%	8/15/46	1,005	987
Hewlett Packard Enterprise Co.	6.200%	10/15/35	1,237	1,322
Hewlett Packard Enterprise Co.	6.350%	10/15/45	3,094	3,269
HP Inc.	6.000%	9/15/41	2,247	2,388
Intel Corp.	4.000%	12/15/32	896	930
Intel Corp.	4.800%	10/1/41	779	879
Intel Corp.	4.100%	5/19/46	2,607	2,661
Intel Corp.	4.100%	5/11/47	1,795	1,834
2 Intel Corp.	3.734%	12/8/47	7,013	6,708
International Business Machines Corp.	5.875%	11/29/32	1,545	1,935
International Business Machines Corp.	5.600%	11/30/39	912	1,125
International Business Machines Corp.	4.000%	6/20/42	2,206	2,212
International Business Machines Corp.	4.700%	2/19/46	1,713	1,923
Juniper Networks Inc.	5.950%	3/15/41	793	823
Microsoft Corp.	3.500%	2/12/35	3,357	3,297
Microsoft Corp.	4.200%	11/3/35	1,718	1,828
Microsoft Corp.	3.450%	8/8/36	3,980	3,852
Microsoft Corp.	4.100%	2/6/37	5,529	5,811
Microsoft Corp.	5.200%	6/1/39	815	975
Microsoft Corp.	4.500%	10/1/40	1,996	2,193
Microsoft Corp.	5.300%	2/8/41	1,354	1,642
Microsoft Corp.	3.500%	11/15/42	1,818	1,722
Microsoft Corp.	3.750%	5/1/43	1,427	1,401
Microsoft Corp.	4.875%	12/15/43	988	1,138
Microsoft Corp.	3.750%	2/12/45	3,365	3,308
Microsoft Corp.	4.450%	11/3/45	5,100	5,580
Microsoft Corp.	3.700%	8/8/46	8,671	8,431
Microsoft Corp.	4.250%	2/6/47	5,525	5,897
Microsoft Corp.	4.000%	2/12/55	4,429	4,419
Microsoft Corp.	4.750%	11/3/55	1,918	2,180
Microsoft Corp.	3.950%	8/8/56	4,107	4,066
Microsoft Corp.	4.500%	2/6/57	3,750	4,094
Motorola Solutions Inc.	5.500%	9/1/44	750	749
Oracle Corp.	3.250%	5/15/30	779	746
Oracle Corp.	4.300%	7/8/34	3,417	3,597
Oracle Corp.	3.900%	5/15/35	2,931	2,930
Oracle Corp.	3.850%	7/15/36	1,690	1,685
Oracle Corp.	3.800%	11/15/37	4,200	4,159
Oracle Corp.	6.500%	4/15/38	2,039	2,752
Oracle Corp.	6.125%	7/8/39	1,840	2,400
Oracle Corp.	5.375%	7/15/40	4,403	5,291
Oracle Corp.	4.500%	7/8/44	2,065	2,218
Oracle Corp.	4.125%	5/15/45	4,169	4,185
Oracle Corp.	4.000%	7/15/46	5,315	5,234
Oracle Corp.	4.000%	11/15/47	4,365	4,326
Oracle Corp.	4.375%	5/15/55	1,695	1,763
QUALCOMM Inc.	4.650%	5/20/35	1,918	1,954
QUALCOMM Inc.	4.800%	5/20/45	2,619	2,610
QUALCOMM Inc.	4.300%	5/20/47	2,790	2,600
Seagate HDD Cayman	5.750%	12/1/34	975	924
Tyco Electronics Group SA	7.125%	10/1/37	933	1,283
Verisk Analytics Inc.	5.500%	6/15/45	713	779
Xerox Corp.	6.750%	12/15/39	702	747

86

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Transportation (3.6%)
1 American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	284	280
1 American Airlines 2016-2 Class AA Pass Through Trust	3.200%	12/15/29	1,090	1,048
1 American Airlines 2016-3 Class A Pass Through Trust	3.250%	4/15/30	267	255
1 American Airlines 2016-3 Class AA Pass Through Trust	3.000%	10/15/28	924	876
1 American Airlines 2017-1 Class AA Pass Through Trust	3.650%	8/15/30	577	570
1 American Airlines 2017-2 Class AA Pass Through Trust	3.350%	10/15/29	1,100	1,066
Burlington Northern Santa Fe LLC	6.200%	8/15/36	348	439
Burlington Northern Santa Fe LLC	5.750%	5/1/40	1,332	1,635
Burlington Northern Santa Fe LLC	5.050%	3/1/41	979	1,109
Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,023	1,211
Burlington Northern Santa Fe LLC	4.950%	9/15/41	313	351
Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,578	1,650
Burlington Northern Santa Fe LLC	4.375%	9/1/42	1,309	1,369
Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,976	3,138
Burlington Northern Santa Fe LLC	5.150%	9/1/43	1,149	1,321
Burlington Northern Santa Fe LLC	4.900%	4/1/44	2,169	2,432
Burlington Northern Santa Fe LLC	4.550%	9/1/44	2,475	2,645
Burlington Northern Santa Fe LLC	4.150%	4/1/45	987	997
Burlington Northern Santa Fe LLC	4.700%	9/1/45	1,223	1,337
Burlington Northern Santa Fe LLC	3.900%	8/1/46	950	930
Burlington Northern Santa Fe LLC	4.125%	6/15/47	1,480	1,497
Burlington Northern Santa Fe LLC	4.050%	6/15/48	1,300	1,305
Canadian National Railway Co.	6.900%	7/15/28	847	1,078
Canadian National Railway Co.	6.250%	8/1/34	963	1,257
Canadian National Railway Co.	6.200%	6/1/36	680	878
Canadian National Railway Co.	6.375%	11/15/37	610	809
Canadian National Railway Co.	4.500%	11/7/43	200	216
Canadian National Railway Co.	3.200%	8/2/46	560	499
Canadian National Railway Co.	3.650%	2/3/48	1,300	1,246
Canadian Pacific Railway Co.	7.125%	10/15/31	1,279	1,688
Canadian Pacific Railway Co.	5.750%	3/15/33	170	194
Canadian Pacific Railway Co.	4.800%	9/15/35	418	459
Canadian Pacific Railway Co.	5.950%	5/15/37	410	508
Canadian Pacific Railway Co.	5.750%	1/15/42	315	383
Canadian Pacific Railway Co.	4.800%	8/1/45	175	195
Canadian Pacific Railway Co.	6.125%	9/15/15	1,755	2,157
CSX Corp.	3.800%	3/1/28	750	747
CSX Corp.	6.000%	10/1/36	608	735
CSX Corp.	6.150%	5/1/37	988	1,215
CSX Corp.	6.220%	4/30/40	1,285	1,595
CSX Corp.	5.500%	4/15/41	791	911
CSX Corp.	4.750%	5/30/42	1,015	1,064
CSX Corp.	4.400%	3/1/43	500	502
CSX Corp.	4.100%	3/15/44	2,112	2,027
CSX Corp.	3.800%	11/1/46	1,676	1,531
CSX Corp.	4.300%	3/1/48	1,500	1,483
CSX Corp.	3.950%	5/1/50	1,350	1,240
CSX Corp.	4.500%	8/1/54	876	857
CSX Corp.	4.250%	11/1/66	1,355	1,237
CSX Corp.	4.650%	3/1/68	700	686
FedEx Corp.	4.900%	1/15/34	1,468	1,572
FedEx Corp.	3.900%	2/1/35	857	822
FedEx Corp.	3.875%	8/1/42	349	324
FedEx Corp.	4.100%	4/15/43	663	632
FedEx Corp.	5.100%	1/15/44	2,061	2,243
FedEx Corp.	4.100%	2/1/45	993	936
FedEx Corp.	4.750%	11/15/45	1,490	1,547
FedEx Corp.	4.550%	4/1/46	1,660	1,677
FedEx Corp.	4.400%	1/15/47	2,120	2,096
FedEx Corp.	4.050%	2/15/48	2,000	1,882
FedEx Corp.	4.500%	2/1/65	384	363
Kansas City Southern	4.300%	5/15/43	920	898

87

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kansas City Southern	4.950%	8/15/45	1,123	1,198
Kirby Corp.	4.200%	3/1/28	950	945
Norfolk Southern Corp.	7.050%	5/1/37	255	362
Norfolk Southern Corp.	4.837%	10/1/41	1,241	1,357
Norfolk Southern Corp.	3.950%	10/1/42	980	944
Norfolk Southern Corp.	4.450%	6/15/45	1,292	1,334
Norfolk Southern Corp.	4.650%	1/15/46	1,135	1,212
Norfolk Southern Corp.	4.150%	2/28/48	1,200	1,187
2 Norfolk Southern Corp.	4.050%	8/15/52	1,470	1,408
1 Spirit Airlines Class A Pass Through Certificates Series
2015-1	4.100%	10/1/29	569	578
Union Pacific Corp.	3.375%	2/1/35	396	375
Union Pacific Corp.	3.600%	9/15/37	2,480	2,396
Union Pacific Corp.	4.750%	9/15/41	100	109
Union Pacific Corp.	4.300%	6/15/42	556	578
Union Pacific Corp.	4.250%	4/15/43	1,072	1,108
Union Pacific Corp.	4.821%	2/1/44	625	697
Union Pacific Corp.	4.150%	1/15/45	325	332
Union Pacific Corp.	4.050%	11/15/45	926	933
Union Pacific Corp.	3.350%	8/15/46	382	343
Union Pacific Corp.	4.000%	4/15/47	1,676	1,683
Union Pacific Corp.	3.799%	10/1/51	1,968	1,891
Union Pacific Corp.	3.875%	2/1/55	903	851
Union Pacific Corp.	4.375%	11/15/65	1,180	1,193
Union Pacific Corp.	4.100%	9/15/67	980	939
1 United Airlines 2016-1 Class A Pass Through Trust	3.450%	1/7/30	438	427
1 United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	1,217	1,174
1 United Airlines 2016-2 Class A Pass Through Trust	3.100%	10/7/28	475	454
1 United Airlines 2016-2 Class AA Pass Through Trust	2.875%	10/7/28	850	802
1 United Airlines 2018-1 Class AA Pass Through Trust	3.500%	3/1/30	1,800	1,773
United Parcel Service Inc.	6.200%	1/15/38	2,587	3,345
United Parcel Service Inc.	4.875%	11/15/40	728	815
United Parcel Service Inc.	3.625%	10/1/42	653	616
United Parcel Service Inc.	3.400%	11/15/46	309	277
United Parcel Service Inc.	3.750%	11/15/47	3,200	3,065
United Parcel Service of America Inc.	8.375%	4/1/30	325	447
				2,068,059
Utilities (11.9%)
Electric (10.7%)
AEP Texas Inc.	3.800%	10/1/47	600	576
AEP Transmission Co. LLC	4.000%	12/1/46	800	800
2 AEP Transmission Co. LLC	3.750%	12/1/47	758	726
Alabama Power Co.	6.125%	5/15/38	790	998
Alabama Power Co.	6.000%	3/1/39	600	751
Alabama Power Co.	3.850%	12/1/42	395	388
Alabama Power Co.	4.150%	8/15/44	1,033	1,056
Alabama Power Co.	3.750%	3/1/45	750	725
Alabama Power Co.	4.300%	1/2/46	1,435	1,514
Alabama Power Co.	3.700%	12/1/47	940	894
Ameren Illinois Co.	4.150%	3/15/46	996	1,036
Ameren Illinois Co.	3.700%	12/1/47	1,325	1,277
Appalachian Power Co.	7.000%	4/1/38	883	1,206
Appalachian Power Co.	4.400%	5/15/44	497	520
Appalachian Power Co.	4.450%	6/1/45	700	736
Arizona Public Service Co.	5.050%	9/1/41	530	603
Arizona Public Service Co.	4.500%	4/1/42	956	1,020
Arizona Public Service Co.	4.350%	11/15/45	758	800
Arizona Public Service Co.	3.750%	5/15/46	650	625
Baltimore Gas & Electric Co.	6.350%	10/1/36	698	894
Baltimore Gas & Electric Co.	3.500%	8/15/46	975	897
Baltimore Gas & Electric Co.	3.750%	8/15/47	625	600
2 Berkshire Hathaway Energy Co.	3.250%	4/15/28	2,000	1,925
Berkshire Hathaway Energy Co.	6.125%	4/1/36	3,726	4,745

88

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Energy Co.	5.950%	5/15/37	1,721	2,141
Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,938	2,227
Berkshire Hathaway Energy Co.	4.500%	2/1/45	760	803
2 Berkshire Hathaway Energy Co.	3.800%	7/15/48	850	804
Black Hills Corp.	4.200%	9/15/46	589	582
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	450	597
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	880	822
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,359	1,484
CenterPoint Energy Houston Electric LLC	3.950%	3/1/48	700	702
Cleco Corporate Holdings LLC	4.973%	5/1/46	625	632
Cleveland Electric Illuminating Co.	5.950%	12/15/36	605	726
CMS Energy Corp.	4.875%	3/1/44	439	481
Commonwealth Edison Co.	5.900%	3/15/36	1,167	1,450
Commonwealth Edison Co.	6.450%	1/15/38	883	1,172
Commonwealth Edison Co.	3.800%	10/1/42	213	205
Commonwealth Edison Co.	4.600%	8/15/43	338	368
Commonwealth Edison Co.	4.700%	1/15/44	695	768
Commonwealth Edison Co.	3.700%	3/1/45	1,145	1,094
Commonwealth Edison Co.	4.350%	11/15/45	909	957
Commonwealth Edison Co.	3.650%	6/15/46	1,380	1,305
Commonwealth Edison Co.	3.750%	8/15/47	1,325	1,272
Commonwealth Edison Co.	4.000%	3/1/48	750	753
Connecticut Light & Power Co.	4.300%	4/15/44	848	892
Connecticut Light & Power Co.	4.150%	6/1/45	527	543
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	784	903
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	823	1,010
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	389	496
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	1,390	1,802
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	618	850
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	690	831
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	840	1,041
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	649	665
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	417	411
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	2,050	2,184
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	1,343	1,446
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	1,968	1,914
Consolidated Edison Co. of New York Inc.	3.875%	6/15/47	1,796	1,751
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	710	763
Consolidated Edison Co. of New York Inc.	4.300%	12/1/56	768	784
Consolidated Edison Co. of New York Inc.	4.000%	11/15/57	675	654
Consumers Energy Co.	3.950%	5/15/43	745	752
Consumers Energy Co.	3.250%	8/15/46	894	797
Consumers Energy Co.	3.950%	7/15/47	713	718
Delmarva Power & Light Co.	4.150%	5/15/45	738	755
Dominion Energy Inc.	6.300%	3/15/33	270	329
Dominion Energy Inc.	5.250%	8/1/33	512	566
Dominion Energy Inc.	5.950%	6/15/35	1,955	2,334
Dominion Energy Inc.	7.000%	6/15/38	486	638
Dominion Energy Inc.	4.900%	8/1/41	1,310	1,410
Dominion Energy Inc.	4.050%	9/15/42	805	770
Dominion Energy Inc.	4.700%	12/1/44	1,004	1,057
DTE Electric Co.	4.000%	4/1/43	725	725
DTE Electric Co.	4.300%	7/1/44	861	901
DTE Electric Co.	3.700%	3/15/45	1,053	1,011
DTE Electric Co.	3.700%	6/1/46	223	212
DTE Electric Co.	3.750%	8/15/47	863	837
DTE Energy Co.	6.375%	4/15/33	820	1,017
Duke Energy Carolinas LLC	6.000%	12/1/28	435	517
Duke Energy Carolinas LLC	6.450%	10/15/32	508	643
Duke Energy Carolinas LLC	6.100%	6/1/37	1,195	1,485
Duke Energy Carolinas LLC	6.000%	1/15/38	730	922
Duke Energy Carolinas LLC	6.050%	4/15/38	1,041	1,322
Duke Energy Carolinas LLC	5.300%	2/15/40	1,080	1,278
Duke Energy Carolinas LLC	4.250%	12/15/41	803	828

89

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	4.000%	9/30/42	885	883
Duke Energy Carolinas LLC	3.750%	6/1/45	980	924
Duke Energy Carolinas LLC	3.875%	3/15/46	570	558
Duke Energy Carolinas LLC	3.700%	12/1/47	1,000	950
Duke Energy Carolinas LLC	3.950%	3/15/48	1,000	992
Duke Energy Corp.	4.800%	12/15/45	1,050	1,138
Duke Energy Corp.	3.750%	9/1/46	4,485	4,074
Duke Energy Corp.	3.950%	8/15/47	395	371
Duke Energy Florida LLC	6.350%	9/15/37	975	1,278
Duke Energy Florida LLC	6.400%	6/15/38	1,251	1,686
Duke Energy Florida LLC	5.650%	4/1/40	275	341
Duke Energy Florida LLC	3.850%	11/15/42	75	73
Duke Energy Florida LLC	3.400%	10/1/46	1,198	1,078
1 Duke Energy Florida Project Finance LLC	2.538%	9/1/29	1,200	1,122
1 Duke Energy Florida Project Finance LLC	2.858%	3/1/33	300	268
1 Duke Energy Florida Project Finance LLC	3.112%	9/1/36	225	205
Duke Energy Indiana LLC	6.120%	10/15/35	683	849
Duke Energy Indiana LLC	6.350%	8/15/38	1,011	1,334
Duke Energy Indiana LLC	6.450%	4/1/39	618	824
Duke Energy Indiana LLC	4.900%	7/15/43	615	692
Duke Energy Indiana LLC	3.750%	5/15/46	1,300	1,237
Duke Energy Ohio Inc.	3.700%	6/15/46	645	618
Duke Energy Progress LLC	6.300%	4/1/38	313	411
Duke Energy Progress LLC	4.100%	5/15/42	993	1,006
Duke Energy Progress LLC	4.100%	3/15/43	1,235	1,258
Duke Energy Progress LLC	4.375%	3/30/44	795	843
Duke Energy Progress LLC	4.150%	12/1/44	1,005	1,028
Duke Energy Progress LLC	4.200%	8/15/45	700	722
Duke Energy Progress LLC	3.700%	10/15/46	1,915	1,823
Duke Energy Progress LLC	3.600%	9/15/47	1,000	932
El Paso Electric Co.	6.000%	5/15/35	584	673
El Paso Electric Co.	5.000%	12/1/44	663	678
Emera US Finance LP	4.750%	6/15/46	2,241	2,249
Entergy Louisiana LLC	3.250%	4/1/28	248	240
Entergy Louisiana LLC	3.050%	6/1/31	1,103	1,020
Entergy Louisiana LLC	4.950%	1/15/45	573	582
Entergy Mississippi Inc.	2.850%	6/1/28	1,193	1,111
Exelon Corp.	4.950%	6/15/35	650	710
Exelon Corp.	5.625%	6/15/35	996	1,170
Exelon Corp.	5.100%	6/15/45	1,460	1,617
Exelon Corp.	4.450%	4/15/46	1,241	1,263
Exelon Generation Co. LLC	6.250%	10/1/39	1,422	1,594
Exelon Generation Co. LLC	5.750%	10/1/41	535	568
Exelon Generation Co. LLC	5.600%	6/15/42	1,697	1,770
FirstEnergy Corp.	7.375%	11/15/31	2,889	3,792
FirstEnergy Corp.	4.850%	7/15/47	1,775	1,866
Florida Power & Light Co.	5.625%	4/1/34	550	658
Florida Power & Light Co.	4.950%	6/1/35	135	151
Florida Power & Light Co.	5.650%	2/1/37	537	653
Florida Power & Light Co.	5.950%	2/1/38	1,055	1,342
Florida Power & Light Co.	5.960%	4/1/39	1,555	1,988
Florida Power & Light Co.	5.690%	3/1/40	946	1,181
Florida Power & Light Co.	5.250%	2/1/41	668	792
Florida Power & Light Co.	4.125%	2/1/42	1,435	1,478
Florida Power & Light Co.	4.050%	6/1/42	1,205	1,221
Florida Power & Light Co.	3.800%	12/15/42	990	973
Florida Power & Light Co.	4.050%	10/1/44	377	384
Florida Power & Light Co.	3.700%	12/1/47	1,600	1,537
Florida Power & Light Co.	3.950%	3/1/48	1,400	1,403
Georgia Power Co.	5.650%	3/1/37	375	434
Georgia Power Co.	5.950%	2/1/39	935	1,143
Georgia Power Co.	5.400%	6/1/40	406	471
Georgia Power Co.	4.750%	9/1/40	981	1,056
Georgia Power Co.	4.300%	3/15/42	3,148	3,209

90

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Georgia Power Co.	4.300%	3/15/43	430	437
Iberdrola International BV	6.750%	7/15/36	479	601
Indiana Michigan Power Co.	6.050%	3/15/37	928	1,154
Indiana Michigan Power Co.	4.550%	3/15/46	313	330
Indiana Michigan Power Co.	3.750%	7/1/47	1,013	961
Interstate Power & Light Co.	6.250%	7/15/39	540	688
Interstate Power & Light Co.	3.700%	9/15/46	493	461
ITC Holdings Corp.	5.300%	7/1/43	710	804
1 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	868	937
Kansas City Power & Light Co.	6.050%	11/15/35	250	306
Kansas City Power & Light Co.	5.300%	10/1/41	805	926
Kansas City Power & Light Co.	4.200%	6/15/47	340	340
Kansas City Power & Light Co.	4.200%	3/15/48	500	505
Kentucky Utilities Co.	5.125%	11/1/40	1,472	1,704
MidAmerican Energy Co.	6.750%	12/30/31	805	1,051
MidAmerican Energy Co.	5.750%	11/1/35	623	758
MidAmerican Energy Co.	5.800%	10/15/36	685	845
MidAmerican Energy Co.	4.800%	9/15/43	661	745
MidAmerican Energy Co.	4.400%	10/15/44	450	481
MidAmerican Energy Co.	4.250%	5/1/46	1,626	1,699
MidAmerican Energy Co.	3.950%	8/1/47	375	376
MidAmerican Energy Co.	3.650%	8/1/48	1,000	946
Mississippi Power Co.	4.250%	3/15/42	906	838
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	948	1,333
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	1,167	1,186
Nevada Power Co.	6.650%	4/1/36	913	1,207
Nevada Power Co.	6.750%	7/1/37	636	857
Northern States Power Co.	6.250%	6/1/36	260	336
Northern States Power Co.	6.200%	7/1/37	361	466
Northern States Power Co.	5.350%	11/1/39	455	543
Northern States Power Co.	3.400%	8/15/42	880	808
Northern States Power Co.	4.125%	5/15/44	963	987
Northern States Power Co.	4.000%	8/15/45	450	452
Northern States Power Co.	3.600%	5/15/46	770	727
Northern States Power Co.	3.600%	9/15/47	813	770
NorthWestern Corp.	4.176%	11/15/44	689	699
NSTAR Electric Co.	5.500%	3/15/40	773	931
NSTAR Electric Co.	4.400%	3/1/44	265	283
Oglethorpe Power Corp.	5.950%	11/1/39	180	217
Oglethorpe Power Corp.	5.375%	11/1/40	951	1,069
Oglethorpe Power Corp.	5.250%	9/1/50	548	591
Ohio Edison Co.	6.875%	7/15/36	983	1,289
Oklahoma Gas & Electric Co.	4.150%	4/1/47	525	542
Oklahoma Gas & Electric Co.	3.850%	8/15/47	675	668
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	839	1,110
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	638	869
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	600	860
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	930	1,098
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	790	857
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	686	818
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,085	1,040
2 Oncor Electric Delivery Co. LLC	3.800%	9/30/47	820	791
Pacific Gas & Electric Co.	6.050%	3/1/34	6,584	7,688
Pacific Gas & Electric Co.	5.800%	3/1/37	1,675	1,940
Pacific Gas & Electric Co.	6.350%	2/15/38	758	940
Pacific Gas & Electric Co.	6.250%	3/1/39	1,079	1,305
Pacific Gas & Electric Co.	5.400%	1/15/40	1,710	1,897
Pacific Gas & Electric Co.	4.450%	4/15/42	788	781
Pacific Gas & Electric Co.	3.750%	8/15/42	405	358
Pacific Gas & Electric Co.	4.600%	6/15/43	974	977
Pacific Gas & Electric Co.	5.125%	11/15/43	226	243
Pacific Gas & Electric Co.	4.750%	2/15/44	1,253	1,271
Pacific Gas & Electric Co.	4.300%	3/15/45	984	939
Pacific Gas & Electric Co.	4.250%	3/15/46	858	816

91

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	4.000%	12/1/46	1,128	1,040
2 Pacific Gas & Electric Co.	3.950%	12/1/47	1,700	1,530
PacifiCorp	7.700%	11/15/31	600	837
PacifiCorp	5.250%	6/15/35	585	675
PacifiCorp	6.100%	8/1/36	690	876
PacifiCorp	5.750%	4/1/37	1,179	1,454
PacifiCorp	6.250%	10/15/37	1,190	1,544
PacifiCorp	6.350%	7/15/38	255	336
PacifiCorp	6.000%	1/15/39	903	1,155
PacifiCorp	4.100%	2/1/42	680	693
PECO Energy Co.	5.950%	10/1/36	533	668
PECO Energy Co.	4.150%	10/1/44	445	456
PECO Energy Co.	3.700%	9/15/47	450	430
Potomac Electric Power Co.	6.500%	11/15/37	1,005	1,334
Potomac Electric Power Co.	4.150%	3/15/43	1,190	1,223
PPL Capital Funding Inc.	4.700%	6/1/43	598	632
PPL Capital Funding Inc.	5.000%	3/15/44	800	868
PPL Capital Funding Inc.	4.000%	9/15/47	775	741
PPL Electric Utilities Corp.	6.250%	5/15/39	1,025	1,354
PPL Electric Utilities Corp.	4.750%	7/15/43	290	321
PPL Electric Utilities Corp.	4.125%	6/15/44	840	860
PPL Electric Utilities Corp.	4.150%	10/1/45	350	360
PPL Electric Utilities Corp.	3.950%	6/1/47	1,041	1,042
Progress Energy Inc.	7.750%	3/1/31	1,280	1,738
Progress Energy Inc.	7.000%	10/30/31	933	1,206
Progress Energy Inc.	6.000%	12/1/39	1,190	1,476
PSEG Power LLC	8.625%	4/15/31	1,065	1,374
Public Service Co. of Colorado	6.250%	9/1/37	585	758
Public Service Co. of Colorado	6.500%	8/1/38	230	307
Public Service Co. of Colorado	3.600%	9/15/42	1,120	1,053
Public Service Co. of Colorado	4.300%	3/15/44	963	1,012
Public Service Co. of Colorado	3.800%	6/15/47	588	573
Public Service Electric & Gas Co.	5.800%	5/1/37	453	561
Public Service Electric & Gas Co.	5.500%	3/1/40	118	143
Public Service Electric & Gas Co.	3.950%	5/1/42	945	951
Public Service Electric & Gas Co.	3.650%	9/1/42	1,405	1,350
Public Service Electric & Gas Co.	3.800%	1/1/43	685	673
Public Service Electric & Gas Co.	3.800%	3/1/46	1,101	1,080
Public Service Electric & Gas Co.	3.600%	12/1/47	220	207
Puget Sound Energy Inc.	6.274%	3/15/37	601	777
Puget Sound Energy Inc.	5.757%	10/1/39	610	752
Puget Sound Energy Inc.	5.795%	3/15/40	477	597
Puget Sound Energy Inc.	5.638%	4/15/41	428	526
Puget Sound Energy Inc.	4.300%	5/20/45	1,371	1,436
San Diego Gas & Electric Co.	6.000%	6/1/39	704	903
San Diego Gas & Electric Co.	4.500%	8/15/40	791	855
San Diego Gas & Electric Co.	3.750%	6/1/47	690	669
South Carolina Electric & Gas Co.	6.625%	2/1/32	1,050	1,294
South Carolina Electric & Gas Co.	5.300%	5/15/33	605	662
South Carolina Electric & Gas Co.	6.050%	1/15/38	740	880
South Carolina Electric & Gas Co.	5.450%	2/1/41	461	517
South Carolina Electric & Gas Co.	4.350%	2/1/42	1,011	1,002
South Carolina Electric & Gas Co.	4.600%	6/15/43	356	364
South Carolina Electric & Gas Co.	4.100%	6/15/46	848	808
South Carolina Electric & Gas Co.	4.500%	6/1/64	874	825
South Carolina Electric & Gas Co.	5.100%	6/1/65	1,000	1,052
Southern California Edison Co.	6.650%	4/1/29	213	258
Southern California Edison Co.	6.000%	1/15/34	598	737
Southern California Edison Co.	5.750%	4/1/35	277	336
Southern California Edison Co.	5.350%	7/15/35	681	795
Southern California Edison Co.	5.550%	1/15/36	220	259
Southern California Edison Co.	5.625%	2/1/36	1,540	1,840
Southern California Edison Co.	5.550%	1/15/37	800	954
Southern California Edison Co.	5.950%	2/1/38	1,032	1,295

92

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Edison Co.	6.050%	3/15/39	1,035	1,316
Southern California Edison Co.	5.500%	3/15/40	570	689
Southern California Edison Co.	4.500%	9/1/40	621	663
Southern California Edison Co.	4.050%	3/15/42	2,095	2,107
Southern California Edison Co.	3.900%	3/15/43	320	315
Southern California Edison Co.	4.650%	10/1/43	1,316	1,443
Southern California Edison Co.	3.600%	2/1/45	564	528
Southern California Edison Co.	4.000%	4/1/47	1,965	1,958
4 Southern California Edison Co.	4.125%	3/1/48	1,000	998
Southern Co.	4.250%	7/1/36	711	714
Southern Co.	4.400%	7/1/46	3,700	3,708
Southern Power Co.	5.150%	9/15/41	1,138	1,215
Southern Power Co.	5.250%	7/15/43	520	566
Southern Power Co.	4.950%	12/15/46	850	896
Southwestern Electric Power Co.	6.200%	3/15/40	248	314
Southwestern Electric Power Co.	3.900%	4/1/45	1,048	1,009
Southwestern Electric Power Co.	3.850%	2/1/48	1,000	956
Southwestern Public Service Co.	4.500%	8/15/41	795	852
Southwestern Public Service Co.	3.400%	8/15/46	1,000	900
Southwestern Public Service Co.	3.700%	8/15/47	1,038	988
Tampa Electric Co.	6.550%	5/15/36	50	63
Tampa Electric Co.	6.150%	5/15/37	265	330
Tampa Electric Co.	4.100%	6/15/42	590	574
Tampa Electric Co.	4.350%	5/15/44	540	546
Toledo Edison Co.	6.150%	5/15/37	723	893
TransAlta Corp.	6.500%	3/15/40	768	766
Union Electric Co.	5.300%	8/1/37	253	293
Union Electric Co.	8.450%	3/15/39	560	875
Union Electric Co.	3.900%	9/15/42	777	768
Union Electric Co.	3.650%	4/15/45	840	798
Virginia Electric & Power Co.	6.000%	1/15/36	1,010	1,251
Virginia Electric & Power Co.	6.000%	5/15/37	663	829
Virginia Electric & Power Co.	6.350%	11/30/37	392	511
Virginia Electric & Power Co.	8.875%	11/15/38	708	1,165
Virginia Electric & Power Co.	4.000%	1/15/43	713	707
Virginia Electric & Power Co.	4.650%	8/15/43	1,158	1,267
Virginia Electric & Power Co.	4.450%	2/15/44	1,658	1,755
Virginia Electric & Power Co.	4.200%	5/15/45	1,303	1,330
Virginia Electric & Power Co.	4.000%	11/15/46	562	557
Virginia Electric & Power Co.	3.800%	9/15/47	1,100	1,054
Westar Energy Inc.	4.125%	3/1/42	1,363	1,372
Westar Energy Inc.	4.100%	4/1/43	1,011	1,027
Westar Energy Inc.	4.250%	12/1/45	317	335
Wisconsin Electric Power Co.	5.625%	5/15/33	335	390
Wisconsin Electric Power Co.	5.700%	12/1/36	250	304
Wisconsin Electric Power Co.	4.250%	6/1/44	220	225
Wisconsin Electric Power Co.	4.300%	12/15/45	420	432
Wisconsin Power & Light Co.	6.375%	8/15/37	599	776
Wisconsin Public Service Corp.	3.671%	12/1/42	370	347
Wisconsin Public Service Corp.	4.752%	11/1/44	238	267
Xcel Energy Inc.	6.500%	7/1/36	689	889
Natural Gas (0.9%)
Atmos Energy Corp.	5.500%	6/15/41	750	901
Atmos Energy Corp.	4.150%	1/15/43	582	593
Atmos Energy Corp.	4.125%	10/15/44	1,783	1,816
CenterPoint Energy Resources Corp.	5.850%	1/15/41	639	777
CenterPoint Energy Resources Corp.	4.100%	9/1/47	525	511
KeySpan Corp.	5.803%	4/1/35	580	687
NiSource Finance Corp.	5.950%	6/15/41	843	1,026
Nisource Finance Corp.	5.250%	2/15/43	1,254	1,416
NiSource Finance Corp.	4.800%	2/15/44	1,306	1,409
NiSource Finance Corp.	5.650%	2/1/45	425	507
NiSource Finance Corp.	4.375%	5/15/47	2,085	2,114

93

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NiSource Finance Corp.	3.950%	3/30/48	1,235	1,168
ONE Gas Inc.	4.658%	2/1/44	1,071	1,167
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	325	348
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	775	715
Sempra Energy	3.800%	2/1/38	2,375	2,252
Sempra Energy	6.000%	10/15/39	1,489	1,840
Sempra Energy	4.000%	2/1/48	1,575	1,471
Southern California Gas Co.	5.125%	11/15/40	155	180
Southern California Gas Co.	3.750%	9/15/42	725	707
Southern Co. Gas Capital Corp.	6.000%	10/1/34	215	248
Southern Co. Gas Capital Corp.	5.875%	3/15/41	1,085	1,289
Southern Co. Gas Capital Corp.	4.400%	6/1/43	785	785
Southern Co. Gas Capital Corp.	3.950%	10/1/46	1,100	1,020
Southern Co. Gas Capital Corp.	4.400%	5/30/47	920	923
Southwest Gas Corp.	3.800%	9/29/46	550	520
Washington Gas Light Co.	3.796%	9/15/46	863	829
Other Utility (0.3%)
American Water Capital Corp.	6.593%	10/15/37	1,298	1,746
American Water Capital Corp.	4.300%	12/1/42	590	614
American Water Capital Corp.	4.300%	9/1/45	1,115	1,168
American Water Capital Corp.	4.000%	12/1/46	425	428
American Water Capital Corp.	3.750%	9/1/47	1,488	1,433
United Utilities plc	6.875%	8/15/28	745	893
Veolia Environnement SA	6.750%	6/1/38	767	969
				352,953
Total Corporate Bonds (Cost $2,953,471)				2,925,896
Taxable Municipal Bonds (0.3%)
George Washington University District of Columbia GO	4.300%	9/15/44	975	1,013
George Washington University District of Columbia GO	4.868%	9/15/45	40	45
Missouri Health & Educational Facilities Authority
Revenue (Washington University)	3.652%	8/15/57	95	90
New York University Hospitals Center Revenue	5.750%	7/1/43	745	912
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	443	518
President & Fellows of Harvard College Massachusetts
GO	3.150%	7/15/46	1,065	959
Princeton University New Jersey GO	5.700%	3/1/39	1,115	1,417
Sales Tax Securitization Corp. Illinois Revenue	3.587%	1/1/43	700	668
San Jose California Redevelopment Agency Successor
Agency Tax Allocation	3.375%	8/1/34	1,000	952
University of Southern California GO	5.250%	10/1/11	770	890
Total Taxable Municipal Bonds (Cost $7,640)				7,464
			Shares

Temporary Cash Investment (0.9%)
Money Market Fund (0.9%)

5 Vanguard Market Liquidity Fund
(Cost $26,876)	1.601%	268,784	26,875

Total Investments (99.8%) (Cost $2,987,987)	2,960,235
Other Assets and Liabilities—Net (0.2%)	5,848
Net Assets (100%)	2,966,083

1	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2

Certain of the fund's securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, the aggregate value of these securities was $70,470,000, representing 2.4% of net assets.

94

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
February 28, 2018

3 Securities with a value of $686,000 have been segregated as initial margin for open futures contracts.
4 Security value determined using significant unobservable inputs.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

95

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA16422 042018

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:	April 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:	April 17, 2018

VANGUARD SCOTTSDALE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: April 17, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216,
Incorporated by Reference.